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ANNEX A TABLE OF CONTENTS
ANNEX E TABLE OF CONTENTS 1
ANNEX E TABLE OF CONTENTS 2
ANNEX E TABLE OF CONTENTS 3
ANNEX E TABLE OF CONTENTS 4
ANNEX E TABLE OF CONTENTS 5

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Rule 14a-101)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NEXCEN BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Dear NexCen Stockholders:

        You are cordially invited to attend a special meeting of the stockholders of NexCen Brands, Inc. to be held on July 29, 2010 at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, 50th Floor, New York, NY 10022. At the special meeting, NexCen is seeking your approval of:

  •
  the sale of substantially all of the assets of NexCen Brands, Inc., to Global Franchise Group, LLC, an affiliate of Levine Leichtman Capital Partners IV, L.P., a fund managed by Levine Leichtman Capital Partners, Inc., pursuant to and on the terms set forth in the Acquisition Agreement, dated May 13, 2010, between NexCen and Global Franchise Group, LLC;

  •
  a plan of dissolution of NexCen, including the liquidation and dissolution of NexCen contemplated thereby, following the closing of the asset sale;

  •
  an amendment to NexCen's certificate of incorporation to reduce the number of authorized shares of capital stock from 1 billion shares of common stock and 1 million shares of preferred stock to 100 million shares of common stock and 1 million shares of preferred stock;

  •
  the authorization of the NexCen board of directors, in its discretion, to adjourn the special meeting if the voting power of holders of NexCen common stock represented and voting in favor of the asset sale proposal, the plan of dissolution proposal or the share reduction proposal is insufficient to approve any of such proposals under Delaware law; and

  •
  to consider and transact such other business as may properly come before the special meeting and any adjournments or postponements thereof by or in the discretion of the NexCen board of directors.

        As discussed in more detail in the accompanying proxy statement, pursuant to the Acquisition Agreement, Global Franchise Group, LLC will acquire the subsidiaries of NexCen that hold our franchise business assets and also our franchise management operations, including our management operations in Norcross, Georgia, and our cookie and pretzel dough factory and research facility in Atlanta, Georgia. The purchase price is $112.5 million subject to closing adjustments for cash, indebtedness (other than indebtedness under the credit facility of certain of our subsidiaries with BTMU Capital Corporation), working capital, deferred franchise revenue, and other specified items. If the asset sale proposal is approved and the asset sale is consummated, NexCen will transfer substantially all of its assets and specified liabilities to Global Franchise Group, LLC, and NexCen will continue to exist as a separate legal entity.

        If the asset sale is not consummated, whether due to lack of stockholder approval or for other reasons, we believe that NexCen will have limited alternatives and that there is a substantial risk that stockholders will receive little or no value from any alternatives that might be pursued. As of the date of this proxy statement, NexCen is not aware of any viable alternatives that we expect would enable us to deliver similar or higher value to our stockholders (including value relating to the use of NexCen's accumulated tax loss carryforwards) or to continue in operation for an extended period of time. We believe that the terms of the asset sale and the accord and satisfaction agreement we have reached with BTMU Capital Corporation to forgive a sufficient amount of its debt such that we will retain a portion of the proceeds of the asset sale represent the best available outcome for stockholders under the circumstances, in light of the current value of our business, the significantly greater amount of debt owed to BTMU Capital Corporation by NexCen Holding Corporation and certain of its subsidiaries, and the operating and liquidity challenges we would face in the near term were we to attempt to continue to operate our business. We believe it would be extremely difficult to achieve an alternative that would be likely to provide similar potential value to stockholders or involve a low enough forgiveness of debt so as to gain the consent of BTMU Capital Corporation (which would be required). Absent a reasonable and attractive alternative that is agreeable to us and also to BTMU Capital Corporation, there is a substantial risk that our assets would be subject to foreclosure after a further default under the BTMUCC credit facility. If this were to happen, NexCen would lose control of all of its operating assets and cash flows and likely would have no choice but to file for bankruptcy protection. In such event, it is highly unlikely that there would be significant assets, if any, available for any distribution to NexCen's stockholders.

        In connection with the negotiation of the asset sale, as discussed in the accompanying proxy statement, we also have entered into an accord and satisfaction agreement with BTMU Capital Corporation that will allow us to use a substantial portion of the proceeds from the asset sale to completely satisfy the obligations under the credit facility with BTMU Capital Corporation and leave us with approximately $14 million to $15 million of cash.

        Following the closing of the asset sale and the satisfaction of the obligations to BTMU Capital Corporation, absent the emergence of a higher value alternative that the NexCen board of directors concludes it has a fiduciary duty to explore, NexCen shall use the remaining proceeds to pay, or make reasonable provision for, its outstanding, contingent and anticipated liabilities in accordance with existing agreements and contracts, its certificate of incorporation, Delaware law and the plan of dissolution. Any assets not used to satisfy outstanding, contingent and anticipated liabilities will be available for distribution to NexCen's stockholders pursuant to the plan of dissolution. NexCen currently estimates that, assuming that the asset sale is completed on its current terms, the assets ultimately available for distribution to the holders of NexCen common stock will be between $0.12 and $0.16 per share of common stock; however, NexCen is unable at this time to predict the exact amount, nature and timing of any distributions to its stockholders.

        The NexCen board of directors has carefully reviewed and considered the terms and conditions of the asset sale proposal (including the terms and conditions of the Acquisition Agreement), the plan of dissolution and the amendment to NexCen's certificate of incorporation and has concluded that the asset sale and, absent the emergence of a higher value alternative that the NexCen board of directors concludes it has a fiduciary obligation to explore, the liquidation and dissolution of NexCen pursuant to the plan of dissolution and the amendment to NexCen's certificate of incorporation are all in the best interests of NexCen and its stockholders. The NexCen board of directors made its determination with respect to the proposals after consultation with its independent legal and financial advisors and consideration of various factors discussed in the accompanying proxy statement. THE NEXCEN BOARD OF DIRECTORS THEREFORE HAS APPROVED THESE PROPOSALS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS SET FORTH IN THE ATTACHED PROXY STATEMENT.

        Approval of each of the asset sale proposal, the plan of dissolution proposal and the amendment to NexCen's certificate of incorporation proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of NexCen common stock. Approval of the adjournment proposal requires the affirmative vote of the holders of a majority in voting power of the shares of NexCen common stock present, either in person or by proxy, and entitled to vote at the special meeting.

        Your vote is very important.    Whether or not you plan to attend the special meeting, please complete, sign, date and return the enclosed proxy card, or submit your proxy by telephone or the Internet, as soon as possible. If you hold your shares in "street name," you should instruct your broker how to vote in accordance with your voting instruction card.

        If you do not either submit your proxy, instruct your broker how to vote your shares or vote in person at the special meeting, it will have the same effect as a vote against approval of the asset sale, the plan of dissolution and the amendment to NexCen's certificate of incorporation and will have no effect on the adjournment proposal.

        You are also encouraged to review carefully the enclosed proxy statement, as it explains the reasons for the proposals to be voted on at the special meeting and contains other important information, including copies of the Acquisition Agreement, the plan of dissolution and the amendment to NexCen's certificate of incorporation, which are attached as annexes.

        Thank you for your cooperation and continued support.

Sincerely,

Kenneth J. Hall Chief Executive Officer

        Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved the asset sale or plan of dissolution described in this proxy statement, passed upon the merits or fairness of the asset sale or plan of dissolution or passed upon the adequacy or accuracy of the disclosures in this document. Any representation to the contrary is a criminal offense.

        This proxy statement is dated June 11, 2010 and is first being mailed to NexCen stockholders on or about June 14, 2010.

NexCen Brands, Inc.
1330 Avenue of the Americas, 34th Floor
New York, NY 10019

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 29, 2010

Dear NexCen Stockholder:

        A special meeting of the stockholders of NexCen Brands, Inc., a Delaware corporation, will be held on July 29, 2010 at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, 50th Floor, New York, NY 10022 for the following purposes:

  1.
  To approve the sale of substantially all of the assets of NexCen Brands, Inc., to Global Franchise Group, LLC, an affiliate of Levine Leichtman Capital Partners IV, L.P., a fund managed by Levine Leichtman Capital Partners, Inc., pursuant to and on the terms set forth in the Acquisition Agreement, dated May 13, 2010, between NexCen and Global Franchise Group, LLC, which we refer to as the asset sale proposal.

  2.
  To approve the plan of complete dissolution and liquidation of NexCen, including the liquidation and dissolution of NexCen contemplated thereby, following the closing of the asset sale, which we refer to as the plan of dissolution proposal.

  3.
  To approve an amendment to our certificate of incorporation to reduce the number of authorized shares of capital stock from 1 billion shares of common stock and 1 million shares of preferred stock to 100 million shares of common stock and 1 million shares of preferred stock, which we refer to as the share reduction proposal.

  4.
  To authorize the NexCen board of directors to adjourn the special meeting, in its discretion, if the voting power of holders of NexCen common stock represented and voting in favor of the asset sale proposal, the plan of dissolution proposal or the share reduction proposal is insufficient to approve any of such proposals under Delaware law, which we refer to as the adjournment proposal.

  5.
  To consider and transact such other business as may properly come before the special meeting and any adjournments or postponements thereof by or in the discretion of the NexCen board of directors.

        This proxy statement and the proxy card are being furnished to NexCen's stockholders in connection with the solicitation of proxies by the NexCen board of directors for use at the special meeting of stockholders.

        AFTER CONSULTATION WITH ITS INDEPENDENT LEGAL AND FINANCIAL ADVISORS AND CONSIDERATION OF VARIOUS FACTORS DISCUSSED IN THE ACCOMPANYING PROXY STATEMENT, THE NEXCEN BOARD OF DIRECTORS HAS APPROVED THE ACQUISITION AGREEMENT AND THE ASSET SALE, THE PLAN OF DISSOLUTION AND THE AMENDMENT TO NEXCEN'S CERTIFICATE OF INCORPORATION AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ASSET SALE PROPOSAL, "FOR" THE PLAN OF DISSOLUTION PROPOSAL, "FOR" THE SHARE REDUCTION PROPOSAL AND "FOR" THE ADJOURNMENT PROPOSAL. The proposals are described in more detail in the accompanying proxy statement, which you should read in its entirety before voting.

        Your vote is very important, regardless of the number of shares of NexCen common stock that you own. Only holders of record of NexCen's capital stock at the close of business on June 4, 2010 are entitled to notice of and to vote at the special meeting or any adjournment or postponement thereof. Approval of the asset sale proposal, the plan of dissolution proposal and the share reduction proposal each requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of NexCen common stock. Approval of the adjournment proposal requires the affirmative vote of the holders of a majority in voting power of the shares of NexCen common stock present, either in person or by proxy, and entitled to vote at the special meeting. Your failure to vote your shares will have the same effect as voting against the asset sale proposal, the plan of dissolution proposal and the share reduction proposal and will have no effect on the adjournment proposal.

        Stockholders attending the special meeting in person should be prepared to present photo identification. Stockholders who hold shares in street name should also bring proof of ownership such as an account statement or voting instruction from their custodian.

        Even if you plan to attend the special meeting in person, we request that you submit your proxy by telephone, over the Internet or by signing, dating and returning the enclosed proxy in the envelope provided prior to the special meeting and thus ensure that your shares will be represented at the special meeting if you are unable to attend. You may revoke your proxy at or at any time prior to the special meeting. If you are present at the special meeting or any adjournments or postponements of the special meeting, you may revoke your proxy and vote personally on the matters properly brought before the special meeting. Your shares will be voted at the special meeting in accordance with your proxy. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of the asset sale proposal, the plan of dissolution proposal, the share reduction proposal, and the adjournment proposal. If you hold your shares through a broker, bank or other nominee, please follow the instructions provided by your broker, bank or other nominee.

                      By Order of the Board of Directors

                      Sue J. Nam
                      General Counsel, Secretary

i

ii

QUESTIONS AND ANSWERS REGARDING THE SPECIAL MEETING

        The following are some questions that you, as a stockholder of NexCen, may have regarding the asset sale, the plan of dissolution, the amendment to our certificate of incorporation and the special meeting and brief answers to those questions. We urge you to read carefully the remainder of this proxy statement because the information in this section may not provide all the information that might be important to you with respect to the proposals being considered at the special meeting. Additional important information is also contained in the annexes to this proxy statement.

        Except as otherwise specifically noted in this proxy statement, "NexCen," the "Company," "we," "our," "us" and similar words refer to NexCen Brands, Inc. and, where applicable, its subsidiaries.

Q:
Why am I receiving this proxy statement?

A:
NexCen is soliciting proxies for the special meeting of stockholders. You are receiving a proxy statement because you owned shares of NexCen common stock on June 4, 2010, the record date, and that entitles you to vote at the special meeting. Each share of our common stock is entitled to one vote. By use of a proxy, you can vote whether or not you attend the special meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision. This proxy statement is first being mailed to NexCen stockholders on or about June 14, 2010.

Q:
What are the matters on which I am being asked to vote?

A:
At the special meeting, you will be asked to vote on four matters:

•
The sale of substantially all of our assets, which we refer to as the asset sale proposal, to Global Franchise Group, LLC, which we refer to as GFG, in accordance with the Acquisition Agreement, dated as of May 13, 2010, between NexCen and GFG, which we refer to as the Acquisition Agreement, that is described in this proxy statement and is attached as Annex A.

•
A plan of dissolution pursuant to which we would dissolve, wind down our business and, after addressing our outstanding, contingent and anticipated liabilities as required by Delaware law and as contemplated by the plan of dissolution, we would distribute remaining assets, if any, to our stockholders. We would not wind down our business and implement the plan of dissolution unless and until we complete the asset sale. The plan of dissolution is described in this proxy statement and is attached as Annex B.

•
An amendment to our certificate of incorporation to reduce the number of authorized shares of capital stock from 1 billion shares of common stock and 1 million shares of preferred stock to 100 million shares of common stock and 1 million shares of preferred stock. The proposed amendment to our certificate of incorporation is attached as Annex C.

•
Authorization of the NexCen board of directors, in its discretion, to adjourn the special meeting if the voting power of holders of NexCen common stock represented and voting in favor of the asset sale proposal, the plan of dissolution proposal or the share reduction proposal is insufficient to approve any of such proposals under Delaware law.

Q:
How does the board of directors recommend that I vote?

A:
After careful consideration of a variety of factors described in this proxy statement, the NexCen board of directors has unanimously recommended a vote "FOR" each of the four matters described in this proxy statement. Your vote is very important. If you do not either submit your proxy or instruct your broker how to vote your shares or vote in person at the special meeting, it will have the effect as a vote against approval of the asset sale, plan of dissolution and share reduction proposals. We encourage you to vote as soon as possible.

Q.
Why did NexCen enter into the Acquisition Agreement?

A.
After exploring and considering various alternatives during the past nine months to address our existing debt and capital structure, and after presenting certain of these alternatives with our senior secured lender, BTMU Capital Corporation, which we refer to as BTMUCC, the NexCen board of directors concluded that the asset sale and payment to NexCen of the purchase price is the only viable mechanism that we believe can reasonably be expected to provide equity value to our stockholders in the foreseeable future. This decision was based on the following four primary reasons:

•
As previously disclosed, our financial condition and liquidity raise substantial doubt about our ability to continue as a going concern. In particular, we currently do not expect that we will be able to make a principal payment on (or restructure) our outstanding debt due in July 2011 estimated at $34.5 million. In addition, we currently anticipate that, absent further waivers and amendments from BTMUCC, we will breach certain financial and other restrictive covenants under the credit facility among NexCen Holding Corporation and certain of its subsidiaries, NexCen and BTMUCC, which we refer to as the BTMUCC credit facility, later in 2010. If we fail to meet debt service obligations, or otherwise breach the covenants of the BTMUCC credit facility, we would be in default under the BTMUCC credit facility. A default could trigger BTMUCC's right to accelerate all payment obligations, foreclose on virtually all of our assets and take control of all of our cash flow from operations. In such event, it is highly unlikely that there would be significant assets, if any, available for distribution to NexCen's stockholders or unsecured creditors.

•
BTMUCC is consenting to the asset sale, particularly in light of NexCen's current financial condition and the level of debt forgiveness the asset sale represents, and did not consent to other alternatives presented to it.

•
BTMUCC's agreement to forgive a portion of its debt, and thereby permit us to retain a portion of the sale proceeds and of our cash on hand made it reasonably likely that by completing the asset sale we would be able to deliver value to our stockholders and unsecured creditors.

•
As of the date of this proxy statement, NexCen is not aware of any viable alternatives that we expect would enable us to deliver similar or higher value to our stockholders (including value relating to the use of NexCen's accumulated tax loss carryforwards) or to continue in operation for an extended period of time.

Q.
Who is the purchaser?

A.
The purchaser is Global Franchise Group, LLC, or GFG, an affiliate of Levine Leichtman Capital Partners IV, L.P., or LLCP IV. LLCP IV is a fund that is managed by Levine Leichtman Capital Partners, Inc., or LLCP, a Los Angeles, California-based investment firm. LLCP currently manages approximately $5.0 billion of institutional investment capital through private equity partnerships, distressed debt and leveraged loan funds. LLCP has significant franchise management experience, including franchise investments in Quiznos, Wetzel's Pretzels, Beef 'O' Brady's and Cici's Pizza. GFG is a newly formed entity that has not engaged in any activity other than activities for the purpose of acquiring substantially all of NexCen's assets pursuant to the asset sale.

Q.
What is the purchase price for NexCen's assets?

A.
The purchase price for NexCen's franchise business assets is $112.5 million subject to closing adjustments for cash, indebtedness (other than indebtedness under the BTMUCC credit facility), working capital, deferred franchise revenue, and other specified items.

Q.
Did NexCen obtain a fairness opinion from its independent financial advisor?

A.
Yes. Rothschild Inc., or Rothschild, delivered its opinion to the NexCen board of directors that, as of May 12, 2010 and based upon and subject to the qualifications, limitations and assumptions set forth therein, the $112.5 million purchase price to be paid to NexCen in cash for the assets and the assumption of certain liabilities by GFG pursuant to the Acquisition Agreement, was fair from a financial point of view to the Company.

Q.
What are the anticipated uses of the asset sale purchase price?

A.
Of the $112.5 million purchase price, BTMUCC will receive in full satisfaction of the total amount of the debt outstanding under the BTMUCC credit facility (which, as of May 31, 2010, was approximately $136.4 million), the following amount:

•
$98 million, plus

•
100% of the amount (if any) by which the aggregate consideration for the asset sale (after giving effect to various estimated adjustments at the closing of the asset sale) exceeds $112.5 million, plus

•
the amount by which NexCen's cash on hand immediately prior to closing (after giving effect to various estimated adjustments) exceeds $6 million, plus

•
payment of all outstanding third-party fees and expenses of BTMUCC, which are currently estimated to be approximately $150,000.

  We estimate that the total amount of these payments will be approximately $98.2 million.

  In addition, we will be required to pay our own transaction costs and fees, including fees of our professional advisors and investment bankers, retention payments to employees under the Acquisition Agreement, and the costs of the special meeting, the proxy statement, and the proxy solicitation process. We estimate that these costs and fees will total approximately $4 million.

  Based on our current estimates, after satisfying the obligations to BTMUCC under the BTMUCC credit facility remaining after giving effect to its forgiveness of debt, we believe that we will need approximately $6 million to $8 million to satisfy our remaining outstanding liabilities (including making reasonable provision for our contingent and anticipated liabilities) and that we will have approximately $7 million to $9 million of remaining assets available for distribution to the Company's stockholders, which would represent a distribution of between $0.12 and $0.16 per share. Many of the factors influencing the amount of cash distributed to stockholders as a liquidating distribution cannot be currently quantified with certainty and are subject to change. Accordingly, you will not know the exact amount of any liquidating distribution you may receive as a result of the plan of dissolution proposal when you vote on it. You may receive substantially more or less than the amount currently estimated. In addition, we are not able to predict with certainty the precise timing of any distribution. See "Proposal Two—The Plan of Dissolution Proposal—Estimated Liquidating Distributions" beginning on page 66 of this proxy statement for additional information.

Q.
When will NexCen know what impact the adjustments will have on the purchase price?

A:
The Acquisition Agreement provides that the purchase price will be adjusted at the closing of the asset sale based on estimated calculations prepared by NexCen and reviewed by GFG. Within 60 days after the closing, GFG will prepare revised calculations of the adjustment items, based on actual financial information of the acquired business as of the closing. NexCen will then have 20 days to review GFG's calculations, and if we have no objections, payment is due within 10 business days of the date on which we inform GFG of this fact. If we dispute any of GFG's calculations, we will have 20 days to seek an agreement with GFG, and absent that, the disputed items will be submitted to an accounting firm for resolution within 30 days. Any payments owed are due within 10 business days of the date on which the disputes are resolved.

  To support NexCen's potential obligations in connection with the post-closing purchase price adjustment, $1 million of the sale consideration will be deposited into in an escrow account. These funds will be used to pay any amounts owing to GFG, or returned to NexCen, once the adjustments are resolved as discussed above.

Q.
What assets are being sold by NexCen?

A.
The Acquisition Agreement provides that:

•
NexCen will sell to GFG all of its equity interests in TAF Australia, LLC;

•
NexCen Holding Corporation will sell to GFG all of its equity interests in Athlete's Foot Brands, LLC, The Athlete's Foot Marketing Support Fund, LLC, GAC Franchise Brands, LLC, GAC Manufacturing, LLC, GAC Supply, LLC, MaggieMoo's Franchise Brands, LLC, Marble Slab Franchise Brands, LLC, PM Franchise Brands, LLC, PT Franchise Brands, LLC, and ShBx IP Holdings LLC. These companies, along with TAF Australia, LLC and their respective subsidiaries, are sometimes referred to as the Acquired Companies;

•
NB Supply Management Corporation, or NB Supply, will sell to GFG all of its assets, subject to certain specified exceptions, and assign to GFG certain specified liabilities; and

•
NexCen Franchise Management, Inc., or NF Management, will sell to GFG all of its assets, subject to certain specified exceptions, and assign to GFG certain specified liabilities.

  The assets being sold by NF Management and NB Supply include a majority of their contracts, all accounts receivable related to NexCen's franchise business currently held by NF Management and NB Supply, all intellectual property rights and any restricted cash. The assets excluded from the asset sale are the tax refunds from the City of New York for the year 2006. GFG will acquire all of the assets of the Acquired Companies through the acquisition of all of the outstanding equity of the Acquired Companies, which assets include NexCen's franchised brands, franchise and area development agreements, vendor contracts, accounts receivable related to the franchising business, and the related marketing support funds.

Q.
What liabilities will be assumed by Global Franchise Group?

A.
In addition to the assumption of the liabilities of the Acquired Companies, GFG is only assuming the following liabilities of NB Supply and NF Management: all liabilities accruing after the closing under contracts included in the acquired assets, all liabilities under a finite list of employment agreements, and all current liabilities that are deferred revenue of the Acquired Companies or are included in the working capital adjustment or another adjustment to the purchase price. GFG is not assuming any other liabilities of NB Supply or NF Management.

Q.
When does NexCen expect the asset sale to be completed?

A.
NexCen is working to complete the asset sale as soon as practicable and currently expects that the asset sale will be completed promptly following the receipt of stockholder approval of the asset sale proposal at the special meeting. However, NexCen cannot predict the exact timing of the completion of the asset sale because it is subject to other conditions to closing as set forth in the Acquisition Agreement.

Q.
What will happen if the asset sale is not approved?

A.
If the asset sale is not approved, absent a reasonable and attractive alternative that is agreeable to us and also to BTMUCC, there is a substantial risk that our assets would be subject to foreclosure after a further default under the BTMUCC credit facility. If this were to happen, NexCen would lose control of all of its operating assets and cash flows and likely would have no choice but to file for bankruptcy protection. In such event, it is highly unlikely that there would be significant assets, if any, available for any distribution to NexCen's stockholders.

  If the asset sale is not approved, the NexCen board of directors will evaluate what alternatives, if any, are available to NexCen, including our ability to continue operations, the prospects for reaching a further agreement with BTMUCC and the prospects for obtaining substantial new financing or entering into another strategic transaction. As of the date of this proxy statement, NexCen is not aware of any viable alternatives that we expect would enable us to deliver similar or higher value to our stockholders (including value relating to the use of NexCen's accumulated tax loss carryforwards) or to continue in operation for an extended period of time. We believe that the terms of the asset sale and the agreement we have reached with BTMUCC to forgive a portion of its debt permitting us to retain a portion of the proceeds of the asset sale represent the best available outcome for stockholders under the circumstances, in light of the current value of our business, the significantly greater amount of debt owed to BTMUCC, the low likelihood of completing an acceptable refinancing of our debt and the operating and liquidity challenges we would face in the near term were we to attempt to continue to operate our business. We believe it would be extremely difficult to achieve an alternative that would be likely to provide similar potential value to stockholders or involve forgiveness of debt to an extent satisfactory to BTMUCC (whose consent of such forgiveness would be required).

Q.
What will happen under the plan of dissolution?

A.
Under the plan of dissolution, NexCen will file a certificate of dissolution with the Secretary of State of the State of Delaware, NexCen's jurisdiction of incorporation, to dissolve NexCen as a legal entity. NexCen expects it will satisfy its outstanding liabilities and distribute its remaining assets, if any, to NexCen stockholders. The NexCen board of directors, in its sole discretion, will determine the timing for this filing and any distribution to stockholders. The NexCen board of directors currently anticipates that the certificate of dissolution will be filed as soon as reasonably practicable after the closing of the asset sale.

Q.
If the asset sale and plan of dissolution proposals are approved and the asset sale is consummated on the terms contained in the Acquisition Agreement, what does NexCen estimate that the holders of NexCen common stock will receive?

A:
NexCen currently estimates that assets ultimately available for distribution to holders of NexCen common stock will be between $0.12 and $0.16 per share of common stock (assuming that the asset sale is consummated). However, the cash amount, if any, that may ultimately be distributed to the holders of NexCen common stock is not yet known given the uncertainty of the costs to resolve certain of NexCen's outstanding liabilities. If the asset sale is not approved, it is unlikely that any funds will be available for distribution to our stockholders, especially if there is a further default under the BTMUCC credit facility or we are unable to make the upcoming principal payment in July 2011.

  Many of the factors influencing the amount of cash distributed to stockholders as a liquidating distribution cannot be currently quantified with certainty and are subject to change. Accordingly, you will not know the exact amount of any liquidating distribution you may receive as a result of the plan of dissolution proposal when you vote on it. You may receive substantially more or less than the amount currently estimated.

Q.
When and in what amounts will stockholders receive payment of any available liquidation proceeds?

A:
Although we are not able to predict with certainty the precise nature, amount or timing of any distributions, we expect to make an initial distribution as soon as reasonably practicable following the filing of the certificate of dissolution. We are not able to predict with certainty the precise nature, amount or timing of any distributions, primarily due to our inability to predict the amount of our remaining liabilities or the amount that we will expend during the course of the liquidation and the net value, if any, of our remaining non-cash assets, consisting of any office furniture, equipment, supplies and other miscellaneous assets. We do not expect that our non-cash assets will result in material, incremental value. If the amount of our liabilities and the amounts that are spent during the liquidation are greater, or the value of our non-cash assets is less than we anticipate, stockholders may receive substantially less than the amount estimated. The NexCen board of directors has not established a firm timetable for any final distributions to stockholders. Subject to contingencies inherent in winding up our business, the NexCen board of directors intends to authorize any distributions as promptly as reasonably practicable in our best interests and the best interests of stockholders. The NexCen board of directors, in its discretion, will determine the nature, amount and timing of all distributions. In any liquidation of NexCen, the claims of secured and unsecured creditors of NexCen take priority over the stockholders.

Q.
What vote of NexCen stockholders is required to approve the asset sale and the plan of dissolution proposals?

A:
Approval of the asset sale proposal and the plan of dissolution proposal each requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of NexCen common stock.

Q.
Do NexCen's directors and officers have any interest in the asset sale and plan of dissolution?

A:
Yes. NexCen stockholders should be aware that some directors and executive officers of NexCen may have interests in the asset sale and the plan of dissolution that may be different from, or in addition to, the interests of NexCen stockholders. These interests include agreements that provide for severance payments following the termination of employment (which is currently anticipated to occur following the closing of the asset sale) of certain executive officers (but not any directors) of NexCen, and the right to continued customary indemnification and insurance coverage for a specified period following the asset sale and dissolution of the Company. The NexCen board of directors was aware of and considered these interests, among other matters, prior to negotiating and voting to approve the asset sale, voting to approve the plan of dissolution, and recommending the approval of the asset sale proposal and plan of dissolution proposal to NexCen's stockholders.

Q.
Are there any risks related to the asset sale or the plan of dissolution?

A.
Yes. You should carefully review the section entitled "Factors to be Considered by Stockholders in Deciding whether to Approve the Proposals" beginning on page 19 of this proxy statement.

Q.
What are the United States federal income tax consequences of the asset sale?

A:
For United States federal income tax purposes, the asset sale will not be taxable directly to NexCen's stockholders. For United States federal income tax purposes, the sale of NexCen's assets pursuant to the Acquisition Agreement will be treated as a taxable asset sale, with NexCen as the seller and GFG as the purchaser. NexCen anticipates the asset sale will result in a loss for federal income tax purposes. In the event NexCen recognizes taxable gain as a result of the asset sale, although NexCen has tax loss carryforwards that could potentially offset a portion of such gain, such tax loss carryforwards could be unavailable, in whole or in part, due to potentially applicable limitations under the Internal Revenue Code.

Q.
What are the United States federal income tax consequences of the plan of dissolution?

A:
The NexCen board of directors has adopted a plan of dissolution, which, subject to the approval of NexCen's stockholders, provides for the complete liquidation and distribution of NexCen's assets to its stockholders. The dissolution of NexCen will be a taxable transaction for both NexCen and its stockholders. NexCen will recognize gain or loss equal to the difference, if any, between the fair market value and the adjusted basis of each asset sold or distributed in connection with its dissolution. Since NexCen will cease to exist, its unused tax loss carryforwards will be permanently lost. The NexCen stockholders generally will recognize gain or loss equal to the difference between the fair market value of their portions of the assets (determined net of liabilities to which such assets are subject) distributed to them and their adjusted bases in their NexCen stock. If the dissolution is not completed, NexCen and its stockholders, as applicable, may be exposed to greater (or lesser) tax liabilities with respect to any increases (or decreases) in the value of assets that are subsequently sold or distributed (whether or not in liquidation).

Q.
When will I be able to recognize a tax loss or a tax gain on the shares of NexCen common stock that I hold?

A:
You will not recognize any gain on liquidating distributions with respect to shares of NexCen common stock until you have recovered your adjusted tax basis for those shares. After you have recovered your adjusted tax basis, all liquidating distributions in excess of the amount of this recovered tax basis will be recognized by you as taxable gain. You will generally recognize any loss only when NexCen has made its final distribution, which may not be until 2013 or later. Even then, you will recognize a loss for tax purposes only if the aggregate value of all liquidating distributions with respect to your shares of NexCen common stock is less than your adjusted tax basis for those shares. In either case, this gain or loss will be long-term capital gain or loss if, as of the date of dissolution, you have held your shares of NexCen common stock for more than one year.

  Tax matters are complicated and the tax consequences to you of the transactions discussed in this proxy statement will depend on the facts of your own situation. You should consult with your own tax advisor to fully understand the tax consequences of the asset sale and dissolution of NexCen to you.

Q.
Is the dissolution of NexCen, as contemplated in the plan of dissolution, conditional upon the completion of the asset sale?

A:
Yes. NexCen does not intend to dissolve unless it first sells substantially all of its assets in the asset sale.

Q.
Is the asset sale conditioned on the plan of dissolution proposal being approved?

A:
No. The asset sale is not conditioned on the plan of dissolution proposal being approved.

Q.
What will happen if the asset sale proposal is approved and the plan of dissolution proposal is not approved?

A:
If NexCen stockholders approve the asset sale and do not approve the plan of dissolution, NexCen will still complete the asset sale to GFG, upon the satisfaction of the remaining closing conditions in the Acquisition Agreement. In that case, NexCen will have transferred substantially all of its operating assets to GFG and will not have any assets to support ongoing operations. We also will have paid most of the proceeds from the asset sale to BTMUCC, in the agreed amount as satisfaction of amounts owed under the BTMUCC credit facility. Thereafter, the NexCen board of directors will evaluate what alternatives, if any, are available to the Company. As of the date of this proxy statement, NexCen is not aware of any viable alternatives that we expect would enable us to deliver similar or higher value to our stockholders (including value relating to the use of NexCen's accumulated tax loss carryforwards) or to continue in operation for an extended period of time. Unless additional financing sources become available to us, we may be required to cease operating and possibly seek protection under applicable United States bankruptcy laws. NexCen does not intend to invest in or acquire another operating business following the closing of the asset sale.

Q.
Am I entitled to appraisal rights in connection with the asset sale or the plan of dissolution proposals?

A:
No. As a NexCen stockholder, you will not be eligible for appraisal rights in connection with the asset sale or plan of dissolution, even if you abstain from voting or vote against the asset sale or the plan of dissolution proposals.

Q.
Will I still be able to sell my shares of NexCen common stock following the closing of the asset sale?

A:
Yes, although it may only be for a limited period of time. Although no assurance can be given that there will be an active trading market for NexCen common stock, you will be able to sell your shares of NexCen common stock until NexCen files its certificate of dissolution. If the plan of dissolution proposal is approved by NexCen stockholders, the NexCen board of directors will then decide when to file the certificate of dissolution with the Secretary of State of the State of Delaware. From and after the end of trading on the date the certificate of dissolution becomes effective with the Secretary of State of the State of Delaware, NexCen will no longer permit transfers of its capital stock and will discontinue recording transfers of shares of NexCen common stock. Thereafter, certificates representing shares of NexCen common stock will not be assignable or transferable on NexCen's books. NexCen intends to make a public announcement of the anticipated filing date of the certificate of dissolution at least three business days in advance of the filing.

Q.
Why is NexCen seeking your vote on the share reduction proposal?

A.
NexCen currently has 1 billion shares of common stock and 1 million shares of preferred stock authorized for issuance under its certificate of incorporation. There are approximately 57,001,730 shares of NexCen common stock outstanding. Because NexCen will not need to issue many (or any) additional shares given its current plans, and because a reduction in the number of authorized shares will save approximately $117,000 in annual Delaware franchise tax charges, NexCen is seeking your approval to amend our certificate of incorporation to reduce the total number of authorized shares to 100 million shares of common stock and retain the same number of authorized shares of preferred stock. The amendment will have no impact on your existing shares of NexCen common stock.

Q.
What vote of NexCen stockholders is required to approve the share reduction proposal?

A:
The share reduction proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of NexCen common stock.

Q.
Why is NexCen seeking your vote on the adjournment proposal?

A.
Adjourning the special meeting to a later date will give NexCen additional time to solicit proxies to vote in favor of approval of the asset sale, the plan of dissolution or the share reduction proposal. Consequently, NexCen is seeking your approval of the adjournment proposal to ensure that, if necessary, NexCen will have enough time to solicit the required votes for the asset sale, the plan of dissolution, and the share reduction proposals.

Q.
What vote of NexCen stockholders is required to approve the adjournment proposal?

A:
The adjournment proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of NexCen common stock present, either in person or by proxy, and entitled to vote at the special meeting.

Q.
When and where will the special meeting be held?

A.
The special meeting will be held on July 29, 2010 at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, 50th Floor, New York, NY 10022.

Q.
Who is entitled to notice of and to vote at the special meeting?

A.
Only holders of record of NexCen common stock outstanding as of the close of business on June 4, 2010, which we refer to as the record date, are entitled to notice of and vote at the special meeting. As of the close of business on the record date, there were 57,001,730 shares of NexCen common stock outstanding and entitled to vote at the special meeting.

Q.
Who can attend and vote at the special meeting?

A.
All NexCen stockholders of record as of the close of business on the record date are entitled to receive notice of, attend and to vote at the special meeting.

Q.
How many shares must be present to conduct business?

A.
The presence at the meeting, in person or by proxy, of the holders of a majority of all of our outstanding common stock on the record date will constitute a quorum. A quorum is required to conduct business at the meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q.
What do I need to do now in order to vote on the proposals being considered at the special meeting?

A:
You should carefully read and consider the information contained in this proxy statement, and you may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope, by submitting a proxy over the Internet or by telephone following the instructions on the enclosed proxy card. If you sign, date and mail your proxy card without identifying how you want to vote, your proxy will be voted "FOR" the asset sale proposal, "FOR" the plan of dissolution proposal, "FOR" the share reduction proposal and "FOR" the adjournment proposal. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy over the Internet or by telephone. Based on your Internet or telephone proxy, the proxy holders will vote your shares according to your directions.

  You may also vote by appearing at the special meeting and voting in person. If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the special meeting. Whether or not you plan to attend the special meeting, you should submit your proxy card or voting instruction form as described in this proxy statement.

Q.
If my NexCen shares are held in "street name" by my broker, will the broker vote the shares on my behalf?

A:
If your shares are held in a stock brokerage account or by a bank or other nominee, then you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the special meeting, unless you request a proxy from your broker, bank or other nominee. Your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee regarding how to vote your shares.

  Brokers who hold shares in street name for customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approval of non-routine matters, such as the approval of the asset sale proposal, the plan of dissolution proposal and the share reduction proposal and, as a result, absent specific instructions from the beneficial owner of such shares, brokers will not vote those shares. This is referred to as a "broker non-vote." Broker non-votes will be considered as "present" for purposes of determining a quorum. Broker non-votes will have the effect of a vote "AGAINST" the asset sale, plan of dissolution, the share reduction and the adjournment proposals. Your broker will send you information to instruct it on how to vote on your behalf. If you do not receive a voting instruction card from your broker, please contact your broker promptly to get the voting instruction card. Your vote is important to the success of the proposals. NexCen encourages all of its stockholders whose shares are held in street name to provide their brokers with instructions on how to vote.

Q.
What will happen if I abstain from voting or fail to vote?

A.
Your abstention will have the same effect as a vote "AGAINST" the approval of the asset sale, the plan of dissolution, the adjournment and the share reduction proposals. Failure to attend and vote at the special meeting or to submit your proxy using one of the available methods will have the same effect as a vote "AGAINST" the approval of the asset sale, the plan of dissolution and the share reduction proposals, will have no effect on the adjournment proposal, and will result in your shares not being considered as "present" for purposes of determining a quorum.

Q.
Can I change my vote after I have delivered my proxy?

A.
Yes. If you are a holder of record, you can change your vote at any time before your proxy is voted at the special meeting by:

•
delivering a signed written notice of revocation to the Corporate Secretary of NexCen;

  •
  signing and delivering a new, valid proxy bearing a later date;

  •
  submitting another proxy by telephone or the Internet (your latest telephone or Internet voting instructions will be followed); or

  •
  attending the special meeting and voting in person, although your attendance alone will not revoke your proxy.

  If your shares are held in "street name," you must contact your broker, bank or other nominee to change your vote.

Q.
What should I do if I receive more than one set of voting materials for the special meeting?

A:
You may receive more than one set of voting materials for the special meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card and voting instruction form. For each and every proxy card and voting instruction form that you receive, please vote as soon as possible using one of the following methods:

•
by telephone by calling the toll free number as instructed on the enclosed proxy card,

•
by using the Internet as instructed on the enclosed proxy card; or

•
by mail by completing, signing, dating and returning the enclosed proxy card in the postage-prepaid envelope enclosed for that purpose.

Q.
What should I do if only one set of voting materials for the special meeting are sent and there are multiple NexCen stockholders in my household?

A:
Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. If you prefer to receive multiple copies of this proxy statement at the same address, we will provide additional copies to you promptly upon request to our proxy solicitor at the number listed below. Alternatively, if you currently receive multiple copies at the same address and would prefer to receive a single copy please direct such request to our proxy solicitor at the number below.

Q.
Who can help answer my questions?

A.
If you have any questions about the asset sale, the plan of dissolution, the share reduction or the adjournment proposals, how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact NexCen's proxy solicitor, Innisfree M&A Incorporated.

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call toll free: (877) 456-3488
Banks and brokers may call collect: (212) 750-5833

SUMMARY

        The following is a summary that highlights information contained in this proxy statement. This summary may not contain all of the information that may be important to you. For a more complete description of the Acquisition Agreement, the asset sale contemplated by the Acquisition Agreement, the plan of dissolution and the amendment to our certificate of incorporation, we encourage you to read carefully this entire proxy statement, including the attached annexes.

The Asset Sale (see page 52)

        NexCen and GFG agreed to the acquisition by GFG of substantially all of the assets of NexCen under the terms of the Acquisition Agreement that is described in this proxy statement. NexCen will continue as a public company after the closing of the asset sale. Throughout this proxy statement, we refer to GFG's acquisition of substantially all of the assets and specified liabilities of NexCen pursuant to the Acquisition Agreement as the asset sale. We have attached the Acquisition Agreement as Annex A to this proxy statement. We encourage you to read the Acquisition Agreement carefully in its entirety because it is the legal document that governs the asset sale.

Consideration to be Received by NexCen (see page 53)

        If completed, NexCen will receive at the closing of the asset sale cash in the amount of $112.5 million subject to closing adjustments for cash, indebtedness (other than indebtedness under the BTMUCC credit facility), working capital, deferred franchise revenue, and other specified items.

Plan of Dissolution (see page 66)

        If the asset sale is completed and the plan of dissolution is approved by NexCen's stockholders, following the asset sale and the satisfaction of the obligations to BTMUCC under the BTMUCC credit facility, absent the emergence of a higher value alternative that the NexCen board of directors concludes it has a fiduciary obligation to explore, NexCen shall file a certificate of dissolution with the Secretary of State of the State of Delaware, which will commence a formal process under which NexCen will dissolve, pay its known creditors and make reasonable provision for payment to its creditors (including amounts required to cover certain unknown or contingent liabilities), wind up its affairs, and distribute its remaining assets, if any, to its stockholders. The NexCen board of directors currently anticipates that the certificate of dissolution will be filed as soon as reasonably practicable after the closing of the asset sale.

Factors to be Considered By Stockholders in Determining Whether to Approve the Proposals (see page 19)

        In evaluating the asset sale and plan of dissolution proposals, you should carefully read this proxy statement and especially consider the factors discussed in the section entitled "Factors to be Considered by Stockholders in Deciding whether to Approve the Proposals" beginning on page 19 of this proxy statement.

NexCen Stockholders' Meeting; Vote Required (see page 26)

        The special meeting of NexCen stockholders will be held on July 29, 2010 at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, 50th Floor, New York, NY 10022. At the special meeting, NexCen stockholders will be asked to approve:

  •
  the asset sale proposal;

  •
  the plan of dissolution proposal;

  •
  the share reduction proposal; and

  •
  the adjournment proposal.

        Only holders of record of NexCen common stock outstanding as of the close of business on June 4, 2010, which we refer to as the record date, are entitled to notice of and vote at the special meeting. As of the close of business on the record date, there were 57,001,730 shares of NexCen common stock outstanding and entitled to vote at the special meeting.

        Approval of the asset sale, the plan of dissolution and the share reduction proposals require the affirmative vote of the holders of a majority in voting power of the shares of NexCen common stock.

        Approval of the adjournment proposal requires the affirmative vote of the holders of a majority in voting power of the shares of NexCen common stock present, either in person or by proxy, and entitled to vote at the special meeting.

Recommendation of the NexCen Board of Directors (see page 26)

        The NexCen board of directors has determined that the proposals are advisable, and fair to and in the best interests of NexCen and its stockholders, and recommends that you vote "FOR" the asset sale proposal, "FOR" the plan of dissolution proposal, "FOR" the share reduction proposal and "FOR" the adjournment proposal.

        In considering the recommendation of the NexCen board of directors with respect to the asset sale and the plan of dissolution, NexCen stockholders should be aware that certain executive officers and directors of NexCen have interests in the asset sale and the plan of dissolution that may be different from, or in addition to, the interests of NexCen stockholders generally. These interests include:

  •
  severance payments that will be owed following the termination of employment (which is currently anticipated to occur following the closing of the asset sale) of certain executive officers (but not any directors) of NexCen; and

  •
  the right to continued customary indemnification and insurance coverage for a specified period following the asset sale and dissolution of the Company.

        The NexCen board of directors was aware of and considered these interests, among other matters, prior to negotiating and voting to approve the asset sale, voting to approve the plan of dissolution, and making its recommendation that the asset sale and plan of dissolution be approved by NexCen's stockholders.

Opinion of NexCen's Financial Advisor (see page 44 and Annex D)

        Rothschild Inc., or Rothschild, delivered its opinion to the NexCen board of directors that, as of May 12, 2010 and based upon and subject to the qualifications, limitations and assumptions set forth therein, the $112.5 million, or the Purchase Price, to be paid to the Company in cash for the assets and the assumption of certain liabilities by GFG pursuant to the Acquisition Agreement, was fair from a financial point of view to the Company. As discussed under "The Acquisition Agreement—Consideration to be Received by NexCen", the Purchase Price is subject to adjustment pursuant to the terms of the Acquisition Agreement, but Rothschild did not express any opinion as to such adjustment.

        The full text of the written opinion of Rothschild, dated May 12, 2010, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex D. Rothschild provided its opinion for the information and assistance of the NexCen board of directors in connection with its consideration of the asset sale. The opinion of Rothschild was limited to the evaluation of the fairness, from a financial point of view, to the Company of the Purchase Price. Rothschild did not express any view or opinion as to the fairness, financial or otherwise, of the asset sale to, or any consideration received in connection therewith by, other constituencies or affiliates of the Company, nor as to the fairness of the amount or nature of any compensation or other amounts to be paid or payable to any of the stockholders, officers, directors or employees of the Company or to any creditor or lender of NexCen Holding Corporation or any of its affiliates, including the Company, whether relative to the Purchase Price or otherwise. The summary of Rothschild's opinion included in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The Rothschild opinion is not a recommendation as to how any stockholder of the Company should vote with respect to the proposal to approve the asset sale or any other matter.

        Pursuant to an engagement letter between the Company and Rothschild, the Company agreed to pay to Rothschild a transaction fee equal to a percentage of the consideration received in connection with the asset sale. The transaction fee, which is approximately $2.5 million (excluding expenses), is payable upon the consummation of the asset sale. In addition, the engagement letter provides that Rothschild became entitled to receive, upon delivery of its opinion, a fee of $500,000, which is not contingent upon the consummation of the asset sale and will be credited against payment of the transaction fee.

Share Ownership of NexCen Directors and Executive Officers

        As of the record date, the directors and executive officers of NexCen and their affiliates owned and were entitled to vote 3,718,664 shares of NexCen common stock, which represents approximately 6.5% of the NexCen common stock outstanding on that date.

Conditions to Obligations to Complete the Asset Sale (see page 59 )

        The respective obligations of GFG and NexCen to complete the asset sale are subject to the satisfaction or waiver of the following conditions:

  •
  NexCen stockholders shall have approved the asset sale;

  •
  if required, any waiting period (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and any other applicable antitrust or foreign investment law applicable to the Acquired Companies shall have expired or shall have been terminated;

  •
  there shall not be any outstanding or issued law or governmental order directing that the transactions not be consummated or which have the effect of rendering it unlawful to consummate the transactions contemplated by the Acquisition Agreement; and

  •
  receipt of satisfactory payoff letters related to the BTMUCC credit facility (which the accord and satisfaction agreement, discussed elsewhere in this proxy statement, constitutes, as long as such agreement remains in effect).

        GFG will not be obligated to complete the asset sale unless the following additional conditions are satisfied or waived:

  •
  NexCen's representations and warranties related to capitalization of the Acquired Companies and title to the manufacturing facility in Atlanta, Georgia must be true and correct, except for de minimis failures to be true and correct;

  •
  except as set forth above, NexCen's other representations and warranties must be true and correct, except in general for such failures to be true and correct which, individually or in the aggregate, do not result in a "Material Adverse Effect";

  •
  NexCen shall have complied in all material respects with the covenants and agreements contained in the Acquisition Agreement;

  •
  since the date of the Acquisition Agreement:

  •
  there shall have not occurred any "Material Adverse Effect";

  •
  there shall have not occurred an insolvency event (meaning any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, or similar event related to NexCen or its subsidiaries);

  •
  BTMUCC shall not have exercised, taken any action or enforce, or provided any written notice of its intent to exercise or enforce, any of its material rights or remedies under the BTMUCC credit facility (except, with respect to notices of intent, subsequently withdrawn or waived prior to closing); and

  •
  the accord and satisfaction agreement shall not have been terminated or amended, and shall be in full force and effect and each party to such agreement shall have performed in all material respects and shall not have breached any of its material terms.

  •
  no employee attrition event shall have occurred (meaning at closing there shall not have been a 25% reduction in the employee workforce of NF Management, and NB Supply measured against the date of signing the Acquisition Agreement); and

  •
  certain third party consents shall have been obtained.

        NexCen will not be obligated to complete the asset sale unless the following additional conditions are satisfied or waived:

  •
  GFG's representations and warranties must be true and correct, except for such failures to be true and correct which, individually or in the aggregate, do not have a material adverse effect on the ability of GFG to perform its obligations under the Acquisition Agreement or which would not prevent or materially impede, interfere with, hinder or delay the consummation of the transaction contemplated by the Acquisition Agreement; and

  •
  GFG shall have complied with the covenants and agreements contained in the Acquisition Agreement.

        Each of NexCen and GFG may waive the conditions to the performance of its respective obligations under the Acquisition Agreement and complete the asset sale even though one or more of these conditions have not been met. NexCen can give no assurance that all of the conditions to the asset sale will be either satisfied or waived or that the asset sale will occur.

Regulatory Matters (see pages 51 and 74)

        NexCen is not aware of any regulatory or governmental actions or approvals required to complete the asset sale.

        NexCen is not aware of any regulatory or governmental requirements that must be complied with or regulatory or governmental approvals that must be obtained in connection with the plan of dissolution.

NexCen Is Prohibited From Soliciting Other Offers (see page 57)

        The Acquisition Agreement restricts our ability to solicit or engage in discussions or negotiations with a third party regarding specified transactions involving NexCen. Notwithstanding these conditions, under certain limited circumstances, which permit the NexCen board of directors to comply with its fiduciary duties, the NexCen board of directors may respond to an unsolicited written bona fide proposal for an alternative transaction or terminate the Acquisition Agreement in order to enter into an agreement with respect to a superior proposal after paying the termination fee and certain expenses of GFG specified in the Acquisition Agreement.

Termination of the Acquisition Agreement and Termination Fee (see page 61)

        The Acquisition Agreement may be terminated at any time prior to completion of the asset sale:

  •
  by mutual written consent of NexCen and GFG.

  •
  subject to certain limitations, by either NexCen or GFG if:

  •
  NexCen's stockholders do not approve the asset sale at the special meeting or any adjournment thereof at which the asset sale has been voted upon;

  •
  the asset sale has not closed by November 13, 2010;

  •
  there shall be any law or order that makes consummation of the transactions contemplated by the Acquisition Agreement illegal or otherwise prohibited or any order of any governmental authority is entered enjoining the consummation of the transactions contemplated by the Acquisition Agreement and such governmental order has become final and nonappealable; or

  •
  the other party shall have materially breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the Acquisition Agreement, which breach or failure to perform would cause the closing conditions not to be satisfied and cannot be cured, or if capable of being cured, shall not have been cured within 15 business days follow receipt of written notice of such breach.

  •
  by NexCen if:

  •
  prior to receipt of NexCen stockholder approval of the asset sale, in order to enter into an alternate sale transaction that constitutes a "superior proposal" if (i) NexCen has complied in all material respects with the non-solicitation covenant and (ii) prior to or concurrently with such termination, NexCen pays the termination fee and expense reimbursement to GFG (as detailed below).

  •
  by GFG if:

  •
  NexCen shall have willfully or intentionally breached in any material respect its obligations under, or shall have knowingly permitted any of its representatives to materially breach the terms of, the non-solicitation covenant, which breach, if curable by NexCen, shall not have been cured by NexCen within five business days following receipt by NexCen of written notice of such breach;

  •
  the accord and satisfaction agreement is terminated, deemed null and void in accordance with the terms thereof or amended without the prior written consent of GFG (which consent shall not be unreasonably withheld, conditioned or delayed); or

  •
  (i) the NexCen board of directors failed to include its recommendation in this proxy statement, (ii) the NexCen board of directors effects an "Adverse Recommendation Change," (iii) the NexCen board of directors fails to recommend against any publicly announced alternative sale proposal and doesn't reaffirm its recommendation, in each case, within five business days following a request by GFG to do so and in any event at least two business days prior to the NexCen stockholder meeting, (iv) NexCen enters into an agreement related to an alternate sale proposal, or (v) NexCen or the NexCen board of directors publicly announces its intention to do any of the foregoing.

Termination Fee (see page 62)

        Under the terms of the Acquisition Agreement, NexCen may be required to pay certain termination fees to GFG, including:

  •
  if NexCen terminates to enter into a "superior proposal", then NexCen will be required to pay a termination fee of $4.5 million prior to or concurrently with such termination;

  •
  if GFG terminates due to NexCen's willful or intentional breach of the non-solicitation covenant or due to any GFG Adverse Change Termination Rights, then NexCen will be required to pay a termination fee of $4.5 million within one business day of such termination;

  •
  if either party terminates as a result of a negative NexCen stockholder vote, the failure of the closing to occur prior to the outside termination date of November 13, 2010, or due to certain other specified events, and within 12 months of such termination NexCen consummates an alternative sale transaction or enters into an agreement with respect to an alternate sale transaction and such alternate sale transaction is consummated, then NexCen will be required to pay a termination fee of $4.5 million concurrently with the closing of such alternate sale transaction; or

  •
  if GFG terminates for a material breach of the Agreement by NexCen, then a reduced termination fee of $2.25 million is due within one business day of termination, provided that, if within 12 months of such termination NexCen consummates an alternative sale transaction or enters into an agreement with respect to an alternate sale transaction and such alternate sale transaction is consummated, then NexCen will be required to pay another $2.25 million concurrently with the closing of such alternate sale transaction.

Expenses Generally; Expense Reimbursement

        All fees and expenses incurred in connection with the asset sale will be paid by the party incurring the fees or expenses, whether or not the asset sale is completed, except for certain circumstances, where GFG may be entitled to expense reimbursement for all out-of-pocket fees and expenses actually incurred by GFG in connection with the transactions contemplated by the Acquisition Agreement up to an aggregate amount of $500,000.

Material United States Federal Income Tax Consequences of the Asset Sale (see page 50)

        The asset sale will be treated as a taxable asset sale, with NexCen as the seller, and GFG as the purchaser. Accordingly, NexCen will generally recognize taxable gain or loss in the transaction with respect to each of its assets, computed in each case as the fair market value of the consideration (including liabilities assumed) allocable to the asset sold by NexCen less the aggregate adjusted tax basis of the assets sold to GFG. NexCen anticipates that the asset sale will result in a loss for federal income tax purposes.

        Holders of NexCen stock will not recognize a tax gain or tax loss upon consummation of the asset sale.

        NexCen stockholders are urged to read the discussion in the section entitled "Proposal One—The Asset Sale Proposal—Material United States Federal Income Tax Consequences of the Asset Sale" beginning on page 50 of this proxy statement and to consult their tax advisors as to the United States federal income tax consequences of the asset sale, as well as the effect of state, local and foreign tax laws.

Material United States Federal Income Tax Consequences of the Dissolution (see page 75)

        In the dissolution, NexCen will recognize gain or loss measured by the difference, if any, between the adjusted tax basis and the fair market value of each asset sold by NexCen or distributed to stockholders. In the dissolution, the principal assets of NexCen will consist of cash and certain non-cash assets. To the extent that NexCen has net operating losses, it may be able to use some or all of such losses to offset any gain that is recognized in the dissolution.

        Amounts received by NexCen stockholders pursuant to the plan of dissolution will be treated as full payment in exchange for their NexCen common stock. A NexCen stockholder's gain or loss on such amounts received will be computed on a "per share" basis. If NexCen makes more than one liquidating distribution, each liquidating distribution will be allocated proportionately to each share of stock owned by a stockholder. The amount of cash and the fair market value of any other property received by a stockholder in each liquidating distribution will be applied against and reduce the stockholder's adjusted tax basis in that stockholder's shares of common stock. A stockholder will not recognize any gain with respect to a share until the stockholder has recovered the stockholder's adjusted tax basis for that share. After the adjusted tax basis is recovered, all distributions in excess of such recovered basis will be recognized as taxable gain. Any loss will generally be recognized only when the final distribution from NexCen has been received, which may not be until 2013 or later, and then only if the aggregate value of all liquidating distributions with respect to a share is less than the stockholder's adjusted tax basis for that share. This gain or loss will be long-term capital gain or loss if, as of the date of dissolution, the holding period for such stock is more than one year

        NexCen stockholders are urged to read the discussion in the section entitled "Proposal Two—Plan of Dissolution Proposal—Material United States Federal Income Tax Consequences of the Dissolution" beginning on page 75 of this proxy statement and to consult their tax advisors as to the United States federal income tax consequences of the dissolution, as well as the effect of state, local and foreign tax laws.

FACTORS TO BE CONSIDERED BY STOCKHOLDERS IN DECIDING
WHETHER TO APPROVE THE PROPOSALS

        In addition to the other information included in this proxy statement, there are many factors that stockholders should consider when deciding whether to approve the proposals. Such factors include the risk factors set forth below and those set forth in NexCen's filings with the SEC.

Risk Factors Relating to the Asset Sale

If the asset sale is not completed, there may be few, if any, assets available for distribution to NexCen stockholders.

        If the asset sale is not consummated, we believe that NexCen will have limited alternatives and that there is a substantial risk that stockholders will receive little or no value from any alternatives that might be pursued. As of the date of this proxy statement, NexCen is not aware of any viable alternatives that we expect would enable us to deliver similar or higher value to our stockholders (including value relating to the use of NexCen's accumulated tax loss carryforwards) or to continue in operation for an extended period of time. If the assets sale is not completed, absent a reasonable and attractive alternative that involves the same or less forgiveness of debt and that is otherwise agreeable to BTMUCC, there is a substantial risk that our assets would be subject to foreclosure after a further default under the BTMUCC credit facility. If this were to happen, NexCen would lose control of all of its operating assets and cash flows and likely would have no choice but to file for bankruptcy protection. In such event, it is highly unlikely that there would be significant assets, if any, available for any distribution to NexCen's stockholders.

The transaction may not be completed, which could materially and adversely impact our business, financial condition and results of operations.

        To complete the asset sale, NexCen stockholders must approve the transaction because it will be considered a sale of substantially all of the Company's assets. In addition, the Acquisition Agreement contains additional closing conditions, including the absence of any legal impediment to the consummation of the asset sale and the absence of any event constituting a "material adverse effect" from the date of signing. These conditions may not be satisfied, and there can be no guaranty that GFG will agree to waive any conditions which are not satisfied. If we are unable to complete the asset sale, NexCen would be subject to a number of risks, including the following:

  •
  we may not be able to identify an alternate sale transaction or otherwise complete a recapitalization of the Company or restructuring of our debt to address our current debt and capital structure. If an alternate sale transaction is identified, such alternate sale transaction may not result in an equivalent price to what is proposed in the asset sale;

  •
  the trading price of our common stock may decline to the extent that the current market price reflects a market assumption that the asset sale will be completed;

  •
  under a waiver and amendment agreement with BTMUCC, BTMUCC granted waivers of certain anticipated breaches of the BTMUCC credit facility through the close of the asset sale. There has been no agreement with BTMUCC regarding waivers of breaches or anticipated breaches should we be unable to close the asset sale. Without such waivers, we anticipate that we will breach certain covenants in 2010 and fail to make a required scheduled principal payment of $34.5 million in July 2011. If we fail to meet debt service obligations or otherwise fail to comply with the financial and other restrictive covenants, we would default under the BTMUCC credit facility, which could then trigger, among other things, BTMUCC's right to accelerate all payment obligations, foreclose on virtually all of the assets of the Company and take control of virtually all of the Company's cash flow from operations, and it is highly unlikely that there would be significant assets, if any, available for distribution to NexCen's stockholders, in such event;

  •
  our relationships with our customers, suppliers and employees may be damaged and our business may be harmed;

  •
  the Company will incur significant transaction, compliance and other transaction related fees and costs which will need to be paid out of current cash on hand and cash from operations after debt service. The terms of the BTMUCC credit facility, unless certain economic targets are met, limit the amount of cash flow from operations that may be used for reimbursement of certain operating expenses. We anticipate that payment of any such amounts would adversely affect the Company's cash balance, the 2010 expense limit under the BTMUCC credit facility, and our ability to satisfy our working capital requirements in the future; and

  •
  the Company may be required to pay GFG a termination fee of $4.5 million and to reimburse GFG for up to $500,000 in expenses.

        The occurrence of any of these events individually or in combination could have a material adverse effect on our business, financial condition and results of operation.

The fact that there is a transaction pending could have a material and adverse effect on our business, financial condition and results of operations.

        While the asset sale is pending, it creates uncertainty about our future. As a result of this uncertainty, franchisees and other business partners may decide to delay, defer or cancel entering into new franchising or other business arrangements with us pending completion of the asset sale or termination of the asset sale.

        In addition, while the asset sale is pending, we are subject to a number of risks, including:

  •
  the diversion of management and employee attention from the day-to-day business of the Company;

  •
  the potential disruption to our franchisees, business partners, suppliers and other service providers;

  •
  the disruption of potential franchise sales in the period during which we must amend and renew our franchise disclosure documents with certain states;

  •
  the loss of employees who may depart due to their concern about losing their jobs following the asset sale; and

  •
  we may be unable to respond effectively to competitive pressures, industry developments and future opportunities.

        The occurrence of any of these events individually or in combination could have a material adverse effect on our business, financial condition and results of operation.

Even if NexCen's stockholders approve the asset sale, the asset sale may not be completed.

        The completion of the asset sale is subject to numerous closing conditions, some of which are out of NexCen's control, and there can be no guarantee that NexCen will be able to satisfy all of the closing conditions set forth in the Acquisition Agreement. Conditions to closing under the Acquisition Agreement include, for example:

  •
  our obtaining the consent of certain specified third parties to the consummation of the asset sale;

  •
  no material adverse effect having occurred with respect to our franchise business, including our production facility in Atlanta, Georgia, during the period prior to the closing of the asset sale; and

  •
  that no reduction of 25% or more of our employees shall have occurred during the period prior to the closing of the asset sale.

As a result, even if the asset sale is approved by the required vote of our stockholders at the special meeting, NexCen cannot guarantee that the asset sale will be completed. If the asset sale is not completed, NexCen will likely have no choice but to file for, or be forced by its creditors to resort to, bankruptcy protection, and it is highly unlikely that there would be significant assets, if any, available for distribution to NexCen's stockholders in such event.

The Acquisition Agreement limits our ability to pursue alternatives to the transaction.

        The Acquisition Agreement contains provisions that make it more difficult for us to sell our franchising business to a party other than GFG. These provisions include a non-solicitation provision (including certain matching rights), a provision requiring that we submit the asset sale to our stockholders for approval unless the Acquisition Agreement has been terminated in accordance with its terms, and provisions obligating us to pay a termination fee of $4.5 million and to reimburse GFG for up to $500,000 in expenses in certain circumstances.

        These provisions could discourage a third party that might have an interest in acquiring all of or a significant part of the Company from considering or proposing that acquisition, even if that party were prepared to pay consideration with a higher value than the consideration to be paid by GFG. Furthermore, the payment of the termination fee and expense reimbursement could also have an adverse effect on our financial condition.

The asset sale may limit our ability to utilize our tax loss carryforwards.

        If NexCen does not maintain involvement in an active trade or business following the closing, the asset sale may be deemed to constitute a constructive liquidation of the Company or a constructive liquidation of certain subsidiaries of the Company for income tax purposes. If the asset sale is deemed a constructive liquidation of the Company or a constructive liquidation of certain of the subsidiaries, the Company or certain of its subsidiaries may lose, permanently, the ability to utilize their tax loss carryforwards in the future. Furthermore, if NexCen subsequently dissolves under the plan of dissolution, all of its unused tax loss carryforwards will be permanently lost.

Certain directors and executive officers of NexCen may have interests in the asset sale that may be different from, or in addition to, the interests of NexCen stockholders.

        NexCen stockholders should be aware that some directors and executive officers of NexCen may have interests in the asset sale and plan of dissolution that may be different from, or in addition to, the interests of NexCen stockholders. These interests include agreements that provide for severance payments following the termination of employment (which is currently anticipated to occur following the closing of the asset sale) of certain executive officers (but not any directors) of NexCen and the right to continued customary indemnification and insurance coverage for a specified period following the asset sale and dissolution of the Company. The NexCen board of directors was aware of and considered these interests, among other matters, prior to negotiating and voting to approve the asset sale, voting to approve the plan of dissolution, and making its recommendation that the asset sale and plan of dissolution be approved by NexCen's stockholders.

Risk Factors Relating to the Plan of Dissolution

Our stockholders could approve the asset sale but vote against the plan of dissolution, in which case the Company's resources may diminish completely and our stock price may be adversely affected.

        If we obtain stockholder approval of, and then close, the asset sale but do not obtain stockholder approval of the plan of dissolution, we would be in the difficult position of having to continue our business operations after having sold substantially all of our assets and having announced our intention to liquidate and dissolve the Company. All of the Company's revenue from operations is generated from its franchising business and the subsidiaries being transferred in the asset sale. If the asset sale closes, we will have no active business left to operate, we will have no assets with which to generate revenue, we will likely have transferred as part of the transaction substantially all of our employees, we will likely have terminated certain other employees at our corporate headquarters in New York, and we will have commenced the process of winding up. If the plan of dissolution is not approved, we will be forced to use any remaining cash and the cash received as consideration in the asset sale to pay ongoing operating expenses instead of making a distribution to our stockholders pursuant to the plan of dissolution. Additionally, if our stockholders do not approve the plan of dissolution, our stock price may be adversely affected due to market perception about our ability to successfully pursue strategic alternatives.

Further stockholder approval may not be required in connection with the implementation of the plan of dissolution, including for the sale of all or substantially all of our remaining non-cash assets as contemplated in the plan of dissolution.

        Stockholder approval of the plan of dissolution will authorize the NexCen board of directors to do and perform, or to cause our executive officers to do and perform, any and all acts and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that the NexCen board of directors deems necessary, appropriate or desirable, in the absolute discretion of our board of directors, to implement the plan of dissolution and the transactions contemplated thereby, including all filings or acts required by any state or federal law or regulation to wind up our affairs. Accordingly, following stockholder approval of the plan of dissolution, we may dispose of any and all of our other remaining non-cash assets, consisting of any office furniture, equipment, supplies and other miscellaneous assets, without further stockholder approval. As a result, the NexCen board of directors may authorize actions in implementing the plan of dissolution, including the terms and prices for the sale of our remaining non-cash assets, with which our stockholders may not agree.

We cannot determine at this time the amount or timing of any distributions to our stockholders because there are many factors, some of which are outside of our control, that could affect our ability to make such distributions.

        We cannot determine at this time when, or potentially whether, we will be able to make any distributions to our stockholders or the amount of any such distributions. Those determinations depend on a variety of factors, including whether the asset sale closes, the timing of the closing of the asset sale, the amount required to pay our known liabilities and obligations, the amount of our liabilities and obligations in the future, our future operating costs, potential limitations on the use of our tax loss carryforwards to offset any taxable gain, the resolution of currently known contingent liabilities, the amount of unknown or contingent liabilities of which we become aware after closing, general business and economic conditions, and other matters. We will continue to incur claims, liabilities and expenses from operations (such as operating costs, salaries, directors' and officers' insurance, payroll and local taxes, legal and accounting fees, compliance costs, and miscellaneous office expenses) as we seek to close the asset sale. Our estimates regarding our expense levels may be inaccurate. Any unforecasted or unexpected claims, liabilities or expenses that arise before and after the closing of the transaction or any claims, liabilities or expenses that exceed our estimates would likely reduce the amount of cash available for ultimate distribution to our stockholders.

The NexCen board of directors may abandon or delay implementation of the plan of dissolution even if it is approved by our stockholders.

        The NexCen board of directors has approved the asset sale and has adopted and approved a plan of dissolution for the dissolution and winding-up of the Company following the closing of the asset sale. However, even if the asset sale and the plan of dissolution are approved and adopted by our stockholders, our board of directors may, in its sole discretion, abandon the plan of dissolution if our board of directors concludes that its fiduciary obligations require it to pursue business opportunities that present themselves or to abandon the plan of dissolution. If the NexCen board of directors elects to pursue any alternative to the plan of dissolution, the value of our common stock may decline, and our stockholders may not receive any of the funds currently estimated to be available for distribution pursuant to the plan of dissolution.

We will continue to incur the expenses of complying with public company reporting requirements until either the SEC provides relief from such reporting requirements, the deregistration of our shares or the Company's dissolution.

        We will continue to have an obligation to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act, until the Company is permitted to deregister its shares under the Exchange Act or the Company is dissolved. In order to curtail the economically burdensome expenses that the Company would incur to comply our Exchange Act reporting requirements, we intend to seek deregistration of our shares of common stock or other relief from the SEC from our reporting obligations. To the extent that we are unable to deregister our shares or the SEC denies such relief, we will be obligated to continue complying with the applicable reporting requirements of the Exchange Act. The expenses we incur in complying with the applicable reporting requirements will reduce the assets available for distribution to our stockholders.

If we fail to retain the services of appropriate personnel, the plan of dissolution may not succeed.

        The success of the plan of dissolution depends in large part upon our ability to retain the services of qualified personnel who will be charged with operating the Company following the closing of the asset sale. There can be no assurance that we will be successful in retaining the services of such qualified personnel. Given the amount that the Company will be able and willing to pay for such services, it may be difficult to retain qualified personnel.

Distributions to our stockholders could be delayed.

        All or a portion of the distribution could be delayed, depending on many factors, including if:

  •
  a creditor or other third party seeks an injunction against the making of distributions to our stockholders on the grounds that the amounts to be distributed are needed to provide for the satisfaction of our liabilities or other obligations.

  •
  we are unable to settle, resolve or dispose of pending lawsuits or the SEC investigation of the Company in a timely fashion, we may be exposed to contingent liabilities and be required to make appropriate reserves for such matters.

  •
  we become a party to new lawsuits or other claims asserted by or against us, including any claims or litigation arising in connection with the asset sale or our decision to liquidate and dissolve.

  •
  we are unable to sell our remaining non-cash assets, consisting of any office furniture, equipment, supplies and other miscellaneous assets, or if such sales take longer than expected.

  •
  we are unable to resolve claims with creditors or other third parties, or if such resolutions take longer than expected.

        Any of the foregoing could delay or substantially diminish the amount available for distribution to our stockholders.

If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, a stockholder could be held liable for payment to the Company's creditors up to the amount actually distributed to such stockholder.

        If the asset sale is completed and the plan of dissolution is approved by NexCen's stockholders, following the asset sale and the satisfaction of the obligations to BTMUCC under the BTMUCC credit facility, absent the emergence of a higher value alternative that the NexCen board of directors concludes it has a fiduciary obligation to explore, NexCen shall file a certificate of dissolution with the Secretary of State of the State of Delaware. Once a certificate of dissolution is filed with the Secretary of State of the State of Delaware, dissolving the Company, pursuant to Delaware law, the Company will continue to exist for three years after the dissolution becomes effective or for such longer period as the Delaware courts shall direct, for the sole purpose of winding up our business and affairs. Following the effective date of the dissolution, we will pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims, known to us. We also may obtain and maintain insurance coverage or establish and set aside a reasonable amount of cash or other assets as a contingency reserve to satisfy claims against and obligations of the Company. If the amount of the contingency reserve, insurance and other resources calculated to provide for the satisfaction of liabilities and claims is insufficient to satisfy the aggregate amount ultimately found payable in respect of our liabilities and claims against us, each stockholder could be held liable for amounts due to creditors up to the amounts distributed to such stockholder under the plan of dissolution. In such event, a stockholder could be required to return all amounts received as distributions pursuant to the plan of dissolution and ultimately could receive nothing under the plan of dissolution. Moreover, for federal income tax purposes, payments made by a stockholder in satisfaction of our liabilities not covered by the cash or other assets in our contingency reserve or otherwise satisfied through insurance or other reasonable means generally would produce a capital loss for such stockholder in the year the liabilities are paid. The deductibility of any such capital loss generally would be subject to limitations for income tax purposes.

Stockholders may not be able to recognize a loss for federal income tax purposes until they receive a final distribution from us.

        As a result of our dissolution and liquidation, for federal income tax purposes, our stockholders generally will recognize gain or loss equal to the difference between (1) the sum of the amount of cash and the fair market value (at the time of distribution) of property, if any, distributed to them, and (2) their tax basis for their shares of our common stock. Liquidating distributions pursuant to the plan of dissolution may occur at various times and in more than one tax year. Any loss generally will be recognized by a stockholder only when the stockholder receives our final liquidating distribution to the stockholders, and then only if the aggregate value of all liquidating distributions with respect to a share is less than the stockholder's tax basis for that share. Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of our dissolution and liquidation pursuant to the plan of dissolution.

The directors and officers of the Company will receive additional benefits as a result of the transaction and the dissolution and liquidation.

        Following the filing of a certificate of dissolution with the Secretary of State of the State of Delaware, we will continue to indemnify each of our current and former directors and officers to the fullest extent permitted under Delaware law and our certificate of incorporation and bylaws as in effect immediately prior to the filing of the certificate of dissolution. In addition, we intend to maintain our current directors' and officers' insurance policy through the date of dissolution and are required pursuant to the terms of the Acquisition Agreement to obtain runoff coverage for at least six years after the closing.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

        This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). We base these forward-looking statements on our expectations and projections about future events, which we have derived from the information currently available to us. For each of these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the PSLRA. Words such as "may," "could," "will," "should," "likely," "expects," "anticipates," "contemplates," "estimates," "believes," "plans," "intends," "projected," "predicts," "potential" or "continue," or similar terms and variations of these words and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are those that are not historical in nature, but rather those that relate to future events or our future performance, including statements regarding: our expected closing and timing of the closing of the asset sale and the dissolution of the Company; the expected cash to be received from the asset sale and cash to be disbursed to settle our obligations and liabilities, both known and unknown; the expected cash distribution amounts and the timing of these distributions; the expected expenses incurred in connection with the asset sale and the dissolution of the Company; possible or assumed future results of operations; and future revenue and earnings. Forward-looking statements are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed in any forward-looking statements. These risks and uncertainties include the following important factors with respect to the Company:

  •
  The satisfaction of conditions to complete the asset sale, including the receipt of required stockholder approval and third party consents.

  •
  The amount of costs, fees and expenses related to the asset sale, interim operations, sales of the other remaining assets and the subsequent liquidation and dissolution of the Company.

  •
  The amount to be recovered for the other remaining assets not sold pursuant to the Acquisition Agreement, the amount paid to settle, or make reasonable provision for, our obligations and liabilities and the time required to complete these matters.

  •
  The loss of key personnel.

  •
  The potential for unexpected claims or liabilities and for contingent claims to be more expensive and/or time-consuming to resolve than we currently anticipate.

  •
  Adverse developments, outcomes and expenses in legal proceedings.

  •
  Any breach or default by NexCen or its subsidiaries party to the BTMUCC credit facility.

  •
  The failure to repay and future exercises by BTMUCC of its rights with respect to the BTMUCC credit facility.

  •
  Other risk factors as further described in this proxy statement or in our SEC filings.

        Readers are cautioned not to place undue reliance on forward-looking statements, which express our expectations and beliefs only. The forward-looking events discussed in this proxy statement and other statements made from time to time by us or our representatives may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about the Company including those discussed elsewhere in this proxy statement and the risks discussed in our SEC filings.

        Any forward-looking statements made in this proxy statement or in any of the annexes attached hereto or that we may make from time to time are representative only as of the date they are made, and we undertake no obligation to update or revise our forward-looking statements, whether as a result of new information, future events or otherwise.

SPECIAL MEETING OF THE STOCKHOLDERS OF NEXCEN

When and Where the Special Meeting Will Be Held

        The special meeting of the stockholders of NexCen will be held on July 29, 2010 at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, 50th Floor, New York, NY 10022.

What Will Be Voted Upon

        The purpose of the special meeting is to consider and vote upon the following proposals:

  •
  To approve the sale of substantially all of the assets of NexCen Brands, Inc., to GFG, an affiliate of Levine Leichtman Capital Partners IV, L.P., a fund managed by Levine Leichtman Capital Partners, Inc., pursuant to and on the terms set forth in the Acquisition Agreement, dated May 13, 2010, between NexCen and GFG, which we refer to as the asset sale proposal.

  •
  To approve the plan of complete liquidation and dissolution of NexCen, including the liquidation and dissolution of NexCen contemplated thereby, following the closing of the asset sale, which we refer to as the plan of dissolution proposal.

  •
  To approve an amendment to our certificate of incorporation to reduce the number of authorized shares of capital stock from 1 billion shares of common stock and 1 million shares of preferred stock to 100 million shares of common stock and 1 million shares of preferred stock, which we refer to as the share reduction proposal.

  •
  To authorize the NexCen board of directors, in its discretion, to adjourn the special meeting if the voting power of holders of NexCen common stock represented and voting in favor of the asset sale proposal, the plan of dissolution proposal or the share reduction proposal is insufficient to approve any of such proposals under Delaware law, which we refer to as the adjournment proposal.

  •
  To consider and transact such other business as may properly come before the special meeting and any adjournments or postponements thereof by or in the discretion of the NexCen board of directors.

        The NexCen board of directors does not currently intend to bring any business before the special meeting other than the specific proposals set forth above and specified in the notice of the special meeting. The NexCen board of directors does not know of any other matters that are to be brought before the special meeting. If any other business properly comes before the special meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the NexCen board of directors may recommend.

        The matters to be considered at the special meeting are of great importance to NexCen's stockholders. Accordingly, stockholders are urged to read and carefully consider the information presented in this proxy statement, and to complete, date, sign and promptly return the enclosed proxy in the enclosed postage-paid envelope. Proxies may also be returned to NexCen by telephone or on the Internet.

The NexCen Board of Directors' Recommendation

        THE NEXCEN BOARD OF DIRECTORS HAS APPROVED THE ASSET SALE PROPOSAL, THE PLAN OF DISSOLUTION PROPOSAL, THE SHARE REDUCTION PROPOSAL AND THE ADJOURNMENT PROPOSAL AND RECOMMENDS THAT YOU VOTE "FOR" THE ASSET SALE PROPOSAL, "FOR" THE PLAN OF DISSOLUTION PROPOSAL, "FOR" THE SHARE REDUCTION PROPOSAL AND "FOR" THE ADJOURNMENT PROPOSAL.

 Which Stockholders May Vote

        The NexCen board of directors has fixed the close of business on June 4, 2010 as the record date for determining stockholders entitled to receive notice of the special meeting, and to vote their shares at the special meeting and any adjournment or postponement of the special meeting. Only holders of record of NexCen common stock at the close of business on the record date will be entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the special meeting. Each share of NexCen common stock is entitled to one vote.

        As of the close of business on the record date, there were 57,001,730 shares of NexCen common stock outstanding and entitled to vote at the special meeting.

How Do NexCen Stockholders Vote

        The NexCen proxy card accompanying this proxy statement is solicited on behalf of the NexCen board of directors for use at the special meeting. NexCen's stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope. NexCen's stockholders can also submit their proxy by telephone or the Internet. All proxies that are properly executed and returned, or submitted by telephone or the Internet, and that are not revoked, will be voted at the special meeting in accordance with the instructions indicated thereon. Executed or submitted but unmarked proxies will be voted "FOR" approval of all of the proposals listed on the proxy card.

Quorum and Vote Required to Approve Each Proposal

        Quorum.    The presence at the meeting, in person or by proxy, of the holders of a majority of all of our outstanding common stock on the record date will be necessary to constitute a quorum.

        Voting requirements for the approval of the asset sale proposal.    Assuming a quorum is present, approval of the asset sale proposal will require the affirmative vote of the holders of a majority in voting power of the outstanding shares of the NexCen common stock.

        Voting requirements for the approval of the plan of dissolution proposal.    Assuming a quorum is present, approval of the plan of dissolution proposal will require the affirmative vote of the holders of a majority in voting power of the outstanding shares of the NexCen common stock.

        Voting requirement for the approval of the share reduction proposal.    Assuming a quorum is present, approval of the share reduction proposal will require the affirmative vote of the holders of a majority in voting power of the outstanding shares of the NexCen common stock.

        Voting requirements for the adjournment proposal.    Assuming a quorum is present, the approval of the adjournment proposal will require the affirmative vote of the holders of a majority in voting power of the NexCen common stock present, either in person or by proxy, and entitled to vote at the special meeting.

Abstentions; Broker Non-Votes

        The inspector of elections at NexCen's special meeting will treat abstentions and shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and as having voting power for the purpose of determining the outcome of any matter submitted to NexCen's stockholders for a vote. Abstentions will have the effect of votes against any proposal to be considered at the special meeting.

        Broker non-votes occur when a broker holding stock in street name does not vote the shares on some or all matters. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instruction from the beneficial owner of the stock but are not permitted to vote on non-routine matters. Uncast votes on non-routine matters are referred to as "broker non-votes." The inspector of elections will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, the inspector of elections will be required to treat those shares as not having voting power with respect to that matter (even though their shares may represent voting power with respect to other matters, such as routine matters). Broker non-votes will not be considered to have been voted for or against the approval of the asset sale proposal, the plan of dissolution proposal or the share reduction proposal. However, because the votes required to approve the asset sale proposal, the plan of dissolution proposal and the share reduction proposal are based on a percentage of the total number of shares outstanding, or in the case of the adjournment proposal, the number of votes present in person or by proxy, rather than as a percentage of the voting power represented at the meeting and entitled to vote on the specific proposal, broker non-votes will have the effect of a vote against those proposals.

Revocability of Proxies

        Stockholders of record who execute proxies may revoke them by giving written notice to, or by signing and delivering a new, valid proxy bearing a later date to, NexCen's Corporate Secretary at any time before such proxies are voted. Stockholders who submit a proxy by telephone or the Internet can revoke them by submitting another proxy by telephone or the Internet by following the instructions on the enclosed proxy card. Attendance at the special meeting will not have the effect of revoking a proxy unless the stockholder attending the special meeting notifies the Corporate Secretary, in writing, of the revocation of the proxy at any time prior to the voting of the shares represented by the proxy. If a stockholder's shares are held in "street name," the stockholder must contact its broker, bank or other nominee to change its vote.

Solicitation of Proxies and Expenses of Solicitation

        NexCen will bear the costs of printing, filing and mailing this proxy statement. NexCen will bear the costs of holding the special meeting and the cost of soliciting proxies. In addition to solicitation by mail, NexCen's directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone, facsimile, email and personal meetings. NexCen has retained Innisfree M&A Incorporated to aid in the solicitation of proxies from stockholders for an initial retainer of $5,000 plus additional fees and reimbursement of out-of-pocket expenses.

Assistance

        If you have any questions about the asset sale, the plan of dissolution, the share reduction or the adjournment proposals, how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact: NexCen's proxy solicitor, Innisfree M&A Incorporated.

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call toll free: (877) 456-3488
Banks and brokers may call collect: (212) 750-5833

PROPOSAL ONE—THE ASSET SALE PROPOSAL

The Companies

        NexCen Brands, Inc., a Delaware corporation, is a strategic brand management company that owns and manages a portfolio of seven franchised brands, operating in the single business segment of franchising. Five of our brands (Great American Cookies®, Marble Slab Creamery®, MaggieMoo's®, Pretzel Time® and Pretzelmaker®) are in the quick service restaurant industry. The other two brands (The Athlete's Foot® and Shoebox New York®) are in the retail footwear and accessories industry. Our wholly-owned subsidiary, NF Management, manages all seven brands. Our franchise network, across all our brands, consists of approximately 1,700 retail stores in 38 countries. Our annual report on Form 10-K for the year ended December 31, 2009, filed with the SEC on March 26, 2010, amendment No. 1 to our annual report on Form 10-K/A for the year ended December 31, 2009, filed with the SEC on April 29, 2010, and our quarterly report for the quarter ended March 31, 2010, filed with the SEC on May 17, 2010, are attached as Annex E to this proxy statement.

        Global Franchise Group, LLC, or GFG, is a newly formed Delaware limited liability company. GFG is an affiliate of Levine Leichtman Capital Partners IV, L.P., a fund that is managed by Levine Leichtman Capital Partners, Inc., a Los Angeles, California-based investment firm. LLCP currently manages approximately $5.0 billion of institutional investment capital through private equity partnerships, distressed debt and leveraged loan funds. LLCP has significant franchise management experience, including franchise investments in Quiznos, Wetzel's Pretzels, Beef 'O' Brady's and Cici's Pizza. GFG has not engaged in any activity other than activities for the purpose of acquiring substantially all of NexCen's assets pursuant to the asset sale.

Background of the Asset Sale and Plan of Dissolution

        For more than two years, NexCen has been working to reduce its indebtedness and rationalize its capital structure. The NexCen board of directors and our senior management, with the advice and input of outside financial and legal advisors, have pursued various strategies in an effort to achieve a capital structure that would permit the development of the Company's operations, the generation of sufficient liquidity to meet debt service and working capital needs, and the growth of stockholder value.

        In January 2008, NexCen amended the BTMUCC credit facility to accommodate the acquisition of the Great American Cookie Company. The amendment allowed NexCen's subsidiaries to borrow an additional $70 million in order to finance the acquisition, and included an obligation to re-pay $30 million of the additional borrowings on or before October 16, 2008. This increased the total outstanding borrowings under the BTMUCC credit facility to approximately $176 million.

        In May 2008, following the appointment of a new chief financial officer and in conjunction with preparing the financial statements for the first quarter of 2008 10-Q, NexCen determined that without changes to the terms of the amended BTMUCC credit facility or other measures to enhance our liquidity, it would face a cash shortfall of approximately $7 million to $10 million over the coming months and also would need additional cash to make the required principal payment on October 17, 2008. In light of these issues as well as an inability to refinance some or all of the outstanding debt, NexCen announced in May 2008 that there was substantial doubt about its ability to continue as a going concern. At that time, the NexCen board of directors commenced an examination of strategic alternatives, which was announced publicly on May 19, 2008. NexCen retained the restructuring firm FTI Consulting, Inc. in order to assist the NexCen board of directors with reviewing alternatives to stabilize NexCen's financial situation, including restructuring the debt under the BTMUCC credit facility. It also retained Rothschild Inc. to assist with restructuring efforts, and explore the potential sales of the Bill Blass and Waverly brands. While the Company reviewed a wide range of potential options to enhance its liquidity, it focused on efforts to restructure the BTMUCC credit facility, reduce operating expenses and explore the possible sale of the Bill Blass and Waverly licensing businesses so that the Company could focus on its core franchise business.

        In the second half of 2008, NexCen completed a restructuring of the BTMUCC credit facility. The amended facility significantly revised the terms of the outstanding borrowings, reducing debt service obligations, extending maturities, and substantially alleviating short-term liquidity constraints. The changes also further restricted the operating expenses that would be reimbursed under the BTMUCC credit facility and provided for additional events of default that are customary in a restructured credit facility. The amended facility also provided that NexCen use its best efforts to sell, for a commercially reasonable price (determined with respect to existing circumstances), the Bill Blass and Waverly licensing businesses, which transactions were completed in October 2008 and December 2008, respectively, with the assistance of Rothschild. In the second half of 2008, the Company also made significant changes to its senior management and significantly reduced spending.

        On January 27, 2009, NexCen completed an additional waiver and amendment to the BTMUCC credit facility which, among other things, reduced the fixed interest rate on the Class B Franchise Note of the credit facility from 12% (increasing to 15% in July 2009), to a fixed rate of 8% through the maturity of the Class B Franchise Note in July 2011.

        The amendments to the BTMUCC credit facility, as well as NexCen's expense reductions and sale of its licensing businesses stabilized NexCen's business and significantly reduced its rate of cash consumption, and through the first quarter of 2009, our senior management was optimistic that the Company's performance would enable NexCen to operate successfully under the restructured BTMUCC credit facility. However, the Company remained highly levered and faced severe limits on its access to cash, due to, among other things, customary limitations imposed by the terms of the restructured BTMUCC credit facility and the effects of the broad economic recession, which negatively impacted NexCen's access to cash or operating performance, as applicable, in the second quarter of 2009.

        As a result of, among other things, the poor economic conditions and customary limitations imposed by the terms of the restructured BTMUCC credit facility, the Company found itself in July of 2009 needing several waivers and amendments to its restructured credit facility to address and avoid various defaults and potential defaults. These waivers and amendments were obtained from BTMUCC on July 15, 2009.

        In August 2009, in light of continuing adverse general economic conditions, and revised financial projections showing that the Company would likely in the long run have difficulty meeting its obligations under the BTMUCC credit facility and would be unlikely to make the July 2011 principal payment of the Class B Franchise Note, the NexCen board of directors and management determined that the Company needed to explore a range of strategic alternatives to avoid a future liquidity crisis or a potential foreclosure by BTMUCC after a further default under the BTMUCC credit facility, either of which would destroy value for all stakeholders. As a result, NexCen decided to engage a financial advisor and begin more formally exploring a range of possible strategic alternatives.

        In October 2009, NexCen announced its first quarter 2009 and full year audited 2008 financial results, which included impairment charges of approximately $242 million with respect to the Company's intangible assets and resulted in a shareholders' deficit (negative equity) of approximately $49.5 million and $47.3 million as of December 31, 2008 and March 31, 2009, respectively.

        In early October 2009, after reviewing proposals from four potential financial advisors with significant experience in the consumer and franchising spaces, the NexCen board of directors entered into a new engagement with Rothschild as its exclusive financial advisor to assist with the review of strategic alternatives. The NexCen board of directors authorized Rothschild to run a broad, multi-pronged process to:

  •
  determine potential third-party interest in a potential transaction involving NexCen, including an assessment of the structure, valuation, timing and viability of any such transaction; and

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  meet with BTMUCC to discuss NexCen's current situation, as well as Rothschild's preliminary views on valuation of the Company's business and strategic alternatives available to NexCen, including the recapitalization of the Company, the restructuring or refinancing of the outstanding debt and/or the sale of some, all or substantially all of the Company's assets.

Based on its preliminary work to value the Company, Rothschild indicated to the NexCen board of directors that any strategic transaction was likely to value the Company at an amount substantially less than the approximately $138 million of then outstanding debt under the BTMUCC credit facility.

        During November and December 2009, as part of its assessment of strategic alternatives, Rothschild worked with management to prepare a confidential information memorandum regarding NexCen and to identify third parties that might be interested in pursuing a strategic transaction involving the Company. During this period and in early January 2010, Rothschild contacted 26 potential investors (previously approved by management), including six strategic investors and 20 financial investors, to discuss their potential interest in a transaction with or investment in the Company. Included in the initial list of parties contacted were parties that the Company considered to be credible potential investors who had previously contacted either NexCen or BTMUCC and expressed interest in purchasing all or a portion of the Company or the debt owed in connection with the BTMUCC credit facility. Additionally, Rothschild invited potential investors to submit bids based upon various investment structures so that the Company could more fully evaluate prospective investments and alternative transaction structures. In response to Rothschild's solicitations, 10 parties, referred to as the Initially Interested Parties, entered into confidentiality agreements with NexCen and received the confidential information memorandum that had been prepared by Rothschild and management. The confidentiality agreements contained customary confidentiality and standstill provisions, as well as restrictions on the Initially Interested Parties' ability to make proposals to BTMUCC or any other person regarding any potential transaction unless requested to do so by the Company. LLCP was one of the 26 potential purchasers initially contacted, but it did not participate in the process at this time. Separately, throughout this period, Rothschild and management also continued to work on other strategic alternatives, including the restructuring or refinancing of the debt outstanding under the BTMUCC credit facility, and NexCen and Rothschild also regularly updated BTMUCC, who reserved all of its rights under the BTMUCC credit facility.

        As this process was proceeding, NexCen again experienced increasing liquidity concerns as its revenues and forecasts declined and its projected expenses for 2009 approached the 2009 management fee cap established under the BTMUCC credit facility. In response to this situation, the Company initiated discussions with BTMUCC about obtaining a waiver, if needed, to the 2009 spending limits in the BTMUCC credit facility. During the course of these discussions, BTMUCC expressed concern about both the decline in the Company's revenues and the Company's inability to reduce the level of its expenses as originally anticipated and rejected the Company's waiver request.

        Throughout the course of late 2009 and early 2010, the NexCen board of directors met and conferred frequently with members of management, Rothschild and our legal advisor, Kirkland & Ellis LLP, or Kirkland, regarding the progress of the strategic alternative evaluation process.

        In January 2010, six of the Initially Interested Parties submitted indications of interest in purchasing some or all of NexCen's business that were based on the information contained in the confidential information memorandum, as well as publicly available information. Of the six Initially Interested Parties, three indications of interest were received from financial purchasers interested in acquiring all of our operating assets at proposed enterprise values ranging from $60 million to $103 million, and two indications of interest were received from financial purchasers who bid for just selected assets with values ranging from $40 million to $55 million. The sixth indication of interest was received from a strategic purchaser who bid for either all of NexCen's assets at an enterprise value of $60 million to $70 million or for just selected assets at a price to be based on a multiple of the assets' earnings before interest, taxes, depreciation and amortization, which NexCen calculated implied a value range of $45 million to $60 million. LLCP was not one of the parties that submitted a non-binding indication of interest at this time.

        Throughout January 2010, members of the Company's senior management and Mr. George Stamas, one of our directors, had periodic discussions with BTMUCC regarding the possibility of restructuring BTMUCC's debt or effecting a recapitalization of the Company.

        On January 14, 2010, NexCen completed an additional amendment to the BTMUCC credit facility which:

  •
  extended the date on which BTMUCC would become entitled to receive penny warrants for up to 2.8 million shares of the Company's common stock from December 31, 2009 to February 28, 2010 (if the Class B Franchise Note was not repaid by this date, BTMUCC would be entitled to the warrants);

  •
  modified the cash distribution provisions to permit the reimbursement from collections of $500,000 to pay operating expenses in advance of the time when such amounts would otherwise be reimbursable (with a corresponding deduction in the future relating to the limit on reimbursable expenses in 2010); and

  •
  waived defaults relating to the Company's free cash flow margin for the period ending December 31, 2009.

        On January 25, 2010, the NexCen board of directors met with members of management and our financial and legal advisors. Mr. Stamas and Mr. Kenneth Hall, our chief executive officer, provided the directors with an update regarding their recent conversations with BTMUCC. Mr. Hall expressed his concern that, based upon BTMUCC's refusal to provide the requested relief under the 2009 expense cap at that time and the short-term nature of the waivers provided in January 2010, BTMUCC would be less willing to grant waivers and to agree to additional amendments to the terms of the outstanding debt. Rothschild provided the directors with a summary of the indications of interest that had been received and discussed the relative degrees of interest and perceived commitment of the various bidders. Rothschild again advised the board that based on the indications of interest received and Rothschild's own valuation assessments, it appeared likely that the near-term value of NexCen's business was substantially lower than the outstanding amount of debt owed to BTMUCC. Kirkland also reviewed with the directors their fiduciary obligations in light of the Company's circumstances. The NexCen board of directors, together with management and our financial and legal advisors, discussed numerous issues, including:

  •
  the possibility of negotiating a further restructuring of the BTMUCC credit facility that would reduce further the debt service obligations in the near term, extend maturity dates and provide the Company with additional operating flexibility;

  •
  the importance of seeking to ensure that, in the event BTMUCC was unwilling to restructure the BTMUCC credit facility, any strategic transaction would provide value for all stakeholders, including stockholders;

  •
  the possibility of seeking BTMUCC's acceptance of an amount of forgiveness of debt that would permit the Company to retain a portion of any sale proceeds for the benefit of unsecured creditors and stockholders; and

  •
  other possible alternatives, including the possibility of requesting BTMUCC to forgive a portion of the debt outstanding under the BTMUCC credit facility, convert a portion of it into equity, or work with a third party to refinance a portion of the debt on terms that would be more favorable to the Company.

At the conclusion of this meeting, the NexCen board of directors discussed the likely possibility that the Company would face increasing pressure to identify and complete a strategic transaction to avoid a further default under the BTMUCC credit facility and a potential foreclosure by BTMUCC after such a default under the BTMUCC credit facility that would deprive unsecured creditors and stockholders of any value. The directors agreed that it was critical for the Company to continue to provide regular updates to BTMUCC while Rothschild continued its exploration of possible strategic options for the Company.

        On February 3, 2010, Messrs. Hall and Stamas, Mr. Seth Burroughs, our vice president of corporate development, and Rothschild met in Boston with BTMUCC and its outside legal counsel, Mayer Brown LLP, or Mayer Brown. As an initial matter, Mr. Stamas stated that the Company's willingness to proceed with a sale transaction would depend upon BTMUCC's willingness to forgive an amount of debt that would allow the Company to retain a portion of any sale proceeds for the benefit of unsecured creditors and stockholders, should a sale transaction be completed at a price less than the amount of the outstanding debt owed to BTMUCC. Representatives of BTMUCC indicated general support for this concept, if a sufficient sale price could be achieved. Rothschild then summarized the process it had conducted to explore potential strategic alternatives, the indications of interest that had been received to date and Rothschild's preliminary valuation range for NexCen's business. The parties also discussed the possibility of restructuring the debt under the BTMUCC credit facility without a third-party sale or investment, as an alternative to a sale transaction. Mr. Stamas reiterated that the NexCen board of directors and management would have little incentive to pursue a strategic transaction if the result for stockholders was the same as would occur in a foreclosure by BTMUCC after a further default under the BTMUCC credit facility or a bankruptcy (i.e., no value for stockholders). BTMUCC noted that it was considering all of its options, including a possible foreclosure on NexCen's assets after a further default under the BTMUCC credit facility. Although BTMUCC said it could not express a view at this point about whether it would support a sale within the range of values identified in the initial indications of interest, it acknowledged that pursuing a sale process might well prove productive, in light of the possibilities presented by the values reached by the initial bids. BTMUCC also acknowledged that a consensual approach would likely preserve more value for all stakeholders than a foreclosure after a further default under the BTMUCC credit facility or other adversarial process.

        Following the meeting with BTMUCC, Mr. Stamas spoke with Mayer Brown and again advocated for a restructuring of the debt, which Mr. Stamas felt presented the prospect of a greater recovery for all stakeholders, including BTMUCC. Mr. Stamas also raised the possibility of NexCen seeking to refinance a portion of the debt owed to BTMUCC with new debt from a third party as part of an overall recapitalization of the Company. Mayer Brown was asked to discuss these possibilities with BTMUCC, and reiterated BTMUCC's concern about the Company's financial performance and the level of the Company's ongoing public company expenses.

        On February 4, 2010, the NexCen board of directors met with members of management and our financial and legal advisors. Mr. Stamas provided the board with an update on the recent meeting with BTMUCC and his conversations with BTMUCC's counsel. At this meeting, the NexCen board of directors discussed the establishment of a special Strategy Committee to take the lead in ongoing discussions with BTMUCC and third-party bidders and the development of a potential alternative transaction.

        On February 10, 2010, the Company completed an additional waiver and amendment of the BTMUCC credit facility that again provided short-term relief to the Company, including a 31 day extension of the date under which BTMUCC would be entitled to receive warrants for up to 2.8 million shares of the Company's common stock, and a waiver of defaults related to the Company's free cash flow margin for an additional 30 day period.

        On February 11, 2010, Mayer Brown contacted Mr. Stamas and advised him that BTMUCC may be receptive to a potential restructuring of the debt or some limited sharing of sale proceeds with NexCen's equity holders if the Company were to complete a sale of its franchise business.

        Throughout February 2010, Rothschild worked with management and members of the Strategy Committee to develop the terms of a proposed restructuring of the BTMUCC credit facility that would reduce the amount of outstanding debt, restructure the operations of the Company to reduce operating expenses, and give BTMUCC equity ownership in the Company. The Company concluded that, in order to complete the proposed restructuring, there would be certain costs (including the satisfaction of accounts payable and other obligations to unsecured creditors, the fees and expenses of financial and legal advisors, severance obligations to NexCen employees, and the costs associated with the termination of various contracts that NexCen was a party to) that would need to be funded either through reduced debt payments to BTMUCC or from a third party investment. As part of this effort, Rothschild identified and contacted several third-parties that might be interested in participating in a restructuring of the Company, but none of the third-parties preliminary terms that were shared with BTMUCC included economic terms that were acceptable to BTMUCC. During this period, the Initially Interested Parties were told that the Company was trying to reach an agreement with BTMUCC that would allow for a transaction and that NexCen would get back to them if it appeared that an agreement could be reached.

        On February 19, 2010, several of NexCen's directors met with our financial and legal advisors. Mr. Stamas summarized his recent conversations with Mayer Brown. Rothschild then outlined a potential debt restructuring transaction that might serve as an alternative to a sale of some or all of the Company's businesses. The proposed restructuring contemplated that BTMUCC would forgive approximately $48 million in debt in exchange for a 40% ownership interest in NexCen. The potential implications of any transaction for the ongoing value of the Company's tax loss carry forwards, as well as the potential costs of reducing the Company's corporate expenses as part of a recapitalization transaction, were also discussed.

        The Strategy Committee of the NexCen board of directors, consisting of Mr. Paul Caine, Mr. Edward Mathias and Mr. Stamas, with Mr. Stamas as chair, was formed by the unanimous written consent, dated February 22, 2010, of the NexCen board of directors.

        On February 25, 2010, Mr. Stamas provided BTMUCC with a restructuring proposal developed by Rothschild and the NexCen board of directors which was consistent with the proposal presented to the NexCen board of directors on February 19. Over the course of the next week, Mr. Stamas, members of our management team and our financial and legal advisors held periodic telephone conversations with BTMUCC and Mayer Brown regarding the potential debt restructuring and sought to make adjustments and refinement to the proposed terms of the transaction. Among other concerns, BTMUCC indicated that it would be unwilling to effectively fund the up-front costs of such a restructuring because such costs were unrelated to the BTMUCC credit facility and was concerned with the Company's ability to meet the business plan that supported the proposed restructuring. In addition, BTMUCC expressed concern over the deferral of a significant portion of their potential recovery in the form of equity (versus their existing debt). BTMUCC ultimately indicated that they were unwilling to pursue the restructuring transaction that had been presented to them, and that BTMUCC would not likely be willing to consider any alternative restructuring proposal unless such transaction included significant payments on their existing debt in order to mitigate their risk.

        Also on February 25, 2010, the NexCen board of directors met to receive an update from Mr. Stamas regarding his ongoing discussions with BTMUCC, including BTMUCC's unwillingness to pursue the restructuring transaction as then presented to them, and to discuss the various remaining strategic alternatives and the potential risks and benefits that each alternative presented to the different stakeholders in the Company.

        On March 1, 2010, Messrs. Hall and Stamas, as well as Rothschild, met with BTMUCC and Mayer Brown to review the ongoing sales process and an alternative business plan for the Company (which focused on further cost reduction initiatives), revisit the possibility of a revised debt restructuring transaction, and discuss BTMUCC's willingness to forgive a sufficient amount of debt such that the

Company could retain a portion of the proceeds of a sale transaction even if the sale price is below the amount of outstanding debt owed to BTMUCC, and various related process and timing considerations. There was a discussion of, in the case of a sale, what expenses the Company would have to pay before making a distribution to stockholders, if the Company were allowed to retain a portion of any sale proceeds. No agreements were reached and no decisions were made and BTMUCC reiterated that it was considering all of its options, including a possible foreclosure on NexCen's assets after a further default under the BTMUCC credit facility. On March 2, 2010, Mr. Stamas updated the Strategy Committee on this meeting.

        Over the next week, Messrs. Hall, Stamas and Burroughs, as well as Rothschild, had periodic discussions with BTMUCC, to get a better understanding of the basis on which BTMUCC would consent to a sale of NexCen for less than the amount of its outstanding debt while permitting the Company to retain a portion of the sale proceeds. During this period, BTMUCC indicated that it was focused primarily on the possibility of a sale transaction, although both BTMUCC and the Company remained concerned that unless a sale transaction could be completed at a price near or above the high end of the range of the initial indications of interest submitted by the Initially Interested Parties, it would be difficult to provide BTMUCC with sufficient proceeds and also allow the Company to retain a reasonable amount for distribution to the Company's stockholders.

        On March 9, 2010, the Strategy Committee met with Mr. Hall, Mr. David Oros, the chairman of the NexCen board of directors, and our legal advisors. In addition to receiving an update regarding the ongoing discussions with BTMUCC, the meeting participants discussed the situation, the possibility that a lengthy process could harm the Company's business, and the potential expenses the Company might need to satisfy before it could make a distribution to stockholders (if a sale transaction were completed and BTMUCC were to agree to forgive a sufficient amount of debt such that the Company could retain a portion of the sale proceeds). The participants also discussed with outside counsel the directors' fiduciary obligations to unsecured creditors, members of management and the stockholders and the potential conflict of interests of management, created by their severance arrangements in the event of a wind-down of the Company. Following these discussions, it was determined that the Company should continue discussions with BTMUCC about all of these matters and that if reasonable understandings could be reached, the Company should pursue an accelerated process to see if a sale transaction could be achieved at a price sufficient to provide a satisfactory amount of debt forgiveness by BTMUCC and also provide the Company with an opportunity to make a reasonable distribution to its stockholders.

        Over the next several days, Mr. Stamas sought BTMUCC's consent to an arrangement that would include forgiveness of a sufficient amount of debt so that the Company could retain a portion of any sale proceeds that could be expected, after addressing the Company's anticipated liabilities, to permit a distribution to stockholders of an amount no less than NexCen's then-current market capitalization, which ranged between $4 million and $6 million during this time. No specific agreement was reached, but BTMUCC indicated that it might be willing to forgive a sufficient amount of debt to leave the Company with sufficient cash from a sale process to potentially fund a distribution to stockholders of no less than $4 million, depending upon the actual sale price achieved by the Company and the amount of the Company's anticipated liabilities. The Company agreed that it and Rothschild would work to obtain best and final offers from a small number of potential bidders in an accelerated sale process.

        Following these discussions, at the direction of the NexCen board of directors, Rothschild contacted the Initially Interested Parties that had submitted the three highest bids in early January and invited them to engage in intensive due diligence, participate in management meetings and prepare and submit best and final offers by the early part of April. These three potential purchasers, referred to as Purchaser A, Purchaser B and Purchaser C, were financial purchasers that had indicated a potential interest in acquiring substantially all of our assets for between $60 million and $103 million.

        On March 12, 2010, NexCen completed an additional waiver and amendment to the BTMUCC credit facility which again provided short-term relief of potential defaults related to the Company's free cash flow margin for the month of March, and waived the requirement that the Company provide audited financials for certain of its subsidiaries as required under the BTMUCC credit facility.

        During the remainder of March and in early April 2010, the three potential purchasers were provided with access to additional confidential information and held various meetings with both our corporate and operational management teams. During this time, one additional potential investor, who was not among the Initially Interested Parties, expressed interest in participating in the process. While this party executed a confidentiality agreement with NexCen, received confidential information and held meetings with members of our management, it did not ultimately submit an indication of interest with respect to a potential transaction.

        Also during this time, the NexCen board of directors was regularly updated as to any developments in the ongoing strategic review process, and NexCen's senior management conferred with the Company's financial, legal and tax advisors regarding the potential impact of any sale or restructuring transaction on NexCen's substantial accumulated tax loss carryforwards, including the degree to which NexCen would be able to offset any taxable income or gains from any such transactions with the accumulated tax losses and the potential for such accumulated tax losses to have ongoing value to NexCen or to a third party following a sale of NexCen's business. These discussions continued from time to time into early May.

        On March 26, 2010, the Company announced its fiscal 2009 financial results. In its press release, the Company included the following statement:

  "As previously reported, the Company is in the process of evaluating alternatives to its debt and capital structure. NexCen has retained an investment bank to assist it with identifying and evaluating various strategic alternatives, and the Company continues to be in discussions with its lender as the Company needs the lender's consent to proceed with any strategic transaction or debt restructuring."

        On March 30, 2010, LLCP contacted Mr. Hall and indicated that it was interested in pursuing a transaction with NexCen and was prepared to work quickly. After conferring with the Strategy Committee, Mr. Hall directed Rothschild to engage LLCP and invite it to sign a confidentiality agreement and submit an indication of interest. Also on March 30, 2010, NexCen completed another amendment to the BTMUCC credit facility which extended the date that NexCen was required to issue the Class B Franchise Note warrants from March 31, 2010 to April 30, 2010.

        On April 5, 2010 LLCP submitted a preliminary, non-binding indication of interest to acquire all of our assets at a proposed enterprise value ranging from $95 million to $115 million. On the basis of this indication of interest, LLCP was invited to conduct additional diligence, hold meetings with management and submit a revised indication of interest providing for a definitive price of a narrower value range. LLCP proceeded to conduct additional diligence on an expedited basis, and met with management in early April.

        During late March and the first weeks of April, Purchaser A, Purchaser B and Purchaser C conducted additional detailed financial, accounting and legal diligence. LLCP conducted diligence on an expedited basis in the first weeks of April. During this time, each potential purchaser also met with members of the operating management team.

        In early April 2010, Purchasers A and B submitted revised indications of interest that were consistent with their preliminary offers, including as to valuation, although both of the revised indications of interest were below the high end of the original value range. During this time, Purchaser C informed Rothschild that it did not intend to submit a final offer based upon its difficulty getting comfortable with the underlying risks inherent in the franchisee base and the unit economics of the Company's brands.

        On April 12, 2010, LLCP submitted a revised offer to acquire substantially all of the businesses and assets of NexCen at a proposed enterprise value ranging from $105 million to $115 million. At Rothschild's request, LLCP agreed to conduct further diligence and submit a best and final offer within the next ten days.

        On April 15, 2010, NexCen and its legal advisors had a call with LLCP and its counsel, Honigman Miller Schwartz and Cohn LLP, or Honigman. During this call, LLCP indicated that it would be interested in exploring the possibility of structuring the transaction as a sale pursuant to Section 363 of the United States Bankruptcy Code. In response, NexCen indicated that such a structure would not be acceptable because it almost certainly would not provide for a potential distribution to the Company's stockholders and as both NexCen and BTMUCC were concerned that the bankruptcy process would be damaging to the Company's business.

        Rothschild reviewed the various offers with the NexCen board of directors, management and our legal advisor on April 16, 2010. After discussion about the offers that had been received, other options that might be available to the Company and NexCen's prospects for being able to make a distribution to stockholders, the NexCen board of directors agreed that the offer from LLCP, which was the highest offer, was the only offer that proposed a sufficiently high price to be likely to provide a satisfactory amount of forgiveness of debt for BTMUCC and also provide the Company with the potential to retain cash that could be distributed to stockholders. The NexCen board of directors agreed that the indications of interest should be reported to BTMUCC before any decision was made about how to proceed.

        On April 20, 2010, NexCen completed an additional waiver and amendment to the BTMUCC credit facility which provided the Company with another 30 days of relief of potential defaults related to the Company's free cash flow margin, the issuance dates of the Class B Franchise Note warrants, and expected potential defaults related to the Company's ratio of cash available for debt service to the monthly debt service.

        On April 22, LLCP submitted a final indication of interest to acquire substantially all of the businesses and assets of NexCen for $112.5 million in cash. The offer was not subject to a financing contingency.

        On April 23, 2010, Messrs. Hall and Stamas, as well as Rothschild, met with BTMUCC in Boston to review the indications of interest and other strategic alternatives. Mr. Stamas first sought confirmation from BTMUCC regarding forgiveness of debt in an amount sufficient to allow a portion of the potential sales proceeds to be retained by the Company. During the course of the meeting, BTMUCC indicated that it was supportive of pursuing a transaction with LLCP in light of the value it was offering and was not willing to consent to any of the other potential alternatives that had been discussed, including the other proposed sale transactions. Mr. Stamas reiterated his view, which he said was shared by our other directors, that a debt restructuring transaction had the potential to provide superior returns to all stakeholders, but BTMUCC indicated that it did not share the board's view in the likelihood of success of the proposed restructuring and was open to pursuing a transaction at the level of LLCP's offer.

        Later that day, the NexCen board of directors met with management and our financial and legal advisors. After reviewing the meeting with BTMUCC, the directors discussed the potential implications for the Company and its stakeholders of a sale at the levels indicated in the bids received, as well as the other options available to the Company. Following a discussion of various issues, and in light of the value LLCP was offering and the amount of forgiveness of debt that was satisfactory to BTMUCC, the NexCen board of directors agreed that the Company should pursue accelerated discussions with LLCP and that Rothschild should seek to keep the other bidders engaged in case discussions with LLCP broke down.

        On April 28, 2010, LLCP met with members of NexCen's corporate and operations management teams in Atlanta to conduct further diligence.

        On April 29, 2010, Kirkland and Honigman discussed the possibility of structuring the asset sale as an assignment for the benefit of creditors. After this initial discussion, Kirkland informed Honigman that NexCen was not interested in pursuing this alternative as NexCen did not think this approach would provide for a potential distribution to the Company's stockholders and as it did not want to proceed with the sale of substantially all of its assets without having the Company's stockholders vote on the matter.

        On April 30, 2010, Mayer Brown provided NexCen with the economic terms which would provide BTMUCC with a satisfactory amount of forgiveness of debt in connection with the LLCP transaction. The transaction would involve the sale of substantially all of our assets to LLCP at the $112.5 million price proposed by LLCP. Specifically, BTMUCC agreed in principle that, in full satisfaction of the amount of NexCen's debt outstanding under the BTMUCC credit facility, BTMUCC would accept a payment of the following amount:

  •
  $98 million, plus

  •
  100% of the amount (if any) by which the aggregate consideration for the asset sale (after giving effect to various estimated adjustments at the closing of the asset sale) exceeds $112.5 million, plus

  •
  the amount by which NexCen's cash on hand at closing (after giving effect to various estimated adjustments) exceeds $6 million, plus

  •
  payment of all outstanding third-party fees and expenses of BTMUCC.

In addition to this payment, BTMUCC would require the return of the letter of credit, undrawn, that was issued in favor of JPMorgan Chase in support of certain of our bank accounts.

        On the afternoon of May 4, 2010, Rothschild and LLCP spoke regarding certain of the material issues raised by Honigman's comments on the draft acquisition agreement (which had been provided to LLCP on April 28). Also on the that afternoon, Mayer Brown circulated an initial draft of an accord and satisfaction agreement that reflected, among other things, the economic terms proposed on April 30, 2010 regarding the satisfaction of the obligations under the BTMUCC credit facility, the release of the security that had been provided in connection therewith and the retention by NexCen of a portion of the sale proceeds.

        During the evening of May 4, 2010 and throughout the day on May 5, 2010, Kirkland and Honigman negotiated certain of the terms of the acquisition agreement and related documents.

        On May 6, 2010, principals from LLCP met with Messrs. Stamas and Hall in New York to discuss certain open business and legal issues related to the potential asset sale, including LLCP's request that the Company agree to pursue a prompt dissolution and liquidating distribution to stockholders following completion of the sale transaction. They discussed the parameters of the "material adverse effect" definition and a retention bonus plan, and also negotiated the general parameters and amounts of the termination fee that would be owed to LLCP if the transaction did not close and the circumstances under which such amounts would be payable. On this same day, Kirkland provided Honigman with a revised draft of the acquisition agreement reflecting the negotiations that had occurred during the course of the prior two days and provided Mayer Brown with comments on the accord and satisfaction agreement, including comments on the scope of additional waivers and support provisions that NexCen felt it needed in order to be able to close the asset sale.

        Between May 7, 2010, and May 10, 2010, NexCen, Kirkland, LLCP and Honigman continued to exchange drafts and negotiate the terms of the acquisition agreement and the related documentation. During the course of these negotiations, LLCP made it clear that it would not proceed with the asset sale transaction unless it was comfortable that stockholder approval of the transaction was likely, which it believed required a clear and definite path, such as dissolution of NexCen, to provide for distribution to the Company's stockholders of as much of the available transaction proceeds as possible as promptly as possible. Also during these days, BTMUCC, Mayer Brown, NexCen, and Kirkland, and LLCP and Honigman, though Kirkland continued to exchange drafts and negotiate the terms of the accord and satisfaction agreement. On the morning of May 10, 2010, Mayer Brown provided Kirkland with a draft of the waiver and omnibus amendment to the BTMUCC credit facility, which was subsequently shared by Kirkland with Honigman.

        Throughout the day on May 10 and May 11, 2010, NexCen, LLCP, Kirkland and Honigman met in New York to negotiate the acquisition agreement and related disclosure schedules, the equity commitment letter, the accord and satisfaction agreement and the waiver and omnibus amendment. Mayer Brown and BTMUCC participated by telephone in discussions with NexCen and Kirkland regarding the bank-related documents during the course of these days.

        On the evening of May 11, 2010, the NexCen board of directors met with members of our senior management team and our financial and legal advisors, including representatives of Morris Nichols, Arsht & Tunnell LLP, or Morris Nichols, Delaware counsel to NexCen. Mr. Stamas provided the directors with an update as to the status of the negotiations and certain material issues that remained unresolved. Kirkland reviewed various legal matters, including the terms of the acquisition agreement, the accord and satisfaction agreement and the waiver and omnibus amendment. Kirkland and Morris Nichols also discussed with the directors the process of dissolution under Delaware law and LLCP's requirement that sale agreement include a commitment by the Company, following completion of the transaction with LLCP, to pursue dissolution, subject to the NexCen board of directors' ongoing fiduciary obligations. Rothschild reviewed with the NexCen board of directors its financial analysis of the asset sale. In connection with the directors' deliberations, Rothschild rendered to the NexCen board of directors its preliminary opinion (subsequently finalized), as to the fairness, from a financial point of view as of the date of the opinion, to NexCen of the purchase price of $112.5 million to be received by NexCen in the asset sale, which opinion is described below under the section entitled "—Opinion of NexCen's Financial Advisor" beginning on page 44 of this proxy statement. Discussions among the members of the NexCen board of directors, our management team and our financial and legal advisors ensued, including consideration of the factors described under "—Recommendation of the NexCen Board of Directors and NexCen's Reasons for the Asset Sale." Thereafter, the NexCen board of directors unanimously determined to approve and adopt the acquisition agreement and the transactions contemplated thereby and to approve and adopt the related transaction agreements, subject to the final material issues being resolved within certain parameters set by the NexCen board of directors.

        On May 12, 2010, Mr. Stamas and members of our management team met with principals from LLCP in order to negotiate the remaining open business issues. Kirkland and Honigman participated in the meetings. During the course of these discussions, the final material issues between LLCP and NexCen were resolved. During the remainder of the day on May 12 and through the earlier morning of May 13, 2010, NexCen, LLCP, Kirkland and Honigman continued negotiating the acquisition agreement and related disclosure schedules, the equity commitment letter, and NexCen and Kirkland negotiated the accord and satisfaction agreement and the waiver and omnibus amendment by telephone with Mayer Brown and BTMUCC.

        Early in the morning on May 13, 2010, the parties executed the acquisition agreement and the related transaction documents, including the accord and satisfaction agreement and the waiver and omnibus amendment to the BTMUCC credit facility. Prior to the opening of the financial markets in New York City on this date, the execution of the agreements and the transaction contemplated thereby were announced in a press release by NexCen.

        On May 20, 2010, the NexCen board of directors met with members of management and our outside legal advisors from Kirkland and Morris Nichols. The directors reviewed a proposed plan of dissolution and also reviewed the likely limited value of the Company's accumulated tax loss carryforwards (other than to offset taxable income and gains from the sale transaction with LLCP), in view of applicable tax laws and rules, the Company's limited financial resources and the market value of its common stock. They also discussed that the Company would be legally permitted, even after adoption of the plan of dissolution by the NexCen board of directors and stockholders, to abandon dissolution and pursue a different strategy if one were identified (prior to the filing of the certificate of dissolution) that was considered likely to provide stockholders with significant additional value, whether through use of the accumulated tax loss carryforwards or otherwise. The directors also reviewed the anticipated liabilities and obligations, including contingent obligations that the Company expected to need to address in any dissolution process, the alternatives the Company would have to address such matters and the potential timing for their resolution and the making of a final distribution to stockholders. The NexCen board of directors then unanimously adopted the proposed plan of dissolution, noting that it appeared to be the most likely available strategy to allow the Company to deliver the greatest value to stockholders and that it would not preclude the Company from pursuing a more beneficial strategy, should one be identified in the future.

Recommendation of the NexCen Board of Directors and NexCen's Reasons for the Asset Sale

        In approving the asset sale and the Acquisition Agreement, and recommending that the NexCen stockholders approve the asset sale proposal, the NexCen board of directors considered a number of factors, including those listed below. The NexCen board of directors believes the asset sale and the Acquisition Agreement are advisable and in the best interests of NexCen and its stockholders. The NexCen board of directors has also determined that, absent the emergence of a higher value alternative that the NexCen board of directors concludes, in the exercise of its fiduciary duties, should be pursued, it is advisable and in the best interests of NexCen and its stockholders to liquidate and wind up NexCen's affairs pursuant to the plan of dissolution following the closing of the asset sale for the reasons set forth in this section. Among the factors that the NexCen board of directors considered are the following:

  •
  that with roughly $35 million of debt coming due on July 31, 2011 under the BTMUCC credit facility which NexCen would not be able to pay off with cash flows from operations, NexCen faced the imminent prospect of further defaults under the BTMUCC credit facility that might result in a foreclosure after any such default that likely would deprive NexCen stockholders of any recovery;

  •
  that the value represented by the transaction with LLCP materially exceeded the value proposed by any other potential acquirer, and that this value was obtained following a concerted effort by NexCen, with the assistance of Rothschild, to solicit potential acquirors of or investors in NexCen, its assets or its intellectual property (which effort included, since the fall of 2009, contacting or being contacted by 27 parties, entering into confidentiality agreements with 12 parties, and receiving indications of interest from seven parties);

  •
  that Rothschild, NexCen's financial advisor, rendered to the NexCen board of directors an opinion, dated May 12, 2010, as to the fairness, from a financial point of view as of the date of the opinion, to NexCen of the purchase price of $112.5 million to be received by NexCen in the asset sale, which opinion is described below under the section entitled "—Opinion of NexCen's Financial Advisor" beginning on page 44 of this proxy statement;

  •
  that NexCen had vigorously explored available alternative strategic options, such as restructuring or refinancing the BTMUCC credit facility, obtaining sufficient funding for continued stand-alone operations and locating alternative acquirors of or investors in NexCen and/or its assets, and had not identified any alternatives to the asset sale that our senior secured lender was willing to consent to which would reasonably be expected to result in greater potential benefits to NexCen, its stockholders and its other stakeholders;

  •
  that NexCen's options for securing additional funding or refinancing a portion of its debt are greatly restricted as a result of, among other factors, NexCen's debt load, the customary terms of the BTMUCC credit facility, the current market for such refinancings and the pending obligations to make principal repayments, as well as our low stock trading price and the delisting of our common stock by The NASDAQ Stock Market, LLC, in February 2009;

  •
  that BTMUCC was unwilling to consent to a further restructuring of its debt on the terms proposed by NexCen for the reasons stated above, which, for reasons stated above, NexCen was unable to do;

  •
  that BTMUCC had indicated to management and NexCen's board of directors that BTMUCC was considering all of its options, including a possible foreclosure on the collateral pledged under the BTMUCC credit facility after a further default by NexCen under such credit facility (which, if it were to happen, would result in NexCen losing control of all of its operating assets and cash flows and likely leave NexCen with no choice but to file for bankruptcy protection; in such event, it is highly unlikely that there would be significant assets, if any, available for any distribution to NexCen's stockholders);

  •
  that BTMUCC had indicated that it was supportive of NexCen pursuing a transaction with LLCP in light of the amount of debt forgiveness it included and that BTMUCC did not consent to any of the other potential alternatives that had been presented to it, including the other proposed sale transactions;

  •
  that, in connection with the transaction with LLCP, BTMUCC was willing to enter into the accord and satisfaction agreement, which would permit the Company to retain a portion of any sale proceeds for the benefit of unsecured creditors and stockholders while satisfying all of NexCen's obligations under the BTMUCC credit facility through a payment of less than the full amount of the outstanding debt owed to BTMUCC;

  •
  that, in connection with the transaction with LLCP, BTMUCC was willing to enter into the waiver and omnibus amendment, which would allow for the consummation of the asset sale;

  •
  that NexCen expected a breach of, among other provisions, the free cash flow margin requirements of the BTMUCC credit facility throughout 2010;

  •
  that given NexCen's financial performance and the continuing nature of its losses, the significant business, market and execution risks associated with NexCen remaining independent and implementing a successful strategy to increase revenues and achieve profitability;

  •
  that, in light of the lack of strategic alternatives reasonably available to NexCen and considering the substantial execution and other risks of potential alternatives, as compared to the relative certainty of the asset sale, the asset sale and plan of dissolution would maximize the value of the enterprise for NexCen's creditors and stockholders;

  •
  the overall terms of the Acquisition Agreement (including the value certainty provided by the cash consideration and the absence of any financing contingency) and a comparison of the terms of the proposed asset sale with other recent acquisitions of companies in similar financial circumstances to NexCen, the review and evaluation of other information concerning the valuation of companies in NexCen's industry and an evaluation of the estimated return to NexCen's creditors and stockholders under the asset sale followed by a dissolution;

  •
  that the NexCen board of directors would be entitled to change its recommendation to NexCen's stockholders with respect to the Acquisition Agreement and asset sale in the event that NexCen received an unsolicited offer from a third party that the NexCen board of directors determined to be a superior offer to the transaction with LLCP;

  •
  that NexCen would be entitled to terminate the Acquisition Agreement if the NexCen stockholders did not approve the Acquisition Agreement and the asset sale, subject to the reimbursement of a portion of LLCP's expenses and the potential payment to LLCP of a termination fee in the event that, within twelve months after termination, NexCen was acquired or entered into an agreement to be acquired that was subsequently consummated;

  •
  the likely impact of the asset sale on NexCen's employees, suppliers and customers (and conversely, the likely impact of not pursuing the asset sale);

  •
  that without a strategic alternative to the asset sale and without another way to fund NexCen's operations, and even absent a potential foreclosure by BTMUCC after a further default under the BTMUCC credit facility, the value of NexCen's assets would likely decline over time, and could decline precipitously, and that the asset sale represented the best reasonably attainable opportunity to monetize the value of NexCen's assets at their present value;

  •
  that despite pursuing three different lines of business over the past 11 years (a wireless communications business, a mortgage-backed securities business and a franchise and licensing business), NexCen (including through its predecessor company, Aether Systems, Inc.) has been unable to generate value from its only other significant asset, its accumulated tax loss carryforwards, and that continued operation in an effort to realize value from those tax assets is highly uncertain and runs the risk of depleting the cash proceeds that will be available to pay unsecured creditors and stockholders once the asset sale is completed and the obligations to BTMUCC under the BTMUCC credit facility are satisfied in full;

  •
  that applicable tax laws and rules, NexCen's limited financial resources and the low value of its common stock made it highly unlikely that NexCen would be able to realize any significant value for its accumulated tax losses after completion of the asset sale and that a timely dissolution and winding up of the Company appeared most likely to deliver the greatest value to stockholders; and

  •
  that the plan of dissolution would provide for an orderly process to dissolve and wind up NexCen, using remaining proceeds from the asset sale, as well as cash on hand and any proceeds that can be realized from the sale of any remaining non-cash assets, to pay or provide for NexCen's remaining obligations and liabilities after the completion of the assets sale and, thereafter, to distribute any remaining amounts to NexCen's stockholders.

        The NexCen board of directors also considered a variety of risks and other potentially negative factors applicable to either or both of the asset sale and the plan of dissolution, including the following:

  •
  the fact that LLCP was not willing to structure the sale transaction as a merger or stock acquisition of NexCen Brands, Inc.;

  •
  that NexCen remains liable for certain liabilities of NF Management, NB Supply and NexCen Brands, Inc. that GFG would not assume;

  •
  that, following the asset sale, NexCen will have no ongoing business and NexCen's stockholders will forego any future increase in NexCen's value from potential growth;

  •
  the risks and contingencies related to the announcement and pendency of the asset sale, including the impact of the asset sale on NexCen's customers, employees and relationships with other third parties;

  •
  the conditions to NexCen's and LLCP's obligations to complete the asset sale and LLCP's right to terminate the Acquisition Agreement under certain circumstances, including for breaches by NexCen of its representations, warranties, covenants and agreements in the Acquisition Agreement;

  •
  the interests of NexCen's executive officers and directors in the asset sale and the plan of dissolution (See "—Interests of Executive Officers and Directors of NexCen in the Asset Sale" and "—Interests of Management in the Dissolution of the Company" beginning on pages 49 and 74, respectively, of this proxy statement);

  •
  the risk that the asset sale and plan of dissolution might not receive necessary stockholder approval;

  •
  the risk that there could be unanticipated delays in implementing the plan of dissolution, or that the need to resolve or otherwise address contingent liabilities and the potential emergence of additional liabilities or contingent obligations during the dissolution process, could significantly delay or reduce any payments to NexCen's stockholders;

  •
  the costs and potentially lengthy duration of a dissolution process, especially if contingent obligations such as NexCen's pending stockholder litigation, cannot be resolved in a timely manner; and

  •
  the risk that the assets available to distribute to NexCen's stockholders pursuant to the plan of dissolution are not yet known, and that these amounts may be significantly less than what NexCen currently estimates due to unknown or contingent liabilities or increases in the costs and expenses related to settling NexCen's liabilities and winding up its business.

        The foregoing summarizes the material factors and risks considered by the NexCen board of directors but it is in no way meant to be exhaustive of the discussion and information considered by the board of directors. In view of its many considerations, the NexCen board of directors did not quantify or otherwise assign relative significance to each factor considered. In addition, each member of the NexCen board of directors may have given different significance to different factors. The NexCen board of directors concluded that the potential benefits of the asset sale on the terms of the Acquisition Agreement outweighed the potential risks of the transaction and that, overall, the proposed asset sale had greater potential benefits to NexCen, its stockholders and other stakeholders than other strategic alternatives currently available to or reasonably anticipated to be available to NexCen.

        After discussing and evaluating all of these considerations, the NexCen board of directors unanimously:

  •
  approved and adopted the Acquisition Agreement, the asset sale and the other transactions contemplated thereby in accordance with the requirements of the Delaware General Corporation Law, which we refer to as the DGCL;

  •
  declared that the Acquisition Agreement and the asset sale are advisable and in the best interests of its stockholders;

  •
  resolved to recommend that NexCen's stockholders approve the asset sale and Acquisition Agreement and

  •
  approved the accord and satisfaction agreement with BTMUCC, in a form acceptable to LLCP, and the amendment and waiver to the BTMUCC credit facility.

        At a meeting on May 20, 2010, following further discussion and evaluation of the applicable issues and considerations, the NexCen board of directors also unanimously:

  •
  approved and adopted the plan of dissolution in accordance with the requirements of the DGCL; and

  •
  resolved to recommend that NexCen's stockholders approve the plan of dissolution.

        For the reasons set forth above, the NexCen board of directors believes that the asset sale and the Acquisition Agreement and the subsequent liquidation and dissolution of NexCen pursuant to the plan of dissolution are in the best interests of NexCen and its stockholders and recommends that stockholders vote "FOR" the approval of the asset sale proposal and "FOR" the approval of the plan of dissolution proposal.

 Opinion of NexCen's Financial Advisor

        The Company retained Rothschild Inc. to act as the Company's exclusive financial advisor in connection with its evaluation of possible strategic transactions. The Company selected Rothschild based on its reputation and experience. As part of its investment banking business, Rothschild regularly values businesses and their securities in connection with mergers and acquisitions, restructurings and other transactions.

        Rothschild delivered its opinion to the NexCen board of directors that, as of May 12, 2010 and based upon and subject to the qualifications, limitations and assumptions set forth therein, the Purchase Price to be paid to the Company for the assets being sold, which we refer to as the NC Business, and the assumption of certain liabilities pursuant to the Acquisition Agreement, all as more fully described in the Acquisition Agreement, was fair from a financial point of view to the Company.

        The full text of the written opinion of Rothschild, dated May 12, 2010, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex D. Rothschild provided its opinion for the information and assistance of the NexCen board of directors in connection with its consideration of the asset sale. The opinion of Rothschild was limited to the evaluation of the fairness, from a financial point of view, to the Company of the Purchase Price. Rothschild did not express any view or opinion as to the fairness, financial or otherwise, of the asset sale to, or any consideration received in connection therewith by, other constituencies or affiliates of the Company, nor as to the fairness of the amount or nature of any compensation or other amounts to be paid or payable to any of the stockholders, officers, directors or employees of the Company or to any creditor or lender of NexCen Holding Corporation or any of its affiliates, including the Company, whether relative to the Purchase Price or otherwise. The summary of Rothschild's opinion included in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The Rothschild opinion is not a recommendation as to how any stockholder of the Company should vote with respect to the asset sale proposal or any other matter.

        Pursuant to an engagement letter between the Company and Rothschild, the Company agreed to pay to Rothschild a transaction fee equal to a percentage of the consideration received in connection with the asset sale. The transaction fee, which is approximately $2.5 million (excluding expenses), is payable upon the consummation of the asset sale. In addition, the engagement letter provides that Rothschild became entitled to receive, upon delivery of its opinion, a fee of $500,000, which is not contingent upon the consummation of the asset sale and will be credited against payment of the transaction fee.

        In connection with rendering the opinion described above, among other things, Rothschild:

  •
  reviewed the financial terms and conditions of the asset sale as set forth in a draft of the Acquisition Agreement dated May 11, 2010;

  •
  discussed with the Company's management certain past and present operations and the financial condition and prospects of the NC Business;

  •
  reviewed certain financial forecasts for the years 2009 through 2014 regarding the NC Business as provided by or discussed with the Company's management;

  •
  reviewed certain internal historical, unaudited financial information and other data prepared by the Company's management relating to the NC Business;

  •
  compared certain financial information regarding the performance of the NC Business with that of certain publicly traded companies;

  •
  reviewed, to the extent available to Rothschild, certain financial terms of certain transactions that Rothschild deemed to be generally relevant in evaluating the asset sale;

  •
  reviewed certain materials relating to the NC Business available in the due diligence data room; and

  •
  considered such other factors and information, and conducted such other analyses and examinations, as Rothschild deemed appropriate.

        For the purpose of rendering its opinion, Rothschild relied upon, without assuming responsibility for independent verification of, the accuracy and completeness of information, whether publicly available or discussed with or furnished to it, concerning the NC Business or the Company, including, without limitation, any financial information considered by Rothschild in rendering its opinion. Accordingly, with the Company's consent, Rothschild assumed, that any forward-looking information made available to Rothschild and used in Rothschild's analyses had been reasonably prepared on bases reflecting the best currently available judgments of the Company's management as to the matters covered thereby. Rothschild did not express any opinion on the reasonableness of such forward-looking information or any assumption on which it is based. With the Company's consent, Rothschild did not prepare or obtain any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the NC Business or the Company nor did Rothschild make any physical inspection of the assets being sold in the asset sale. Rothschild did not review, seek or obtain advice of legal counsel regarding legal matters relating to the NC Business or the Company. Rothschild also assumed that no material change in the assets, financial condition, results of operations, business or prospects of the NC Business or the Company had occurred since the respective dates on which the most recent financial or other information, if any, relating to the NC Business or the Company, as the case may be, was made available or disclosed to Rothschild. With the Company's consent, Rothschild assumed that, in all respects material to its analysis, the representations and warranties of each party to the Acquisition Agreement contained in or made pursuant to the Acquisition Agreement were true and correct, that each party to the Acquisition Agreement will timely perform all of the covenants and agreements to be performed by it under the Acquisition Agreement and that the asset sale will be consummated in accordance with the terms and conditions set forth in the Acquisition Agreement without any waiver or modification thereof. With the Company's consent, Rothschild assumed that any material governmental, regulatory or other approvals and consents required in connection with the consummation of the asset sale timely will be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, or any amendments, modifications or waivers to any agreements, instruments or orders to which any party to the Acquisition Agreement is a party or is subject or by which it is bound, no limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an adverse effect on the NC Business,

GFG or the Company or on the expected benefits of the asset sale to the Company, in each case, in any way meaningful to Rothschild's analysis. With the Company's consent, Rothschild assumed that the final Acquisition Agreement was substantially the same as the draft of the Acquisition Agreement dated May 11, 2010, reviewed by Rothschild. Rothschild's opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available or disclosed to Rothschild as of, the date of the opinion. Subsequent developments may affect Rothschild's opinion, however, Rothschild does not have any obligation to update, revise or reaffirm its opinion.

        Rothschild's opinion was limited to the fairness to the Company, from a financial point of view, of the Purchase Price to be paid by GFG pursuant to the Acquisition Agreement, and Rothschild expressed no opinion as to the merits of the underlying decision by the Company to engage in the asset sale or as to any other aspect of the asset sale or the relative merits of the asset sale as compared to any alternative business strategies that might be available to the Company. Rothschild also expressed no opinion and provided no advice with respect to the solvency of the Company or any other entity at any time in connection with the asset sale or otherwise. Rothschild's opinion was approved by its Investment Banking Commitment Committee, with the advice and counsel of members of its Opinion Subcommittee.

        The following is a summary of the material financial analyses delivered by Rothschild to the NexCen board of directors in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Rothschild, nor does the order of analyses described represent relative importance or weight given to those analyses by Rothschild. Some of the summaries of the financial analyses include information presented in tabular format. These tables must be read together with the full text of each summary and are alone not a complete description of Rothschild's financial analyses. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Rothschild's opinion. In arriving at its fairness determination, Rothschild considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Rothschild made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. The preparation of a fairness opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. With respect to the analyses below, no company, business division or transaction used as a comparison was either identical or directly comparable to the NC Business or the asset sale. These analyses necessarily involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading or acquisition values of the companies concerned.

        Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before May 10, 2010 and is not necessarily indicative of current market conditions.

        The Company's management provided its projections about the NC Business to Rothschild on January 22, 2010. These projections, which underlie Rothschild's analyses, are not necessarily indicative of future results of values, which may be significantly more or less favorable than those estimates. Estimates of the financial value of companies do not purport to be appraisals or reflect the prices at which companies may actually be sold.

  Comparable company analysis

        Given the mix of the NC Business' operations and the limited number of publicly traded companies with business operations directly comparable to those of the NC Business, Rothschild analyzed the market values and trading multiples of selected publicly traded companies with lines of business, or operating and financial characteristics, generally similar to those of the NC Business.

Companies with enterprise values in excess of $2.75 billion were excluded due to size. Using publicly available information, Rothschild analyzed the following companies that operate in the quick service restaurant, sporting goods and bread manufacturing sectors:

Quick Service Restaurants(1)	Sporting Goods Companies	Bread Manufacturer
• AFC Enterprises	• Finish Line	• Canada Bread Company
• Panera	• Foot Locker
• Sonic

(1)
Includes companies that franchise a majority of their locations

        Estimated financial data for the selected companies were based on publicly available research analyst estimates. Estimated financial data for the NC Business was based on the Company's management projections. Rothschild reviewed enterprise values of the selected companies as multiples of 2010 and 2011 revenues and earnings before interest, taxes, depreciation and amortization, or EBITDA. All multiples were based on closing prices as of May 10, 2010. Based on the enterprise value / revenue and enterprise value / EBITDA multiples derived from the selected public companies, Rothschild applied the following reference range to the corresponding data for the NC Business:

	Low	High
Enterprise value / 2010E revenue	1.76x	2.16x
Enterprise value / 2011E revenue	1.63x	1.99x
Enterprise value / 2010E EBITDA	6.8x	8.3x
Enterprise value / 2011E EBITDA	6.2x	7.6x

        This analysis indicated the following approximate implied enterprise value reference range for the NC Business, as compared to the Purchase Price:

Implied enterprise value reference range for the NC Business	Purchase Price
$80—$120	$112.5

  Precedent transactions analysis

        Given the mix of the NC Business' operations and the limited number of publicly disclosed transactions involving companies directly comparable to the NC Business, Rothschild analyzed certain merger and acquisition transactions involving companies that it deemed most comparable to the business and operations of the NC Business.

Target	Acquirer
Magic Brands	Tavistock Group
CKE Restaurants	Apollo Management
Wendy's International	Wendy's/Arby's Group
Great American Cookies	NexCen Brands
Bojangles' Holdings	Allied Capital; Falfurrias Capital
Pretzel Time / Pretzelmaker	NexCen Brands
CKE Restaurants (7 Restaurants)	Ponder Enterprises
Marble Slab / Maggie Moo's	NexCen Brands
Sbarro	MidOcean Partners
TAF	NexCen Brands
Afton Food Group	Coffee Time Donuts
Back Yard Burgers	Cherokee Advisors
Hot Stuff Foods	Allied Capital
Sports Authority	Leonard Green & Partners
El Pollo Loco	Trimaran Capital Partners

        Rothschild calculated a range of multiples of the transaction value to the latest twelve months, or LTM, revenues and LTM EBITDA implied in these transactions. Based on the enterprise value / revenue and enterprise value / EBITDA multiples derived from the selected transactions, Rothschild applied the following reference range to the corresponding data for the NC Business:

	Low	High
Enterprise value / 2010E revenue	2.22x	2.71x
Enterprise value / 2010E EBITDA	7.1x	8.7x

        This analysis indicated the following approximate implied enterprise value reference range for the NC Business, as compared to the Purchase Price:

Implied enterprise value reference range for the NC Business	Purchase Price
$100—$125	$112.5

  Discounted cash flow analysis

        Rothschild performed a discounted cash flow analysis of the NC Business based on financial projections provided by the Company's management for the years 2009—2014. Rothschild's analysis was based on the present value of the estimated unlevered free cash flows of the NC Business for the next five fiscal years, plus a terminal value at the end of this period, based on a weighted average cost of capital between 17.3% and 19.3%. The terminal value was determined by using perpetuity growth rates ranging from 2.0% to 3.0% and an exit EBITDA multiple range of 6.25x to 8.25x. This analysis indicated the following approximate implied enterprise value reference range for the NC Business, as compared to the Purchase Price:

Implied enterprise value reference range for the NC Business	Purchase Price
$100—$110	$112.5

  Leveraged buy-out analysis

        Rothschild conducted a leveraged buy-out, or LBO, analysis to review the returns that potentially could be achieved by a private equity investor in an LBO transaction at various purchase prices, based on management's forecasts and assuming total leverage of 3.0x—3.5x total debt / 2010E EBITDA. Based on targeted annual equity returns of 25%—30% over a five year investment horizon, this analysis indicated the following approximate implied enterprise value reference range for the NC Business, as compared to the Purchase Price:

Implied enterprise value reference range for the NC Business	Purchase Price
$90—$125	$112.5

  Miscellaneous

        Rothschild prepared these analyses for purposes of providing its opinion to the NexCen board of directors as to the fairness from a financial point of view, as of May 12, 2010, of the Purchase Price to be paid to the Company for the NC Business pursuant to the Acquisition Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities may actually be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors and events beyond the control of the parties and their respective advisors, none of the Company, Rothschild or any other person assumes responsibility if future results are materially different from those forecast.

        Rothschild provided advice to the Company during the course of such negotiations; however, the decision to enter into the Acquisition Agreement was solely that of the NexCen board of directors. The amount of the Purchase Price was determined through arms'-length negotiations between the Company and GFG and was approved by the NexCen board of directors. Rothschild did not recommend any specific amount of consideration to the Company or to the NexCen board of directors or that any specific amount of consideration constituted the only appropriate consideration for the asset sale.

        As described above, Rothschild's opinion to the NexCen board of directors was one of many factors taken into consideration by the NexCen board of directors in making its determination to approve the Acquisition Agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Rothschild in connection with its opinion and is qualified in its entirety by reference to the full text of the written opinion of Rothschild attached as Annex D.

        In connection with Rothschild's services as exclusive financial advisor to NexCen in connection with the asset sale, Rothschild has received certain customary fees and will be paid certain additional fees, a portion of which are contingent upon consummation of the asset sale. In addition, the Company has agreed to reimburse Rothschild's expenses and indemnify Rothschild against certain liabilities arising out of Rothschild's engagement by the Company. Rothschild has previously served as financial advisor to the Company and certain of the Company's subsidiaries in connection with the sale of their "Bill Blass" and "Waverly" assets in October and December of 2008, respectively, for which Rothschild received customary fees.

Interests of Executive Officers and Directors of NexCen in the Asset Sale

        NexCen stockholders should be aware that some directors and executive officers of NexCen have interests in the asset sale that may be different from, or in addition to, the interests of NexCen stockholders. The NexCen board of directors was aware of and considered these interests, among other matters, prior to negotiating and voting to approve the asset sale, and making its recommendation that the asset sale be approved by NexCen's stockholders.

        Acceleration of Vesting of Outstanding Options under NexCen's Equity Plans:    Certain of our directors and executive officers are recipients of stock option awards issued by the Company which include time-based vesting provisions. Our 2006 Long-Term Equity Incentive Plan provides for full acceleration of vesting upon a change of control transaction such as the proposed asset sale. Consequently, upon the consummation of the asset sale, all of the outstanding stock option awards held by our directors and executive officers with time-based vesting will be subject to accelerated vesting in conjunction with the closing of the asset sale. All of the outstanding stock options exercisable for NexCen common stock held by our directors and executive officers have exercise prices higher than the current trading price of our common stock as of the date of this proxy statement and in most cases far higher than the amount per share estimated to be available for distribution to the holders of NexCen common stock in connection with the plan of dissolution. As a result, NexCen does not expect any of these stock options to be exercised despite the accelerated vesting. Additional information regarding outstanding option awards related to certain of our directors and executive officers can be found in our Annual Report on Form 10-K/A for the year ended December 31, 2009, filed with the SEC on April 29, 2010, which is attached as Annex E to this proxy statement.

        Salary and Severance Benefits for Executive Officers:    We expect to continue compensating our executive officers at their existing compensation levels in connection with their services provided during the pendency of the asset sale. Additionally, certain of our executive officers are also party to employment agreements with the Company that provide for certain severance benefits if their employment is terminated without cause. As a result, certain of our executive officers will be entitled to certain severance benefits if their employment is terminated without cause in connection with the plan of dissolution. The NexCen board of directors currently anticipates that the employment of certain executive officers will be terminated after the closing of the asset sale as part of a cost reduction effort in anticipation of the dissolution of the Company. The NexCen board of directors has not made a final determination on which executive officers will be terminated as part of this cost reduction effort. Nevertheless, the Company anticipates that its severance obligations in connection with the termination of certain executive officers, along with other officers and employees of the Company, could total approximately $3 million. Additional information regarding severance benefits related to certain of our executive officers can be found in our Annual Report on Form 10-K/A for the year ended December 31, 2009, filed with the SEC on April 29, 2010, which is attached as Annex E to this proxy statement.

        Retention and Transaction Bonuses:    Certain executive officers, namely Chris Dull, Sue Nam, and Mark Stanko, are entitled to a retention or transaction bonus, in aggregate amount of $200,000. For additional information regarding the retention bonus, see "Proposal One—The Asset Sale Proposal—The Acquisition Agreement—Retention Bonuses," and for additional information regarding the transaction bonus for Ms. Nam, see our Annual Report on Form 10-K/A for the year ended December 31, 2009, filed with the SEC on April 29, 2010, which is attached as Annex E to this proxy statement.

        Indemnification and Insurance:    Following the closing of the asset sale and the filing of the certificate of dissolution with the Secretary of State of the State of Delaware, NexCen will continue to indemnify each of its current and former directors and officers to the extent required under Delaware law, its certificate of incorporation and its bylaws as in effect immediately prior to the filing of the certificate of dissolution. In addition, NexCen intends to maintain its current directors' and officers' insurance policy through the date of dissolution and to obtain runoff coverage for at least an additional 6 years after the filing the certificate of dissolution.

Material United States Federal Income Tax Consequences of the Asset Sale

        The discussion set forth below summarizes the material United States federal income tax consequences of the asset sale. This discussion is based on the Internal Revenue Code, existing and proposed regulations thereunder and administrative rulings and court decisions, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations (possibly with retroactive effect). Any such change or differing interpretation could alter the tax consequences described herein.

        This discussion is not a complete description of all the United States federal income tax consequences that may be relevant to the asset sale. In addition, this discussion does not address all of the tax consequences that may be relevant to particular NexCen stockholders in light of their particular circumstances or to NexCen stockholders that are subject to special tax treatment under United States federal income tax laws, such as stockholders that are, for United States federal income tax purposes:

  •
  dealers or traders in securities;

  •
  persons who are subject to the alternative minimum tax provisions of the Internal Revenue Code;

  •
  persons who are not United States persons;

  •
  entities treated as partnerships or other flow-through entities;

  •
  tax-exempt organizations;

  •
  financial institutions;

  •
  insurance companies;

  •
  persons who hold their shares as part of a hedge, straddle, wash sale, synthetic security, conversion or other risk-reduction or constructive sale transaction;

  •
  persons who acquired their shares in compensatory transactions; and

  •
  persons who do not hold their NexCen stock as a capital asset (generally, an asset held for investment).

        In addition, the following discussion does not address the tax consequences of the asset sale under foreign, state or local tax laws, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the asset sale (whether or not any such transactions are undertaken in connection with the asset sale). NexCen has not requested, and does not plan to request, a ruling from the IRS with regard to any of the tax consequences of the asset sale.

        Each NexCen stockholder is urged to consult its own tax advisors as to the specific tax consequences of the asset sale, including the applicable, federal, state, local and foreign tax consequences, in light of the particular circumstances of such holder.

Material United States Federal Income Tax Consequences to NexCen of the Asset Sale

        The asset sale will be treated as a taxable asset sale, with NexCen as the seller, and GFG as the purchaser. Accordingly, NexCen will generally recognize taxable gain or loss in the transaction with respect to each of its assets, computed in each case as the fair market value of the consideration (including liabilities assumed) allocable to the asset sold by NexCen less the aggregate adjusted tax basis of the asset sold to GFG. NexCen anticipates that the asset sale will result in a loss for federal income tax purposes. In the event that NexCen recognizes taxable gain as a result of the asset sale, although NexCen has tax loss carryforwards that potentially could offset a portion of such gain, such tax loss carryforwards could be unavailable, in whole or in part, due to potentially applicable limitations under the Internal Revenue Code.

Material United States Federal Income Tax Consequences to NexCen Stockholders of the Asset Sale

        The asset sale, by itself, will have no material United States federal income tax consequences to NexCen's existing stockholders as such. Therefore, holders of NexCen stock will not recognize a tax gain or tax loss upon consummation of the asset sale. For a discussion of the tax consequences of the dissolution, see "Proposal Two—The Plan of Dissolution Proposal—Material United States Federal Income Tax Consequences of the Dissolution" beginning on page 75 of this proxy statement.

        THE PRECEDING DISCUSSION IS A SUMMARY OF THE MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ASSET SALE AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. THIS DISCUSSION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR AVOIDING PENALTIES THAT MAY BE IMPOSED. THIS DISCUSSION WAS WRITTEN TO SUPPORT THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING. NEXCEN STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO THEM OF THE ASSET SALE, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS AND ANY PROPOSED TAX LAW CHANGES.

Regulatory Matters

        We do not believe that the asset sale is subject to review by any governmental authorities under the antitrust laws of the jurisdictions where NexCen and GFG conduct business.

        Nevertheless, even after completion of the asset sale, the Antitrust Division of the United States Department of Justice, or the Antitrust Division, the United States Federal Trade Commission, or the FTC, or any other United States or foreign governmental authority could challenge or seek to unwind the asset sale under the antitrust laws as it deems necessary or desirable in the public interest. Moreover, in some jurisdictions, a competitor, customer or other third party could initiate a private action under the antitrust laws challenging or seeking to enjoin or unwind the asset sale before or after it is completed. We cannot be sure that a challenge to the asset sale will not be made or that, if a challenge is made, we will prevail.

THE ACQUISITION AGREEMENT

        The following summary describes the material provisions of the Acquisition Agreement. The provisions of the Acquisition Agreement are complicated and not easily summarized. This summary may not contain all of the information about the Acquisition Agreement that is important to you. The Acquisition Agreement is attached to this proxy statement as Annex A and is incorporated by reference into this proxy statement, and we encourage you to read it carefully in its entirety for a more complete understanding of the Acquisition Agreement.

The Asset Sale

        Acquired assets.    The Acquisition Agreement provides for the sale of substantially all of the assets of NexCen to GFG, a newly formed, wholly owned subsidiary of LLCP IV. Specifically, the Acquisition Agreement provides that NexCen will sell to GFG all of the equity interests in TAF Australia, LLC and will cause NexCen Holding Corporation to sell to GFG all of its equity interests in Athlete's Foot Brands, LLC, The Athlete's Foot Marketing Support Fund, LLC, GAC Franchise Brands, LLC, GAC Manufacturing LLC, GAC Supply, LLC, MaggieMoo's Franchise Brands, LLC, Marble Slab Franchise Brands, LLC, PM Franchise Brands, LLC, PT Franchise Brands, LLC and ShBx IP Holdings, LLC. In addition, the Acquisition Agreement provides that NexCen will cause NB Supply and NF Management to sell to GFG certain specified assets and to assign to GFG certain specified liabilities. The certain specified assets to be acquired from NB Supply and NF Management include:

  •
  all assets, properties, rights, of every kind and description, including real, personal, mixed, tangible or intangible, owned, leased, licensed, used or held for use in the conduct of the NexCen franchise business, including but not limited to the items specified below;

  •
  certain specified contracts related to the NexCen franchise business;

  •
  all accounts receivable related to the NexCen franchise business;

  •
  all assets, including all intellectual property rights, of NB Supply and NF Management; and

  •
  all restricted cash related to the Acquired Companies, monies related to certain gift card accounts, fees from franchisees held in escrow accounts, certain proceeds from certain specified contracts and licensing arrangements, and specified cash collateral.

        Excluded assets.    The assets of NB Supply and NF Management excluded from the asset sale include all claims for refunds of taxes from the City of New York for the year 2006.

        Assumed liabilities.    The Acquisition Agreement also provides that in addition to acquiring certain specified assets of NexCen as set forth in the agreement, GFG will also assume certain specified liabilities of NexCen, other than those liabilities excluded under the Acquisition Agreement. The liabilities to be assumed include:

  •
  all liabilities and obligations of NexCen under the agreements, contracts, leases, licenses, any other arrangements being acquired by GFG in connection with the asset sale;

  •
  all liabilities and obligations in respect of certain specified employment agreements and severance agreements related to certain employees of NF Management and NB Supply who will be offered employment with GFG following the closing of the asset sale; and

  •
  all current liabilities of NF Management and NB Supply that are included in the net working capital or deferred revenue of the Acquired Companies.

        Excluded liabilities.    The liabilities excluded from those being assumed by GFG under the Acquisition Agreement include:

  •
  certain specified accounts payable of NF Management;

  •
  certain specified accounts payable of NF Management and NB Supply that are not included in the closing balance sheet; and

  •
  all liabilities and obligations of NexCen in respect of or related to any of NexCen's assets that will not be acquired by GFG in connection with the asset sale.

Consideration to be Received by NexCen

        Consideration to be paid at closing.    If the asset sale is completed, NexCen will receive at the closing of the asset sale cash in the amount of $112.5 million subject to closing adjustments for cash, indebtedness (other than indebtedness under the BTMUCC credit facility), working capital, deferred franchise revenue, and other specified items.

        Escrow arrangement.    On the closing of the asset sale, $1 million of the cash consideration to be received by NexCen will be deposited in an escrow account to secure certain potential working capital adjustment obligations to GFG. Any amount remaining in the escrow account approximately 80 days after closing will be released to NexCen (other than any amounts required to secure any unresolved adjustments for working capital, which amounts will be released following the resolution of those outstanding adjustments). At the closing, GFG, NexCen and an escrow agent to be selected by the parties will enter into an escrow agreement setting forth the terms and procedures relating to the escrow account and the distribution of proceeds from the escrow account.

Dissolution of NexCen

        In connection with the asset sale, NexCen is proposing a plan of dissolution pursuant to which it will satisfy its obligations, distribute its assets, wind up its affairs and cease its corporate existence. Because NexCen has significant outstanding liabilities which must be satisfied out of the proceeds it receives in connection with the asset sale, the amount of consideration that may ultimately be distributable to NexCen's stockholders will be substantially less than the consideration received by NexCen. NexCen stockholders should carefully review the section of this proxy statement entitled "Proposal Two—The Plan of Dissolution Proposal" beginning on page 66 of this proxy statement, which contains important information about the amounts that may ultimately be distributed to the stockholders of NexCen. NexCen stockholders should also carefully review the risks described under "Factors to be Considered by Stockholders in Deciding whether to Approve the Proposals."

Completion of the Asset Sale

        NexCen and GFG will complete the asset sale when all of the conditions to completion of the sale contained in the Acquisition Agreement, which are described in the section entitled "The Acquisition Agreement—Conditions to Obligations to Complete the Asset Sale" beginning on page 59 of this proxy statement, are satisfied or waived, including approval of the asset sale by the stockholders of NexCen.

Appraisal Rights

        Under the DGCL, NexCen's stockholders are not entitled to appraisal rights in connection with the asset sale.

 Representations and Warranties

        The Acquisition Agreement contains general representations and warranties made by NexCen, on the one hand, and GFG, on the other, regarding aspects of their respective businesses, financial condition and structure, as well as other facts pertinent to the asset sale. These representations and warranties are subject to materiality, knowledge and other similar qualifications in many respects and expire at the effective time of the asset sale. The representations and warranties of each of NexCen, on the one hand, and GFG, on the other, have been made solely for the benefit of the party or parties to which they have been made, and those representations and warranties should not be relied on by any other person. In addition, those representations and warranties may be intended not as statements of actual fact, but rather as a way of allocating risk between the parties, may have been modified by the disclosure schedules attached to the Acquisition Agreement, are subject to the materiality standards described in the Acquisition Agreement, which may differ from what may be viewed as material by you, and were made only as of the date of the Acquisition Agreement or another date specified in the Acquisition Agreement.

        NexCen made a number of representations and warranties to GFG in the Acquisition Agreement, including representations and warranties relating to the following matters:

  •
  corporate organization, qualifications to do business and corporate standing of NexCen, TAF Australia, LLC, NF Management, NB Supply, Athlete's Foot Brands, LLC, The Athlete's Foot Marketing Support Fund, LLC, GAC Franchise Brands, LLC, GAC Manufacturing LLC, GAC Supply, LLC, MaggieMoo's Franchise Brands, LLC, Marble Slab Franchise Brands, LLC, PM Franchise Brands, LLC, PT Franchise Brands LLC and ShBx IP Holdings LLC;

  •
  corporate authorization to enter into and carry out the obligations contained in the Acquisition Agreement;

  •
  capital structure and the absence of preemptive rights with respect to TAF Australia, LLC, Athlete's Foot Brands, LLC, The Athlete's Foot Marketing Support Fund, LLC, GAC Franchise Brands, LLC, GAC Manufacturing LLC, GAC Supply, LLC, MaggieMoo's Franchise Brands, LLC, Marble Slab Franchise Brands, LLC, PM Franchise Brands, LLC, PT Franchise Brands, LLC and ShBx IP Holdings, LLC;

  •
  title to properties, including the manufacturing facility in Atlanta, Georgia, and sufficiency of assets;

  •
  absence of any conflict or violation of the corporate charter and bylaws of NexCen and its subsidiaries, any applicable legal requirements, or any agreements with third parties, as a result of entering into and carrying out the obligations contained in the Acquisition Agreement;

  •
  governmental and regulatory approvals required to complete the asset sale;

  •
  SEC filings and the financial statements contained in those filings;

  •
  accuracy of the information supplied for this proxy statement;

  •
  absence of liabilities not disclosed or reserved against in NexCen's financial statements or otherwise incurred in the ordinary course of business since December 31, 2009 or pursuant to a material contract of the franchise business;

  •
  absence of certain changes or events since December 31, 2009;

  •
  tax matters;

  •
  owned and leased real property;

  •
  intellectual property;

  •
  material contracts and the absence of breaches of material contracts;

  •
  franchisees, franchise agreements and compliance with applicable law;

  •
  litigation;

  •
  environmental compliance;

  •
  employee plans;

  •
  labor and employment matters;

  •
  compliance with applicable law by NexCen and its subsidiaries;

  •
  licenses and permits;

  •
  franchise matters;

  •
  suppliers;

  •
  the approval of the NexCen board of directors unanimously approving the asset sale and recommending that the asset sale be submitted to its stockholders for approval;

  •
  receipt of an opinion from NexCen's financial advisor;

  •
  entitlements to any brokerage or finders' fees or commissions or any similar charges in connection with the transactions contemplated by the Acquisition Agreement; and

  •
  bank accounts.

        GFG made a number of representations and warranties to NexCen in the Acquisition Agreement, including representations and warranties relating to the following subject matters:

  •
  corporate organization and corporate standing;

  •
  corporate authorization to enter into and carry out the obligations contained in the Acquisition Agreement;

  •
  absence of any conflict or violation of the organizational documents of GFG, any applicable legal requirements, or any agreements with third parties, as a result of entering into and carrying out the obligations contained in the Acquisition Agreement;

  •
  governmental and regulatory approvals required to complete the asset sale;

  •
  sufficiency of funds to consummate the asset sale;

  •
  entitlements to any brokerage or finders' fees or commissions or any similar charges in connection with the transactions contemplated by the Acquisition Agreement;

  •
  no other business conduct by GFG other than the consummation of the asset sale;

  •
  litigation;

  •
  accuracy of the information supplied for this proxy statement; and

  •
  the purchase of the equity interests of the Acquired Companies by GFG for investment purposes only.

NexCen's Conduct of Business Before the Closing of the Asset Sale

        Under the Acquisition Agreement, NexCen has agreed, until the closing of the asset sale, except under certain circumstances or as consented to in writing by GFG (which consent will not be unreasonably withheld, restricted or delayed), to conduct its business in the ordinary course and to use reasonable best efforts to (i) keep intact its business, (ii) keep available the services of its employees, (iii) preserve its relationships with customers, franchisees and others with whom it deals, and (iv) renew all expired but continuing franchise agreements.

        In addition, NexCen agreed that, until the closing of the asset sale, it will not (and will not permit its subsidiaries to) without the prior written consent of GFG (which consent will not be unreasonably withheld, restricted or delayed):

  •
  amend, waive any material provision of, or otherwise modify its certificate of incorporation or bylaws;

  •
  terminate, waive any material provision of, amend or otherwise modify in any material respect any material contract other than in the ordinary course of business;

  •
  enter into any material contract other than franchise agreements, purchase orders and vendor agreements entered into in the ordinary course of business;

  •
  subject to certain exceptions, (i) grant to any employee or any current or former director any increase in cash compensation or other material increase in the fringe benefits of such employee or provide any material non-cash benefit, (ii) grant any severance or termination pay to any employee, (iii) loan or advance any money or other property to any employee or (iv) grant any equity or equity-based awards to any employee;

  •
  amend in any material respect or terminate any employee benefit plan or establish or adopt any new employee benefit plan, except as required by applicable Law;

  •
  enter into any collective bargaining agreement or other agreement with a labor union or works council;

  •
  subject to certain exceptions, sell, transfer or lease any of its assets;

  •
  enter into any lease, sublease or other occupancy contract of real property, as lessor or lessee;

  •
  (i) change its fiscal year or make any change in any method of accounting or accounting practice or policy other than those required by Generally Accepted Accounting Principles or (ii) make any tax election, or settle or compromise any liability for taxes or amend any tax return;

  •
  enter into any new material line of business;

  •
  fail to make any filing, pay any fee, or take another material action reasonably necessary to maintain any NexCen intellectual property that is material to the conduct of the franchise business, or enter into any license or transfer agreement granting or transferring to a person an exclusive right to use any such intellectual property, other than licenses providing territorial exclusivity to franchisees and non-exclusive licenses entered into in the ordinary course of business;

  •
  willfully and intentionally take any action (or omit to take any action) which would result in the occurrence of (i) an insolvency event or (ii) a breach or default under the BTMUCC credit facility which would reasonably be expected to result in BTMUCC exercising its default remedies under the BTMUCC credit facility;

  •
  subject to certain exceptions, issue or redeem any shares of capital stock or share capital or any option, warrant or right relating thereto or any securities convertible into or exchangeable for any shares of capital stock or share capital;

  •
  acquire by merging or consolidating with, or by purchasing substantially all of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or other entity or division thereof;

  •
  acquire any assets with a fair market value in excess of $50,000, individually or $150,000 in the aggregate, other than the acquisition of supplies in the ordinary course of business;

  •
  subject to certain exceptions, transfer, sell, lease, license, mortgage, pledge, surrender, encumber, divest, cancel, abandon or allow to lapse or expire or otherwise dispose of any assets (whether real, personal, tangible or intangible) for consideration in excess of $50,000 in the aggregate;

  •
  pay, discharge, settle or compromise any pending or threatened litigation related to the Acquired Companies;

  •
  incur or commit to any capital expenditures other than capital expenditures incurred or committed to in the ordinary course of business not to exceed $100,000 in the aggregate; or

  •
  authorize any of, or commit to do or agree to take, whether in writing or otherwise, any of the foregoing actions.

Obligation of the NexCen Board of Directors with Respect to Its Recommendation and Holding of a Stockholders' Meeting

        Under the terms of the Acquisition Agreement, NexCen agreed to call, give notice of, convene and hold a meeting of its stockholders as promptly as commercially practicable following the date on which this proxy statement is cleared by the SEC, for the purpose of voting on the asset sale proposal. Subject to its rights discussed in the section entitled "Termination" beginning on page 61 of this proxy statement, NexCen's obligation to call, give notice of, convene and hold the stockholders' meeting is not limited or otherwise affected by any withholding, withdrawal, qualification or modification of the recommendation of the NexCen board of directors with respect to the asset sale proposal.

        Subject to its rights discussed in the next section, "No Solicitation of Other Offers," the NexCen board of directors agreed (i) to recommend the approval of the asset sale proposal to its stockholders, (ii) not to change, qualify, withhold, withdraw or modify, or publically propose to change, qualify, withhold, withdraw or modify, in a manner adverse to GFG, the recommendation of the NexCen board of directors that NexCen's stockholders vote in favor of the approval of the asset sale proposal, (iii) not to take any formal action or make any recommendation or public statement in connection with any alternate sale proposal that is structured as a tender or exchange offer, other than a recommendation against such transaction or "stop, look and listen" communication pursuant to Exchange Act rules, or (iv) to adopt, approve or recommend to stockholders, or publically propose to approve or recommend to the stockholders any alternate sale proposal (clauses (ii) through (iv) of this paragraph, collectively "Adverse Recommendation Change").

No Solicitation of Other Offers

        Under the terms of the Acquisition Agreement, NexCen agreed to cease, and that it would use reasonable best efforts to cause its subsidiaries and each of their representatives to cease, and cause to be terminated any discussions or negotiations with any parties (other than GFG and its representatives) that may have been ongoing as of the date of the Acquisition Agreement. Additionally, under the terms of the Acquisition Agreement, subject to certain exceptions described below, NexCen agreed that it will not, and that it will use reasonable best efforts to cause its subsidiaries and each of their representatives not to:

  •
  directly or indirectly, solicit, initiate or knowingly encourage any alternative sale proposal;

  •
  enter into any agreement or agreement in principle with respect to any alternative sale proposal; or

  •
  participate in any way in any negotiations or discussions regarding, or furnish or disclose to any third party any information with respect to any alternative sale proposal.

        Notwithstanding the foregoing, at any time prior to obtaining the approval of the asset sale by NexCen's stockholders, NexCen may, in response to a bona fide written alternative sale proposal from a third party that the NexCen board of directors reasonably determines appears to be capable of pursuing such alternative sale proposal, furnish information and/or draft agreements with respect to NexCen and the Acquired Companies to the person making such alternative sale proposal pursuant to a customary confidentiality agreement, and participate in discussions or negotiations with such person regarding the alternative sale proposal, provided that such alternative sale proposal:

  •
  was not solicited in violation of the non-solicitation covenant;

  •
  does not contain any financing contingency; and

  •
  provides for gross consideration to be received by NexCen and its stakeholders of at least $117,500,001.

        In connection with providing any such information, NexCen must promptly provide GFG (and in any event within 24 hours) a copy of the alternative sale proposal (including disclosing the identity of the person making the alternative sale proposal) and a written summary of the material terms of any such alternative sale proposal not made in writing.

        Under the terms of the Acquisition Agreement, subject to certain exceptions described below, the NexCen board of directors agreed not to make an Adverse Recommendation Change or authorize, cause or permit NexCen or any of its subsidiaries to enter into any letter of intent, agreement or agreement in principle with respect to any alternative sale proposal. Notwithstanding the foregoing, at any time prior to obtaining the approval of the asset sale by NexCen's stockholders, the NexCen board of directors may make an Adverse Recommendation Change and authorize, cause or permit NexCen or any of its subsidiaries to enter into a letter of intent, agreement or agreement in principle with respect to any alternative sale proposal, if:

  •
  the NexCen board of directors has determined in good faith, after consultation with independent financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the fiduciary duties of NexCen's directors under applicable law; and

  •
  in the case of an Adverse Recommendation Change relating to an alternative sale proposal, the NexCen board of directors has determined in good faith (after consultation with independent financial advisors and outside legal counsel) that such alternative sale proposal constitutes a "superior proposal."

        In connection with any such action by the NexCen board of directors, NexCen must (i) give GFG at least five business days prior written notice of its intentions to take such action, (ii) negotiate, and use its reasonable best efforts to cause its representatives to negotiate, in good faith with GFG during such notice period to the extent GFG wishes to negotiate, to enable GFG to revise the terms of the Acquisition Agreement such that it would cause such "superior proposal" to no longer constitute a "superior proposal," and (iii) following the end of such notice period, the NexCen board of directors shall have considered in good faith any changes to the Acquisition Agreement proposed in writing by GFG and shall have determined that the "superior proposal" would continue to constitute a "superior proposal" if such revisions were to be given such effect. In the event that material revisions are made to the terms of the "superior proposal" during the five day notice period, NexCen is obligated to give GFG an additional notice and a three business day notice period shall commence.

        A "superior proposal" is defined as a bona fide written alternative sale proposal for all or substantially all of NexCen's voting securities or assets that the NexCen board of directors has determined in good faith, after consultation with independent financial advisors and outside legal counsel, is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory, timing and other financial aspects of the proposal and the person making the proposal, and if consummated, would result in a transaction more favorable to NexCen's stakeholders from a financial point of view than the asset sale contemplated by the Acquisition Agreement, and the gross consideration to be received by NexCen and/or its stakeholders must be at least $117,500,001.

Employee Benefit Matters

        Prior to closing but effective upon the closing date, GFG will make offers of employment to each of the employees of NF Management and NB Supply. For a period of no less than 12 months following the closing, GFG shall provide or cause to be provided to each employee who accepts the offer of employment compensation and employee benefits that are no less favorable in the aggregate to those provided to such employee by NexCen immediately prior to the closing. GFG has agreed to recognize prior service with NexCen for purposes of eligibility, vesting and entitlement to benefits (but not for accrual of retirement type benefits), to the extent past service was recognized for employees under NexCen's benefits plans immediately prior to the closing and to the same extent past service is credited under such plans or arrangements for similarly situated employees of GFG. NexCen and GFG will take all actions necessary to transfer and assign NexCen's employee benefit plans (other than its 401(k) plan) to GFG. GFG will create a 401(k) plan that, subject to certain conditions, will accept a direct rollover of continuing employees account balances. NexCen will terminate its 401(k) on or prior to the closing of the asset sale.

Retention Bonuses

        NexCen is implementing a retention bonus plan, on terms and conditions as are reasonably consented to by GFG, covering certain specified members of our management team based in Georgia which plan provides for aggregate payments of up to $290,000, with up to half of the amount being paid on the closing date and up to half being paid six months following the closing date as long as the individuals remain employed by GFG as of the applicable payment bonus payment date. NexCen and GFG are splitting the costs of the retention bonus plan equally.

Conditions to Obligations to Complete the Asset Sale

        The respective obligations of GFG, on the one hand, and NexCen, on the other, to complete the asset sale are subject to the satisfaction or waiver of the following conditions:

        Mutual Closing Conditions:

  •
  NexCen stockholders shall have approved the asset sale;

  •
  if required, any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and any other applicable antitrust or foreign investment law applicable to the Acquired Companies shall have expired or shall have been terminated;

  •
  there shall not be any outstanding or issued law or governmental order directing that the transactions not be consummated or which have the effect of rendering it unlawful to consummate the transactions contemplated by the Acquisition Agreement; and

  •
  receipt of satisfactory payoff letters related to the BTMUCC credit facility (which the accord and satisfaction agreement constitutes, as long as it remains in effect).

        Additional Conditions to GFG's Obligations:

  •
  NexCen's representations and warranties related to capitalization of the Acquired Companies and title to the manufacturing facility in Atlanta, Georgia must be true and correct, except for de minimis failures to be true and correct;

  •
  except as set forth above, NexCen's other representations and warranties must be true and correct, except for such failures to be true and correct which, individually or in the aggregate, do not result in a "Material Adverse Effect";

  •
  NexCen shall have complied in all material respects with the covenants and agreements contained in the Acquisition Agreement;

  •
  since the date of the Acquisition Agreement:

  •
  there shall have not occurred any "Material Adverse Effect";

  •
  there shall have not occurred an insolvency event (meaning any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, or similar event related to NexCen or its subsidiaries);

  •
  BTMUCC shall not have exercised, taken any action to enforce, or provided any written notice of its intent to exercise or enforce, any of its material rights or remedies under the BTMUCC credit facility (except, with respect to notices of intent, subsequently withdrawn or waived prior to closing); and

  •
  the accord and satisfaction agreement shall not have been terminated or amended, and shall be in full force and effect and each party to such agreement shall have performed in all material respects and shall not have breached any of its material terms.

  •
  no employee attrition event shall have occurred (meaning there shall not have been a 25% reduction in the employee workforce of NF Management and NB Supply measured against the date of signing the Acquisition Agreement); and

  •
  certain third party consents shall have been obtained.

        Additional Conditions to NexCen's Obligations:

  •
  GFG's representations and warranties must be true and correct, except for such failures to be true and correct which, individually or in the aggregate, do not have a material adverse effect on the ability of GFG to perform its obligations under the Acquisition Agreement or which would not prevent or materially impede, interfere with, hinder or delay the consummation of the transaction contemplated by the Acquisition Agreement; and

  •
  GFG shall have complied with the covenants and agreements contained in the Acquisition Agreement.

Definition of Material Adverse Effect

        Under the terms of the Acquisition Agreement, a "Material Adverse Effect" means any change, effect, event, occurrence or state of facts that has a material adverse effect, individually or in the aggregate, on the financial condition, business, assets or results of operations of NexCen's franchise business taken as a whole or which materially impairs or delays the ability of NexCen to consummate the transactions contemplated by the Acquisition Agreement. The definition of "Material Adverse Effect" also includes certain specified events related to NexCen's manufacturing facility in Atlanta, Georgia related to physical condition of the facility and disruption of its operations beyond specified levels (subject to specified cure periods). However, the following changes, effects, events, occurrences or state of facts are not considered to be "Material Adverse Effects" for purposes of the Acquisition Agreement:

  •
  changes generally affecting any segment of the industries in which NexCen and its subsidiaries operate or affecting the economy or financial markets generally (unless such changes have a materially disproportionate adverse effect on the NexCen's franchise business, taken as a whole, as compared to other participants in the industries in which the NexCen franchise business operates);

  •
  the negotiation (including activities relating to due diligence), execution, delivery or public announcement or the pendency of the Acquisition Agreement or the transactions contemplated thereby;

  •
  any actions taken (or not taken) in compliance with the Acquisition Agreement or otherwise with the consent of GFG, including the impact thereof on the relationships of NexCen, the Acquired Companies or the NexCen franchise business with customers, suppliers, distributors, consultants, employees, franchisees, licensees or independent contractors or other third parties with whom they have any relationship;

  •
  any change or announcement of a potential change in the credit rating of NexCen or any of its subsidiaries or any of their securities;

  •
  acts of God, calamities, national or international political or social conditions including the engagement by any country in hostilities, whether commenced before or after the date of the Acquisition Agreement, and whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack;

  •
  changes in law or Generally Accepted Accounting Principles (or any interpretation thereof); or

  •
  any litigations or claims arising from allegations of a breach of fiduciary duty or other allegations of a violation of applicable law relating to the Acquisition Agreement or the transaction contemplated thereby.

Termination

        The Acquisition Agreement may be terminated in accordance with its terms at any time prior to completion of the asset sale:

  •
  by mutual written consent of NexCen and GFG;

  •
  by either NexCen or GFG if:

  •
  NexCen's stockholders do not approve the asset sale at the special meeting or any adjournment thereof at which the asset sale has been voted upon;

  •
  the asset sale has not closed by November 13, 2010, provided that this termination right is not available to a party whose breach of the Acquisition Agreement has been the cause of, or resulted in, the failure of the closing to occur on or before such date; or

  •
  there shall be any law that makes consummation of the transactions contemplated by the Acquisition Agreement illegal or otherwise prohibited or any governmental order of any governmental authority is entered enjoining the consummation of the transactions contemplated by the Acquisition Agreement and such governmental order has become final and nonappealable, provided that (i) each of the parties has used its reasonable best efforts to have such law or order lifted or vacated and (ii) this termination right is not available to a party whose breach of the Acquisition Agreement resulted in the imposition of any such order or the failure of such order to be lifted or vacated.

  •
  by NexCen if:

  •
  GFG shall have materially breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the Acquisition Agreement, which breach or failure to perform (i) would cause the closing conditions not to be satisfied and (ii) cannot be cured by GFG, or if capable of being cured, shall not have been cured within

      15 business days following receipt by GFG of written notice of such breach or failure to perform from NexCen, provided that this termination right shall not be available to NexCen if it is then in material breach of any representations, warranties, covenants or other agreements under the Acquisition Agreement that would cause GFG's closing conditions not to be satisfied; or

    •
    prior to receipt of NexCen stockholder approval of the asset sale, in order to enter into an alternate sale transaction that constitutes a "superior proposal" if (i) NexCen has complied in all material respects with the non-solicitation covenant and (ii) prior to or concurrently with such termination, NexCen pays the termination fee and expense reimbursement to GFG (as detailed below).

  •
  by GFG if:

  •
  NexCen shall have materially breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the Acquisition Agreement (except the non-solicitation covenant), which breach or failure to perform (i) would cause GFG's closing conditions not to be satisfied and (ii) cannot be cured by NexCen, or if capable of being cured, shall not have been cured within 15 business days following receipt by NexCen of written notice of such breach or failure to perform from GFG, provided that this termination right shall not be available to GFG if it is then in material breach of any representations, warranties, covenants or other agreements under the Acquisition Agreement that would cause NexCen's closing conditions not to be satisfied;

  •
  NexCen shall have willfully or intentionally breached in any material respect its obligations under, or shall have knowingly permitted any of its representatives to materially breach the terms of, the non-solicitation covenant, which breach, if curable by NexCen, shall not have been cured by NexCen within five business days following receipt by NexCen of written notice of such breach;

  •
  the accord and satisfaction agreement is terminated, deemed null and void in accordance with the terms thereof or amended without the prior written consent of GFG (which consent shall not be unreasonably withheld, conditioned or delayed); or

  •
  (i) the NexCen board of directors failed to include its recommendation in this proxy statement, (ii) the NexCen board of directors effects an Adverse Recommendation Change, (iii) the NexCen board of directors fails to recommend against any publicly announced alternative sale proposal and doesn't reaffirm its recommendation, in each case, within five business days following a request by GFG to do so and in any event at least two business days prior to the NexCen stockholder meeting, (iv) NexCen enters into an agreement related to an alternate sale proposal, or (v) NexCen or the NexCen board of directors publicly announces its intention to do any of the foregoing (clauses (i) through (v) of this paragraph, collectively "GFG Adverse Change Termination Rights").

Termination Fee

        Under the terms of the Acquisition Agreement, NexCen may be required to pay certain termination fees to GFG:

  •
  If NexCen terminates to enter into a "superior proposal", then NexCen will be required to pay a termination fee of $4.5 million prior to or concurrently with such termination;

  •
  If GFG terminates due to NexCen's willful or intentional breach of the non-solicitation of other offers covenant (as detailed above), or due to any GFG Adverse Change Termination Rights,

    then NexCen will be required to pay a termination fee of $4.5 million within one business day of such termination;

  •
  If either party terminates as a result of a negative NexCen stockholder vote, the failure of the closing to occur prior to the outside termination date of November 13, 2010, or due to certain other specified events, and within 12 months of such termination NexCen consummates an alternative sale transaction or enters into an agreement with respect to an alternate sale transaction and such alternate sale transaction is subsequently consummated, then NexCen will be required to pay a termination fee of $4.5 million concurrently with the closing of such alternate sale transaction; or

  •
  if GFG terminates for a material breach of the Agreement by NexCen, then a reduced termination fee of $2.25 million is due within one business day of termination, provided that, if within 12 months of such termination NexCen consummates an alternative sale transaction or enters into an agreement with respect to an alternate sale transaction and such alternate sale transaction is subsequently consummated, then NexCen will be required to pay another $2.25 million concurrently with the closing of such alternate sale transaction.

Expenses Generally; Expense Reimbursement

        All fees and expenses incurred in connection with the asset sale will be paid by the party incurring the fees or expenses, whether or not the asset sale is completed, except for under certain circumstances, where GFG may be entitled to expense reimbursement for all out-of-pocket fees and expenses actually incurred by GFG in connection with the transactions contemplated by the Acquisition Agreement up to an aggregate amount of $500,000. GFG is entitled to such expense reimbursement if the agreement is terminated for any of the reasons that would entitle GFG to a termination fee (as detailed above), as well as if an SEC investigation or stockholder litigation results in the inability of the parties to close the asset sale.

Amendment and Waiver

        The Acquisition Agreement may be amended at any time by a writing signed on behalf of GFG and NexCen.

        At any time prior to the closing of the asset sale, to the extent legally allowed, any party may extend the time for performance, waive any inaccuracies in the representations and warranties or waive compliance with any of the agreements or conditions of the parties, provided that such extension or waiver is set forth in a writing signed on behalf of such party.

THE EQUITY COMMITMENT LETTER

        In connection with the signing of the Acquisition Agreement, LLCP IV entered into a letter agreement, dated May 13, 2010, in which it committed to provide the funding required by GFG to complete the acquisition or, absent a closing, to support certain obligations of GFG that may be owed to NexCen. NexCen is also a party to this letter agreement. Funding is conditioned upon the absence of an insolvency by NexCen or any of its subsidiaries and the occurrence of any one of the following:

  •
  satisfaction of the closing conditions in the Acquisition Agreement;

  •
  a court order that GFG specifically perform its obligations to close the transactions under the Acquisition Agreement; or

  •
  a court order, arbitration award or settlement entitling NexCen to receive monetary damages for a pre-closing breach of the Acquisition Agreement by GFG.

The letter agreement will terminate upon the occurrence of specified events, including closing under the Acquisition Agreement, termination or expiration of the Acquisition Agreement in accordance with its terms (except where NexCen makes a claim against GFG for a pre-closing breach, in which case the letter agreement will remain in effect until the claim is resolved), termination of the accord and satisfaction agreement, actions by BTMUCC to enforce its remedies under the BTMUCC credit facility (such as acceleration of the maturity of outstanding debt or foreclosures on collateral) and an insolvency involving NexCen or its subsidiaries. The maximum amount that LLCP IV is required to fund under the letter agreement is $112.5 million.

THE ACCORD AND SATISFACTION AGREEMENT AND THE WAIVER
AND OMNIBUS AMENDMENT

        Also in connection with the signing of the Acquisition Agreement, NexCen, the Issuer, the Co-Issuers, and BTMUCC entered into the accord and satisfaction agreement and the waiver and omnibus amendment with respect to the BTMUCC credit facility.

  The Accord and Satisfaction Agreement

        The accord and satisfaction agreement provides that the Issuer, the Co-Issuers and NexCen can satisfy and permanently extinguish all of their respective outstanding obligations under the BTMUCC credit facility through the payment of:

  •
  $98,000,000;

  •
  the amount by which aggregate consideration for the asset sale paid at the closing (after giving effect to various estimated adjustments) exceeds $112,500,000;

  •
  the amount by which NexCen's cash (after giving effect to various adjustments) exceeds $6,000,000; and

  •
  all outstanding third-party fees and expenses of BTMUCC.

        In addition to the payment of the amounts set forth above, the effectiveness of the accord and satisfaction agreement is contingent upon:

  •
  the Issuer returning to BTMUCC an outstanding letter of credit issued on behalf of the Issuer and the Co-Issuers with respect to certain of their cash management obligations;

  •
  the release of any claims the Issuer, any Co-Issuer or NexCen may have, if any, against BTMUCC and its affiliates (as provided in the accord and satisfaction agreement); and

  •
  delivery of customary closing certificates and resolutions, and other customary closing items.

        The accord and satisfaction agreement requires that the Issuer, each Co-Issuer and NexCen use commercially reasonable efforts to consummate the acquisition as provided in the Acquisition Agreement. The accord and satisfaction agreement terminates if the closing conditions are not met by October 1, 2010. The accord and satisfaction agreement is attached to this proxy statement as Annex F.

  The Waiver and Omnibus Amendment

        The waiver and omnibus amendment, among other things:

  •
  permitted the Issuer and Co-Issuers to enter into the Acquisition Agreement and the accord and satisfaction agreement and to consummate the transactions contemplated thereunder;

  •
  waives certain events of default that may occur during the period from the signing of the Acquisition Agreement through October 1, 2010; and

  •
  provides that BTMUCC will forbear from taking any actions against the Issuer and Co-Issuers under the BTMUCC credit facility during such period with respect to events of default that might occur during such period other than certain enumerated events of default, including payment and bankruptcy defaults.

        Additionally, the waiver and omnibus amendment extended, the date on which BTMUCC would become entitled to receive penny warrants for up to 2.8 million shares of the Company's common stock from May 31, 2010 to the earlier of (i) October 1, 2010 or (ii) the termination of the accord and satisfaction agreement (if the Class B franchise notes are not repaid by this date, BTMUCC will be entitled to the warrants). The waiver and omnibus amendment is attached to this proxy statement as Annex G.

PROPOSAL TWO—THE PLAN OF DISSOLUTION PROPOSAL

General

        At the special meeting, you will be asked to approve our voluntary dissolution and complete liquidation pursuant to the plan of dissolution. On May 20, 2010, the NexCen board of directors approved, subject to stockholder approval, the dissolution and liquidation of the Company pursuant to the plan of dissolution, substantially in the form of Annex B attached to this proxy statement. The material features of the plan of dissolution are summarized below. We urge stockholders to read the plan of dissolution carefully and in its entirety.

        If the stockholders approve the plan of dissolution proposal, we estimate that the aggregate amount of cash distributions to stockholders will be in the range of $0.12 to $0.16 per share of common stock (assuming the asset sale is consummated on the terms set forth in the Acquisition Agreement). However, uncertainties as to the precise net value of our remaining assets after the asset sale, the ultimate amount of our liabilities, the amount of operating costs during the liquidation and winding-up process and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to stockholders or the timing of any such distribution. If the asset sale is not approved, we will reconsider what options, if any, are available. As of the date of this proxy statement, NexCen is not aware of any viable alternatives that we expect would enable us to deliver similar or higher value to our stockholders (including value relating to the use of NexCen's accumulated tax loss carryforwards) or to continue in operation for an extended period of time. Absent a reasonable and attractive alternative that is agreeable to us and also to BTMUCC, there is a substantial risk that our assets would be subject to foreclosure after a further default under the BTMUCC credit facility. If this were to happen, NexCen would lose control of all of its operating assets and cash flows and likely would have no choice but to file for bankruptcy protection. In such event, it is highly unlikely that there would be significant assets, if any, available for any distribution to NexCen's stockholders.

Dissolution under Delaware Law

        The Delaware General Corporation Law, or DGCL, provides that a corporation may dissolve upon the recommendation of the board of directors, followed by the approval of its stockholders. Following such approval, our dissolution would be effected by filing a certificate of dissolution with the Secretary of State of the State of Delaware. The corporation is dissolved on the date specified in the certificate of dissolution upon which the certificate of dissolution will become effective.

        Section 278 of the DGCL provides that after a corporation is dissolved, its existence continues for a period of three years "or for such longer period as the Delaware Court of Chancery shall in its discretion direct" for the purpose of prosecuting and defending suits and to enable the corporation gradually to settle and close its business, sell its properties, wind up its affairs, discharge its liabilities and distribute any remaining assets to stockholders.

        In order to ensure that its stockholders and directors are afforded certain protections under the DGCL, a dissolving corporation may opt to follow a court supervised dissolution procedure, pursuant to Section 280 of the DGCL, which requires the corporation to give notice by mail and publication of its dissolution to all persons known to have a claim against the corporation and require those persons to submit their claims in accordance with the notice. The notice will be mailed to all known claimants, including persons with claims asserted against the corporation in a pending proceeding to which it is a party, and published in accordance with the DGCL. Any claim against the corporation will be barred if the known claimant is given the required notice and does not present the claim to the corporation by the cut-off date referred to in the notice.

        The court supervised procedure under Section 280 of the DGCL also contemplates that the corporation will offer security to claimants with contingent or conditional claims. The corporation must petition the Delaware Court of Chancery to determine the amount of security for contingent and conditional claimants who have rejected the offered security, for claims that are the subject of pending litigation and for claims that have not been made known to the corporation but are likely to become known within 5 years of the date of dissolution.

        The corporation may also dissolve pursuant to the non-court supervised procedure of Section 281(b) of the DGCL. The non-court supervised procedure also requires the corporation to pay or make reasonable provision for certain categories of claims.

Principal Provisions of the Plan of Dissolution

        This section of the proxy statement describes material aspects of the proposed plan of dissolution. While we believe that the description covers the material terms of the plan of dissolution, this summary may not contain all of the information that is important to you. You should carefully read this entire proxy statement, including the plan of dissolution attached hereto as Annex B, and the other documents delivered with this proxy statement for a more complete understanding of the plan of dissolution.

  Approval of the Plan of Dissolution and Authority of Officers and Directors

        The plan of dissolution must be approved by the affirmative vote of a majority of all of our outstanding shares of common stock. The approval of the plan of dissolution proposal by the requisite vote of the stockholders will constitute adoption of the plan of dissolution and will grant full and complete authority to the NexCen board of directors and officers, without further stockholder action, to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character that the NexCen board of directors or officers deems necessary, appropriate or advisable, to implement the plan of dissolution and to proceed with our dissolution and liquidation in accordance with any applicable provision of the DGCL, sell, dispose, convey, transfer and deliver assets of the Company, satisfy or provide for the satisfaction of NexCen's obligations in accordance with any applicable provisions of the DGCL, and distribute all of the remaining funds of NexCen and any unsold assets of NexCen to its stockholders.

        After the effective date of the dissolution, we expect that the NexCen board of directors (or some subset thereof) will continue in their positions for the purpose of winding up our business and affairs. We also expect that certain of our current officers' employment will be terminated after the asset sale and prior to the effective date of the dissolution as part of a cost reduction effort in anticipation of the Company's dissolution. The NexCen board of directors may appoint officers, hire employees and retain independent contractors in connection with the winding up process, and is authorized to pay our directors, officers, employees, and independent contractors compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they may be required to undertake in connection with the successful implementation of the plan of dissolution. Adoption of the dissolution and liquidation of the Company pursuant to the plan of dissolution proposal by the requisite vote of the stockholders will constitute approval by the stockholders of any such cash or non-cash compensation. As previously mentioned, the NexCen board of directors currently anticipates that the employment of certain executive officers of the Company will be terminated after the closing of the asset sale and currently expects that it will need to retain independent contractors to implement the winding up process.

  Dissolution and Liquidation

        If the plan of dissolution proposal is approved by the requisite vote of the stockholders, the steps set forth below may be completed at such times as the NexCen board of directors, in its discretion and in accordance with the DGCL, deems necessary, appropriate or advisable in our best interests and the best interests of the stockholders:

  •
  The filing of a certificate of dissolution with the Secretary of State of the State of Delaware.

  •
  The cessation of all of our business activities and the withdrawal of the Company from any jurisdiction in which it is qualified to do business, except as necessary to preserve the value of our assets, wind up our business affairs and distribute our assets in accordance with Section 278 of the DGCL.

  •
  The negotiation and consummation of sales of all of the assets and properties of the Company, including the assumption by the purchaser or purchasers of any or all liabilities of the Company.

  •
  The giving of notice of the dissolution to all persons having a claim against the Company and the rejection of any such claims in accordance with Section 280 of the DGCL.

  •
  The offering of security to any claimant on a contract whose claim is contingent, conditional or unmatured in an amount the Company determines is sufficient to provide compensation to the claimant if the claim matures, and the petitioning of the Delaware Court of Chancery to determine the amount and form of security sufficient to provide compensation to any such claimant who has rejected such offer in accordance with Section 280 of the DGCL.

  •
  The petitioning of the Delaware Court of Chancery to determine the amount and form of security which would be reasonably likely to be sufficient to provide compensation for (i) claims that are the subject of pending litigation against the Company, and (ii) claims that have not been made known to the Company or that have not arisen, but are likely to arise or become known within five years after the date of dissolution, or longer, each in accordance with Section 280 of the DGCL.

  •
  The payment, or the making of adequate provision for payment, of all claims made against the Company and not rejected, including all expenses of the sale of assets and of the dissolution and liquidation provided for by the plan of dissolution in accordance with Section 280 of the DGCL.

  •
  The posting of all security offered and not rejected and all security ordered by the Delaware Court of Chancery in accordance with Section 280 of the DGCL.

  •
  The distribution of the remaining funds of the Company and the distribution of remaining unsold assets of the Company, if any, to its stockholders.

  •
  The dissolution of the corporation pursuant to Section 281(b) of the DGCL.

  •
  The taking of any and all other actions permitted or required by the DGCL and any other applicable laws and regulations.

  Sale of Remaining Assets

        The plan of dissolution gives the NexCen board of directors the authority to dispose of all of our remaining non-cash property and assets, including but not limited to all tangible assets, consisting of any office furniture, equipment, supplies and other miscellaneous assets, and intellectual property and other intangible assets, without further stockholder approval. The Company's non-cash assets and properties may be sold in one transaction or in several transactions to one or more buyers. Additionally, the Company shall not be required to obtain appraisals, fairness opinions or other third-party opinions as to the value of its properties and assets in connection with the liquidation.

  Liquidating Trust

        The NexCen board of directors may, but is not required to, establish a liquidating trust and distribute assets of the Company to a liquidating trust. The liquidating trust may be established by agreement with one or more trustees selected by the NexCen board of directors. If a liquidating trust is established by agreement with one or more trustees, the trust agreement establishing and governing the liquidating trust shall be in form and substance determined by the NexCen board of directors. To the fullest extent permitted by law, adoption of the plan of dissolution by the requisite vote of the stockholders shall constitute the approval of the stockholders of the appointment of the trustees, any trust agreement and any transfer of assets by the Company to the liquidating trust. In the alternative, the NexCen board of directors may petition the Delaware Court of Chancery for the appointment of one more trustees to conduct the liquidation of the Company, subject to the supervision of such court. Whether appointed by an agreement or by the Delaware Court of Chancery, the trustees shall in general be authorized to take charge of the Company's property, and to collect the debts and property due and belonging to the Company, with power to prosecute and defend, in the name of the Company, or otherwise, all such suits as may be necessary or proper for the foregoing purposes, and to appoint agents under them and to do all other acts which might be done by the Company that may be necessary, appropriate or advisable for the final settlement of the unfinished business of the Company.

  Professional Fees and Expenses

        It is specifically contemplated that the NexCen board of directors may authorize the payment of a retainer fee to a law firm or law firms for legal fees and expenses of the Company, including, among other things, to cover any costs payable pursuant to the indemnification of our directors and officers provided by the Company pursuant to our certificate of incorporation and bylaws or the DGCL or otherwise. In addition, in connection with and for the purpose of implementing and assuring completion of the plan of dissolution, the Company may, in the sole and absolute discretion of the NexCen board of directors, pay any brokerage, agency and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of the plan of dissolution. The adoption of the plan of dissolution by the requisite vote of the stockholders shall, to the fullest extent permitted by law, constitute approval of such payments by the stockholders of the Company.

  Indemnification

        We will continue to indemnify our directors, officers, employees and agents in accordance with our certificate of incorporation and bylaws and any contractual arrangements, for actions taken in connection with the plan of dissolution and the winding up of our business and affairs. The NexCen board of directors, in its sole and absolute discretion, is also authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover the Company's above mentioned indemnification obligations, including directors' and officers' liability coverage.

  Liquidating Distributions

        We will, as determined by the NexCen board of directors, (i) pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to us, (ii) make such provisions as will be reasonably likely to be sufficient to provide payment for any claim against us which is the subject of a pending action, suit or proceeding to which we are a party and (iii) make such provision as will be reasonably likely to be sufficient to provide payment for claims that have not been made known to us or that have not arisen but that, based on facts known to us or our successor entity, are likely to arise or to become known within 10 years after the effective date of the dissolution of the Company. Any of our assets remaining after the payment or the provision for payment of claims against and obligations of the Company shall be distributed by us pro rata to our stockholders. Such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the NexCen board of directors or trustee(s), if any, in their absolute discretion, may determine.

        If any liquidating distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered its certificates evidencing our common stock as may be required pursuant to the plan of dissolution, or for any other reason, then the distribution to which such stockholder is entitled will be transferred, at such time as the final liquidating distribution is made, to the official of such state or other jurisdiction authorized or permitted by applicable law to receive the proceeds of such distribution. The proceeds of such distribution will thereafter be held solely for the benefit of and for ultimate distribution to such stockholder as the sole equitable owner thereof and will be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event will the proceeds of any such distribution revert to or become the Company's property.

  Abandonment, Amendment, or Modification of the Plan of Dissolution

        Notwithstanding the NexCen board of directors' approval of the plan of dissolution and any subsequent approval of the plan of dissolution by NexCen stockholders, the Company may continue to pursue other business opportunities and transactions, and, if for any reason, including the pursuit of such opportunities or transactions, the NexCen board of directors determines that such action would be in our best interests and the best interests of the stockholders, it may, prior to the effective date of such plan of dissolution (which, absent the emergence of a higher value alternative that the NexCen board of directors concludes it has a fiduciary obligation to explore, we intend to file as soon as reasonably practicable after the closing of the asset sale), abandon the proposed plan of dissolution pursuant to the DGCL. The plan of dissolution would be void upon the effective date of any such abandonment. We are not currently aware of any such higher value alternative.

        If for any reason the NexCen board of directors determines, prior to filing the certificate of dissolution, that such action would be in our best interest and the best interest of the stockholders, the NexCen board of directors may, in its sole discretion and without requiring further stockholder approval, amend or modify the plan of dissolution and all action contemplated thereunder; provided, however, that the Company may not amend, or modify the plan of dissolution under circumstances that would require additional stockholder approval under federal securities laws without complying with such requirements.

  Liquidation Under Internal Revenue Code Sections 331 and 336

        We intend that the plan of dissolution constitute a plan of complete liquidation of the Company within the meaning of Sections 331 and 336 of the Internal Revenue Code, which plan of dissolution shall only go into effect upon the effective date of the certificate of dissolution and not prior to such date. The plan of dissolution will be deemed to authorize the taking of such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of Sections 331 and 336 of the Internal Revenue Code and the regulations promulgated thereunder, including the making of any elections thereunder, if applicable.

  Filing of Tax Forms

        The plan of dissolution authorizes and directs the Company's officers to file an appropriate statement of corporate dissolution with the IRS after the effective date. The Company's officers are also authorized to file any additional returns, forms and reports with the IRS, or other taxing authorities, including state and local taxing authorities, as may be necessary or appropriate in connection with the plan of dissolution and the actions contemplated thereby.

 Estimated Liquidating Distributions

        Many of the facts influencing the amount of cash distributed to stockholders as a liquidating distribution cannot currently be quantified with certainty and are subject to change. Accordingly, you will not know the exact amount of any liquidating distributions you may receive as a result of the plan of dissolution when you vote on the plan of dissolution proposal. You may receive substantially less or more than the amount currently estimated.

        The following projected liquidating distribution analysis assumes that (i) the asset sale is consummated in accordance with the Acquisition Agreement, (ii) the obligations to BTMUCC under the BTMUCC credit facility are satisfied in accordance with the terms of the accord and satisfaction agreement, and (iii) our stockholders approve the plan of dissolution proposal. We intend to sell our remaining non-cash assets, consisting of any office furniture, equipment, supplies and other miscellaneous assets, for the best price available as soon as reasonably practicable after the effective date of the dissolution of the Company. We do not expect that our non-cash assets will result in material, incremental value. The amount available to be distributed to stockholders will be deducted by the amount necessary to satisfy the Company's obligations to current and potential claimants pursuant to the applicable provisions of the DGCL. Based on the foregoing, if both the asset sale and the plan of dissolution are approved, we estimate that the aggregate amount of cash distributions to our stockholders will be in the range of $0.12 to $0.16 per share of common stock. However, uncertainties as to the precise net value of our assets, the ultimate amount of our liabilities, the amount of operating costs during the liquidation and winding-up process and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to our stockholders or the timing of any such distribution. If our stockholders do not approve the plan of dissolution proposal, no liquidating distributions will be made pursuant to the plan of dissolution.

        The following estimates are not guarantees, do not reflect the total range of possible outcomes and have not been audited or reviewed by our independent certified public accounting firm. You may receive substantially less than the amount currently estimated, or you may not receive any liquidating distributions even if our stockholders approve the asset sale and plan of dissolution proposals.

	Low Range of Net Proceeds for Distribution ($, in millions)	High Range of Net Proceeds for Distribution ($, in millions)
Net Cash to NexCen(1)	14.3	15.3
Remaining NexCen Liabilities
Employee Severance(2)	(2.9)	(2.9)
Accounts Payable	(1.4)	(0.9)
Settlement of Lease Liabilities(3)	(1.1)	(0.7)
Insurance	(1.1)	(0.8)
Other Operating Expenses(4)	(1.0)	(0.8)

Total	(7.5)	(6.1)
Estimated Cash to Distribute to Stockholders	6.8	9.2
Estimated Per Share Distribution(5)	0.12	0.16

(1)
Estimated amounts calculated pursuant to the terms and conditions of the Acquisition Agreement and the accord and satisfaction agreement discussed in this proxy statement, adjusted for (i) an estimated working capital adjustment that would reduce the amount paid to NexCen by approximately $1.3 million to $1.7 million, (ii) an estimated special adjustment related to a Bill Blass pension liability estimated to range between approximately $0.2 million and $0.3 million that would reduce the amount paid to NexCen, (iii) estimated cash on hand at closing that NexCen will retain of $6.0 million (all cash in excess of $6.0 million will be paid to BTMUCC pursuant to the accord and satisfaction agreement), (iv) the payment of transaction-related fees and expenses, which are currently estimated to range between approximately $3.9 million and $4.3 million and (v) assumes proceeds from the sale of NexCen's remaining non-cash assets of approximately $20,000 and $40,000.

(2)
Estimated amounts assume that all executive officers and corporate employees at NexCen's headquarters in New York and certain corporate employees in Norcross, Georgia will be terminated in connection with the consummation of the asset sale and the implementation of the plan of dissolution.

(3)
Estimated amounts are net of a $550,000 letter of credit issued to secure the New York City corporate lease.

(4)
Estimated amounts assume that any costs involved in resolving pending litigation, including the amount of any settlements, will be covered by available insurance for such matters.

(5)
Calculated based on 57,202,000 fully diluted shares (including only those outstanding options with an exercise price of not more than $0.16 per share) outstanding as of May 13, 2010.

        Pursuant to the plan of dissolution, we intend to liquidate all of our remaining non-cash assets and, after paying or making reasonable provision for the payment of claims against and obligations of the Company as required by law, and distribute any remaining cash to stockholders. We may defend suits and incur claims, liabilities and expenses (such as salaries and benefits, directors' and officers' insurance, payroll and local taxes, facilities expenses, legal, accounting and consulting fees, rent, and miscellaneous office expenses) following approval of the plan of dissolution and during the three years following the effective date of the dissolution of the Company. Satisfaction of these claims, liabilities and expenses will reduce the amount of cash available for ultimate distribution to stockholders. While we cannot predict the actual amount of our liabilities, other obligations and expenses and claims against us, we believe that available cash (assuming the asset sale is completed) and any amounts received from the sale of our remaining non-cash assets will be adequate to provide for the satisfaction of our liabilities, other obligations and expenses and claims against us and that we will make one or more cash distributions to stockholders.

Conduct of the Company Following Dissolution

        If the plan of dissolution is approved, we will file a certificate of dissolution with the Secretary of State of the State of Delaware when determined by the NexCen board of directors as soon as reasonably practicable after the closing of the asset sale. Despite the anticipated timing, the NexCen board of directors may abandon the plan of dissolution if it determines, prior to the filing of the certificate of dissolution, that such course of action is necessary or advisable, in view of its fiduciary obligations. We intend to make a public announcement in advance of the anticipated effective date of the dissolution of the Company. After the effective date of the dissolution of the Company, our corporate existence will continue but we may not carry on any business except that appropriate to wind-up and liquidate our business and affairs, including collecting and disposing of our assets, satisfying or making reasonable provision for the satisfaction of our liabilities and, subject to legal requirements, distributing our remaining property among the stockholders.

        Under the DGCL, we are required, in connection with our dissolution, to satisfy or make reasonable provision for the satisfaction of all claims and liabilities. Following the effective date of the dissolution of the Company, we will pay all expenses and other known liabilities and make reasonable provision for certain other claims and liabilities. We also may seek to acquire insurance coverage and take other steps the NexCen board of directors determines are reasonably calculated to provide for the satisfaction of the reasonably estimated amount of such liabilities. At this time, we are not able to provide a precise estimate of the amount of the cost of insurance or other steps that may be undertaken to make provision for the satisfaction of liabilities and claims, but any such amount will be deducted before the determination of amounts available for distribution to stockholders.

        The actual amount necessary to satisfy the Company's obligations to current and potential claimants may vary from time to time and will be based upon estimates and opinions of the NexCen board of directors, derived from consultations with management and outside experts, if the NexCen board of directors determines that it is advisable to retain such experts, and a review of our estimated contingent liabilities and estimated ongoing expenses, including: anticipated costs for a third party to manage our business; estimated investment banking, auction broker, legal and accounting fees; rent; payroll and other taxes; miscellaneous office expenses; facilities costs; expenses accrued in connection with the preparation of our financial statements; and costs related to public company reporting matters. We anticipate that expenses for professional fees and other expenses of liquidation may be significant. Our assets may not be sufficient to satisfy all of our obligations, expenses and liabilities, and if a distribution to stockholders is made in such circumstances, a creditor could bring a claim against our stockholders for the total amount distributed by us to such stockholders pursuant to the plan of dissolution.

Potential Liability of Stockholders

        Under the DGCL, if the NexCen board of directors fails to make reasonable provision for the satisfaction of liabilities and claims, each stockholder could be held liable for amounts due to creditors up to the amounts distributed to such stockholder under the plan of dissolution. So long as we dispose of our claims in accordance with the DGCL, the potential for stockholder liability regarding a distribution continues for three years after the date of dissolution. Under the DGCL, our dissolution does not remove or impair any remedy available against the Company, its directors, officers or stockholders for any right or claim existing, or any liability incurred, prior to such dissolution or arising thereafter, unless the action or other proceeding thereon is not commenced within three years (or any court extension thereof) after the date of dissolution.

        If we were held by a court to have failed to make adequate provision for expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeded the amount available, a creditor could seek an injunction against us to prevent us from making distributions to stockholders in accordance with the plan of dissolution. Any such action could delay and substantially diminish liquidating distributions to stockholders.

Reporting Requirements

        Whether or not the plan of dissolution is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even though compliance with such reporting requirements may be economically burdensome and of minimal value to stockholders. In order to curtail expenses, we intend to seek relief from the SEC to suspend our reporting obligations under the Exchange Act, and ultimately to terminate the registration of our common stock. We anticipate that, if granted such relief, we would continue to file current reports on Form 8-K to disclose material events relating to our dissolution and liquidation along with any other reports that the SEC might require. If we are unable to suspend our obligation to file periodic reports with the SEC, we will be obligated to continue complying with the applicable reporting requirements of the Exchange Act and will be required to continue to incur the expenses associated with these reporting requirements, including legal and accounting expenses, which will reduce the cash available for distribution to stockholders.

 Cessation of Transfers of Common Stock

        Transfers of common stock shall be discontinued as of the date of the effectiveness of the certificate of dissolution with the Secretary of State of the State of Delaware. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law, and we will not issue any new stock certificates. See "Cessation of Trading of Common Stock" below.

        The liquidating distributions to stockholders pursuant to the plan of dissolution shall be in complete redemption and cancellation of all of the outstanding shares of the Company's common stock. As a condition to receipt of the liquidating distribution, the NexCen board of directors or any trustees, if appointed in connection with the formation of a liquidating trust, may require the stockholders to (i) surrender to the Company their certificates evidencing their shares of common stock or (ii) furnish the Company with evidence satisfactory to the NexCen board of directors or trustees, if any, of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the NexCen board of directors or trustees, if any. After receipt of a liquidating distribution, each stockholder will cease to have any rights with respect to his, her or its shares, except the right to receive distributions pursuant to the plan of dissolution.

        If the surrender of stock certificates will be required following the dissolution, we will send you written instructions regarding such surrender. Any distributions otherwise payable by us to stockholders who have not surrendered their stock certificates, if requested to do so, may be held in trust for such stockholders, without interest, pending the surrender of such certificates (subject to escheat pursuant to the laws relating to unclaimed property).

Cessation of Trading of Common Stock

        We anticipate that we will request that our common stock stop trading on the Pink OTC Markets on the date of dissolution. As noted above, we also currently expect to cease recording our stock transfers and issuing stock certificates upon the effectiveness of the certificate of dissolution with the Secretary of State of the State of Delaware.

Regulatory Approvals

        No United States federal or state regulatory requirements must be complied with or approvals obtained in connection with the plan of dissolution, other than the requirements of the DGCL.

Appraisal Rights

        Under the DGCL, NexCen's stockholders are not entitled to appraisal rights for their shares of NexCen common stock in connection with the transactions contemplated by the plan of dissolution.

Interests of Management in the Dissolution of the Company

        NexCen stockholders should be aware that some directors and executive officers of NexCen have interests in the plan of dissolution that may be different from, or in addition to, the interests of NexCen stockholders. The NexCen board of directors was aware of and considered these interests, among other matters, prior to voting to approve the plan of dissolution, and making its recommendation that the plan of dissolution be approved by NexCen's stockholders.

        Salary and Severance Benefits for Executive Officers:    We expect to continue compensating our executive officers at their existing compensation levels in connection with their services provided during the pendency of the asset sale. Additionally, certain of our executive officers are also party to employment agreements with the Company that provide for certain severance benefits if their employment is terminated without cause. As a result, certain of our executive officers will be entitled to certain severance benefits if their employment is terminated without cause in connection with the plan of dissolution. The NexCen board of directors currently anticipates that the employment of certain executive officers will be terminated after the closing of the asset sale as part of a cost reduction effort in anticipation of the dissolution of the Company. The NexCen board of directors has not made a final determination on which executive officers will be terminated as part of this cost reduction effort. Nevertheless, the Company anticipates that its severance obligations in connection with the termination of certain executive officers, along with other officers and employees of the Company, could total approximately $3 million. Additional information regarding severance benefits related to certain of our executive officers can be found in our Annual Report on Form 10-K/A for the year ended December 31, 2009, filed with the SEC on April 29, 2010, which is attached as Annex E to this proxy statement.

        See also the considerations discussed in "Proposal One—The Asset Sale Proposal—Interests of Executive Officers and Directors of NexCen in the Asset Sale."

Material United States Federal Income Tax Consequences of the Dissolution

        The discussion set forth below summarizes the material United States federal income tax consequences to stockholders of NexCen in connection with the dissolution of NexCen pursuant to the plan of dissolution. This discussion is based on the Internal Revenue Code, existing and proposed Treasury regulations thereunder and administrative rulings and court decisions, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations (possibly with retroactive effect). Any such change or differing interpretation could alter the tax consequences to NexCen and its stockholders described herein.

        This discussion is not a complete description of all the United States federal income tax consequences that may be relevant to NexCen's dissolution. In addition, this discussion does not address all of the tax consequences that may be relevant to particular NexCen stockholders in light of their particular circumstances or to NexCen stockholders that are subject to special tax treatment under United States federal income tax laws, such as stockholders that are, for United States federal income tax purposes:

  •
  dealers or traders in securities;

  •
  persons who are subject to the alternative minimum tax provisions of the Internal Revenue Code;

  •
  persons who are not United States persons;

  •
  entities treated as partnerships or other flow-through entities;

  •
  tax-exempt organizations;

  •
  financial institutions;

  •
  insurance companies;

  •
  persons who hold their shares as part of a hedge, straddle, wash sale, synthetic security, conversion or other risk-reduction or constructive sale transaction;

  •
  persons who acquired their shares in compensatory transactions; and

  •
  persons who do not hold their NexCen stock as a capital asset (generally, an asset held for investment).

        In addition, the following discussion does not address the tax consequences of the dissolution under foreign, state or local tax laws, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the dissolution (whether or not any such transactions are undertaken in connection with the dissolution). Neither NexCen nor GFG has requested, nor will request, a ruling from the IRS with regard to any of the tax consequences of the dissolution.

        Each NexCen stockholder is urged to consult its own tax advisors as to the specific tax consequences of the dissolution, including the applicable, federal, state, local and foreign tax consequences, in light of the particular circumstances of such holder.

Material United States Federal Income Tax Consequences to NexCen and NexCen Stockholders of the Dissolution

        The NexCen board of directors has adopted a plan of dissolution, which, subject to approval of the NexCen stockholders, provides for liquidation and distribution of NexCen's assets to its stockholders. In the dissolution, NexCen will recognize gain or loss measured by the difference, if any, between the adjusted tax basis and the fair market value of each asset sold by NexCen or distributed to stockholders. In the dissolution, the principal assets of NexCen will consist of cash and certain non-cash assets. To the extent that NexCen has net operating losses, it may be able to use some or all of such losses to offset any gain that is recognized in the dissolution.

        Amounts received by NexCen stockholders pursuant to the plan of dissolution will be treated as full payment in exchange for their NexCen common stock. A NexCen stockholder's gain or loss on such amounts received will be computed on a "per share" basis. If NexCen makes more than one liquidating distribution, each liquidating distribution will be allocated proportionately to each share of stock owned by a stockholder. The amount of cash and the fair market value of any other property received by a stockholder in each liquidating distribution will be applied against and reduce the stockholder's adjusted tax basis in that stockholder's shares of common stock. A stockholder will not recognize any gain with respect to a share until the stockholder has recovered the stockholder's adjusted tax basis for that share. After the adjusted tax basis is recovered, all distributions in excess of such recovered basis will be recognized as taxable gain. Any loss will generally be recognized only when the final distribution from NexCen has been received, which may not be until 2013 or later, and then only if the aggregate value of all liquidating distributions with respect to a share is less than the stockholder's adjusted tax basis for that share. This gain or loss will be long-term capital gain or loss if, as of the date of dissolution, the holding period for such stock is more than one year.

        Upon any liquidating distribution of property (other than cash), the stockholder's adjusted tax basis in such property immediately after the distribution will be the fair market value of such property at the time of distribution. The gain or loss realized upon the stockholder's future sale of that property will be measured by the difference between the stockholder's adjusted tax basis in the property and the proceeds of such sale.

        If a liquidating trust is used, the distribution of assets and liabilities of NexCen to the trust would be treated for United States federal income tax purposes as if the assets and liabilities had been distributed to the NexCen stockholders in a liquidating distribution (with the tax consequences described above) and then contributed by them to the trust. The NexCen stockholders would not be required to recognize any additional gain or loss on the deemed contribution of the assets and liabilities to the liquidating trust. The liquidating trust would be treated as a grantor trust for United States federal income tax purposes, and gains or losses realized by the trust in the course of its administration would be passed through to the stockholders, who would be taxed on their respective shares of such gains and losses on their own tax returns.

Material United States Federal Income Tax Consequences to NexCen and NexCen Stockholders after the Asset Sale if there is no Dissolution

        If NexCen does not ultimately consummate the dissolution pursuant to the plan of dissolution, it may nevertheless distribute various assets to the NexCen stockholders. If non-liquidating distributions are made, NexCen may recognize gain (but not loss) on such distributions. For NexCen stockholders, non-liquidating distributions would be treated either in whole or in part as dividends taxable at ordinary income rates without regard to the recipients' basis in the NexCen stock, or as partial liquidating distributions eligible for capital gain or loss treatment to NexCen stockholders, or as part of a series of liquidating distributions also eligible for capital gain or loss treatment for NexCen stockholders, depending on the particular circumstances of the distribution and each recipient stockholder. If any such distribution were treated as a dividend, the amount taxable as a dividend would not exceed the current and accumulated earnings and profits of NexCen in the distribution year.

Federal Backup Withholding

        A NexCen stockholder may be subject, under some circumstances, to backup withholding at a rate of 28% with respect to any amounts (including cash and the fair market value of other assets) received with respect to NexCen stock, unless such stockholder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with applicable requirements of the backup withholding rules.

        Any amount withheld from a payment to a stockholder under the backup withholding rules is not an additional tax and may be refunded or credited against the stockholder's United States federal income tax liability, provided that the required information is timely furnished to the IRS.

        THE PRECEDING DISCUSSION IS A SUMMARY OF THE MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE DISSOLUTION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. THIS DISCUSSION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR AVOIDING PENALTIES THAT MAY BE IMPOSED. THIS DISCUSSION WAS WRITTEN TO SUPPORT THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING. NEXCEN STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO THEM OF THE DISSOLUTION, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS AND ANY PROPOSED TAX LAW CHANGES.

Required Vote

        The affirmative vote of the holders of a majority in voting power of the outstanding shares of NexCen common stock is required for the approval of the plan of dissolution.

        The NexCen board of directors recommends that stockholders vote "FOR" the approval of the plan of dissolution proposal.

PROPOSAL THREE—THE SHARE REDUCTION PROPOSAL

General

        On May 20, 2010, the NexCen board of directors approved an amendment to NexCen's certificate of incorporation to reduce the total number of authorized shares to 100 million shares of common stock and 1 million shares of preferred stock. NexCen currently has 1 billion shares of common stock and 1 million shares of preferred stock authorized under its certificate of incorporation and there are approximately 57,001,730 shares of NexCen common stock issued and outstanding.

        The NexCen board of directors believes that the share reduction would be in the best interests of NexCen because (i) NexCen will not need to issue many (or any) additional shares, given its current plans, and (ii) the reduction in the total number of authorized shares will save approximately $117,000 in annual Delaware franchise tax charges.

        The share reduction will become effective when the amendment to NexCen's certificate of incorporation is filed with the Secretary of State for the State of Delaware. The amendment will have no impact on any outstanding shares of NexCen common stock. NexCen intends to file this amendment promptly after the stockholders approve the share reduction proposal.

Required Vote

        Assuming a quorum is present, approval of the share reduction proposal will require the affirmative vote of the holders of a majority in voting power of the outstanding shares of the NexCen common stock.

        The NexCen board of directors recommends that stockholders vote "FOR" the approval of the share reduction proposal.

PROPOSAL FOUR—THE ADJOURNMENT PROPOSAL

General

        If at the special meeting the number of shares of NexCen stock present or represented and voting in favor of the approval of the asset sale, the plan of dissolution or the share reduction proposals is insufficient to approve the asset sale, the plan of dissolution or the share reduction proposals under Delaware law, the NexCen board of directors intends to move to adjourn the special meeting in order to solicit additional proxies in favor of the approval of each of these proposals. In that event, NexCen will ask its stockholders to vote only upon the adjournment proposal, and not the asset sale, the plan of dissolution or the share reduction proposals.

        If at the special meeting the number of shares of NexCen stock present or represented and voting in favor of the approval of the asset sale proposal is sufficient to approve the asset sale proposal under Delaware law, but the number of shares of NexCen stock present or represented and voting in favor of the approval of the plan of dissolution or the share reduction proposals is insufficient to approve either or both of those proposals under Delaware law, then the NexCen board of directors will hold a vote on the asset sale proposal and each other proposal that shall have garnered sufficient votes to approve that proposal, if any, and then move to adjourn the special meeting as to the remaining proposals in order to solicit additional proxies in favor of the approval of those remaining proposals, if any. Accordingly, NexCen may ask its stockholders to vote at the special meeting only upon some of the proposals described in this proxy statement.

        In this proposal, NexCen is asking you to authorize the NexCen board of directors to adjourn the special meeting, and any later adjournments, to a later date, in order to enable NexCen to solicit additional proxies in favor of the approval of the asset sale, the plan of dissolution or the share reduction proposals. If the stockholders approve the adjournment proposal, the NexCen board of directors could adjourn the special meeting, and any adjourned session of the special meeting, to a later date and use the additional time to solicit additional proxies in favor of the approval of the asset sale, the plan of dissolution or the share reduction proposals, including the solicitation of proxies from stockholders that have previously voted against the approval of the asset sale, the plan of dissolution or the share reduction proposals. Among other things, approval of the adjournment proposal could mean that, even if NexCen had received proxies representing a sufficient number of votes against the approval of the asset sale, the plan of dissolution or the share reduction proposals to defeat any of these proposals, NexCen could adjourn the special meeting without a vote on the asset sale, the plan of dissolution or the share reduction proposals and seek during such adjournment to convince the holders of those shares to change their votes to votes in favor of the approval of the asset sale, the plan of dissolution or the share reduction proposals.

Required Vote

        The adjournment proposal requires the affirmative vote of the holders of a majority in voting power of NexCen common stock present, either in person or by proxy, and entitled to vote at the special meeting.

        The board of directors believes that if the voting power of NexCen common stock present or represented by proxy at the special meeting and voting in favor of the approval of the asset sale, the plan of dissolution or the share reduction proposals is insufficient to approve the asset sale, the plan of dissolution or the share reduction proposals, it is in the best interests of the stockholders of NexCen to enable NexCen, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of approval of the asset sale, the plan of dissolution or the share reduction proposals to bring about its approval.

        The NexCen board of directors recommends that stockholders vote "FOR" the approval of the adjournment proposal.

 FUTURE NEXCEN STOCKHOLDER PROPOSALS

        If the asset sale and plan of dissolution are not approved by our stockholders, or alternatively, not consummated for any other reason, we anticipate holding our next Annual Meeting of Stockholders. If such meeting is held, the deadlines set forth below will apply to matters that stockholders desire to introduce at such meeting and stockholder proposals intended for inclusion in the proxy statement to be furnished by NexCen to its stockholders entitled to vote at such meeting.

        Bylaw Provisions—Under NexCen's bylaws, stockholders may propose business to be brought before an Annual Meeting. In order for a stockholder to submit a proposal for consideration at NexCen's next Annual Meeting, the stockholder must fulfill the requirements set forth in our bylaws and notify the Corporate Secretary no later than September 8, 2010 and no earlier than July 25, 2010. For each stockholder proposal, the stockholder must provide: (i) a brief description of the business desired to be brought before the meeting; (ii) the reasons for bringing such business and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) the class and number of shares of NexCen which are beneficially owned and held of record for such stockholder and such beneficial owner, if applicable. Proposals should be addressed to Corporate Secretary, NexCen Brands, Inc., 1330 Avenue of the Americas, 34th Floor, New York, New York 10019.

        Inclusion in NexCen's Proxy Statement—A stockholder who desires to present a proposal for inclusion in NexCen's proxy statement for the next annual meeting pursuant to SEC Rule 14a-8 must deliver the proposal to our principal executive offices so that materials are received by the Corporate Secretary, no later than June 25, 2010. Submissions should be addressed to Corporate Secretary, NexCen Brands, Inc. 1330 Avenue of the Americas, 34th Floor, New York, New York 10019, and should comply with all applicable SEC rules.

WHERE YOU CAN FIND MORE INFORMATION

        NexCen incorporates by reference the Acquisition Agreement attached to this proxy statement as Annex A, the plan of dissolution attached to this proxy statement as Annex B, the amendment to our certificate of incorporation attached to this proxy statement as Annex C, the opinion of NexCen's financial advisor, Rothschild Inc., attached to this proxy statement as Annex D, our annual report on Form 10-K for the year ended December 31, 2009 (as amended) and our quarterly report on Form 10-Q for the quarter ended March 31, 2010 attached to this proxy statement as Annex E, the accord and satisfaction agreement attached to this proxy statement as Annex F, and the waiver and omnibus amendment attached to this proxy statement as Annex G. Certain exhibits to Annex E have been omitted but may be obtained through NexCen, or from the SEC through the SEC's website at www.sec.gov.

        Global Franchise Group, LLC has supplied all information contained in the sections entitled "Questions and Answers Regarding the Special Meeting—Who is the Purchaser" and "Proposal One—The Asset Sale Proposal—The Companies" on pages 2 and 29 of this proxy statement relating to GFG and LLCP IV, and NexCen has supplied all information contained in this proxy statement relating to NexCen.

        You can obtain any of the documents incorporated by reference into this proxy statement through NexCen, or from the SEC through the SEC's website at www.sec.gov. Documents incorporated by reference are available from NexCen without charge, excluding any exhibits to those documents, unless the exhibit is specifically incorporated by reference as an exhibit in this proxy statement. NexCen stockholders may request a copy of such documents by contacting NexCen's proxy solicitor, Innisfree M&A Incorporated:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call toll free: (877) 456-3488
Banks and brokers may call collect: (212) 750-5833

        IN ORDER FOR YOU TO RECEIVE TIMELY DELIVERY OF THE DOCUMENTS IN ADVANCE OF THE SPECIAL MEETING, NEXCEN SHOULD RECEIVE YOUR REQUEST NO LATER THAN JULY 15, 2010.

        This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in that jurisdiction. You should rely only on the information contained in this proxy statement to vote your shares at the special meeting. No persons have been authorized to give any information or make any representation other than those contained in this proxy statement and if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated as of June 11, 2010. You should assume that the information contained in this proxy statement is accurate only as of this date, and the mailing of this proxy statement to stockholders should create any implication to the contrary.

Annex A

Execution Copy

ACQUISITION AGREEMENT

Dated as of May 13, 2010

Between

NexCen Brands, Inc.

and

Global Franchise Group, LLC

        THIS ACQUISITION AGREEMENT dated as of May 13, 2010 (this "Agreement"), is made by and between NexCen Brands, Inc., a Delaware corporation ("Seller"), and Global Franchise Group, LLC, a Delaware limited liability company ("Purchaser"). Each of Purchaser and Seller are referred to herein as a "Party" and together as "Parties".

        WHEREAS, Seller owns the NC Business;

        WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, Seller wishes to sell to Purchaser, and Purchaser wishes to acquire, directly or indirectly, the NC Business;

        WHEREAS, concurrently with the execution of this Agreement, and as a condition to the willingness of Seller to enter into this Agreement, Levine Leichtman Capital Partners IV, L.P. (the "Fund") is entering into an equity commitment agreement in the form attached as Exhibit A (the "Equity Commitment Agreement"), pursuant to which the Fund is, among other things, supporting certain obligations of Purchaser in connection with this Agreement and agreeing to provide equity financing to Purchaser in connection with the Transactions;

        WHEREAS, concurrently with the execution of this Agreement, NC Holding, the subsidiary borrowers party thereto, the managers party thereto, Seller, BTMU Capital Corporation, as Agent, and the Noteholders (as defined therein) are entering into an Accord and Satisfaction Agreement in the form attached as Exhibit B, including the Waiver and Omnibus Amendment attached thereto (collectively, the "Accord and Satisfaction Agreement");

        WHEREAS certain capitalized terms used in this Agreement are defined in Appendix A.

        NOW, THEREFORE, the Parties hereto agree as follows:

ARTICLE I

Purchase and Sale

        SECTION 1.01.    The Stock Purchase.     Upon the terms and subject to the conditions of this Agreement, at the Closing Seller shall, or cause NexCen Holding Corporation, a Delaware corporation and a wholly-owned subsidiary of Seller (the "NC Holding" and, together with Seller, the "Share Sellers") sell to Purchaser, and Purchaser shall purchase, all the securities listed on Section 1.01 of the Seller Disclosure Letter (the "Shares").

        SECTION 1.02.    The Asset Purchase.     (a) Upon the terms and subject to the conditions of this Agreement, at the Closing, Seller shall cause the Asset Sellers to, sell, assign, transfer, convey and deliver to Purchaser or one of its Subsidiaries, and Purchaser or one of its Subsidiaries shall purchase, acquire and accept, all Right, title and interest of the Asset Sellers in, to and under the Acquired Assets together with all Rights attaching thereto.

          (b)   Upon the terms and subject to the conditions of this Agreement, at the Closing, Purchaser or one of its Subsidiaries shall assume all of the Assumed Liabilities. Purchaser shall not assume any Excluded Liabilities.

        SECTION 1.03.    Aggregate Consideration.     The aggregate consideration payable by Purchaser for the Shares and the Acquired Assets shall be (i) $112,500,000, minus (ii) the amount of Closing Date Funded Indebtedness (if any), plus (iii) the Net Working Capital Adjustment, as calculated pursuant to Section 2.04, minus (iv) the Special Adjustments, minus (v) the Deferred Revenue Adjustment and plus (vi) the amount of Cash (if any) (the "Aggregate Consideration").

 ARTICLE II

Documentation and Closing

        SECTION 2.01.    The Closing.     The Closing shall occur at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York at 10:00 a.m., New York City time on (a) the second Business Day following the satisfaction or waiver of the conditions contained in Section 2.02 and Section 2.03, other than those conditions that by their nature can be satisfied only on the Closing Date or (b) such date as otherwise agreed to by the Parties hereto. The date on which the Closing occurs shall be called the "Closing Date". At the Closing:

          (a)   Purchaser shall:

              (i)  in consideration for the Shares and the Acquired Assets, pay or cause to be paid to Seller or its designees, in immediately available funds by wire transfer to one or more bank accounts designated in writing by Seller at least two Business Days prior to the Closing Date, cash in U.S. dollars in an amount equal to the Estimated Aggregate Consideration minus the Working Capital Escrow Amount;

             (ii)  in accordance with the provisions of the Escrow Agreement, by wire transfer of immediately available funds for deposit in the Working Capital Escrow Account, an amount equal to the Working Capital Escrow Amount;

            (iii)  deliver to Seller a receipt for the Shares and the Acquired Assets;

            (iv)  deliver to Seller a certificate of an executive officer of Purchaser, dated as of the Closing Date and certifying on behalf of Purchaser: (A) that attached thereto is a true, correct and complete copy of the certificate of incorporation and by-laws (or comparable constitutive documents) of Purchaser as in effect on the date of such certification; (B) that attached thereto is a true, correct and complete copy of all resolutions adopted by the board of directors or comparable governing body (and any committees thereof) of Purchaser authorizing, the execution, delivery and performance of this Agreement, including the purchase of the Shares and the Acquired Assets, and the assumption of the Assumed Liabilities, and that all such resolutions are still in full force and effect; and (C) the incumbency and specimen signature of all officers of Purchaser executing this Agreement and any certificate or instrument furnished pursuant hereto or thereto, and a certification by another officer of Purchaser as to the incumbency and signature of the officer signing the certificate referred to in this clause (iii);

             (v)  deliver to Seller certificates of the Secretary of State (or other applicable office) in the jurisdiction in which Purchaser is organized, dated as of the Closing Date (or as close thereto as reasonably practicable), certifying as to the good standing (to the extent such concept is recognized in such jurisdiction) and non-delinquent status of Purchaser;

            (vi)  deliver an allocation of the Aggregate Consideration (the "Purchase Price Allocation") among the Acquired NC Assets, which allocation shall be subject to the reasonable consent and comments of Seller before being finalized by the Parties;

           (vii)  deliver to Seller instruments of assumption with respect to the Assumed Liabilities appropriately executed by Purchaser in form and substance reasonably acceptable to Seller and Purchaser;

          (viii)  deliver to Seller a release, in form and substance reasonably acceptable to Seller, pursuant to which Purchaser and its Subsidiaries agree not to sue and fully release Seller and its Affiliates and their respective directors, officers, assigns and successors, past and present, with respect to and from any and all Actions and Liabilities related to the Acquired Companies and the NC Business (other than Liabilities under this Agreement);

            (ix)  a duly executed copy of the Escrow Agreement; and

             (x)  deliver to Seller the certificate required to be delivered pursuant to Section 2.03(a).

          (b)   Seller shall deliver to Purchaser:

              (i)  in respect of the Companies, evidence in form and substance reasonably acceptable to Purchaser of the registration of the Shares in the name of Purchaser or its nominee (including evidence of the payment of all required transfer Tax), free and clear of all Encumbrances other than Encumbrances arising as a result of any action taken by Purchaser or any of its Affiliates;

             (ii)  in respect of the Acquired Assets (including the NBI Acquired Contracts), such documents as Purchaser may reasonably require to effect the transfer to Purchaser of the Asset Sellers' interests therein free and clear of all Encumbrances other than Encumbrances arising as a result of any action taken by Purchaser or any of its Affiliates;

            (iii)  evidence reasonably acceptable to Purchaser that the third party consents set forth in Schedule 2.01(b)(iii) of the Seller Disclosure Letter have been obtained;

            (iv)  a receipt for the Estimated Aggregate Consideration;

             (v)  a certificate of an executive officer of each Share Seller and each Asset Seller, dated as of the Closing Date and certifying on behalf of such Share Seller or such Asset Seller, as applicable: (A) that attached thereto is a true, correct and complete copy of the certificate of incorporation and by-laws (or comparable constitutive documents) of Person as in effect on the date of such certification; (B) that attached thereto is a true, correct and complete copy of all resolutions adopted by the board of directors or comparable governing body (and any committees thereof) of such Person authorizing, to the extent applicable, the execution, delivery and performance of this Agreement, including the sale and delivery of the Shares and the Acquired Assets and the assignment of the Assumed Liabilities, and that all such resolutions are still in full force and effect; and (C) the incumbency and specimen signature of all officers of such Person executing this Agreement and any certificate or instrument furnished pursuant hereto or thereto (including any certificate representing any of the Shares), and a certification by another officer of such Person as to the incumbency and signature of the officer signing the certificate referred to in this clause (vii);

            (vi)  an instrument which assigns to Purchaser all of the rights of Seller under any confidentiality or other non-disclosure agreement relating to confidential information of the NC Business entered into by Seller or its Representatives in the last 18 months with any third parties in connection with discussions held with such third parties relating to the potential disposition or restructuring of the NC Business (as an alternative to the Transactions);

           (vii)  certificates of the Secretaries of State (or other applicable office) in each jurisdiction in which each Share Seller and each Asset Seller is organized, dated as of the Closing Date (or as close thereto as reasonably practicable), certifying as to the good standing (to the extent such concept is recognized in such jurisdiction) and non-delinquent status of such entities;

          (viii)  corporate minute books and stock register/transfer ledgers (or equivalents) of each of the Acquired Companies;

            (ix)  a release, in form and substance reasonably acceptable to Purchaser, pursuant to which Seller and its Subsidiaries agree not to sue and fully release Purchaser and its Affiliates and their respective directors, officers, assigns and successors, past and present, with respect to and from any and all Actions and Liabilities related to the Acquired Companies and the NC Business (other than liabilities under this Agreement);

             (x)  a duly executed copy of the Escrow Agreement; and

            (xi)  the certificate required to be delivered pursuant to Section 2.02(a).

        SECTION 2.02.    Purchaser Closing Conditions.     The obligation of Purchaser to consummate the Closing is subject to the satisfaction or waiver by Purchaser of the following further conditions:

          (a)   (1) the representations and warranties of Seller set forth in Sections 3.05 shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date, with the same force and effect as if made as of the Closing Date (in each case, other than de minimis failures to be so true and correct and other than such representations and warranties as are made as of another date, which shall be true and correct as of such date), and (2) all other representations and warranties of Seller (except as specifically identified in clause (1) of this paragraph) contained in this Agreement shall be true and correct at and as of the Closing Date, with the same force and effect as if made as of the Closing Date (other than such representations and warranties as are made as of another date, which shall be true and correct as of such date) disregarding for these purposes any exception in such representations and warranties relating to materiality or Material Adverse Effect, except for such failures to be true and correct which, individually or in the aggregate, do not result in a Material Adverse Effect. The covenants and agreements contained in this Agreement to be complied with by Seller at or before the Closing shall have been complied with in all material respects. Purchaser shall have received a certificate from Seller signed by an executive officer thereof with respect to the matters described in this Section 2.02(a);

          (b)   if required, any waiting period (and any extension thereof) under the HSR Act or any other relevant antitrust Law or foreign investment Law applicable to the purchase of the Acquired Companies and the Acquired Assets contemplated hereby shall have expired or shall have been terminated;

          (c)   there shall not be any outstanding or issued Law or Governmental Order directing that the Transactions not be consummated or which has the effect of rendering it unlawful to consummate such Transactions;

          (d)   the Stockholder Approval shall have been obtained;

          (e)   since the date of the Agreement, there shall have not occurred any Material Adverse Effect;

          (f)    since the date of the Agreement, there shall have not occurred any Insolvency Event;

          (g)   since the date of the Agreement, BTMU Capital Corporation shall not have exercised, taken any action to enforce, or provided any written notice of its intent to exercise or enforce, any of its material rights or remedies under the BTMUCC Credit Facility, the BTMUCC Security Agreement or the other securitization documents related to a breach or default of such agreements by NC Holding or any of its Affiliates (except, with respect to notices of intent, as subsequently withdrawn or waived prior to the Closing without any enforcement action by BTMU Capital Corporation or with respect to which no enforcement action is taken by BTMU Capital Corporation prior to Closing);

          (h)   a payoff letter in a form satisfactory to Seller and Purchaser, pursuant to which the Agent (as defined in the BTMUCC Credit Facility) have agreed to terminate the securitization documents under the BTMUCC Credit Facility and release any and all Encumbrances of BTMU Capital Corporation granted under any such securitization documents or otherwise, including all Encumbrances related to any Acquired NC Assets, promptly following the receipt of amounts set forth in such payoff letter (the "Payoff Letter"), shall have been executed by BTMU Capital Corporation and the other parties thereto; provided that, if the transactions contemplated by the Accord and Satisfaction Agreement (including the termination of the securitization documents under the BTMUCC Credit Facility and the release of any and all Encumbrances of BTMU Capital Corporation granted under any such securitization documents or otherwise, including all Encumbrances related to any Acquired NC Assets, promptly following the receipt of amounts set forth in the Accord and Satisfaction Agreement) are consummated in accordance with the terms of such agreement, then the Accord and Satisfaction Agreement will be deemed to be the Payoff Letter.

          (i)    the Accord and Satisfaction Agreement shall not have been terminated or amended (without the prior written consent or Purchaser), and shall be in full force and effect, and each party to the Accord and Satisfaction Agreement shall have performed in all material respects and shall not have breached any of its material obligations required to be performed by it under the Accord and Satisfaction Agreement at or prior to the Closing Date which failure of performance or breach either cannot be cured, or if capable of being cured, shall not have been cured prior to the termination of the Accord and Satisfaction Agreement;

          (j)    an Employee Attrition Event has not occurred; and

          (k)   Purchaser shall have received duly executed copies of the closing deliveries set forth in Section 2.01(b), and such documents shall be in full force and effect.

        SECTION 2.03.    Seller Closing Conditions.     The obligation of Seller to consummate the Closing is subject to the satisfaction or waiver by Seller of the following further conditions:

          (a)   the representations and warranties of Purchaser contained in this Agreement shall be true and correct at and as of the Closing Date with the same force and effect as if made at and as of the Closing Date (other than such representations and warranties as are made as of another date, which shall be true and correct as of such date) disregarding for these purposes any exception in such representations and warranties relating to materiality, except for such failures to be true and correct which, individually or in the aggregate, do not have a material adverse effect on the ability of Purchaser to perform its obligations hereunder or which would prevent or materially impede, interfere with, hinder or delay the consummation of the Transactions. The covenants and agreements contained in this Agreement to be complied with by Purchaser at or before the Closing shall have been complied with in all respects. Seller shall have received a certificate from Purchaser signed by an executive officer thereof with respect to the matters described in this Section 2.03(a);

          (b)   if required, any waiting period (and any extension thereof) under the HSR Act or any other relevant antitrust Law or foreign investment Law applicable to the purchase of the Acquired Companies and the Acquired Assets contemplated hereby shall have expired or shall have been terminated;

          (c)   there shall not be any outstanding or issued Law or Governmental Order directing that the Transactions not be consummated or which has the effect of rendering it unlawful to consummate such Transactions;

          (d)   the Stockholder Approval shall have been obtained;

          (e)   the duly executed Payoff Letter shall have been obtained; and

          (f)    Seller shall have received duly executed copies of the closing deliveries set forth in Section 2.01(a), and such documents shall be in full force and effect.

        SECTION 2.04.    Adjustments to Aggregate Consideration.

          (a)   Estimated Aggregate Consideration—Pre-Closing.    No later than five Business Days prior to the Closing Date, Seller shall deliver to Purchaser a proposed statement based on the unaudited consolidated balance sheet of Seller as of immediately prior to the Closing (without giving effect to the consummation of the Closing) (the "Estimated Balance Sheet") which sets forth the proposed calculations of (i) the estimated Net Working Capital Adjustment (the "Estimated Net Working Capital Adjustment"), (ii) the estimated Closing Date Funded Indebtedness ("Estimated Closing Date Funded Indebtedness"), (iii) the estimated Special Adjustment (the "Estimated Special Adjustment"), (iv) the estimated Deferred Revenue Adjustment (the "Estimated Deferred Revenue Adjustment"), (v) the estimated amount of Cash that is unrestricted at Closing, such that it is available for distribution to Seller at Closing (the "Estimated Unrestricted Cash Adjustment") and (vi) the Estimated Aggregate Consideration based on such amounts (the Estimated Balance Sheet and the proposed calculations set forth in items (i) through (vi) above collectively, the "Estimated Closing Statements"). The Estimated Closing Statements shall (A) include reasonable supporting documentation for the estimates and calculations contained therein, (B) be calculated as of 12:01 a.m., Eastern Time, on the Closing Date (the "Determination Time"), and (C) be prepared in accordance with the Accounting Principles.

          (b)   Post-Closing Adjustments.

              (i)  Following the Closing, Purchaser shall in good faith prepare or cause to be prepared, and deliver to Seller, a proposed statement based on the unaudited consolidated balance sheet of Seller as of the Determination Time (without giving effect to the consummation of the Closing) (the "Closing Balance Sheet") which sets forth Purchaser's proposed calculations of (i) the Cash, (ii) the Net Working Capital Adjustment, (iii) the Closing Date Funded Indebtedness, (iv) the Special Adjustment, (v) the Deferred Revenue Adjustment and (vi) the Aggregate Consideration based on such amounts (the proposed Closing Balance Sheet and the proposed calculations set forth in items (i) through (vi) above collectively, the "Closing Statements"). The Closing Statements shall (A) include reasonable supporting documentation for the estimates and calculations contained therein (together with any additional information reasonably requested by Seller), (B) be calculated as of the Determination Time, and (C) be prepared in accordance with the Accounting Principles. Purchaser shall deliver the Closing Statements to Seller not later than 60 days after the Closing Date. Seller will give Purchaser reasonable access to any records in Seller's possession requested by Purchaser in order to prepare the Closing Statements.

             (ii)  Purchaser will give Seller reasonable access to any computations and workpapers used in connection with the preparation of the Closing Statements. If Purchaser employs a firm of independent accountants in connection with the preparation of the Closing Statements, Purchaser shall cause such independent accountants to give reasonable access to Seller to any computations and workpapers used in the preparation of the Closing Statements subject, in the case of accountants' workpapers, to execution of a customary confidentiality agreement by Seller if required by such independent accountants. Purchaser will also give Seller and its representatives access, during the normal business hours of the Companies, to all personnel, books and records of the Companies as reasonably requested by Seller to assist it in the preparation of Seller's Dispute Notice (as defined below). Seller and its representatives shall be permitted to ask questions of and receive answers from Purchaser and the Companies and request such other books and records of the Companies as is reasonably requested by Seller to assist it in the review of the Closing Statements. Seller will deliver to Purchaser a written notice duly executed by an officer of Seller (the "Seller's Dispute Notice") within 20 days after receiving the Closing Statements if Seller believes that Purchaser's calculation of the Cash, the Net Working Capital Adjustment, the Closing Date Funded Indebtedness, the Special Adjustment, the Deferred Revenue Adjustment, or the Aggregate Consideration (A) has not been prepared in accordance with the Accounting Principles or this Section 2.04 or (B) is not mathematically correct, which notice shall set forth in reasonable detail all disputed items, the basis for such disagreement, the dollar amounts involved (the "Disputed Items") and Seller's calculation of the Cash, the Net Working Capital Adjustment, the Closing Date Funded Indebtedness, the Special Adjustment, the Deferred Revenue Adjustment or the Aggregate Consideration, as the case may be. Seller will give Purchaser reasonable access to any computations and workpapers used by Seller or its accountants in connection with the review of the Closing Statement or the preparation of Seller's Dispute Notice, subject, in the case of accountants' workpapers, to execution of a customary access agreement by Purchaser if required by such accountants. Purchaser and its representatives shall be permitted to ask questions of and receive answers from Seller and request such other books and records of Seller relating to Seller as is reasonably requested by Purchaser to assist it in the review of Seller's Dispute Notice. If Seller's Dispute Notice is not received by Purchaser within such 20-day period, the Closing Statements shall be deemed to have been accepted and approved by Seller and shall thereafter be final and binding upon Seller and Purchaser for purposes of any post-Closing adjustment pursuant to this Section 2.04. In addition, to the extent any portion of the Closing Statements shall not be expressly objected to in Seller's Dispute Notice, such portion(s) shall be deemed to have been accepted and approved by Seller and Purchaser and shall be final and binding upon Seller and Purchaser for purposes of any post-Closing adjustment pursuant to this Section 2.04. If Seller timely delivers a Seller's Dispute Notice within such 20-day period, then the Disputed Items shall not thereafter be final and binding until resolved in accordance with Section 2.04(c). The "Final Statement" shall mean the calculation of the Aggregate Consideration using the Closing Statements, provided that, if any of such Closing Statements are objected to by Seller, the final determination of such Closing Statements pursuant to Section 2.04(c) shall be used in the Final Statement.

          (c)   Resolution of Disputes.    Upon receipt by Purchaser of Seller's Dispute Notice, Seller and Purchaser shall negotiate in good faith to resolve the Disputed Items. If the Parties reach an agreement with respect to the Disputed Items, such agreement shall be confirmed in writing and shall revise the applicable Closing Statements to reflect such agreement, which agreement shall thereafter be final and binding upon Seller and Purchaser for purposes of any post-Closing adjustment pursuant to Section 2.04(d) (and any amounts to be paid pursuant to Section 2.04(d) shall thereupon be paid). To the extent Purchaser and Seller are unable to agree with respect to Disputed Items within 20 days after receipt by Purchaser of Seller's Dispute Notice, Purchaser and Seller shall promptly select a mutually acceptable accounting firm (the "Selected Firm") with no material relationship to Purchaser or Seller or any of their respective Affiliates and submit any unresolved Disputed Items to such accounting firm for a binding resolution. If, within three days after such 20-day period, Purchaser and Seller are not able to agree upon any Selected Firm, the Selected Firm shall be the New York City office of BDO Seidman, LLP. The fees and expenses of the Selected Firm shall be allocated between Purchaser and Seller in the same proportion that the aggregate amount of such remaining Disputed Items so submitted to the Selected Firm by Purchaser or Seller, as applicable, that is unsuccessfully disputed by each such Party (as finally determined by the Selected Firm) bears to the total amount of such remaining Disputed Items so submitted. Seller and Purchaser shall instruct the Selected Firm to render its decision resolving the Disputed Items within 30 days after its engagement. Purchaser and Seller agree that the determination of the Selected Firm shall be final and binding upon the Parties absent manifest error and that judgment may be entered upon the determination of the Selected Firm in any court having jurisdiction over the Party or Parties against which such determination is to be enforced. The Selected Firm shall determine, based solely on presentations by Purchaser and Seller and their respective representatives, and not by independent review, only those issues in dispute specifically set forth on Seller's Dispute Notice and shall prepare a written report as to the dispute and the resulting calculation of the Cash, the Net Working Capital Adjustment, the Closing Date Funded Indebtedness, the Special Adjustment, the Deferred Revenue Adjustment or the Aggregate Consideration which shall be conclusive and binding upon the Parties absent manifest error, and the Closing Statement shall be modified to the extent necessary to reflect such determination. In resolving any Disputed Item, the Selected Firm: (A) shall be bound by the Accounting Principles and the definitions of Cash, Net Working Capital Adjustment, Closing Date Funded Indebtedness, the Special Adjustment, the Deferred Revenue Adjustment and Aggregate Consideration, (B) shall limit its review to matters specifically set forth in Seller's Dispute Notice, and (C) shall further limit its review solely to whether Purchaser's Closing Statement is mathematically accurate and has been prepared in accordance with this Section 2.04 (including the Accounting Principles). The determination of the Selected Firm for any Disputed Item cannot, however, be in excess of, nor less than, the greatest or lowest value, respectively, claimed for that particular item in Purchaser's Closing Statement or in Seller's Dispute Notice.

          (d)   Post-Closing Adjustment Payment.

              (i)  If the Aggregate Consideration as set forth on the Final Statement is greater than the Estimated Aggregate Consideration, Purchaser shall, within ten Business Days after the Aggregate Consideration becomes final and binding on the Parties (as set forth on the Final Statement), pay the amount of such difference by wire transfer of immediately available funds to an account designated in writing by Seller, and Seller and Purchaser shall deliver, within one Business Day of the date on which the Closing Statements become final and binding upon the Parties in accordance with the terms hereof, joint written instructions to the Escrow Agent in accordance with the terms of the Escrow Agreement to deliver the entire balance of the Working Capital Escrow Account to Seller or its designee.

             (ii)  If the Aggregate Consideration as set forth on the Final Statement is less than the Estimated Aggregate Consideration, then Seller and Purchaser shall deliver, within one Business Day of the date on which the Closing Statements become final and binding upon the Parties in accordance with the terms hereof, joint written instructions to the Escrow Agent in accordance with the terms of the Escrow Agreement to deliver from the Working Capital Escrow Account to Purchaser or its designee, an amount equal to difference; provided, that if the funds in the Working Capital Escrow Account are not sufficient to pay the full amount require to be paid to Purchaser pursuant to this Section 2.04(d)(ii), then the balance of such amount shall be paid by Seller within ten Business Days after the Aggregate Consideration becomes final and binding on the Parties (as set forth on the Final Statement), by wire transfer to Purchaser in immediately available funds to an account designated in writing by Purchaser. If there are any funds in the Working Capital Escrow Account after the foregoing payment is made to Purchaser or its designee, then the joint instructions of Seller and Purchaser delivered to the Escrow Agent in accordance with the terms of the Escrow Agreement shall include joint written instructions to deliver from the Working Capital Escrow Account such excess funds to Seller.

        SECTION 2.05.    Required Withholding.     All payments of Aggregate Consideration and adjustments to the Aggregate Consideration shall be subject to any withholding(s) required by law.

        SECTION 2.06.    Timing of Transfer.     Notwithstanding any other provision of this Agreement, title to the Shares and the Acquired Assets will be conveyed to Purchaser simultaneous with the payment by

Purchaser of the Estimated Aggregate Consideration pursuant to a funds flow memorandum to be agreed upon in good faith by the Parties at least two Business Days prior to the Closing (which funds flow will include, among other line items, the wiring of funds directly to the Agent (as defined in the BTMUCC Credit Facility), on behalf of Seller and the Co-Issuers (as defined in the BTMUCC Credit Facility), in accordance with the Accord and Satisfaction Agreement and Payoff Letter.

ARTICLE III

Representations and Warranties of Seller

        Seller represents and warrants to Purchaser that, except with respect to the Excluded Assets and the Excluded Liabilities and subject to any information contained in any of Seller SEC Filings (but excluding disclosures in the exhibits or schedules to such SEC Filings) filed on or after March 26, 2010 and prior to the date hereof and such exceptions as are set forth in the letter, dated as of the date of this Agreement from Seller to Purchaser (the "Seller Disclosure Letter") (it being understood that (a) the disclosure of any fact or item in any section of the Seller Disclosure Letter shall, should the existence of such fact or item be relevant to any other section, be deemed to be disclosed, with respect to that other section to which the relevance of that disclosure is reasonably apparent from a reading of such disclosure (i.e., without the need to examine the underlying document), and (b) the disclosure of any matter or item in Seller Disclosure Letter shall not be deemed to constitute an acknowledgement that such matter or item is required to be disclosed therein or is material to a representation or warranty set forth in this Agreement and shall not be used as a basis for interpreting the terms "material," "materially," "materiality" or "Material Adverse Effect" or any word or phrase of similar import and does not mean that such matter or item would, alone or together with any other matter or item, reasonably be expected to have a Material Adverse Effect):

        SECTION 3.01.    Organization.     Each of the Share Sellers, the Asset Sellers and the Acquired Companies (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of its organization, which jurisdiction is set forth in Section 3.01 of the Seller Disclosure Letter, and (b) has the requisite power to own its properties and to carry on its business as it is now being conducted and to perform all of its respective obligations under all Contracts, (c) is not in violation of its certificate of incorporation or bylaws (or comparable organizational documents) and (d) is duly qualified to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except, in the case of each of clauses (b) and (d), for such circumstances that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Complete and correct copies of the certificate of incorporation and by-laws (or comparable constitutive documents) of Seller, each Asset Seller and each Acquired Company have been delivered to Purchaser. Seller owns all of the capital stock of NC Holding and each Asset Seller.

        SECTION 3.02.    Authority; Enforceability.     Seller has the corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder. The execution and delivery by Seller of this Agreement and the performance by Seller of its obligations hereunder have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Seller and no stockholder votes are necessary to authorize this Agreement or to consummate the Transactions other than the affirmative vote of holders of a majority of outstanding shares of Seller's Common Stock to adopt this Agreement and approve the transactions provided for herein (the "Stockholder Approval"). This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, subject to bankruptcy, insolvency (including all Laws relating to fraudulent transfers), reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and to general equity principles (the "Bankruptcy and Equity Exception").

        SECTION 3.03.    Non-Contravention.     Assuming that the Stockholder Approval is obtained, the execution, delivery and performance by Seller of this Agreement does not (a) violate, conflict with or result in the breach of any provision of the certificate of incorporation or by-laws (or comparable constitutive documents) of any Share Seller, any Acquired Company or any Asset Seller, (b) conflict with or violate any Law or Governmental Order applicable to the Acquired Assets or to any Share Seller, any Acquired Company, any Asset Seller or any of their assets or properties or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent or the giving of notice under, or give to others any right to purchase or sell assets or securities or to exercise any remedy or modify any obligation under, or any rights of termination, amendment or acceleration of, or result in the creation of any Encumbrance on the Shares, the Acquired Assets or on any of the assets or properties of any Acquired Company pursuant to, any Contract to which any Share Seller, any Asset Seller or any Acquired Company is a party or by which any of their respective properties or assets is bound or affected except, in the case of clauses (b) and (c), for any such conflict, violation, breach, default, consent, right of termination, amendment or acceleration or Encumbrance as has not had and would not reasonably be expected to have, in each case, individually or in the aggregate, a Material Adverse Effect.

        SECTION 3.04.    Governmental Consents.     The execution, delivery and performance by Seller of this Agreement does not require any material consent, approval, authorization or other Governmental Order of, action by, filing with or notification to any Governmental Authority, except for (a) if required, the filing of a notification and report form under the HSR Act, (b) all filings required to be made, and all consents, approvals and authorizations required to be obtained, prior to the Closing Date by either Party with or from any Governmental Authority responsible for enforcement of antitrust Laws or foreign investment Laws in order to consummate the Transactions, and (c) filings that may be required under the Securities Act or the Exchange Act.

        SECTION 3.05.    Equity Securities of the Acquired Companies.

          (a)   Section 3.05(a) of the Seller Disclosure Letter sets forth, for each of the Acquired Companies, (i) the entire authorized Equity Securities of such Person, and (ii) the number of issued and outstanding Equity Securities of such Person. All of such issued and outstanding Equity Securities identified on Section 3.05(a) of the Seller Disclosure Letter have been duly authorized, validly issued, are fully paid and nonassessable, have not been issued in violation of any Contract or preemptive or similar rights, the Securities Act or other applicable Law, and are owned of record and beneficially by the applicable Share Seller free and clear of any Encumbrances (other than the Encumbrances of BTMU Capital Corporation which shall be released as of the Closing Date). There are no other outstanding shares, options, warrants, calls, rights or commitments or any other agreements of any character relating to dividend or voting rights or to the sale, allotment, issuance or voting of, or the granting of rights to acquire, any Equity Securities of any Acquired Company, or any securities or other instruments convertible into, exchangeable for or evidencing the right to purchase any shares of capital stock of any Acquired Company, except for irrevocable proxies and powers of attorney granted in the ordinary course for the voting of securities required by applicable Laws. There are no outstanding agreements of any kind which obligate any Share Seller or any Acquired Company to repurchase, redeem or otherwise acquire any securities of any Acquired Company, or obligating any Share Seller to grant, extend or enter into any such agreements relating to any Equity Securities of any Acquired Company, including any agreements granting any preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, restricted stock units, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate any Acquired Company to issue or sell or make payments based on the value of any shares of capital stock or other equity securities of any Acquired Company or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any Equity Securities of any Acquired Company, and no securities or obligations evidencing such rights are authorized, issued or outstanding.

          (b)   The transfer and delivery of the Shares by the Share Sellers to Purchaser as contemplated by this Agreement shall transfer good title to the Shares to Purchaser, free and clear of all Encumbrances, except Encumbrances arising as a result of any action taken by Purchaser or any of its Affiliates.

          (c)   GAC Manufacturing, LLC has good fee simple title to the Great American Cookies manufacturing facility in Atlanta, Georgia free and clear of all Encumbrances, except (A) for those expressly set forth as exceptions to title or subordinate matters in the title insurance policy issued by Stewart Title Guaranty Company insuring the lien and security title of the Security Deed dated January 29, 2008 by and between GAC Manufacturing, LLC and BTMU Capital Corporation as the Agent for Victory Receivables Corporation and (B) Encumbrances arising as a result of any action taken by Purchaser or any of its Affiliates.

        SECTION 3.06.    Subsidiaries.

          (a)   Set forth in Section 3.06(a) of the Seller Disclosure Letter is a list of all the Subsidiaries of Seller, including the number of authorized, issued and outstanding Equity Securities of each Subsidiary of Seller. Such list identifies, for each such entity, each Person with an ownership interest in such entity and the percentage interest held by such Person.

          (b)   Set forth in Section 3.06(b) of the Seller Disclosure Letter is a list of all investments held by Seller or any of its Subsidiaries in any Person (other than the Subsidiaries of Seller) as of the date of this Agreement that has a fair market value in excess of $50,000.

        SECTION 3.07.    SEC Reports; Financial Statements.     (a) Seller has timely filed all forms, reports and other documents required to be filed by it under the Securities Act or the Exchange Act, as the case may be, since November 5, 2009 (collectively, the "Seller SEC Filings"). Each Seller SEC Filing (i) as of its date (or, if amended, at the time of such amendment), complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act of 2002, as the case may be, and the rules and regulations of the SEC thereunder, and (ii) did not, at the time it was filed (or, if amended, at the time of such amendment), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of the date of this Agreement, no Acquired Company is subject to the periodic reporting requirements of the Exchange Act.

          (b)   As of December 31, 2009 and except as set forth in Section 3.07(b) of the Seller Disclosure Letter: (i) Seller has implemented disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) that are reasonably designed to ensure that material information relating to Seller, including its Subsidiaries, required to be included in reports filed under the Exchange Act is made known to the chief executive officer and chief financial officer of Seller by others within those entities, (ii) neither Seller nor, to Seller's Knowledge, Seller's independent registered public accounting firm, has identified or been made aware of "significant deficiencies" or "material weaknesses" (as defined by the Public Company Accounting Oversight Board) in the design or operation of Seller's internal controls and procedures which could reasonably adversely affect Seller's ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated, and (iii) to Seller's Knowledge, there is no fraud, whether or not material, that involves Seller's management or other employees who have a significant role in the preparation of financial statements or the internal control over financial reporting utilized by Seller and its Subsidiaries.

          (c)   Each of the consolidated financial statements (including, in each case, any notes thereto) contained in Seller SEC Filings (collectively, the "Financial Statements") was prepared in accordance with GAAP applied (except as may be indicated in the notes thereto and, in the case of unaudited quarterly financial statements, as permitted by Form 10-Q under the Exchange Act) on a consistent basis during the periods indicated (except as may be indicated in the notes thereto), and each presented fairly, in all material respects, the consolidated financial position of Seller as of the respective dates thereof and the consolidated results of operations and cash flows of Seller for the respective periods indicated therein (subject, in the case of unaudited statements, to normal adjustments which, individually or in the aggregate, are not reasonably expected to have a Material Adverse Effect).

          (d)   The Proxy Statement (including any amendment or supplement) to be sent to the stockholders of Seller in connection with the Stockholders' Meeting (including any amendment or supplement or document to be incorporated by reference) shall not, on the date the Proxy Statement (including any amendment or supplement) is first mailed to stockholders of Seller or at the time of the Stockholders' Meeting, contain any untrue statements of a material fact, or omit to state any material fact required to be stated therein in order to make the statements made therein not false or misleading in light of the circumstances under which they are made. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act. Notwithstanding the foregoing, Seller makes no representation with respect to information supplied by or on behalf of Purchaser for inclusion or incorporation by reference in the Proxy Statement.

        SECTION 3.08.    Absence of Certain Changes.     From the Balance Sheet Date to the date of this Agreement, the NC Business has been conducted in the ordinary course consistent with past practices and there has not been any change, effect, event, occurrence or state of facts that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

        SECTION 3.09.    No Undisclosed Material Liabilities.     There is no Liability of an Acquired Company or that will be an Assumed Liability other than Liabilities (a) reflected in the Balance Sheet, (b) incurred after the Balance Sheet Date in the ordinary course of the NC Business, (c) under this Agreement, (d) under Material Contracts to which Seller or any of its Subsidiaries is a party (excluding Liabilities for breach of any such Contract by Seller or any of its subsidiaries), (e) arising with respect to the subject matters covered by the other Sections of this Article III, and (f) which do not exceed $100,000 individually or $750,000 in the aggregate.

        SECTION 3.10.    Material Contracts.     (a) Except as described in Section 3.10(a) to the Seller Disclosure Letter, as of the date of this Agreement, no Acquired Company or Asset Seller is a party to or is bound by, and none of the Acquired Assets includes any:

              (i)  Contract containing a covenant limiting the freedom of any Acquired Company or Asset Seller to engage in any line of business in any geographic area or to compete with any Person limiting the ability of any Acquired Company or Asset Seller to incur indebtedness for borrowed money or create Encumbrances (other than covenants or restrictions created by the constitutive or formation documents of such Acquired Company or Asset Seller (in the case of a non-wholly owned Subsidiaries of the Companies) and limitations on Encumbrances on such Contract itself or on Rights conveyed by such Contract);

             (ii)  NC Employment Agreement (other than the standard form of at will employment letter agreements, which are terminable without any penalty, cost or advance notice) entered into with any NC Employee);

            (iii)  Contract to which Seller is a party involving annual consideration in excess of $100,000 (other than those disclosed in response to any other clause of this Section 3.10(a));

            (iv)  Contract or transaction with any current or former officer, director or employee of any Acquired Company or any Affiliate of such individual (other than NC Employment Agreements covered by Section 3.10(a)(ii));

             (v)  Contract under which (i) any Person (other than any Acquired Company) has directly or indirectly guaranteed Liabilities of any Acquired Company or (ii) any Acquired Company has directly or indirectly guaranteed Liabilities of any Person (other than any Acquired Company) (other than, in each case, endorsements for the purpose of collection in the ordinary course of the NC Business consistent with past practice);

            (vi)  Franchise Agreement;

           (vii)  Contract creating an Encumbrance upon any material asset to the NC Business;

          (viii)  power of attorney or similar instrument other than those entered into in the ordinary course of business with respect to managing Intellectual Property Rights;

            (ix)  Contract (other than this Agreement) for the purchase or sale of any of the assets (including equity interests) of the NC Business after the date hereof other than purchases or sales in the ordinary course of the NC Business consistent with past practice;

             (x)  acquisition or disposition Contract providing for indemnification by the relevant Acquired Company or otherwise with respect to the Acquired Assets of any Person with respect to Liabilities relating to any current or former business of the relevant Acquired Company or any predecessor Person or otherwise with respect to the Acquired Assets;

            (xi)  material Contract relating to the NC Owned Intellectual Property Rights or the NC Licensed Intellectual Property Rights under which the relevant Acquired Company is a licensee or licensor of any Intellectual Property Rights;

           (xii)  Contract under which the relevant Acquired Company has borrowed any money from, or issued any note, bond, debenture or other evidence of indebtedness to, any Person (other than any Acquired Company) or any other note, bond, debenture or other evidence of indebtedness of any Acquired Company (other than in favor of any Acquired Company); or

          (xiii)  Contract providing for any earn-out, buy/sell or put/call.

          (b)   Except as described in Section 3.10 to the Seller Disclosure Letter, complete and correct copies of the written Contracts required to be identified pursuant to this Section 3.10 (all such Contracts, collectively, the "Material Contracts") (and complete and correct written summaries of any such oral Contracts) are either publicly filed with the SEC or have been made available to Purchaser. Except as set forth in Section 3.10(b) to the Seller Disclosure Letter (i) neither Seller or any of its Affiliates (including the Acquired Companies and Asset Sellers) is and, to the Knowledge of Seller, no other party is in material default under, or in material breach or violation of, any Material Contract, (ii) neither Seller or any of its Affiliates (including the Acquired Companies and Asset Sellers) has received notice of, the existence of any event or condition which constitutes, or, after notice or lapse of time or both, will constitute, a material default on the part of Seller or any of its Subsidiaries under any such Material Contract, (iii) to the Knowledge of Seller, no event has occurred which would result in any material breach or violation of, constitute a material default, require any material consent or result in the loss of a material benefit under, give rise to a right to permit or require the purchase or sale of assets or securities under, give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a material Encumbrance on any of the properties or assets of Seller or any of its Subsidiaries (including the Acquired Companies and the Acquired Assets) (in each case, with or without notice or lapse of time or both) pursuant to, any Material Contract, (iv) other than Material Contracts that have terminated or expired in accordance with their terms, each Material Contract is valid, binding and enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception) and is in full force and effect and (v) to the Knowledge of Seller, neither Seller nor any of its Subsidiaries has received any written notice from any counterparty that such counterparty intends to terminate, or not renew, any Material Contract, or is seeking the renegotiation thereof in any material respect or substitute performance thereunder in any material respect.

          (c)   Section 3.10(c) of the Seller Disclosure Letter contains a true and correct list of all Franchisees as of the date hereof. Section 3.10(c)(i) of the Seller Disclosure Letter contains a true and correct list of the royalty rates for all such Franchisees. Section 3.10(c)(ii) of the Seller Disclosure Letter contains a true and correct copy of the material forms of Franchise Agreements currently in use by the Share Sellers, the Asset Sellers and/or the Acquired Companies in connection with the offer or sale of franchise or development rights outside the U.S. as part of the NC Business, and/or the operation of the Share Sellers', the Assets Sellers' and/or the Acquired Companies' non-U.S. franchising business as part of the NC Business. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and except as set forth in such Sections of the Seller Disclosure Letter, since January 1, 2007:

              (i)  each Franchise Agreement as to a U.S. Franchisee currently in effect conforms, in all material respects, to the applicable form of Franchise Agreement in the Uniform Franchise Offering Circular or the FDD, as applicable, as of the date such Franchise Agreement was entered into, and does not contain material provisions that materially deviate from the provisions contained in the applicable form of Franchise Agreement in the Uniform Franchise Offering Circular or the FDD, as applicable, as of the date such Franchise Agreement was entered into;

             (ii)  no material written waivers, alterations or other modifications (including waivers of any material fees, costs, or expenses due to the NC Business) have been made to any Franchise Agreement since the execution thereof by the parties thereto;

            (iii)  neither Seller, any Asset Seller nor any Acquired Company has waived in writing any material default by any other party to any Franchise Agreement.

          (d)   None of the Asset Sellers is a Party to any Contract that falls with in the definition of "Material Contract" (if, for the avoidance of doubt, it were applied to such Asset Seller, the Acquired Contracts and the Assumed Liabilities) that is not included in the Acquired Assets.

        SECTION 3.11.    Compliance with Laws and Governmental Orders.     Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the NC Business is being conducted in compliance with all applicable Laws (including Franchise Laws or other Laws related to the operation of the NC Business) and all applicable Governmental Orders.

        SECTION 3.12.    Litigation.     (a) Except as described in Section 3.12(a) to the Seller Disclosure Letter, as of the date of this Agreement, there is no material Action pending against, or, to the Knowledge of Seller, threatened against any Share Seller, any Asset Seller or any Acquired Company, or any material Governmental Order that is binding on any Share Seller, any Asset Seller, any Acquired Company or any of the Acquired Assets.

          (b)   Except as described in Section 3.12(b) to the Seller Disclosure Letter and except for matters that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, as of the date of this Agreement, there is no Action pending against, or, to the Knowledge of Seller, threatened in writing against any Share Seller, any Asset Seller or any Acquired Company with respect to (i) any alleged violation by Seller, any Asset Seller or any Acquired Company of any Franchise Law, or (ii) any alleged failure by Seller, any

  Asset Seller or any Acquired Company to have, or to comply with the terms of, any Franchising Approval.

        SECTION 3.13.    Owned and Leased Properties; Title.

          (a)   Section 3.13(a) of the Seller Disclosure Letter sets forth (a) all real property owned by the Acquired Companies or the Asset Sellers (the "Owned Properties") and (b) all material leases, subleases or other agreements under which the Acquired Companies or the Asset Sellers use or occupy or have the right to use or occupy, now or in the future, any real property (the "Leased Properties"). The Owned Properties and the Leased Properties are the only real property and interests in real property owned or leased by Seller and its Subsidiaries that are used primarily in the NC Business and the Owned Properties and the Leased Properties are not used in any other businesses of Seller or its Subsidiaries.

          (b)   The Acquired Companies and the Asset Sellers have good, unencumbered title to, or in the case of leased or licensed property and assets have valid leasehold interests in or license or other right to use, all property and assets (whether real, personal, tangible or intangible) owned, leased, licensed, used or held for use by the Acquired Companies or the Asset Sellers primarily in the NC Business, including all of the NC Acquired Assets, other than those properties or assets for which the absence of such title or leasehold interest or license or other right to use has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

        SECTION 3.14.    Sufficiency of the Acquired Assets.     The assets of the Acquired Companies and the Acquired Assets, together with the Rights conveyed to Purchaser under this Agreement and the Excluded Assets, constitute all the assets necessary to conduct the NC Business as currently conducted and to permit Purchaser to conduct the NC Business immediately after the Closing in all material respects in the same manner as the NC Business has been conducted by Seller and its Affiliates during the past 12 months and as conducted immediately prior to the Closing Date.

        SECTION 3.15.    Intellectual Property Rights.

          (a)   Seller and its Subsidiaries own all of the Registered Intellectual Property set forth on Section 3.15(a) of the Seller Disclosure Letter, and the Registered Intellectual Property is not subject to any Encumbrance other than Permitted Encumbrances. To the Knowledge of Seller, all of the Registered Intellectual Property is valid and enforceable.

          (b)   The Acquired Companies and/or Asset Sellers either own or have sufficient rights to use all material Intellectual Property Rights used in the conduct of the NC Business as currently conducted (the "Seller Intellectual Property").

          (c)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and except as set forth in Section 3.15(c) of the Seller Disclosure Letter, (i) no settlements, judgments, Contracts, or orders or similar obligations restrict the rights of Seller to use any Registered Intellectual Property, and (ii) no claims are currently pending or, to the Knowledge of Seller, are threatened in writing, (iii) challenging the ownership, enforceability, validity, or use by Seller or any Subsidiary of any Seller Intellectual Property owned by Seller, or (iv) alleging that Seller or any of its Subsidiaries is violating, misappropriating or infringing the Intellectual Property Rights of any Person.

          (d)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) to the Knowledge of Seller no Person is infringing the Seller Intellectual Property owned by Seller and its Subsidiaries and (ii) to the Knowledge of Seller, the operation of the NC Business as currently conducted does not violate, misappropriate or infringe the Intellectual Property Rights of any other Person.

          (e)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Seller and/or its Subsidiaries take and have taken commercially reasonable actions to maintain and preserve any Seller Intellectual Property owned by Seller and its Subsidiaries.

          (f)    Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) Seller and its Subsidiaries maintain policies and procedures regarding data security, privacy, transfer, and use of personally identifiable information that are commercially reasonable to ensure that Seller and its Subsidiaries are in compliance with all applicable Laws, (ii) Seller and its Subsidiaries are in compliance with all such policies and procedures pertaining to data privacy and security of personally identifiable information, and (iii) Seller and its Subsidiaries have not had losses or thefts of personally identifiable data or security breaches or any material unauthorized access or unauthorized use of any personally identifiable data.

        SECTION 3.16.    Licenses and Permits.     Seller, the Asset Sellers and/or the Acquired Companies hold and are in compliance in all material respects with all applicable material permits, certificates, licenses, approvals, registrations and authorizations (collectively, the "Permits"), required by them under all applicable Laws to conduct their businesses as currently conducted (including all Permits related to or governing franchises and/or the offer or sales of franchises, and/or the operation of the Share Sellers', the Assets Sellers' and/or the Acquired Companies' franchising business).

        SECTION 3.17.    Tax Matters.     Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

          (a)   (i) all Tax Returns required to be filed by or with respect to the Acquired Companies or the Acquired Assets, taking into account any extensions, have been timely filed, and all Taxes required to be paid by the Acquired Companies or with respect to the Acquired Assets have been timely paid or are being contested in good faith; (ii) there are no disputes or claims concerning any Liability for Taxes relating solely to Acquired Assets or the assets or business of the Acquired Companies claimed or raised by any Taxing Authority in writing (including any portion of a larger dispute or claim relating solely to the Acquired Assets or the assets or business of the Acquired Companies) and (iii) there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any Tax Returns required to be filed by or with respect to the Acquired Companies or with respect to the Acquired Assets and for which Purchaser may be responsible under this Agreement;

          (b)   no Acquired Company or Asset Seller is party to or the subject of any ruling requests (other than, in the case of non-U.S. Acquired Companies, any requests for rulings made without identification of the parties), private letter rulings, closing agreements, settlement agreements, revenue agent reports, or similar agreement with any Governmental Authority relating to Taxes for any periods for which the statute of limitations has not yet run;

          (c)   no lien for Taxes exists with respect to any of the assets of the Acquired Companies or any of the Acquired Assets other than Permitted Encumbrances;

          (d)   each Acquired Company and, with respect solely to the Acquired Assets, each Asset Seller, has withheld or collected and timely paid over to the appropriate Taxing Authority (or is properly holding for such payment) all Taxes required by Law to be withheld or collected; and

          (e)   except as disclosed in Section 3.17(e) of the Seller Disclosure Letter, each of the Acquired Companies and each limited liability company whose interests are held by an Acquired Company is, and has at all times since its inception been, a disregarded entity within the meaning of Section 301.7701-3(b)(1)(ii) of the Treasury Regulations, and none of the Acquired Companies is treated as a corporation for income Tax purposes. None of the Acquired Companies has any liability by Contract for Taxes of any member (excluding each of the Acquired Companies) of any consolidated, affiliated, combined, unitary or similar group which included at any time either of the Share Sellers.

        SECTION 3.18.    Employee Plans.     (a) Section 3.18(a) of the Seller Disclosure Letter sets forth a list of each material Seller Employee Plan and the name of its sponsor or, where applicable, the name of the entity that is party to the Seller Employee Plan.

          (b)   With respect to each material Seller Employee Plan, Seller has provided or made available to Purchaser a copy (or a true, complete and current summary description) thereof (including amendments) and, to the extent applicable: (i) the most recent IRS determination, opinion or advisory letter; (ii) the most recent summary plan description (and any subsequent summaries of material modifications); and (iii) the most recent Form 5500 and attached schedules.

          (c)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each Seller Employee Plan has been maintained and operated in substantial compliance with its terms and with any applicable provisions of ERISA and/or the Code; and (ii) each Seller Employee Plan which is intended to be qualified within the meaning of Section 401(a) of the Code has received a current favorable determination letter (or the prototype or volume submitter form plan document on which such Seller Employee Plan is based has received a current opinion letter or advisory letter) from the IRS as to its qualification, and nothing has occurred, whether by action or failure to act, that would reasonably be expected to cause the loss of such qualification.

          (d)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and except as disclosed in Section 3.18(d) of the Seller Disclosure Letter, none of the Share Sellers, any Acquired Company, any Asset Seller or any of their respective ERISA Affiliates has any direct or indirect Liability with respect to any plan subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA, including, without limitation, any "multiemployer plan" (within the meaning of Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code) or any "single-employer plan" (within the meaning of Section 4001(a)(15) of ERISA).

          (e)   Except as disclosed in Section 3.18(e) of the Seller Disclosure Letter, the consummation of the transactions contemplated by this Agreement alone, or in combination with any other event, will not give rise to any material liability under any Seller Employee Plan, or accelerate the time of payment or vesting or increase the amount of compensation or benefits due to any employee, officer, director or other service provider of the Share Sellers, any Acquired Company or any Asset Seller. No amount that could be received (whether in cash or property or the vesting of property), as a result of the consummation of the transactions contemplated by this Agreement, by any employee or other service provider of the Share Sellers, any Acquired Company or any Asset Seller under any Seller Employee Plan or otherwise would not be deductible by reason of Section 280G of the Code or would be subject to an excise tax under Section 4999 of the Code.

        SECTION 3.19.    Labor and Employment Matters.

          (a)   Except as disclosed in Section 3.19(a) of the Seller Disclosure Letter or, in the case of clauses (v), (vi) and (vii), as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) neither Seller nor any of its Subsidiaries is a party to any collective bargaining agreement or other agreement with a labor union or like organization; (ii) to the Knowledge of Seller, as of the date hereof, there are no activities or proceedings of any labor organization to organize any current NC Employees and no written demand for recognition as the exclusive bargaining representative of any such employees has been made by or on behalf of any labor or like organization; (iii) no current NC Employees are represented by any labor union or works council; (iv) as of the date hereof, there is no pending or, to the Knowledge of Seller, written threat of a strike, lockout, slowdown, or work stoppage by the current NC Employees; (v) there is no unfair labor practice charge against Seller or any of its Subsidiaries pending before the National Labor Relations Board or any comparable labor relations authority; (vi) there is no pending or, to the Knowledge of Seller, written threat of a grievance, charge, complaint, audit or investigation by or before any Governmental Authority with respect to any NC Employees; and (vii) Seller has complied with all applicable Laws related to employment, employment practices, wages, hours and other terms and conditions of employment (including the classification and compensation of employees for purposes of the Fair Labor Standards Act and cognate state laws) and other Laws in respect of any reduction in force, including notice, information and consultation requirements.

          (b)   Set forth on Section 3.19(b) of the Seller Disclosure Letter is a true and complete schedule, as of the date hereof, of the name, current job title and compensation for each employee of Seller and each of its Subsidiaries. None of the employees set forth in Section 3.19(b) of the Seller Disclosure Letter are part-time employees. As of the date hereof, to the Knowledge of Seller, no current executive, key employee or group of employees has given written notice of termination of employment or otherwise disclosed plans to terminate employment with Seller or any Subsidiary.

          (c)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no Action brought by or on behalf of any NC Employee, labor organization or other representative of NC Employees is pending or threatened in writing against any of the Acquired Companies.

          (d)   There are sufficient employees at the Great American Cookies manufacturing facility in Atlanta, Georgia to operate the facility in the ordinary course of business consistent with past practice.

        SECTION 3.20.    Environmental Compliance.     Except as to matters that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

          (a)   no written notice of violation or Liability, request for information, order, demand, citation or summons has been received, no complaint has been filed, no penalty has been assessed and no Action is pending or, to the Knowledge of Seller, threatened with respect to any matters relating to the NC Business, the Acquired Companies or, with respect to the Acquired Assets, the Asset Sellers arising under or relating to any Environmental Law;

          (b)   the Acquired Companies and, with respect to the Acquired Assets, the Asset Sellers, have all Environmental Permits required for their respective operations as currently conducted and the Acquired Companies and, with respect to the Acquired Assets, the Asset Sellers are in compliance with the terms of such Environmental Permits and with all applicable Environmental Laws;

          (c)   there are no Liabilities of, or in any way relating to, any Acquired Company or, with respect to the Acquired Assets, any Asset Seller, of any kind whatsoever arising under or relating to any Environmental Law, and there is no currently or formerly existing condition, situation or set of circumstances which would reasonably be expected to result in any such Liability; and

          (d)   no hazardous substance has been discharged, disposed of, arranged to be disposed or dumped, injected, pumped, deposited, spilled, leaked, emitted, or released at, on or under any real property currently or formerly leased, owned, operated or otherwise used in connection with the NC Business, the Acquired Companies, or, with respect to the Acquired Assets, the Asset Sellers.

        SECTION 3.21.    Franchise Matters.

          (a)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) subject to the Bankruptcy and Equity exception, each Franchise Agreement is valid and binding on Seller and/or any of its Subsidiaries to the extent such Subsidiary is a party thereto, as applicable, and to the Knowledge of Seller, each other party thereto, and is in full force and effect and enforceable in accordance with its terms, (ii) Seller and each of its Subsidiaries, and, to the Knowledge of Seller, any other party thereto, has performed all obligations required to be performed by it under each Franchise Agreement, (iii) neither Seller nor any of its Subsidiaries has received written notice of the existence of any event or condition which constitutes, or, after notice or lapse of time or both, will constitute, a default on the part of Seller or any of its Subsidiaries under any Franchise Agreement from any other Franchisee, (iv) there are no events or conditions which constitute, or, after notice or lapse of time or both, will constitute a default on the part of any counterparty under such Franchise Agreement, (v) to the Knowledge of Seller, neither Seller nor any Subsidiary has not received any written notice from any Franchisee that such Franchisee is claiming that the franchisor is in breach of any Franchise Agreement, intends to terminate, or not renew, any Franchise Agreement, or is seeking the renegotiation thereof in any material respect or substitute performance thereunder in any material respect, and (vi) the completion of the Transactions contemplated by this Agreement will not cause the expiration, termination or constitute a breach of any Franchise Agreement, or the acceleration of any payment obligation or the alteration of any material terms of any Franchise Agreement. The Franchise Agreements comply in all material respects with all applicable Laws. No Franchise Agreement contains a provision that requires the consent or approval of the Franchisee to the Transactions and, to the Knowledge of Seller, neither Seller nor any of its Subsidiaries has made any oral or written representation, warranty or covenant to any Franchisee that a change of control of Seller or any of its Subsidiaries will not occur or that such Franchisee's consent to any change of control would be sought or obtained prior to or as part of any such change of control. No Franchise Agreement is subject to any right of rescission, set-off, counterclaim or defense, and neither the terms of the Franchise Agreement, nor the exercise of any rights thereunder, will render the Franchise Agreement unenforceable, in whole or in part, nor give to the Franchisee any right of rescission, set-off, counterclaim or defense, except in each case as would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (b)   As of the date hereof, except for Persons who have signed Commitment Agreements (as defined in the applicable FDD used by Seller or any of its Subsidiaries) substantially in the form attached to the applicable FDD and existing Franchise Agreements under which the Franchisee has the right to develop multiple franchised businesses (each of which are identified on Section 3.21(b) of the Seller Disclosure Letter), no Franchisee or other Person has any enforceable right of first refusal, option or other right or arrangement to sign any Franchise Agreement or acquire any franchise from Seller or any of its Subsidiaries.

          (c)   To the Knowledge of Seller, all funds administered by or paid to Seller or any Subsidiary on behalf of one or more Franchisees at any time since January 1, 2007, including funds that Franchisees contributed for advertising and promotion and rebates and other payments made by suppliers and other third parties on account of Franchisees' purchases from those suppliers and third parties, have been in all material respects administered and spent in accordance with all applicable Laws and the Franchise Agreements.

          (d)   Either the applicable FDD or Section 3.21(d) of the Seller Disclosure Letter contains a summary of all Franchise-related Actions which are pending or, to the Knowledge of Seller, threatened in writing by any Franchisee or association purporting to represent a group of Franchisees except where such Actions have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (e)   Section 3.21(e) of the Seller Disclosure Letter sets forth a list of all FDDs that Seller or any of its Subsidiaries have used to offer or sell Franchises at any time since January 1, 2007. Seller has delivered to Purchaser accurate and complete copies of each such FDD. All FDDs that Seller or any of its Subsidiaries have used to offer or sell franchises at any time since January 1, 2007 have complied in all material respects as to form and content with the FTC Rule and other Franchise Laws and have otherwise been delivered to prospective Franchisees in compliance in all material respects with the Franchise Laws, and no such FDD contains any statement which is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statements made therein not false or misleading in light of the circumstances under which they are made.

          (f)    Section 3.21(f) of the Seller Disclosure Letter sets forth, with respect to each applicable Subsidiary, a list of the jurisdictions in which Seller or any of its Subsidiaries is currently registered or authorized to offer and sell Franchises, or is exempt from such registration, under a Franchise Law. There are no stop orders or other material proceedings in effect or, to the Knowledge of Seller, threatened in writing that prohibit or materially impede the ability of Seller and its Subsidiaries to offer or sell Franchises or enter into Franchise Agreements.

          (g)   Seller and the Subsidiaries are, and since January 1, 2007 have been, in compliance with all Franchise Laws and have not offered or sold any Franchise in violation of any Franchise Law (including by filing on a timely basis all required amendments and renewals of the registrations and exemptions under the Franchise Laws), except for such non-compliance as would not either individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

          (h)   To the Knowledge of Seller, with respect to all terminations, non-renewals, and transfers of Franchises since January 1, 2007, Seller and the applicable Subsidiary have complied in all material respects with all applicable franchise termination, unfair practices, and/or relationship Laws, including to those Laws' requirements with respect to the proper notice of default, time to cure, and the actual termination of any Franchisee.

        SECTION 3.22.    Suppliers.     Section 3.22 of the Seller Disclosure Letter sets forth a true, correct and complete list of the ten largest suppliers or vendors to each of GAC Manufacturing, LLC and NFM ("Suppliers") (based on purchases from April 1, 2009, through May 31, 2010), together with the dollar amount of purchases made from such Suppliers during such period. To the Knowledge of Seller, all of the material goods, materials or services provided by the Suppliers and used in the NC Business could be purchased or obtained from other Persons than the Suppliers. No Supplier has reduced or otherwise discontinued, or threatened in writing to reduce or discontinue, supplying such goods, materials or services to Seller or any Subsidiary on reasonable terms, except for such matters as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

        SECTION 3.23.    Brokers.     Except for Rothschild Inc., no broker, finder or investment banker is entitled to any brokerage, finders or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Share Sellers, any Asset Seller or any of the Acquired Companies. Seller is solely responsible for the fees and expenses of Rothschild Inc.

        SECTION 3.24.    Board Approval.     On or prior to the date of this Agreements, (i) the board of directors of Seller (the "Board") has received from Rothschild Inc., its opinion, subject to the limitations, qualifications and assumptions set forth therein, that the unadjusted purchase price of $112,500,000, to be received by Seller is fair from a financial point of view to Seller and (ii) the Board unanimously adopted resolutions (a) approving this Agreement and (b) recommending to Seller's stockholders that they vote in favor of adopting this Agreement in accordance with the terms hereof (the "Board Recommendation"). A copy of such opinion from Rothschild Inc. will be provided to Purchaser promptly for information purposes only following receipt thereof by Seller.

        SECTION 3.25.    Bank Accounts.     Section 3.25 of the Seller Disclosure Letter sets forth a true, correct and complete list of the names and locations of all accounts of the with banks, trust companies, savings and loan associations and other financial institutions at which any Acquired Company or Asset Seller maintains bank accounts of any nature and the account numbers of all such accounts. Section 3.25 of the Seller Disclosure Letter sets forth a true, correct and complete list of the names and locations of all such accounts of Shoe Box Holdings LLC and its Subsidiaries.

        SECTION 3.26.    No Other Representations.     Purchaser agrees that, except for the representations and warranties made by Seller that are expressly set forth in this Article III or in any other document or instrument executed and delivered by the Seller or any of its Affiliates pursuant to this Agreement, none of Seller or any of its Affiliates or Representatives has made, and none of them shall be deemed to have made, to Purchaser or its Affiliate or Representatives any representation or warranty of any kind.

ARTICLE IV

Representations and Warranties of Purchaser

        Purchaser represents and warrants to Seller that:

        SECTION 4.01.    Organization.     Purchaser is a limited liability company organized, validly existing and in good standing under the laws of the State of Delaware.

        SECTION 4.02.    Authority; Enforceability.     Purchaser has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Purchaser of this Agreement and the performance by Purchaser of its obligations hereunder have been duly authorized by all necessary limited liability company action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding agreement of Purchaser, enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception.

        SECTION 4.03.    Non-Contravention.     The execution, delivery and performance by Purchaser of this Agreement does not (a) violate, conflict with or result in the breach of any provision of the certificate of formation or operating agreement of Purchaser, (b) conflict with or violate any Law or Governmental Order applicable to Purchaser any of its assets or properties or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent or the giving of notice under, or give to others any right to exercise any remedy under, or any rights of termination, amendment or acceleration of, or result in the creation of any Encumbrance on any of the assets or properties of Purchaser pursuant to, any Contract to which Purchaser is a party or by which any of its assets or properties is bound or affected, except for any such conflict, violation, consent, right of termination, amendment or acceleration or Encumbrance as would not reasonably be expected, individually or in the aggregate, to materially impair or delay the ability of Purchaser to consummate the Transactions.

        SECTION 4.04.    Governmental Consents.     The execution, delivery and performance by Purchaser of this Agreement does not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority, except for (a) if required, the filing of a notification and report form under the HSR Act, (b) all filings required to be made, and all consents, approvals and authorizations required to be obtained, prior to the Closing Date by either Party with or from any Governmental Authority responsible for enforcement of antitrust Laws or foreign investment Laws in order to consummate the Transactions, and (c) filings that may be required under the Securities Act or the Exchange Act.

        SECTION 4.05.    Funds.     Purchaser has available to it, and will have available to it through the Closing or the earlier termination of this Agreement, all funds necessary for the purchase of the Shares and the Acquired Assets in accordance with the terms of this Agreement and to pay all related fees and expenses.

        SECTION 4.06.    Brokers.     No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Purchaser except for any such Person whose fees and expenses shall be the responsibility of Purchaser.

        SECTION 4.07.    Purchaser.     Since the date of its formation, Purchaser has not carried on any business or conducted any operations other than the execution of this Agreement, the performance of its obligations hereunder and matters ancillary thereto.

        SECTION 4.08.    Litigation.     As of the date of this Agreement, there is no material Action pending against, or, to the Knowledge of Purchaser, threatened in writing against Purchaser or any of its Affiliates, or any Governmental Order that is binding on Purchaser, any of its Affiliates or any of their respective assets, in each case that challenges or that may have the effect of delaying, preventing or making illegal any of the Transactions.

        SECTION 4.09.    Information Supplied.     None of the information supplied or to be supplied by Purchaser or its Affiliates or Representatives expressly for inclusion or incorporation by reference in the Proxy Statement will, as of the time such documents (or any amendment thereof or supplement thereto) are mailed to the holders of shares of Seller's Common Stock and at the time of the Stockholders' Meeting, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        SECTION 4.10.    Purchase for Investment.     Purchaser acknowledges that the Shares have not been registered under the Securities Act or under any state or foreign securities Laws. Purchaser (i) is acquiring the Shares solely for investment with no present intention to distribute any of the Shares to any Person and (ii) will not sell or otherwise dispose of any of the Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities Laws.

        SECTION 4.11.    No Other Representations.     Seller agrees that, except for the representations and warranties made by Purchaser that are expressly set forth in this Article III or in any other document or instrument executed and delivered by Purchaser or any of its Affiliates pursuant to this Agreement, none of Purchaser or any of its Affiliates or Representatives has made, and none of them shall be deemed to have made, to Seller or its Affiliate or Representatives any representation or warranty of any kind.

ARTICLE V

Covenants

        SECTION 5.01.    Conduct of Business Prior to the Closing.     Except as contemplated by this Agreement or as set forth in Section 5.01 of the Seller Disclosure Letter, prior to the Closing, Seller shall cause the NC Business to be conducted in all material respects in the ordinary course of the NC Business and use its reasonable best efforts to (i) keep intact its business, (ii) keep available the services of its employees, and (iii) preserve its relationships with customers, Franchisees and others with whom it deals, and (iv) renew all expired but continuing Franchise Agreements. Without limiting the generality of the foregoing, except as expressly contemplated by this Agreement or as set forth in Section 5.01 of the Seller Disclosure Letter, Seller shall not, and shall cause NC Holding, the Asset Sellers (in connection with the Acquired Assets) and the Acquired Companies not to do any of the

following without the prior written consent of Purchaser (which consent will not be unreasonably withheld, restricted or delayed):

          (a)   amend, waive any material provision of, or otherwise modify its certificate of incorporation or by-laws (or comparable constitutive documents);

          (b)   terminate, waive any material provision of, amend or otherwise modify in any material respect any Material Contract other than in the ordinary course of business;

          (c)   enter into any Contract of the type described in Section 3.10 other than Franchise Agreements, purchase orders and vendor agreements entered into in the ordinary course of the NC Business;

          (d)   (i) grant to any NC Employee or any current or former director any increase in cash compensation or other material increase in the fringe benefits of such employee or provide any material non-cash benefit (except as is required under (A) existing NC Employment Agreements, (B) any Seller Employee Plan or (C) applicable Law), (ii) grant any severance or termination pay to any NC Employee (except as required under any existing severance plans or Contracts or as required by applicable Law), (iii) loan or advance any money or other property to any NC Employee or (iv) grant any equity or equity-based awards to any NC Employee;

          (e)   amend in any material respect or terminate any Seller Employee Plan or establish or adopt any plan, program or arrangement that if in existence at the date hereof would be a Seller Employee Plan, except as required by applicable Law;

          (f)    enter into any collective bargaining agreement or other agreement with a labor union or works council;

          (g)   sell, transfer or lease any of its assets to, or enter into any Contract or transaction with, Seller or any of its Subsidiaries (other than the Acquired Companies) except for (i) payments of cash in the ordinary course, (ii) arm's-length intercompany transactions in the ordinary course of the NC Business consistent with past practice and (iii) transfer of the Excluded Assets;

          (h)   enter into any lease, sublease or other occupancy Contract of real property, as lessor or lessee;

          (i)    (i) change its fiscal year or make any change in any method of accounting or accounting practice or policy other than those required by GAAP or (ii) make any Tax election, or settle or compromise any Liability for Taxes or amend any Tax Return that would result in any material increase in the Liability for Taxes of Purchaser or its Affiliates (including, after the Closing Date, the Acquired Companies);

          (j)    enter into any new material line of business;

          (k)   fail to make any filing, pay any fee, or take another material action reasonably necessary to maintain any Seller Registered Intellectual Property that is material to the conduct of the NC Business, or enter into any license or transfer agreement granting or transferring to a Person an exclusive right to use any such Seller Intellectual Property owned by Seller or any of its Subsidiaries, other than licenses providing territorial exclusivity to Franchisees and non-exclusive licenses entered into in the ordinary course of business;

          (l)    willfully and intentionally take any action (or omit to take any action) which would result in the occurrence of (i) an Insolvency Event or (ii) a breach or default under the BTMUCC Security Agreement which would reasonably be expected to result in BTMU Capital Corporation exercising its default remedies under the BTMUCC Security Agreement;

          (m)  issue or redeem any shares of capital stock or share capital or any option, warrant or right relating thereto or any securities convertible into or exchangeable for any shares of capital stock or share capital (other than pursuant to the exercise of options, warrants or other comparable rights in effect as of the date hereof);

          (n)   (i) acquire by merging or consolidating with, or by purchasing a substantially all of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or other entity or division thereof or (ii) acquire any assets with a fair market value in excess of $50,000, individually or $150,000 in the aggregate, other than the acquisition of supplies in the ordinary course of business;

          (o)   transfer, sell, lease, license, mortgage, pledge, surrender, encumber, divest, cancel, abandon or allow to lapse or expire or otherwise dispose of any assets (whether real, personal, tangible or intangible) for consideration in excess of $50,000 in the aggregate, other than (i) Intellectual Property Rights no longer used by or material to Seller or any of its Subsidiaries or licenses of Intellectual Property Rights entered into in the ordinary course of the NC Business consistent with past practice and (ii) sales of inventory or obsolete equipment no longer used or useful in the NC Business in the ordinary course of the NC Business consistent with past practice;

          (p)   pay, discharge, settle or compromise any pending or threatened suit, action or claim which (A) requires any payment by any Acquired Company after the Closing or (B) involves injunctive or equitable relief or restrictions on the conduct of the NC Business after the Closing;

          (q)   incur or commit to any capital expenditures other than capital expenditures incurred or committed to in the ordinary course of business not to exceed $100,000 in the aggregate; or

          (r)   authorize any of, or commit to do or agree to take, whether in writing or otherwise, any of the foregoing actions.

        SECTION 5.02.    Pre-Closing Access to Information.     From the date hereof until the Closing, Seller shall afford, insofar as permitted by Law, and shall cause the Acquired Companies and the Asset Sellers to afford the employees, agents and representatives of Purchaser reasonable access, during normal business hours, to the offices, properties, facilities, and Records of the NC Business, as Purchaser reasonably deems necessary or advisable, and to those NC Employees to whom Purchaser reasonably requests access. All information obtained by Purchaser and its employees, agents and representatives pursuant to this Section 5.02 shall be kept confidential in accordance with the Confidentiality Agreement.

        SECTION 5.03.    Regulatory and Other Authorizations; Notices and Consents.     (a) Each of Seller and Purchaser shall:

              (i)  use its best efforts to obtain all authorizations, consents, orders and approvals of all Governmental Authorities that may be or become necessary for its execution and delivery of, and the performance of its obligations pursuant to, this Agreement and shall cooperate fully with the other Party in promptly seeking to obtain all such authorizations, consents, orders and approvals, including those necessary to cause the conditions in Section 2.02(b) and Section 2.03(b) to be satisfied;

             (ii)  if required, no later than 5 Business Days after the date on which the Parties become aware of such requirement, file with the United States Federal Trade Commission (the "FTC") and the United States Department of Justice (the "DOJ") the notification and report form required for the Transactions under the HSR Act and shall, as promptly as practicable, file any supplemental information requested in connection therewith pursuant to the HSR Act. Any such notification and report form shall comply with the HSR Act and the Parties shall request early termination of the applicable waiting period under the HSR Act. Each of

    Seller and Purchaser shall furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of any filing or submission that is necessary under the HSR Act. Seller and Purchaser shall keep each other fully apprised of the status of any communications with, and any inquiries or requests for additional information from, the FTC and the DOJ and shall comply promptly with any such inquiry or request and shall promptly provide any supplemental information requested in connection with the filings made hereunder pursuant to the HSR Act. Any such supplemental information shall comply with the HSR Act;

            (iii)  as soon as practicable after the date hereof, make an appropriate filing to any other Governmental Authority responsible for the enforcement of antitrust Law with respect to the Transactions and shall, as promptly as practicable, file any supplemental information requested in connection therewith. Any such filing shall comply with the relevant antitrust Law. Each of Seller and Purchaser shall furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission that is necessary under the relevant antitrust Law. Seller and Purchaser shall keep each other fully apprised of the status of any communications with, and any inquiries or requests for additional information from, the relevant Governmental Authorities and shall comply promptly with any such inquiry or request and shall promptly provide any supplemental information requested in connection with the filings made hereunder pursuant to the relevant antitrust Law. Any such supplemental information shall comply with the relevant antitrust Law; and

            (iv)  use its best efforts to contest any Action seeking to restrain or enjoin the Transactions and to avoid the imposition of such restraint or injunction, and if any such Governmental Order has been granted or issued, use its best efforts to have such Governmental Order vacated or lifted.

          (b)   Purchaser and Seller shall each be responsible for 50% of the filing fees required in order to make any filing under Section 5.03(a).

          (c)   Seller shall or shall cause the Acquired Companies and, with respect to the Acquired Assets only, the Asset Sellers, to give such notices to third parties (other than Governmental Authorities) and use their reasonable best efforts to obtain such third party consents as are necessary in connection with the Transactions. Purchaser shall cooperate and use its reasonable best efforts to assist Seller in giving such notices and obtaining such consents. Notwithstanding anything in the foregoing to the contrary, except as set forth in Section 5.03(b) of the Seller Disclosure Letter, neither Party shall be required to pay or commit to pay any amount to (or incur any obligation in favor of) any Person from whom any such consent may be required.

          (d)   Notwithstanding the foregoing or any other covenant of Purchaser set forth in this Agreement, Purchaser shall not be required to hold separate (by trust or otherwise) or to divest, dispose of, discontinue or assign any of (A) the businesses or assets of Purchaser, the Fund or any of their respective Affiliates, or (B) any Acquired Asset or Acquired Company in order to comply with the HSR Act.

        SECTION 5.04.    Notice of Developments.     Prior to the Closing, each Party shall, promptly after obtaining knowledge of the occurrence (or non-occurrence) of any event, circumstance or fact arising subsequent to the date of this Agreement which would reasonably be expected to result in the inaccuracy or breach of any representation or warranty or covenant of such Party in this Agreement, give notice thereof to the other Party and shall use its reasonable best efforts to prevent or to remedy promptly such breach; provided, however, that the delivery of, or failure to deliver, any notice pursuant to this Section 5.04 shall not limit or otherwise affect the remedies available hereunder and shall not be or be deemed to be a cure for any such breach.

        SECTION 5.05.    Insurance.     (a) Seller shall use its reasonable best efforts to keep, or cause to be kept, all current insurance policies to the extent relating to the NC Business, in full force and effect through the close of business on the Closing Date.

          (b)   Subject to Section 5.05(d), as of the close of business on the Closing Date, Seller may terminate or cause its Affiliates to terminate insurance coverage relating to the NC Business (including, for the avoidance of doubt, the Acquired Companies and the Acquired Assets) under the general corporate policies of insurance of Seller for the benefit of all of its controlled Subsidiaries, but not any policy that covers exclusively one or more Acquired Companies or any of the Acquired Assets (and does not cover any Excluded Assets or any entity that is not an Acquired Company). Notwithstanding the foregoing, Seller shall not terminate any occurrence based insurance policy unless the Acquired Companies shall be entitled to coverage under, in accordance with the terms of, such policy with respect to events occurring prior to the Closing Date (it being understood that the NC Business shall be responsible for any deductible payable under the terms of the applicable policy in connection with any such claims policy).

          (c)   To the extent that, after the Closing Date, the Parties require any information regarding claim data, payroll or other information in order to make filings with insurance carriers, Purchaser and Seller shall cooperate with each other in accordance with Section 5.06 (including the expense related provisions thereof).

          (d)   At or prior to the Closing, Seller shall obtain and fully pay for tail coverage with respect to all directors' and officers' liability insurance policies providing coverage to Seller and each of its Subsidiaries (including the Acquired Companies) prior to the Closing (the "D&O Covered Parties"). The tail coverage shall have a runoff term of at least six years and shall be placed with deductible levels, retentions, levels of coverage and other terms at least as favorable to the D&O Covered Parties as the existing policies, and such tail policy shall include such endorsements as Purchaser may reasonably request.

        SECTION 5.06.    Books and Records.

          (a)   Purchaser and Seller shall cooperate with each other, and shall cause their officers, employees, agents, auditors and representatives to cooperate with each other, for a period of 24 months after the Closing to ensure the orderly transition of the NC Business from Seller to Purchaser and to minimize any disruption to the respective businesses of Seller and Purchaser that might result from the Transactions. Any costs or expenses which arise from the Parties' compliance with this Section 5.06 shall be borne by the Party requesting such action, access, assistance or delivery.

          (b)   For a period of 24 months after the Closing, upon reasonable notice, Purchaser and Seller shall furnish or cause to be furnished to each other and their employees, counsel, auditors and representatives access, during normal business hours, to such information and assistance relating to the NC Business and the Acquired NC Assets as is reasonably necessary for the transition of the Continuing Employees, financial reporting and accounting matters, the prosecution or defense of legal proceedings, the preparation and filing of any Tax Returns or the defense of any Tax audit, claim or assessment. Neither Party shall be required by this Section 5.06 to take any action that would unreasonably interfere with the conduct of its business or unreasonably disrupt its normal operations or result in any actual breach of the Law or give rise to any other actual compliance concern.

          (c)   As soon as reasonably practical after the Closing Date but in no event later than 10 days after the Closing Date, Seller shall deliver or cause to be delivered to Purchaser all Records in the possession of Seller or its Affiliates (other than the Acquired Companies) relating to the NC Business; provided, however, that:

              (i)  Purchaser recognizes that certain Records may relate primarily to Seller or to subsidiaries or divisions of Seller other than the NC Business and that Seller may retain such Records and shall provide true and complete copies of the relevant portions thereof to Purchaser,

             (ii)  Seller may retain all Records prepared in connection with the Transactions contemplated by this Agreement, including in connection with discussions held with other parties and analyses relating to any alternative to the Transactions; and

            (iii)  Seller may retain any Tax Returns and Purchaser shall be provided with copies of such Tax Returns only to the extent that they relate to separate Tax Returns or separate Liability for Taxes of any of the Acquired Companies, Acquired Assets or Purchaser.

        SECTION 5.07.    Further Action.     Prior to and after the Closing, each of the Parties shall use its reasonable best efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable, in the reasonable opinion of Purchaser, under applicable Law, and execute and deliver such documents and other papers, as may be required to consummate the Transactions and to carry out and effectuate the purpose and intent of this Agreement, including to effect the transfer of all of the Acquired NC Assets (including benefits plans and insurance policies (other than Seller's directors and officers policies) to Purchaser and facilitate the assignment and assumption of any Assumed Liabilities by Purchaser.

        SECTION 5.08.    Confidentiality.     (a) Purchaser acknowledges that the information provided or to be provided to it in connection with the Transactions is subject to the terms of the Confidentiality Agreement, the terms of which are incorporated herein by reference. Effective upon, and only upon, the Closing, the Confidentiality Agreement shall terminate with respect to information relating solely to the NC Business; provided, however, that Purchaser acknowledges that any and all other information provided to it by Seller or Seller's representatives concerning Seller shall remain subject to the terms and conditions of the Confidentiality Agreement after the Closing Date.

          (b)   Notwithstanding anything to the contrary set forth in this Agreement or the Confidentiality Agreements, any Party to this Agreement (and any employee, representative or other agent of such Party) may disclose to any and all Persons, without limitation of any kind, the Tax treatment and Tax structure of the Transactions and all materials of any kind (including opinions or other Tax analyses) that are provided to it relating to such Tax treatment and Tax structure to the extent required by Code Section 6011 and the regulations thereunder in order to avoid the Transactions being treated as a "Confidential Transaction" as defined by such regulations, except that (i) this provision shall not permit disclosure until the earliest of (A) the date of the public announcement of discussions relating to the Transactions, (B) the date of the public announcement of the Transactions or (C) the date of the execution of an agreement (with or without—conditions) to enter into the Transactions and (ii) this provision shall not permit disclosure to the extent that nondisclosure is necessary in order to comply with applicable securities laws. Nothing in this Agreement shall in any way limit any Party's ability to consult any Tax advisor (including a Tax advisor independent from all other entities involved in the Transaction) regarding the Tax treatment or Tax structure of the Transaction or to respond to or otherwise comply with any request from any Taxing Authority (including Tax audits).

          (c)   Seller recognizes that by reason of its ownership of the NC Business it and its Affiliates have acquired confidential information and trade secrets concerning the operation of the NC Business, the use or disclosure of which could cause Purchaser or its Affiliates substantial loss and damages that could not be readily calculated and for which no remedy at law would be adequate.

  Accordingly, Seller covenants to Purchaser that Seller and its Affiliates will not, for a period of three years following the date of this Agreement, except in performance of its obligations to Purchaser or with the prior written consent of Purchaser, directly or indirectly, disclose any proprietary, secret or confidential information relating to the NC Business that it may learn or has learned by reason of its ownership of the NC Business, unless (i) it is in the public domain or comes into the public domain (other than as a result of a disclosure by Seller or its Affiliates), (ii) it is generally made available to third parties without any limitation on its use or disclosure, (iii) is disclosed to Seller or its Affiliates by a third party having the right to do so, (iv) disclosure is required by applicable Law (including in connection with the filing of any Tax Return or the conduct of any Tax audit), or (v) disclosure is necessary to enforce any of Seller's or its Affiliates rights.

        SECTION 5.09.    Excluded Assets; Excluded Liabilities.     Prior to the Closing, Seller shall cause (a) all Excluded Assets that reside in any Acquired Company to be transferred to Seller or a Subsidiary of Seller (other than any Acquired Company), and (b) the Excluded Liabilities that reside in any Acquired Company to be discharged or assumed by Seller or a Subsidiary of Seller (other than an Acquired Company), in each case without Liability to any Acquired Company or Purchaser.

        SECTION 5.10.    Proxy Statement; Stockholders' Meeting.

          (a)    Proxy Statement.    Seller shall engage a proxy solicitation firm (which proxy solicitation firm shall be reasonably acceptable to Purchaser) and prepare (with the reasonable assistance of Purchaser) and file a preliminary proxy statement relating to the Stockholders' Meeting (together with any amendments thereof or supplements thereto, the "Proxy Statement") as soon as practicable following the date hereof (and, in any event, within 10 Business Days from the date of this Agreement) with the SEC and Seller and Purchaser shall cooperate with each other in connection with the preparation of the foregoing; provided, that if such 10 Business Day period is deemed insufficient in Seller's good faith, reasonable judgment for the fulsome preparation and filing of the Proxy Statement, then with the consent of Purchaser (such consent not to be unreasonably withheld or delayed), such period shall be extended for 5 additional Business Days. Seller shall use its reasonable best efforts to deliver an initial draft of the Proxy Statement to Purchaser within 5 Business Days of the date of this Agreement. The Proxy Statement shall include the Board Recommendation. Seller shall use its reasonable best efforts to respond (with the reasonable assistance of Purchaser) as promptly as practicable to any comments of the SEC or its staff, and to cause the Proxy Statement to be mailed to Seller's stockholders at the earliest practicable time after the resolution of all such comments. Seller shall notify Purchaser promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and will supply Purchaser with copies of all correspondence between Seller or any of Seller's Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement or the Transactions as promptly as commercially practical after receipt thereof. If at any time prior to the Stockholders' Meeting there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, Seller shall promptly after becoming aware thereof, inform Purchaser of such fact or event and prepare (with the reasonable assistance of Purchaser) and mail to its stockholders such an amendment or supplement, in each case to the extent required by applicable Law. Purchaser shall cooperate with Seller in the preparation of the Proxy Statement or any amendment or supplement thereto. Without limiting the generality of the foregoing, Purchaser will furnish to Seller in writing all information as Seller may reasonably request in connection with the foregoing and the preparation of the proxy Statement, including all information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement. Subject to applicable Law, notwithstanding anything to the contrary contained herein, prior to filing or mailing the Proxy Statement or filing any other required filings (or, in each case, any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, Seller shall provide Purchaser with a reasonable opportunity to review and comment on the Proxy Statement or respond and shall consider in good faith comments reasonably proposed by Purchaser and shall not unreasonably exclude the comments provided by Purchaser.

          (b)    Stockholders' Meeting.    Seller shall, as promptly as practicable following the date of this Agreement, establish a record date for, duly call, give notice of, convene and hold a meeting of its holders of Common Stock for the purpose of obtaining the Stockholder Approval (the "Stockholders' Meeting"). The Stockholders' Meeting shall be held as promptly as commercially practicable following the date on which the Proxy Statement is cleared by the SEC. Notwithstanding anything to the contrary contained in this Agreement, Seller may adjourn or postpone the Stockholders' Meeting after consultation with Purchaser and with Purchaser's consent (such consent not to be unreasonably withheld or delayed) (i) to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the stockholders of Seller within a reasonable amount of time in advance of the Stockholders' Meeting or (ii) if as of the time for which the Stockholders' Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Stockholders' Meeting. Notwithstanding anything to the contrary in this Agreement, unless this Agreement has been terminated pursuant to Article VII, if the Board shall have withheld, withdrawn, qualified or modified the Board Recommendation, or issued an Adverse Recommendation Change, Seller shall nonetheless submit this Agreement to its stockholders at the Stockholders' Meeting. With Purchaser's consent (such consent not to be unreasonably withheld or delayed), Seller may also seek the affirmative vote of the holders of a majority of the outstanding shares of Seller's Common Stock of the dissolution of Seller at the Stockholders' Meeting.

          (c)    Plan of Dissolution; Distribution.    The Board will, subject to its fiduciary duties, submit to the stockholders of Seller for their approval, a plan of dissolution that will provide that, subject to the fiduciary duties of the members of the Board, Seller will be dissolved after the Closing and its remaining assets will be distributed to its stockholders as promptly as the Board determines in good faith is advisable, taking into account applicable Law and the Liabilities of Seller and its remaining Subsidiaries after the Closing.

          (d)    No Restriction.    Nothing in this Section 5.10 shall be deemed to prevent Seller or the Board from taking any action they are permitted or required to take under or are required to take under applicable Law. Nothing contained in this Agreement shall give Purchaser, directly or indirectly, the right to control or direct Seller's or any Company's operations prior to the Closing Date.

        SECTION 5.11.    No Solicitation of Transactions.

          (a)   Seller shall not, and shall use reasonable best efforts to cause each of its Subsidiaries and each of their Representatives to, immediately cease and cause to be terminated any discussions or negotiations with any parties (other than Purchaser and its Representatives) that may be ongoing as of the date hereof with respect to a Takeover Proposal. Seller shall not, and shall use reasonable best efforts to cause each Subsidiary and its Representatives not to, (i) directly or indirectly solicit, initiate, or knowingly encourage any Takeover Proposal, (ii) enter into any agreement or agreement in principle with respect to a Takeover Proposal or (iii) participate in any way in any negotiations or discussions regarding, or furnish or disclose to any third party any information with respect to, any Takeover Proposal.

          (b)   Notwithstanding anything to the contrary contained herein, if at any time on or after the date hereof and prior to obtaining the Stockholder Approval, in response to a bona fide written

  Takeover Proposal from a Person, other than the senior secured lender to Seller's Subsidiaries, which the Board reasonably determines appears to be capable of pursuing such Takeover Proposal that (i) was not solicited in violation of this Section 5.11 by Seller, any Subsidiary of Seller or any of their respective Representatives, (ii) does not contain any financing contingency and (iii) provides for gross consideration to be received by Seller and/or its stakeholders of at least $117,500,001, the Company may (x) furnish information and/or draft agreements with respect to Seller and the Companies to the Person making such Takeover Proposal (and its Representatives) pursuant to a customary confidentiality agreement (provided that all such information and a summary of the material terms of any such draft agreements have previously been made available to Purchaser or is made available to Purchaser prior to, or concurrently with, the time it is provided to such Person) and (y) participate in discussions or negotiations with the Person making such Takeover Proposal (and its Representatives) regarding such Takeover Proposal; provided, further that Seller shall promptly provide to Purchaser (and in any event within 24 hours) (1) a copy of any Takeover Proposal made in writing provided to Seller or any of its Subsidiaries, and the identity of the Person making the Takeover Proposal, and (2) a written summary of the material terms of any such Takeover Proposal not made in writing.

          (c)   Seller shall keep Purchaser reasonably informed of any material developments, discussions or negotiations regarding any Takeover Proposal on a current basis (and in any event within 24 hours) and shall notify Purchaser of the status of such Takeover Proposal. Seller agrees that it and its Subsidiaries will not enter into any confidentiality agreement with any Person subsequent to the date hereof which prohibits Seller from providing any information to Purchaser in accordance with this Section 5.11.

          (d)   Notwithstanding the foregoing, no provision of this Agreement shall restrict Seller, any Subsidiary of Seller or any of their respective Representatives from participating in discussions or negotiations with respect to any matter, or otherwise furnishing any information to, BTMU Capital Corporation or any of its Affiliates or its or their respective Representatives with respect to a Takeover Proposal that is not sponsored and led by the senior secured lender to Seller's Subsidiaries.

          (e)   Except as expressly permitted by this Section 5.11(e), the Board shall not (i) change, qualify, withhold, withdraw or modify, or publicly propose to change, qualify, withhold, withdraw or modify, in a manner adverse to Purchaser, the Board Recommendation, (ii) take any formal action or make any recommendation or public statement in connection with a Takeover Proposal that is structured as either a tender offer or an exchange offer other than a recommendation against such offer or a "stop, look and listen" communication by the Board pursuant to Rule 14d-9(f) of the Exchange Act, or (iii) adopt, approve or recommend, or publicly propose to approve or recommend to the stockholders of Seller a Takeover Proposal (actions described in clauses (i) to (iii) being referred to as a "Adverse Recommendation Change")), or (iv) authorize, cause or permit Seller or any of its Subsidiaries to enter into any Seller Acquisition Agreement. Notwithstanding anything to the contrary herein, prior to the time the Stockholder Approval is obtained, but not after, the Board may, in response to a Takeover Proposal that the Board determines in good faith (after consultation with its outside counsel and its independent financial advisor) constitutes a Superior Proposal, make an Adverse Recommendation Change or authorize, cause or permit Seller or any of its Subsidiaries to enter into a Seller Acquisition Agreement with respect to a Takeover Proposal, if, in the case of any such action, the Board has determined in good faith, after consultation with independent financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the fiduciary duties of Seller's directors under applicable Law; provided, however, that (w) Seller has given Purchaser at least five Business Days' prior written notice of its intention to take such action (which notice shall specify the material terms and conditions of any such Superior Proposal (including the identity of the party making such Superior

  Proposal) and has contemporaneously provided a copy of the relevant proposed transaction agreements with the party making such Superior Proposal), (x) Seller has negotiated, and has used its reasonable best efforts to cause its Representatives to negotiate, in good faith with Purchaser during such notice period to the extent Purchaser wishes to negotiate, to enable Purchaser to revise the terms of this Agreement such that it would cause such Superior Proposal to no longer constitute a Superior Proposal and (y) following the end of such notice period, the Board shall have considered in good faith any changes to this Agreement proposed in writing by Purchaser, and shall have determined that the Superior Proposal would continue to constitute a Superior Proposal if such revisions were to be given effect. In the event that during such notice period any revisions are made to terms of such Superior Proposal and the Board in its good faith judgment reasonably determines that such revisions are material (it being agreed that any change in the purchase price in such Superior Proposal shall be deemed a material revision), Seller shall, in each case, deliver to Purchaser an additional notice and a notice period of three Business Days shall have recommenced from the date of receipt of such additional notice unless the event requiring notice pursuant to this Section 5.11(e) occurred less than three Business Days prior to the Stockholders' Meeting, in which case Seller shall deliver notice to Purchaser of such event as promptly as practicable. For clarity and the avoidance of doubt, Seller will not enter into any agreement with any party in contravention or inconsistent with this Section 5.11.

          (f)    Notwithstanding anything to the contrary contained herein, nothing in this Section 5.11 shall prohibit or restrict Seller or the Board from (i) taking and/or disclosing to the stockholders of Seller a position contemplated by Rule 14e-2 promulgated under the Exchange Act or (ii) making any disclosure to the stockholders of Seller if, in the good faith judgment of the Board, such disclosure would be reasonably necessary under applicable Law (including Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act).

        SECTION 5.12.    Employee Benefits Matters.

          (a)   Prior to Closing but effective upon the Closing Date, Purchaser or an Affiliate thereof shall make offers of employment to the employees of the Asset Sellers; provided, however, that such offers of employment shall be sufficient so as to give rise to no Seller liability under the Worker Adjustment and Retraining Notification Act of 1988, or any similar Law (collectively, the "WARN Act"). Purchaser shall include in its offers of employment a release to be entered into by the employee in favor of the Seller and its Affiliates, provided, however, that if an employee objects to the release, Purchaser shall not be required to retain the release as a condition of employment. Each such employee who is offered and accepts employment with Purchaser or an Affiliate thereof shall be considered a "Continuing Employee" on the date their employment with such employer commences. For a period of no less than 12 months following the Closing, Purchaser shall provide or cause to be provided to each Continuing Employee, compensation and employee benefits that are no less favorable in the aggregate to those provided to such Continuing Employee by Seller and its Affiliates immediately prior to the Closing. The preceding sentence shall not preclude Purchaser or its Affiliates at any time following the Closing from terminating the employment of any Continuing Employee for any reason (or no reason).

          (b)   Provided that on or before the Closing, Seller has provided Purchaser with a list of all employee layoffs, by date and location, implemented by the Assets Sellers in the 90-day period preceding the Closing Date, Purchaser shall not take any action (including layoffs) which will result in any Liability to Seller under the WARN Act.

          (c)   Seller and Purchaser shall take all actions necessary to transfer and assign effective on the Closing Date each Seller Employee Plan (other than Seller's 401(k) plan) and NC Employment Agreement of any Asset Seller employee set forth on Section 5.12(c) of the Seller Disclosure Letter to Purchaser or one of its Affiliates, and Seller shall take all actions necessary to terminate any existing Seller Employee Plan which is not set forth on Section 5.12(c) of the Seller Disclosure Letter.

          (d)   Subject to Purchaser being reasonably satisfied, consistent with the regulations under Section 401(a)(31) of the Code, that Seller's 401(k) plan meets the requirements for qualification under Section 401(a) of the Code, and that all matching under Purchaser's 401(k) plans is provided for in Seller's 401(k) Plan, Purchaser agrees to cause Purchaser's 401(k) plan to accept, a "direct rollover" to Purchaser's 401 (k) plan of each Continuing Employee's account balances (including promissory notes evidencing all outstanding loans) under Seller's 401(k) plan if such rollover is elected in accordance with applicable Law by such Continuing Employee. On or prior to the Closing, Seller shall terminate Seller's 401(k) plan.

          (e)   Each Continuing Employee shall be given credit for all service with Seller and its Subsidiaries and their respective predecessors under any Seller Employee Plan, including any such plans providing vacation, sick pay, severance and retirement benefits maintained by Purchaser in which such Continuing Employees participate for purposes of eligibility, vesting and entitlement to benefits, including for severance benefits and vacation entitlement (but not for accrual of retirement type benefits), to the extent past service was recognized for such Continuing Employees under the comparable Seller Employee Plans immediately prior to the Closing, and to the same extent past service is credited under such plans or arrangements for similarly situated employees of Purchaser. Notwithstanding the foregoing, nothing in this Section 5.12(b) shall be construed to require crediting of service that would result in duplication of benefits or service credit for benefit accruals under a retirement type plan.

          (f)    In the event of any change in the welfare benefits provided to Continuing Employees following the Closing, Purchaser shall use commercially reasonable efforts to cause (i) the waiver of all limitations as to pre-existing conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Continuing Employees under any such welfare benefit plans to the extent that such conditions, exclusions or waiting periods would not apply in the absence of such change, and (ii) for the plan year in which the Closing occurs, the crediting of each Continuing Employee with any co-payments and deductibles paid prior to any such change in satisfying any applicable deductible or out-of-pocket requirements after such change.

          (g)   Seller and Purchaser shall each provide the other (and their designated agents and third-party service providers) with prompt liaison necessary for them (and their agents and third-party service providers) implement these covenants; provided, however, that each party shall comply with the HIPAA privacy and security rules and other applicable Laws relating to the protection of health data, in the implementation of these covenants.

          (h)   The Parties hereto acknowledge and agree that all provisions contained in this Section 5.12 are included for the sole benefit of the Parties hereto, and that nothing in this Agreement, whether express or implied, shall create any third party beneficiary or other rights (i) in any Continuing Employee, any participant in any employee benefit plan of Purchaser or its Affiliates, or any dependent or beneficiary thereof, or (ii) to continued employment with Purchaser or any of its Affiliates.

          (i)    Purchaser shall reimburse Seller for any severance payments (but no other amounts) arising under the agreements listed in paragraphs 2 and 3 of Section ACA of the Seller Disclosure Letter to the extent such obligations are triggered (and not waived or otherwise released by the employees who are parties to such agreements) as a result of a termination of employment in connection with the consummation of the Transactions.

        SECTION 5.13.    Retention Bonus Plan.     As soon as practicable following the date hereof (and, in any event, within 10 Business Days), Seller shall implement a retention bonus plan on such terms and conditions as are reasonably consented to by Purchaser) (the "Retention Bonus Plan") which provides for aggregate payments of up to $290,000 (maximum payments of $145,000 to be payable on each of (i) the Closing Date by Seller (or one of its Affiliates) (the "Seller Retention Portion") and (ii) six months following the Closing Date by Purchaser (or one of its Affiliates) (the "Purchaser Retention Portion")) to the NC Employees listed, and in the amounts set forth, in Section 5.13 of the Seller Disclosure Letter who become Continuing Employees and remain employed by Purchaser or one of its Affiliates as of the applicable payment bonus payment date; provided that if the actual amount of the Purchaser Retention Portion incurred by Purchaser and its Affiliates in connection with the Retention Bonus Plan is less than $145,000, one half of such shortfall shall be promptly (but in no event less than 5 Business Days after the six month anniversary of Closing) be paid in cash to Seller by wire transfer to an account designated by Seller.

        SECTION 5.14.    Director Resignations.     Seller shall use its reasonable best efforts to obtain the written resignation(s) of each director of any Acquired Company identified by Purchaser at least five Business Days prior to Closing Date, effective as of the Closing Date.

        SECTION 5.15.    Deposit Account Control Agreement.     In consideration for the mutual covenants and other agreements contained in this Agreement, Seller hereby grants for the exclusive benefit of Purchaser an Encumbrance upon and security interest in a bank account (the "Deposit Account") to be established as soon as practicable following the date hereof (and, in any event, within 7 Business Days). Seller shall execute a deposit account control agreement (such agreement, including any subordination or intercreditor agreement relating to the Deposit Account, the "Deposit Account Control Agreement") in favor of Purchaser providing for a first lien on such Deposit Account (the terms of which are reasonably satisfactory to Seller and Purchaser and shall include that no funds shall be withdrawn therefrom, unless expressly provided for in the Deposit Account Control Agreement, without the prior written consent of Purchaser). The Deposit Account shall maintain a balance no less than $500,000, such amount to be disbursed to Purchaser in satisfaction of any amounts as may be due to Purchaser as set forth in Section 7.02(c). In the event that all amounts due and payable to Purchaser under Section 7.02(c) have been satisfied, any remaining balance in the Deposit Account shall be released to Seller (or an account designated by Seller) within one Business Day of such satisfaction date, and Purchaser shall take all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable Law, and execute and deliver such documents and other papers, as may be required to release such balance to Seller.

        SECTION 5.16.    Extension of Accord and Satisfaction Agreement.     Seller may, and, if requested by Purchaser, shall, use its reasonable best efforts to obtain an extension of the Effectiveness Deadline (as such term is defined in the Accord and Satisfaction Agreement) from October 1, 2010 to the Outside Date. Notwithstanding any other provision of this Agreement, any action taken, or not taken, with the consent of Purchaser in connection with Seller's compliance with its obligations hereunder shall not be deemed a breach of this or any other provision of this Agreement.

        SECTION 5.17.    Enforcement of Certain Rights.     Seller shall, to the extent reasonably requested by Purchaser, use its reasonable best efforts (which, for this purpose, will include, at its cost, initiating and pursuing litigation in order to enforce its rights) to enforce its rights under the Accord and Satisfaction Agreement and the Deposit Account Control Agreement or to cause the secured lender to enter into the subordination or intercreditor agreement as contemplated in Section 5.15. Notwithstanding any other provision of this Agreement, any action taken, or not taken, with the consent of Purchaser in connection with Seller's compliance with its obligations hereunder shall not be deemed a breach of this or any other provision of this Agreement.

ARTICLE VI

Tax Matters

        SECTION 6.01.    Preparation and Filing of Returns; Payment of Taxes.

          (a)   Seller shall timely prepare and file, or cause to be prepared and filed, on a basis consistent with past practice, all Tax Returns with respect to the Acquired Companies that are required to be filed on or before the Closing Date. Seller shall timely pay or cause to be paid any Taxes shown on such Tax Returns as owing.

          (b)   Purchaser shall prepare and file, or cause to be prepared and filed, all Tax Returns with respect to the Acquired Companies that are required to be filed after the Closing Date. Purchaser shall timely pay any Taxes shown on such Tax Returns as owing.

        SECTION 6.02.    Refunds, Credits and Offsets.

          (a)   The amount or economic benefit of any refunds, credits or offsets of Taxes of any of the Acquired Companies whether for a Pre-Closing Tax Period or Post-Closing Tax Period shall be for the account of Purchaser; provide that notwithstanding the foregoing and for the avoidance of doubt, Seller shall be entitled to a refund of Taxes from the City of New York for the year 2006 and, if necessary, Purchaser shall reasonably cooperate with Seller to assist Seller (at Seller's expense) in obtaining this refund.

        SECTION 6.03.    Cooperation.     The Share Sellers, the Asset Sellers, the Acquired Companies, and Purchaser shall reasonably cooperate, and shall cause their respective Affiliates and Representatives reasonably to cooperate, in preparing and filing all Tax Returns and in resolving all disputes and audits with respect to all taxable periods relating to Taxes and in any other matters relating to Taxes, including (a) by maintaining and making available to each other all books and records and all relevant correspondence with Governmental Authorities in connection with Taxes and (b) by promptly informing each other of notice of any Tax audit or other Tax proceeding in respect of which the other Party or any of its Affiliates may have a Liability.

        SECTION 6.04.    Transfer Taxes.     All transfer, documentary, sales, use, stamp, registration and applicable real estate transfer and stock transfer Taxes incurred in connection with this Agreement and the Transactions shall be borne 50% by Purchaser and 50% by Seller. Seller shall make all reasonable filings, if available, required to be relieved of (and to relieve Purchaser from) any such transfer Taxes otherwise applicable to the Transactions.

        SECTION 6.05.    FIRPTA Certificate.     Seller shall deliver to Purchaser at the Closing a certificate or certificates in form and substance reasonably satisfactory to Purchaser certifying that the Transactions are exempt from withholding under Section 1445 of the Code.

        SECTION 6.06.    Aggregate Consideration Adjustments and Allocation.

          (a)   Seller and Purchaser shall treat any amounts payable pursuant to Section 2.04 as an adjustment to the Aggregate Consideration for Tax purposes, unless a final determination causes any such payment not to be treated as an adjustment to the Aggregate Consideration for U.S. Federal income Tax purposes.

          (b)   Seller and Purchaser shall agree to an allocation of the Aggregate Consideration among the Acquired NC Assets in accordance with Section 2.01(a)(iv). Seller and Purchaser and their Affiliates shall report, act and file Tax Returns (including but not limited to IRS Form 8594) in all respects and for all purposes consistent with such allocation. Neither Seller nor Purchaser shall take any position (whether in audits, tax returns or otherwise) that is inconsistent with such allocation unless required to do so by applicable Law.

          (c)   Seller (rather than Purchaser) shall take into account any income resulting from cancellation or modification of the BTMUCC Credit Facility on the Closing Date, and the Parties shall not elect or deem to have elected to treat any such modification as a modification of a debt of Purchaser pursuant to Section 1.1274-5(b)(2) of the Treasury Regulations or otherwise.

        SECTION 6.07.    Tax Sharing Agreements.     Seller shall cause any tax sharing, tax allocation or tax indemnification agreement between any of the Acquired Companies and either Seller or any subsidiary of Seller (excluding, for the avoidance of doubt, any Acquired Company) to be terminated at and as of the Closing.

        SECTION 6.08.    Tax Elections.     If Purchaser so requests at any time prior to Closing, Share Sellers shall elect to forego loss on disposition of the Acquired Companies (by reducing the basis) of such stock or interests under Section 1.1502-36(d)(6)(i)(A) of the Treasury Regulations. Seller shall furnish to Purchaser, at least 15 days prior to the timely filing of each of the foregoing elections, a copy of the completed form of such election for Purchaser's review and comment; provided, that if Purchaser requests such election to be made less than 15 days prior to the Closing, then Purchaser shall be granted a reasonable notice period to review such elections prior to the filing by Purchaser.

ARTICLE VII

Termination

        SECTION 7.01.    Termination.     This Agreement may be terminated at any time prior to the Closing:

          (a)   by the mutual written consent of Seller and Purchaser,

          (b)   by either Purchaser or Seller:

              (i)  if the Stockholder Approval is not obtained at the Stockholders' Meeting or any adjournment thereof at which this Agreement has been voted upon;

             (ii)  if the Closing shall not have occurred by November 13, 2010 (such date, or such later date as the Parties may agree to the "Outside Date"); provided, however, that the right to terminate this Agreement under this Section 7.01(b)(ii) shall not be available to any Party whose breach of any provision of this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date; or

            (iii)  if there shall be any Law that makes consummation of the Transactions illegal or otherwise prohibited or any Governmental Order of any Governmental Authority having competent jurisdiction is entered enjoining Seller or Purchaser from consummating the Transactions and such Governmental Order has become final and nonappealable; provided, however, that prior to termination pursuant to this Section 7.01(b)(iii) each of the Parties shall have used its reasonable best efforts to resist, appeal, obtain consent under, resolve or lift, as applicable, the Law or Order and shall have complied in all material respects with its obligations under this Agreement; provided, further, however, that the right to terminate this Agreement pursuant to this Section 7.01(b)(iii) shall not be available to any Party whose breach of any provision of this Agreement results in the imposition of any such Governmental Order or the failure of such Governmental Order to be resisted, resolved or lifted, as applicable.

          (c)   by Seller:

              (i)  if Purchaser shall have materially breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in

    Section 2.03 and (B) cannot be cured by Purchaser, or if capable of being cured, shall not have been cured within 15 Business Days follow receipt by Purchaser of written notice of such breach or failure to perform from Seller (or, if earlier, the Outside Date); provided that, Seller shall not have the right to terminate this Agreement pursuant to this Section 7.01(c)(i) if it is then in material breach of any representations, warranties, covenants or other agreements hereunder that would result in the conditions to Closing set forth in Section 2.02 not being satisfied; or

             (ii)  prior to the receipt of the Stockholder Approval, in order to enter into a Seller Acquisition Agreement that constitutes a Superior Proposal, if, (A) Seller has complied in all material respects with the requirements of Section 5.11 and (B) prior to or concurrently with such termination, Seller pays the amounts due to Purchaser under Section 7.02.

          (d)   by Purchaser:

              (i)  if (A) Seller shall have materially breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement (except the covenants and agreements in Section 5.11), which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 2.02 and (ii) cannot be cured by Seller, or if capable of being cured, shall not have been cured within 15 Business Days following receipt by Seller of written notice of such breach or failure to perform from Purchaser (or, if earlier, the Outside Date); provided that, Purchaser shall not have the right to terminate this Agreement pursuant to this Section 7.01(d)(i) if it is then in material breach of any representations, warranties, covenants or other agreements hereunder that would result in the conditions to Closing set forth in Section 2.03 not being satisfied, (B) Seller shall have willfully or intentionally breached in any material respect its obligations under, or shall have knowingly permitted any of its Representatives to materially breach the terms of, Section 5.11, which breach, if curable by Seller, shall not have been cured by Seller within 5 Business Days following receipt by Seller of written notice of such breach, (C) the Accord and Satisfaction Agreement (including, for the avoidance of doubt, the related Waiver and Omnibus Amendment) is terminated, deemed null and void in accordance with the terms thereof or amended without the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed), or (D) the failure of the Seller to enter into, and to cause the secured lender to enter into, the Deposit Account Control Agreement as required under Section 5.15; or

             (ii)  if (A) the Board shall have failed to include the Board Recommendation in the Proxy Statement, (B) the Board shall have effected an Adverse Recommendation Change, (C) the Board shall have failed to recommend against any publicly announced Takeover Proposal and reaffirm the Board Recommendation, in each case, within 5 Business Days following a request by Purchaser to do so and in any event at least 2 Business Days prior to the Stockholders' Meeting (provided that Purchaser cannot make repeated requests for reaffirmation with respect to the same Takeover Proposal unless there has been a material change in the terms of such Takeover Proposal (as reasonably determined by the Board and, for the avoidance of doubt, any change in price or financing contingency will be deemed to be a material change for the purposes of this sentence) since the date of Purchaser's most recent request for reaffirmation), (D) Seller enters into a Seller Acquisition Agreement, or (E) Seller or the Board shall have publicly announced its intention to do any of the foregoing.

        SECTION 7.02.    Effect of Termination; Termination Fee.

          (a)   Except as otherwise set forth in this Section 7.02, in the event of a termination of this Agreement by either Seller or Purchaser as provided in Section 7.01, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Purchaser or

  Seller or their respective officers or directors; provided, however, that the provisions of this Section 7.02, Section 7.03 and Article 8 and the Confidentiality Agreement shall remain in full force and effect and survive any termination of this Agreement; provided, further, that no Party shall be relieved or released from any liabilities or damages arising out of its willful and material breach of any provision of this Agreement.

          (b)   If this Agreement is terminated pursuant to Section 7.01(c)(ii), then Seller shall pay Purchaser an amount equal to $4,500,000 (the "Termination Fee") prior to or concurrently with such termination. If this Agreement is terminated pursuant to Section 7.01 (d)(i)(B) or Section 7.01(d)(ii), then Seller shall pay Purchaser an amount equal to the Termination Fee within 1 Business Day of such termination. If this Agreement is terminated pursuant to Sections 7.01(b)(i), 7.01(b)(ii), 7.01(d)(i)(C) or 7.01(d)(i)(D) then, in the event that within 12 months of the date this Agreement is terminated, Seller consummates any Takeover Proposal or enters into a Seller Acquisition Agreement with respect to any Takeover Proposal and such Takeover Proposal is consummated (whether during or after such 12 month period) (either such consummated Takeover Proposal shall be referred to as a "Takeover Event Closing"), then Seller shall pay Purchaser the Termination Fee concurrently with such Takeover Event Closing. If this Agreement is terminated pursuant to Section 7.01(d)(i)(A), then Seller shall pay Purchaser an amount equal to $2,250,000 (the "Reduced Termination Fee") within 1 Business Day after such termination; provided, that in the event that a Takeover Event Closing subsequently occurs, Seller shall pay Purchaser the Termination Fee (less the amount of the Reduced Termination Fee previously paid) concurrently with such Takeover Event Closing.

          (c)   If this Agreement is terminated pursuant to Sections 7.01(b)(i), 7.01(b)(ii), 7.01(c)(ii), 7.01(d)(i) or 7.01(d)(ii), then Seller shall pay by wire transfer of same day funds to Purchaser or its designee(s) within one Business Day following the delivery by Purchaser of an invoice therefor, all out-of-pocket fees and expenses actually incurred by Purchaser or its Affiliates in connection with the transactions contemplated by this Agreement (the "Purchaser Expenses"). If this Agreement is terminated pursuant to Sections 7.01(b)(iii), and the primary cause of the promulgation of such Law or issuance of such Order was an Action initiated by (i) the SEC or (ii) by the stockholders of Seller relating to allegations of breach of fiduciary duties or other allegations of a violation of applicable Law relating to this Agreement or the Transactions, then Seller shall pay by wire transfer of same day funds to Purchaser or its designee(s) within one Business Day following the delivery by Purchaser of an invoice therefor, all Purchaser Expenses. Notwithstanding the foregoing, in no circumstances shall Seller ever be required to pay more than an aggregate of $500,000 pursuant to this Section 7.02(c).

          (d)   In the event that Purchaser shall receive full payment of all amounts owed by Seller pursuant to Sections 7.02(b) and 7.02(c), the receipt of such applicable Termination Fee and/or Purchaser Expenses shall be deemed to be liquidated damages (and not a penalty) for any and all losses or damages suffered or incurred by Purchaser or any of its Affiliates or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination, and none of Purchaser, any of its Affiliates or any other Person shall be entitled to bring or maintain any claim, action or proceeding against Seller or any of its Affiliates arising out of or in connection with this Agreement, any of the transactions contemplated hereby or any matters forming the basis for such termination.

          (e)   Each of the Parties hereto acknowledge that the agreements contained in this Section 7.02 are an integral part of the Transactions, and that without these agreements, Purchaser would not enter into this Agreement; accordingly, if Seller fails to timely pay any amount due pursuant to this Section 7.02, and, in order to obtain the payment, Purchaser commences a suit which results in a judgment against Seller for the payment set forth in this Section 7.02, Seller shall pay Purchaser its reasonable and documented costs and expenses (including reasonable and documented attorneys' fees) in connection with such suit, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received.

          (f)    Within 10 Business Days of the date hereof, Purchaser shall open a new bank account and provide Seller with wire transfer instructions to this bank account (the "Default Account"). Any amount due to Purchaser pursuant to this Section 7.02 shall be paid by wire transfer of immediately available funds to the Default Account, or to such other account designated in writing to Seller by Purchaser; provided that, in all circumstances, payment to the Default Account shall satisfy the obligations imposed by this Section 7.02; and, provided, further, that, once opened, Purchaser hereby agrees to keep open and available for wire transfers the Default Account for so long as the potential for a payment to Purchaser under this Article VII remains. For the avoidance of doubt, in no event shall Seller be obligated to pay, or cause to paid, the Termination Fee or the Reduced Termination Fee on more than one occasion.

        SECTION 7.03.    Fees and Expenses.     Except as otherwise expressly set forth in this Agreement, all fees and expenses incurred in connection herewith and the Transactions shall be paid by the Party incurring such expenses, whether or not the Closing occurs.

ARTICLE VIII

Other Matters

        SECTION 8.01.    Notices.     All notices, requests and other communications to any Party hereunder shall be in writing (including facsimile transmission) and shall be given,

  if to Seller, to:

  NexCen Brands, Inc.
  1330 Avenue of the Americas, 34th Floor
  New York, NY 10019
  Fax: (212) 247-7132
  Attn: General Counsel

  with copies to:

  Kirkland & Ellis LLP
  601 Lexington Avenue
  New York, New York 10016
  Fax: (212) 446-4900
  Attn: Jeffrey Symons

  if to Purchaser, to:

  Global Franchise Group, LLC
  c/o Levine Leichtman Capital Partners, Inc.
  335 North Maple Drive, Suite 130
  Beverly Hills, CA 90210
  Fax: (310) 275-1305
  Attn: Steven E. Hartman

  with copies to:

  Honigman Miller Schwartz and Cohn LLP
  2290 First National Building
  660 Woodward Avenue
  Detroit, MI 48226
  Fax: (313) 465-7457
  Attn: Joshua F. Opperer

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other Parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a Business Day, in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

        SECTION 8.02.    Amendments; No Waivers.     (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party to this Agreement or, in the case of a waiver, by each Party against whom the waiver is to be effective.

          (b)   No failure or delay by any Party in exercising any Right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other Right, power or privilege. The Rights and remedies herein provided shall be cumulative and not exclusive of any Rights or remedies provided by Law.

        SECTION 8.03.    Governing Law.     This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof; provided, however, that the laws of the respective jurisdictions of incorporation of each of the Parties hereto shall govern the relative rights, obligations, powers, duties and other internal affairs of such Party and its board of directors or equivalent governing body.

        SECTION 8.04.    Enforcement; Expenses of Litigation.     (a) Each Party hereby consents to the exclusive jurisdiction of any New York state or United States Federal court sitting in the City of New York with respect to disputes arising out of this Agreement.

          (b)   There are no intended third party beneficiaries of any provision of this Agreement.

          (c)   Upon final and non-appealable judgment by a court of competent jurisdiction with respect to any disputes arising out of this Agreement, the Party against which judgment has been entered shall reimburse the prevailing Party for all reasonable fees and expenses incurred in connection with the defense or prosecution, as the case may be, of such dispute.

        SECTION 8.05.    Severability.     If any term, provision, covenant, restriction or other condition of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other terms, provisions, covenants, restrictions and conditions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to either Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are consummated to the extent possible.

        SECTION 8.06.    Counterparts.     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.

        SECTION 8.07.    Assignment.     Neither this Agreement nor any of the Rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by either Party without the prior written consent of the other Party; provided that Purchaser may assign or collaterally assign its rights but not its obligations under this Agreement any Affiliate of Purchaser without the prior written consent of Seller (provided that such assignment shall not (i) release Purchaser from, or affect the obligations of Purchaser under, this Agreement, (ii) affect the obligations of the Fund under the Equity Commitment Agreement or (iii) impede or delay the consummation of the Transactions). Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

        SECTION 8.08.    WAIVER OF JURY TRIAL.     EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS.

        SECTION 8.09.    Entire Agreement.     This Agreement, together with the Confidentiality Agreement, constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter of this Agreement.

        SECTION 8.10.    Captions.     The captions herein are included for convenience of reference only and shall be ignored as in the construction or interpretation hereof.

        SECTION 8.11.    Specific Performance.     The Parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof. If any Party brings any Action to enforce specifically the performance of the terms and provisions hereof by any other Party hereto, the Outside Date shall automatically be extended by (i) the amount of time during which such Action is pending, plus 20 Business Days or (ii) such other time period established by the court presiding over such Action. If a court of competent jurisdiction has declined to specifically enforce the obligations of Purchaser to consummate the Transactions pursuant to a claim for specific performance brought against Purchaser pursuant to this Section 8.11, Seller may pursue any other remedy available to it at law or in equity, including monetary damages (which Purchaser agrees shall not be limited to reimbursement of expenses or out-of-pocket costs, and may include the benefit of the bargain lost by Seller's stockholders and creditors). If a court has granted an award of damages for such alleged breach against Purchaser, Seller may enforce such award and accept damages for such alleged breach.

        SECTION 8.12.    Public Announcement.     The initial press release regarding the Transactions shall be mutually agreed upon by Seller and Purchaser. Prior to Closing, neither Purchaser nor Seller shall issue or make any subsequent press release or other public statement with respect to the Transactions without prior written approval of the other Party, except as may be required by Law, provided that in any such case the disclosing Party shall provide the non-disclosing Party with adequate notice of any such proposed disclosure and a reasonable opportunity to comment thereon.

        SECTION 8.13.    No Survival.     None of the representations and warranties contained in Article III and Article IV or contained in any certificate or any writing delivered pursuant hereto shall survive the Closing or the termination of this Agreement hereunder. The covenants of Purchaser and Seller contained in the Agreement shall not survive the Closing other than those covenants and agreements contained herein that by their terms apply, or that are to be performed in whole or in part, after the Closing, which shall survive the Closing until fully performed.

[Signature page follows]

        IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Agreement, all as of the date first written above.

NEXCEN BRANDS, INC.
By:	/s/ KENNETH J. HALL
	Name:	Kenneth J. Hall
	Title:	Chief Executive Officer
GLOBAL FRANCHISE GROUP, LLC
By:	Levine Leichtman Capital Partners, Inc., its manager
By	/s/ STEVEN E. HARTMAN
	Name:	Steven E. Hartman
	Title:	Vice President

APPENDIX A

Definitions

        "Accord and Satisfaction Agreement" shall have the meaning set forth in Recitals hereto.

        "Accounting Principles" means GAAP consistently applied using the same methods, policies and procedures with consistent classifications and estimates as were used in the preparation of the Financial Statements, as modified by the sample Net Working Capital calculation set forth in Section CA.

        "Acquired Assets" means all assets, properties, Rights and businesses, of every kind and description, wherever located, real, personal or mixed, tangible or intangible, owned, leased, licensed, used or held for use by the Asset Sellers in the conduct of the NC Business, including but not limited to those items set forth in Section 1.02(a) of the Seller Disclosure Letter, but excluding the Excluded Assets.

        "Acquired Companies" means the Companies and each of the direct and indirect Subsidiaries of the Companies.

        "Acquired Contracts" means the Contracts set forth in Section ACA of the Seller Disclosure Letter.

        "Acquired NC Assets" means the Shares, the Acquired Assets and, for the avoidance of doubt, the Acquired Companies.

        "Action" means any claim, action, suit, arbitration, inquiry, proceeding, audit, contest, investigation or other action by or before any Governmental Authority.

        "Adverse Recommendation Change" shall have the meaning set forth in Section 5.11(e).

        "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. For purposes of this definition, following the Closing, none of Seller and its Subsidiaries, on the one hand, and Purchaser and its Affiliates, on the other hand, shall be deemed to be Affiliates of each other.

        "Aggregate Consideration" shall have the meaning set forth in Section 1.03.

        "Agreement" shall have the meaning set forth in the Recitals hereto.

        "Asset Sellers" means NB Supply and NFM.

        "Assumed Liabilities" means those Liabilities set forth on Section AL of the Seller Disclosure Letter.

        "Balance Sheet" means the audited consolidated balance sheet of Seller as of December 31, 2009 included in the Form 10-K filed by Seller.

        "Balance Sheet Date" means December 31, 2009.

        "Bankruptcy and Equity Exception" shall have the meaning set forth in Section 3.02.

        "Board" shall have the meaning set forth in Section 3.24.

        "Board Recommendation" shall have the meaning set forth in Section 3.24.

        "BTMUCC Credit Facility" means that certain amended and restated note funding agreement dated August 15, 2008 and entered into between BTMU Capital Corporation, NC Holding and the other parties thereto, as may be amended, restated and modified from time to time (including as amended January 29, 2008 and August 15, 2008).

        "BTMUCC Security Agreement" means that certain agreement dated August 15, 2008 and entered into between BTMU Capital Corporation, as agent, NC Holding and the other parties thereto, as may be amended, restated and modified from time to time (including as amended January 29, 2008,

August 15, 2008, September 11, 2008, December 24, 2008, January 27, 2009, July 15, 2009, August 6, 2009, January 14, 2010, February 10, 2010, March 12, 2010, March 30, 2010, April 20, 2010 and May 13, 2010).

        "Business Day" means any day other than a Saturday, Sunday or any other day which is a legal holiday under the Laws of the State of New York or is a say on which banking institutions located in the State of New York are authorized or required by Law or other governmental action to close.

        "Cash" means, as of the Determination Time, the cash and cash equivalents of the Acquired Companies, determined in accordance with the Accounting Principles (in each case, (i) excluding Restricted Cash, but (ii) including deposits in banks or other financial institution accounts of any kind and restricted cash collateralizing letters of credit extended on behalf of the Acquired Companies (other than the letter of credit issued to NFM by JPMorgan Chase Bank N.A. dated September 16, 2009)).

        "Closing" means the purchase and sale of the Shares, the Acquired Assets and the NBI Acquired Contracts.

        "Closing Balance Sheet" shall have the meaning set forth in Section 2.04(b)(i).

        "Closing Date" shall have the meaning set forth in Section 2.01.

        "Closing Date Funded Indebtedness" means, in each case except to the extent the following are included in the Closing Net Working Capital or in the Special Adjustment, as of the Determination Time, without duplication, the aggregate amount (including the current portions thereof) of all (i) indebtedness of the Acquired Companies (or otherwise included in the Assumed Liabilities) for borrowed money or for the deferred purchase price of property or services (but excluding trade payables and receivables in the ordinary course of business consistent with past practice), (ii) obligations of the Acquired Companies (or otherwise included in the Assumed Liabilities) evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations of the Acquired Companies (or otherwise included in the Assumed Liabilities) to pay rent or other amounts under any lease of real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet under Accounting Principals, (iv) bank overdrafts or liability or obligations of the Acquired Companies (or otherwise included in the Assumed Liabilities) under a letter of credit, banker's acceptance or note purchase facility, (v) interest expense accrued but unpaid to the date of determination on or relating to any of the items included in the foregoing clauses (i) to (iv), (vi) prepayment penalties, fees, premiums, costs and expenses (if any) relating to any of the Acquired Companies (or otherwise included in the Assumed Liabilities)that are required to be prepaid, (vii) liabilities of the Acquired Companies (or otherwise included in the Assumed Liabilities) under interest rate cap agreements, interest rate swap agreements, foreign currency exchange agreements and other hedging agreements or arrangements, (viii) any unsatisfied obligation of the Acquired Companies (or otherwise included in the Assumed Liabilities) for "withdrawal liability" to a "multi-employer plan" as such terms are defined under ERISA, and (ix) without duplication, indebtedness of the type described in clauses (i) through (viii) above guaranteed, directly or indirectly, by any of the Acquired Companies (or otherwise included in the Assumed Liabilities). For purposes of this Agreement, "Closing Date Funded Indebtedness" (A) shall not include any trade accounts payables to the extent included in the Closing Net Working Capital or in the Special Adjustment or any indebtedness under the BTMUCC Credit Facility and (B) shall be determined in a manner consistent with the Accounting Principles.

        "Closing Net Working Capital" means the Net Working Capital as of the Determination Time.

        "Closing Statement" shall have the meaning set forth in Section 2.04(b)(i).

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Common Stock" means Seller's issued and outstanding common stock, par value $.01 per share.

        "Company" and "Companies" means each of the entities listed on Section 1.01 of the Seller Disclosure Letter as referred to in this Agreement individually as a "Company" and collectively as the "Companies".

        "Confidentiality Agreement" means that certain confidentiality agreement entered into between Seller and Levine Leichtman Capital Partners, Inc. dated March 31, 2010.

        "Continuing Employees" shall have the meaning set forth in Section 5.12(a).

        "Contract" means any contract, arrangement, lease, license, indenture, agreement, commitment and any other legally binding arrangement, whether oral or written.

        "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means, with respect to any Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting interests, by Contract or otherwise.

        "Current Assets" means, to the extent an asset of any Acquired Company or otherwise included in the Acquired Assets, all (i) trade receivables, net of allowances, (ii) other receivables, (iii) inventory and prepaid expense and other current assets of the Acquired Companies or included in the Acquired Assets, all as determined in accordance with the Accounting Principles; provided that Current Assets shall not include any (A) Cash, (B) Restricted Cash, (C) the Seller Lease Deposits and Receivables or (D) the account receivable relating to the MM Agreement.

        "Current Liabilities" means, to the extent a Liability of any Acquired Company or otherwise included in the Assumed Liabilities, all (i) accounts payable and (ii) accrued expenses, all as determined in accordance with the Accounting Principles; provided that Current Liabilities shall not include (A) restructuring accruals, (B) deferred revenue, (C) acquisition related liabilities, (D) any item included in the Closing Date Funded Indebtedness or the Special Adjustment, (E) any potential payments owed to Jeffries & Co related to previous engagement letters entered into between Seller and Jeffries & Co., or (F) the payment contemplated by the MM Agreement and the Settlement Agreement, dated March 4, 2010, by and between Seller and Stuart Olsten, as the Securityholders' Representative under the MM Agreement.

        "Default Account" shall have the meaning set forth in Section 7.03(e).

        "Deferred Revenue Adjustment" means the amount of deferred revenue, determined in accordance with the Accounting Principles, of the Acquired Companies as of the Determination Time determined as follows: (i) with respect to the Franchise Agreements set forth in Section DRA(i) of the Seller Disclosure Letter, the lesser of $5,000 per Franchise Agreement and the actual deferred revenue with respect to that Franchise Agreement as of the Determination Time, (ii) with respect to each Franchise Agreement set forth in Section DRA(ii) of the Seller Disclosure Letter, the amount indicated as applicable to that Franchise Agreement in such Section of the Seller Disclosure Letter, (iii) with respect to each Franchise Agreement included in the deferred revenue of the Acquired Companies or the Asset Sellers governing a United States location, other than Franchise Agreements covered by clauses (i) or (ii), the lesser of $16,125 per Franchise Agreement and the actual deferred revenue with respect to that Franchise Agreement as of the Determination Time, and (iv) with respect to each Franchise Agreement included in the deferred revenue of the Acquired Companies or the Asset Sellers governing a non-United States location, other than Franchise Agreements covered by clauses (i) or (ii), the lesser of $18,000 per Franchise Agreement and the actual deferred revenue with respect to that Franchise Agreement as of the Determination Time.

        "Deposit Account" shall have the meaning set forth in Section 5.15.

        "Deposit Account Control Agreement" shall have the meaning set forth in Section 5.15.

        "Determination Time" shall have the meaning set forth in Section 2.04(a).

        "Disputed Items" shall have the meaning set forth in Section 2.04(b)(ii).

        "DOJ" shall have the meaning set forth in Section 5.03(a)(ii).

        "Employee Attrition Event" means a 25% or more reduction in the number of employees included in the Pre-Signing Employee Workforce as compared to the Pre-Closing Employee Workforce.

        "Encumbrance" means any security interest, pledge, mortgage, lien, charge, option to purchase or lease or otherwise acquire any interest, conditional sales agreement, claim, restriction, covenant, easement, right of way, title defect, adverse claim of ownership or use, or other encumbrance of any kind. The definition of "Encumbrance" shall not include any licenses or other rights to use or covenants not to assert Intellectual Property Rights.

        "Environmental Law" means any applicable federal, state, local or foreign Law (including common Law), treaty, regulation, rule, Governmental Order, or any agreement with any Governmental Authority, relating to the environment, natural resources, the effect of the environment on human health and safety, or to pollutants, contaminants, wastes or chemicals or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substances, wastes or materials.

        "Environmental Permits" means all permits, licenses, franchises, certificates, approvals and other similar authorizations of Governmental Authorities required by Environmental Laws and relating to the NC Business, the Acquired Companies or the Acquired Assets.

        "Equity Commitment Agreement" hall have the meaning set forth in the Recitals.

        "Equity Security" means (i) any capital stock or other equity security, (ii) any security directly or indirectly convertible into or exchangeable for any capital stock or other equity security or security containing any profit participation features, (iii) any warrants, options or other rights, directly or indirectly, to subscribe for or to purchase any capital stock, other equity security or security containing any profit participation features or directly or indirectly to subscribe for or to purchase any security directly or indirectly convertible into or exchangeable for any capital stock or other equity security or security containing profit participation features, or (iv) any stock appreciation rights, phantom stock rights or other similar rights.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "ERISA Affiliate" means any entity that would be deemed a "single employer" with Seller or any of its Subsidiaries under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

        "Escrow Agent" means the escrow agent under the Escrow Agreement, as reasonably agreed upon by the Parties.

        "Escrow Agreement" means an escrow agreement, in form and substance reasonably acceptable to Purchaser and Seller entered into by Purchaser, the Escrow Agent and Seller prior to Closing.

        "Estimated Aggregate Consideration" means an amount equal to (i) $112,500,000, minus (ii) the Estimated Closing Date Funded Indebtedness, plus (iii) the Estimated Net Working Capital Adjustment, minus (iv) the Estimated Special Adjustment, (v) minus the Estimated Deferred Revenue Adjustment, plus (vi) the Estimated Unrestricted Cash.

        "Estimated Balance Sheet" shall have the meaning set forth in Section 2.04(a).

        "Estimated Closing Date Funded Indebtedness" shall have the meaning set forth in Section 2.04(a).

        "Estimated Closing Statements" shall have the meaning set forth in Section 2.04(a).

        "Estimated Deferred Revenue Adjustment" shall have the meaning set forth in Section 2.04(a).

        "Estimated Net Working Capital Adjustment" shall have the meaning set forth in Section 2.04(a).

        "Estimated Special Adjustment" shall have the meaning set forth in Section 2.04(a).

        "Estimated Unrestricted Cash Adjustment" shall have the meaning set forth in Section 2.04(a).

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Excluded Assets" means those assets set forth in Section EA of the Seller Disclosure Letter.

        "Excluded Liabilities" means those Liabilities set forth in Section EL of the Seller Disclosure Letter.

        "FDD" means the franchise disclosure document prepared in accordance with the FTC Rule (or its predecessor) or any applicable Franchise Law.

        "Financial Statements" shall have the meaning set forth in Section 3.07(b).

        "Final Statement" shall have the meaning set forth in Section 2.04(b)(ii).

        "Franchise Agreement" means, collectively, all currently effective franchise agreements, conversion agreements, license agreements, subfranchise agreements, sublicense agreements, master franchise agreements, development agreements, area development agreements and similar agreements, together with such service agreements, operator agreements, and other similar agreements that alone, or together with other agreements with Seller, the Asset Sellers and/or the Acquired Companies, grant or purport to grant to a third party the right to operate, or license others to operate, a store or outlet as part of or in connection with the NC Business.

        "Franchisee" means a Person who has entered into, as applicable, a Franchise Agreement with Seller, the Asset Sellers and/or an Acquired Company.

        "Franchise Law" means the FTC Rule and any other Law regulating the offer and/or sale of franchises, business opportunities, seller-assisted marketing plans or similar relationships.

        "FTC" shall have the meaning set forth in Section 5.03(a)(ii).

        "FTC Rule" means the Federal Trade Commission trade regulation rule entitled "Disclosure Requirements and Prohibitions Concerning Franchising," 16 C.F.R Section 436.1 et seq.

        "Fund" shall have the meaning set forth in Recitals hereto.

        "GAAP" shall mean generally accepted accounting principles as applied in the United States.

        "Governmental Authority" means any governmental authority, quasi- governmental authority, instrumentality, court, arbitrator, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, whether domestic, foreign or supranational or any political or other subdivision, department or branch of any of the foregoing.

        "Governmental Order" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

        "Group" shall have the meaning provided in Section 13(d) of the Exchange Act.

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

        "include" and "including" (and words of similar import) shall be deemed to be followed by the phrase "without limitation."

        "Insolvency Event" means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of NC Holding, any Asset Seller or any Acquired Company; provided that, for the avoidance of doubt, "Insolvency Event" (i) does not include Seller's seeking, or the receipt of, the affirmative vote of the holders of a majority of the outstanding shares of Seller's Common Stock of the dissolution of Seller, (ii) but would include Seller's filing of the certificate of dissolution.

        "Intellectual Property Rights" means all of the following items in any jurisdiction throughout the world: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice) and any reissue, continuation, continuation in part, division, revision, extension or reexamination thereof, (ii) trademarks, service marks, trade dress, logos, trade names, corporate names and Internet domain names, together with all goodwill associated therewith, and all registrations, applications and renewals for any of the foregoing, (iii) registered and unregistered copyrights, and copyrightable works and all registrations, applications and renewals for any of the foregoing, (iv) trade secrets (including processes, methods, formulae, improvements, specifications, technical data and other know-how), (v) computer software and software systems (including source code, object code, data, databases and related documentation), (vi) copies and tangible embodiments of the foregoing, and (vii) Rights to sue at law or in equity and/or recover and retain damages and costs and attorneys' fees for past, present and future infringement or misappropriation of any of the foregoing.

        "IRS" means the U.S. Internal Revenue Service.

        "Knowledge" means with respect to Seller or Purchaser, as the case may be, a particular fact or other matter that (a) with respect to Seller, Sue Nam, Seth Burroughs, Ken Hall, Mark Stanko, Chris Dull, and, with respect to franchise matters of Seller and its Subsidiaries only, Melissa Rothring and (b) with respect to Purchaser, Steven Hartman, in each case, is actually aware of, following due inquiry.

        "Law" means any Federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order, other requirement or rule of law.

        "Leased Properties" shall have the meaning set forth in Section 3.13(a).

        "Liabilities" means any and all indebtedness and other liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured.

        "Material Adverse Effect" means any change, effect, event, occurrence or state of facts that has a material adverse effect, individually or in the aggregate, on the financial condition, business, assets or results of operations of the NC Business taken as a whole or which materially impairs or delays the ability of Seller to consummate the Transactions, other than any change, effect, event, occurrence or state of facts relating to or arising from (i) changes generally affecting any segment of the industries in which Seller and its Subsidiaries operate or affecting the economy or financial markets generally (unless such changes have a materially disproportionate adverse effect on the NC Business, taken as a whole, as compared to other participants in the industries in which the NC Business operates), (ii) the negotiation (including activities relating to due diligence), execution, delivery or public announcement or the pendency of this Agreement or the Transactions, (iii) any actions taken (or not taken) in compliance herewith or otherwise with the consent of Purchaser, including the impact thereof on the relationships of Seller, the Acquired Companies or the NC Business with customers, suppliers, distributors, consultants, employees, franchisees, licensees or independent contractors or other third parties with whom they have any relationship, (iv) any change or announcement of a potential change in the credit rating of Seller or any of its Subsidiaries or any of their securities, (v) acts of God, calamities, national or international political or social conditions including the engagement by any country in hostilities, whether commenced before or after the date hereof, and whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack, (vi) changes in Law or GAAP (or any interpretation thereof), or (vii) any Action arising from allegations of a breach of fiduciary duty or other allegations of a violation of applicable Law relating to this Agreement or the Transactions. The Parties acknowledge and agree that (a) the destruction of the Great American Cookies manufacturing facility in Atlanta, Georgia or (b) any disruption to the operations of the Great American Cookies manufacturing facility in Atlanta, Georgia, whether resulting from the destruction or disrepair of all or a portion of the facility or of the machinery or other operating assets in the facility, or the loss of employees working in the facility, that results in or would reasonably be expected to result in a deterioration in the level or quality of the operation of the facility of at least 50% as compared to the ordinary course, historical levels of operation of the facility prior to the occurrence of such disruption for a period of at least 30 days (and that is not actually remediated prior to the earlier of the Outside Date and termination of this Agreement pursuant to Article VII; provided, however, that in the event that any such disruption occurs within 30 days of the Outside Date and is capable of being cured, the Parties hereby agree that the Outside Date will be extended, and the Closing delayed, until the 31st day after the date on which the disruption first occurred).

        "Material Contracts" shall have the meaning set forth in Section 3.10(b).

        "MM Agreement" means the Agreement and Plan of Merger, dated as of February 14, 2007, by and among Seller, MM Acquisition Sub, LLC, MaggieMoo's International, LLC, Stuart Olson, Jonathan Jameson and the Securityholders Representative.

        "NB Supply" means NB Supply Management Corp., a Delaware corporation and wholly-owned direct subsidiary of Seller.

        "NBI Acquired Contracts" means the Contracts in which Seller is a party to related to the conduct of the NC Business set forth in Section NAC of the Seller Disclosure Letter.

        "NC Business" means the business of strategic brand management and franchising of the seven franchised brands listed in Section NB of the Seller Disclosure Letter as conducted by the Acquired Companies, the Asset Sellers and Seller, including the franchising of retail stores, production and supply of and the licensing of the brands for products, which products are distributed primarily though franchised retail stores.

        "NC Employee" means any current or former officer or employee of Seller or any of its Subsidiaries.

        "NC Employment Agreement" means any individual agreement or arrangement, including any amendments thereto, in effect as of the date of this Agreement, between Seller or any of its Subsidiaries (including the Acquired Companies and Asset Sellers), on the one hand, and a NC Employee, on the other hand, other than any agreement, arrangement or other document under any stock option or other equity plan of Seller or any of its Subsidiaries (including the Acquired Companies and Asset Sellers).

        "NC Holding" shall have the meaning set forth in Section 1.01.

        "NC Licensed Intellectual Property Rights" means all Intellectual Property Rights relating to the NC Business that are owned by a Person and licensed or sublicensed by either Seller or any of its Subsidiaries, as the case may be.

        "NC Owned Intellectual Property Rights" means all Intellectual Property Rights relating to the NC Business that are owned by either Seller or any of its Subsidiaries, as the case may be.

        "Net Working Capital" means Current Assets minus Current Liabilities.

        "Net Working Capital Adjustment" means (i) the amount of the Closing Net Working Capital minus (ii) the Working Capital Target. For the avoidance of doubt, the Net Working Capital Adjustment may be a positive or negative number.

        "NFM" means NexCen Franchise Management, Inc., a Delaware corporation and wholly-owned direct subsidiary of Seller.

        "Outside Date" shall have the meaning set forth in Section 7.01(b)(ii).

        "Owned Properties" shall have the meaning set forth in Section 3.13(a).

        "Party" and "Parties" shall have the meaning set forth in the Recitals hereto.

        "Payoff Letter" shall have the meaning set forth in Section 2.02(g).

        "Pension Payment" means the Bill Blass pension liability payable to UNITE HERE National Retirement Fund in the aggregate amount of $256,000.

        "Permits" shall have the meaning set forth in Section 3.16.

        "Permitted Encumbrances" means (i) leases, subleases, licenses and similar occupancy agreements entered into in the ordinary course of the NC Business and all other Encumbrances as are set forth in Seller Disclosure Letter with respect to Section 3.13, (ii) liens for Taxes, assessments and governmental charges or levies not yet due and payable, (iii) Encumbrances imposed by applicable Law, (iv) pledges or deposits to secure obligations under workers' compensation Laws or similar legislation or to secure public or statutory obligations, (v) any Encumbrance or condition that may be shown by a current accurate survey or physical inspection of any property owned, leased, used or held for use by the Acquired Companies or Asset Sellers in the course of the NC Business, easements, covenants and rights of way (each of record) and other similar restrictions of record that do not materially adversely affect the current use of the applicable property owned, leased, used or held for use by the Acquired Companies or Asset Sellers in the course of the NC Business (to the extent conducted thereat), (vi) mechanics', carriers', workmen's, repairmen's or other like Encumbrances arising or incurred in the ordinary course of the Acquired Companies and Encumbrances arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of the NC Business, (vii) any Encumbrances the existence of which is referred to in the notes to the financial statements provided pursuant to Section 3.07(b), (viii) zoning, building and other similar restrictions that do not materially adversely affect the current use of the applicable property owned, leased, used or held for use by the Acquired Companies or Asset Sellers in the course of the NC Business (to the extent conducted thereat), (ix) unrecorded easements, covenants, rights-of-way and other similar restrictions that do not materially adversely affect the current use of the applicable property owned, leased, used or held for use by the Acquired Companies or Asset Sellers in the course of the NC Business (to the extent conducted thereat) and (x) as to any property leased by any of the Acquired Companies or Asset Sellers, any Encumbrance affecting the interest of the lessor thereof.

        "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including (i) a government or political subdivision or an agency or instrumentality thereof and (ii) any Group.

        "Pre-Closing Employee Workforce" means all of the employees of NFM and NB Supply as of immediately prior to the Closing.

        "Post-Closing Tax Period" means any period taxable period other than a Pre-Closing Tax Period.

        "Pre-Closing Tax Period" means any period ending on (and including) or before the Closing Date and, in the case of a Straddle Period, the portion of such taxable period ending on (and including) the Closing Date.

        "Pre-Signing Employee Workforce" means all of the employees of NFM and NB Supply as of the date of this Agreement.

        "Proxy Statement" shall have the meaning set forth in Section 5.10(a).

        "Purchase Price Allocation" shall have the meaning set forth in Section 2.01(a)(v).

        "Purchaser" shall have the meaning set forth in Recitals hereto.

        "Purchaser Expenses" shall have the meaning set forth in Section 7.02(c).

        "Records" means Contracts, documents, books, records and files, including records and files stored on computer discs or tapes or any other storage medium.

        "Reduced Termination Fee" shall have the meaning set forth in Section 7.02(a).

        "Registered Intellectual Property" shall mean issued, registered or applied for Intellectual Property Rights owned by Seller or any of its Subsidiaries that are material to the conduct of the NC Business as currently conducted, as set forth in Section 3.15(a) of the Seller Disclosure Letter.

        "Representatives" means with respect to any Person, the respective directors, officers, employees, agents, consultants, advisors, or other representatives of such Person, including legal counsel, accountants, financial advisors and financing sources.

        "Restricted Cash" means (i) cash in a deposit, securities or other account of an Acquired Company (or otherwise included in the Acquired Assets) to the extent that checks, drafts or other instruments have been issued by Seller or any of its Subsidiaries against that account but have not been debited against that account, (ii) cash held in respect of the payment obligation of Seller under the Retention Bonus Plan, (iii) restricted cash collateralizing the letter of credit issued to NFM by JPMorgan Chase Bank N.A. dated September 16, 2009, and (iv) the items set forth in Section RC of the Seller Disclosure Letter.

        "Retention Bonus Plan" shall have the meaning set forth in Section 5.13.

        "Rights" means any rights, title, interest or benefit of whatever kind or nature.

        "SEC" shall mean the United States Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Selected Firm" shall have the meaning set forth in Section 2.04(c).

        "Seller" shall have the meaning set forth in the Recitals hereto.

        "Seller Acquisition Agreement" means a letter of intent, agreement or agreement in principle with respect to any Takeover Proposal (other than a confidentiality agreement).

        "Seller Disclosure Letter" shall have the meaning set forth in Article III.

        "Seller Employee Plan" means each material "employee benefit plan" within the meaning of Section 3(3) of ERISA, all medical, dental, life insurance, equity, bonus or other incentive compensation, disability, salary continuation, severance, retention, retirement, pension, deferred compensation, vacation, sick pay or paid time off plans or policies, and any other material plans, agreements (including NC Employment Agreements), policies, trust funds or arrangements (whether written or unwritten, insured or self-insured) (i) established, maintained, sponsored or contributed to

(or with respect to which any obligation to contribute has been undertaken) by Seller or any of its Subsidiaries or any of their respective ERISA Affiliates on behalf of any employee, officer, director or other service provider of the NC Business (whether current, former or retired) or their beneficiaries, or (ii) with respect to which Seller or any Acquired Company or any of their respective ERISA Affiliates has any current or contingent Liabilities.

        "Seller Intellectual Property" shall have the meaning set forth in Section 3.15(b).

        "Seller Lease Deposits and Receivables" means any current asset related to leases not included in the Acquired Assets or acquired through the acquisition of the Acquired Companies.

        "Seller SEC Filing" shall have the meaning set forth in Section 3.07(a).

        "Seller's Dispute Notice" shall have the meaning set forth in Section 2.04(b)(ii).

        "Share Sellers" shall have the meaning set forth in Section 1.01.

        "Shares" shall have the meaning set forth in Section 1.01.

        "Special Adjustment" means the aggregate amount of (i) all accounts payable of the Acquired Companies or otherwise included in the Acquired Assets that are, as of the Determination Time, at least 60 days old and (ii) the Pension Payment (to the extent not satisfied prior to Closing, such satisfaction to be evidenced by a release in form and substance reasonably acceptable to Purchaser with respect to the Liability underlying the Pension Payment).

        "Stockholder Approval" shall have the meaning set forth in Section 3.02.

        "Stockholders' Meeting" shall have the meaning set forth in Section 5.10(b).

        "Straddle Period" means any taxable period that begins on or before, and ends after, the Closing Date.

        "Subsidiary" means, with respect to a Person, (i) any entity of which securities or other ownership interests having ordinary voting power to elect or designate a majority of the board of directors or other Persons performing similar functions are at the time owned, directly or indirectly, by such Person and (ii) any entity that does not have a board of directors or other Persons performing similar functions in which such Person beneficially owns more than 50% of the class of equity interests that has an unlimited entitlement to distributions upon liquidation of such entity.

        "Superior Proposal" shall mean any bona fide written Takeover Proposal that the Board has determined in good faith, after consultation with independent financial advisors and outside legal counsel, is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory, timing and other financial aspects of the proposal and the Person making the proposal, and if consummated, would result in a transaction more favorable to Seller's stockholders and creditors from a financial point of view than the Transactions contemplated by this Agreement (including any changes to the terms of this Agreement proposed by Purchaser in response to such Takeover Proposal or otherwise), provided that for purposes of the definition of "Superior Proposal", the references to "20% or more" in the definition of Takeover Proposal shall be deemed to be references to "all or substantially all" and the gross consideration to be received by Seller and/or its stakeholders must be at least $117,500,001.

        "Suppliers" shall have the meaning set forth in Section 3.22.

        "Takeover Proposal" shall mean any inquiry, proposal or offer relating to (i) the acquisition of 20% or more of the outstanding voting shares of Seller and any other voting securities of Seller by any Person, (ii) a merger, consolidation, business combination, reorganization, share exchange, sale of assets, recapitalization, liquidation, dissolution or similar transaction which would result in any Person acquiring 20% or more (measured by fair market value) of the assets of Seller and the Companies, taken as a whole (including capital stock of Subsidiaries), (iii) any other transaction which would result in a Person acquiring 20% or more (measured by fair market value) of the assets of Seller and the Companies, taken as a whole (including capital stock of Subsidiaries), immediately prior to such transaction (whether by purchase of assets, acquisition of stock of a Subsidiary of Seller or otherwise), (iv) any material amendment or any restructuring or refinancing of the BTMUCC Credit Facility and/or the BTMUCC Security Agreement undertaken without the consent of Purchaser or (v) any combination of the foregoing.

        "Tax" means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including withholding on amounts paid to or by any Person), together with any interest, penalty, addition to tax or additional amount imposed by any Taxing Authority.

        "Tax Return" means any return, filing, report, questionnaire, information statement or other document required to be filed, including any amendments that may be filed, for any taxable period with any Taxing Authority.

        "Taxing Authority" means any Governmental Authority responsible for the imposition of any such tax (domestic or foreign), including by reason of membership in an affiliated, consolidated, combined, unitary or similar Tax group by Contract, indemnity or otherwise.

        "Termination Fee" shall have the meaning set forth in Section 7.02(b).

        "Transactions" means the transactions contemplated by this Agreement.

        "Working Capital Escrow Account" means the escrow account to which Purchaser delivers the Working Capital Escrow Amount at Closing.

        "Working Capital Escrow Amount" means $1,000,000.

        "Working Capital Target" means $3,660,000.

Annex B

PLAN OF COMPLETE DISSOLUTION AND
LIQUIDATION OF NEXCEN BRANDS, INC.

        This Plan of Complete Dissolution and Liquidation (the "Plan") is intended to accomplish the complete dissolution and liquidation of NexCen Brands, Inc., a Delaware corporation (the "Company"), in accordance with Section 275 and other applicable provisions of the General Corporation Law of Delaware ("DGCL") and Sections 331 and 336 of the Internal Revenue Code of 1986, as amended (the "Code").

1.     Approval and Adoption of Plan.

        This Plan shall be effective when all of the following steps have been completed:

          (a)   Resolutions of the Company's Board of Directors.    The Company's Board of Directors (the "Board") shall have adopted a resolution or resolutions with respect to the following:

              (i)  Complete Dissolution and Liquidation:    The Board shall deem it advisable for the Company to be dissolved and liquidated completely.

             (ii)  Adoption of the Plan:    The Board shall approve this Plan as the appropriate means for carrying out the complete dissolution and liquidation of the Company.

            (iii)  Sale of Assets:    The Board shall deem it expedient and in the best interests of the Company to sell all or substantially all of the Company's property and assets in order to facilitate liquidation and distribution to the Company's creditors and stockholders, as appropriate.

          (b)   Adoption of this Plan by the Company's Common Stockholders.    The holders of a majority of the outstanding voting power of the Company's Common Stock, par value $.01 per share (the "Common Stock"), entitled to vote thereon, shall have approved the dissolution of the Company and adopted this Plan, including those provisions authorizing the Board to sell all or substantially all of the Company's assets in connection therewith, at a special meeting of the stockholders of the Company called for such purpose by the Board.

          (c)   Filing of the Certificate of Dissolution.    The filing of a Certificate of Dissolution of the Company (the "Certificate of Dissolution") pursuant to Section 275 of the DGCL specifying the date (no later than ninety (90) days after the filing) upon which the Certificate of Dissolution will become effective (the "Effective Date").

        Notwithstanding the authorization of the Board pursuant to Section 1(a) above or the authorization of stockholders pursuant to Section 1(b) above, the Company may continue to pursue other business opportunities and transactions, and, if for any reason, including the pursuit of such opportunities or transactions, the Board determines that such action would be in the best interests of the Company, it may, prior to the Effective Date, abandon the proposed dissolution and the proposed Plan pursuant to Section 275(e) of the DGCL. Upon the abandonment of the proposed dissolution and the proposed Plan, the Plan shall be void.

2.     Dissolution and Liquidation Period.

        After the Effective Date, the steps set forth below shall be completed at such times as the Board, in its absolute discretion, deems necessary, appropriate or advisable. Without limiting the generality of the foregoing, the Board may instruct the officers of the Company to delay the taking of any of the following steps until the Company has performed such actions as the Board or such officers determine to be necessary, appropriate or advisable for the Company to maximize the value of the Company's assets upon liquidation:

          (a)   The completion of all actions that may be necessary, appropriate or desirable to dissolve and terminate the corporate existence of the Company;

          (b)   The cessation of all of the Company's business activities and the withdrawal of the Company from any jurisdiction in which it is qualified to do business, except as necessary to preserve the value of its assets, wind up its business affairs and distribute its assets pursuant to Section 278 of the DGCL;

          (c)   The negotiation and consummation of sales of all of the assets and properties of the Company, including the assumption by the purchaser or purchasers of any or all liabilities of the Company;

          (d)   The giving of notice of the dissolution to all persons having a claim against the Company and the rejection of any such claims in accordance with Section 280 of the DGCL;

          (e)   The offering of security to any claimant on a contract whose claim is contingent, conditional or unmatured in an amount the Company determines is sufficient to provide compensation to the claimant if the claim matures, and the petitioning of the Delaware Court of Chancery (the "Court") to determine the amount and form of security sufficient to provide compensation to any such claimant who has rejected such offer in accordance with Section 280 of the DGCL;

          (f)    The petitioning of the Court to determine the amount and form of security which would be reasonably likely to be sufficient to provide compensation for (i) claims that are the subject of pending litigation against the Company, and (ii) claims that have not been made known to the Company or that have not arisen, but are likely to arise or become known within five (5) years after the date of dissolution (or longer in the discretion of the Court), each in accordance with Section 280 of the DGCL;

          (g)   The payment, or the making of adequate provision for payment, of all claims made against the Company and not rejected, including all expenses of the sale of assets and of the dissolution and liquidation provided for by the Plan in accordance with Section 280 of the DGCL;

          (h)   The posting of all security offered and not rejected and all security ordered by the Court in accordance with Section 280 of the DGCL; and

          (i)    The distribution of the remaining funds of the Company and the distribution of remaining unsold assets of the Company, if any, to its stockholders.

        Notwithstanding the foregoing, the Company shall not be required to follow the procedures described in Section 280 of the DGCL, and the adoption of the Plan by the holders of the Company's Common Stock shall constitute full and complete authority for the Board and the officers of the Company, without further stockholder action, to proceed with the dissolution and liquidation of the Company in accordance with any applicable provision of the DGCL, including, without limitation, Section 281(b) thereof.

3.     Authority of Officers and Directors.

        After the Effective Date, the Board and the officers of the Company shall continue in their positions for the purpose of winding up the affairs of the Company as contemplated by Delaware law. The Board may appoint officers, hire employees and retain independent contractors in connection with the winding up process, and is authorized to pay to the Company's officers, directors and employees, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the successful implementation of this Plan. To the fullest extent permitted by law, adoption of this Plan by stockholders shall constitute approval of the payment of any such compensation.

        The adoption of the Plan by the holders of the Company's Common Stock shall constitute full and complete authority for the Board and the officers of the Company, without further stockholder action, to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character that the Board or such officers deem necessary, appropriate or advisable: (i) to dissolve the Company in accordance with the laws of the State of Delaware and cause its withdrawal from all jurisdictions in which it is authorized to do business; (ii) to sell, dispose, convey, transfer and deliver the assets of the Company; (iii) to satisfy or provide for the satisfaction of the Company's obligations in accordance with Sections 280 and 281 of the DGCL; and (iv) to distribute all of the remaining funds of the Company and any unsold assets of the Company to the holders of the Company's Common Stock.

4.     Sale of All or Substantially All of the Non-Cash Assets.

        The Company shall determine whether and when to collect, sell, exchange or otherwise dispose of all or substantially all of its non-cash property and assets, including but not limited to all tangible assets, intellectual property and other intangible assets, in one or more transactions upon such terms and conditions as the Board, in its absolute discretion, deems expedient and in the best interests of the Company and the best interests of the stockholders, without any further vote or action by the Company's stockholders. The Company's non-cash assets and properties may be sold in one transaction or in several transactions to one or more buyers. The Company shall not be required to obtain appraisals, fairness opinions or other third-party opinions as to the value of its properties and assets in connection with the liquidation.

5.     Professional Fees and Expenses.

        It is specifically contemplated that the Board may authorize the payment of a retainer fee to a law firm or law firms for legal fees and expenses of the Company, including, among other things, to cover any costs payable pursuant to the indemnification of the Company's officers or members of the Board provided by the Company pursuant to its Certificate of Incorporation and Bylaws or the DGCL or otherwise.

        In addition, in connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the sole and absolute discretion of the Board, pay any brokerage, agency and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of this Plan. Adoption of the Plan by stockholders shall, to the fullest extent permitted by law, constitute approval of such payments by the stockholders of the Company.

6.     Indemnification.

        The Company shall continue to indemnify its officers, directors, employees and agents in accordance with its Certificate of Incorporation and Bylaws and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company. The Board, in its sole and absolute discretion, is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover the Company's obligations hereunder, including without limitation directors' and officers' liability coverage.

7.     Liquidating Trust.

        The Board may, but is not required to, establish a liquidating trust (the "Liquidating Trust") and distribute assets of the Company to the Liquidating Trust. The Liquidating Trust may be established by agreement with one or more trustees (the "Trustees") selected by the Board. If the Liquidating Trust is established by agreement with one or more Trustees, the trust agreement establishing and governing the Liquidating Trust shall be in form and substance determined by the Board. To the fullest extent permitted by law, adoption of the Plan by stockholders shall constitute the approval of the appointment of the Trustees, any trust agreement and any transfer of assets by the Company to the Trust. In the alternative, the Board may petition the Court for the appointment of one more Trustees to conduct the liquidation of the Company, subject to the supervision of the Court. Whether appointed by an agreement or by the Court, the Trustees shall in general be authorized to take charge of the Company's property, and to collect the debts and property due and belonging to the Company, with power to prosecute and defend, in the name of the Company, or otherwise, all such suits as may be necessary or proper for the foregoing purposes, and to appoint agents under them and to do all other acts which might be done by the Company that may be necessary, appropriate or advisable for the final settlement of the unfinished business of the Company.

8.     Liquidating Distributions.

        Liquidating distributions, in cash or in kind, may be made from time to time to the holders of record of outstanding shares of Common Stock of the Company at the close of business on the Effective Date, as provided in Section 2 above, pro rata in accordance with the respective number of shares then held of record; provided that, in the opinion of the Board, provision has been made for the payment of the obligations of the Company to the extent required by law. All determinations as to the time for and the amount and kind of liquidating distributions shall be made in the exercise of the absolute discretion of the Board and in accordance with Section 281 of the DGCL. As provided in Section 11 below, distributions made pursuant to this Plan shall be treated as made in complete liquidation of the Company within the meaning of the Code and the regulations promulgated thereunder.

9.     Amendment or Modification of Plan.

        If for any reason the Board determines that such action would be in the best interests of the Company, it may amend or modify the Plan and all action contemplated thereunder, notwithstanding stockholder approval of the Plan; provided, however, that the Company will not amend or modify the Plan under circumstances that would require additional stockholder approval under the federal securities laws without complying with the federal securities laws.

10.   Cancellation of Stock and Stock Certificates.

        Following the Effective Date and subject to applicable law, the Company shall no longer permit or effect transfers of any of its stock, and the Company's capital stock and stock certificates evidencing the Company's Common Stock will be treated as no longer being outstanding. As a condition to receipt of any liquidating distribution, the Board, in its absolute discretion, may require the stockholders to (i) surrender their certificates evidencing the Common Stock to the Company or its agents for recording of such distributions thereon, or (ii) furnish the Company with evidence satisfactory to the Board of the loss, theft or destruction of their certificates evidencing the Common Stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the board.

11.   Liquidation under Code Sections 331 and 336.

        It is intended that this Plan shall be a plan of complete liquidation of the Company in accordance with the terms of Sections 331 and 336 of the Code, which plan shall only go into effect upon the Effective Date, and not prior to such date. The Plan shall be deemed to authorize the taking of such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of Sections 331 and 336 and the regulations promulgated thereunder, including, without limitation, the making of any elections thereunder, if applicable.

12.   Filing of Tax Forms.

        The appropriate officers of the Company are authorized and directed, within thirty (30) days after the Effective Date, to execute and file United States Treasury Form 966 for the Company and any appropriate subsidiaries, pursuant to Section 6043 of the Code. The appropriate officers of the Company and its subsidiaries are also authorized to file any additional returns, forms and reports with the Internal Revenue Service, or other taxing authorities, including state and local taxing authorities, as may be necessary or appropriate in connection with this Plan and the carrying out thereof.

Annex C

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

NEXCEN BRANDS, INC.

Under Section 242 of the General Corporation Law of the State of Delaware

        Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the undersigned, being the Chief Executive Officer of NexCen Brands, Inc. (hereinafter called the "Corporation") does hereby certify:

        FIRST:    The name of the Corporation is NexCen Brands, Inc.

        SECOND:    The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 4, 2005 and a Certificate of Amendment was filed on October 31, 2006 with the Secretary of State of the State of Delaware.

        THIRD:    The Certificate of Incorporation of the Corporation is hereby amended by deleting the first sentence of paragraph 4 in its entirety and substituting in lieu thereof a new first sentence of paragraph 4 to read as follows:

          "FOURTH:    The total number of shares of stock which the Corporation shall have authority to issue is 101,000,000 shares; consisting of 100,000,000 shares of Common Stock, par value $.01 per share, and 1,000,000 shares of Preferred Stock, par value $.01 per share."

        FOURTH:    The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 141(f) and 242 of the General Corporation Law of the State of Delaware.

C-1

        IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment of Certificate as of this    day of                 , 2010.

NEXCEN BRANDS, INC.
By:
	Name:	Kenneth J. Hall
	Title:	Chief Executive Officer

C-2

Annex D

May 12, 2010

The Board of Directors of
NexCen Brands, Inc.
1330 Avenue of the Americas
34th Floor
New York, NY 10019
Attention: Sue Nam

Members of the Board of Directors:

        You have requested our opinion ("Opinion") as to the fairness, from a financial point of view, to NexCen Brands, Inc. (the "Seller") of $112.5 million (the "Purchase Price") to be paid by Global Franchise Group, LLC (the "Purchaser") for the sale to the Purchaser of (a) the Shares and (b) the Acquired Assets and the assumption by the Purchaser of the Assumed Liabilities (such sale and assumption, collectively, the "Transactions") pursuant to the terms and subject to the conditions set forth in the Acquisition Agreement, dated as of May 11, 2010 (the "Agreement"), by and among the Purchaser and the Seller. The terms and conditions of the Transactions are set forth in more detail in the Agreement. Capitalized terms used herein without definition shall have the meanings given them in the Agreement.

        In arriving at our Opinion, we have, among other things: (i) reviewed the financial terms and conditions of the Transactions as set forth in a draft of the Agreement dated May 11, 2010; (ii) discussed with the Seller's management certain past and present operations and the financial condition and prospects of the NC Business; (iii) reviewed certain financial forecasts regarding the NC Business as provided by the Seller's management; (iv) reviewed certain internal historical, unaudited financial information and other data prepared by the Company's management relating to the NC Business; (v) compared certain historical and projected financial information regarding the performance of the NC Business with that of certain publicly traded companies; (vi) reviewed, to the extent available to us, certain financial terms of certain transactions that we deemed to be generally relevant in evaluating the Transactions; (vii) reviewed certain materials relating to the NC Business available in the due diligence data room; and (viii) considered such other factors and information, and conducted such other analyses and examinations, as we deemed appropriate. In addition, at your request and direction, we contacted various strategic and financial third parties to solicit indications of interest in a possible transaction with the Seller and held discussions with certain of these parties prior to the date hereof.

        Rothschild Inc. ("Rothschild") has not assumed responsibility for independent verification of, and has not independently verified, any information, whether publicly available or furnished to it, concerning the NC Business, the Acquired Companies, the Asset Sellers or the Seller, including, without limitation, any financial information considered by Rothschild in connection with the rendering of this Opinion. Accordingly, in the course of our analyses and for purposes of this Opinion, we have relied upon the accuracy and completeness of all such information. With your consent, we have not prepared or obtained any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the NC Business or the Seller nor have we made any physical inspection of the Acquired Assets. We have not made any review of or sought or obtained advice of legal counsel regarding legal matters relating to the NC Business or the Seller. We have assumed that any forward-looking information made available to us and used in our analyses has been reasonably prepared on bases reflecting the best currently available judgments of the Seller's management as to the matters covered thereby. In rendering this Opinion, we express no view as to the reasonableness of such forward-looking information or any assumption on which it is based.

        For the purposes of rendering this Opinion, with your consent, we have assumed that there has not occurred any material change in the assets, financial condition, results of operations, business or prospects of the NC Business, the Acquired Companies, the Asset Sellers or the Seller since the respective dates on which the most recent financial or other information, if any, relating to the NC Business, the Acquired Companies, the Asset Sellers or the Seller, as the case may be, was made available to us. With your consent, we have assumed that, in all respects material to our analysis, the representations and warranties of each party to the Agreement contained in or made pursuant to the Agreement are true and correct, that each party to the Agreement will timely perform all of the covenants and agreements to be performed by it under the Agreement and that the Transactions will be consummated in accordance with the terms and conditions set forth in the Agreement without any waiver or modification thereof. With your consent, we have assumed that any material governmental, regulatory or other approvals and consents required in connection with the consummation of the Transactions timely will be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, or any amendments, modifications or waivers to any agreements, instruments or orders to which any party to the Agreement is a party or is subject or by which it is bound, no limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an adverse effect on the NC Business, the Acquired Companies, the Asset Sellers, the Purchaser or the Seller or on the expected benefits of the Transactions to the Seller, in each case, in any way meaningful to our analysis. With your consent, we have assumed that the final Agreement will be substantially the same as the draft of the Agreement, reviewed by us as indicated above. This Opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this Opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this Opinion.

        In connection with our services as exclusive financial advisor to the Seller in connection with the Transactions, Rothschild has received certain customary fees and will be paid certain additional fees (including upon the delivery of this Opinion), a substantial portion of which are contingent upon consummation of the Transactions. In addition, the Seller has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement. Rothschild has previously served as financial advisor to the Seller and certain of its subsidiaries in connection with the sale of their "Bill Blass" and "Waverly" assets in October and December of 2008, respectively, for which Rothschild received customary fees.

        This Opinion is addressed to, and is for the use and benefit of, the Board of Directors of the Seller in connection with its evaluation of the Transactions and does not constitute a recommendation to the Board of Directors of the Seller to approve the proposed Transactions. This Opinion is limited to the fairness to the Seller, from a financial point of view, of the Purchase Price to be paid by the Purchaser pursuant to the Agreement, and we express no opinion as to the merits of the underlying decision by the Seller to engage in the Transactions or as to any other aspect of the Transactions or the relative merits of the Transactions as compared to any alternative business strategies that might be available to the Seller. We do not express any view on, and this Opinion does not address, the fairness of the Transactions to, or any consideration received in connection therewith by, other constituencies or affiliates of the Seller, nor as to the fairness of the amount or nature of any compensation or other amounts to be paid or payable to any of the stockholders, officers, directors or employees of the Seller, the Asset Sellers or the Acquired Companies or to any creditor or lender of NexCen Holding Corporation or any of its affiliates, including the Seller, whether relative to the Purchase Price or otherwise. Nothing herein may be construed as rendering, supporting or implying any advice or opinion with respect to the solvency of the Seller or any other entity at any time in connection with such Transactions or otherwise. In no event does this Opinion constitute or imply any duty or advice by Rothschild to the stockholders of the Seller or to the board of directors (or other comparable governing body) or stockholders of any Asset Seller or Acquired Company, including as to how they should vote in connection with the Transactions or otherwise, or to BTMU Capital Corporation as to whether or not to enter into any agreement in connection with the Transactions.

        This Opinion may not be disclosed, quoted, referred to or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval, except that this Opinion may be included in any filing, including without limitation any proxy statement, that the Seller is required to make with the Securities and Exchange Commission in connection with the Transactions if such inclusion is required by applicable law, provided that this Opinion is reproduced in such filing in full and any description of or reference to us or summary of this Opinion and the related analyses in such filing is in a form acceptable to us and our counsel. This Opinion has been approved by the Investment Banking Commitment Committee of Rothschild Inc., with the advice and counsel of members of its Opinion Subcommittee.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Purchase Price to be paid by the Purchaser pursuant to the Agreement is fair to the Seller, from a financial point of view.

                      Very truly yours,

                      /s/ Rothschild Inc.

                      ROTHSCHILD INC.

Annex E

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 10-K

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009
OR
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NUMBER: 000-27707

NEXCEN BRANDS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (State or other jurisdiction of incorporation or organization)	20-2783217 (IRS Employer Identification Number)
1330 Avenue of the Americas, 34th Floor, New York, N.Y. (Address of principal executive offices)	10019-5400 (Zip Code)

(Registrant's telephone number, including area code): (212) 277-1100

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT: NONE

SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

Common Stock, par value $.01
(Title of class)

         Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐    No ☐

         Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐    No ☐

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☐    No ☐

         Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐    No ☐

         Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of the Form 10-K or any amendment of this Form 10-K. ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☒

         Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐    No ☒

         The aggregate market value of voting stock held by non-affiliates of the registrant was $9,869,307 ($.18 per share) as of June 30, 2009.

         As of February 28, 2010, 56,951,730 shares of the registrant's common stock, $.01 par value per share, were outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

         The registrant will disclose the information required under Part III, Items 10, 11, 12, 13 and 14 by (a) incorporating the information by reference from the registrant's definitive proxy statement or (b) filing an amendment to this Form 10-K which contains the required information no later than 120 days after the end of the registrant's fiscal year.

NEXCEN BRANDS, INC.

ANNUAL REPORT ON FORM 10-K
FOR THE YEAR ENDED DECEMBER 31, 2009

FORWARD-LOOKING STATEMENTS

        In this Report, we make statements that are considered forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The words "anticipate," "believe," "estimate," "intend," "may," "will," "expect," and similar expressions often indicate that a statement is a "forward-looking statement." Statements about non-historic results also are considered to be forward-looking statements. None of these forward-looking statements are guarantees of future performance or events, and they are subject to numerous risks, uncertainties and other factors. Given the risks, uncertainties and other factors, you should not place undue reliance on any forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include those discussed in Item 1A of this Report under the heading "Risk Factors," as well as elsewhere in this Report. Forward-looking statements reflect our reasonable beliefs and expectations as of the time we make them, and we have no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

 PART I

ITEM 1.    BUSINESS

Overview

        The terms "NexCen," "we," "us," "our," and the "Company" refer to NexCen Brands, Inc., a Delaware corporation, and our predecessors and subsidiaries, unless otherwise indicated by context. We also use the term NexCen Brands to refer to NexCen Brands, Inc. alone whenever a distinction between NexCen Brands, Inc. and our subsidiaries is required or aids in the understanding of this filing.

        NexCen is a strategic brand management company that owns and manages a portfolio of seven franchised brands, operating in a single business segment: Franchising. Five of our brands (Great American Cookies ® , Marble Slab Creamery ® , MaggieMoo's ® , Pretzel Time ® and Pretzelmaker ®) are in the quick service restaurant ("QSR") industry. The other two brands (The Athlete's Foot ® and Shoebox New York ®) are in the retail footwear and accessories industry. NexCen Franchise Management, Inc. ("NFM"), a wholly owned subsidiary of NexCen Brands, manages all seven brands. Our franchise network, across all of our brands, consists of approximately 1,700 retail stores in 38 countries.

        We earn revenues primarily from the franchising, royalty, licensing and other contractual fees that third parties pay us for the right to use the intellectual property associated with our brands and from the sale to our franchisees of products produced in our manufacturing facilities.

General Development of Business

        We commenced our brand management business in June 2006 when we acquired UCC Capital Corporation ("UCC Capital"), an investment banking firm that provided financial advisory services, particularly to companies involved in monetizing intellectual property assets. In acquiring UCC Capital, our strategy was to begin building a brand management business by acquiring and operating businesses that own valuable brand assets and other intellectual property and that earn revenues primarily from the franchising or licensing of their intellectual property. We acquired our seven franchised brands as follows:

  •
  The Athlete's Foot (acquired November 7, 2006)

  •
  MaggieMoo's (acquired February 28, 2007)

  •
  Marble Slab Creamery (acquired February 28, 2007)

  •
  Pretzel Time (acquired August 7, 2007)

  •
  Pretzelmaker (acquired August 7, 2007)

  •
  Shoebox New York (joint venture interest—January 15, 2008)

  •
  Great American Cookies (acquired January 29, 2008)

        Previously, we had owned and licensed the Bill Blass consumer products brand in the apparel industry, which we acquired on February 15, 2007, and the Waverly consumer products brand in the home goods industry, which we acquired on May 2, 2007. We sold the Waverly brand on October 3, 2008 and the Bill Blass brand on December 24, 2008.

Financial Information about Operating Segments

        We operate in only one business segment, Franchising. For financial information about our Franchising segment, see our Consolidated Financial Statements.

Narrative Description of Business

General

        Through our seven franchised brands, the Company franchises a system of retail stores and licensed branded products that are distributed primarily through franchised retail stores. Additionally, the Company manufactures and supplies cookie dough and other products to our Great American Cookies franchisees. We are expanding production capabilities of our manufacturing facility in 2010 to enable us to produce and sell pretzel mix to our pretzel franchisees. Our franchise network, across all of our brands, consists of approximately 1,700 retail stores in 38 countries. A listing of the states in which our franchisees operated as of December 31, 2009 is set forth below.

Total Domestic Franchised Stores: 1,208

Location	Stores	Location	Stores
Alabama	41	Missouri	26
Alaska	1	Montana	4
Arizona	13	Nebraska	5
Arkansas	14	Nevada	11
California	42	New Hampshire	4
Colorado	22	New Jersey	20
Connecticut	17	New Mexico	1
Delaware	4	New York	50
District of Columbia	2	North Carolina	50
Florida	80	North Dakota	4
Georgia	69	Ohio	31
Hawaii	8	Oklahoma	23
Idaho	8	Oregon	4
Illinois	35	Pennsylvania	19
Indiana	19	Rhode Island	—
Iowa	24	South Carolina	40
Kansas	7	South Dakota	4
Kentucky	13	Tennessee	56
Louisiana	50	Texas	233
Maine	1	Utah	20
Maryland	18	Vermont	—
Massachusetts	10	Virginia	34
Michigan	21	Washington	9
Minnesota	8	West Virginia	9
Mississippi	12	Wisconsin	9
		Wyoming	3

        A listing of the jurisdictions outside of the United States in which our franchisees or licensees operated as of December 31, 2009 is set forth below.

Total International Franchised and Licensed Stores: 505

Location	Stores	Location	Stores
Antigua	1	Palau	1
Aruba	2	Peru	2
Australia	132	Philippines	10
Bahamas	2	Portugal	11
Bahrain	7	Puerto Rico	4
Botswana	1	Qatar	2
Canada	119	Russia	4
China	2	Saipan	2
Curacao	1	Saudi Arabia	9
Denmark	1	South Korea	33
Ecuador	4	Singapore	2
Guam	3	St. Kitts/Nevis	1
Indonesia	28	Sweden	2
Kuwait	18	Trinidad & Tobago	2
Lebanon	3	United Arab Emirates	18
Mexico	60	United Kingdom	2
New Zealand	8	Venezuela	5
Oman	1	Vietnam	1
Pakistan	1

        In 2009, international franchise revenues were $5.4 million, which represented approximately 11.9% of our total franchise revenues. For additional information about our geographic sources of revenue, see Note 20—Segment Reporting to our Consolidated Financial Statements.

The Franchised Brands

        The following is a brief description of each of our franchised brands as of December 31, 2009.

Great American Cookies ®

        Great American Cookies was founded in Atlanta, Georgia in 1977 on the strength of an old family chocolate chip cookie recipe. For over 30 years, Great American Cookies has maintained the heritage and integrity of its products by producing original cookie dough exclusively from its plant in Atlanta. Great American Cookies is also known for its signature Cookie Cakes, signature flavors and menu of gourmet products baked fresh in store. Great American Cookies has approximately 300 franchised stores in the United States, Canada, Guam, Bahrain and Mexico.

MaggieMoo's ®

        Each MaggieMoo's Ice Cream & Treatery features a menu of freshly made super-premium ice creams, mix-ins, smoothies, sorbets and custom ice cream cakes. MaggieMoo's is known as the innovator of the ice cream cupcake and consistently has been awarded blue ribbons by the National Ice Cream Retailers Association for the quality of its ice creams. MaggieMoo's is the franchisor of approximately 160 stores located across the United States and in Puerto Rico.

Marble Slab Creamery ®

        Marble Slab Creamery is a purveyor of super-premium hand-mixed ice cream. It was founded in 1983 and was the innovator of the frozen slab technique. All Marble Slab Creamery ice cream is made in small batches in franchise locations using some of the finest ingredients from around the world and fresh dairy from local farms. Marble Slab Creamery has an international presence with approximately 350 locations in the United States, Canada, United Kingdom, Bahrain, Kuwait, Lebanon, Singapore and the United Arab Emirates.

Pretzelmaker ® and Pretzel Time ®

        Pretzelmaker and Pretzel Time are franchised concepts that specialize in offering hand-rolled soft pretzels, innovative soft pretzel products, dipping sauces and beverages. The brands were founded independently of each other in 1991, united under common ownership in 1998, and in 2008 we began consolidating the brands to become the new Pretzelmaker. Collectively, Pretzelmaker and Pretzel Time are the second largest soft pretzel franchise in the U.S. by store count with approximately 360 franchised stores located domestically and in Canada, Guam and Mexico.

The Athlete's Foot ® ("TAF ®")

        TAF is the world's first franchisor of athletic footwear stores and is recognized today as a leader in athletic footwear franchising. The first The Athlete's Foot store opened in 1971 in Pittsburgh, Pennsylvania, and it was the first athletic footwear specialty store of its kind in the United States. Soon thereafter, The Athlete's Foot began franchising domestically with the first franchised store opening in Oshkosh, Wisconsin. The first international franchised store opened in 1978 in Adelaide, Australia. TAF now has approximately 530 franchised stores in the United States and approximately 35 countries.

Shoebox New York ®

        The Shoebox New York concept had its genesis from The Shoe Box, one of New York's premier women's multi-brand retailers for high-fashion footwear, handbags and accessories. Established in 1954 and known for its vast product assortment and trend-setting styles from top European and American designers, The Shoe Box garnered a dedicated following of sophisticated women. We continue this tradition by offering high-quality, high-fashion shoes and accessories under the Shoebox New York franchised brand in 8 stores in the United States and 7 stores internationally in Aruba, Vietnam, South Korea and Kuwait.

Franchising Operations

        NexCen generates revenue from franchising and other commercial arrangements related to our seven brands. We also own and operate a manufacturing facility that manufactures and supplies cookie dough to our franchisees and supplies ancillary products sold through our Great American Cookies franchised stores. We are expanding production capabilities of our manufacturing facility in 2010 to enable us to produce and sell pretzel mix to our pretzel franchisees.

        Generally, our franchise arrangements consist of the following types of agreements under which we require franchisees to pay an initial franchise or development fee and an on-going royalty on net sales. Royalty rates vary from 1% to 7%, depending on the market and the brand. In addition, most domestic franchisees must contribute to an advertising and marketing fund in amounts that range from 0.6% to 2.0% of net sales.

        Domestic Development Agreements .    Our domestic franchise development agreements provide for the development of specified numbers of stores for a specified brand within a defined geographic territory. Generally, these agreements call for the development of the stores over a specified period of time, with targeted opening dates for each store. Our developers pay an initial development fee, the amount of which varies depending on the franchise brand, size of territory and number of total stores to be developed. These development fees typically are paid in full and non-refundable when the agreement is executed. In addition, our domestic development agreements typically provide for non-refundable franchise fees to be paid upon execution of franchise agreements for each store opened pursuant to the development schedule.

        International Master License Agreements .    Our international master license agreements provide for the development of specified number of stores for a specified brand within a defined international territory, and generally call for the development of the stores over a specified period of time, with targeted opening dates for each store. Our international developers typically pay an initial development fee based on the franchise brand, size of territory and number of total stores to be developed. These development fees typically are fully paid when the agreement is executed. Master licensees generally are granted franchise and sub-franchise rights in their territory.

        Domestic Franchise Agreements .    Our domestic franchise agreements convey the right to operate a specific store for a specified brand in a particular geographic territory. Franchisees may enter into a domestic franchise agreement either singly or pursuant to a domestic development agreement. If for a single store, our franchisees typically pay a non-refundable initial franchise fee of up to $39,900, depending on the franchise brand, when the agreement is executed. If pursuant to a domestic development agreement, non-refundable franchise fees typically are paid upon execution of franchise agreements for each store opened pursuant to the development schedule.

        International Franchise Agreements .    The terms of our international franchise agreements are substantially similar to those of our domestic franchise agreements, except that these agreements may be modified to reflect the multi-national nature of the transaction and to comply with the requirements of applicable local laws. The effective royalty rates in international franchise agreements may be lower than in domestic franchise agreements due to the more limited support services that we may provide to our international franchisees.

        All of our franchise agreements require that our franchisees operate stores in accordance with our defined operating procedures, adhere to the menu or product mix established by us, and meet applicable quality and service standards. We may terminate the franchise rights of any franchisee that does not comply with these standards and requirements.

        In order to provide on-going support to our franchise systems and our franchisees, we built a centralized training, research, development and operations center in Norcross, Georgia, which we call NexCen University. We believe NexCen University provides our Company with the infrastructure to operate and grow our current franchise systems and integrate additional franchise systems, all in a cost efficient manner. The following graphic provides a summary of the services that NexCen University provides across all of our franchise systems:

        NexCen University allows us to achieve cost savings and operational efficiencies by consolidating back office functionalities such as IT, HR, legal and finance, as well as front end drivers such as research and development, marketing and sales. We believe that NexCen University also provides franchisees with the tools, training and support needed to optimize their performance in the marketplace.

Diversification and Growth

        With our portfolio of franchised brands, we operate a business that is diversified in several ways:

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  across multiple categories, ranging from footwear to baked goods to ice cream;

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  across geographies (both within the United States and internationally);

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  across channels of distribution, ranging from mall-based stores to strip shopping centers to stand-alone stores;

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  across franchisees/licensees, ranging from individuals to multi-unit developers; and

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  across multiple demographic groups.

        We believe that multi-category diversification may help reduce potential volatility in our financial results.

        We believe that our business also offers a multi-tiered growth opportunity. Our businesses can grow both domestically and internationally through organic growth and synergistically through cross-selling and co-branding across our multiple franchise systems.

Competition

        Our brands are all subject to extensive competition by numerous domestic and foreign brands, not only for end consumers but also for management, hourly personnel, suitable real estate sites and qualified franchisees. Each is subject to competitive risks and pressures within its specific market and distribution channels, including price, quality and selection of merchandise, reputation, store location, advertising and customer service. The retail footwear and retail food industries, in which the Company competes, are often affected by changes in consumer tastes; national, regional or local economic conditions; currency fluctuations; demographic trends; traffic patterns; the type, number and location of competing footwear and food retailers and products; and disposable purchasing power. Our success is dependent on the image of our brands to consumers and prospective franchisees and on our franchisees' ability to sell products under our brands. Competing brands may have the backing of companies with greater financial and operating stability and greater distribution, marketing, capital and other resources than we or our franchisees have.

Trademarks

        The Company owns numerous registered trademarks and service marks. The Company believes that many of these marks, including The Athlete's Foot ® , TAF ® , Great American Cookies ® , MaggieMoo's ® , Marble Slab Creamery ® , Pretzel Time ® , Pretzelmaker ® , and Shoebox New York ® are vital to our business. Our policy is to pursue registration of our important marks whenever feasible and to oppose vigorously any infringements of our marks. We have authorized the use of these marks by franchisees and licensees in franchise and license agreements. Under current law and with proper use, the Company's rights in our marks generally can last indefinitely.

Seasonality

        The business associated with certain of our brands is seasonal. However, we believe the seasonality of our brands is complementary, so that the Company's operations do not experience material seasonality on an aggregate basis. For example, average sales of our mall-based QSR's (Great American Cookies, Pretzel Time, and Pretzelmaker) are higher during the winter months, especially in December, whereas average sales of our ice cream brands (MaggieMoo's and Marble Slab Creamery) are higher in the summer months and lower during the winter months.

Research and Development ("R&D")

        In May 2009, we opened a new innovation laboratory in our manufacturing facility in Atlanta, Georgia where we develop new flavors, new offerings and new formulations of our food products across all of our QSR brands. Independent suppliers provided equipment and other resources for the new innovation laboratory. From time to time, independent suppliers also conduct or fund research and development activities for the benefit of our QSR brands. In addition, we conduct consumer research to determine our end-consumer's preferences, trends and opinions.

Supply and Distribution

        The Company negotiates supply and distribution agreements with a select number of food, beverage, footwear and accessories, paper, packaging, distribution and equipment vendors for the purpose of providing the lowest prices for our franchisees while ensuring compliance with certain quality standards. We have begun aggregating the purchasing power of our franchisees across our multiple brands to leverage scale to drive savings and effectiveness in the supply and distribution function.

Government Regulation

        Many states and the Federal Trade Commission, as well as certain foreign countries, require franchisors to transmit disclosure statements to potential franchisees before granting a franchise. Additionally, some states and certain foreign countries require us to register our franchise offering documents before we may offer a franchise. Due to the scope of our business and the complexity of franchise regulations, we may encounter compliance issues from time to time. Significant delays in registering our franchise offering documents may prevent us from selling franchises in certain jurisdictions, which may have a material adverse effect on our business.

        Local, state and federal governments have adopted laws and regulations that affect us and our franchisees including, but not limited to, those relating to advertising, franchising, health, safety, environment, zoning and employment. The Company strives to comply with all applicable existing statutory and administrative rules and cannot predict the effect on our operations from the issuance of additional requirements in the future.

Employees

        As of December 31, 2009, we employed a total of 117 persons, all full time employees. We believe that our relations with our employees are good. None of our employees are covered by a collective bargaining agreement.

Historical Operations

        The Company was originally formed as Aeros, LLC in January 1996. We changed our name to Aether Technologies International, LLC in August 1996 and to Aether Systems LLC in September 1999. Immediately prior to completing our initial public offering of common stock on October 20, 1999, we converted from a limited liability company to a Delaware corporation and changed our name to Aether Systems, Inc. Until late 2004, the Company owned, acquired and operated a number of mobile and wireless communications businesses. These businesses never became profitable, and during 2004 we sold these businesses and started a mortgage-backed securities, or MBS, business. During 2004 and 2005, we assembled a leveraged portfolio of MBS investments. On July 12, 2005, the Company, with shareholder approval, effectuated a holding company reorganization so that Aether Systems, Inc. became a wholly-owned subsidiary of Aether Holdings, Inc. Market conditions for the MBS business changed significantly during 2005 and into 2006, and the profitability of our leveraged MBS portfolio declined. In light of these changing market conditions, in late 2005 and into 2006, we began to explore additional and alternative business strategies that we thought could help us become profitable more quickly and create shareholder value. These efforts resulted in our decision to acquire UCC Capital in June 2006. On October 31, 2006, at the 2006 annual meeting of stockholders, our stockholders approved the sale of our MBS portfolio for the purpose of discontinuing our MBS business and allocating all cash proceeds from such sale to the growth and development of our brand management business. Our stockholders also approved a change of our Company name from Aether Holdings, Inc. to NexCen Brands. We sold our MBS investments in November 2006, and since that time, we have focused entirely on our brand management business.

Tax Loss Carry-Forwards and Limits on Ownership of Our Common Stock

        As a result of the substantial losses incurred by our predecessor businesses through 2004 and additional losses through 2009, as of December 31, 2009, we had federal net operating loss carry-forwards of approximately $837.0 million that expire on various dates through 2028. In addition, as of December 31, 2009, we had capital loss carry-forwards of approximately $15.4 million that expire between 2010 and 2011. If we have an "ownership change" as defined in the Internal Revenue Code of 1986, as amended ("IRC") in Section 382 ("Code Section 382"), our net operating loss carry-forwards and capital loss carry-forwards generated prior to the ownership change would be subject to annual limitations, which could reduce, eliminate, or defer the utilization of these losses.

        To help guard against a change of ownership occurring under Code Section 382, shares of our common stock are subject to transfer restrictions contained in our certificate of incorporation. In general, the transfer restrictions prohibit any person from acquiring 5% or more of our stock without our consent. Persons who owned 5% or more of our stock prior to May 4, 2005 are permitted to sell the shares owned as of May 4, 2005 without regard to the transfer restrictions. Shares acquired by such persons after May 4, 2005 are subject to the transfer restrictions. Our Board of Directors has the right to waive the application of these restrictions to any transfer.

        To date, we do not believe that we have experienced an ownership change as defined under Code Section 382 resulting from the transfer of shares by our existing shareholders or from deemed ownership changes resulting from the various amendments to the BTMUCC Credit Facility. However, there remain significant uncertainties as to our ability to realize any tax savings in the future. See Note 10—Income Taxes to our Consolidated Financial Statements for a more detailed discussion of our deferred tax assets. For a discussion on the risks associated with our tax loss carry-forwards and the limits on ownership of our common stock, please see Item 1A—Risk Factors , under the caption "Risks of Our Business."

General Corporate Matters

        Our executive offices are located at 1330 Avenue of the Americas, 34th Floor, New York, NY 10019. Our telephone number is (212) 277-1100 and our fax number is (212) 277-1160.

Availability of Information

        We maintain a website at www.nexcenbrands.com , which provides a wide variety of information on each of our brands. You may read and copy any materials we file with the Securities and Exchange Commission (the "SEC") at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549. For further information concerning the SEC's Public Reference Room, you may call the SEC at 1-800-SEC-0330. Some of this information also may be accessed on the SEC's website at www.sec.gov . We also make available free of charge, on or through our website, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or Section 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. We also maintain the following sites for each of the Company's brands and operations: www.nexcenfranchises.com , www.theathletesfoot.com , www.greatamericancookies.com , www.maggiemoos.com , www.marbleslab.com , www.pretzeltime.com , www.pretzelmaker.com , and www.shoeboxny.com . We are providing the address of our internet websites solely for the information of investors. We do not intend the internet addresses to be active links in this Report, and the contents of these websites are not incorporated into, and do not constitute a part of, this Report.

ITEM 1A.    RISK FACTORS

        You should carefully consider the following risks along with the other information contained in this Report. All of the following risks could materially and adversely affect our business, financial condition or results of operations. In addition to the risks discussed below and elsewhere in this Report, other risks and uncertainties not currently known to us or that we currently consider immaterial could, in the future, materially and adversely affect our business, financial condition and financial results.

Risks Related to Our Financial Condition

Our substantial indebtedness limits cash flow available for our operations, and we may not be able to generate sufficient cash flow to service our debt as it is currently structured.

        We are highly leveraged. As of December 31, 2009, we had approximately $138.2 million of debt outstanding with BTMU Capital Corporation ("BTMUCC") under a credit facility (the "BTMUCC Credit Facility"). (See Note 9—Debt for detailed information regarding the BTMUCC Credit Facility.) The BTMUCC Credit Facility requires us to dedicate a substantial portion of our cash flow from operations to interest and principal payments on our debt thereby reducing the availability of our cash flow to fund working capital, capital expenditures, research and development efforts and other general corporate purposes. Under the BTMUCC Credit Facility, substantially all revenues earned by the Company are remitted to "lockbox accounts," and the terms of the BTMUCC Credit Facility limit the amount of cash flow from operations that may be distributed to NexCen for operating expenses, capital expenditures and other general corporate purposes. The BTMUCC Credit Facility also prohibits us from securing any additional borrowings without the prior written consent of BTMUCC. Thus, our indebtedness could, among other things:

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  increase our vulnerability to general adverse economic and industry conditions;

  •
  limit our flexibility in planning for, or reacting to, changes in our business and the industries in which we operate;

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  place us at a competitive disadvantage if any of our competitors have less debt; and

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  limit our ability to borrow additional funds.

        Based on our current projections, we anticipate that cash generated from operations will provide us with sufficient liquidity to meet our scheduled debt service obligations for at least the next twelve months. However, we are subject to numerous prevailing economic conditions and to financial, business, and other factors beyond our control. In addition, the BTMUCC Credit Facility obligates us to make a final scheduled principal payment on our Class B Franchise Note of $34.5 million in July 2011. We currently do not expect that we will be able to meet this obligation. As a result, we cannot guarantee that we will be able to generate sufficient cash flow to service our interest and principal payment obligations related to our outstanding debt, or that cash flow, future borrowings or equity financing will be available for the payment or refinancing of our debt. Failure to meet the interest and principal payment obligations of our debt would result in a default under the BTMUCC Credit Facility, which could then trigger among other things the lender's right to accelerate principal payment obligations, foreclose on virtually all of the assets of the Company and take control of all of the Company's cash flow from operations. We have classified all of the debt outstanding under the BTMUCC Credit Facility as a current liability as of December 31, 2009.

We are exploring alternatives to the Company's current debt and capital structure. Any strategic transaction, including restructuring of debt, may result in dilution of existing shareholders and may trigger an ownership change that would limit our ability to utilize our tax loss carry-forwards.

        In the wake of our efforts to stabilize the Company in 2008 and 2009, we have evaluated our business and concluded that for the long-term growth and viability of our business, we must address the Company's debt and capital structure. We, therefore, retained an investment bank to assist us with identifying and evaluating strategic alternatives, including recapitalization of the Company, restructuring of our debt and/or sale of some or substantially all of our assets, and we are in discussions with BTMUCC regarding potential alternatives needs BTMUCC's consent is required to proceed with any strategic transaction or debt restructuring. There can be no guarantee that BTMUCC will agree to any strategic transaction or debt restructuring, and certain transactions may significantly dilute existing shareholders and/or trigger an ownership change under the tax laws that would limit our ability to utilize our tax loss carry-forwards assuming we have taxable income.

Absent waivers, a strategic transaction or further restructuring of our debt, we likely will breach certain covenants of the BTMUCC Credit Facility in 2010 and likely will fail to make a required principal payment in July 2011.

        The BTMUCC Credit Facility contains numerous affirmative and negative covenants, including, among other things, restrictions on indebtedness, liens, fundamental changes, asset sales, acquisitions, capital and other expenditures, common stock repurchases, dividends and other payments affecting subsidiaries. The Company's failure to comply with the financial and other restrictive covenants relating to our indebtedness would result in a default under the indebtedness, which could then trigger among other things the lender's right to accelerate principal payment obligations, foreclose on virtually all of the assets of the Company and take control of all of the Company's cash flow from operations.

        BTMUCC has provided the Company amendments and waivers following the restructuring of the debt in August 2008, including reduction of interest rates, deferral of scheduled principal payment obligations and certain interest payments, waivers and extensions of time related to the obligations to issue dilutive warrants, allowance of certain payments to be excluded from debt service obligations, as well as relief from debt service coverage ratio requirements, certain capital and operating expenditure limits, certain loan-to-value ratio requirements, certain free cash flow margin requirements, and the requirement to provide financial statements by certain deadlines. We anticipate that we will breach certain covenants under the BTMUCC Credit Facility in 2010 unless we are able to obtain additional waivers or amendments from our lender. There can be no assurance that we will be able to obtain waivers or amendments, and our lender may default the Company and seek to accelerate our principal payment obligations pursuant to any of the covenants or other provisions of the BTMUCC Credit Facility. In addition, we currently do not expect that we will be able to meet a principal payment of $34.5 million due in July 2011 on our debt as currently structured. Accordingly, we have classified all of the debt outstanding under the BTMUCC Credit Facility as a current liability as of December 31, 2009.

We may not have sufficient working capital, which could materially and adversely impact our business, financial condition and results of operations.

        The terms of the BTMUCC Credit Facility limit the amount of cash flow from operations that may be used for operating expenses, capital expenditures, and other general corporate purposes. As a result, certain non-ordinary course expenses or expenses beyond a certain annual total limit must be paid out of cash on hand. In December 2009, we exceeded the total annual expense limit for 2009 established by the BTMUCC Credit Facility (which limit does not apply to cost of goods for our manufacturing facility). Under the BTMUCC Credit Facility, we are not reimbursed out of the cash in the lockbox accounts for any expenses paid in excess of our annual expense limit. Instead those amounts are released to BTMUCC to pay down principal in excess of scheduled principal payments. In order to manage our cash balance, we deferred payment of expenses incurred in excess of our 2009 expense limit until the expense limit reset for 2010. On January 14, 2010, we entered into an amendment of the BTMUCC Credit Facility that, among other things, essentially allowed the Company to retroactively increase its expense limit for 2009 by $0.5 million by decreasing its expense limit for 2010 by the same amount. (See Note 9—Debt for detailed information regarding the BTMUCC Credit Facility.)

        We may exceed our expense limit in 2010, and we can provide no guarantees that our current cash on hand and cash from operations after debt service will continue to satisfy our working capital requirements in the future. We may require future working capital in order to operate, implement our revised business plan and/or further improve operations. We have no committed sources of working capital and do not know whether additional financing will be available when needed, or, if available, that the terms will be favorable. The BTMUCC Credit Facility also prohibits us from securing any additional borrowings without the prior written consent of our lender. The failure to satisfy our working capital requirements will adversely affect our business, financial condition and results of operations.

        We may seek additional funding through strategic transactions, further restructuring of our debt, a recapitalization transaction, a sale of some or substantially all of our assets, and/or private or public sales of our securities. We can provide no assurance, however, that we can obtain additional funding on reasonable terms, or at all, and such funding, if available, may significantly dilute existing shareholders and trigger an ownership change that would limit our ability to utilize our tax loss carry-forwards assuming we have taxable income. If we cannot obtain adequate funds, we may need to significantly curtail our expenses, which may adversely affect our business, financial condition and results of operations.

Doubt about our ability to continue as a going concern could adversely impact our business, financial condition and results of operations.

        Our future success depends in large part on the support of our current and future investors, lenders, franchisees, business partners and employees. Uncertainties with respect to our corporate viability and financial condition may discourage investors from purchasing our stock, lenders from providing additional capital, current and future franchisees from renewing existing agreements or executing new agreements with us, vendors and service providers from dealing with us without prepayment or other credit assurances, and/or current and future employees from committing to us, any or all of which could adversely affect our business, financial condition and results of operations.

We are vulnerable to interest rate risk with respect to a substantial portion of our debt.

        As of December 31, 2009, approximately 62% of our current aggregate debt fluctuates with the 30-day London Interbank Offering Rate ("LIBOR"). Any increase in LIBOR will increase our interest expense and could negatively impact our business, liquidity and financial condition. See Item 7A—Quantitative and Qualitative Disclosure about Market Risk , under the caption "Interest Rate Risk."

Our ability to access capital markets may be constrained.

        We failed to timely file with the SEC our Quarterly Reports on Form 10-Q for the periods ended March 31, 2008, June 30, 2008 and September 30, 2008, our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and our Quarterly Reports on Form 10-Q for the periods ended March 31, 2009 and June 30, 2009. We did timely file with the SEC our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009. Until we are timely in our filings for a period of 12 months, which would be November 2010 if we continue to make timely filings, we will be precluded from registering any securities with the SEC on Form S-3, the most simplified registration form used by the SEC. In addition, we are limited under our BTMUCC Credit Facility from raising equity in excess of $10 million in either the private or public markets unless certain conditions are met to protect our lender's interest. As a result, our ability to access the capital markets may be constrained, which may adversely affect our liquidity.

Risks Related to Our Pending Litigation and Governmental Investigations

Any adverse outcome of the investigation being conducted by the SEC could adversely affect our business, financial condition, results of operations and cash flows.

        In March 2009, the Company received notice that a formal investigation had been commenced by the SEC in October 2008. We cannot predict the outcome of the investigation. The legal costs of such investigation and any negative outcome from the investigation could have a material adverse effect on our business, financial condition, results of operations and cash flows. See Item 3—Legal Proceedings , for a discussion of this investigation.

Several lawsuits have been filed against us involving our past public disclosures, and the outcome of these lawsuits may have a material adverse effect on our business, financial condition, results of operations and cash flows.

        A consolidated class action lawsuit, a shareholder derivative lawsuit and a direct lawsuit have been filed against us, as well as certain of our former officers and current and former directors, relating to, among other things, allegations of violations of the securities laws. We cannot predict the outcome of these lawsuits. Substantial damages or other monetary remedies assessed against us could have a material adverse effect on our business, financial condition, results of operations and cash flows, and any requirement to issue additional stock could be dilutive. See Item 3—Legal Proceedings , for a discussion of these lawsuits.

We may not have sufficient insurance to cover our liability in our pending litigation claims and future claims due to coverage limits, as a result of insurance carriers seeking to deny coverage of such claims, or because the insurance carrier is unable to provide coverage, which in any case could have a material adverse effect on our business and financial condition.

        We maintain third party insurance coverage against various liability risks, including securities and shareholder derivative claims, as well as other claims that form the basis of litigation matters pending against us. While we believe these insurance arrangements are an effective way to insure against liability risks, the potential liabilities associated with the litigation matters pending against us, or that could arise in the future, could exceed the coverage provided by such arrangements. Our insurance carriers also may seek to rescind or deny coverage with respect to pending or future actions. If we do not have sufficient coverage under our policies, or if the insurance companies are successful in rescinding or denying coverage to us, or if our insurance carrier is unable to provide coverage, our business, financial condition, results of operations and cash flows would be materially and adversely affected.

Our potential indemnification obligations and limitations on our director and officer liability insurance could have a material adverse effect on our business, results of operations and financial condition.

        Certain of our present and former directors, officers and employees are the subject of lawsuits. Under Delaware law, our bylaws and other contractual arrangements, we may have an obligation to indemnify our current and former directors, officers and employees in relation to completed investigations or pending and/or future investigations and actions. Indemnification payments that we make may be material and, in such event, would have a negative impact on our results of operations and financial condition to the extent insurance does not cover our costs. The insurance carriers that provide our directors' and officers' liability policies may seek to rescind or deny coverage with respect to pending and future investigations and actions, or we may not have sufficient coverage under such policies. If the insurance companies are successful in rescinding or denying coverage to us and/or some of our current and former directors, officers and employees, or we do not have sufficient coverage under our policies, our business, financial condition, results of operations and cash flows may be materially adversely affected.

The uncertainty of the outcome of the pending litigation and the SEC investigation may have a material adverse effect on our business.

        The uncertainty and risks of the pending litigation and the SEC investigation may cause our stock price to be more volatile or lower than it otherwise would be and may affect our ability to retain and/or attract franchisees, business partners, investors and/or employees.

Risks of Our Business

Our business strategy to focus on our franchised brands may not be successful.

        In the fourth quarter of 2008, we completed the sale of consumer products brands, Bill Blass and Waverly, to enable us to streamline the Company to focus solely on our seven franchised brands. The Company's efforts to focus on the franchise business as our core business may not be successful and may not improve the performance of the Company. We may not be successful in effectively executing our strategy or in generally operating or expanding our brands or integrating them into an efficient overall business strategy. We may not be able to retain existing or attract new investors, franchisees, business partners and employees.

We may fail to reach our sales and expense projections, which may negatively impact our business, results of operations and financial condition.

        We establish sales and expense projections each fiscal year based on a strategy of new market development, further penetration of existing markets and tight control over operating expenses against a backdrop of current and anticipated economic conditions. In addition to driving our financial results, we provide these sales and expense projections to our lender, and our progress in meeting projections on a monthly and quarterly basis affect our ability to meet debt and covenant obligations and to negotiate any waivers or amendments we may need under the BTMUCC Credit Facility. Our ability to meet our sales and expense projections is dependent on our ability to locate and attract new franchisees and area developers; maintain and enhance our brands; maintain satisfactory relations with our franchisees; monitor and audit the reports and payments received from franchisees; maintain or increase same store sales in existing markets; achieve new store openings and control expenses—all of which are dependent on factors both within and outside our control. Our failure to reach our sales and expense goals, which may be exacerbated by current economic conditions, may negatively impact our business, financial condition, results of operation and cash flow.

Our business depends on market acceptance of our brands in highly competitive industries.

        Continued market acceptance of our franchised brands is critical to our future success and subject to great uncertainty. The retail footwear and retail food industries in which we compete are extremely competitive, both in the United States and overseas. Accordingly, we and our current and future franchisees, licensees and other business partners face and will face intense and substantial competition with respect to marketing and expanding products under our franchised brands. As a result, we may not be able to attract franchisees, licensees, and other business partners on favorable terms or at all. In addition, franchisees, licensees and other third parties with whom we deal may not be successful in selling products that make use of our brands. They (and we) also may not be able to expand the distribution of such products and services into new markets.

        In general, competitive factors include quality, price, style, selection of merchandise, reputation, name recognition, store location, advertising and customer service. The retail footwear and retail food industries are often affected by changes in consumer tastes; national, regional or local economic conditions; currency fluctuations; demographic trends; traffic patterns; the type, number and location of competing footwear and food retailers and products; and disposable purchasing power. Competing brands may have the backing of companies with greater financial and operational stability and greater distribution, marketing, capital and other resources than we or our franchisees and other business partners have. This may increase the obstacles that we and they face in competing successfully. Among other things, we may have to spend more on advertising and marketing or may need to reduce the amounts that we charge franchisees, licensees and other business partners. This could have a negative impact on our business, financial condition, and results of operations.

The challenging economic conditions and declines in consumer spending have negatively affected our business and may continue to do so.

        Our business is sensitive to consumer spending patterns and preferences. Market and general economic conditions affect the level of discretionary spending on the merchandise we and our franchisees offer, including general business conditions, interest rates, taxation, the availability of consumer credit and consumer confidence in future economic conditions. The generally unfavorable economic conditions on a local, regional, national or multi-national level has adversely affected our growth, sales and profitability and may continue to do so.

        Many of our franchisees' stores are located in shopping malls, particularly in the United States. Our franchisees derive revenue, in part, from the high volume of traffic in these malls. As a result of deteriorating economic conditions, the inability of mall "anchor" tenants and other area attractions to generate consumer traffic around our franchised stores and the decline in popularity of malls as shopping destinations have reduced our franchising revenue dependent on sales volume and may continue to do so.

Our operating results are closely tied to the success of our franchisees, over which we have limited control.

        As a result of our franchising programs, our operating results are dependent upon the sales volumes and viability of our franchisees. Any significant inability of our franchisees to operate successfully could adversely affect our operating results, and the quality of franchised operations may be impacted by factors that are not in our control. We provide training and support to our franchisees, but do not exercise day-to-day control over them. Franchisees may not successfully operate their businesses in a manner consistent with our standards and requirements, or may not hire and train qualified managers and other store personnel. In addition, franchisees may not be able to find suitable sites on which to develop stores, negotiate acceptable leases for the sites, obtain the necessary permits or government approvals or meet construction schedules. Any of these problems could negatively impact our business, could slow our planned growth and negatively impact our business, results of operations and financial condition.

The current disruptions in the availability of financing for current and prospective franchisees have adversely affected our business, results of operations and financial condition and may continue to do so.

        As a result of steep declines in the capital markets and the severe limits on credit availability, current and prospective franchisees have not had access to the financial or management resources that they need to open or continue operating the units contemplated by franchise or development agreements. Our franchisees generally depend upon financing from banks or other financial institutions in order to construct and open new units. Especially in this tight credit environment, financing has been difficult to obtain for some of our current and prospective franchisees. The continued difficulties with franchisee financing could reduce our store count, franchise fee revenues and royalty revenues, slow our planned growth, and negatively impact our business, results of operations and financial condition.

We depend on our franchisees to provide timely and accurate information about their sales and operations, which we rely upon to effectively manage the franchised brands.

        Our franchisees are contractually obligated to provide timely and accurate information regarding their sales and operations, and we rely on this information to collect royalties and manage the franchised brands. Most of our franchisees are required to report on a weekly basis. However, the franchise agreements for our TAF brand require reporting on a monthly or quarterly, versus weekly, basis. This delay in reporting reduces our visibility into the results of operations for the TAF brand. In addition, some of our franchisees are not consistently compliant with their reporting obligations. Our inability to collect timely and accurate information from our franchisees may adversely affect our business and results of operation.

Significant delays or difficulty in registering our franchise offering documents may adversely affect our business, results of operations and financial condition.

        Many states and the Federal Trade Commission, as well as certain foreign countries, require franchisors to transmit disclosure statements to potential franchisees before granting a franchise. Additionally, some states and certain foreign countries require us to register our franchise offering documents before we may offer a franchise. Due to the scope of our business and the complexity of franchise regulations, we may encounter compliance issues from time to time. In addition, due to the doubt about our ability to continue as a going concern, some states may require additional disclosures, impose additional requirements on our sale franchises, or not permit us to sell franchises at all. Significant delays or other difficulties in registering our franchise offering documents may prevent or impede us from selling franchises in certain jurisdictions, which may have a material adverse effect on our business, results of operations and financial condition.

We operate a global business that exposes us to additional risks that may adversely affect our business, results of operations and financial condition.

        Our franchisees operate in 38 countries. As a result, we are subject to risks associated with doing business globally. We intend to continue to pursue growth opportunities for our franchised brands outside the United States, which could expose us to greater risks. The risks associated with our franchise business outside the United States include:

  •
  Political and economic instability or civil unrest;

  •
  Armed conflict, natural disasters or terrorism;

  •
  Health concerns or similar issues, such as a pandemic or epidemic;

  •
  Multiple foreign regulatory requirements that are subject to change and that differ between jurisdictions;

  •
  Changes in trade protection laws, policies and measures, and other regulatory requirements affecting trade and investment;

  •
  Differences from one country to the next in legal protections applicable to intellectual property assets, including trademarks and similar assets, enforcement of such protections and remedies available for infringements;

  •
  Fluctuations in foreign currency exchange rates and interest rates; and

  •
  Adverse consequences from changes in tax laws.

        The effects of these risks, individually or in the aggregate, could have a material adverse impact on our business, results of operations and financial condition.

We may not be able to adequately protect our intellectual property, which could harm the value of our brands and adversely affect our business.

        We believe that our trademarks and other intellectual property rights are vital to our success, the success of our brands and our competitive position. Accordingly, we devote substantial resources to the development and protection of our trademarks and other intellectual property rights. However, the actions taken by us may be inadequate to prevent infringement or other unauthorized use of our intellectual property by others, which may thereby dilute our brands in the marketplace and/or diminish the value of our proprietary rights. We also may be unable to prevent others from claiming infringement or other unauthorized use of their trademarks and intellectual property rights by us. Our rights to our trademarks may in some cases be subject to the common law or statutory rights of any person who filed an application and/or began using the trademark (or a confusingly similar mark) prior to the date of our application and/or our first use of such trademarks in the relevant territory. We cannot provide assurances that third parties will not assert claims against our trademarks and other intellectual property rights or that we will be able to successfully resolve such claims, which could result in our inability to use certain trademarks or other intellectual property in certain jurisdictions or in connection with certain goods or services. Future actions by third parties, including franchisees or licensees, may diminish the strength of our trademarks or other intellectual property rights, injure the goodwill associated with our business and decrease our competitive strength and performance. We also could incur substantial costs to defend or pursue legal actions relating to the use of our trademarks and other intellectual rights, which could have a material adverse effect on our business, results of operations or financial condition.

We may be required to recognize additional impairment charges for trademarks and other intangible assets with indefinite or long lives.

        As a result of our acquisition strategy, we recorded a material amount of trademarks and other intangible assets with indefinite or long lives on our balance sheet. We assess these assets as and when required by U.S. generally accepted accounting principles (GAAP) to determine whether they are impaired. Based on our review in fiscal year 2008, we recorded impairment charges totaling approximately $242 million in 2008 with respect to our acquired assets. We did not record any impairment charges in 2009. However, if market conditions continue to deteriorate or if operating results decline unexpectedly, we may be required to record impairment charges in the future, and such charges would reduce our reported earnings for the periods in which they are recorded. Those reductions could be material and, in such event, would adversely affect our financial results. We also have retained an investment bank to assist us in identifying and evaluating alternatives to the Company's current debt and capital structure, including recapitalization of the Company, restructuring of our debt and/or sale of some or substantially all of our assets (see Note 9—Debt). A strategic transaction, debt restructuring or a sale of some or substantially all of our assets may result in a future adjustment to the carrying value of our intangible assets.

We addressed prior material weaknesses in disclosure controls and procedures and internal control over financial reporting. However, any future material weaknesses could adversely affect our business, our financial condition and our ability to carry out our strategic business plan.

        As discussed in Item 9A(T)—Controls and Procedures , we concluded that, as of December 31, 2009, our disclosure controls and procedures and internal control over financial reporting were effective. In order to address our prior material weaknesses, we made substantial changes to our management team and management structure; improved board communication and corporate governance; made changes to and increased the number of dedicated full-time accounting personnel; and enhanced internal control policies and procedures. Nonetheless, if we are unsuccessful in our effort to maintain effective financial reporting mechanisms and internal controls, our business, our financial condition, our ability to carry out our strategic business plan, our ability to report our financial condition and results of operations accurately in a timely manner, and our ability to retain the trust of our franchisees, lender, business partners, investors, employees and shareholders could be adversely affected.

The time, effort and expense related to internal and external investigations, litigation, the completion of our delinquent SEC filings, and the development and implementation of improved internal controls and procedures, have had an adverse effect on our business.

        Our management team has spent considerable time, effort and expense in dealing with the Audit Committee investigation, pending litigation, the SEC's investigation, completing our delinquent SEC filings and in developing and implementing accounting policies and procedures, disclosure controls and procedures, and corporate governance policies and procedures. This has prevented management from devoting its full attention to our business and many of these matters may continue to distract management's attention in the future. The significant time, effort and expense spent have adversely affected our operations and our financial condition, and may continue to do so in the future.

Our stock trades on the over-the-counter "Pink Sheets" market, and our stock price may be volatile.

        On January 13, 2009, as a result of noncompliance with the NASDAQ Stock Market, LLC ("NASDAQ") listing requirements, our common stock was suspended from trading on NASDAQ. Immediately thereafter, our stock began trading under the symbol NEXC.PK on the Pink OTC Markets, formerly known as the Pink Sheets. Although we plan to apply for relisting of our stock on NASDAQ as soon as we are in compliance with the listing requirements, we may not be successful in that effort. Our stock price has been volatile in the past and may continue to be volatile for the foreseeable future.

Limits on ownership of our common stock could have an adverse consequence to you and could limit your opportunity to receive a premium on our stock.

        Under transfer restrictions that have been applicable to our common stock since 2005, acquisitions of 5% or more of our stock are not permitted without the consent of our Board of Directors. In addition, even if our Board of Directors consented to a significant stock acquisition, a potential buyer might be deterred from acquiring our common stock while we still have significant tax losses being carried forward, because such an acquisition might trigger an ownership change and severely impair our ability to use our tax losses against future income. Thus, this potential tax situation could have the effect of delaying, deferring or preventing a change in control and, therefore, could affect adversely our shareholders' ability to realize a premium over the then prevailing market price for our common stock in connection with a change in control.

        The transfer restrictions that apply to shares of our common stock, although designed as a protective measure to avoid an ownership change, may have the effect of impeding or discouraging a merger, tender offer or proxy contest, even if such a transaction may be favorable to the interests of some or all of our shareholders. This effect might prevent our stockholders from realizing an opportunity to sell all or a portion of their common stock at a premium to the prevailing market price.

Our ability to realize value from our tax loss carry-forwards is subject to significant uncertainty.

        As of December 31, 2009 , we had federal net operating loss carry-forwards of approximately $837.0 million that expire at various dates through 2028. In addition, we had capital loss carry-forwards of approximately $15.4 million that expire between 2010 and 2011. However, our ability to realize value from our tax loss carry-forwards is subject to significant uncertainty.

        There can be no assurance that we will have sufficient taxable income or capital gains in future years to use the net operating loss carry-forwards or capital loss carry-forwards before they expire. This is especially true for our capital loss carry-forwards, because they expire over a shorter period of time than our net operating loss carry-forwards. The amount of our net operating loss carry-forwards and capital loss carry-forwards also has not been audited or otherwise validated by the Internal Revenue Service ("IRS"). The IRS could challenge the amount of our net operating loss carry-forwards and capital loss carry-forwards, which could result in a decrease in the amounts of such carry-forwards.

        In addition, if we have an "ownership change" as defined in Section 382 of the Internal Revenue Code, our net operating loss carry-forwards and capital loss carry-forwards generated prior to the ownership change would be subject to annual limitations, which could reduce, eliminate, or defer the utilization of these losses. As of the date of this Report, we do not believe that we have experienced an ownership change as defined under Section 382 resulting from transfer of shares by our existing shareholders or from the various amendments to the BTMUCC Credit Facility. However, we can provide no assurances that we will not enter into other transactions or that transfers of stock will not occur, which may result in an ownership change that would severely limit our ability to use our net operating loss carry-forwards and capital loss carry-forwards to offset future taxable income. For additional information regarding our deferred tax assets, see Note 10—Income Taxes to our Consolidated Financial Statements.

ITEM 1B.    UNRESOLVED STAFF COMMENTS

        Not applicable.

ITEM 2.    PROPERTIES

        As of December 31, 2009, we leased a total of approximately 30,650 square feet of office space for our operations. Our principal executive office totals 10,250 square feet and is located in New York, New York. Our franchising operations are centralized in one facility totaling approximately 20,400 square feet located in Norcross, Georgia. On January 29, 2008, in connection with the acquisition of Great American Cookies, we acquired a manufacturing facility. The facility is located on approximately four acres of land in Atlanta, Georgia and totals approximately 37,400 square feet. The manufacturing facility is subject to BTMUCC's security interest. We believe that our facilities are adequate for the purposes for which they are presently used and that replacement facilities are available at comparable cost, should the need arise.

        Notwithstanding the sale of the Waverly business in late 2008, we remained obligated as of December 31, 2009 on the lease for the Waverly showroom. We have sublet the Waverly showroom to third parties through the lease expiration on February 27, 2018. We also assumed leases for office space in connection with our acquisitions of MaggieMoo's and Marble Slab Creamery, which we no longer use. We negotiated a settlement of the MaggieMoo's lease for a one-time payment of $0.3 million which was made in January 2008. We sublet the Marble Slab Creamery office in Houston, Texas to a third party through the lease expiration in April 2009.

        We do not own or lease property used by our franchisees, but in connection with certain acquisitions we are obligated under certain leases and lease guarantees for certain franchise locations.

ITEM 3.    LEGAL PROCEEDINGS

        Securities Class Action.    A total of four putative securities class actions were filed in May, June and July 2008 in the United States District Court for Southern District of New York against NexCen Brands and certain of our former officers and a current director for alleged violations of the federal securities laws. On March 5, 2009, the court consolidated the actions under the caption, In re NexCen Brands, Inc. Securities Litigation , No. 08-cv-04906, and appointed Vincent Granatelli as lead plaintiff and Cohen Milstein Sellers & Toll PLLC as lead counsel. On August 24, 2009, plaintiff filed an Amended Consolidated Complaint. Plaintiff alleges that defendants violated federal securities laws by misleading investors in the Company's public filings and statements during a putative class period that begins on March 13, 2007, when the Company announced the establishment of the credit facility with BTMUCC, and ends on May 19, 2008, when the Company's stock fell in the wake of the Company's disclosure of the previously undisclosed terms of a January 2008 amendment to the credit facility, the substantial doubt about the Company's ability to continue as a going concern, the Company's inability to timely file its periodic report and the expected restatement of its Annual Report on Form 10-K for the year ended December 31, 2007, initially filed on March 21, 2008. The amended complaint asserts claims under Section 10(b) of the Exchange Act and SEC Rule 10b-5, and also asserts that the individual defendants are liable as controlling persons under Section 20(a) of the Exchange Act. Plaintiff seeks damages and attorneys' fees and costs. On October 8, 2009, the Company filed a motion to dismiss the amended complaint. Plaintiff filed his opposition on December 14, 2009, and the Company filed a reply on January 27, 2010. The court has scheduled a hearing on the motion to dismiss for May 5, 2010.

        Shareholder Derivative Action .    A federal shareholder derivative action premised on essentially the same factual assertions as the federal securities actions also was filed in June 2008 in the United States District Court for Southern District of New York against the directors and former directors of NexCen. This action is captioned: Soheila Rahbari v. David Oros, Robert W. D'Loren, James T. Brady, Paul Caine, Jack B. Dunn IV, Edward J. Mathias, Jack Rovner, George Stamas & Marvin Traub , No. 08-CV-5843 (filed on June 27, 2008). In this action, plaintiff alleges that NexCen's Board of Directors breached its fiduciary duties in a variety of ways, mismanaged and abused its control of the Company, wasted corporate assets, and unjustly enriched itself by engaging in insider sales with the benefit of material non-public information that was not shared with shareholders. Plaintiff further contends that she was not required to make a demand on the Board of Directors prior to bringing suit because such a demand would have been futile, due to the board members' alleged lack of independence and incapability of exercising disinterested judgment on behalf of the shareholders. Plaintiff seeks damages, restitution, disgorgement of profits, attorneys' fees and costs, and miscellaneous other relief. On November 18, 2008, the Court informed the parties that the case would be stayed for 180 days and requested that they file a status report thereafter so the Court might consider whether the stay should be extended. Plaintiff thereafter indicated that she intended to file an amended derivative complaint after the Company filed its amended Annual Report on Form 10-K for the year ended December 31, 2007, including a restatement of its 2007 financial results. On June 2, 2009, the Court lifted the stay and ordered the plaintiff to file her amended derivative complaint no later than two weeks after the Company filed its restated 2007 financials. On August 25, 2009, plaintiff filed an amended complaint that includes additional allegations based on the Company's August 11, 2009 Form 10-K/A. However, the amended complaint does not assert any new legal claims, and omits plaintiff's previously asserted claim for corporate waste. Defendants moved to dismiss the amended complaint on October 8, 2009. Plaintiff filed her opposition on November 23, 2009, and defendants filed their reply on December 8, 2009. The motion to dismiss is pending.

        California Litigation.    A direct action was filed in Superior Court of California, Marin County against NexCen Brands and certain of our former officers by a series of limited partnerships or investment funds. The case is captioned: Willow Creek Capital Partners, L.P., et al. v. NexCen

Brands, Inc. , Case No. CV084266 (Cal. Superior Ct., Marin Country) (filed on August 29, 2008). Predicated on similar factual allegations as the federal securities actions, this lawsuit is brought under California law and asserts both fraud and negligent misrepresentation claims. Plaintiffs seek compensatory damages, punitive damages and costs.

        The California state court action was served on NexCen on September 2, 2008. Plaintiffs in the California action served NexCen with discovery requests on September 19, 2008. On October 17, 2008, NexCen filed two simultaneous but separate motions in order to limit discovery. First, NexCen filed a motion in the United States District Court for Southern District of New York to stay discovery in the California actions pursuant to the Securities Litigation Uniform Standards Act of 1998. Second, NexCen filed a motion in the California court to dismiss the California complaint on the ground of forum non conveniens , or to stay the action in its entirety, or in the alternative to stay discovery, pending the outcome of the federal class action.

        The California state court held a hearing on NexCen's motion on December 12, 2008. At the hearing, the court issued a tentative ruling from the bench granting defendants' motion to stay. On December 26, 2008, the court entered a final order staying the California action in its entirety pending resolution of the class action securities litigation pending in the Southern District of New York. Plaintiff filed a motion to lift the stay, which motion was denied on October 8, 2009.

        SEC Investigation .    We voluntarily notified the Enforcement Division of the SEC of our May 19, 2008 disclosure. The SEC commenced an informal investigation of the Company regarding the matters disclosed, and the Company has been cooperating with the SEC and voluntarily provided documents and testimony, as requested. On or about March 17, 2009, we were notified that the SEC had commenced a formal investigation of the Company as of October 2008. The Company is continuing to cooperate with the SEC in its formal investigation.

        Legacy Aether IPO Litigation .    The Company was among the hundreds of defendants named in a series of securities class action lawsuits brought in 2001 against issuers and underwriters of technology stocks that had initial public offerings during the late 1990's. These cases were consolidated in the United States District Court for the Southern District of New York under the caption, In Re Initial Public Offerings Litigation , Master File 21 MC 92 (SAS). As to NexCen, these actions were filed on behalf of persons and entities that acquired the Company's stock after our initial public offering on October 20, 1999. Among other things, the complaints claimed that prospectuses, dated October 20, 1999 and September 27, 2000 and issued by the Company in connection with the public offerings of common stock, allegedly contained untrue statements of material fact or omissions of material fact in violation of securities laws. The complaint alleged that the prospectuses allegedly failed to disclose that the offerings' underwriters had solicited and received from certain of their customers additional and excessive fees, commissions and benefits beyond those listed in the arrangements, which were designed to maintain, distort and/or inflate the market price of the Company's common stock in the aftermarket. The actions sought unspecified monetary damages and rescission. NexCen reserved $0.5 million for the estimated exposure for this matter.

        In March 2009, the parties, including NexCen, reached a preliminary global settlement of all 309 coordinated class actions cases under which defendants would pay a total of $586 million (the "Settlement Amount") to the settlement class in exchange for plaintiffs releasing all claims against them. Under the proposed terms of this settlement, NexCen's portion of the Settlement Amount would be paid by our insurance carrier. In October 2009, the district court issued a decision granting final approval of the settlement. Because NexCen has no out-of-pocket liability under the approved settlement, we no longer maintain the reserve of $0.5 million. We recorded the reversal of this reserve in income from discontinued operations in 2009. On October 23, 2009, certain objectors filed a petition to the U.S. Court of Appeals for the Second Circuit to appeal the class certification order on an interlocutory basis. Two other notices of appeal were filed by nine other objectors. Plaintiffs, underwriter defendants, and the issuer defendants filed opposition papers. The appeals are pending.

        Other .    NexCen Brands and our subsidiaries are subject to other litigation in the ordinary course of business, including contract, franchisee, trademark and employment-related litigation. In the course of operating our franchise systems, occasional disputes arise between the Company and our franchisees relating to a broad range of subjects, including, without limitation, contentions regarding grants, transfers or terminations of franchises, territorial disputes and delinquent payments.

ITEM 4.    [REMOVED AND RESERVED]

PART II

ITEM 5.    MARKET FOR REGISTRANT'S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

PRICE RANGE OF COMMON STOCK

        Our common stock was quoted on The NASDAQ Stock Market, LLC ("NASDAQ") under the symbol NEXC from November 1, 2006 until January 13, 2009. Prior to November 1, 2006, starting with our initial public offering on October 20, 1999, the Company's common stock was quoted on NASDAQ under the symbol "AETH." As a result of noncompliance with NASDAQ listing requirements, NASDAQ suspended trading of our common stock effective at the opening of trading on January 13, 2009 and delisted our stock on February 13, 2009. Starting on January 13, 2009, the Company's common stock has been traded under the symbol NEXC.PK on the Pink OTC Markets, formerly known as the Pink Sheets.

        The following table sets forth, for the periods indicated, the high and low prices per share of the common stock as reported on NASDAQ and the Pink OTC Markets for 2009 and on NASDAQ for 2008.

	2009		2008
QUARTER ENDED	HIGH	LOW	HIGH	LOW
March 31	$0.14	$0.05	$4.82	$2.83
June 30	$0.25	$0.10	$3.49	$0.41
September 30	$0.36	$0.17	$0.67	$0.24
December 31	$0.25	$0.13	$0.30	$0.07

APPROXIMATE NUMBER OF EQUITY SECURITY HOLDERS

        As of February 28, 2010, the approximate number of stockholders of record of NexCen's common stock was 241.

DIVIDENDS

        We have never declared or paid any cash dividends on our common stock. For the foreseeable future, we expect to utilize earnings, if any, to reduce our indebtedness as required under the BTMUCC Credit Facility.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table sets forth, as of December 31, 2009, information concerning compensation plans under which our securities are authorized for issuance. The table does not reflect grants, awards, exercises, terminations or expirations since that date.

Plan Category	Plan Name	Number of securities to be issued upon exercise of outstanding options, and restricted stock	Weighted-average exercise price of outstanding options, and restricted stock	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1999 Equity Incentive Plan	391,000	$3.74	—
	2006 Equity Incentive Plan	2,691,999	$1.22	808,001
Equity compensation plans not approved by security holders	2000 Plan	24,571	$2.90	—

Total as of December 31, 2009		3,107,570	$1.55	808,001

The 1999 Plan

        In September 1999, the Company adopted the 1999 Equity Incentive Plan, as amended on September 5, 2005 (the "1999 Plan"). It was approved by the Company's sole stockholder prior to the Company's initial public offering on October 20, 1999. The 1999 Plan provided for the issuance of NexCen common stock, pursuant to grants of stock options or restricted stock, in an amount that adjusted automatically to equal 20% of the Company's outstanding shares. On September 2, 2005, the Company filed a registration statement with the SEC on Form S-8 registering an additional 973,866 shares under the 1999 Plan. A participant immediately forfeits any and all unvested options and forfeits all unvested restricted stock at the time of separation from NexCen, unless the award agreement provides otherwise. No participant is permitted to exercise vested options after the 90th day from the date of termination from NexCen, unless the award grant provides otherwise.

The 2000 Plan

        Effective December 15, 2000, the Company adopted the Acquisition Incentive Plan (the "2000 Plan") to provide options or direct grants to all employees (other than directors and officers), consultants and certain other service providers of the Company and our related affiliates, without shareholder approval. NexCen's Board of Directors authorized the issuance of up to 1,900,000 shares of NexCen common stock under the 2000 Plan, in connection with the grant of stock options or restricted stock. All options granted under the 2000 Plan were required to be nonqualified stock options.

The 2006 Plan

        Effective October 31, 2006, the Company adopted the 2006 Equity Incentive Plan (the "2006 Plan") to replace the 1999 Plan and the 2000 Plan. The Company's stockholders approved the adoption of the 2006 Plan at the annual meeting held on October 31, 2006. The 2006 Plan is now the sole plan for providing stock-based compensation to eligible employees, directors and consultants. The 1999 Plan and the 2000 Plans remain in existence solely for the purpose of addressing the rights of holders of existing awards already granted under those plans. No new awards have been or will be granted under the 1999 Plan and the 2000 Plan.

        A total of 3.5 million shares of common stock were initially reserved for issuance under the 2006 Plan, which represented approximately 7.4% of NexCen's outstanding shares at the time of adoption. Options under the 2006 Plan expire after ten years from the date of grant and are granted at an exercise price no less than the fair value of the common stock on the grant date. In the event of a "change of control" as such term is defined in the 2006 Plan, awards of restricted stock and stock options became fully vested or exercisable, as applicable, to the extent the award agreement granting such restricted stock or options provides for such acceleration. A participant immediately forfeits any and all unvested options and forfeits all unvested restricted stock at the time of separation from NexCen, unless the award agreement provides otherwise. No participant is permitted to exercise vested options after the 90th day from the date of termination from NexCen, unless the award grant provides otherwise.

Stock Option Cancellation Program

        On November 12, 2008, in light of the limited number of shares available for future issuance under the 2006 Plan, the Company instituted a stock option cancellation program for vested or unvested stock options issued under the 2006 Plan for certain eligible directors and employees (the "Stock Option Cancellation Program"). The Stock Option Cancellation Program was a voluntary, non-incentivized program. The Company provided no remuneration or consideration of any kind for the cancellation of stock options. In addition, to ensure that the program was in no way coercive or perceived to be coercive, we limited it to directors and executives at the level of vice president or above. The Company recaptured 856,666 options through this program.

PURCHASES OF EQUITY SECURITIES BY THE ISSUER AND AFFILIATED PURCHASERS

        None.

ITEM 6.    SELECTED FINANCIAL DATA

        We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

ITEM 7.    MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion of the results of operations and financial condition of NexCen Brands should be read in conjunction with the information contained in the Consolidated Financial Statements and related Notes, which appear in Item 8 of this Report.

OVERVIEW

        NexCen is a strategic brand management company that owns and manages a portfolio of seven franchised brands, operating in a single business segment: Franchising. Five of our brands (Great American Cookies, Marble Slab Creamery, MaggieMoo's, Pretzel Time and Pretzelmaker) are in the

QSR industry. The other two brands (TAF and Shoebox New York) are in the retail footwear and accessories industry. All seven franchised brands are managed by NFM, a wholly owned subsidiary of NexCen Brands. Our franchise network, across all of our brands, consists of approximately 1,700 stores in 38 countries.

        We acquired our seven franchised brands as follows:

  •
  TAF (acquired November 7, 2006)

  •
  MaggieMoo's (acquired February 28, 2007)

  •
  Marble Slab Creamery (acquired February 28, 2007)

  •
  Pretzel Time (acquired August 7, 2007)

  •
  Pretzelmaker (acquired August 7, 2007)

  •
  Shoebox New York (joint venture interest—January 15, 2008)

  •
  Great American Cookies (acquired January 29, 2008)

        We earn revenues primarily from the franchising, royalty, licensing and other contractual fees that third parties pay us for the right to use the intellectual property associated with our brands and from the sale of cookie dough and other ancillary products to our Great American Cookies franchisees. We are expanding production capabilities of our manufacturing facility in 2010 to enable us to produce and sell pretzel mix to our pretzel franchisees.

        As discussed in detail in Item 1—Business , we commenced our brand management business in June 2006, when we acquired UCC Capital, an investment banking firm that provided financial advisory services, particularly to companies involved in monetizing intellectual property assets. In acquiring UCC Capital, our strategy was to begin building a brand management business by acquiring and operating businesses that own valuable brand assets and other intellectual property and that earn revenues primarily from the franchising or licensing of their intellectual property. In addition to our seven franchised brands, we also owned the Bill Blass consumer products brand in the apparel industry and the Waverly consumer products brand in the home goods industry. We sold the Waverly brand on October 3, 2008 and the Bill Blass brand on December 24, 2008.

        Our financial condition and operating results during 2009 reflect the changes that were implemented to address the financial and operational challenges that we faced in 2008. In May 2008, we disclosed issues related to our debt structure that materially and negatively affected the Company. Specifically, we disclosed previously undisclosed terms of a January 2008 amendment to the BTMUCC Credit Facility, which was made in connection with our acquisition of Great American Cookies, and stated that the effects of that amendment on the Company's financial condition and liquidity raised substantial doubt about our ability to continue as a going concern. The Company also disclosed our inability to timely file our periodic report and our expected restatement of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 ("Original 2007 10-K"). The Company announced that it was actively exploring all strategic alternatives to enhance its liquidity including the possible sale of one or more of our businesses. These disclosures had an immediate and significant adverse impact on our business. The price of our common stock dropped; the Company and certain current and former officers and directors of the Company were sued for various claims under the federal securities laws and certain state statutory and common laws; and we became the subject of an investigation by the Enforcement Division of the SEC. (See Item 3—Legal Proceedings .) As a result of noncompliance with the listing requirements of NASDAQ including delays in filing our periodic reports, our common stock was suspended from trading on NASDAQ on January 13, 2009 and delisted from NASDAQ on February 13, 2009.

        In addition, starting in 2008 and continuing throughout 2009, the worldwide financial markets experienced unprecedented deterioration, affecting both debt and equity markets in the U.S. and internationally. The economy underwent a significant slowdown due to uncertainties related to, among other factors, energy prices, availability of credit, difficulties in the banking and financial services sectors, softness in the housing market, severely diminished market liquidity, geopolitical conflicts, falling consumer confidence and rising unemployment rates.

        By the end of 2008, we improved our cash management, reduced operating expenses, restructured the BTMUCC Credit Facility, sold our Waverly and Bill Blass businesses, reduced our outstanding debt, and ceased all activities of UCC Capital. As a result of these changes, during 2009 as compared to 2008, we generated positive cash flow from operations instead of cash used in operations, generated operating income instead of operating loss, and significantly decreased our net loss and net loss per share.

        Nonetheless, our 2009 results were materially impacted by the corporate events of 2008, as well as the continued global economic recession, tight credit markets, and diminished consumer spending. Although we significantly reduced operating expenses as compared to 2008, we incurred higher than normal expenses associated with our efforts to amend our Original 2007 10-K, complete our delinquent SEC filings, and improve internal controls and procedures. Moreover, our revenues declined through the course of 2009 in comparison to 2008.

        The following factors also impacted our operating results for 2009 compared to 2008.

  •
  On August 6, 2009, we entered into long-term license agreements with the master franchisee for TAF for the territories of Australia and New Zealand through our wholly owned subsidiary TAF Australia, LLC ("TAFA"). Pursuant to these TAFA license agreements, which replaced all prior franchise agreements among the parties, we granted exclusive licenses of the TAF trademarks and trade dress for the territories of Australia and New Zealand for an initial 99-year term. In consideration for these TAFA license agreements, we were paid one-time, non-refundable licensing fees of $6.2 million and ceased receiving royalties from franchised stores in Australia and New Zealand.

  •
  On August 6, 2009, in connection with the TAFA license transaction, NexCen entered into an amendment of the BTMUCC Credit Facility whereby the Company used $5.0 million of the licensing proceeds to pay down a portion of the Class B Franchise Note and BTMUCC released its security interest in the intellectual property that is the subject of the license agreements. The balance of the Class B Franchise Note following the re-payment was approximately $36.4 million, and the Company's repayment resulted in interest expense savings of $0.4 million on an annualized basis.

  •
  We acquired Great American Cookies on January 29, 2008. Thus, our financial results for the year ended December 31, 2009 reflect a full year of ownership of Great American Cookies, whereas our financial results for the year ended December 31, 2008 reflect approximately 11 months of ownership.

  •
  In 2008, we exited the licensing business for consumer branded products and ceased all activities of UCC Capital. We report the Bill Blass, Waverly and UCC Capital businesses as discontinued operations for all periods presented.

  •
  Starting in late May 2008, we began reducing non-essential corporate staff and incurred restructuring charges that continued through the remainder of 2008. Corporate selling, general and administrative expenses thus decreased starting in second quarter 2008, although these decreases were offset in the fourth quarter of 2008 by a stock compensation charge of $2.1 million associated with the voluntary cancellation of stock option grants.

  •
  Professional fees related to special investigations, corporate and franchising, increased throughout most of 2008, due to the increased legal costs and auditing costs associated with the events of May 2008, the growth of the Company and the integration of acquisitions.

  •
  As a result of the events of May 2008 and the general downturn of the economy, the Company recorded material impairments of its intangible assets in the second and third quarters of 2008.

        In discussing our financial results for 2009 and 2008 below, we refer to certain adjusted results, which exclude certain material special charges and expenses that we incurred in relation to the events of 2008. We believe the adjusted non-GAAP results provide more meaningful year-over-year comparisons. See "Results of Continuing Operations for the Years Ended December 31, 2009 and 2008."

DISCONTINUED OPERATIONS

        In 2008, we narrowed our business model to focus only on our franchised brands. We sold the Waverly brand on October 3, 2008 and the Bill Blass brand on December 24, 2008. Accordingly, we have reflected the Waverly and Bill Blass brands (collectively "Consumer Branded Products") as discontinued operations. Bill Blass Ltd, LLC also is reflected in discontinued operations. The loss from operations of the Waverly and Bill Blass brands is presented in the Consolidated Statements of Operations as a component of loss from discontinued operations. The loss on the sale of the Waverly and Bill Blass brands is discussed in Note 15—Discontinued Operations to our Consolidated Financial Statements. In 2008, we also discontinued all acquisition activities that we conducted through UCC Capital, which also earned loan servicing revenues.

LITIGATION SETTLEMENTS

        In October 2009, we resolved a pending litigation for which we had reserved $0.5 million. We had been among the hundreds of defendants named in a series of class action lawsuits seeking damages due to alleged violations of securities law, which was consolidated and pending in the United States District Court for the Southern District of New York under the caption In Re Initial Public Offerings Litigation , Master File 21 MC 92 (SAS). In March 2009, the parties, including NexCen, reached a preliminary global settlement of all 309 coordinated class actions cases. Under the proposed terms of this global settlement, NexCen's portion of the settlement amount would be paid by our insurance carrier. In October 2009, the district court issued a decision granting final approval of the settlement. Because NexCen has no out-of-pocket liability under the approved settlement, we reversed the reserve during 2009, and the reversal is reflected in income from discontinued operations in the Consolidated Statement of Operations. For additional details regarding this litigation, see Note 14(a)—Legal Proceedings to our Consolidated Financial Statements.

        On December 28, 2009, we resolved a pending litigation with a former TAF franchisee whereby the former franchisee agreed to pay NexCen $0.3 million to settle past-due royalties and terminate all agreements between the parties. As a result of the settlement, we recorded $0.3 million as other income in 2009.

        On March 4, 2010, we resolved pending litigation with the former owners of MaggieMoo's. Pursuant to the terms of the acquisition, the former owners were to receive additional consideration of $0.8 million pursuant to an earn-out provision which was payable on March 31, 2008. NexCen had not paid the earn-out due to on-going disputes between the parties regarding certain indemnification claims with which NexCen sought to offset the earn-out. The parties reached a settlement whereby NexCen agreed to pay $0.4 million to the former owners of MaggieMoo's with $0.2 million due on March 5, 2010 and $37,500 payable in five quarterly payments beginning on June 30, 2010 and ending on June 30, 2011. In the event we default on any of our payments, we will be obligated to pay a total amount of $0.5 million less any payments made under the terms of the settlement agreement. As a result of the settlement agreement, we recorded $0.2 million as other income in 2009 which represents the net difference between the settlement amount and the earn-out amount as offset by $0.2 million of indemnity claims.

CRITICAL ACCOUNTING POLICIES

        Our critical accounting policies affect the amount of income and expense we record in each period, as well as the value of our assets and liabilities and our disclosures regarding contingent assets and liabilities. In applying these critical accounting policies, we must make estimates and assumptions to prepare our financial statements, which, if made differently, could have a positive or negative effect on our financial results. We believe that our estimates and assumptions are both reasonable and appropriate, and in accordance with United States generally accepted accounting principles ("GAAP"). However, estimates involve judgments with respect to numerous factors that are difficult to predict and are beyond management's control. As a result, actual amounts could materially differ from estimates.

        We believe that the following accounting policies represent "critical accounting policies," which are most important to the portrayal of our financial condition and results of operations and require our most difficult, subjective, or complex judgments, often because we must make estimates about uncertain and changing matters.

  •
  We recognize income taxes using the asset and liability method. Under this method, we recognize deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. We measure deferred tax assets and liabilities using enacted tax rates expected to apply to taxable income in the years in which we expect to recover or settle those temporary differences. We recognize the effect of a tax rate change on deferred tax assets and liabilities as income in the period that includes the enactment date. In assessing the likelihood of realization of deferred tax assets, we consider whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which these temporary differences become deductible.

  •
  We classify intangible assets into three categories: (1) goodwill; (2) intangible assets with indefinite lives not subject to amortization; and (3) intangible assets with definite lives subject to amortization. We do not amortize goodwill and indefinite-lived intangible assets. We evaluate the remaining useful life of an intangible asset that is not being amortized each reporting period to determine whether events and circumstances continue to support an indefinite useful life. If an intangible asset that is not being amortized is subsequently determined to have a finite useful life, we amortize the intangible asset prospectively over its estimated remaining useful life. Amortizable intangible assets are amortized on a straight-line basis.

    Goodwill was assigned to reporting units for purposes of impairment testing. Our reporting unit is our operating segment. We recorded impairment charges in 2008 that reduced the carrying value of our goodwill to $0, and we no longer have goodwill recorded in our financial statements.

    Trademarks represent the value of expected future royalty income associated with the ownership of the Company's brands, namely, the Great American Cookies, MaggieMoo's, Marble Slab Creamery, Pretzelmaker and TAF trademarks. Other non-amortizable intangible assets consist primarily of the customer/supplier relationship with Great American Cookies franchisees. We do not amortize trademarks and the customer/supplier relationship acquired in a purchase business combination, which we determined to have an indefinite useful life, but instead test them for impairment at least annually unless it is subsequently determined that the intangible asset has a finite useful life. At each reporting period, we assess trademarks and other non-amortizable intangible assets to determine if any changes in facts or circumstances require a re-evaluation of the estimated value. We capitalize material costs associated with registering and maintaining trademarks.

    We amortize intangible assets with estimable useful lives over their respective estimated useful lives to their estimated residual values, and review them for impairment. Amortizable intangible assets consist of franchise agreements and non-compete agreements of key executives and others, which we are amortizing on a straight-line basis over a period ranging from one to twenty years.

    In 2009, we did not record any impairment charges with respect to our intangible assets. In 2008, we determined that goodwill, trademarks, and other non-amortizable intangible asset valuations associated with certain brands were impaired. As a result, we recognized impairment charges within the Consolidated Statement of Operations for the year ended December 31, 2008. See Note 6—Goodwill, Trademarks and Other Intangible Assets.

  •
  We account for share-based payments, such as grants of stock options, restricted shares, warrants, and stock appreciation rights, at fair value as an expense in our financial statements over the requisite service period. We estimate forfeitures in calculating the fair value of each award. See Note 12—Stock Based Compensation , for the assumptions used to calculate the stock compensation expense under the fair-value method discussed above. We use the Black-Scholes option pricing model to value the compensation expense associated with our stock option awards. In addition, we estimate forfeitures when recognizing compensation expense associated with our stock options, and adjust our estimate of forfeitures when we anticipate changes in the rate. Key input assumptions used to estimate the fair value of stock options included the market value of the underlying shares at the date of grant, the exercise price of the award, the expected option term, the expected volatility (based on historical volatility) of our stock over the option's expected term, the risk-free interest rate over the option's expected term, and the expected annual dividend yield, if any.

  •
  We maintain an allowance for doubtful accounts for estimated losses resulting from the inability of our customers to make required payments. In evaluating the collectability of accounts receivable, we consider a number of factors, including the age of the accounts, changes in status of the customers' financial condition and other relevant factors. We revise estimates of uncollectible amounts each period, and record changes in the period we become aware of them.

RECENT ACCOUNTING PRONOUNCEMENTS

Accounting Standards Adopted in 2009

        On January 1, 2009, we adopted FASB ASC 825-10-65, "Financial Instruments ," which requires disclosures about the fair value of financial instruments for interim reporting periods in addition to the current requirement to make disclosures in annual financial statements. This guidance also requires disclosure of the methods and significant assumptions used to estimate the fair value of financial instruments and description of changes in the methods and significant assumptions. The carrying amounts of cash, cash equivalents and restricted cash approximate their fair values (Level 1). The fair value of debt, as discussed in Note 9—Debt , is based on the fair value of similar instruments as well as model-derived valuations whose inputs are not observable (Level 3). The adoption of this standard did not have any effect on our results of operations or financial position.

        On June 30, 2009, we adopted the revisions to U.S. GAAP included in Codification Topic 855, Subsequent Events, which provides guidance for disclosing events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of these revisions did not have any effect on our results of operations or financial position.

        On September 30, 2009, we adopted the FASB ASC. The ASC does not alter current GAAP, but rather integrates existing accounting standards with other authoritative guidance. The ASC provides a single source of authoritative GAAP for nongovernmental entities and supersedes all other previously issued non-SEC accounting and reporting guidance. The adoption of the ASC did not have any effect on our results of operations or financial position. We have revised all prior references to GAAP to conform to the ASC. The FASB issues updates to the ASC in the form of Accounting Standards Updates ("ASU").

Accounting Standards Not Yet Adopted

        FASB ASC 810, "Consolidation Variable Interest Entities ," requires an enterprise to perform an analysis to determine whether the enterprise's variable interest or interests give it a controlling financial interest in a variable interest entity. This analysis identifies the primary beneficiary of a variable interest entity as the enterprise that has both of the following characteristics, among others: (a) the power to direct the activities of a variable interest entity, which most significantly impact the entity's economic performance and (b) the obligation to absorb losses of the entity, or the right to receive benefits from the entity, which could potentially be significant to the variable interest entity. This guidance requires ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity. This guidance is effective for the Company on January 1, 2010, and we do not expect it to have a material impact on our results of operations or financial position.

RESULTS OF CONTINUING OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

        In discussing our financial results for 2009 and 2008, we refer to certain adjusted results, which exclude certain material special charges and expenses that we incurred in relation to the events of 2008. We believe the adjusted non-GAAP results provide a more meaningful comparison. The following table represents our unaudited operating results on a non-GAAP adjusted basis (in thousands, except share data):

	Year Ended December 31,
	2009	2008
Total revenues	$45,119	$46,956

Total operating expenses	(38,913)	(194,173)
Adjustments for special charges:
Special investigations(1)	91	3,897
Impairment of intangible assets(2)	—	137,881
Restructuring charges(3)	527	1,096

Total operating expenses, as adjusted	(38,295)	(51,299)

Operating income (loss), as adjusted	6,824	(4,343)

Total non-operating expenses	(9,159)	(12,349)

Loss from continuing operations before income taxes, as adjusted	(2,335)	(16,692)

Income taxes	(395)	5,994
Deferred income tax adjustments(2)	—	(6,331)

Income taxes, as adjusted	(395)	(337)

Loss from continuing operations, as adjusted	$(2,730)	$(17,029)

(1)
The Company incurred outside legal fees related to special investigations, namely, investigations conducted at the direction of the Audit Committee of the Board of Directors, the Company and the SEC, respectively, regarding the Company's public disclosure on May 19, 2008 of previously undisclosed terms of a January 2008 amendment of the BTMUCC Credit Facility.

(2)
During 2008, the Company determined that it was necessary to evaluate goodwill and trademarks for impairment between annual tests due to, among other factors, a decline in the Company's stock price and deterioration of the economy. As a result, the Company recognized deferred tax benefits related to the reversal of deferred tax liabilities associated with the intangible assets.

(3)
Restructuring charges relate primarily to employee separation benefits in connection with staff reductions in the New York corporate office.

Royalty, Franchise Fee, Factory, and Licensing and Other Revenues

        We recognized $45.1 million in revenues in 2009, a decrease of $1.8 million, or 4%, from $47.0 million in revenues in 2008. Of the $45.1 million in revenues recognized in 2009, $23.2 million related to royalties, a decrease of 6% from 2008; $17.4 million related to factory revenues, an increase of 1% from 2008; $3.5 million related to franchise fees, a decrease of 4% from 2008; and $1.1 million related to licensing and other revenues, a decrease of 15% from 2008. Other revenues consist primarily of management fees paid to us from the Shoebox New York joint venture and rebates earned from vendors with which we conduct business.

        On a pro forma basis, assuming that we had acquired Great American Cookies on January 1, 2008 instead of January 29, 2008 and we had entered into the TAFA license agreements on January 1, 2008 instead of August 6, 2009, our revenues for 2009 declined approximately 7% from 2008.

        Our royalty revenues have declined as a result of the year-over-year lower store count, reduced consumer spending which has affected all of our brands, as well as a decline in TAF revenue as a result of the TAFA license agreements. We anticipate that the TAFA license agreements will result in a decline in our future royalties of approximately $0.8 million per year. Because of the economic factors that have negatively affected our revenues during 2009, we currently are unable to determine whether our revenues will stabilize or will continue to decline in 2010.

        We generally record franchise fee revenues upon the opening of the franchisee's store, which is dependent on, among other factors, real estate availability, construction build-out, and financing. Thus, we experience variability in our initial franchise fee revenue from both our sales of new franchises and in the timing of the opening of the franchisee's store. The year-over-year decrease in initial franchise fees reflects the difficulties we have experienced in selling new franchises in light of the challenged economic environment and the lack of ready credit to current and prospective franchisees who generally depend upon financing from banks or other financial institutions in order to construct and open new units.

Cost of Sales

        During 2009, we incurred $10.9 million in cost of sales, a decrease of 5% from 2008. Cost of sales is comprised of raw ingredients, labor and other direct manufacturing costs associated with our manufacturing facility. The gross profit margin on the manufacture and supply of cookie dough and the supply of ancillary products sold through our Great American Cookies franchised stores increased to 37% in 2009 from 34% in 2008. During 2009 and 2008, we instituted price increases on our cookie dough to adjust for certain increases to our raw materials costs and we instituted certain expense reductions. In addition, we recorded cost of sales of $0.2 million in the first quarter of 2008 resulting from purchase accounting adjustments related to inventory acquired. Together, these factors resulted in year-over-year increase in the gross profit margin.

Selling, General and Administrative Expenses ("SG&A")

        SG&A expenses consist primarily of compensation, stock compensation expense and personnel related costs, rent, facility related support costs, travel, advertising and bad debt expense.

        In 2009, we recorded Corporate SG&A expenses of $7.4 million, a decrease of 52% from 2008. This year-over-year decrease is the result of a reduction in stock compensation expense of $4.9 million, along with reductions in compensation expense as a result of our corporate restructurings in 2009 and 2008 and other cost reduction efforts. We recorded Franchising SG&A of $13.0 million in 2009, a decrease of 24% from 2008. The year-over-year decrease reflects reductions in travel, entertainment, and general office expenses as well as lower bad debt expense due to improved collections and fewer past due balances, partially offset by increased compensation expense.

Professional Fees

        We incurred corporate professional fees of $2.1 million in 2009, a decrease of 20% from 2008. Corporate professional fees primarily consist of legal fees associated with public reporting, compliance and litigation, and accounting fees related to auditing and tax services. The year-over-year decrease reflects a more normalized need for legal professionals subsequent to the events of 2008 and negotiated reductions in legal fees but nonetheless reflects the additional accounting fees incurred in the completion of delinquent SEC filings.

        We incurred professional fees related to franchising of $2.1 million in 2009, an increase of 25% from 2008. Franchising professional fees primarily consist of legal and accounting fees associated with franchising activities and trademark maintenance. The year-over-year increase reflects the legal costs associated with the Company's increased enforcement efforts against non-compliant franchisees.

        In 2009, we incurred $0.1 million in professional fees related to special investigations conducted at the direction of the Audit Committee of the Board of Directors, the Company and in response to information requested by the SEC, respectively, regarding the Company's public disclosures of previously undisclosed terms of a January 2008 amendment to the BTMUCC Credit Facility. The professional fees related to special investigations represent the cost of outside attorneys in either conducting the investigations or responding to the investigations, as well as the cost of outside consultants that we engaged to assist the Company and the Board of Directors to investigate and address the Company's financial condition resulting from the January 2008 amendment to the BTMUCC Credit Facility. In 2008, we incurred $3.9 million in professional fees related to special investigations.

Impairment of Intangible Assets

        As a result of our previous acquisition strategy, we recorded a material amount of trademarks, goodwill and other intangible assets with indefinite or long lives. We test trademarks and other intangible assets for potential impairment annually and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the intangible assets of a reporting unit below their respective carrying amounts.

        We did not record any impairment charges in 2009. In 2008, as a result of the deterioration of market and economic conditions, we recorded impairment charges and reduced the book value of such assets relating to continuing operations by a total of $137.9 million. See Note 6—Goodwill, Trademarks and Other Intangible Assets for additional details regarding the impairment charges.

Depreciation and Amortization

        Depreciation expenses arise from property and equipment purchased for use in our operations, including our factory. Amortization costs arise from amortizable intangible assets acquired in acquisitions.

        We recorded depreciation and amortization expenses of $2.7 million in 2009 compared to $2.9 million in 2008. The decrease is primarily attributable to accelerated depreciation of corporate assets following the Company's May 2008 corporate restructuring that affected both years, but had a greater impact in 2008.

Restructuring Charges

        We reduced the staff in our New York corporate office in connection with our sales of the Waverly and Bill Blass brands and our cost reduction efforts, including the transition of certain corporate functions to our Norcross, Georgia offices. Accordingly, we recorded $0.5 million in restructuring charges in 2009 and $1.1 million in restructuring charges in 2008. Restructuring charges relate primarily to employee separation benefits.

Total Operating Expenses

        Total operating expenses in 2009 were $38.9 million, a decrease of 80% from 2008. The 2008 results included impairment charges related to intangible assets of $137.9 million, $3.9 million in professional fees related to special investigations, and $1.1 million in restructuring costs. The results for 2009 included $0.1 million in professional fees related to special investigations and restructuring costs of $0.5 million. Excluding these special items, we incurred operating expenses, as adjusted, of $38.3 million in 2009, a decrease of 25% from 2008. This decrease reflects the Company's ongoing cost reduction measures that began in May 2008 which have generated savings in SG&A and other expenses, as well as the higher stock compensation costs in 2008 due to the voluntary cancellation of options granted to certain executives and directors.

Operating Income (Loss)

        Excluding the aforementioned special items, we generated operating income, as adjusted, of $6.8 million in 2009 compared to an operating loss of $4.3 million in 2008. The $11.1 million improvement was primarily the result of the reduction in operating expenses resulting from the cost reduction measures we implemented in 2008 and improved factory gross margins, partially offset by lower revenues.

Interest Income

        We recognized interest income of $0.2 million in 2009, a decrease of 54% from 2008. Interest income primarily reflects the interest earned on our average cash balances, which have declined year-over-year, along with interest rates. Interest income also includes interest earned on the loan agreement with the Athletes Foot Marketing Support Fund, LLC (the "TAF MSF"), a marketing fund for the TAF brand, as described below under Off-Balance Sheet Arrangements .

Interest Expense

        We recorded interest expense of $10.9 million in 2009, an increase of 2% from 2008. Interest expense consists primarily of interest incurred in connection with our borrowings related to our continuing operations under the BTMUCC Credit Facility. Interest expense also includes amortization of deferred loan costs and debt discount of $1.5 million in 2009 and $2.6 million in 2008, and imputed interest of $0.2 million in 2009 and 2008 related to a long-term consulting agreement liability assumed in the TAF acquisition (which expires in 2028). The year-over-year increase in interest expense is primarily due to increased borrowings related to our continuing operations after the acquisition of Great American Cookies in January 2008, as well as interest accrued on the Deficiency Note, partially offset by lower interest rates on the variable rate debt and on the Class B Franchise Note. For additional details regarding the BTMUCC Credit Facility, see Note 9—Debt to our Consolidated Financial Statements.

Financing Charges

        We incurred $0.1 million in net financing charges during 2009 as compared to $1.8 million during 2008. Financing charges consist primarily of legal fees related to the amendments to the BTMUCC Credit Facility. In the second and third quarters of 2008, we incurred significant legal fees related to the restructuring of the BTMUCC Credit Facility, which was finalized in August 2008.

Other Income (Expense)

        We recorded other income of $1.7 million in 2009, which included $0.5 million related to litigation settlements (including for past due prior period TAF royalties), $0.5 million in settlements of lease obligations relating to MaggieMoo's franchisees and $0.3 million of income from the Company's equity investment in Shoebox New York and $0.4 million relating to other matters. We recorded other expense of $0.3 million in 2008, related to our share of losses from our equity investment in Shoebox New York.

Loss from Continuing Operations before Income Taxes

        Excluding the aforementioned special items, loss from continuing operations before income taxes, as adjusted, of $2.3 million in 2009 improved from a loss from continuing operations before income taxes, as adjusted, of $16.7 million in 2008. The $14.4 million improvement was primarily the result of the reduction in operating expenses resulting from the cost reduction measures we implemented in 2008, improved factory gross margins and increased other income, partially offset by lower revenues.

Income Taxes—Continuing Operations

        In 2009, we recorded a current provision for income taxes of $0.4 million, consisting primarily of $0.1 million in state income taxes and $0.3 million in foreign taxes withheld on franchise royalties received from foreign based franchisees in accordance with applicable tax treaties. In 2008, we recorded current income tax expense of $0.3 million. This reflects $0.1 million of state income tax expense and $0.2 million of foreign taxes withheld on franchise royalties received from franchisees located outside of the United States in accordance with applicable tax treaties.

        We recorded no deferred tax benefit or expense in 2009. In 2008, we recorded combined federal and state deferred tax benefit of $6.3 million. The 2008 deferred tax benefit resulted from the timing differences between the amortization of trademarks and other intangible assets for tax purposes and impairment charges recorded for book purposes. For more information about our deferred tax expense and benefit, see Note 10—Income Taxes to our Consolidated Financial Statements.

        As discussed in Item 1—Business under the caption "Tax Loss Carry-Forwards and Limits on Ownership of Our Common Stock," we have accumulated significant deferred tax assets related to tax loss carry-forwards. However, under GAAP, we are not able to recognize the value of our deferred tax assets attributable to our tax loss carry-forwards until such time as we have satisfied GAAP requirements that there exists objective evidence of our ability to generate sustainable taxable income from our operations. Because we have a history of losses, we have not satisfied this requirement as of December 31, 2009. Even if we are able to report net income in 2010 and beyond, we may not satisfy this accounting requirement over the next several quarters (and perhaps longer) because continued amortization of trademarks in future periods may generate additional tax losses. In addition, our net tax loss carry-forwards will not offset all state, local and foreign tax liabilities, and we will remain subject to alternative minimum taxes.

Discontinued Operations

        In 2009, we recorded net income from discontinued operations of $0.5 million or $0.01 per share resulting primarily from the reversal of a reserve for litigation of $0.5 million; see Note 14(a)—Legal Proceedings to our Consolidated Financial Statements for further information. The impact of income taxes on our results from discontinued operations was $0.2 million in 2009. For a detailed Statement of Operations from the Company's discontinued operations, see Note 15—Discontinued Operations to our Consolidated Financial Statements.

        In 2008, we recorded net losses from discontinued operations of $102.2 million or ($1.81) per share. This amount includes $53.8 million of operating loss (including impairment charges of $66.9 million) from Bill Blass and Waverly which comprised our Consumer Branded Products business, a net loss of approximately $10.6 million on the sale of those businesses, an impairment of UCC Capital goodwill of $37.5 million, and $0.8 million in net loss from the Company's discontinued UCC Capital loan servicing business. For a detailed Statement of Operations from the Company's discontinued operations, see Note 15—Discontinued Operations to our Consolidated Financial Statements. Our net income tax benefit from discontinued operations in 2008 was $19.9 million. The 2008 deferred tax benefit resulted from the timing differences relating to the amortization of trademarks for book versus tax purposes. See Note 10—Income Taxes to our Consolidated Financial Statements.

FINANCIAL CONDITION

        As a result of the August 15, 2008 comprehensive restructuring of the original BTMUCC Credit Facility and subsequent amendments in 2008 and 2009, as well as actions taken to restructure the Company, pay down debt and reduce our recurring operating expenses, we improved our cash flow, generated operating income instead of operating loss and reduced the Company's debt as compared to

2008. Nonetheless, our financial condition and liquidity as of December 31, 2009 raise substantial doubt about our ability to continue as a going concern.

        We remain highly leveraged; we have no additional borrowing capacity under the BTMUCC Credit Facility; and the BTMUCC Credit Facility imposes restrictions on our ability to freely access the capital markets. The BTMUCC Credit Facility also imposes various restrictions on our use of cash generated from operations. See Note 1(c)—Liquidity and Going Concern . Based on our current projections, we anticipate that cash generated from operations will provide us with sufficient liquidity to meet our scheduled debt service obligations for at least the next twelve months. However, we are subject to numerous prevailing economic conditions and to financial, business, and other factors beyond our control. In addition, the BTMUCC Credit Facility obligates us to make a scheduled principal payment of $34.5 million on our Class B Franchise Note in July 2011. We currently do not expect that we will be able to meet this obligation.

        If we fail to meet debt service obligations or otherwise fail to comply with the financial and other restrictive covenants, we would default under our BTMUCC Credit Facility, which could then trigger, among other things, BTMUCC's right to accelerate all payment obligations, foreclose on virtually all of the assets of the Company and take control of all of the Company's cash flow from operations. (See Note 9—Debt to the Consolidated Financial Statements for details regarding the security structure of the debt.)

        Our BTMUCC Credit Facility contains numerous affirmative and negative covenants, including, among other things, restrictions on indebtedness, liens, fundamental changes, asset sales, acquisitions, capital and other expenditures, dividends and other payments affecting subsidiaries. The BTMUCC Credit Facility also contains a subjective acceleration clause whereby our lender has the right to accelerate all principal payment obligations upon a "material adverse change," which is broadly defined as the occurrence of any event or condition that, individually or in the aggregate, has had, is having or could reasonably be expected to have a material adverse effect on (i) the collectability of interest and principal on the debt, (ii) the value or collectability of the assets securing the debt, (iii) the business, financial condition, or operations of the Company or our subsidiaries, individually or taken as a whole, (iv) the ability of the Company or our subsidiaries to perform its respective obligations under the loan agreements, (v) the validity or enforceability of any of the loan documents, and (vi) the lender's ability to foreclose or otherwise enforce its interest in any of the assets securitizing the debt. To date, BTMUCC has not invoked the "material adverse change" provision or otherwise sought acceleration of our principal payment obligations.

        We have received waivers or amendments from BTMUCC, including reduction of interest rates, deferral of scheduled principal payment obligations and certain interest payments, waiver and extension of time related to the obligations to issue dilutive warrants, allowance of certain payments to be excluded from debt service obligations, as well as relief from debt service coverage ratio requirements, certain capital and operating expenditure limits, certain loan-to-value ratio requirements, certain free cash flow margin requirements and the requirement to provide financial statements by certain deadlines. We anticipate that we will breach certain covenants under the BTMUCC Credit Facility in 2010 and will fail to make a required principal payment of $34.5 million in July 2011 unless we are able to obtain waivers or amendments from our lender. There can be no assurance that we will be able to obtain waivers or amendments, and our lender may default the Company and seek to accelerate our principal payment obligations pursuant to any of the covenants or the subjective acceleration clause of the BTMUCC Credit Facility. Accordingly, we have classified all of the debt outstanding under the BTMUCC Credit Facility as a current liability as of December 31, 2009.

        In the wake of our efforts to stabilize the Company in 2008 and 2009, we have evaluated our business and concluded that for long-term growth and viability of our business, we must address the Company's debt and capital structure. We, therefore, retained an investment bank to assist us with identifying and evaluating alternatives to the Company's current debt and capital structure, including recapitalization of the Company, restructuring of our debt and/or sale of some or substantially all of our assets.W e are in discussions with BTMUCC regarding potential alternatives. There can be no guarantee that BTMUCC will agree to any strategic transaction or restructuring of debt, and certain transactions, including recapitalization or debt restructuring, may significantly dilute existing shareholders and trigger an ownership change that would limit our ability to utilize our tax loss carry-forwards assuming we have taxable income.

        During 2009, our total assets decreased by approximately $11.3 million, while our total liabilities decreased by approximately $11.8 million. These changes primarily reflect the $6.2 million TAFA licensing transaction and $5.0 million reduction of Class B Franchise Note and other principal repayments of $1.4 million.

        As of December 31, 2009, we had a total of $7.8 million of cash on hand representing $3.8 million of cash received from franchisees and licensees that is being held in lockbox accounts established with our commercial bank in connection with the BTMUCC Credit Facility to perfect the lender's security interest in such cash receipts. Cash on hand also includes $0.6 million of cash previously restricted to secure a letter of credit for our New York office lease. We are in the process of negotiating new lease terms and expect to replace the letter of credit in 2010 upon the execution of a new lease agreement.

        As of December 31, 2009, we had short-term restricted cash of $1.4 million representing the cash held in lockbox accounts that we expected would not be released to the Company but instead would be applied to pay down principal of our debt. In December 2009, we exceeded the total annual expense limit for 2009 established by the BTMUCC Credit Facility (which limit does not apply to cost of goods for our manufacturing facility). Under the BTMUCC Credit Facility, we are not reimbursed out of the cash in the lockbox accounts for any expenses paid in excess of our annual expense limit. Instead those amounts are released to BTMUCC to pay down principal in excess of scheduled principal payments. In order to manage our cash balance, we deferred payment of expenses incurred in excess of our 2009 expense limit until the expense limit reset for 2010. On January 14, 2010, we entered into an amendment of the BTMUCC Credit Facility that, among other things, essentially allowed the Company to retroactively increase its expense limit for 2009 by $0.5 million by decreasing its expense limit for 2010 by the same amount. (See Note 9—Debt.) In February 2010, the $1.4 million of short-term restricted cash was applied as additional principal payments on our debt. For a discussion on the risks associated with the impact of the BTMUCC Credit Facility on our cash flow and our working capital, please see Item 1A—Risk Factors , under the caption "Risks of Our Business."

        As of December 31, 2009, we also had long-term restricted cash of $1.0 million, which consists of security deposits on leases and a portion of the one-time, non-refundable licensing fees that we received from the TAFA licensing transaction. (See Note 6—Goodwill, Trademarks and Other Intangible Assets.) We plan to use approximately $0.7 million of this restricted cash in 2010 to fund the balance of the capital improvements to expand production capabilities of our manufacturing facility to enable us to produce and sell pretzel mix to our pretzel franchisees as permitted under the BTMUCC Credit Facility.

        The following table reflects use of net cash for operations, investing, and financing activities (in thousands):

	Year Ended December 31,
	2009	2008
Net income (loss) adjusted for non-cash activities	$4,059	$(8,578)
Working capital changes	(2,453)	693
Discontinued operations	511	(2,524)

Net cash provided by (used in) operating activities	2,117	(10,409)
Net cash provided by (used in) investing activities	3,806	(56,601)
Net cash (used in) provided by financing activities	(6,406)	28,734

Net decrease in cash and cash equivalents	$(483)	$(38,276)

        Cash flow from operating activities consists of (i) net income adjusted for depreciation, amortization, impairment charges and certain other non-cash items; (ii) changes in working capital; and (iii) cash flows from discontinued operations. We generated $4.1 million in net income adjusted for non-cash items in 2009, an increase of $12.7 million from the $8.6 million net loss adjusted for non-cash items in 2008. The year-over-year improvement is a result of the Company's successful efforts to reduce costs and manage expenses. Partially offsetting this improvement was a use of cash of $2.5 million for working capital purposes in 2009 compared to a source of cash of $0.7 million in 2008. This change primarily reflects our efforts to reduce our accounts payable and accrued expenses in 2009, partially offset by improved collections on accounts receivable. The cash used in operating activities in 2008 reflects cash generated from operations offset by an increase to working capital. Net cash used in operating activities in 2008 includes higher expenditures for special investigations, restructuring costs and increased professional fees as discussed above, and does not reflect the full year effects of cost reduction efforts that were implemented starting in May 2008.

        Net cash provided by investing activities in 2009 was $3.8 million. On August 6, 2009, we entered into long-term license agreements with RCG Corporation Ltd. and The Athlete's Foot Australia Pty Ltd. through our wholly owned subsidiary TAFA. In consideration for these license agreements, The Athlete's Foot Australia Pty Ltd. paid one-time, non-refundable licensing fees of $6.2 million. We used $5.0 million of the licensing proceeds to pay down a portion of the Class B Franchise Note. We retained the remaining $1.2 million of net proceeds as long-term restricted cash. As of December 31, 2009, we have used $0.5 million of this restricted cash to expand production capabilities of our manufacturing facility to enable us to produce and sell pretzel mix to our pretzel franchisees and expect to use the remaining $0.7 million in 2010 to complete the project.

        Net cash used in investing activities in 2008 was $56.6 million, primarily for the acquisition of Great American Cookies, offset by proceeds of $35.4 million from the sale of our Consumer Branded Products business. See Note 17—Acquisition of Great American Cookies to our Consolidated Financial Statements for details regarding the acquisition and Note 15—Discontinued Operations for details regarding the sale of our Consumer Branded Products business. The Company also used $0.7 million for the acquisition of an equity interest in Shoe Box Holdings, LLC and $1.3 million for the purchase of one half of the minority interest of Designer Equity Holding Company LLC ("DEHC"), equaling 5% percent, in BB Jeans, LLC, formerly known as Bill Blass Jeans, LLC, a now inactive subsidiary of the Company.

        Net cash used in financing activities in 2009 was $6.4 million consisting of principal payments of debt. Net cash provided by financing activities in 2008 was $28.7 million, which primarily reflects the borrowing of $70.0 million under a January 2008 amendment to the Original BTMUCC Credit Facility, which is discussed in Note 9—Debt to our Consolidated Financial Statements, offset by principal repayments in 2008 of approximately $37.9 million.

Contractual Obligations

        We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

Off Balance Sheet Arrangements

        We maintain advertising funds in connection with our franchised brands ("Marketing Funds"). The Marketing Funds are funded by franchisees pursuant to franchise agreements. We consider these Marketing Funds to be separate legal entities from the Company and use them exclusively for marketing of the respective franchised brands. The TAF MSF is a Marketing Fund for the TAF brand. Historically, on an as needed basis, the Company advanced funds to the TAF MSF under a loan agreement. The terms of the loan agreement include a borrowing rate of prime plus 2%, and repayment by the TAF MSF with no penalty at any time. We do not consolidate this or other Marketing Funds. For further discussion of Marketing Funds, see Note 2(q)—Advertising to our Consolidated Financial Statements.

ITEM 7A.    QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        The Company is exposed to certain market risks, which exist as part of our ongoing business operations. The following discussion about our market risk disclosures involves forward-looking statements. Actual results could differ materially from those projected in these forward-looking statements.

Interest Rate Risk

        Our primary exposure to market risk is to changes in interest rates on our debt. As of December 31, 2009, the Company had outstanding borrowings of $138.2 million under the BTMUCC Credit Facility in three separate tranches: (1) approximately $85.4 million of Class A Franchise Notes, (2) approximately $36.2 of Class B Franchise Note and (3) $16.6 million of a Deficiency Note. The Class B Franchise Note bears a fixed interest rate of 8% per year and the Deficiency Note bears a fixed interest rate of 15% per year. However, the Class A Franchise Notes, representing approximately 62% of the outstanding debt, bear interest at 30-day LIBOR plus 3.75% per year through July 31, 2011 and then LIBOR plus 5% per year thereafter until maturity on July 31, 2013. Although LIBOR rates fluctuate on a daily basis, our LIBOR rate resets monthly on the 15th day of each month.

        We are subject to interest rate risk on our rate-sensitive financing to the extent interest rates change. Our fixed and variable rate debt as of December 31, 2009 is shown in the following table (in millions).

	Balance	% of Total
Fixed Rate Debt	$52.8	38%
Variable Rate Debt	85.4	62%

Total debt	$138.2	100%

        The estimated fair value of our debt as of December 31, 2009 was approximately $92.7 million.

        A change in LIBOR can have a material impact on our interest expense and cash flows. Under the BTMUCC Credit Facility and based upon the principal balance as of December 31, 2009, a 1% increase in 30-day LIBOR would have resulted in additional $0.9 million in interest expense per year, while a 1% decrease in LIBOR would have reduced interest expense by $0.9 million per year. We did not in 2009, and do not currently, utilize any type of derivative instruments to manage interest rate risk. If our lender requests it, however, we will be obligated to hedge the interest rate exposure on our outstanding debt if 30-day LIBOR exceeds 3.5%.

Foreign Exchange Rate Risk

        The Company is exposed to fluctuations in foreign currency on a limited basis due to our international franchisees that transact business in currencies other than the U.S. dollar. However, the overall exposure to foreign exchange gains and losses is not expected to have a material impact on the consolidated results of operations. Because international development fees and store opening fees are paid in U.S. dollars, our primary foreign currency exchange exposure involves continuing royalty revenue from our international franchisees, which for the year ended December 31, 2009 was approximately $3.2 million or 7.1% of our total revenues.

ITEM 8.    FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
NexCen Brands, Inc.:

        We have audited the accompanying consolidated balance sheets of NexCen Brands, Inc. and subsidiaries (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NexCen Brands, Inc. and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

        The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company faces certain liquidity uncertainties that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KPMG LLP

New York, New York
March 26, 2010

NEXCEN BRANDS, INC.

CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS, EXCEPT SHARE DATA)

	December 31,
	2009	2008
ASSETS
Cash and cash equivalents	$7,810	$8,293
Short-term restricted cash	1,436	—
Trade receivables, net of allowances of $1,472 and $1,367, respectively	4,061	5,617
Other receivables	946	834
Inventory	1,123	1,232
Prepaid expenses and other current assets	1,379	2,439

Total current assets	16,755	18,415
Property and equipment, net	3,262	4,395
Investment in joint venture	335	87
Trademarks and other non-amortizable intangible assets	72,522	78,422
Other amortizable intangible assets, net of amortization	5,020	6,158
Deferred financing costs and other assets	3,770	5,486
Long-term restricted cash	980	940

Total assets	$102,644	$113,903

LIABILITIES AND STOCKHOLDERS' DEFICIT
Accounts payable and accrued expenses	$6,596	$9,220
Restructuring accruals	312	153
Deferred revenue	3,151	4,044
Current portion of debt, net of debt discount of $853 and $541, respectively	137,330	611
Acquisition related liabilities	820	4,689

Total current liabilities	148,209	18,717
Long-term debt, net of debt discount of $0 and $852, respectively	—	140,262
Acquisition related liabilities	196	480
Other long-term liabilities	3,231	3,937

Total liabilities	151,636	163,396

Commitments and contingencies
Stockholders' deficit:
Preferred stock, $0.01 par value; 1,000,000 shares authorized; 0 shares issued and outstanding as of December 31, 2009 and 2008, respectively	—	—
Common stock, $0.01 par value; 1,000,000,000 shares authorized; 57,146,302 shares issued and 56,951,730 outstanding at December 31, 2009; and 56,865,215 shares issued and 56,670,643 outstanding as of December 31, 2008	571	569
Additional paid-in capital	2,684,936	2,681,600
Treasury stock, at cost; 194,572 shares at December 31, 2009 and 2008	(1,757)	(1,757)
Accumulated deficit	(2,732,742)	(2,729,905)

Total stockholders' deficit	(48,992)	(49,493)

Total liabilities and stockholders' deficit	$102,644	$113,903

See accompanying notes to consolidated financial statements.

NEXCEN BRANDS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Year Ended December 31,
	2009	2008
Revenues:
Royalty revenues	$23,158	$24,735
Factory revenues	17,369	17,310
Franchise fee revenues	3,490	3,616
Licensing and other revenues	1,102	1,295

Total revenues	45,119	46,956

Operating expenses:
Cost of sales	(10,921)	(11,484)
Selling, general and administrative expenses:
Franchising	(13,025)	(17,078)
Corporate	(7,412)	(15,460)
Professional fees:
Franchising	(2,114)	(1,685)
Corporate	(2,146)	(2,696)
Special Investigations	(91)	(3,897)
Impairment of intangible assets	—	(137,881)
Depreciation and amortization	(2,677)	(2,896)
Restructuring charges	(527)	(1,096)

Total operating expenses	(38,913)	(194,173)

Operating income (loss)	6,206	(147,217)
Non-operating income (expense):
Interest income	202	439
Interest expense	(10,905)	(10,690)
Financing charges	(146)	(1,814)
Other income (expense), net	1,690	(284)

Total non-operating expense	(9,159)	(12,349)

Loss from continuing operations before income taxes	(2,953)	(159,566)
Income taxes:
Current	(395)	(337)
Deferred	—	6,331

Loss from continuing operations	(3,348)	(153,572)
Income (loss) from discontinued operations, net of tax benefits of $233 and $19,923	511	(102,207)

Net loss	$(2,837)	$(255,779)

Loss per share (basic and diluted) from continuing operations	$(0.06)	$(2.71)
Income (loss) per share (basic and diluted) from discontinued operations	0.01	(1.81)

Net loss per share—basic and diluted	$(0.05)	$(4.52)

Weighted average shares outstanding—basic and diluted	56,882	56,550

See accompanying notes to consolidated financial statements.

NEXCEN BRANDS, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

(IN THOUSANDS)

	PREFERRED STOCK	COMMON STOCK	ADDITIONAL PAID-IN CAPITAL	TREASURY STOCK	ACCUMULATED DEFICIT	TOTAL
Balance as of December 31, 2007	$—	$557	$2,668,289	$(1,757)	$(2,474,126)	$192,963

Net loss	—	—	—	—	(255,779)	(255,779)

Total comprehensive loss						(255,779)
Exercise of options and warrants	—	1	4	—	—	5
Stock-based compensation	—	—	8,657	—	—	8,657
Common stock issued	—	11	4,650	—	—	4,661

Balance as of December 31, 2008	—	569	2,681,600	(1,757)	(2,729,905)	(49,493)

Net loss	—	—		—	(2,837)	(2,837)

Total comprehensive loss						(2,837)
Stock-based compensation	—	—	384	—	—	384
Common stock issued	—	2	2,952	—	—	2,954

Balance as of December 31, 2009	$—	$571	$2,684,936	$(1,757)	$(2,732,742)	$(48,992)

See accompanying notes to consolidated financial statements.

NEXCEN BRANDS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

	Year Ended December 31,
	2009	2008
Cash flows from operating activities:
Net loss	$(2,837)	$(255,779)
Add: Net (income) loss from discontinued operations	(511)	102,207

Net loss from continuing operations	(3,348)	(153,572)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Provision for doubtful accounts	698	1,816
Impairment of intangible assets	—	137,881
Restructuring charges	—	443
Depreciation and amortization	2,814	3,016
Stock based compensation	384	5,291
Deferred income taxes	—	(6,331)
Unrealized (gain) loss on investment in joint venture	(307)	266
Realized gain on sale of licensing agreement	(41)	—
Amortization of debt discount	540	507
Amortization of deferred financing costs	952	2,064
Accrued interest on Deficiency Note	2,323	41
Loss on disposal of property and equipment	44	—
Changes in assets and liabilities, net of acquired assets and liabilities:
Decrease (increase) in trade receivables	858	(2,723)
(Increase) decrease in other receivables	(112)	3,378
Decrease in inventory	109	427
Decrease (increase) in prepaid expenses and other assets	1,824	(1,530)
(Decrease) increase in accounts payable and accrued expenses	(4,399)	1,401
Increase in restructuring accruals	159	140
Decrease in deferred revenue	(892)	(400)

Net cash provided by (used in) operating activities from continuing operations	1,606	(7,885)
Net cash provided by (used in) operating activities from discontinued operations	511	(2,524)

Net cash provided by (used in) operating activities	2,117	(10,409)

Cash flows from investing activities:
(Increase) decrease in restricted cash	(1,476)	5,890
Purchases of property and equipment	(846)	(676)
Investment in joint venture	—	(725)
Proceeds from sale of licensing agreements	6,200	—
Purchase of trademarks, including registration costs	—	(46)
Distributions from joint venture	59	371
Acquisitions, net of cash acquired	(131)	(95,000)
Cash provided by discontinued operations for investing activities	—	33,585

Net cash provided by (used in) investing activities	3,806	(56,601)

Cash flows from financing activities:
Proceeds from debt borrowings	—	70,000
Financing costs	—	(2,549)
Principal payments on debt	(6,406)	(37,353)
Proceeds from the exercise of options and warrants	—	5
Cash used in discontinued operations for financing activities	—	(1,369)

Net cash (used in) provided by financing activities	(6,406)	28,734

Net decrease in cash and cash equivalents	(483)	(38,276)
Cash and cash equivalents, at beginning of year	8,293	46,569

Cash and cash equivalents, at end of year	$7,810	$8,293

See accompanying notes to consolidated financial statements.

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) BUSINESS AND BASIS OF PRESENTATION

(a) BUSINESS

        NexCen Brands, Inc. ("NexCen," "we," "us," "our" or the "Company") is a strategic brand management company that owns and manages a portfolio of seven franchised brands, operating in a single business segment: Franchising. Five of our brands (Great American Cookies, Marble Slab Creamery, MaggieMoo's, Pretzel Time and Pretzelmaker) are in the Quick Service Restaurant ("QSR") industry. The other two brands (The Athlete's Foot and Shoebox New York) are in the retail footwear and accessories industry. NexCen Franchise Management, Inc. ("NFM"), a wholly owned subsidiary of NexCen Brands, manages all seven franchised brands. Our franchise network, across all of our brands, consists of approximately 1,700 retail stores in 38 countries.

        We earn revenues primarily from the franchising, royalty, licensing and other contractual fees that third parties pay us for the right to use the intellectual property associated with our brands and from the sale of cookie dough and other ancillary products to our Great American Cookies franchisees. We are expanding production capabilities of our manufacturing facility in 2010 to enable us to produce and sell pretzel mix to our pretzel franchisees.

        In 2008, we narrowed our business model to focus only on our franchised brands. Previously, we owned and licensed two consumer products brands in the apparel and home goods industries: Bill Blass and Waverly. We sold the Waverly brand on October 3, 2008 and the Bill Blass brand on December 24, 2008. We present the following footnotes based upon our sole operating segment: Franchising.

(b) BASIS OF PRESENTATION

        We have prepared our financial statements in accordance with U.S. generally accepted accounting principles ("GAAP"), as defined in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 270 for financial information and with the instructions to Rule 8.02 of Regulation S-X. In the opinion of management, we have made all adjustments, including normal recurring adjustments, necessary to fairly present the Consolidated Financial Statements.

(c) LIQUIDITY AND GOING CONCERN

        As of December 31, 2009, we had $7.8 million of cash on hand, which included approximately $3.8 million of cash payments from franchisees and licensees that were held in special accounts (the "lockbox accounts") controlled by our lender, BTMU Capital Corporation ("BTMUCC"), in accordance with the terms of our credit facility (the "BTMUCC Credit Facility"). BTMUCC subsequently applied a portion of these funds to the principal and interest due on the debt associated with the BTMUCC Credit Facility, and then released the remainder of the funds to the Company for corporate purposes. See Note 2—Accounting Policies and Pronouncements—Cash and Cash Equivalents and Note 9—Debt for additional information about the BTMUCC Credit Facility.

        As of December 31, 2009, we had short-term restricted cash of $1.4 million representing the cash held in lockbox accounts that we expected would not be released to the Company but instead would be applied to pay down principal of our debt. In December 2009, we exceeded the total annual expense limit for 2009 established by the BTMUCC Credit Facility (which limit does not apply to cost of goods for our manufacturing facility). See Note 2(e)—Short-term Restricted Cash for additional information. Under the BTMUCC Credit Facility, we are not reimbursed out of the cash in the lockbox accounts for any expenses paid in excess of our annual expense limit. Instead those amounts are released to

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(1) BUSINESS AND BASIS OF PRESENTATION (Continued)

BTMUCC to pay down principal in excess of scheduled principal payments. In order to manage our cash balance, we deferred payment of expenses incurred in excess of our 2009 expense limit until the expense limit reset for 2010. On January 14, 2010, we entered into an amendment of the BTMUCC Credit Facility that, among other things, essentially allowed the Company to retroactively increase its expense limit for 2009 by $0.5 million by decreasing its expense limit for 2010 by the same amount. (See Note 9—Debt.) In February 2010, the $1.4 million of short-term restricted cash was applied as additional principal payments on our debt.

        As of December 31, 2009, we also had long-term restricted cash of $1.0 million that consists of security deposits on leases and a portion of the one-time, non-refundable licensing fees that we received from the licenses of The Athlete's Foot trademarks and trade dress for the territories of Australia and New Zealand (See Note 6—Goodwill, Trademarks and Other Intangible Assets). We plan to utilize approximately $0.7 million of this restricted cash in 2010 to fund the balance of the capital improvements to expand the production capabilities of our manufacturing facility to enable us to produce and sell pretzel mix to our pretzel franchisees as permitted under the BTMUCC Credit Facility.

        As of December 31, 2009, our total debt outstanding under the BTMUCC Credit Facility before debt discount was $138.2 million. Scheduled principal payments in 2010 are $3.4 million, excluding the additional principal payments associated with our exceeding the annual expenditure limit noted above.

        Our financial condition and liquidity as of December 31, 2009 raise substantial doubt about our ability to continue as a going concern. We remain highly leveraged; we have no additional borrowing capacity under the BTMUCC Credit Facility; and the BTMUCC Credit Facility also imposes restrictions on our ability to freely access the capital markets. The BTMUCC Credit Facility imposes various restrictions on the cash we generate from operations. Based on our current projections, we anticipate that cash generated from operations will provide us with sufficient liquidity to meet our scheduled debt service obligations for at least the next twelve months. However, we are subject to numerous prevailing economic conditions and to financial, business, and other factors beyond our control. In addition, our scheduled principal payments under the BTMUCC Credit Facility include a final principal payment on our Class B Franchise Note of $34.5 million in July 2011. We do not expect that we will be able to meet this obligation.

        If we fail to meet debt service obligations or otherwise fail to comply with the financial and other restrictive covenants, we would default under our BTMUCC Credit Facility, which could then trigger, among other things, BTMUCC's right to accelerate all payment obligations, foreclose on virtually all of the assets of the Company and take control of all of the Company's cash flow from operations. (See Note 9—Debt to the Consolidated Financial Statements for details regarding the security structure of the debt.)

        Our BTMUCC Credit Facility contains numerous affirmative and negative covenants, including, among other things, restrictions on indebtedness, liens, fundamental changes, asset sales, acquisitions, capital and other expenditures, dividends and other payments affecting our subsidiaries. Our BTMUCC Credit Facility also contains a subjective acceleration clause whereby our lender has the right to accelerate all principal payment obligations upon a "material adverse change," which is broadly defined as the occurrence of any event or condition that, individually or in the aggregate, has had, is having or could reasonably be expected to have a material adverse effect on (i) the collectability of interest and principal on the debt, (ii) the value or collectability of the assets securing the debt, (iii) the business,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(1) BUSINESS AND BASIS OF PRESENTATION (Continued)

financial condition, or operations of the Company or our subsidiaries, individually or taken as a whole, (iv) the ability of the Company or our subsidiaries to perform its respective obligations under the loan agreements, (v) the validity or enforceability of any of the loan documents, and (vi) the lender's ability to foreclose or otherwise enforce its interest in any of the assets securitizing the debt. To date, BTMUCC has not invoked the "material adverse change" provision or otherwise sought acceleration of our principal payment obligations.

        We have received waivers or amendments from BTMUCC, including reduction of interest rates, deferral of scheduled principal payment obligations and certain interest payments, waiver and extension of time related to the obligations to issue dilutive warrants, allowance of certain payments to be excluded from debt service obligations, as well as relief from debt coverage ratio requirements, certain capital and operating expenditure limits, certain loan-to-value ratio requirements, certain free cash flow margin requirements and the requirement to provide financial statements by certain deadlines. We anticipate that we will breach certain covenants under the BTMUCC Credit Facility in 2010 and fail to make a required scheduled principal payment of $34.5 million in July 2011 unless we are able to obtain waivers or amendments from our lender. There can be no assurance that we will be able to obtain waivers or amendments, and our lender may default the Company and seek to accelerate our principal payment obligations pursuant to any of the covenants or the subjective acceleration clause of the BTMUCC Credit Facility. Accordingly, we have classified all of the debt outstanding under the BTMUCC Credit Facility as a current liability as of December 31, 2009.

        We have retained an investment bank to assist us in identifying and evaluating alternatives to the Company's current debt and capital structure, including recapitalization of the Company, restructuring of our debt and/or sale of some or substantially all of our assets. We are in active discussions with BTMUCC regarding potential alternatives, but there can be no guarantee that BTMUCC will agree to any strategic transaction or restructuring of debt.

        We have prepared the accompanying Consolidated Financial Statements assuming that the Company will continue as a going concern, and have not included any adjustments that might result if we were unable to continue as a going concern.

(2) ACCOUNTING POLICIES AND PRONOUNCEMENTS

(a) PRINCIPLES OF CONSOLIDATION

        The Consolidated Financial Statements include the accounts of the Company and our majority-owned subsidiaries. We have eliminated all intercompany transactions and balances in consolidation. The Consolidated Financial Statements do not include the accounts or operations of certain brand and marketing funds. See Note 2 (q)—Advertising .

(b) RECLASSIFICATIONS

        We have reclassified certain prior year amounts to conform to the current year presentation.

(c) USE OF ESTIMATES

        The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the consolidated financial

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(2) ACCOUNTING POLICIES AND PRONOUNCEMENTS (Continued)

statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. We use estimates in accounting for, among other things, valuation of goodwill and intangible assets, estimated useful lives of identifiable intangible assets, accrued revenues, guarantees, depreciation, restructuring accruals, valuation of deferred tax assets and contingencies. We review our estimates and assumptions periodically and reflect the effects of revisions in the consolidated financial statements in the period we determine them to be necessary.

(d) CASH AND CASH EQUIVALENTS

        Cash equivalents include all highly liquid investments purchased with original maturities of ninety days or less. Cash and cash equivalents consisted of the following (in thousands):

	December 31, 2009	December 31, 2008
Cash	$3,874	$6,632
Money market accounts	3,936	1,661

Total	$7,810	$8,293

        The cash balances as of December 31, 2009 and 2008 include approximately $3.8 million and $5.3 million, respectively of cash received from franchisees and licensees that is being held in lockbox accounts established with our commercial bank in connection with the BTMUCC Credit Facility to perfect the lender's security interest in such cash receipts. Our lender first applies the cash received into the lockbox accounts to pay the principal and interest on the debt associated with our BTMUCC Credit Facility on a monthly basis and then releases the remaining cash from the lockbox accounts to us for general corporate purposes. Our lender then utilizes any excess cash to prepay the debt in accordance with the BTMUCC Credit Facility. See Note 9—Debt . Cash on hand also includes $0.6 million of cash previously restricted to secure a letter of credit for our New York office lease. We are in the process of negotiating new lease terms and expect to replace the letter of credit in 2010 upon the execution of a new lease agreement.

(e) SHORT-TERM RESTRICTED CASH

        As of December 31, 2009, we had short-term restricted cash of $1.4 million representing the cash held in lockbox accounts that we expected would not be released to the Company but instead would be applied to pay down principal of our debt. Under the BTMUCC Credit Facility, we are not reimbursed out of the cash in the lockbox accounts for any expenses paid in excess of our annual expense limit. Instead those amounts are released to BTMUCC to pay down principal in excess of scheduled principal payments. We exceeded the expense limit for 2009. Accordingly, in February 2010, this short-term restricted cash was released to BTMUCC to pay down $1.4 million of our debt.

(f) LONG-TERM RESTRICTED CASH

        As of December 31, 2009, we had long-term restricted cash of $1.0 million which consists of security deposits on leases and a portion of the one-time, non-refundable licensing fees that we received from the licenses of The Athlete's Foot trademarks and trade dress for the territories of Australia and New Zealand. See Note 6—Goodwill, Trademarks and Other Intangible Assets . We plan to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(2) ACCOUNTING POLICIES AND PRONOUNCEMENTS (Continued)

utilize approximately $0.7 million of this restricted cash in 2010 to fund the balance of the capital improvements to expand production capabilities of our manufacturing facility to enable us to produce and sell pretzel mix to our pretzel franchisees as permitted under the BTMUCC Credit Facility.

(g) TRADE RECEIVABLES, NET OF ALLOWANCE FOR DOUBTFUL ACCOUNTS

        Trade receivables consist of amounts we expect to collect from franchisees for royalties, franchise fees and cookie dough sales, and from licensees for license fees, net of allowance for doubtful accounts of approximately $1.5 million and $1.4 million as of December 31, 2009 and 2008, respectively. We provide a reserve for uncollectible amounts based on our assessment of individual accounts. We classify cash flows related to net changes in trade receivable balances as increases or decreases in net cash provided by (used in) operating activities in the Consolidated Statements of Cash Flows.

        Details of activity in the allowance for doubtful accounts are as follows (in thousands):

	December 31, 2009	December 31, 2008
Beginning balance	$1,367	$1,401
Additions	698	1,816
Write-offs	(593)	(1,850)

Total	$1,472	$1,367

(h) INVENTORY

        Inventories consist of finished goods and raw materials and we record them at the lower of cost (first-in, first-out method) or market value. In assessing our ability to realize inventories, we make judgments as to future demand requirements and product expiration dates. The inventory requirements change based on projected customer demand, which changes due to fluctuations in market conditions and product life cycles. We classify cash flows related to changes in inventory as increases or decreases in net cash provided by (used in) operating activities in the Consolidated Statements of Cash Flows. Inventories consisted of the following (in thousands):

	December 31, 2009	December 31, 2008
Finished goods	$590	$728
Raw materials	533	504

Total	$1,123	$1,232

(i) FAIR VALUE OF FINANCIAL INSTRUMENTS

        Effective January 1, 2008, the Company adopted the fair value measurement and disclosure requirements of FASB ASC 820. This guidance defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), for which the Company adopted the requirements

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(2) ACCOUNTING POLICIES AND PRONOUNCEMENTS (Continued)

on January 1, 2009. The January 1, 2009 adoption did not have an impact on the Consolidated Financial Statements.

        The determination of the applicable level within the hierarchy of a particular asset or liability depends on the inputs used in valuation as of the measurement date, notably the extent to which the inputs are market-based (observable) or internally derived (unobservable). A financial instrument's categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels are defined as follows:

  •
  Level 1—inputs to the valuation methodology based on quoted prices (unadjusted) for identical assets or liabilities in active markets.

  •
  Level 2—inputs to the valuation methodology based on quoted prices for similar assets and liabilities in active markets for substantially the full term of the financial instrument; quoted prices for identical or similar instruments in markets that are not active for substantially the full term of the financial instrument; and model-derived valuations whose inputs or significant value drivers are observable.

  •
  Level 3—inputs to the valuation methodology based on unobservable prices or valuation techniques that are significant to the fair value measurement.

        The carrying amounts of cash and cash equivalents and restricted cash approximate their fair values (Level 1). The carrying amounts of debt are based on the actual amounts due under the BTMUCC Credit Facility. The fair value of debt, as discussed in Note 9—Debt , is based on the fair value of similar instruments as well as model-derived valuations whose inputs are not observable (Level 3). These inputs include estimates of the Company's credit rating and the returns required for similar instruments by market participants. Management used these inputs to determine discount factors ranging from 12.6% to 40.0% and applied these factors to the forecasted payment streams to determine the fair value of debt as of December 31, 2009. A 1% increase in the discount factors would result in a decrease in the fair value of approximately $2.7 million.

(j) PROPERTY AND EQUIPMENT, NET

        We record property and equipment at cost, net of accumulated depreciation. We calculate depreciation using the straight-line method over the estimated useful lives of the assets, which range from three to twenty-five years. We capitalize the costs of leasehold improvements and amortize them using the straight-line method over the shorter of the lease term or the estimated useful life of the asset.

        We review long-lived assets, such as property, plant, and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. We measure recoverability of assets to be held and used by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, we recognize an impairment charge in the amount by which the carrying amount of the asset exceeds the fair value of the asset. We would present separately on the balance sheet assets to be disposed of and would report them at the lower of the carrying amount or fair value less costs to sell, and would no longer depreciate them. We would present the assets and liabilities of a disposed group classified as held for sale separately in the appropriate asset and liability sections of the balance sheet.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(2) ACCOUNTING POLICIES AND PRONOUNCEMENTS (Continued)

(k) GOODWILL, TRADEMARKS AND OTHER INTANGIBLE ASSETS

        We classify intangible assets into three categories: (1) goodwill; (2) intangible assets with indefinite lives not subject to amortization; and (3) intangible assets with definite lives subject to amortization. We do not amortize goodwill and indefinite-lived intangible assets. We evaluate the remaining useful life of an intangible asset that we are not amortizing in each reporting period to determine whether events and circumstances continue to support an indefinite useful life. If we subsequently determine that an intangible asset that we are not amortizing has a finite useful life, we amortize the intangible asset prospectively over its estimated remaining useful life. We generally amortize the amortizable intangible assets on a straight-line basis.

        We have assigned goodwill to reporting units for purposes of impairment testing. Our reporting unit is our operating segment. We evaluate goodwill for impairment on an annual basis or more often if an event occurs or circumstances change that indicate impairment might exist. Goodwill impairment tests consist of a comparison of each reporting unit's fair value with its carrying value. Fair value is the price a willing buyer would pay for a reporting unit, which we estimate using multiple valuation techniques. These include an income approach, based upon discounted expected future cash flows from operations, and a market approach, based upon business enterprise multiples of comparable companies. We use a discount rate based on our estimate of the required rate of return that a third-party buyer would expect to receive when purchasing from us a business that constitutes a reporting unit. We believe the discount rate is commensurate with the risks and uncertainty inherent in the forecasted cash flows.

        If the carrying value of a reporting unit exceeds its fair value, we write down goodwill to its implied fair value. We determine the implied fair value of goodwill by allocating the fair value of the reporting unit to all of its assets and liabilities other than goodwill. The remaining value, after the fair value of the reporting unit has been allocated to the identifiable assets, is the implied fair value of goodwill.

        Trademarks represent the value of expected future royalty income associated with the ownership of the Company's brands, namely, the Great American Cookies, MaggieMoo's, Marble Slab Creamery, Pretzelmaker and The Athlete's Foot ("TAF") trademarks. Other non-amortizable intangible assets consist primarily of the customer/supplier relationship with the Great American Cookies franchisees. We do not amortize trademarks and the customer/supplier relationship acquired in a purchase business combination. Instead we test them for impairment at least annually unless we subsequently determine that the intangible asset has a finite useful life. At each reporting period, we assess trademarks and other non-amortizable intangible assets to determine if any changes in facts or circumstances require a re-evaluation of the estimated value. We capitalize material costs associated with registering and maintaining trademarks.

        We amortize other intangible assets over their respective estimated useful lives to their estimated residual values, and review them for impairment. Amortizable intangible assets consist of franchise agreements and non-compete agreements of key executives and others, which we are amortizing on a straight-line basis over a period ranging from one to twenty years.

        In 2009, we did not incur any impairment charges with respect to our intangible assets. In 2008, we determined that goodwill, trademarks, and other non-amortizable intangible asset valuations associated with certain brands were impaired. We recognized impairment charges for these amounts within the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(2) ACCOUNTING POLICIES AND PRONOUNCEMENTS (Continued)

Consolidated Statement of Operations for the year ended December 31, 2008. See Note 6—Goodwill, Trademarks and Other Intangible Assets.

(l) DEFERRED FINANCING COSTS

        We capitalize costs incurred in connection with borrowings or establishment of credit facilities. We amortize these costs as an adjustment to interest expense over the life of the borrowing or life of the BTMUCC Credit Facility using the effective interest method. The balance of deferred financing costs at December 31, 2009 and 2008 was $2.2 million and $3.2 million, respectively. The amount of amortization of deferred financing costs included in interest expense was $1.0 million in 2009 and $2.1 million in 2008.

(m) INCOME TAXES

        The Company recognizes income taxes using the asset and liability method. Under this method, we recognize deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. We measure deferred tax assets and liabilities using enacted tax rates expected to apply to taxable income in the years in which we expect to recover or settle those temporary differences. We recognize the effect of a tax rate change on deferred tax assets and liabilities as income in the period that includes the enactment date. In assessing the likelihood of realization of deferred tax assets, we consider whether it is more likely than not that we will not realize some portion or all of the deferred tax assets. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which these temporary differences become deductible.

(n) STOCK BASED COMPENSATION

        We account for share-based payments, such as grants of stock options, restricted shares, warrants, and stock appreciation rights, at fair value as an expense in our financial statements over the requisite service period. See Note 12—Stock Based Compensation , for the assumptions used to calculate the stock compensation expense under the fair-value method discussed above.

        We use the Black-Scholes option pricing model to value the compensation expense associated with our stock option awards. In addition, we estimate forfeitures when recognizing compensation expense associated with our stock options, and adjust our estimate of forfeitures when appropriate. The key input assumptions we use to estimate the fair value of stock options include the market value of the underlying shares at the date of grant, the exercise price of the award, the expected option term, the expected volatility (based on historical volatility) of our stock over the option's expected term, the risk-free interest rate over the option's expected term, and the expected annual dividend yield, if any.

(o) EARNINGS PER SHARE

        We compute basic earnings per share by dividing net income (loss) for the period by the weighted average number of common shares outstanding during the period. We compute diluted earnings per share by dividing the net income (loss) for the period by the weighted average number of common and dilutive common equivalent shares outstanding during the period. We compute the dilutive effects of options, warrants and their equivalents using the "treasury stock" method. As we had a net loss in each of the periods presented, basic and diluted net loss per share are the same. We have excluded options

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(2) ACCOUNTING POLICIES AND PRONOUNCEMENTS (Continued)

and warrants to purchase a total of 330,000 and 250,000 shares of the Company's common stock from the calculation of diluted net loss per share in 2009 and 2008, respectively, because their inclusion would be anti-dilutive.

(p) REVENUE RECOGNITION

        Royalties represent periodic fees we receive from franchisees, which we determine as a percentage of franchisee net sales and recognize as revenues when we earn them on an accrual basis. Franchise fees represent initial fees paid by franchisees for franchising rights. We defer recognition of these revenues and related direct costs until we have performed substantially all initial services required by the franchise agreements, which generally we consider to be upon the opening of the franchisee's store (or the first franchised store under an area development agreement). Licensing revenues represent amounts we earn from the use of the Company's trademarks and we recognize these revenues when we earn them on an accrual basis. We recognize revenues from the sale of goods that we produce and sell to certain franchisees at the time of shipment and classify them in factory revenues.

(q) ADVERTISING

        We maintain advertising funds in connection with our franchise brands ("Marketing Funds"). We consider these Marketing Funds to be separate legal entities from the Company. Franchisees fund the Marketing Funds pursuant to franchise agreements that generally require domestic franchisees to remit up to 2% of their gross sales to the applicable Marketing Fund. We use these funds exclusively for marketing of the respective franchised brands. The purpose of the Marketing Funds is to centralize the advertising of the respective franchise concept into regional and national campaigns. The Company serves as the administrator of the Marketing Funds, and the Marketing Funds reimburse the Company on a cost-only basis for the amount the Company spends for advertising expenses related to the franchised brands. Additionally, if we dissolve the Marketing Funds, we will either distribute any remaining cash in the fund back to the franchisees or spend it on advertising.

        Based on the foregoing, we have determined that the Marketing Funds are variable interest entities. The Company is not the primary beneficiary of these variable interest entities and does not have the power to direct the activities of the Marketing Funds, which most significantly impact their economic performance. Therefore we exclude these funds from our Consolidated Financial Statements. Franchisee contributions to these Marketing Funds totaled approximately $4.1 million in 2009 and $4.5 million in 2008. At December 31, 2009 and 2008, respectively, our Consolidated Financial Statements include loans and advances receivable of $1.2 million and $1.7 million due from The Athlete's Foot Marketing Support Fund, LLC ("TAF MSF"). As of December 31, 2009 and 2008, we did not have any outstanding loans and advances from any other Marketing Fund. We also established a matching contribution program with the TAF MSF whereby we have agreed to match certain franchisee contributions representing the expected net present value of these future contributions, which we include in our franchising selling, general and administrative expenses. We contributed approximately $0.4 million in 2009 and $0 in 2008 to the TAF MSF. As of December 31, 2009 and 2008 the amount of the liability recorded related to the matching contribution program with the TAF MSF was $0.7 million and $1.1 million, respectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(2) ACCOUNTING POLICIES AND PRONOUNCEMENTS (Continued)

(r) RESEARCH AND DEVELOPMENT ("R&D")

        In May 2009, we opened a new innovation laboratory in our manufacturing facility in Atlanta, Georgia where we develop new flavors, new offerings and new formulations of our food products across all of our QSR brands. Independent suppliers provided equipment and other resources for the new R&D facility. From time to time, independent suppliers also conduct or fund research and development activities for the benefit of our QSR brands. In addition, we conduct consumer research to determine our end-consumer's preferences, trends and opinions. R&D expenses were $0.2 million in 2009 and $0.1 million in 2008.

(s) INVESTMENTS IN UNCONSOLIDATED ENTITIES

        Shoe Box Holdings, LLC (See Note 7—Joint Venture Investments—Shoebox New York) is an unconsolidated joint venture, the purpose of which is to franchise retail stores that sell high-quality and high-fashion shoes. We use the equity method of accounting for unconsolidated entities over which we have significant influence but do not control, generally representing ownership interests of at least 20% and not more than 50%. Under the equity method of accounting, we recognize our proportionate share of the profits and losses of the entity. The joint venture agreement specifies the distributions of capital, profit and losses.

(t) RECENT ACCOUNTING PRONOUNCEMENTS

Accounting Standards Adopted in 2009

        On January 1, 2009, we adopted FASB ASC 825-10-65, "Financial Instruments ," which requires disclosures about the fair value of financial instruments for interim reporting periods in addition to the current requirement to make disclosures in annual financial statements. This guidance also requires disclosure of the methods and significant assumptions used to estimate the fair value of financial instruments and description of changes in the method and significant assumptions. The carrying amounts of cash, cash equivalents and restricted cash approximate their fair values (Level 1). The fair value of debt, as discussed in Note 9—Debt , is based on the fair value of similar instruments as well as model-derived valuations whose inputs are not observable (Level 3). The adoption of this standard did not have any effect on our results of operations or financial position.

        On June 30, 2009, we adopted the revisions to U.S. GAAP included in Codification Topic 855, Subsequent Events, which provides guidance for disclosing events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of these revisions did not have any effect on our results of operations or financial position.

        On September 30, 2009, we adopted the FASB ASC. The ASC does not alter current GAAP, but rather integrates existing accounting standards with other authoritative guidance. The ASC provides a single source of authoritative GAAP for nongovernmental entities and supersedes all other previously issued non-SEC accounting and reporting guidance. The adoption of the ASC did not have any effect on our results of operations or financial position. We have revised all prior references to GAAP to conform to the ASC. The FASB issues updates to the ASC in the form of Accounting Standards Updates ("ASU").

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(2) ACCOUNTING POLICIES AND PRONOUNCEMENTS (Continued)

Accounting Standards Not Yet Adopted

        FASB ASC 810, "Consolidation Variable Interest Entities ," requires an enterprise to perform an analysis to determine whether the enterprise's variable interest or interests give it a controlling financial interest in a variable interest entity. This analysis identifies the primary beneficiary of a variable interest entity as the enterprise that has both of the following characteristics, among others: (a) the power to direct the activities of a variable interest entity, which most significantly impact the entity's economic performance and (b) the obligation to absorb losses of the entity, or the right to receive benefits from the entity, which could potentially be significant to the variable interest entity. This guidance requires ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity. This guidance is effective for the Company on January 1, 2010, and we do not expect it to have a material impact on our results of operations or financial position.

(3) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES RELATED TO DISCONTINUED OPERATIONS

        Management has used the following accounting principles in the preparation of our Consolidated Financial Statements relating principally to the Company's discontinued operations:

(a) FAIR VALUE OF FINANCIAL INSTRUMENTS

        The carrying amounts of our financial instruments, which included cash and cash equivalents, restricted cash, accounts receivable and accounts payable and accrued expenses, approximate their fair value due to the relatively short duration or variable rates of the instruments.

(b) REVENUE RECOGNITION—LICENSING

        Revenues from license agreements represent income that we determine as the greater of a minimum fixed periodic fee or a percentage of licensee net sales as defined in the license agreements (whichever is greater). We recognize revenues from licensees whose sales exceed contractual minimums when our licenses are sold or reported sales of licensed products. For licensees whose sales do not exceed contractual sales minimums, we recognize licensing revenues ratably based on contractual minimums.

(c) ADVERTISING

        We expensed advertising and marketing costs paid by the Company in connection with Bill Blass and Waverly, our former Consumer Branded Products business, as incurred. Advertising expense was $0 in 2009 and $2.3 million in 2008. The Company received advertising contributions from licensees of the Bill Blass and Waverly brands, generally as a percentage of sales, to defray part or all of the advertising expense relating to those brands. Contributions from licensees were $0 in 2009 and $0.4 million in 2008.

(d) GOODWILL, TRADEMARKS AND OTHER INTANGIBLE ASSETS

        Goodwill represents the excess of costs over the fair value of assets related to the UCC Capital Corporation ("UCC Capital"), Bill Blass and Waverly businesses, and trademarks represents the value of future licensing income associated with the ownership of the Bill Blass and Waverly trademarks.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(3) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES RELATED TO DISCONTINUED OPERATIONS (Continued)

Other identifiable intangible assets associated with UCC Capital, Bill Blass and Waverly include the value of non-compete agreements of key executives and license agreements of acquired businesses, which we amortized on a straight-line basis over a period ranging from one to twenty years. We amortized intangible assets with estimable useful lives over their respective estimated useful lives to their estimated residual values, and reviewed for impairment. We did not amortize goodwill and trademarks acquired in a purchase business combination determined to have an indefinite useful life, but instead tested them for impairment at least annually. There were no remaining intangible assets associated with our discontinued operations as of December 31, 2009 or 2008.

(4) SUPPLEMENTAL CASH FLOW INFORMATION

        Supplemental cash flow information consists of the following (in thousands):

	Year Ended December 31,
	2009	2008
Interest paid	$7,197	$13,128
Taxes paid	$95	$368

Significant non-cash investing and financing activities:

        In 2009, we released approximately 281,000 shares of our common stock (valued at $10.51 per share at the time of issuance) for an aggregate value as calculated at the time of issuance of approximately $3.0 million in connection with the 2007 acquisition of MaggieMoo's.

        In 2008, we issued 1,099,290 shares of our common stock (valued at $4.24 per share at the time of issuance) and 300,000 warrants with an aggregate value of $5.6 million as calculated at the time of issuance in connection with the acquisition of Great American Cookies. We also issued 200,000 warrants to BTMUCC with an aggregate value of $0.9 million at the time of issuance in connection with the financing of the acquisition of Great American Cookies. We applied restricted cash of approximately $3.7 million to pay principal and interest on a note issued in connection with the acquisition of Marble Slab. The restricted cash was held in escrow and was paid directly to the noteholders.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(5) PROPERTY AND EQUIPMENT, NET

        Property and equipment, net, consists of the following (in thousands):

		Year Ended December 31,
	Estimated Useful Lives	2009	2008
Furniture and fixtures	7 - 10 Years	$749	$745
Computers and equipment	3 - 5 Years	2,206	1,591
Software	3 Years	714	699
Building	25 Years	1,129	966
Land	Unlimited	263	263
Leasehold improvements	Term of Lease or Economic Life	2,882	2,937

Total property and equipment		7,943	7,201
Less accumulated depreciation		(4,681)	(2,806)

Property and equipment, net of accumulated depreciation		$3,262	$4,395

        Depreciation expense related to property and equipment was $1.9 million during 2009 and 2008. We included depreciation expense of $0.1 million related to our factory plant and equipment in cost of sales in 2009 and 2008.

(6) GOODWILL, TRADEMARKS AND OTHER INTANGIBLE ASSETS

        We test goodwill, trademarks and other non-amortizable intangibles for potential impairment annually and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit or the assets below its respective carrying amount.

        Inherent in our fair value determinations are certain judgments and estimates, including projections of future cash flows, the discount rate reflecting the risk inherent in future cash flows, the interpretation of current economic indicators and market valuations, and our strategic plans with regard to our operations. A change in these underlying assumptions would cause a change in the results of the tests, which could cause the fair value to be more or less than their respective carrying amounts. In addition, to the extent that there are significant changes in market conditions or overall economic conditions or our strategic plans change, it is possible that impairment charges related to reporting units, which currently are not impaired, may occur in the future. We have retained an investment bank to assist us in identifying and evaluating alternatives to our current debt and capital structure, including recapitalization of the Company, restructuring of our debt and/or sale of some or substantially all of our assets (see Note 9—Debt) . A strategic transaction, debt restructuring, or sale of some or substantially all of our assets may result in a future adjustment to the carrying value of our intangible assets.

        In 2009, we did not incur any impairment charges with respect to our intangible assets. During 2008, we determined that it was necessary to evaluate goodwill and trademarks for impairment between annual tests. On May 19, 2008, we disclosed issues related to our debt structure that materially and negatively affected the Company. Specifically, we disclosed previously undisclosed terms of a January 2008 amendment to the BTMUCC Credit Facility, the substantial doubt about our ability to continue as a going concern, our inability to file our periodic report timely and our expected restatement of our

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(6) GOODWILL, TRADEMARKS AND OTHER INTANGIBLE ASSETS (Continued)

Original 2007 10-K. We also announced that the Company was actively exploring all strategic alternatives to enhance its liquidity including the possible sale of one or more of its businesses. These disclosures had an immediate and significant adverse impact on our business. The price of our common stock dropped; the Company and certain current and former officers and directors of the Company were sued for various claims under the federal securities laws and certain state statutory and common laws; and we became the subject of a formal investigation by the Enforcement Division of the SEC. In addition, as a result of non-compliance with the listing requirements of NASDAQ, including delays in filing our periodic reports, our common stock was suspended from trading on The NASDAQ Stock Market, LLC ("NASDAQ") on January 13, 2009 and delisted on February 13, 2009. These events and circumstances had a swift, material and adverse effect on the value of our goodwill, trademarks and other intangibles which comprise our principle assets. As a result of impairment testing, we recorded impairment charges related to goodwill, trademarks and other intangible assets of $109.7 million and $28.2 million, respectively, in the second and third quarters of 2008.

        On August 6, 2009, we entered into long-term license agreements with RCG Corporation Ltd. and The Athlete's Foot Australia Pty Ltd. through our wholly owned subsidiary TAF Australia, LLC ("TAFA"). The Athlete's Foot Australia Pty Ltd., a subsidiary of RCG Corporation Ltd., was previously the master franchisee for TAF for the territories of Australia and New Zealand. Pursuant to the license agreements, which replace all prior franchise agreements among the parties, TAFA granted The Athlete's Foot Australia Pty Ltd. exclusive licenses of the TAF trademarks and trade dress for the territories of Australia and New Zealand for an initial 99-year term. In consideration for these license agreements, The Athlete's Foot Australia Pty Ltd. paid one-time, non-refundable licensing fees of $6.2 million. The license agreements are renewable for three 50-year terms for nominal additional consideration. TAFA is a special purpose, bankruptcy-remote limited liability company formed under the laws of Delaware, whose only assets consisted of the license agreements and the intellectual property that is the subject of those license agreements. Although the Company retained legal ownership and control of the TAF trademarks and trade dress in Australia and New Zealand, the economic benefits or risks related to these intangible assets no longer impact the Company. In addition, the Company has no substantive obligations under the long-term license agreements. As a result, the Company has accounted for this transaction as a sale of the related intangible assets. The Company evaluated the fair market value of the amortizable and non-amortizable intangible assets at the date of the transaction and determined the value of the non-amortizable intangible assets to be $5.9 million and the amortizable intangible assets to be $0.3 million. The Company reduced the carrying value of the assets by these amounts and recorded a realized gain of $41,000 on the licensing agreements in other income in the accompanying Consolidated Statements of Operations.

        The Company had no goodwill as of December 31, 2009 and 2008.

        A summary of impairment charges recorded during 2008 related to goodwill, trademarks and other non-amortizable intangible assets by brand and the impact of the TAF licensing transaction in 2009 are

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(6) GOODWILL, TRADEMARKS AND OTHER INTANGIBLE ASSETS (Continued)

as shown below (in thousands). See Note 15—Discontinued Operations for impairment charges of brands within discontinued operations.

	Balance at December 31, 2007	Additions/ Reclassifications in 2008	Impairments in 2008	Balance at December 31, 2008	Licensing Agreement 2009	Balance at December 31, 2009
The Athlete's Foot	$51,669	$45	$(40,364)	$11,350	$(5,900)	$5,450
Great American Cookies	—	90,219	(45,328)	44,891	—	44,891
Marble Slab Creamery	24,118	118	(15,174)	9,062	—	9,062
MaggieMoo's	21,586	—	(17,392)	4,194	—	4,194
Pretzel Time	17,386	(310)	(17,076)	—	—	—
Pretzelmaker	11,091	—	(2,166)	8,925	—	8,925

Subtotal	125,850	90,072	(137,500) (1)	78,422	(5,900)	72,522
UCC Capital(2)	37,514	—	(37,514)	—	—	—

Total	$163,364	$90,072	$(175,014)	$78,422	$(5,900)	$72,522

(1)
Excludes approximately $0.4 million of impairment relating to a non-compete agreement recorded in other amortizable intangible assets.

(2)
The impairment of UCC Capital's non-amortizable intangible assets is included within discontinued operations in the Statements of Operations for the year ended December 31, 2008.

        Other non-amortizable assets consist of the customer/supplier relationship related to the acquired exclusive supply and customer relationship with Great American Cookies franchisees. Trademarks and other non-amortizable intangible assets by brand are as follows (in thousands):

	Year Ended December 31,
	2009	2008
Trademarks:
The Athlete's Foot	$5,450	$11,350
Great American Cookies	16,481	16,481
Marble Slab Creamery	9,062	9,062
MaggieMoo's	4,194	4,194
Pretzelmaker	8,925	8,925

Total trademarks	44,112	50,012

Customer/supplier relationships related to Great American Cookies	28,410	28,410

Total trademarks and other non-amortizable intangible assets	$72,522	$78,422

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(6) GOODWILL, TRADEMARKS AND OTHER INTANGIBLE ASSETS (Continued)

        Other amortizable intangible assets are as follows (in thousands):

	Year Ended December 31,
	2009	2008
The Athlete's Foot	$2,300	$2,600
Great American Cookies	780	780
Marble Slab Creamery	1,229	1,229
MaggieMoo's	654	654
Pretzel Time	1,322	1,322
Pretzelmaker	788	788

Total Other Intangible Assets	7,073	7,373
Less: Accumulated Amortization	(2,053)	(1,215)

Total	$5,020	$6,158

        Other amortizable intangible assets consist of franchise agreements, non-compete agreements of key executives and the Pretzel Time trademark assets. During 2008, the Company decided to convert the Pretzel Time franchised stores to the Pretzelmaker brand and, therefore, is amortizing the Pretzel Time trademark over its remaining useful life. We are amortizing other intangible assets generally on a straight-line basis over a period ranging from one to twenty years. Total amortization expense was $0.9 million in 2009 and $1.1 million in 2008.

        The following table presents the future amortization expense expected to be recognized over the amortization period of our other amortizable intangible assets as of December 31, 2009 (in thousands):

		Year Ended December 31,
	Weighted Average Amortization Period (Years)
		2010	2011	2012	2013	2014	Thereafter
The Athlete's Foot	20	$115	$115	$115	$115	$115	$1,361
Great American Cookies	7	111	111	111	111	111	9
Marble Slab	20	61	61	61	61	61	750
MaggieMoo's	20	33	33	33	33	33	398
Pretzel Time	5	257	225	35	—	—	—
Pretzel Maker	5	166	166	53	—	—	—

Total Amortization		$743	$711	$408	$320	$320	$2,518

(7) JOINT VENTURE INVESTMENT—SHOEBOX NEW YORK

        Shoe Box Holdings, LLC is a joint venture among the Company, the VCS Group, LLC ("VCS"), a premier women's fashion footwear company, and TSBI Holdings, LLC ("TSBI"), the originator of The Shoe Box, a multi-brand shoe retailer based in New York. In January 2008, Shoe Box Holdings, LLC acquired the trademarks and other intellectual property of TSBI for $0.5 million. The purpose of the joint venture is to franchise The Shoe Box's high-quality, high-fashion shoes and accessories concept under the Shoebox New York brand.

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(7) JOINT VENTURE INVESTMENT—SHOEBOX NEW YORK (Continued)

        The Company and VCS each contributed $0.7 million to Shoe Box Holdings, LLC. TSBI contributed its knowledge and expertise in retail operations. Until the Company and VCS are re-paid their respective initial investments of $0.7 million, the Company and VCS each receive 50% of the profits and losses. Once the Company and VCS are re-paid, each member of the joint venture party is entitled to share equally in joint venture entity profits. As of December 31, 2009, our maximum loss exposure is limited to our investment of $0.3 million in the joint venture.

        A wholly owned subsidiary of Shoe Box Holdings, LLC holds the acquired intellectual property of The Shoe Box, Inc. and the intellectual property of the Shoebox New York franchise concept (collectively, the "Shoebox Intellectual Property"). A subsidiary of Shoe Box Holdings, LLC retained the principal of TSBI to assist in the development of the Shoebox New York concept pursuant to a consulting agreement (the "Consulting Agreement"), and granted TSBI a non-exclusive license to the Shoebox Intellectual Property (the "License Agreement) to continue operating the existing The Shoe Box stores and to open additional stores under the Shoebox New York brand. If the License Agreement is terminated due to a breach by TSBI or if the Consulting Agreement is terminated due to a breach by the principal of TSBI, Shoe Box Holdings, LLC has the right to repurchase all of TSBI's ownership interest for $1.00. The terms of the transaction also include an option for TSBI to purchase all of the ownership units of Shoe Box Holdings, LLC in the event that 20 franchised stores are not opened and operating on or prior to the date that is 36 months from the transaction's second closing date (January 15, 2011) or the date that is 48 months from the transaction's second closing date (January 15, 2012, collectively, the "Trigger Dates"). The purchase price for the Company and VCS' ownership interests would be an amount equal to their respective initial investments of $0.7 million less any distributions they received through the Trigger Dates. TSBI also has an alternative option, in the event that 20 franchised stores are not opened and operating on or prior to either of the Trigger Dates, to withdraw from Shoe Box Holdings, LLC by surrendering its ownership units, terminating the License Agreement, and by ceasing all uses of the Shoebox Intellectual Property.

        NFM manages the Shoebox New York brand, as it does NexCen's other brands, and receives a management fee for its services, in addition to any distributions that NexCen Brands may receive from the joint venture entity. NFM received management fees of $0.2 million in 2009 and $0.4 million in 2008, which we included in our operating income. As of December 31, 2009, there are 8 stores open in the United States and 7 stores open internationally in Vietnam, South Korea, Kuwait and Aruba.

        Our investment in this joint venture was $0.3 million at December 31, 2009 and $0.1 million at December 31, 2008. We recorded an equity income of $0.3 million in 2009 and loss of $0.3 million in 2008. While Shoe Box Holdings, LLC is a variable interest entity ("VIE"), due primarily to the aforementioned TSBI options and ownership interest versus economic interests, we believe the Company is not the primary beneficiary as it does not have the power to direct the activities that most significantly impact the VIE's economic performance. Accordingly, we have recorded our investment in Shoe Box Holdings, LLC under the equity method of accounting.

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(8) ACCOUNTS PAYABLE, ACCRUED EXPENSES AND RESTRUCTURING ACCRUALS

(a) ACCOUNTS PAYABLE AND ACCRUED EXPENSES

        Accounts payable and accrued expenses consist of the following (in thousands):

	December 31,
	2009	2008
Accounts payable	$4,470	$5,883
Accrued interest payable	245	353
Accrued professional fees	150	901
Deferred rent—current portion	80	80
Accrued compensation and benefits	203	106
Income taxes	249	429
All other	1,199	1,468

Total	$6,596	$9,220

(b) RESTRUCTURING ACCRUALS

        In 2008 and 2009, in conjunction with cost cutting efforts, the sales of our Waverly and Bill Blass brands, and the consolidation of our accounting functions, we reduced the staff in the New York corporate office and recorded charges to earnings from continuing operations related primarily to separation benefits. As we expect to pay the employee separation benefits within one year of the restructuring announcement, we have not discounted the corresponding liability.

        A roll-forward of the restructuring accrual is as follows (in thousands):

Employee Separation Benefits
Restructuring liability as of December 31, 2007	$13

2008 Restructuring:
Charges to continuing operations	1,096
Cash payments and other	(956)

Restructuring liability as of December 31, 2008	153

2009 Restructuring:
Charges to continuing operations	527
Cash payments and other	(368)

Restructuring liability as of December 31, 2009	$312

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(9) DEBT

(a) BTMUCC Credit Facility

        On March 12, 2007, NexCen Acquisition Corp., now NexCen Holding Corp., ("the Issuer"), a wholly owned subsidiary of the Company, entered into agreements with BTMUCC (the "Original BTMUCC Credit Facility"). In January 2008, in order to finance the acquisition of Great American Cookies, the Company and BTMUCC entered into an amendment to the Original BTMUCC Credit Facility (the "January 2008 Amendment"). On August 15, 2008, the Company restructured the Original BTMUCC Credit Facility and the January 2008 Amendment whereby certain NexCen entities entered into an amended and restated note funding, security, management and related agreements with BTMUCC (the "Amended Credit Facility"). The Amended Credit Facility replaced all of the agreements comprising both the Original BTMUCC Credit Facility and the January 2008 Amendment. BTMUCC and the Company subsequently amended the Amended Credit Facility on September 11, 2008, December 24, 2008, January 27, 2009, July 15, 2009, August 6, 2009, January 14, 2010, February 10, 2010 and March 12, 2010 (as amended, the "BTMUCC Credit Facility").

        Our debt consists of borrowings under the BTMUCC Credit Facility, which is comprised of three separate tranches: the Class A Franchise Notes, the Class B Franchise Note and the Deficiency Note. This debt consists of the following (in thousands):

	December 31,
	2009	2008
Class A Franchise Notes	$85,367	$86,300
Class B Franchise Note	36,251	41,724
Deficiency Note	16,565	14,242

Total	138,183	142,266
Less debt discount	(853)	(1,393)

Total	$137,330	$140,873

Range of interest rates on variable rate debt during the year	3.8% to 5.3%	5.4% to 8.8%
Weighted-average rate on variable rate debt during the year	5.3%	5.9%

        The estimated fair value of the Company's debt approximated $92.7 million and $101.0 million as of December 31, 2009 and 2008, respectively.

        Each Class A Franchise Note is secured by substantially all of the assets of the Issuer and each of its subsidiaries (the "Co-Issuers") and is collectively set to mature on July 31, 2013. The Class A Franchise Notes bear interest at LIBOR (which in all cases under the BTMUCC Credit Facility is the one-month LIBOR rate as in effect from time to time) plus 3.75% per year through July 31, 2011 and then LIBOR plus 5% per year thereafter until maturity on July 31, 2013. The rate in effect at December 31, 2009 was 4.0%.

        The Class B Franchise Note is secured by substantially all of the assets of the Issuer and each Co-Issuer and is set to mature on July 31, 2011. As of January 20, 2009 through maturity, these notes bear interest at a fixed rate of 8% per year. Prior to a January 27, 2009 amendment to the BTMUCC Credit Facility, the Class B Franchise Note would have borne interest at a fixed rate of 12% per year

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(9) DEBT (Continued)

through July 31, 2009 and then 15% per year thereafter. BTMUCC will be entitled to receive a warrant covering up to 2.8 million shares of the Company's common stock at a price of $0.01 per share if the Class B Franchise Note has not been repaid by March 31, 2010 ("Warrant Trigger Date," which was changed by the February 10, 2010 amendment) with the number of shares subject to such warrant being reduced on a pro-rata basis if less than 50% of the original principal amount of the Class B Franchise Note remains outstanding on the Warrant Trigger Date.

        The Deficiency Note represents the amounts outstanding on the note that was backed by the Bill Blass brand, which remained unpaid because the proceeds from the sale of the Bill Blass brand were insufficient to pay the related note in full. The Deficiency Note is set to mature on July 31, 2013 and bears interest at a fixed rate of 15% per year through maturity. There is no scheduled principal payment on the Deficiency Note until its maturity date, and interest is due on a payment-in-kind ("PIK") basis that defers cash interest payments until its maturity on July 31, 2013.

        On January 27, 2009, we entered into an amendment of the BTMUCC Credit Facility, which reduced the interest rate on the Class B Franchise Note, the outstanding balance of which totaled approximately $41.7 million as of such date, to 8% per year effective January 20, 2009 through July 31, 2011, the maturity date on the Class B Franchise Note. In addition to the change in interest rate on the Class B Franchise Note, the amendment also gave the Company greater operating flexibility by: (i) reducing the debt service coverage ratio requirements for the remainder of 2009; (ii) allowing certain funds paid by supply vendors to be excluded from debt service obligations and capital expenditure limitations; (iii) revising the covenant causing a manager event of default upon NexCen filing a qualified financial statement for the 2008 fiscal year such that it applies to 2009 fiscal year and thereafter; and (iv) eliminating the requirement for valuation reports for fiscal year 2008, which would be used for measuring compliance with loan-to-value covenants, unless requested by BTMUCC.

        On July 15, 2009, we entered into another amendment of the BTMUCC Credit Facility. The material terms of the amendment increased certain operating expenditure limits for 2009, reduced debt service coverage ratio requirements, reduced free cash flow margin requirements, extended the time period to provide valuation reports, and waived certain potential defaults. The amendment also extended from July 31, 2009 to December 31, 2009, the Warrant Trigger Date.

        On August 6, 2009, in connection with certain Australia and New Zealand license agreements, we entered into an amendment of the BTMUCC Credit Facility whereby the Company used $5.0 million of the licensing proceeds to pay down a portion of the Class B Franchise Note and BTMUCC released its security interest in the intellectual property that is the subject of the license agreements. The balance of the Class B Franchise Note following the re-payment was approximately $36.4 million, and the Company's repayment is resulting in an interest expense savings of $0.4 million on an annualized basis. The August 6, 2009 amendment also permitted the Company to use up to $1.2 million of net proceeds from the license agreements for expenditures, as approved in writing by BTMUCC, including capital expenditures to expand production capabilities of our manufacturing facility to produce products beyond cookie dough.

        On January 14, 2010, we entered into an amendment of the BTMUCC Credit Facility that (1) extended the Warrant Trigger Date from December 31, 2009 to February 28, 2010; (2) modified the cash distribution waterfall such that in February 2010, provided that the Company's unrestricted cash balance is less than $1.0 million and subject to certain other restrictions, the Company would entitled to receive (and did receive in February 2010) $0.5 million to be used to pay operating expenses,

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(9) DEBT (Continued)

provided that such payment will result in a subsequent proportional reduction in the overall reimbursable operating expenditure limits for the 2010 calendar year; and (3) waived a failure to meet certain free cash flow margin requirements for the twelve months ended December 31, 2009.

        In February 2010, we made an additional principal payment of $1.4 million. Under the BTMUCC Credit Facility, we are not reimbursed out of the cash in the lockbox accounts for any expenses paid in excess of our annual expense limit. Instead those amounts were released by BTMUCC to pay down principal in excess of scheduled principal payments.

        On February 10, 2010, we entered into another amendment that further extended the Warrant Trigger Date to March 31, 2010 and waived a failure to meet certain free cash flow margin requirements for the twelve months ended January 31, 2010.

        On March 12, 2010, we entered into an amendment, the material terms of which waived a failure to meet certain free cash flow margin requirements for the twelve months ended February 28, 2010 and waived the requirement to provide separate audited financial statements for certain subsidiaries of the Company.

        Although the organization, terms and covenants of the specific borrowings have changed significantly since its inception, the basic structure of the facility has remained the same. The Issuer and Co-Issuers issued notes pursuant to the terms of the BTMUCC Credit Facility. These notes were and are secured by the assets of each brand, which consist of the respective intellectual property assets and the related royalty revenues and trade receivables. Special purpose, bankruptcy-remote entities (each, a "Brand Entity") hold the assets of each brand. The Issuer, also a special purpose, bankruptcy-remote entity, is the parent of all of the Brand Entities. The notes are cross-collateralized with each other, and each Brand Entity is a Co-Issuer of each note. Repayment of each note and all other obligations under the facility are the joint and several obligation of the Issuer and each Brand Entity. Certain other NexCen subsidiaries (the "Managers") do not own any assets comprising the brands, but manage the various Brand Entities and are parties to management agreements that define the relationship among the Managers and the respective Brand Entities they manage. In the event that certain adverse events occur with respect to the Company, or if the Managers fail to meet certain qualifications, BTMUCC has the right to replace the Managers.

        NexCen Brands is not a named borrowing entity under the BTMUCC Credit Facility. However, the Brand Entities earn substantially all of our revenues and remit the related cash receipts to lockbox accounts that we have established in connection with the BTMUCC Credit Facility to perfect the lender's security interest in the cash receipts. See Note 2(d)—Accounting Policies and Pronouncements—Cash and Cash Equivalents . The terms of the BTMUCC Credit Facility control the amount of cash that may be distributed by each Brand Entity to the Managers, the Issuer and NexCen Brands, and certain non-ordinary course expenses or expenses beyond a certain annual total limit must be paid out of cash on hand.

        Our BTMUCC Credit Facility prohibits NexCen Brands, the Issuer, the Managers and each Brand Entity from securing any additional borrowings without the prior written consent of BTMUCC. It also contains numerous reporting obligations, as well as affirmative and negative covenants, including, among other things, restrictions on indebtedness, liens, fundamental changes, asset sales, acquisitions, capital and other expenditures, dividends and other payments affecting subsidiaries. The Company's failure to comply with the financial and other restrictive covenants could result in a default under the

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(9) DEBT (Continued)

BTMUCC Credit Facility, which could then trigger, among other things, the lender's right to accelerate principal payment obligations, foreclose on virtually all of the assets of the Company and take control of all of the Company's cash flows from operations. Our BTMUCC Credit Facility further contains a subjective acceleration clause whereby our lender has the right to accelerate all principal payment obligations upon a "material adverse change," which is broadly defined as the occurrence of any event or condition that, individually or in the aggregate, has had, is having or could reasonably be expected to have a material adverse effect on (i) the collectability of interest and principal on the debt, (ii) the value or collectability of the assets securing the debt, (iii) the business, financial condition, or operations of the Company or our subsidiaries, individually or taken as a whole, (iv) the ability of the Company or our subsidiaries to perform its respective obligations under the loan agreements, (v) the validity or enforceability of any of the loan documents, and (vi) the lender's ability to foreclose or otherwise enforce its interest in any of the assets securitizing the debt. To date, BTMUCC has not invoked the "material adverse change" provision or otherwise sought acceleration of our principal payment obligations.

        BTMUCC has provided the Company amendments and waivers since the restructuring of the debt in August 2008, including reduction of interest rates, deferral of scheduled principal payment obligations and certain interest payments, waivers and extensions of time related to the obligations to issue dilutive warrants, allowance of certain payments to be excluded from debt service obligations, as well as relief from debt service coverage ratio requirements, certain capital and operating expenditure limits, certain loan-to-value ratio requirements, certain free cash flow margin requirements, and the requirement to provide financial statements by certain deadlines. We anticipate that we will breach certain covenants under the BTMUCC Credit Facility in 2010 unless we are able to obtain waivers or amendments from our lender. There can be no assurance that we will be able to obtain waivers or amendments, and our lender may default the Company and seek to accelerate our principal payment obligations pursuant to any of the covenants or the subjective acceleration clause of the BTMUCC Credit Facility. In addition, our scheduled principal payments under the BTMUCC Credit Facility include a final principal payment on our Class B Franchise Note of $34.5 million in July 2011. We currently do not expect that we will be able to make this principal payment. Accordingly, we have classified all of the debt outstanding under the BTMUCC Credit Facility as a current liability as of December 31, 2009.

        We have retained an investment bank to assist us in identifying and evaluating alternatives to our current debt and capital structure, including recapitalization of the Company, restructuring of our debt and/or sale of some or substantially all of our assets. We are in active discussions with BTMUCC regarding potential alternatives, but there can be no guarantee that BTMUCC will agree to any of them.

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(9) DEBT (Continued)

        The scheduled aggregate maturities of our debt as of December 31, 2009 are as follows (in thousands):

	Class A(1)	Class B(1)	Deficiency Note(2)	Total
2010	$3,561	$1,286	$—	$4,847
2011	3,390	34,965	—	38,355
2012	3,918	—	—	3,918
2013	74,498	—	28,471	102,969

Total	$85,367	$36,251	$28,471	$150,089

(1)
Because we exceeded our 2009 expense limit under the BTMUCC Credit Facility, a portion of the cash receipts in lockbox accounts that otherwise would have been released to the Company to reimburse it for operating expenses were instead applied in February 2010 to additional principal payments of $0.8 million on the Class A Franchise Notes and $0.6 million on the Class B Franchise Note.

(2)
Maturities related to the Deficiency Note include PIK interest of approximately $11.9 million that will be due in 2013 if we do not pay the Deficiency Note prior to its maturity.

        We are amortizing certain costs incurred in connection with the Original BTMUCC Credit Facility and the Amended Credit Facility over the term of the loan using the effective interest method. We expense certain other third party costs associated with various amendments to the Original BTMUCC Credit Facility, including the January 2008 Amendment, the Amended Credit Facility and all subsequent amendments to date, as we incur them, and we include these costs in our Consolidated Statements of Operations as Financing Charges.

(b) Direct and Guaranteed Lease Obligations

        We recognize a liability for the fair value of certain lease obligations undertaken at the inception of a lease guarantee. We assumed direct lease obligations with respect to the purchase of certain formerly company-owned and operated MaggieMoo's stores ("Lease Obligations"). The Company also assumed certain guarantees for leases related to certain MaggieMoo's franchised locations ("Lease Guarantees"). In general, the Lease Guarantees are contingent guarantees that become direct obligations of the Company if a franchisee defaults on its lease agreement. The Company treated all of the direct Lease Obligations and the Lease Guarantees as assumed liabilities at the time of acquisition of MaggieMoo's and as a result included these assumed liabilities in the purchase price of the acquisition.

        We analyze each Lease Obligation and Lease Guarantee and determine the fair value based on the facts and circumstances of the lease and franchisee performance. Based on those analyses, we include

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(9) DEBT (Continued)

the carrying amounts of these liabilities in acquisition related liabilities for the calendar years ended December 31, 2009 and 2008 as follows (in thousands):

	December 31,
	2009	2008
Lease Obligations	$313	$891
Lease Guarantees	315	354

Total	$628	$1,245

	December 31,
	2009	2008
Current	$433	$765
Long term	195	480

Total	$628	$1,245

        Expected maturities of the Lease Obligations and the Lease Guarantees are as follows (in thousands):

2010	$433
2011	175
2012	20

$628

        At the end of each calendar year, we review the facts and circumstances of each Lease Obligation and Lease Guarantee. Based on this review, we may change our determination as to the carrying amounts of these liabilities and/or expected maturities of the leases.

        In addition to the Lease Guarantees, under the terms of the Pretzel Time, Pretzelmaker and Great American Cookies acquisitions, we agreed to reimburse the respective sellers for 50% of the sellers' obligations under certain lease guarantees if certain franchise agreements were terminated after a period of one year from the date of acquisition. We are not a guarantor of any leases to third parties and have not recorded any amounts in the financial statement related to these contingent obligations. We may mitigate our exposure to these lease guarantees in cases where the primary lessors of the property have also personally guaranteed the lease obligations by finding new franchisees to perform on the leases, or by negotiating directly with landlords to settle the amounts due. We had a maximum amount of undiscounted potential exposure related to these third-party contingent lease guarantees as of December 31, 2009 and 2008 of $2.7 million and $4.1 million, respectively.

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(10) INCOME TAXES

        The components of income tax expense (benefit) from continuing operations for the calendar years ended December 31 are as follows (in thousands):

	2009	2008
Federal	$—	$(5,940)
State and Local	138	(261)
Foreign	257	207

Total income tax expense (benefit) from continuing operations	$395	$(5,994)

        Total income tax expense (benefit) is allocated as follows (in thousands):

	2009	2008
Current	$395	$337
Deferred	—	(6,331)

Total income tax expense (benefit) from continuing operations	395	(5,994)
Taxes on (loss) income from and gains on sale of discontinued operations	(233)	(19,923)

Taxes on (loss) income	$162	$(25,917)

        A reconciliation of the difference between the effective income tax rate and the statutory federal income tax rate from continuing operations is as follows:

	2009	2008
U.S. statutory federal rate	-35.0%	-35.0%
Increase/(decrease) resulting from:
State taxes, net of federal benefit	4.7%	-5.4%
Foreign withholding tax	8.7%	—
Changes in valuation allowance	-1,541.1%	36.5%
Expiration of deferred tax assets	1,586.6%	—
Change in deferred tax assets—other	-13.2%	—
Other	2.7%	0.2%

Effective tax rate	13.4%	-3.7%

        In 2009, the Company did not record any deferred tax benefit or expense. In 2008, we recorded impairment charges relating to intangible assets not amortized for book purposes (see Note 6—Goodwill, Trademarks and Intangible Assets). As a result of these impairment charges, related deferred tax liabilities recorded in prior years reversed, which resulted in a deferred tax benefit of $2.9 million for the year ending December 31, 2008. In addition, we recorded a deferred tax benefit of $3.4 million in 2008 related to the use of capital tax loss carry-forwards to offset a taxable gain on the sale of a discontinued business.

        Deferred income taxes reflect the net tax effect of temporary differences that may exist between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(10) INCOME TAXES (Continued)

income tax purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. As of December 31, 2009, we have accumulated significant deferred tax assets totaling $359.2 million, consisting primarily of $293.0 million from federal net operating loss carry-forwards of $837.0 million, which expire at various dates through 2029, and $36.6 million of deferred tax assets arising from the impairment of intangible assets.

        The following summarizes the significant components of our deferred tax assets and liabilities as of December 31, 2009 and 2008, respectively (in thousands):

	2009	2008
Deferred tax assets:
Federal net operating loss carry-forwards	$292,964	$287,954
State net operating loss carry-forwards	2,511	2,654
Investments	5,983	5,667
Capital loss carry-forwards	5,375	52,228
Tax credit carry-forwards	4,150	4,150
AMT tax credit carry-forwards	123	25
Intangible assets	43,237	45,579
Depreciation and amortization	1,010	620
Stock-based compensation	507	3,627
Other	3,293	2,157

Gross deferred tax asset	359,153	404,661
Valuation allowance	(359,153)	(404,661)

Net deferred tax assets	$—	$—

        Consistent with ASC 740, the Company has provided a full valuation allowance against our deferred tax assets for financial reporting purposes because we have not satisfied the GAAP requirement in order to recognize the value, namely, that there exists objective evidence of our ability to generate sustainable taxable income from our operations. Based upon the Company's historical operating performance and the reported cumulative net losses to date, as well as amortization expense relating to intangible assets that will be deductible in computing taxable income in future years, the Company presently does not have sufficient objective evidence to support the recovery of our deferred tax assets. In 2009, the valuation allowance for deferred tax assets decreased by $45.5 million primarily due to expiration of capital loss carry-forwards.

        The Company adopted the provisions of ASC 740-10 on January 1, 2007. ASC 740-10 prescribes recognition threshold and measurement parameters for the financial statement recognition and measurement of tax positions taken or expected to be taken in the Company's tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The amount recognized is measured as the largest amount of benefit that has a greater than 50% likelihood upon ultimate settlement. The unrecognized tax benefits are subject to a valuation allowance, and this reduction does not affect the effective tax rate. There are no significant increases or decreases to unrecognized tax benefits anticipated within the next twelve months. A

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(10) INCOME TAXES (Continued)

reconciliation (in thousands of unrecognized tax benefits from the beginning to the end of 2009 is as follows:

Balance at January 1, 2009	$32,641
Additions based on tax positions related to the current year	130

Balance at December 31, 2009	$32,771

        Unrecognized tax benefits that would affect the effective tax rate, if recognized, totaled $0.1 million and $0 at December 31, 2009 and 2008, respectively.

        It is the Company's position to recognize interest and/or penalties related to uncertain tax positions in income tax expense. The Company has not been examined by the IRS and is not currently under examination. All tax years for which we have tax loss carry-forwards are subject to future examination by taxing authorities. The Company is currently under examination by the state of New York for the 2006 through 2008 tax years.

        Because we have significant tax loss carry-forwards, we monitor any potential "ownership changes" as defined in Section 382 of the Internal Revenue Code ("Code Section 382") by reviewing available information regarding the transfer of shares by our existing shareholders and evaluating other transactions that may be deemed an "ownership change," such as amendments to our credit facility. If we have an "ownership change" as defined in Code Section 382, our net operating loss carry-forwards and capital loss carry-forwards generated prior to the ownership change would be subject to annual limitations, which could reduce, eliminate, or defer the utilization of our deferred tax assets. As of the date of this Report, we do not believe that we have experienced an ownership change as defined under Code Section 382 resulting from transfer of shares by our existing shareholders or from deemed ownership changes resulting from the various amendments to the BTMUCC Credit Facility. In the future, we may enter into additional amendments to our outstanding debt, other transactions, or have transfers of stock, which may result in an ownership change that would severely limit our ability to use our net operating loss carry-forwards and capital loss carry-forwards to offset future taxable income. In the event of an ownership change, there will be no impact to our financial position given the valuation allowance recorded on our deferred tax assets. In addition, we are, and expect that we will continue to be, subject to certain state, local, and foreign tax obligations, as well as to a portion of the federal alternative minimum tax for which the use of our tax loss carry-forwards may be limited.

(11) BENEFIT PLANS

        As a result of our acquisitions, we assumed responsibility for several defined contribution plans under Section 401(k) of the Internal Revenue Code that provide for voluntary employee contributions of 1% to 15% of compensation for substantially all employees. We are in the process of merging or dissolving all but one of these plans. Under the terms of the surviving plan, we may, but are not obligated to, make profit sharing contributions. We made no contributions to the plans for the years ended December 31, 2009 and 2008.

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(12) STOCK BASED COMPENSATION

        Effective October 31, 2006, the Company adopted the 2006 Equity Incentive Plan (the "2006 Plan") to replace its former plans including the 1999 Equity Incentive Plan and the 2000 Acquisition Incentive Plan. The 2006 Plan is now the sole plan for issuing stock-based compensation to eligible employees, directors and consultants. The former plans will remain in existence solely for the purpose of addressing the rights of holders of existing awards already granted under those plans prior to the adoption of the 2006 Plan. No new awards will be granted under the former plans. A total of 3.5 million shares of common stock were initially reserved for issuance under the 2006 Plan, which represented approximately 7.4% of NexCen's outstanding shares at the time of adoption. Options under the 2006 Plan expire after ten years and are granted at an exercise price no less than the fair value of the common stock on the grant date. We refer to all these plans collectively as "the Plans."

        Information related to options outstanding under the Plans and warrants issued by the Company outside of such plans is as follows (in thousands):

	2009		2008
	Number of shares	Weighted average exercise price (per share)	Number of shares	Weighted average exercise price (per share)
Outstanding at beginning of year	4,005	$3.73	6,994	$5.37
Granted	1,137	0.17	2,022	1.27
Exercised	—	—	(54)	0.08
Cancelled/Forfeited/Expired	(850)	4.68	(4,957)	5.08

Outstanding at year end	4,292	$2.60	4,005	$3.73

Exercisable at year-end	3,079	$3.45	3,158	$4.42

        A summary of the status of the Company's outstanding grants of options, restricted stock and warrants that remain subject to vesting as of and for the years ended December 31, 2009 and 2008, and changes during the year then ended is presented below:

	2009		2008
	Shares	Weighted Average Per Share Grant Date Fair Value	Shares	Weighted Average Per Share Grant Date Fair Value
Non-vested at beginning of year	847	$1.16	4,271	$2.35
Granted	1,137	0.17	2,022	1.31
Vested	(704)	0.75	(3,114)	2.07
Forfeited	(67)	1.91	(2,332)	2.38

Non-vested at year-end	1,213	$0.43	847	$1.16

        Total stock-based compensation expense included in selling, general and administrative expenses was approximately $0.4 million and $5.3 million for the years ended December 31, 2009 and 2008, respectively. The total unrecognized compensation cost related to non-vested share-based compensation agreements granted under all stock option plans as of December 31, 2009 is approximately $0.3 million.

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(12) STOCK BASED COMPENSATION (Continued)

We expect to recognize this cost over the vesting period of approximately 2 years. There was no income tax benefit recognized in the income statement for stock-based compensation arrangements and no capitalized stock-based compensation cost incurred in 2009 or 2008.

        The weighted average remaining contractual life of the options outstanding and exercisable was 7.9 years at December 31, 2009. The aggregate intrinsic value for the options outstanding and exercisable was less than $0.1 million at December 31, 2009.

        We have estimated the fair value of options granted at the date of grant using a Black-Scholes option-pricing model with the assumptions described below:

Assumption	2009	2008
Fair value per share	$0.16	$1.31
Dividend yield	—	—
Volatility factors of expected market price of stock	157%	52% - 73%
Risk free interest rate	2.18%	2.36% - 3.52%
Expected option term (in years)	6.0	3.0 - 6.0

        Through December 31, 2009, the Company has estimated expected terms of three to six years for all options. Due to the significant changes in the Company's business over the past three years, the Company has elected to use the "simplified" method to estimate the expected term for stock options granted after December 31, 2005. The simplified method allows companies to estimate an expected term by using the vesting term plus the original contractual term divided by two. The Company used historical data for the Company's stock and for a peer group to estimate volatility based on the expected term of the options and used its own historical data to estimate stock option forfeitures. The Company used the five-year U.S. Treasury daily yield curve rates for the risk-free interest rate.

        The total number of options and warrants issued by the Company from January 1, 2008 to December 31, 2009 included the following:

  •
  On January 29, 2008, as partial consideration for an amendment to our BTMUCC Credit Facility, the Company issued to BTMUCC a warrant to purchase 200,000 shares of common stock at an exercise price of $0.01 per share. BTMUCC may exercise the warrant in full or in part at any time from the date of issuance through January 29, 2018. The Company assigned the warrants a value of $0.9 million and recorded this amount as part of debt discount.

  •
  Also on January 29, 2008 and in connection with the acquisition of Great American Cookies, the Company issued warrants to certain Great American Cookies franchisees to purchase 300,000 shares of the Company's common stock. The warrants have an exercise price of $4.23 and were immediately vested upon issuance. The Company assigned the warrants a value of $1.0 million and included this amount in the purchase price of Great American Cookies.

  •
  In connection with the August 15, 2008 amendment to the BTMUCC Credit Facility (see Note 9—Debt), the Company determined that it was probable that a warrant for 2.8 million shares of common stock related to the repayment of the Class B Franchise Note would be issued. The Company assigned the warrant a value of $1.0 million and recorded this amount as a discount on debt. The warrants have an exercise price of $0.01 per share.

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(12) STOCK BASED COMPENSATION (Continued)

  •
  On November 30, 2008, directors and executives of the Company voluntarily forfeited an aggregate of 856,666 stock options (both vested and unvested) having exercise prices of greater than $6.90 per share. Management initiated this action to reduce future expenses (2009 and beyond) and to more efficiently utilize shares authorized under the Company's equity compensation plan to meet the plans' purposes to attract, motivate and retain key talent. The individuals who forfeited options both received and were promised nothing in return, such as future equity grants to replace the forfeited options. The Company accelerated the remaining expense on these cancelled awards resulting in charges of $2.1 million, which is included in the total stock-based compensation expense of $5.3 million for the year ended December 31, 2008.

        No stock options were exercised in 2009. The total intrinsic value of stock options exercised and cash received on exercises during 2008 each were less than $0.1 million. The total number of warrants outstanding as of December 31, 2009 was 1,183,333, all of which were exercisable. There were 808,001 shares available for issuance under the Plans as of December 31, 2009.

(13) RELATED PARTY TRANSACTIONS

        We receive legal services from Kirkland & Ellis LLP, which we consider to be a related party because a partner at that firm, George P. Stamas, is a member of our Board of Directors. Expenses related to Kirkland & Ellis LLP were approximately $0.4 million in 2009 and $2.0 million in 2008. Outstanding payables due to Kirkland & Ellis LLP were $0.4 million and $1.0 million at December 31, 2009 and 2008, respectively.

        The Athlete's Foot Marketing Support Fund, LLC (the "TAF MSF"), is an entity that is funded by the domestic franchisees of TAF to provide domestic marketing and promotional services on behalf of the franchisees. We previously advanced funds to the TAF MSF under a loan agreement. The terms of the loan agreement included a borrowing rate of prime (on the date of the loan) plus 2%, and repayment by the TAF MSF with no penalty, at any time. As of December 31, 2009 and 2008, we had receivable balances of $1.2 million and $1.7 million from the TAF MSF, respectively. We recorded interest income earned from the fund in the amount of $0.1 million in 2009 and $0.2 million in 2008. The Company also established a matching contribution program with the TAF MSF whereby we agreed to match certain franchisee contributions, not to exceed $0.1 million per quarter over 12 quarters. We recorded advertising expense of $1.1 million in 2008 representing the expected net present value of these future contributions, which is included in our Franchising selling, general and administrative expenses. We contributed approximately $0.4 million in 2009 and $0 in 2008 in matching funds to the TAF MSF. As of December 31, 2009 and 2008 the amount of the liability recorded related to the matching contribution program with to the TAF MSF was $0.7 million and $1.1 million, respectively.

        FTI Consulting, Inc. ("FTI") assists us with investor relations. In 2008, FTI also assisted us with crisis management and our efforts to restructure our credit facility. Mr. Dunn, who was a member of our Board of Directors through his resignation on September 25, 2008, serves as a director of FTI and/or as its President and Chief Executive Officer. For the years ended December 31, 2009 and 2008, expenses related to FTI were approximately $0.1 million and $0.6 million, respectively. As of December 31, 2009 and 2008, the Company had outstanding payables due to FTI of approximately $0 and $0.1 million, respectively.

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(13) RELATED PARTY TRANSACTIONS (Continued)

        Designer License Holdings Company, LLC ("DLHC") is a licensee of the Bill Blass brand, which we owned until December 24, 2008. The owner of DLHC also is an owner of Designer Equity Holding Company, LLC ("DEHC") which owns 5% of BB Jeans, LLC, formerly known as Bill Blass Jeans, LLC, a now inactive subsidiary of the Company. As a licensee of Bill Blass, DLHC's contract provided for payment of a minimum annual royalty to the Company. For the year ended December 31, 2008, we recorded royalty and other payments from DLHC of $1.4 million, which are recorded in revenues from discontinued operations. In February 2008, we repurchased one half of DEHC's minority interest, equaling 5%, in BB Jeans for $1.25 million. On October 24, 2008, DLHC's contract was amended to lower the minimum annual royalty and settle certain past due royalty payments. We reported no royalty or other payments from DEHC in 2009.

(14) COMMITMENTS AND CONTINGENCIES

(a) LEGAL PROCEEDINGS

        Securities Class Action.    A total of four putative securities class actions were filed in May, June and July 2008 in the United States District Court for Southern District of New York against NexCen Brands and certain of our former officers and a current director for alleged violations of the federal securities laws. On March 5, 2009, the court consolidated the actions under the caption, In re NexCen Brands, Inc. Securities Litigation , No. 08-cv-04906, and appointed Vincent Granatelli as lead plaintiff and Cohen Milstein Sellers & Toll PLLC. as lead counsel. On August 24, 2009, plaintiff filed an Amended Consolidated Complaint. Plaintiff alleges that defendants violated federal securities laws by misleading investors in the Company's public filings and statements during a putative class period that begins on March 13, 2007, when the Company announced the establishment of the credit facility with BTMUCC, and ends on May 19, 2008, when the Company's stock fell in the wake of the Company's disclosure of the previously undisclosed terms of a January 2008 amendment to the credit facility, the substantial doubt about the Company's ability to continue as a going concern, the Company's inability to timely file its periodic report and the expected restatement of its Annual Report on Form 10-K for the year ended December 31, 2007, initially filed on March 21, 2008. The amended complaint asserts claims under Section 10(b) of the Exchange Act and SEC Rule 10b-5, and also asserts that the individual defendants are liable as controlling persons under Section 20(a) of the Exchange Act. Plaintiff seeks damages and attorneys' fees and costs. On October 8, 2009, the Company filed a motion to dismiss the amended complaint. Plaintiff filed his opposition on December 14, 2009, and the Company filed a reply on January 27, 2010. The court has scheduled a hearing on the motion to dismiss for May 5, 2010.

        Shareholder Derivative Action .    A federal shareholder derivative action premised on essentially the same factual assertions as the federal securities actions also was filed in June 2008 in the United States District Court for Southern District of New York against the directors and former directors of NexCen. This action is captioned: Soheila Rahbari v. David Oros, Robert W. D'Loren, James T. Brady, Paul Caine, Jack B. Dunn IV, Edward J. Mathias, Jack Rovner, George Stamas & Marvin Traub , No. 08-CV-5843 (filed on June 27, 2008). In this action, plaintiff alleges that NexCen's Board of Directors breached its fiduciary duties in a variety of ways, mismanaged and abused its control of the Company, wasted corporate assets, and unjustly enriched itself by engaging in insider sales with the benefit of material non-public information that was not shared with shareholders. Plaintiff further contends that she was not required to make a demand on the Board of Directors prior to bringing suit because such a

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(14) COMMITMENTS AND CONTINGENCIES (Continued)

demand would have been futile, due to the board members' alleged lack of independence and incapability of exercising disinterested judgment on behalf of the shareholders. Plaintiff seeks damages, restitution, disgorgement of profits, attorneys' fees and costs, and miscellaneous other relief. On November 18, 2008, the Court informed the parties that the case would be stayed for 180 days and requested that they file a status report thereafter so the Court might consider whether the stay should be extended. Plaintiff thereafter indicated that she intended to file an amended derivative complaint after the Company filed its amended Annual Report on Form 10-K for the year ended December 31, 2007, including a restatement of its 2007 financial results. On June 2, 2009, the Court lifted the stay and ordered the plaintiff to file her amended derivative complaint no later than two weeks after the Company filed its restated 2007 financials. On August 25, 2009, plaintiff filed an amended complaint that includes additional allegations based on the Company's August 11, 2009 Form 10-K/A. However, the amended complaint does not assert any new legal claims, and omits plaintiff's previously asserted claim for corporate waste. Defendants moved to dismiss the amended complaint on October 8, 2009. Plaintiff filed her opposition on November 23, 2009, and the defendants filed their reply on December 8, 2009. The motion to dismiss is pending.

        California Litigation.    A direct action was filed in Superior Court of California, Marin County against NexCen Brands and certain of our former officers by a series of limited partnerships or investment funds. The case is captioned: Willow Creek Capital Partners, L.P., et al. v. NexCen Brands, Inc. , Case No. CV084266 (Cal. Superior Ct., Marin Country) (filed on August 29, 2008). Predicated on similar factual allegations as the federal securities actions, this lawsuit is brought under California law and asserts both fraud and negligent misrepresentation claims. Plaintiffs seek compensatory damages, punitive damages and costs.

        The California state court action was served on NexCen on September 2, 2008. Plaintiffs in the California action served NexCen with discovery requests on September 19, 2008. On October 17, 2008, NexCen filed two simultaneous but separate motions in order to limit discovery. First, NexCen filed a motion in the United States District Court for Southern District of New York to stay discovery in the California actions pursuant to the Securities Litigation Uniform Standards Act of 1998. Second, NexCen filed a motion in the California court to dismiss the California complaint on the ground of forum non conveniens , or to stay the action in its entirety, or in the alternative to stay discovery, pending the outcome of the federal class action.

        The California state court held a hearing on NexCen's motion on December 12, 2008. At the hearing, the court issued a tentative ruling from the bench granting defendants' motion to stay. On December 26, 2008, the court entered a final order staying the California action in its entirety pending resolution of the class action securities litigation pending in the Southern District of New York. Plaintiff filed a motion to lift the stay, which motion was denied on October 8, 2009.

        SEC Investigation .    We voluntarily notified the Enforcement Division of the SEC of our May 19, 2008 disclosure. The SEC commenced an informal inquiry regarding the matters disclosed, and the Company has been cooperating with the SEC and voluntarily provided documents and testimony, as requested. On or about March 17, 2009, we were notified that the SEC had commenced a formal investigation of the Company as of October 2008. The Company is continuing to cooperate with the SEC in its formal investigation.

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(14) COMMITMENTS AND CONTINGENCIES (Continued)

        Legacy Aether IPO Litigation .    The Company was among the hundreds of defendants named in a series of securities class action lawsuits brought in 2001 against issuers and underwriters of technology stocks that had initial public offerings during the late 1990's. These cases were consolidated in the United States District Court for the Southern District of New York under the caption, In Re Initial Public Offerings Litigation , Master File 21 MC 92 (SAS). As to NexCen, these actions were filed on behalf of persons and entities that acquired the Company's stock after our initial public offering in October 20, 1999. Among other things, the complaints claimed that prospectuses, dated October 20, 1999 and September 27, 2000 and issued by the Company in connection with the public offerings of common stock, allegedly contained untrue statements of material fact or omissions of material fact in violation of securities laws. The complaint alleged that the prospectuses failed to disclose that the offerings' underwriters had solicited and received from certain of their customers additional and excessive fees, commissions and benefits beyond those listed in the arrangements, which were designed to maintain, distort and/or inflate the market price of the Company's common stock in the aftermarket. The actions sought unspecified monetary damages and rescission. NexCen reserved $0.5 million for the estimated exposure for this matter.

        In March 2009, the parties, including NexCen, reached a preliminary global settlement of all 309 coordinated class actions cases under which defendants would pay a total of $586 million (the "Settlement Amount") to the settlement class in exchange for plaintiffs releasing all claims against them. Under the proposed terms of this settlement, NexCen's portion of the Settlement Amount would be paid by our insurance carrier. In October 2009, the district court issued a decision granting final approval of the settlement. Because NexCen has no out-of-pocket liability under the approved settlement, we no longer maintain the reserve of $0.5 million. We recorded the reversal of this reserve in income from discontinued operations in 2009. On October 23, 2009, certain objectors filed a petition to the U.S. Court of Appeals for the Second Circuit to appeal the class certification order on an interlocutory basis. Two other notices of appeal were filed by nine other objectors. Plaintiffs, underwriter defendants, and the issuer defendants filed opposition papers. The appeals are pending.

        Other .    NexCen Brands and our subsidiaries are subject to other litigation in the ordinary course of business, including contract, franchisee, trademark and employment-related litigation. In the course of operating our franchise systems, occasional disputes arise between the Company and our franchisees relating to a broad range of subjects, including, without limitation, contentions regarding grants, transfers or terminations of franchises, territorial disputes and delinquent payments.

(b) OPERATING LEASES

        We are obligated under non-cancelable operating leases for office space that expire at various dates through 2017 for our continuing and discontinued operations. Future minimum lease payments

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(14) COMMITMENTS AND CONTINGENCIES (Continued)

under non-cancelable operating leases and related sublease rent commitments as of December 31, 2009 are as follows (in thousands):

	For the Year Ending December 31,
	2010	2011	2012	2013	2014	Thereafter
Gross lease commitments	$1,485	$1,461	$1,449	$1,497	$1,512	$3,763
Less sub-leases	(399)	(408)	(389)	(412)	(427)	(1,431)

Lease commitments, net	$1,086	$1,053	$1,060	$1,085	$1,085	$2,332

        In January 2010, we reached an agreement in principle to revise the lease on our principal executive office in New York, New York to reduce the rent by approximately $50,000 per month. Based on the revised lease terms, the above future minimum lease payments under non-cancellable operating leases will be reduced by approximately $0.6 million per year through 2017.

        Rent expense related to continuing operations under operating leases was approximately $1.0 million and $0.9 million for the years ended December 31, 2009 and 2008, respectively. We recognize rent expense on a straight-line basis over the lease period based upon the aggregate lease payments. We determine the lease period as the original lease term without renewals, unless and until the exercise of lease renewal options is reasonably assured, and also include any period provided by the landlord as a "free rent" period. Aggregate lease payments include all rental payments specified in the contract, including contractual rent increases.

        The sublease amounts shown above pertain to certain leases related to the Waverly business and the MaggieMoo's direct Lease Obligations. Notwithstanding the sale of Waverly in October 2008, we remain obligated on the lease for the Waverly showroom, but sublet the space to third parties through the lease expiration on February 28, 2018. After the sale of the Bill Blass business in December 2008, we also remained obligated on a lease for the Bill Blass showroom which expires in January 2014. However, on June 11, 2009, we made a one-time payment of approximately $0.2 million in order to assign the lease to a third party.

        Deferred rent, which represent the value of rent concessions, rent escalations and tenant improvements provided by the lessors, was $1.4 million at December 31, 2009 and $1.5 million at December 31, 2008. We will record these amounts as rent expense on a straight-line basis over the lives of the respective leases.

(15) DISCONTINUED OPERATIONS

        In 2008, we narrowed our business model to operate in a single business segment: Franchising. Previously, we had owned and licensed two brands, Bill Blass and Waverly, which constituted our Consumer Branded Products business.

        In May 2008, we discontinued all acquisition activities that we conducted through UCC Capital, which also earned loan servicing revenue.

        On October 3, 2008, the Company and certain of our subsidiaries sold all of the assets associated with the Waverly business (including the Gramercy and Village brands) to Iconix Brand Group, Inc. for approximately $26 million in cash and the assumption of certain liabilities. As a result of the sale of the business, we recorded a loss of $1.5 million.

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(15) DISCONTINUED OPERATIONS (Continued)

        On December 24, 2008, the Company and certain of its subsidiaries sold substantially all of the assets associated with the Bill Blass licensing business to Peacock International Holdings, LLC for $10 million in cash. As a result of the sale of the business, we recorded a loss of approximately $9.1 million, net of deferred tax benefits of $4.2 million.

        In 2009, we recorded the reversal of a $0.5 million reserve related to the Legacy Aether IPO Litigation settlement. See Note 14(a)—Legal Proceedings . We reflected this amount as an offset to operating costs and expenses within income from discontinued operations.

        The table below shows the discontinued operations for the year ended December 31, (in thousands):

	2009	2008
Revenues	$—	$13,905
Operating expenses	202	(15,075)
Impairment of intangible assets(1)	—	(104,396)

Operating income (loss)	202	(105,566)
Other income (expense), net	76	(3,909)
Minority interest	—	2,117

Income (loss) before income taxes	278	(107,358)
Current income tax benefit (expense)	233	(352)
Deferred tax benefit	—	16,117

Net income (loss) from discontinued operations	511	(91,593)
Loss on disposal of discontinued operations, net of income tax benefit of $0 and $4,158, respectively	—	(10,614)

Net income (loss) from discontinued operations	$511	$(102,207)

(1)
Includes impairment of UCC Capital of $37.5 million (see Note 6—Goodwill, Trademarks and Other Intangible Assets) and impairments relating to Consumer Brands of $66.9 million.

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(16) QUARTERLY UNAUDITED FINANCIAL INFORMATION (in thousands except share data):

Statement of Operations

	Three Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Revenues	$11,960	$11,781	$10,827	$10,551
Operating expenses	(10,154)	(10,179)	(9,139)	(9,441)

Operating income	1,806	1,602	1,688	1,110
Non-operating expense	(2,464)	(2,299)	(2,577)	(1,819)

Loss from continuing operations before income taxes	(658)	(697)	(889)	(709)
Income tax expense	(74)	(81)	(102)	(138)

Loss from continuing operations	(732)	(778)	(991)	(847)
(Loss) income from discontinued operations, net of taxes	(133)	362	(22)	304

Net loss	$(865)	$(416)	$(1,013)	$(543)

Loss from continuing operations per common share basic and diluted	$(0.02)	$(0.01)	$(0.01)	$(0.02)
Income (loss) from discontinued operations per common share basic and diluted	(0.00)	0.00	(0.00)	0.01

Net loss per share—basic and diluted	$(0.02)	$(0.01)	$(0.01)	$(0.01)

Weighted average shares outstanding—basic and diluted	56,671	56,952	56,952	56,952

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(16) QUARTERLY UNAUDITED FINANCIAL INFORMATION (in thousands except share data): (Continued)

	Three Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008
Revenues	$10,225	$11,924	$12,164	$12,643
Operating expenses	(12,781)	(125,295) (1)	(41,079) (2)	(15,018)

Operating loss	(2,556)	(113,371)	(28,915)	(2,375)
Non-operating expense	(2,549)	(3,470)	(3,300)	(3,030)

Loss from continuing operations before income taxes	(5,105)	(116,841)	(32,215)	(5,405)
Income tax (expense) benefit	(1,267)	4,019	(72)	3,314

Loss from continuing operations	(6,372)	(112,822)	(32,287)	(2,091)
Income (loss) from discontinued operations, net of taxes	1,067	(83,027)	(6,067)	(14,180)

Net loss	$(5,305)	$(195,849)	$(38,354)	$(16,271)

Loss from continuing operations per common share basic and diluted	$(0.11)	$(1.99)	$(0.57)	$(0.04)
Income (loss) from discontinued operations per common share basic and diluted	0.02	(1.47)	(0.11)	(0.25)

Net loss per share—basic and diluted	$(0.09)	$(3.46)	$(0.68)	$(0.29)

Weighted average shares outstanding—basic and diluted	56,267	56,621	56,639	56,671

(1)
Includes impairment of intangible assets of $109,733.

(2)
Includes impairment of intangible assets of $28,148.

(17) ACQUISITION OF GREAT AMERICAN COOKIES

        In January 2008, we acquired substantially all of the assets of Great American Cookie Company Franchising, LLC and Great American Manufacturing, LLC (collectively, "Great American Cookies") for the purchase price of approximately $95.5 million, consisting of $89.0 million in cash and 1,099,290 shares of the Company's common stock (valued at $4.24 per share which was the closing price of one share of the Company's common stock on January 29, 2008). In addition, pursuant to a settlement agreement with certain franchisees, the Company issued 300,000 warrants to purchase shares of the Company's common stock valued at $3.28 per warrant. The Company funded the $89.0 million cash portion of the purchase price with $70.0 million borrowed pursuant to the January 2008 Amendment and $20.0 million of cash on hand. The Company allocated the purchase price of the assets acquired and liabilities assumed at the estimated fair values at the acquisition date.

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(17) ACQUISITION OF GREAT AMERICAN COOKIES (Continued)

        The final purchase price allocation is as follows (in thousands):

Purchase price:
Cash payments	$89,028
Stock consideration	5,690
Direct acquisition costs	769

Total purchase price	$95,487

Allocation of purchase price:
Trademarks	$43,500
Goodwill	1,719
Franchise agreements	780
Supply/Customer Relationship	45,000
Assets acquired	5,013

Total assets acquired	96,012
Total liabilities assumed	(525)

Net assets acquired	$95,487

        See Note 6—Goodwill, Trademarks and Other Intangible Assets for impairment charges recorded in 2008 relating to the above noted intangible assets.

(18) ACQUISITIONS RELATED TO BILL BLASS

        In February 2008, the Company repurchased one half of DEHC's minority interest, equaling 5%, in BB Jeans, LLC (formerly known as Bill Blass Jeans, LLC) for $1.25 million. We priced this interest using the same valuation as when DEHC purchased its initial 10% interest in BB Jeans, LLC in February 2007.

        In order to have greater control of the Bill Blass brand and conduct a more comprehensive sales process, on July 11, 2008, the Company acquired all of the membership interests of the limited liability company Bill Blass, Ltd. LLC, which owned and operated the Bill Blass couture business pursuant to a royalty-free license from the Company ("Bill Blass Couture"). The purchase price paid at closing was comprised of nominal consideration and the Company's assumption of a nominal amount of net liabilities, excluding amounts owed by Bill Blass Couture to the Company. Starting in January 2008, the Company made loans, advances and investments of approximately $2.2 million to Bill Blass Couture. Following the sale of the Bill Blass licensing business, on December 31, 2008, Bill Blass Couture (which remained an indirect subsidiary of the Company) filed for liquidation under Chapter 7 of the United States Bankruptcy Code. The Company did not recover any of the $2.2 million of loans, advances or investments to Bill Blass Couture.

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(19) PRO FORMA INFORMATION RELATED TO GREAT AMERICAN COOKIES ACQUISITION (Unaudited)

        We have prepared the following unaudited supplemental pro forma consolidated summary of operating data (the "As Adjusted" amounts) for 2008 by adjusting the historical data as set forth in the accompanying consolidated statements of operations for the year ended December 31, 2008 to give effect to the 2008 acquisition of Great American Cookies as if it had occurred on January 1, 2008 (in thousands except share data):

	2008
	As Reported	As Adjusted
Revenues	$46,956	$49,051
Operating loss	$(147,217)	$(146,366)
Net loss	$(255,779)	$(255,504)
Basic and diluted loss per share	$(4.52)	$(4.52)

        We have provided this unaudited pro forma information for informational purposes only and do not purport it to be indicative of the results of operations that would have occurred if the acquisition had been completed on the date set forth above, nor is it necessarily indicative of future operating results. The "As Reported" and "As Adjusted" amounts for 2008 include (1) impairment charges of $137.9 million (2) losses from discontinued operations of $102.2 million (3) special investigation expenses of $3.9 million (4) restructuring charges of $1.1 million and (5) financing charges of $1.8 million.

(20) SEGMENT REPORTING

        The Company operates in one segment: Franchising. Our Consolidated Financial Statements present the results of our franchising business as continuing operations for each of the years in the two-year period ended December 31, 2009. We present the results of the Consumer Branded Products business that we sold in 2008 and the UCC Capital business that we discontinued in 2008 as discontinued operations.

        We earn most of our revenue from franchisees and licensees operating in the United States. International revenues were $5.4 million or 11.9% of total revenues in 2009 and $3.6 million or 7.7% of total revenues in 2008.

(21) SUBSEQUENT EVENTS

        On January 14, 2010, February 10, 2010, and March 12, 2010, respectively, BTMUCC and the Company amended the BTMUCC Credit Facility. For additional information, see Note 9—Debt.

        In January 2010, we reached an agreement in principle to revise the lease on our principal executive office in New York, New York. For additional information, see Note 14(b)—Operating Leases.

        On March 4, 2010, we resolved a pending litigation with the former owners of MaggieMoo's. Pursuant to the terms of the acquisition, the former owners were to receive additional consideration of $0.8 million pursuant to an earn-out provision which was payable on March 31, 2008. NexCen had not paid the earn-out due to on-going disputes between the parties regarding certain indemnification claims with which NexCen sought to offset the earn-out. The parties reached a settlement whereby NexCen

NEXCEN BRANDS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(21) SUBSEQUENT EVENTS (Continued)

agreed to pay a total amount of $0.4 million to the former owners of MaggieMoo's with $0.2 million due on March 5, 2010 and $37,500 payable in five quarterly payments beginning on June 30, 2010 and ending on June 30, 2011. In the event we default on any of our payments, we will be obligated to pay a total amount of $0.5 million less any payments made under the terms of the settlement agreement. As a result of the settlement agreement, we recorded $0.2 million as other income in 2009 which represents the net difference between the settlement amount and the earn-out amount as offset by $0.2 million of indemnity claims.

ITEM 9.    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

        None.

ITEM 9A(T).    CONTROLS AND PROCEDURES

(a)   Evaluation of Disclosure Controls and Procedures

        Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we evaluated the effectiveness of our disclosure controls and procedures, as such terms are defined in Rule 13a-15(e) and Rule 15d-15(e) under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), as of December 31, 2009. Disclosure controls and procedures refer to controls and procedures designed to ensure that information required to be disclosed in reports that we file or submit under the Exchange Act is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure, and that such information is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms.

        Based on their evaluation, the Chief Executive Officer and the Chief Financial Officer of the Company have concluded that the Company's disclosure controls and procedures were effective as of December 31, 2009.

(b)   Management's Report on Internal Control Over Financial Reporting

        Our management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) and Rule 15d-15(f) under the Exchange Act). Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of our financial reporting for external purposes in accordance with GAAP. Because of its inherent limitations, internal control over financial reporting is not intended to provide absolute assurance that a misstatement of our financial statements would be prevented or detected. Also, projections of any evaluation of effectiveness of the internal control over financial reporting to future periods are subject to the risk that the controls may become inadequate because of changes of conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        Management conducted an evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2009 based on the framework in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the "COSO Framework"). Based on the evaluation under the COSO Framework, our management concluded that our internal control over financial reporting was effective as of December 31, 2009.

        This Report does not include an attestation report of the Company's independent public accounting firm, KPMG LLP, regarding the Company's internal control over financial reporting. Management's report was not subject to attestation by KPMG LLP pursuant to temporary rules of the SEC that permit the Company to provide only management's report in this Report.

(c)   Changes in Internal Control Over Financial Reporting

        Since the filing with the SEC on November 16, 2009 of our Quarterly Report on Form 10-Q for the period ended September 30, 2009, we have fully remediated all material weaknesses over our financial reporting as of December 31, 2009. By the end of 2009, we consolidated all accounting functions at NFM, our principal operating facility in Norcross, Georgia. We supplemented our NFM accounting staff with additional accounting personnel having the appropriate level of technical expertise in GAAP and public reporting in order to transition all corporate accounting functions previously conducted in our New York headquarters to our NFM offices.

ITEM 9B.    OTHER INFORMATION

        The Company's Annual Meeting of Stockholders (the "Annual Meeting") was held on December 1, 2009. At the Annual Meeting, the stockholders acted upon the following matters:

  1.
  The stockholders elected five directors to hold office until the 2010 Annual Meeting of Stockholders or until their successors are elected and qualified. A separate tabulation with respect to each nominee is as follows.

Nominees	For	Against	Abstain
David S. Oros	29,129,002	8,685,097	408,141
James T. Brady	26,513,382	11,300,226	408,632
Paul Caine	26,557,428	11,252,357	412,455
Edward J. Mathias	26,547,790	11,264,495	409,955
George P. Stamas	26,573,753	11,234,558	413,929
  2.
  The stockholders ratified the appointment of KPMG LLP as NexCen's independent registered public accounting firm for the fiscal year ending December 31, 2009 as follows:

For	Against	Abstain
27,043,210	11,064,308	114,722

PART III

ITEM 10.    DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

        Item 10 is omitted by the Company in accordance with General Instruction G to Form 10-K. The Company will disclose the information required under this item either by (a) incorporating the information by reference from the Company's definitive proxy statement or (b) filing an amendment to this Form 10-K which contains the required information no later than 120 days after the end of the Company's fiscal year.

ITEM 11.    EXECUTIVE COMPENSATION

        Item 11 is omitted by the Company in accordance with General Instruction G to Form 10-K. The Company will disclose the information required under this item either by (a) incorporating the information by reference from the Company's definitive proxy statement or (b) filing an amendment to this Form 10-K which contains the required information no later than 120 days after the end of the Company's fiscal year.

ITEM 12.    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        Item 12 is omitted by the Company in accordance with General Instruction G to Form 10-K. The Company will disclose the information required under this item either by (a) incorporating the information by reference from the Company's definitive proxy statement or (b) filing an amendment to this Form 10-K which contains the required information no later than 120 days after the end of the Company's fiscal year.

ITEM 13.    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

        Item 13 is omitted by the Company in accordance with General Instruction G to Form 10-K. The Company will disclose the information required under this item either by (a) incorporating the information by reference from the Company's definitive proxy statement or (b) filing an amendment to this Form 10-K which contains the required information no later than 120 days after the end of the Company's fiscal year.

ITEM 14.    PRINCIPAL ACCOUNTING FEES AND SERVICES

        Item 14 is omitted by the Company in accordance with General Instruction G to Form 10-K. The Company will disclose the information required under this item either by (a) incorporating the information by reference from the Company's definitive proxy statement or (b) filing an amendment to this Form 10-K which contains the required information no later than 120 days after the end of the Company's fiscal year.

PART IV

ITEM 15.    EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

FINANCIAL STATEMENTS AND SCHEDULES

        The following financial statements required by this item are included in this Report beginning on page 32.

        All other schedules are omitted because they are not applicable or the required information is shown in the Consolidated Financial Statements or the notes thereto.

EXHIBITS

        The following exhibits are filed herewith or are incorporated by reference to exhibits previously filed with the SEC.

*2.1	Agreement and Plan of Merger dated June 5, 2006, by and among UCC Capital Corp., UCC Consulting Corp., UCC Servicing, LLC, Aether Holdings, Inc., AHINV Acquisition Corp., the holders of UCC Shares identified therein and Robert W. D'Loren, as the Security holders' Representative. (Designated as Exhibit 2.1 to the Form 8-K filed on June 7, 2006)
*2.2
Equity Interest and Asset Purchase Agreement dated August 21, 2006, by and among Aether Holdings, Inc., NexCen Franchise Brands, Inc., NexCen Franchise Management, Inc., Athlete's Foot Marketing Associates, LLC, Athlete's Foot Brands, LLC, Robert J. Corliss, Donald Camacho, Timothy Brannon and Martin Amschler. (Designated as Exhibit 2.1 to the Form 8-K filed on August 22, 2006)

*2.3	Stock Purchase Agreement dated December 19, 2006, by and among NexCen Brands, Inc., Blass Acquisition Corp., Haresh T. Tharani, Mahesh T. Tharani and Michael Groveman, Bill Blass Holding Co., Inc., Bill Blass International LLC and Bill Blass Licensing Co., Inc. (Designated as Exhibit 2.1 to the Form 8-K filed on December 21, 2006)
*2.4
Agreement and Plan of Merger dated February 14, 2007, by and among NexCen Brands, Inc., MM Acquisition Sub, LLC, MaggieMoo's International, LLC, Stuart Olsten, Jonathan Jameson, and the Securityholders' Representative. (Designated as Exhibit 2.1 to the Form 8-K filed on February 21, 2007)
*2.5
Asset Purchase Agreement dated February 14, 2007, by and among NexCen Brands, Inc., NexCen Acquisition Corp., and Marble Slab Creamery, Inc. (Designated as Exhibit 2.2 to the Form 8-K filed on February 21, 2007)
*2.6	Asset Purchase Agreement dated March 13, 2007, by and among NexCen Brands, Inc., WV IP Holdings, LLC and F. Schumacher & Co. (Designated as Exhibit 2.4 to the Form 10-K filed on March 16, 2007)
*2.7
Asset Purchase Agreement dated August 7, 2007, by and among NexCen Asset Acquisition, LLC, Pretzel Time Franchising, LLC, Pretzelmaker Franchising, LLC and Mrs. Fields Famous Brands, LLC dated August 7, 2007. (Designated as Exhibit 2.1 to the Form 8-K filed on August 9, 2007)
*2.8
Asset Purchase Agreement dated January 29, 2008, by and among NexCen Brands, Inc., NexCen Asset Acquisition, LLC, Great American Cookie Company Franchising, LLC, Great American Manufacturing, LLC and Mrs. Fields Famous Brands, LLC. (Designated as Exhibit 2.1 to the Form 8-K filed on January 29, 2008)
*2.9
Asset Purchase Agreement dated September 29, 2008, by and among NexCen Brands, Inc., NexCen Fixed Asset Company, LLC, NexCen Brand Management, Inc., WV IP Holdings, LLC, and Iconix Brand Group, Inc.. (Designated as Exhibit 2.1 to the Form 8-K filed on September 30, 2008)
*2.10
Asset Purchase Agreement dated December 24, 2008, by and among NexCen Brands, Inc., NexCen Fixed Asset Company, LLC, NexCen Brand Management, Inc., Bill Blass Holding Co., Inc., Bill Blass Licensing Co., Inc., Bill Blass Jeans, LLC, Bill Blass International, LLC and Peacock International Holdings, LLC. (Designated as Exhibit 2.1 to the Form 8-K filed on December 29, 2008)
*3.1	Certificate of Incorporation of NexCen Brands, Inc. (Designated as Exhibit 3.1 to the Form 10-Q filed on August 5, 2005)
*3.2	Certificate of Amendment of Certificate of Incorporation of NexCen Brands, Inc. (Designated as Exhibit 3.1 to the Form 8-K filed on November 1, 2006)
*3.3	Amended and Restated By-laws of NexCen Brands, Inc. (Designated as Exhibit 3.1 to the Form 8-K filed on March 7, 2008)
*4.1	Form of Common Stock Certificate. (Designated as Exhibit 4.3 to the Form S-8 filed on December 1, 2006)
*4.2
Registration Rights Agreement dated June 5, 2006, by and among Aether Holdings, Inc. and the stockholders listed on Exhibit A thereto. (Designated as Exhibit 10.6 to the Form 8-K filed on June 7, 2006)

*4.3	Registration Rights Agreement dated November 7, 2006, by and among NexCen Brands, Inc., Robert Corliss and Athlete's Foot Marketing Associates, LLC. (Designated as Exhibit 4.2 to the Form 8-K filed on November 14, 2006)
*4.4
Registration Rights Agreement dated February 15, 2007, by and among NexCen Brands, Inc., Haresh Tharani, Mahesh Tharani, Michael Groveman and Designer Equity Holding Company, LLC. (Designated as Exhibit 4.2 to the Form 8-K filed on February 21, 2007)
*4.5
Registration Rights Agreement dated February 28, 2007, by and among NexCen Brands, Inc. and the holders of the outstanding limited liability company interests of MaggieMoo's International, LLC. (Designated as Exhibit 4.1 to the Form 8-K filed on March 6, 2007)
*4.6
Registration Rights Agreement dated August 7, 2007, by and among NexCen Brands, Inc., Pretzelmaker Franchising, LLC, and Pretzel Time Franchising, LLC. (Designated as Exhibit 4.1 to the Form 8-K filed on August 8, 2007)
*4.7
Registration Rights Agreement dated January 29, 2008, by and among NexCen Brands, Inc., Great American Cookie Company Franchising, LLC and Great American Manufacturing, LLC. (Designated as Exhibit 4.1 to the Form 8-K filed on January 29, 2008)
*4.8	Registration Rights Agreement dated January 29, 2008, by and between NexCen Brands, Inc. and BTMU Capital Corporation. (Designated as Exhibit 4.4 to the Form 8-K filed on January 29, 2008)
*+4.9	Stock Purchase Warrant dated June 5, 2006, issued to Robert D'Loren. (Designated as Exhibit 10.2 to the Form 8-K filed on June 7, 2006)
*4.10	Stock Purchase Warrant dated June 5, 2006, issued to Jefferies & Company, Inc. (Designated as Exhibit 10.3 to the Form 8-K filed on June 7, 2006)
*4.11	Common Stock Warrant dated November 7, 2006, issued to Robert Corliss. (Designated as Exhibit 4.1 to the Form 8-K filed on November 14, 2006)
*4.12	Common Stock Warrant dated February 15, 2007, issued to Designer Equity Holding Company, LLC. (Designated as Exhibit 4.1 to the Form 8-K filed on February 21, 2007)
*4.13	Common Stock Warrant dated May 2, 2007, issued by NexCen Brands, Inc. to Ellery Homestyles, LLC. (Designated as Exhibit 4.1 to the Form 8-K filed on May 8, 2007)
*4.14	Form of Common Stock Warrant issued by NexCen Brands, Inc. to certain Franchisees on January 29, 2008. (Designated as Exhibit 4.2 to the Form 8-K filed on January 29, 2008)
*4.15	Common Stock Warrant dated January 29, 2008, issued to BTMU Capital Corporation. (Designated as Exhibit 4.3 to the Form 8-K filed on January 29, 2008)
*9.1	Voting Agreement dated November 7, 2006, by and between NexCen Brands, Inc. and Robert Corliss. (Designated as Exhibit 9.1 to the Form 8-K filed on November 14, 2006)
*9.2	Voting Agreement dated November 7, 2006, by and between NexCen Brands, Inc. and Athlete's Foot Marketing Associates, LLC. (Designated as Exhibit 9.2 to the Form 8-K filed on November 14, 2006)
*9.3
Voting Agreement dated February 15, 2007, by and between NexCen Brands, Inc. and Haresh Tharani, Mahesh Tharani, and Michael Groveman. (Designated as Exhibit 9.1 to the Form 8-K filed on February 21, 2007)

*9.4	Voting Agreement dated February 28, 2007, by and among NexCen Brands, Inc., Stuart Olsten and Jonathan Jameson. (Designated as Exhibit 9.1 to the Form 8-K filed on March 6, 2007)
*9.5
Voting Agreement dated August 7, 2007, by and among NexCen Brands, Inc., Pretzelmaker Franchising, LLC, and Pretzel Time Franchising, LLC. (Designated as Exhibit 9.1 to the Form 8-K filed on August 8, 2007)
*9.6
Voting Agreement dated January 29, 2008, by and among NexCen Brands, Inc. and Great American Cookie Company Franchising, LLC and Great American Manufacturing, LLC. (Designated as Exhibit 9.1 to the Form 8-K filed on January 29, 2008)
*+10.1	2006 Management Bonus Plan. (Designated as Exhibit 10.4 to the Form 8-K filed on June 7, 2006)
*+10.2	2006 Long-Term Equity Incentive Plan. (Designated as Exhibit 10.1 to the Form 8-K filed on November 1, 2006)
*+10.3	Form of 2006 Long-Term Equity Incentive Plan Director Stock Option Award Agreement. (Designated as Exhibit 10.15 to the Form 10-K filed on March 16, 2007)
*+10.4	Form of 2006 Long-Term Equity Incentive Plan Employee/Management Stock Option Award Agreement. (Designated as Exhibit 10.16 to the Form 10-K filed on March 16, 2007)
*+10.5	Separation Agreement dated August 15, 2008 by and between NexCen Brands, Inc. and Robert W. D'Loren. (Designated as Exhibit 10.1 to the Form 8-K filed on August 19, 2008)
*+10.6	Separation Agreement dated April 28, 2008, by and between NexCen Brands, Inc. and David Meister. (Designated as Exhibit 10.9 to the Form 10-K/A filed on August 11, 2009)
*+10.7	Separation and General Release Agreement dated August 14, 2008, by and between NexCen Brands, Inc. and James Haran. (Designated as Exhibit 10.4 to the Form 8-K filed on August 19, 2008)
*+10.8	Separation Agreement and Release of Claims dated June 26, 2008, by and between NexCen Brands, Inc. and Charles A. Zona. (Designated as Exhibit 10.1 to the Form 8-K filed on June 27, 2008)
*+10.9	Employment Agreement dated August 29, 2007, by and between NexCen Brands, Inc. and Sue Nam. (Designated as Exhibit 10.1 to the Form 10-Q filed on November 9, 2007)
+10.10	Amendment No. 1 to Employment Agreement dated July 15, 2008, by and between NexCen Brands, Inc. and Sue Nam. (Designated as Exhibit 10.15 to the Form 10-K filed on October 6, 2009)
+10.11	Amendment No. 2 to Employment Agreement dated September 26, 2008, by and between NexCen Brands, Inc. and Sue Nam. (Designated as Exhibit 10.16 to the Form 10-K filed on October 6, 2009)
*+10.12	Employment Agreement dated March 19, 2008, by and between NexCen Brands, Inc. and Kenneth J. Hall. (Designated as Exhibit 10.2 to the Form 8-K filed on August 19, 2008)
*+10.13	Amendment No. 1 to Employment Agreement dated August 15, 2008, by and between NexCen Brands, Inc. and Kenneth J. Hall. (Designated as Exhibit 10.3 to the Form 8-K filed on August 19, 2008)
*+10.14
Employment Agreement dated November 12, 2008, by and between NexCen Brands, Inc., NexCen Franchise Management, Inc. and Mark Stanko. (Designated as Exhibit 10.1 to the Form 8-K filed on November 12, 2008)

+10.15	Amended and Restated Employment Agreement effective as of June 30, 2009 by and between NexCen Brands, Inc. and Chris Dull. (Designated as Exhibit 10.22 to the Form 10-K filed on October 6, 2009)
*10.16
Amended and Restated Security Agreement, by and among NexCen Holding Corp., the Subsidiary Borrowers parties thereto and BTMU Capital Corporation, dated August 15, 2008. (Designated as Exhibit 10.1 to the Form 8-K filed on August 21, 2008)
*10.17
First Amendment to Amended and Restated Security Agreement by and among NexCen Brands, Inc., NexCen Holding Corp., the Subsidiary Borrowers parties thereto and BTMU Capital Corporation dated September 11, 2008. (Designated as Exhibit 10.16 to the Form 10-K/A filed on August 11, 2009)
*10.18
Second Amendment to Amended and Restated Security Agreement by and among NexCen Brands, Inc., NexCen Holding Corp., the Subsidiary Borrowers parties thereto and BTMU Capital Corporation dated December 24, 2008. (Designated as Exhibit 10.1 to the Form 8-K filed on December 29, 2008)
*10.19
Amended and Restated Note Funding Agreement, by and among NexCen Holding Corporation, the Subsidiary Borrowers Parties thereto, NexCen Brands, Inc. and BTMU Capital Corporation, dated August 15, 2008. (Designated as Exhibit 10.2 to the Form 8-K filed on August 21, 2008)
*10.20
Amended and Restated Franchise Management Agreement, by and between NexCen Franchise Management, Inc. and Athlete's Foot Brands, LLC, dated August 15, 2008. (Designated as Exhibit 10.3 to the Form 8-K filed on August 21, 2008)
*10.21
Second Amended and Restated Brand Management Agreement, by and among NexCen Brand Management, Inc., NexCen Holding Corporation, Bill Blass Jeans, LLC and Bill Blass International, LLC, dated August 15, 2008. (Designated as Exhibit 10.4 to the Form 8-K filed on August 21, 2008)
*10.22
Second Amended and Restated Brand Management Agreement, by and between NexCen Brand Management, Inc. and WV IP Holdings, LLC, dated August 15, 2008. (Designated as Exhibit 10.5 to the Form 8-K filed on August 21, 2008)
*10.23
Second Amended and Restated Franchise Management Agreement, by and among NexCen Franchise Management, Inc., PT Franchise Brands, LLC and PT Franchising, LLC, dated August 15, 2008. (Designated as Exhibit 10.6 to the Form 8-K filed on August 21, 2008)
*10.24
Second Amended and Restated Franchise Management Agreement, by and among NexCen Franchise Management, Inc., PM Franchise Brands, LLC and PM Franchising, LLC, dated August 15, 2008. (Designated as Exhibit 10.7 to the Form 8-K filed on August 21, 2008)
*10.25
Amended and Restated Franchise Management Agreement, by and among NexCen Franchise Management, Inc., Marble Slab Franchise Brands, LLC and Marble Slab Franchising, LLC, dated August 15, 2008. (Designated as Exhibit 10.8 to the Form 8-K filed on August 21, 2008)
*10.26
Amended and Restated Franchise Management Agreement, by and among NexCen Franchise Management, Inc., MaggieMoo's Franchise Brands, LLC and MaggieMoo's Franchising, LLC, dated August 15, 2008. (Designated as Exhibit 10.9 to the Form 8-K filed on August 21, 2008)

*10.27	Amended and Restated Franchise Management Agreement, by and among NexCen Franchise Management, Inc. GAC Franchise Brands, LLC and GAC Franchising, LLC, dated August 15, 2008. (Designated as Exhibit 10.10 to the Form 8-K filed on August 21, 2008)
*10.28
Amended and Restated Supply Management Agreement, by and between NB Supply Management Corp. and GAC Supply, LLC, dated August 15, 2008. (Designated as Exhibit 10.11 to the Form 8-K filed on August 21, 2008)
*10.29
Amended and Restated Supply Management Agreement, by and between NB Supply Management Corp. and GAC Manufacturing, LLC, dated August 15, 2008. (Designated as Exhibit 10.12 to the Form 8-K filed on August 21, 2008)
*10.30
Omnibus Amendment dated January 27, 2009 by and among NexCen Brands, Inc., NexCen Holding Corporation, the Subsidiary Borrowers parties thereto, the Managers parties thereto, and BTMU Capital Corporation. (Designated as Exhibit 10.1 to the Form 8-K filed on January 29, 2009)
*10.31
Waiver and Omnibus Amendment dated July 15, 2009 by and among NexCen Brands, Inc., NexCen Holding Corporation, the Subsidiary Borrowers parties thereto, the Managers parties thereto, and BTMU Capital Corporation. (Designated as Exhibit 10.1 to the Form 8-K filed on July 20, 2009)
*10.32
Omnibus Amendment dated August 6, 2009 by and among NexCen Brands, Inc., NexCen Holding Corporation, the Subsidiary Borrowers parties thereto, the Managers parties thereto, and BTMU Capital Corporation. (Designated as Exhibit 10.3 to the Form 8-K filed on August 6, 2009)
*10.33
Australia License Agreement dated August 6, 2009, by and among TAF Australia, LLC, The Athlete's Foot Australia Pty Ltd. and RCG Corporation Ltd. (Designated as Exhibit 10.1 to the Form 8-K filed on August 6, 2009)
*10.34
New Zealand License Agreement dated August 6, 2009, by and among TAF Australia, LLC, The Athlete's Foot Australia Pty Ltd. and RCG Corporation Ltd. (Designated as Exhibit 10.2 to the Form 8-K filed on August 6, 2009)
*10.35
Settlement and Release Agreement dated January 29, 2008 by and among NexCen Brands, Inc., Great American Cookie Company Franchising, LLC, Mrs. Fields Famous Brands, LLC, Mrs. Fields Original Cookies, Inc. and certain Franchisees. (Designated as Exhibit 10.1 to the Form 8-K filed on January 29, 2008)
*+10.36	Offer Letter dated September 14, 2009 by and between NexCen Brands, Inc. and Brian Lane (Designated as Exhibit 10.1 to the Form 8-K filed on October 8, 2009)
*+10.37	Amendment No. 1 to Employment Agreement by and between NexCen Brands, Inc. and Mark Stanko, dated December 14, 2009 (Designated as Exhibit 10.1 to the Form 8-K filed on December 18, 2009)
*+10.38	Amendment No. 3 to Employment Agreement by and between NexCen Brands, Inc. and Sue Nam, dated December 15, 2009 (Designated as Exhibit 10.2 to the Form 8-K filed on December 18, 2009)
*10.39
Waiver and Sixth Amendment dated January 14, 2010, by and among NexCen Brands, Inc., NexCen Holding Corporation, the Subsidiary Borrowers parties thereto, and BTMU Capital Corporation (Designated as Exhibit 10.1 to the Form 8-K filed on January 15, 2010)

*10.40	Waiver and Seventh Amendment dated February 10, 2010, by and among NexCen Brands, Inc., NexCen Holding Corporation, the Subsidiary Borrowers parties thereto, and BTMU Capital Corporation (Designated as Exhibit 10.1 to the Form 8-K filed on February 12, 2010)
*10.41
Waiver and Eighth Amendment dated March 12, 2010, by and among NexCen Brands, Inc., NexCen Holding Corporation, the Subsidiary Borrowers parties thereto, and BTMU Capital Corporation (Designated as Exhibit 10.1 to the Form 8-K filed on March 17, 2010)
21.1	Subsidiaries of NexCen Brands, Inc.
23.1	Consent of KPMG LLP
31.1	Certification pursuant to 17 C.F.R § 240.15d-14 (a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 for Kenneth J. Hall.
31.2	Certification pursuant to 17 C.F.R § 240.15d-14 (a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 for Mark E. Stanko.
**32.1	Certifications pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 for Kenneth J. Hall and Mark E. Stanko .

*
Incorporated by reference.

**
These certifications are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of this Annual Report or as a separate disclosure document.

+
Management contract or compensatory plan or arrangement.

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 10-K to be signed on its behalf by the undersigned, thereunto duly authorized on March 26, 2010.

NEXCEN BRANDS, INC.
By:	/s/ KENNETH J. HALL
KENNETH J. HALL
Chief Executive Officer

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ DAVID S. OROS DAVID S. OROS	Chairman of the Board	March 26, 2010
/s/ KENNETH J. HALL KENNETH J. HALL	Chief Executive Officer	March 26, 2010
/s/ MARK E. STANKO MARK E. STANKO	Chief Financial Officer	March 26, 2010
/s/ BRIAN D. LANE BRIAN D. LANE	Chief Accounting Officer	March 26, 2010
/s/ JAMES T. BRADY JAMES T. BRADY	Director	March 26, 2010
/s/ PAUL CAINE PAUL CAINE	Director	March 26, 2010
/s/ EDWARD J. MATHIAS EDWARD J. MATHIAS	Director	March 26, 2010
/s/ GEORGE P. STAMAS GEORGE P. STAMAS	Director	March 26, 2010

Exhibit 21.1

SUBSIDIARIES OF NEXCEN BRANDS, INC.

Subsidiary	Jurisdiction of Incorporation
NexCen
NexCen Brands, Inc. (F/K/A Aether Holdings, Inc.)	Delaware
NexCen Holding Corp. (F/K/A NexCen Acquisition Corp. and formerly NexCen Franchise Brands, Inc.)	Delaware
NexCen Franchise Management, Inc.	Delaware
NexCen Brand Management, Inc.	Delaware
NexCen Fixed Asset Company, LLC	Delaware
NexCen Asset Acquisition, LLC	Delaware
Athletes Foot
Athlete's Foot Brands, LLC	Delaware
Athlete's Foot Marketing Support Fund, LLC*	Delaware
TAF Australia, LLC	Delaware
Bill Blass:
BB Design International, LLC (F/K/A Bill Blass International, LLC)	Delaware
BB Jeans, LLC (F/K/A Bill Blass Jeans, LLC)	Delaware
BB Design Holding Co., Inc. (F/K/A Bill Blass Holding Co., Inc.)	Delaware
BB Design Licensing Co., Inc. (F/K/A Bill Blass Licensing Co., Inc.)	New York
Great American Cookies
GAC Franchise Brands, LLC	Delaware
GAC Franchising, LLC	Delaware
GAC Brand and Marketing Fund, LLC*	Delaware
GAC Supply, LLC	Delaware
GAC Manufacturing, LLC (formerly GAM Assets)	Delaware
NB Supply Management Corp.	Delaware
Marble Slab Creamery:
Marble Slab Franchise Brands, LLC	Delaware
Marble Slab Franchising, LLC	Delaware
Marble Slab Brand and Marketing Fund, LLC*	Delaware
MaggieMoo's
MaggieMoo's International, LLC	Delaware
MaggieMoo's Franchising, LLC (Formerly MaggieMoo Master Franchise, LLC)	Delaware
MaggieMoo's Franchise Brands, LLC (Formerly NexCen Creamery & Treatery, LLC)	Delaware
MaggieMoo's Brand and Marketing Fund, LLC*	Delaware
Pretzelmaker
PM Franchise Brands, LLC	Delaware
PM Franchising, LLC	Delaware
PM Brand and Marketing Fund, LLC*	Delaware
Pretzel Time
PT Franchise Brands, LLC	Delaware
PT Franchising, LLC	Delaware
PT Brand and Marketing Fund, LLC*	Delaware

Subsidiary	Jurisdiction of Incorporation
Shoe Box
Shoe Box Holdings, LLC	Delaware
Shoe Box Franchise Brands, LLC	Delaware
Shoe Box Franchising, LLC	Delaware
Shoe Box Brand and Marketing Fund*	Delaware
Waverly
WV IP Holdings, LLC	Delaware
UCC:
UCC Capital Corp. (formerly AHINV)	Delaware
Aether:
Aether Systems, Inc.	Delaware
Aether Capital, LLC	Delaware
Cerulean Technology, Inc. (formerly Aether Mobile Government)	Delaware

*
Marketing funds are entities with which the Company is not the primary beneficiary, and are therefore not consolidated.

Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

The Board of Directors
NexCen Brands, Inc.:

        We consent to the incorporation by reference in the registration statements (Nos. 333-91369, 333-52220, 333-128062, 333-52222, 333-139078) on Form S-8 of NexCen Brands, Inc. and subsidiaries (formerly Aether Holdings, Inc.) of our report dated March 2 6 , 2010 , with respect to the consolidated balance sheets of NexCen Brands, Inc. and subsidiaries as of December 31, 200 9 and 200 8 , and the rel ated consolidated statements of operations, stockholders ' deficit, and cash flows for the years then ended , which report appears in the December 31, 200 9 annual report on Form 10-K of NexCen Brands, Inc.

        As discussed in Note 1 to the consolidated financial statements, the Company faces certain liquidity uncertainties that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KPMG LLP

New York, New York
March 26, 2010

Exhibit 31.1

NEXCEN BRANDS, INC.
SECTION 302 CERTIFICATION

I, Kenneth J. Hall, certify that:

        1.     I have reviewed this report on Form 10-K of NexCen Brands, Inc.;

        2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3.     Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

        4.     The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15(d)-15(f)) for the registrant and we have:

          (a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b)   designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          (c)   evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          (d)   disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

        5.     The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's Board of Directors (or persons performing the equivalent functions):

          (a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

          (b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: March 26, 2010
/s/ KENNETH J. HALL Chief Executive Officer

Exhibit 31.2

NEXCEN BRANDS, INC.
SECTION 302 CERTIFICATION

I, Mark E. Stanko, certify that:

        1.     I have reviewed this report on Form 10-K of NexCen Brands, Inc.;

        2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3.     Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

        4.     The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13(a)-15(f) and 15(d)-15(f)) for the registrant and we have:

          (a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b)   designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          (c)   evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          (d)   disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

        5.     The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's Board of Directors (or persons performing the equivalent functions):

          (a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

          (b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: March 26, 2010
/s/ MARK E. STANKO Chief Financial Officer

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with this Annual Report on Form 10-K of NexCen Brands, Inc. (the "Company") for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, to the best of his knowledge and in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KENNETH J. HALL	March 26, 2010
Kenneth J. Hall Chief Executive Officer
/s/ MARK E. STANKO	March 26, 2010
Mark E. Stanko Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to NexCen Brands, Inc. and will be retained by NexCen Brands, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 10-K/A
AMENDMENT NO. 1

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009
OR
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NUMBER: 000-27707

NEXCEN BRANDS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (State or other jurisdiction of incorporation or organization)	20-2783217 (IRS Employer Identification Number)
1330 Avenue of the Americas, 34th Floor, New York, N.Y. (Address of principal executive offices)	10019-5400 (Zip Code)

(Registrant's telephone number, including area code): (212) 277-1100

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT: NONE

SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:
 Common Stock, par value $.01
(Title of class)

         Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐    No ☒

         Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐    No ☒

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☐    No ☒

         Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐    No ☐

         Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of the Form 10-K or any amendment of this Form 10-K. ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☒

         Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐    No ☒

         The aggregate market value of the voting and non-voting stock held by non-affiliates of the registrant was $9,869,307 ($.18 per share) as of June 30, 2009.

         As of April 1, 2010, 56,951,730 shares of the registrant's common stock, $.01 par value per share, were outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

         None.

NEXCEN BRANDS, INC.
ANNUAL REPORT ON FORM 10-K/A
FOR THE YEAR ENDED DECEMBER 31, 2009

EXPLANATORY NOTE

        This Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (this "Form 10-K/A") of NexCen Brands, Inc. (the "Company," "we," "our," or "NexCen"), which was originally filed with the Securities and Exchange Commission ("SEC") on March 26, 2010, is being filed solely to include the information required by Part III of Form 10-K pursuant to General Instruction G(3) of Form 10-K because the Company's definitive proxy statement for its 2010 annual meeting will be filed more than 120 days after the end of the Company's fiscal year. The original Form 10-K is also amended hereby to delete the reference on the cover page thereof to the incorporation by reference of the definitive proxy statement in Part III of such report. In addition, as required by Rule 12b-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Form 10-K/A also includes the certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"). Since no financial statements are contained within this Form 10-K/A, we do not include the certifications pursuant to Section 906 of Sarbanes-Oxley.

        Except as described in this Explanatory Note, no other information in the original Form 10-K is modified or amended hereby, and this Form 10-K/A does not otherwise reflect events occurring after the original filing date of March 26, 2010.

 PART III

ITEM 10.    DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

        The following table lists the names and ages of NexCen's incumbent directors and executive officers. Each of our incumbent directors will continue in office until the next annual meeting or until his earlier resignation, removal or death. There are no arrangements or understandings known to us between any of the individuals listed below and any other person pursuant to which he or she was or is to be selected as a director or an officer, other than any arrangements or understandings with directors or officers of NexCen acting solely in their capacities as such.

Name	Age	Position
David S. Oros	50	Chairman of the Board
Kenneth J. Hall	52	Chief Executive Officer
Mark E. Stanko	48	Chief Financial Officer and Treasurer
Sue J. Nam	40	General Counsel and Secretary
Chris Dull	37	President, NexCen Franchise Management, Inc. ("NFM")
James T. Brady	70	Director, Audit Committee (Chairman), Compensation Committee, Nominating/Corporate Governance Committee (Chairman)
Paul Caine	46	Director, Audit Committee, Nominating/Corporate Governance Committee, Strategy Committee(1)
Edward J. Mathias	68	Director, Audit Committee, Compensation Committee (Chairman), Strategy Committee
George P. Stamas	60	Director, Strategy Committee (Chairman)

(1)
On February 22, 2010, the Board of Directors established an ad hoc Strategy Committee, consisting of George P. Stamas (Chairman), Paul Caine and Edward Mathias, to lead discussions on behalf of the Board of Directors regarding possible transactions for the maximization of the Company's value for its stakeholders.

Biographical Information for Our Directors and Executive Officers

        Set forth below is biographical information for our directors and executive officers.

        David S. Oros founded the Company in 1996, and currently serves as our Chairman of the Board of Directors. From 1996 until June 2006, Mr. Oros served as our Chief Executive Officer. From 1994 until 1996, Mr. Oros was President of NexGen Technologies, L.L.C., a wireless software development company that contributed all of its assets to the Company. From 1992 until 1994, he was President of the Wireless Data Group at Westinghouse Electric. Prior to that, from 1982 until 1992, Mr. Oros was at Westinghouse Electric directing internal research and managing large programs in advanced airborne radar design and development. Mr. Oros received a B.S. in mathematics and physics from the University of Maryland. Mr. Oros is currently a managing partner for Global Domain Partners, LLC. Other current directorships of public companies or registered investment company: Evolving Systems, Inc. Prior directorships held during the past five years: Broadwing Corporation and uVuMobile, Inc.

        Mr. Oros' qualifications include having historical knowledge of the Company, broad experience in business, and knowledge of public and private capital markets.

        James T. Brady was elected director of the Company on June 28, 2002. Since 2000, Mr. Brady has served as the Managing Director—Mid-Atlantic, for Ballantrae International, Ltd., a management consulting firm, and was an independent business consultant from May 1998 until 2000. From May 1995 to May 1998, Mr. Brady was the Secretary of the Maryland Department of Business and Economic Development. Prior to May 1995, Mr. Brady was a managing partner with Arthur Andersen LLP in Baltimore, Maryland. Mr. Brady received a B.A. from Iona College. Other current directorships of public companies or registered investment company: McCormick & Company, Inc., Constellation Energy Group, Inc. and T. Rowe Price Group.

        Mr. Brady's qualifications include having knowledge and experience in accounting and corporate governance issues, including through 33 years with Arthur Andersen LLP (including twenty years as an audit partner) and membership on the board and audit committees of several public companies since 1998.

        Paul Caine was elected director of the Company on September 5, 2007. Since October 2008, Mr. Caine has served as President and Group Publisher of Time Inc.'s Style and Entertainment Group overseeing the PEOPLE Group (PEOPLE , People.com, Stylewatch , People en Español , People Country), as well as Entertainment Weekly , EW.com., In Style and Essence . His career at Time Inc. began in 1989 as an advertising sales representative for PEOPLE .. During his tenure at Time Inc., Mr. Caine has been the Associate Publisher of PEOPLE , Publisher of Teen People , Entertainment Weekly and PEOPLE , the Group Publisher of the PEOPLE Group and the President of the Entertainment Group. Prior to joining Time Inc., Mr. Caine worked for USA Today and J. Walter Thompson. Mr. Caine received a B.S. in Business Communication from Indiana University.

        Mr. Caine's qualifications include having over 20 years of experience in marketing, media and consumer trends and knowledge in business development and operations

        Edward J. Mathias was elected director of the Company on June 28, 2002. Mr. Mathias has been a managing director of The Carlyle Group, a Washington, D.C. based global private equity firm, since 1994. Mr. Mathias served as a managing director of T. Rowe Price Associates, Inc., an investment management firm, from 1971 to 1993. He received a B.A. from the University of Pennsylvania and an M.B.A. from Harvard University. Other current directorships of public companies or registered investment company: Brown Advisory Holdings, Inc. and Cullen Agricultural Holding Corporation. Prior directorships held during the past five years: Allied Capital Corporation, Victory Acquisition Corp. and Triple Crown Acquisition Corp.

        Mr. Mathias' qualifications include having high-level leadership experience in business, knowledge of public and private capital markets, and contacts with business and governmental leaders.

        George P. Stamas was elected a director of the Company on October 20, 1999. Since January 2002, Mr. Stamas has been a senior partner with the law firm of Kirkland & Ellis LLP. Also, since November 2001, Mr. Stamas has been a venture partner with New Enterprise Associates. From December 1999 until December 2001, Mr. Stamas served as the Vice Chairman of the board of directors and Managing Director of Deutsche Banc Alex Brown (now Deutsche Bank Securities). Mr. Stamas is counsel to, and a limited partner of, the Baltimore Orioles baseball team and also of Lincoln Holdings, which holds interests in the Washington Wizards and Washington Capitals. He received a B.S. in economics from the Wharton School of the University of Pennsylvania and a J.D. from the University of Maryland Law School. Other current directorships of public companies or registered investment company: FTI Consulting, Inc.

        Mr. Stamas' qualifications include having over 30 years of experience in corporate law, including planning and structuring complex business transactions and counseling corporations and boards of directors on corporate governance matters and crisis situations.

        Kenneth J. Hall joined the Company on March 25, 2008 as Executive Vice President, Chief Financial Officer and Treasurer. He was appointed Chief Executive Officer of the Company on August 15, 2008. Prior to joining the Company, Mr. Hall served as the Chief Financial Officer and Treasurer of Seevast Corp., a position he held from April 2005 to February 2008. From December 2003 to March 2005, Mr. Hall worked as an independent consultant advising companies on strategic and financial matters. From July 2001 to November 2003, he served as Executive Vice President, Chief Financial Officer and Treasurer of Mercator Software, Inc. Mr. Hall holds a B.S. in Finance from Lehigh University and a M.B.A. from Golden Gate University.

        Mark E. Stanko joined the Company on April 30, 2008 as Chief Financial Officer of NFM. He was appointed Chief Financial Officer and Treasurer of the Company on November 12, 2008. Prior to joining the Company, Mr. Stanko most recently served as Regional Controller for Levitt Corporation, a publicly traded homebuilding and land development company, from 2006 to 2008. From 2003 to 2006, Mr. Stanko held the position of Vice President of Finance of KB Home, a publicly traded homebuilding company. From 2001 to 2003, Mr. Stanko was Director of Corporate Audit, then the Director of Finance of Pulte Homes, Inc., a publicly traded homebuilding company. Mr. Stanko began his career at Ernst & Young LLP where he held positions of increasing responsibility over 16 years. Mr. Stanko holds a BBA in Accounting from Cleveland State University. He is a Certified Public Accountant.

        Sue J. Nam joined the Company on September 24, 2007 as General Counsel. She was appointed Secretary of the Company on December 6, 2007. Prior to joining the Company, since 2001, Ms. Nam was Vice President, Corporate Counsel for Prudential Financial, where she served as Intellectual Property Counsel and Assistant Corporate Secretary. Prior to that, Ms. Nam was in private practice with Brobeck Phleger & Harrison LLP in its San Francisco office and Gibson, Dunn & Crutcher LLP in its New York office. Ms. Nam earned her B.A. in English and French Literature from Northwestern University and her J.D. from Yale Law School.

        Chris Dull joined the Company on February 28, 2007 as Executive Vice President of QSR Franchising of NFM. On May 22, 2007, he was promoted to President of the QSR Division of NFM. He then was appointed President of NFM on August 31, 2007 and appointed an executive officer of NexCen on February 13, 2009. Prior to joining the Company, Mr. Dull most recently served as the Executive Vice President for Marble Slab Creamery, Inc. from 2004 to 2007 and served as Vice President of Franchise Development for Marble Slab Creamery, Inc. from 1999 to 2004. Mr. Dull began his career in franchise management with Marble Slab Creamery, where he held positions of increasing responsibility over 13 years. Mr. Dull received a B.A. from Baylor University.

Corporate Governance

Standing Committees of the Board of Directors

        Our bylaws authorize our Board of Directors to appoint one or more committees, each consisting of one or more directors. The Board of Directors currently has three standing committees: an Audit Committee, a Nominating/Corporate Governance Committee and a Compensation Committee, each of which has adopted written charters that are all currently available on our website.

Audit Committee

        The Audit Committee's responsibilities include:

  •
  appointing, replacing, overseeing and compensating the work of a firm to serve as the registered independent public accounting firm to audit the Company's financial statements;

  •
  discussing the scope and results of the audit with the independent registered public accounting firm and reviewing with management and the independent registered public accounting firm the Company's interim and year-end operating results;

  •
  considering the adequacy of the Company's internal accounting controls and audit procedures;

  •
  approving (or, as permitted, pre-approving) all audit and non-audit services to be performed by the independent registered public accounting firm; and

  •
  providing an avenue of communication among the independent auditors, management, employees and the Board of Directors.

        The members of the Audit Committee are Messrs. Brady, Caine and Mathias, with Mr. Brady serving as its chairman. The Board of Directors has determined that the members of the Audit Committee satisfy the "independence" and "financial literacy" requirements for audit committee members as set forth by the SEC.

        The Board of Directors also determined that Mr. Brady is an audit committee financial expert, as defined by Item 407 of Regulation S-K, and is independent of management, as defined by Rule 10A-3(b)(1) of the Exchange Act. We believe that Mr. Brady is qualified to be an "audit committee financial expert" because he has the following attributes: (i) an understanding of GAAP and financial statements, (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, and experience actively supervising one or more persons engaged in such activities, (iv) an understanding of internal control over financial reporting and (v) an understanding of audit committee functions. Mr. Brady acquired these attributes by having held various positions that provided the relevant experience, including 33 years with Arthur Andersen LLP (including twenty years as an audit partner) and membership on the audit committees of several public companies since 1998. Mr. Brady also currently serves on the audit committees of three other public companies, but the Board of Directors has determined that such service does not affect his independence, responsibilities or duties as a member of the Audit Committee.

Nominating/Corporate Governance Committee

        The Nominating/Corporate Governance Committee's responsibilities include:

  •
  identifying, evaluating and recommending nominees to serve on the Board of Directors and committees of the Board of Directors;

  •
  conducting searches for appropriate directors and evaluating the performance of the Board of Directors and of individual directors;

  •
  screening and recommending to the Board of Directors individuals qualified to become the chief executive officer of the Company or to become senior executive officers of the Company;

  •
  assessing the policies, procedures and performance of the Board of Directors and its committees;

  •
  developing, evaluating and recommending to the Board of Directors any changes or updates to the Company's policies on business ethics, conflicts of interest and related party transactions;

  •
  making recommendations regarding director compensation to the Board of Directors; and

  •
  overseeing the Company's corporate governance procedures and practices.

        The members of the Nominating/Corporate Governance Committee are Messrs. Brady and Caine, with Mr. Brady serving as its chairman.

Compensation Committee

        The Compensation Committee's responsibilities include:

  •
  reviewing and approving corporate goals and objectives that are relevant to the compensation of the chief executive officer and other executive officers;

  •
  evaluating the chief executive officer's performance and setting compensation in light of corporate objectives;

  •
  reviewing and approving the compensation of the Company's other executive officers;

  •
  administering the Company's stock option and stock incentive plans; and

  •
  reviewing and making recommendations to the Board of Directors with respect to the Company's overall compensation objectives, policies and practices, including with respect to incentive compensation and equity plans.

        The members of the Compensation Committee are Messrs. Mathias and Brady, with Mr. Mathias serving as its chairman.

Ad Hoc Committees of the Board of Directors

Strategy Committee

        On February 22, 2010, the Board of Directors established an ad hoc Strategy Committee, consisting of Messrs. Stamas (Chairman), Caine and Mathias. The Strategy Committee does not have a formal charter. It serves an advisory function for the Board of Directors regarding possible transactions for the maximization of the Company's value for its stakeholders.

Compensation Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee is or has ever been an officer or employee of NexCen or any of our subsidiaries. None of our executive officers serves as a member of the board of directors or a compensation committee of any entity that had one or more executive officers serving on our Board of Directors or our Compensation Committee.

Director Independence

        Our Board of Directors has adopted the following standard for independence:

  "Independent director" means a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

        In connection with, and to assist in making, this determination, the Board has adopted the definition of independence contained in the NASDAQ listing standards as our categorical standard of independence. However, even if a director meets this categorical standard of independence, to conclude that a director is independent, the Board must also determine that no other relationship exists that, in the Board's judgment, "would interfere with the exercise of independent judgment by that director in carrying out the responsibilities of a director."

        Each of our directors in 2009, other than Messrs. Oros and Stamas, qualified as "independent" in accordance with the Company's independence standard. In making their affirmative determination of independence for 2009, the directors reviewed and discussed information provided by the directors and management with regard to each director's business and personal activities as they relate to NexCen and NexCen's management. Mr. Oros was employed by the Company, and, as such, did not qualify as an independent director. The Board of Directors determined that Mr. Stamas should not be considered an independent director in view of the business relationship between the Company and Kirkland & Ellis LLP, one of the Company's outside counsel. Mr. Stamas' business relationship with the Company is described in Item 13 under the caption "Certain Related Party Transactions for 2009." All members of the Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee are independent directors.

        Other than as discussed above, the Board of Directors did not consider and was not aware of any other transactions, relationships or arrangements that would affect the determination of our director's independence under the Company's standards.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our officers (as defined in regulations issued by the SEC) and directors, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock (including options and warrants to acquire common stock). Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        Based solely on a review of the copies of such reports of ownership received by us and certifications from our executive officers and directors, we believe that during fiscal year 2009 all filing requirements applicable to our executive officers, directors and such greater than ten percent stockholders were complied with on a timely basis other than the following: a late report on Form 4 for Messrs. Oros, Brady, Caine, Mathias and Stamas each reporting the grant on November 19, 2009 of 150,000 options to acquire the Company's common stock. The reports for Messrs. Oros, Caine, Mathias and Stamas were each filed on November 30, 2009, and the report for Mr. Brady was filed on December 1, 2009.

Corporate Governance Policies

        We have adopted Corporate Governance Guidelines, as well as a general code of ethics for our business and a code of ethical conduct that applies solely to our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions. We also adopted the Policy and Procedures with respect to Related Persons Transactions. The Nominating/Corporate Governance Committee is responsible for reviewing and authorizing waivers from the code of ethics, the code of ethical conduct for senior financial officers, and the Policy and Procedures with respect to Related Persons Transactions, and we will file any waivers from, or amendments to, these codes and policy on our website at www.nexcenbrands.com, the content of which website is not incorporated by reference into or considered a part of this document.

        No waivers were reviewed or authorized in 2009. The Company's Corporate Governance Guidelines, our general code of ethics, our code of ethical conduct for senior financial officers, and the Policy and Procedures with respect to Related Persons Transactions, as well as the charters for our Audit Committee, Nominating/Corporate Governance Committee and Compensation Committee, are available on our website. This information is also available in print upon written request to our corporate secretary at the address of our corporate headquarters office in New York City.

ITEM 11.    EXECUTIVE COMPENSATION

        The following is the Compensation Discussion and Analysis and Compensation Committee Report.

Compensation Discussion and Analysis

Overview

        In May 2008, the Company disclosed issues related to our debt structure that placed the very future of the Company in doubt. The Company's efforts to address the challenges that we faced led to extensive changes in the composition of our executive management and a reduction in staff, especially in our New York office. As a result, the overriding factor in the Company's compensation decisions in the latter half of 2008 and in 2009 was to smoothly transition the management team and to retain certain key executives and employees whom management and/or the Board of Directors identified as being crucial to the Company's turn-around strategy, transition plans and on-going operations.

        In 2009, we entered into amendments to existing employment agreements of certain of our executive officers as a means to ensure key executive retention. Each amendment was negotiated directly with the executive officers by the Company's Chief Executive Officer, and in all cases was ultimately reviewed and approved by the Compensation Committee. The amendments generally provided for cash bonuses (in the form of quarterly cash bonuses or event specific cash bonuses) and increased severance payments upon certain specified events. As discussed below under the caption "Elements of Compensation," we believe the changes to the employment agreements were necessary to retain these key executive officers given the continued doubt as to the Company's ability to continue as a going concern. Additional details regarding each named executive officer's employment agreements, as amended, are provided below under the caption "Employment Agreements."

        The Company's ultimate goal is to provide an attractive, flexible and market-based total compensation program tied to performance and aligned with shareholder interest. However, we believe that our business and strategies must stabilize and mature before we can fully understand the critical elements to our financial and operational success for which we can set appropriate metrics for short and long-term compensation. In that regard, on April 29, 2009, the Board of Directors formally terminated the 2006 Management Bonus Plan, which was established before the changes in our business and management team. No bonuses were paid under such plan since its inception.

Process for Determining Compensation

        General.    Our Compensation Committee plays an integral role in shaping the Company's overall compensation objectives, policies and practices. The Compensation Committee is responsible for, among other things, reviewing and recommending approval of the compensation of our executive officers; administering our equity incentive and stock option plans; reviewing and making recommendations to the Board of Directors with respect to incentive compensation and stock option plans; evaluating our chief executive officer's performance in light of corporate objectives; and setting our chief executive officer's compensation based on the achievement of corporate objectives.

        Employment Agreements.    Each executive officer of the Company, including those named in the Summary Compensation Table in this Form 10-K/A, is employed by the Company pursuant to a written agreement of employment, which was approved by the Compensation Committee. Each employment agreement separately reflects the terms that the Compensation Committee believed were appropriate and/or necessary to retain the services of the particular executive officer, within the framework of the Company's compensation policies. All employment agreements entered into by the Company provide the Company with protection in the form of restrictive covenants, including non-competition, non-solicitation, and confidentiality covenants, for the benefit of the Company. The Compensation Committee has considered the advisability of using employment agreements and determined that under certain circumstances it is in the best interests of the Company insofar as it permits the Company to achieve its desired goals of retaining executive talent and obtaining post employment covenants from executive officers. Some of the terms of these employment agreements were modified in connection with changed circumstances of employment. See the section captioned "Employment Agreements" below for additional information regarding each executive's employment agreement.

        Process for Approving Equity Grants.    The Compensation Committee administers the Company's 2006 Long-Term Equity Incentive Plan (the "2006 Plan"), which is the incentive plan that was approved by our stockholders in October 2006. The Compensation Committee is required to approve all grants of all awards under that plan, and has not delegated any grant authority. Under the terms of the 2006 Plan, stock options are required to be priced at the closing price of the Company's common stock on the date of grant. Our long-term incentive plan does not permit the re-pricing of options. On February 25, 2008, the Compensation Committee established a policy to grant options on a quarterly basis on the third trading day after the Company publicly announces its quarterly financial results following each of the first three fiscal quarters of each year and after annual financial results following the fourth fiscal quarter of each year. (Previously, we did not have a policy that addressed the specific issue of whether equity grants may be approved prior to the release of material information.) From May 2008 to November 2009, during which time the Company was delayed in the filing of its periodic financial reports with the SEC, we suspended the policy of granting options on a quarterly basis and instead granted the options on the date they are approved by the Compensation Committee or as soon thereafter as permitted under applicable law, regulatory rules or Company policies. We have since resumed the policy of granting options on a quarterly basis after the Company publicly announces financial results.

        Share Ownership Guidelines .    We do not currently have any requirements for any of our executive officers or other employees to own specified amounts of NexCen common stock.

        Impact of Tax Policies .    The Compensation Committee takes into account certain tax implications in determining the amount, form and timing of compensation to our executive officers, including Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code generally limits the compensation that a corporation can deduct for payments to a chief executive officer and the four other most highly compensated executive officers to $1.0 million per officer per year. However, compensation that is "performance-based," as defined by Section 162(m), is exempt from this limitation on deductibility. In general, compensation attributable to the exercise of stock options granted with an exercise price at or above the market price of the underlying stock at the time of the grant qualifies as performance-based compensation. In 2009, we paid our chief executive officer less than $15,000 in excess of the limitation on deductibility (excluding compensation with respect to options that if exercised at a gain would qualify, we believe, as performance-based compensation). The Compensation Committee believes that, in light of the insignificant tax impact of exceeding the limitation on deductibility for one key employee, such compensation was appropriate.

Elements of Compensation

        For 2009, the principal components of compensation for our named executive officers consisted of:

  •
  Base salary;

  •
  Equity-based awards;

  •
  Cash bonuses;

  •
  Perquisites and other personal benefits; and

  •
  Other compensation.

        These principal elements have been chosen to create a flexible package that can reward both our short and long-term performance, while providing the executive with a competitive compensation package. In previous years, we relied more heavily on our equity-based awards to attract and retain executive officers and employees. In light of the decline in our stock price and the doubt as to the Company's ability to continue as a going concern, we provided periodic cash bonuses in 2009 to retain certain key executives and employees of the Company, whom management and/or the Board of Directors identified as being crucial to the Company's turn-around strategy, transition plans and on-going operations. We anticipate that as the Company continues to stabilize, periodic cash bonuses for executive officers generally will not be a significant part of each person's overall annual compensation.

        Base salary.    We provide named executive officers and other employees with a base salary to compensate them for basic services rendered during the fiscal year. Initial base salaries for our named executive officers were determined for each executive at the time of hire based on negotiations between the new executive, on the one hand, and the Company, on the other. The Compensation Committee reviews salary levels at least annually, as well as upon a promotion or other changes in job responsibility. Merit based increases to salaries, if any, will be based on the Compensation Committee's review and overall assessment of an individual's performance.

        Equity-based awards.    We provide equity-based compensation to promote our long-term growth and profitability. We believe equity-based awards provide directors, executive officers, and employees with incentives to maximize stockholder value and otherwise contribute to our long-term success. Such awards also allow us to attract, retain and reward executives and employees, although, as discussed above, equity-based awards were not as effective a retention tool as in previous years.

        Awards of stock options and restricted stock are made under our 2006 Plan, which was approved by our stockholders in October 2006. The Compensation Committee administers the 2006 Plan and has not delegated any grant authority. Shares of restricted stock are issued subject to a vesting schedule and cannot be sold until and to the extent the shares have vested. Stock options are issued at an exercise price of no less than fair market value on the date of grant and are subject to vesting requirements, which may include time-based vesting, performance-based vesting, or both. Historically, we have not issued any options subject to performance-based vesting.

        Cash bonuses.    We provide cash bonus compensation to motivate, reward and retain key executives. During 2009, we provided interim cash bonuses tied to continued employment and/or the achievement of key transactions and milestones.

        Perquisites and other personal benefits.    We provide certain executive officers with perquisites and other personal benefits that we and the Compensation Committee believe are reasonable to better enable us to attract and retain superior employees for key positions. Perquisites are generally granted as part of our executive recruitment and retention efforts. During 2009, our named executive officers received a limited amount of perquisites and other personal benefits that we paid on their behalf. These perquisites and other personal benefits included, among other things:

  •
  Payments of life, health and/or disability insurance premiums; and/or

  •
  Car expenses.

        Other Compensation.    In addition to the compensation discussed above, we also provide our named executive officers with customary employee benefits, available to all employees, including paid time off, retirement savings plans, and health, disability and life insurance. In general, these benefits are substantially the same as those available to all of our employees.

Compensation Committee Report

        The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and its discussions with management, the Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K/A for 2009 and the Company's 2010 proxy statement. This Compensation Committee Report is provided by the following independent directors, who comprise the Compensation Committee:

Edward J. Mathias (Chairman)
James Brady

Summary Compensation Table

        The table below summarizes the total compensation paid to or earned by each of our named executive officers for the fiscal year ended December 31, 2009 and 2008.

        The Company has no defined benefit plans or actuarial plans, and no non-qualified deferred compensation plans in which obligations to named executive officers remain outstanding.

Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Kenneth J. Hall	2009	$496,149	$500,000	—	$35,852	—	—	$18,619	$1,050,620
Chief Executive Officer	2008	$369,102	$375,000	—	$86,648	—	—	$17,766	$848,516
Chris Dull	2009	$315,649	159,075	—	$72,865	—	—	$13,100	$560,689
President, NFM
Sue J. Nam	2009	$296,538	$166,000	—	$23,059	—	—	$3,163	$488,760
General Counsel	2008	$265,937	$238,000	—	$22,515	—	—	$3,954	$530,406

(1)
Mr. Hall has been the Company's Chief Executive Officer since August 15, 2008. Mr. Hall joined the Company as the Executive Vice President, Chief Financial Officer and Treasurer on March 25, 2008. Mr. Dull has been the President of NFM since August 31, 2007, and became an executive officer of the Company on February 13, 2009. He joined the Company on February 28, 2007 as Executive Vice President of the QSR Franchising of NFM. Ms. Nam has been the Company's General Counsel since she joined the Company on September 26, 2007 and was appointed Secretary on December 6, 2008.

(2)
Mr. Hall's salary for the year ended December 31, 2009 is based on his annual salary of $500,000, which is paid biweekly pursuant to the Company's payroll policy. Mr. Hall's salary for the year ended December 31, 2008 is based on his previous annual salary of $400,000, prorated from March 25, 2008 (the date his employment commenced) to May 31, 2008, and his current base salary of $500,000, prorated from June 1, 2008 through December 31, 2008. Mr. Dull's salary for the year ended December 31, 2009 is based on his annual salary of $318,150. Ms. Nam's salary for the year ended December 31, 2009 is based on her annual salary of $300,000. Ms. Nam's salary for the year ended December 31, 2008 is based on her previous annual salary of $250,000, prorated from January 1, 2008 through September 30, 2008, and her current base salary of $300,000, prorated from October 1, 2008 to December 31, 2008. See the section captioned "Employment Agreements" below for more in-depth information regarding each executive's employment agreement.

(3)
In 2009 and 2008, Mr. Hall received a total of $500,000 and $375,000, respectively, in quarterly cash bonuses in accordance with the amendment to his employment agreement. In 2009, Mr. Dull received $159,075 in quarterly cash bonuses in accordance with his amended and restated employment agreement. In 2009, Ms. Nam received $166,000 in quarterly, retention and transactional cash bonuses in accordance with the amendments to her employment agreement. In 2008, Ms. Nam received $25,000 on March 31, 2008 pursuant to her original employment agreement, an additional $5,000 on March 31, 2008 as a discretionary interim bonus, and $208,000 in retention and transactional bonuses in the latter half of 2008 pursuant to the amendments to her employment agreement.

(4)
The amounts in the Option Awards column represent the aggregate grant date fair value of stock options granted in each respective year, as calculated under ASC Topic 718. The grant date fair values are hypothetical values and may not reflect the actual economic value the executive would realize upon exercise. Mr. Hall did not receive any stock option awards in 2009. For the year ended December 31, 2008, Mr. Hall received a grant of 250,000 stock options on June 24, 2008 in connection with his initial hire. He also received 250,000 additional stock options on August 26, 2008 in connection with his promotion to the position of Chief Executive Officer. Mr. Dull received a grant of 75,000 stock options on November 19, 2009. Ms. Nam did not receive any stock option awards in 2009. Ms. Nam received a grant of 25,000 stock options on March 19, 2008 in connection with a discretionary interim bonus and 100,000 stock options on June 24, 2008 in connection with the first amendment to her employment agreement.

(5)
For the year ended December 31, 2009, Mr. Hall received a total of $18,619 in all other compensation, comprised of the Company's payment pursuant to his employment agreement of (i) $5,451 for the employee portion of premiums for life and health insurance and (ii) $13,168 for car expenses. For the year ended December 31, 2008, Mr. Hall received a total of $17,766 in all other compensation comprised of (i) the Company's payment pursuant to his employment agreement of $3,267 for the employee portion of premiums for life and health insurance and (ii) $14,499 for car expenses. For the year ended December 31, 2009, Mr. Dull received a total of $13,100 comprised of the Company's payment pursuant to his employment agreement of (i) $2,270 for the employee portion of premiums for life and health insurance and (ii) $10,830 for car expenses. For the years ended December 31, 2009 and 2008, Ms. Nam received a total of $3,163 and $4,111, respectively, comprised of the Company's payment pursuant to her employment agreement of the employee portion of premiums for life and health insurance.

Grants of Plan-Based Awards Table

        During fiscal year ended December 31, 2009, we granted the following stock options to our named executive officers. We did not grant any restricted stock awards. Information with respect to each of these awards on a grant-by-grant basis is set forth in the table below. All of our stock options were granted with an exercise price equal to the fair market value of our common stock on the date of grant. Under our 2006 Plan, fair market value is defined as the closing sale price of our common stock on the date of grant.

Name	Grant Date	Number of Securities Underlying Options Granted (#)	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Fair Value of Option Awards
Chris Dull	11/19/09	75,000	$0.17	11/19/19	$12,000

Outstanding Equity Awards at Fiscal Year-End Table

        The following table sets forth information with respect to outstanding equity-based awards at December 31, 2009 for our named executive officers. The Company has not issued any stock awards to named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Kenneth J. Hall(1)	250,000	—	—	$0.41	06/24/18	—	—	—	—
	250,000	—	—	$0.41	08/26/18	—	—	—	—

Chris Dull(2)	50,000	25,000	—	$4.79	12/06/17	—	—	—	—
	50,000	—	—	$0.41	06/24/18	—	—	—	—
	9,375	65,625	—	$0.17	11/19/19	—	—	—	—

Sue J. Nam(3)	16,667	8,333	—	$2.83	03/19/18	—	—	—	—
	100,000	—	—	$0.41	06/24/18	—	—	—	—

(1)
On June 24, 2008, Mr. Hall was granted 250,000 stock options, encompassing the initial grant of options that was supposed to have been awarded in accordance with his original employment agreement and in connection with his hire but were not issued because of delays in the filing of our periodic financial statements. The June 24, 2008 grant provided for the stock options to vest in equal tranches over four subsequent quarters measured from the date of grant and for accelerated vesting upon certain events. On August 26, 2008, in accordance with an amendment to Mr. Hall's employment agreement in connection with his promotion to the position of Chief Executive Officer, Mr. Hall was granted 250,000 stock options. The August 26, 2008 grant provides for 125,000 of the options to vest immediately upon the grant date and 125,000 of the options to vest on February 1, 2009 with accelerated vesting upon certain events. For additional information with respect to Mr. Hall's employment agreement and amendments thereto, see "Employment Agreements—Kenneth J. Hall."

(2)
On December 16, 2007, Mr. Dull was granted 75,000 stock options that vest in equal amounts on the three anniversaries of grant. On June 24, 2008, Mr. Dull was granted 50,000 stock options. The June 24, 2008 grant provided for the stock options to vest in equal tranches over four subsequent quarters measured from the date of grant and for accelerated vesting upon certain events. On November 19, 2009, Mr. Dull was granted 75,000 stock options. The November 19, 2009 grant provided for the stock options to vest in equal tranches over eight subsequent quarters measured from the date of grant and for accelerated vesting upon certain events.

(3)
On March 19, 2008, Ms. Nam was granted 25,000 stock options that vest in equal amounts on the three anniversaries of grant. On June 24, 2008, in accordance with the first amendment to Ms Nam's employment agreement, she was granted 100,000 stock options. The June 24, 2008 grant provided for the stock options to vest in equal tranches over four subsequent quarters measured from the date of grant and for accelerated vesting upon certain events. For additional information with respect to Ms. Nam's employment agreement and amendments thereto, see "Employment Agreements—Sue J. Nam."

Option Exercises and Stock Vested

        None of our named executive officer exercised their respective option awards during the year ended December 31, 2009. In addition, none of our named executive officers were ever awarded restricted stock and thus had none that vested during the year ended December 31, 2009.

Employment Agreements

        The form of the employment agreements for all of our executive officers holding positions at NexCen are similar in structure as an initial matter, although particular agreements have been amended due to subsequent changes in circumstances. The initial term of each of the employment agreements is three years with the agreement automatically renewing for successive one-year periods, unless either party provides at least 90 days' advance written notice of a decision not to renew. The agreements each provide for competitive base salaries, discretionary bonus opportunities calculated as a percentage of the "Bonus Pool," as defined in the employment agreements, and customary benefit packages. Upon termination of employment, each of the agreements provides the Company with protection in the form of restrictive covenants, including non-competition, non-solicitation, and confidentiality covenants, for the benefit of NexCen. Each agreement also provides payments and other benefits to the executive, such as the immediate vesting of all unvested options and continued health care coverage, if the executive's employment were to terminate under certain circumstances, namely by the Company without "Cause," by the executive for "Good Reason," by the Company not renewing the agreement, or in the event of a "Change of Control," as these terms are defined in the employment agreements.

        "Bonus Pool" is defined in each employment agreement as, with respect to any fiscal year, an amount equal to 5% of the annual net income of the Company for such fiscal year, as reported by the Company in its audited annual financial statements or any other amount authorized as the "Bonus Pool" by the Board or Compensation Committee under the 2006 Management Bonus Plan or any other management bonus plan adopted by the Company. On April 29, 2009, the Board of Directors formally terminated the 2006 Management Bonus Plan, and no bonuses have ever been paid under that plan or any other management bonus plan.

        "Cause" is defined in each employment agreement as the occurrence of one or more of the following: (i) indictment of a felony involving moral turpitude, misappropriation of Company property, embezzlement of Company funds, violation of the securities laws or dishonesty, (ii) persistent and repeated refusal to comply with material directives that are not inconsistent with the executive's fiduciary obligations, (iii) reporting to work under the influence of alcohol or illegal drugs, or the use of illegal drugs (whether or not at the workplace), or (iv) any willful breach of certain terms of the employment agreement.

        "Good Reason" is defined in each employment agreement as the occurrence, without the executive's written consent, of one or more of the following events: (i) the Company reduces the amount of executive's base salary, (ii) the Company requires that the executive relocate his principal place of employment to a site that is more than 50 miles from the Company's offices in New York City or Norcross, Georgia, as applicable, or the Company changes the location of our headquarters without the consent of the executive to a location that is more than 50 miles from such location, (iii) the Company materially reduces the executive's responsibilities or removes the executive from his position other than pursuant to a termination of his employment for "Cause" or upon the executive's death or disability, (iv) the failure or unreasonable delay of the Company to provide to the executive any of the payments or benefits due under the employment agreement, or (v) the Company otherwise materially breaches the terms of the employment agreement.

        A "Change of Control" is defined in each employment agreement by reference to our 2006 Plan, which is defined to include a change in majority of our Board of Directors, consummation of certain mergers, the sale of all or substantially all of our assets or the acquisition of at least 80% of the undiluted total voting power of our then-outstanding securities. In addition, if within twelve months following a "Change of Control," our named executive officers are terminated without "Cause" or they terminate their employment for "Good Reason," then all unvested stock options, shares of restricted stock and other equity awards shall vest immediately, and remain exercisable pursuant to the terms of the grant or, if unspecified in the grant, for the lesser of 180 days after termination or the remaining term of the applicable grant.

Employment Agreements for Named Executive Officers

Kenneth J. Hall

        On March 25, 2008, Mr. Hall joined the Company as Executive Vice President, Chief Financial Officer and Treasurer. In connection with his hire, we entered into an employment agreement, which was subsequently amended when he became our Chief Executive Officer on August 15, 2008.

        Pursuant to his employment agreement as amended, Mr. Hall receives an annual base salary of $500,000, subject to periodic review and upward adjustment; participation in customary employee benefit programs; the Company's payment of, or reimbursement for, certain insurance premiums; and a monthly automobile allowance comparable to other senior executive officers (but in no event less than $1,250 per month).

        For each calendar year during the term of the employment agreement, Mr. Hall is eligible to receive an annual performance-based bonus calculated as a percentage of the "Bonus Pool," based on achieving annual performance goals recommended by the Chief Executive Officer and subject to review and confirmation by the Compensation Committee or Board of Directors. As noted above, no such annual bonus has ever been paid to any of our executives.

        Commencing with the calendar quarter ending on June 30, 2008, Mr. Hall is entitled to payment of a minimum quarterly bonus equal to 25% of his base salary in effect on the last day of the calendar quarter to which such minimum bonus relates (or, if applicable, on the date of any termination of Mr. Hall's employment during the quarter). As a result, Mr. Hall is entitled to an annual minimum bonus equal to 100% of this base salary.

        Pursuant to the original terms of his employment agreement, Mr. Hall was granted a total of 250,000 stock options under the terms of the Company's 2006 Plan and a customary grant agreement. The options were to vest and become exercisable in equal installments on each of the first three anniversaries of the grant date, which under the Company's policy was to be the third trading day after the Company publicly announces financial results for the three month period ending March 31, 2008. Although the Compensation Committee approved the grant of options, the Company was delayed in filing its periodic financial reports. Mr. Hall's 250,000 options ultimately were granted on June 24, 2008 with vesting over four quarters instead of three years and an exercise period of twelve months after termination of employment. Under the amendment to his employment agreement, Mr. Hall also was awarded an additional stock option grant of 250,000 options. Half of these options vested upon the date of grant, and the remaining half vested on February 1, 2009 when Mr. Hall fulfilled the condition of vesting that he remains employed with the Company through such date.

        If (i) we terminate Mr. Hall's employment without "Cause," (ii) Mr. Hall terminates his employment for "Good Reason," (iii) or we do not renew the agreement, he will be entitled to receive a severance package consisting of:

  •
  any earned but unpaid base salary through the date of employment termination and any declared but unpaid annual bonus;

  •
  an amount equal to the greater of (x) Mr. Hall's base salary (at the rate then in effect) for the remainder of the initial three year term or (y) two times the sum of (1) his base salary (at the rate then in effect) and (2) a bonus calculated as 100% of his base salary at the rate then in effect, but in any event not to exceed $1,400,000 in the event that Mr. Hall's employment is terminated on or before January 31, 2009, with any such payment to be paid in substantially equal installments over a six-month period or such shorter period as is required to comply with Section 409A of the Internal Revenue Code and applicable regulations adopted thereunder;

  •
  continued participation in NexCen's group medical plan on the same basis as Mr. Hall previously participated or payment of, or reimbursement for, COBRA premiums (or, if COBRA coverage is not available, reimbursement of premiums paid for other medical insurance in an amount not to exceed the COBRA premium) for an eighteen month period following termination, subject to termination of this arrangement if a successor employer provides him with health insurance coverage; and

  •
  accelerated vesting of all unvested options issued to him remaining exercisable for a period of time as provided for in the grant agreements or the 2006 Plan.

        If we terminate Mr. Hall's employment without "Cause" or if he resigns for "Good Reason" within a year of a "Change of Control," he will be entitled to receive the same severance package as described above. However, the amount of severance will be $100 less than two times the sum of (i) Mr. Hall's base salary at the rate then in effect and (ii) a bonus calculated as 100% of that base salary.

        During the term of employment and for two years thereafter, or one year if we terminate Mr. Hall's employment without "Cause" or if he resigns for "Good Reason," Mr. Hall agreed not to compete with the Company. In addition, for two years following the term of employment, Mr. Hall agreed not to (i) solicit, induce or attempt to induce any customer, supplier, licensee or other business relation to cease doing business with the Company, (ii) solicit, induce or attempt to induce any person who is, or was during the then-most recent one year period, a corporate officer, general manager or other employee of the Company or any of its subsidiaries to terminate such employee's employment with the Company, or hire any such person unless such person's employment was terminated by the Company, or (iii) in any way interfere with the relationship between any customer, supplier, licensee, employee or business relation of the Company or any of its subsidiaries. During the term of employment, Mr. Hall is required to travel to the Company's Norcross, Georgia office not less than once a month, so long as such travel does not interfere with his performance of his obligations and responsibilities as the Company's Chief Executive Officer.

Chris Dull

        Effective as of June 30, 2009, we entered into an amended and restated employment agreement with Mr. Dull, which provides Mr. Dull with the form of employment agreement that we use for executive officers of NexCen. The amended and restated employment agreement also provides certain additional material benefits, namely, guaranteed minimum quarterly bonuses and increased severance benefits. Under his amended and restated employment agreement, Mr. Dull receives an initial annual base salary of $318,150 (unchanged from his prior employment agreement), subject to periodic review and upward adjustment; participation in customary employee benefit programs; the Company's payment of, or reimbursement for, certain insurance premiums; and a monthly automobile allowance of $1,000 per month.

        For each calendar year during the term of the employment agreement, Mr. Dull is eligible to receive an annual performance-based bonus calculated as a percentage of the "Bonus Pool," based on achieving annual performance goals recommended by the Chief Executive Officer and subject to review and confirmation by the Compensation Committee or Board of Directors. To date, no such annual bonus has ever been paid to any of our executives.

        Commencing with the calendar quarter ending on March 31, 2009, Mr. Dull is entitled to payment of a minimum quarterly bonus equal to 12.5% of Mr. Dull's base salary in effect on the last day of the calendar quarter to which such minimum bonus relates (or, if applicable, on the date of any termination of Mr. Dull's employment during the quarter). As a result, Mr. Dull is entitled to an annual minimum bonus equal to 50% of this base salary. Other than the quarterly bonus related to the calendar quarter ended March 31, 2009, which was paid together with the quarterly bonus related to the calendar quarter ended June 30, 2009, each quarterly bonus earned by Mr. Dull is paid in the final payroll period ending in the calendar quarter to which it relates. In the event of any termination of his employment during such quarter, his quarterly bonus is to be prorated based upon the number of days that Mr. Dull is employed during such quarter.

        If (i) we terminate Mr. Dull's employment without "Cause," (ii) Mr. Dull terminates his employment for "Good Reason," (iii) or we do not renew the agreement, Mr. Dull will be entitled to receive a severance package consisting of:

  •
  any earned but unpaid base salary through the date of employment termination and any declared but unpaid annual bonus;

  •
  an amount equal to the sum of (i) Mr. Dull's base salary (at the rate in effect on the date of termination) for a twelve-month period and (ii) the amount of bonuses paid to Mr. Dull in the prior twelve-month period, payable in substantially equal installments over a six-month period or such shorter period as is required to comply with Section 409A of the Internal Revenue Code and applicable regulations adopted thereunder;

  •
  continued participation in NexCen's group medical plan on the same basis as Mr. Dull previously participated or payment of, or reimbursement for, COBRA premiums (or, if COBRA coverage is not available, reimbursement of premiums paid for other medical insurance in an amount not to exceed the COBRA premium) for a twelve month period following termination, subject to termination of this arrangement if a successor employer provides him with health insurance coverage; and

  •
  accelerated vesting of all unvested options issued to him remaining exercisable for a period of time as provided for in the grant agreements or the 2006 Plan.

        If we terminate Mr. Dull's employment without "Cause" or if he resigns for "Good Reason" within a year of a "Change of Control," he will be entitled to receive the same severance as described above.

        During the term of employment and for one year thereafter, or six months if we terminate Mr. Dull's employment without "Cause" or if he resigns for "Good Reason," Mr. Dull agreed not to compete with the Company. In addition, for one year following the term of employment, Mr. Dull agreed not to (i) solicit, induce or attempt to induce any customer, supplier, licensee or other business relation to cease doing business with the Company, (ii) solicit, induce or attempt to induce any person who is, or was during the then-most recent one year period, a corporate officer, general manager or other employee of the Company or any of its subsidiaries to terminate such employee's employment with the Company, or hire any such person unless such person's employment was terminated by the Company, or (iii) in any way interfere with the relationship between any customer, supplier, licensee, employee or business relation of the Company or any of its subsidiaries.

Sue J. Nam

        On September 24, 2007, Ms. Nam joined the Company as General Counsel. In connection with her hire, we entered into an employment agreement on August 29, 2007, which was subsequently amended as of July 15, 2008, September 26, 2008 and June 30, 2009.

        Pursuant to her employment agreement as amended, Ms. Nam receives an annual base salary of $300,000, subject to periodic review and upward adjustment; participation in customary employee benefit programs; and the Company's payment of, or reimbursement for, certain insurance premiums.

        For each calendar year during the term of the employment agreement, Ms. Nam is eligible to receive an annual performance-based bonus calculated as a percentage of the "Bonus Pool," based on achieving annual performance goals recommended by the Chief Executive Officer and subject to review and confirmation by the Compensation Committee or Board of Directors. To date, no such annual bonus has ever been paid to any of our executives.

        Ms. Nam is and was entitled to certain cash bonus payments under her original agreement and the various amendments thereto. Pursuant to the July 14, 2008 amendment to Ms. Nam's employment agreement, Ms. Nam was paid a quarterly retention cash bonus of $29,000 on each of August 15, 2008, November 15, 2008, February 14, 2009 and May 15, 2009. Pursuant to the June 30, 2009 amendment, Ms. Nam's quarterly cash bonus of $29,000 continues for the entire term of her employment. Each quarterly bonus earned by Ms. Nam is paid in the final payroll period ending in the calendar quarter to which it relates. In the event of any termination of her employment during such quarter, Ms. Nam's quarterly bonus is to be prorated based upon the number of days that she is employed during such quarter.

        In addition to these recurring quarterly bonuses, Ms. Nam's employment agreement provides for one-time bonuses as follows:

        Under her original employment agreement:

  •
  $25,000 on March 31, 2008 (which she received in addition to a discretionary bonus of $5,000 for a total bonus payment of $30,000);

        Under September 26, 2008 amendment:

  •
  $50,000 upon the successful closing of the restructuring of the Company's credit facility, with such bonus payable on or about October 15, 2008 (which she received);

  •
  $50,000 upon the successful closing of the sale of the Bill Blass business (which she received);

  •
  $50,000 upon the successful closing of the sale of the Waverly business (which she received);

  •
  $50,000 upon continued employment through March 31, 2009 (which she received);

        Under June 30, 2009 amendment:

  •
  $50,000 upon the filing with the SEC all financial reports for fiscal year 2009 deemed necessary by the Company (which she received); and

  •
  $50,000 upon the successful closing of a transaction for the recapitalization of the Company, refinancing of the Company's debt or a "Change of Control" (which she has not yet received).

        Pursuant to the original terms of her employment agreement, on September 24, 2008, Ms. Nam was granted options to purchase a total of 100,000 shares of the Company's common stock under the terms of the Company's 2006 Plan and a customary grant agreement. The options were to vest and become exercisable in equal installments on each of the first three anniversaries of the grant date. On November 12, 2008, Ms. Nam voluntarily agreed to cancel the 100,000 options pursuant to a stock option cancellation program. Pursuant to the July 15, 2008 amendment, Ms. Nam was awarded an additional stock option grant of 100,000 options that vest over four quarters, accelerated vesting upon termination of employment without "Cause" and an exercise period of twelve months after termination of employment.

        If (i) we terminate Ms. Nam's employment without "Cause," (ii) Ms. Nam terminates her employment for "Good Reason," or (iii) we do not renew the agreement, she will be entitled to receive a severance package consisting of:

  •
  any earned but unpaid base salary through the date of employment termination and any declared but unpaid annual bonus;

  •
  an amount equal to the sum of (i) Ms. Nam's base salary (at the rate in effect on the date of termination) for a twelve-month period and (ii) the amount of bonuses paid to Ms. Nam in the prior twelve-month period, payable in substantially equal installments over a six-month period or such shorter period as is required to comply with Section 409A of the Internal Revenue Code and applicable regulations adopted thereunder;

  •
  continued participation in NexCen's group medical plan on the same basis as Ms. Nam previously participated or payment of, or reimbursement for, COBRA premiums (or, if COBRA coverage is not available, reimbursement of premiums paid for other medical insurance in an amount not to exceed the COBRA premium) for a twelve month period following termination, subject to termination of this arrangement if a successor employer provides him with health insurance coverage; and

  •
  accelerated vesting of all unvested options issued to her remaining exercisable for a period of time as provided for in the grant agreements or the 2006 Plan.

If we terminate Ms. Nam's employment without "Cause" or if she resigns for "Good Reason" within a year of a "Change of Control," she will be entitled to receive the same severance as described above.

        During the term of employment and for one year thereafter, or six months if we terminate Ms. Nam's employment without "Cause" or if she resigns for "Good Reason," Ms. Nam agreed not to compete with the Company. In addition, for one year following the term of employment, Ms. Nam agreed not to (i) solicit, induce or attempt to induce any customer, supplier, licensee or other business relation to cease doing business with the Company, (ii) solicit, induce or attempt to induce any person who is, or was during the then-most recent one year period, a corporate officer, general manager or other employee of the Company or any of its subsidiaries to terminate such employee's employment with the Company, or hire any such person unless such person's employment was terminated by the Company, or (iii) in any way interfere with the relationship between any customer, supplier, licensee, employee or business relation of the Company or any of its subsidiaries.

Potential Post-Employment Payments to Named Executive Officers

        The employment agreements with each of our named executive officers provide for certain payments and other benefits if the executive's employment is terminated under circumstances specified in his or her employment agreement, including a "Change of Control" of the Company. The following table provides information with respect to potential post-employment payments for named executive officers in the event of:

  •
  Voluntary termination;

  •
  Involuntary termination without "Cause" or termination by the executive for "Good Reason";

  •
  Termination without "Cause" or termination by the executive for "Good Reason" within twelve months of a "Change of Control"; or

  •
  Separation due to disability or death.

        We have provided additional information concerning these termination events following the table. The amounts of potential payments in the following tables are hypothetical and calculated based on the rules of the SEC and as if the named executive officers' respective employment terminated as of December 31, 2009.

Name	Payment/Benefits Upon Termination ($)	Voluntary Termination/ With Cause ($)	Involuntary Termination Without Cause/ Termination With Good Reason ($)	Separation Due to Change of Control ($)	Separation Due to Death/ Disability ($)
Kenneth J. Hall	Accrued but unused vacation time	$4,808	$4,808	$4,808	$4,808
	Declared but unpaid annual bonus	$0	$0	$0	n/a
	Severance payment	n/a	$2,000,000	$1,999,900	n/a
	Continued healthcare coverage(1)	n/a	$34,148	$34,148	n/a
	Value of Accelerated Vesting of Equity Awards(2)	n/a	$0	$0	n/a

	Total:	$4,808	$2,038,956	$2,038,856	$4,808

Chris Dull	Accrued but unused vacation time	$12,237	$12,237	$12,237	$12,237
	Declared but unpaid annual bonus	$0	$0	$0	n/a
	Severance payment	n/a	$477,225	$477,225	n/a
	Continued healthcare coverage(1)	n/a	$22,582	$22,582	n/a
	Value of Accelerated Vesting of Equity Awards(2)	n/a	$73,591	$73,591	n/a

	Total:	$12,237	$585,635	$585,635	$12,237

Sue J. Nam	Accrued but unused vacation time	$11,538	$11,538	$11,538	$11,538
	Declared but unpaid annual bonus	$0	$0	$0	n/a
	Severance payment	n/a	$466,000	$466,000	n/a
	Continued healthcare coverage(1)	n/a	$13,096	$13,096	n/a
	Value of Accelerated Vesting of Equity Awards(2)	n/a	$15,676	$15,676	n/a

	Total:	$11,538	$506,310	$506,310	$11,538

(1)
Calculated at the present value of insurance premiums to be paid over the benefit period:

Kenneth J. Hall—1.5 years
Chris Dull—1 year
Sue J. Nam—1 year

(2)
This amount represents the unamortized portion of the expense related to each respective named executive officer's acceleration of stock option awards as of December 31, 2009.

Voluntary Termination by the Executive, Termination by the Company for "Cause," or Termination Due to Death or Disability

        Under each of the named executive officer's respective employment agreement, the executive will be entitled to receive his or her base salary through the termination date and any other accrued benefits, but will not be entitled to receive any severance benefits or any other benefits after the termination date.

Involuntary Termination without "Cause" or Termination by the Executive for "Good Reason"

        Under Mr. Hall's employment agreement, severance is calculated as an amount equal to the greater of (x) his base salary (at the rate then in effect) for the remainder of the initial three year term or (y) two times the sum of (1) his base salary (at the rate then in effect) and (2) a bonus calculated as 100% of Mr. Hall's base salary at the rate then in effect. The employment agreements of Ms. Nam and Mr. Dull, respectively, provide that their cash severance amount is calculated as an amount equal their respective annual base salary at the rate then in effect plus all bonuses received for the prior twelve months.

Involuntary Termination without "Cause" or Termination by the Executive for "Good Reason" in Connection with a "Change of Control"

        Under Mr. Hall's employment agreement, Mr. Hall's severance payment in connection with a "Change of Control" would equal $100 less than two times the sum of his base salary at the rate then in effect plus a bonus calculated as 100% of his base salary at the rate then in effect. Ms. Nam and Mr. Dull's respective severance payment in connection with a "Change of Control" would equal an amount equal their respective annual base salary at the rate then in effect plus all bonuses received for the prior twelve months. For each of our named executive officers, in the event that the foregoing calculation, together with all other cash and non-cash amounts that the executive has the right to receive from us, would result in the severance payment being treated as an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code, then the payment is reduced automatically to the largest amount that will not result in the payment being treated as an "excess parachute payment." Because this formula is intended to avoid the lump sum being treated as a parachute payment subject to an excise tax under the tax code, we do not provide for any "gross-up" payments to cover federal excise taxes in the event that the severance payments are treated as a parachute payment.

Director Compensation

        The following table sets forth compensation information for 2009 for each current and former member of our Board of Directors. Directors who are employees do not receive additional compensation for serving on the Board of Directors during the terms of their employment.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)(7)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)
David S. Oros	$18,819	(1)	—	—	—	—	$141,464	(2)	$160,283
James T. Brady	$76,500	(3)	—	—	—	—	—		$76,500
Paul Caine	$58,500	(4)	—	—	—	—	—		$58,500
Edward J. Mathias	$60,000	(5)	—	—	—	—	—		$60,000
George P. Stamas	$32,000	(6)	—	—	—	—	—		$32,000

(1)
In June 2009, the term of Mr. Oros' employment agreement expired, and he ceased being an employee of the Company. Thereafter, he received annual retainer fees and attendance fees as a non-employee director. Mr. Oros received pro rata annual retainer of $11,319 and $7,500 in Board of Directors attendance fees.

(2)
In 2009, the Company paid Mr. Oros $141,464 in salary, which consists of (i) $86,923, the prorated portion of his annual salary of $200,000 through June 2009 when his employment agreement expired and (ii) $54,541 of Mr. Oros' deferred 2008 salary that Mr. Oros agreed to defer on a temporary basis to provide the Company with additional liquidity.

(3)
Consists of $20,000 annual retainer, $15,000 in Board of Directors attendance fees, $12,500 retainer as chairman of the Audit Committee, $22,500 in Audit Committee meeting fees, $2,500 retainer as chairman of the Nominating/Corporate Governance Committee, $1,000 in Nominating/Corporate Governance Committee meeting fees, and $3,000 in Compensation Committee meeting fees.

(4)
Consists of $20,000 annual retainer, $15,000 in Board of Directors attendance fees, $22,500 in Audit Committee meeting fees, and $1,000 in Nominating/Corporate Governance Committee meeting fees.

(5)
Consists of $20,000 annual retainer, $12,000 in Board of Directors attendance fees, $2,500 retainer as chairman of the Compensation Committee, $3,000 in Compensation Committee meeting fees, and $22,500 in Audit Committee meeting fees.

(6)
Consists of $20,000 annual retainer and $12,000 in Board of Directors attendance fees.

(7)
On November 11, 2009, each director received a grant of options to purchase 150,000 shares of the Company's common stock, priced on the date of grant at $0.17 per share, which options vest in equal tranches over four subsequent quarters measured from the date of grant.

ITEM 12.    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        The following tables set forth certain information with respect to beneficial ownership of our common stock as of April 1, 2010, as to:

  •
  each of our directors and executive officers individually;

  •
  all our directors and executive officers as a group; and

  •
  each other person (or group of affiliated persons) known by us to own beneficially more than 5% of our outstanding common stock.

        To our knowledge, no person or entity, other than Robert D'Loren, who from June 2006 to August 2008 was the chief executive officer and a director of the Company, is the beneficial owner of more than 5% of our common stock. In preparing the following table, we relied upon statements filed with the SEC by beneficial owners of more than 5% of the outstanding shares of our common stock pursuant to Section 13(d) or 13(g) of the Exchange Act, unless we knew or had reason to believe that the information contained in such statements was not complete or accurate, in which case we relied upon information which we considered to be accurate and complete.

        For the purposes of calculating percentage ownership, as of April 1, 2010, 56,951,730 shares of common stock were issued and outstanding. For any individual, who beneficially owned shares of restricted stock that vested or shares represented by options that were or became exercisable within 60 days of April 1, 2010, those shares were treated as if outstanding for that person, but not for any other person. The address of each of the individuals and entities named below, except for Mr. D'Loren, is: c/o NexCen Brands, Inc., 1330 Avenue of the Americas, 34th Floor, New York, NY 10019.

Name of Beneficial Owner:	Number	Percent
Robert D'Loren	4,229,411	7.43%
c/o Proskauer Rose, LLP, 1585 Broadway
New York, New York 10036
Attn: Michael S. Sirkin

	Beneficial Ownership of Shares
Directors and Executive Officers:	Number	Percent
Name
David S. Oros(1)	2,193,279	3.85%
James T. Brady(2)	202,500	*
Paul Caine(3)	75,000	*
Edward J. Mathias(4)	250,700	*
George P. Stamas(5)	229,268	*
Kenneth J. Hall(6)	530,000	*
Chris Dull(7)	121,250	*
Sue J. Nam(8)	116,667	*
All named executive officers for 2009 and current directors as a group (8 Persons)		6.53%

*
Less than 1%.

(1)
Consists of (i) 1,261,000 shares of common stock owned directly by Mr. Oros, (ii) 764,279 shares of common stock owned by Mr. Oros and his wife, (iii) 50,000 shares of exercisable restricted stock; (iv) exercisable options to purchase 80,500 shares of common stock; and (v) options to purchase 37,500 shares of common stock, which will become exercisable within 60 days of April 1, 2010.

(2)
Consists of (i) 2,500 shares of common stock owned directly by Mr. Brady; (ii) exercisable options to purchase 162,500 shares of common stock; and (iii) options to purchase 37,500 shares of common stock, which will become exercisable within 60 days of April 1, 2010.

(3)
Consists of (i) exercisable options to purchase 37,500 shares of common stock and (ii) options to purchase 37,500 shares of common stock, which will become exercisable within 60 days of April 1, 2010.

(4)
Consists of (i) 14,000 shares of common stock owned directly by Mr. Mathias, (ii) exercisable options to purchase 162,500 shares of common stock; (iii) options to purchase 37,500 shares of common stock, which will become exercisable within 60 days of

  April 1, 2010; (iv) 29,000 shares of common stock held indirectly in a retirement account; and (v) 7,700 shares of common stock held as custodian for Ellen Mathias.

(5)
Consists of (i) 11,268 shares of common stock owned directly by Mr. Stamas (ii) exercisable options to purchase 180,500 shares of common stock; and (iii) options to purchase 37,500 shares of common stock, which will become exercisable within 60 days of April 1, 2010.

(6)
Consists of (i) 30,000 shares of common stock owned directly by Mr. Hall and (ii) exercisable options to purchase 500,000 shares of common stock.

(7)
Consists of (i) 2,500 shares of common stock owned directly by Mr. Dull (ii) exercisable options to purchase 109,375 shares of common stock; and (iii) options to purchase 9,375 shares of common stock, which will become exercisable within 60 days of April 1, 2010.

(8)
Consists of exercisable options to purchase 116,667 shares of common stock.

Securities Authorized for Issuance Under Equity Compensation Plans

        See Item 5 of Part II of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for information regarding securities authorized for issuance under equity compensation plans.

ITEM 13.    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Policies and Procedures for the Review and Approval of Related Party Transactions

        The Company adopted the Policy and Procedures with respect to Related Persons Transactions for the review, approval or ratification of all related party transactions. The policy is administered by the Nominating/Corporate Governance Committee.

        Pursuant to the Policy and Procedures, any proposed related person transaction must be submitted for consideration at the first regular or special meeting of the Nominating/Corporate Governance Committee that immediately precedes or follows the Company entering into a related party transaction. In determining whether or not to approve or ratify such transactions, the Committee considers all the relevant facts and circumstances related to the transaction including, but not limited to (1) the benefit to the Company; (2) if the transaction involves a director, a member of the director's immediate family or an entity affiliated with a director, the impact on the director's independence; (3) the related person's relationship to the Company and interest in the transaction; (4) the availability of other sources for comparable products or services; (5) the terms of the transaction (including dollar value of the transaction); (6) the terms available to unrelated third parties; and (7) any other information regarding the transaction or the related person in the context of the transaction that is material to investors in light of the circumstances of the particular transaction. The Nominating/Corporate Governance Committee approves or ratifies only those transactions that are in, or are not inconsistent with, the best interests of the Company and our shareholders.

        In the event that the Nominating/Corporate Governance Committee determines not to ratify a related party transaction, it may evaluate all options, including but not limited to, termination of the transaction on a prospective basis, rescission of such transaction, or modification of the transaction in a manner that would permit it to be ratified by the Committee.

        The Company's Policy and Procedures with respect to Related Persons Transactions can be found on our website.

Certain Related Party Transactions for 2009

        The Company receives legal services from Kirkland & Ellis LLP, which is considered a related party because a partner at that firm, George P. Stamas, is a member of the Company's Board of Directors. For the years ended December 31, 2009 and 2008, expenses related to Kirkland & Ellis LLP were approximately $0.4 million and $2.0 million, respectively. Outstanding payables due to Kirkland & Ellis LLP were $0.4 million and $1.0 million at December 31, 2009 and 2008, respectively.

Director Independence

        See Item 10 of Part III of this Form 10-K/A for information regarding director independence.

ITEM 14.    PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

        The aggregate fees billed for professional services rendered for NexCen by KPMG LLP, NexCen's independent accounting firm, for the years ended December 31, 2009 and 2008 were:

	2009	2008
Audit Fees	$550,000	$1,267,900
Audit-Related Fees	—	232,100

Total Fees	$550,000	$1,500,000

        "Audit Fees" include time billed to NexCen for professional services rendered for the annual audit of NexCen's consolidated financial statements, the quarterly reviews of the consolidated financial statements, the annual audit with respect to management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting.

        "Audit Related Fees" for 2008 include professional services performed by KPMG LLP related primarily to Current Report on Form 8-K/A filings related to the Great American Cookies acquisition and procedures in connection with the special investigation conducted at the direction of the Audit Committee.

        NexCen does not use our independent auditor as our internal auditor nor do we have an internal auditor.

        No other professional services were rendered or fees were billed by KPMG LLP for the years ended December 31, 2009 and 2008.

        The Audit Committee has adopted policies and procedures for the pre-approval of the above fees. All requests for services to be provided by KPMG LLP are submitted to the Audit Committee. Requests for all audit-related and non-audit related services require pre-approval from the entire Audit Committee. A schedule of approved services is then reviewed and approved by the entire Audit Committee at each Audit Committee meeting.

 PART IV

ITEM 15.    EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

EXHIBITS

        The following exhibits are filed herewith or are incorporated by reference to exhibits previously filed with the SEC.

31.1	Certification pursuant to 17 C.F.R § 240.15d-14 (a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 for Kenneth J. Hall.
31.2	Certification pursuant to 17 C.F.R § 240.15d-14 (a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 for Mark E. Stanko.

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 10-K/A to be signed on its behalf by the undersigned, thereunto duly authorized on April 29, 2010.

NEXCEN BRANDS, INC.
By:	/s/ KENNETH J. HALL KENNETH J. HALL Chief Executive Officer

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ DAVID S. OROS DAVID S. OROS	Chairman of the Board	April 29, 2010
/s/ KENNETH J. HALL KENNETH J. HALL	Chief Executive Officer	April 29, 2010
/s/ MARK E. STANKO MARK E. STANKO	Chief Financial Officer	April 29, 2010
/s/ BRIAN D. LANE BRIAN D. LANE	Chief Accounting Officer	April 29, 2010
/s/ JAMES T. BRADY JAMES T. BRADY	Director	April 29, 2010
/s/ PAUL CAINE PAUL CAINE	Director	April 29, 2010
/s/ EDWARD J. MATHIAS EDWARD J. MATHIAS	Director	April 29, 2010
/s/ GEORGE P. STAMAS GEORGE P. STAMAS	Director	April 29, 2010

Exhibit 31.1

NEXCEN BRANDS, INC.
SECTION 302 CERTIFICATION

I, Kenneth J. Hall, certify that:

        1.     I have reviewed this report on Form 10-K/A of NexCen Brands, Inc.; and

        2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2010
/s/ KENNETH J. HALL Chief Executive Officer

Exhibit 31.2

NEXCEN BRANDS, INC.
SECTION 302 CERTIFICATION

I, Mark E. Stanko, certify that:

        1.     I have reviewed this report on Form 10-K/A of NexCen Brands, Inc.; and

        2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2010
/s/ MARK E. STANKO Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the Quarterly Period Ended March 31, 2010
Or
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number: 000-27707

NEXCEN BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-2783217 (IRS Employer Identification Number)
1330 Avenue of the Americas, 34th Floor, New York, NY (Address of principal executive offices)	10019-5400 (Zip Code)

(Registrant's telephone number, including area code): (212) 277-1100

        Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☐    No ☒

        Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐    No ☐

        Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☒

        Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐    No ☒

        Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:

        As of April 30, 2010, 56,951,730 shares of the registrant's common stock, $.01 par value per share, were outstanding.

NEXCEN BRANDS, INC.
QUARTERLY REPORT ON FORM 10-Q
THE QUARTER ENDED MARCH 31, 2010
INDEX

PART I—FINANCIAL INFORMATION

ITEM 1: FINANCIAL STATEMENTS

NEXCEN BRANDS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS, EXCEPT SHARE DATA)

	March 31, 2010 (Unaudited)	December 31, 2009
ASSETS
Cash and cash equivalents	$7,707	$7,810
Short-term restricted cash	—	1,436
Trade receivables, net of allowances of $1,386 and $1,472, respectively	3,477	4,061
Other receivables	841	946
Inventory	1,289	1,123
Prepaid expenses and other current assets	1,239	1,379

Total current assets	14,553	16,755
Property and equipment, net	3,906	3,262
Investment in joint venture	399	335
Trademarks and other non-amortizable intangible assets	72,522	72,522
Other amortizable intangible assets, net of amortization	4,827	5,020
Deferred financing costs and other assets	3,371	3,770
Long-term restricted cash	439	980

Total assets	$100,017	$102,644

LIABILITIES AND STOCKHOLDERS' DEFICIT
Accounts payable and accrued expenses	$6,661	$6,596
Restructuring accruals	45	312
Deferred revenue	3,197	3,151
Current portion of debt, net of debt discount of $728 and $853, respectively	135,795	137,330
Acquisition related liabilities	620	820

Total current liabilities	146,318	148,209
Acquisition related liabilities	209	196
Other long-term liabilities	3,128	3,231

Total liabilities	149,655	151,636

Commitments and contingencies
Stockholders' deficit:
Preferred stock, $0.01 par value; 1,000,000 shares authorized; 0 shares issued and outstanding as of March 31, 2010 and December 31, 2009, respectively	—	—
Common stock, $0.01 par value; 1,000,000,000 shares authorized; 57,146,302 shares issued and 56,951,730 outstanding at March 31, 2010 and December 31, 2009	571	571
Additional paid-in capital	2,685,001	2,684,936
Treasury stock, at cost; 194,572 shares at March 31, 2010 and December 31, 2009	(1,757)	(1,757)
Accumulated deficit	(2,733,453)	(2,732,742)

Total stockholders' deficit	(49,638)	(48,992)

Total liabilities and stockholders' deficit	$100,017	$102,644

See accompanying notes to unaudited condensed consolidated financial statements.

NEXCEN BRANDS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended March 31,
	2010	2009
Revenues:
Royalty revenues	$4,941	$5,842
Factory revenues	4,197	4,457
Franchise fee revenues	573	1,330
Licensing and other revenues	303	331

Total revenues	10,014	11,960

Operating expenses:
Cost of sales	(2,680)	(2,837)
Selling, general and administrative expenses:
Franchising	(2,916)	(3,091)
Corporate	(1,416)	(2,084)
Professional fees:
Franchising	(268)	(410)
Corporate	(540)	(837)
Special investigations	—	(33)
Strategic initiative expenses	(149)	—
Depreciation and amortization	(301)	(862)

Total operating expenses	(8,270)	(10,154)

Operating income	1,744	1,806
Non-operating income (expense):
Interest income	47	55
Interest expense	(2,585)	(2,834)
Financing charges	(3)	(33)
Other income, net	146	348

Total non-operating expense	(2,395)	(2,464)

Loss from continuing operations before income taxes	(651)	(658)
Income taxes:
Current	(77)	(74)

Loss from continuing operations	(728)	(732)
Income (loss) from discontinued operations, net of tax	17	(133)

Net loss	$(711)	$(865)

Loss per share from continuing operations—basic and diluted	$(0.01)	$(0.02)
Income (loss) per share from discontinued operations—basic and diluted	0.00	(0.00)

Net loss per share—basic and diluted	$(0.01)	$(0.02)

Weighted average shares outstanding—basic and diluted	56,952	56,671

See accompanying notes to unaudited condensed consolidated financial statements.

NEXCEN BRANDS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT

(IN THOUSANDS)

(UNAUDITED)

	Preferred Stock	Common Stock	Additional Paid-in Capital	Treasury Stock	Accumulated Deficit	Total
Balance as of December 31, 2008	$—	$569	$2,681,600	$(1,757)	$(2,729,905)	$(49,493)
Net loss	—	—	—	—	(865)	(865)

Total comprehensive loss						(865)
Stock-based compensation	—	—	138	—	—	138
Common stock issued	—	2	2,952	—	—	2,954

Balance as of March 31, 2009	$—	$571	$2,684,690	$(1,757)	$(2,730,770)	$(47,266)

Balance as of December 31, 2009	$—	$571	$2,684,936	$(1,757)	$(2,732,742)	$(48,992)
Net loss	—	—	—	—	(711)	(711)

Total comprehensive loss						(711)
Stock-based compensation	—	—	65	—	—	65

Balance as of March 31, 2010	$—	$571	$2,685,001	$(1,757)	$(2,733,453)	$(49,638)

See accompanying notes to unaudited condensed consolidated financial statements.

NEXCEN BRANDS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(UNAUDITED)

	Three Months Ended March 31,
	2010	2009
Cash flows from operating activities:
Net loss	$(711)	$(865)
Add: Net (income) loss from discontinued operations	(17)	133

Net loss from continuing operations	(728)	(732)
Adjustments to reconcile net loss to net cash provided by operating activities:
Provision for doubtful accounts	11	172
Depreciation and amortization	336	895
Stock based compensation	65	138
Unrealized gain on investment in joint venture	(64)	(267)
Amortization of debt discount	125	139
Amortization of deferred financing costs	222	241
Accrued interest on Deficiency Note	629	540
Changes in assets and liabilities, net of acquired assets and liabilities:
Decrease in trade receivables	573	937
Decrease (increase) in other receivables	105	(91)
(Increase) decrease in inventory	(166)	13
Decrease in prepaid expenses and other assets	317	450
Decrease in accounts payable and accrued expenses	(25)	(863)
Decrease in restructuring accruals	(267)	(87)
Increase (decrease) in deferred revenue	46	(995)

Net cash provided by operating activities from continuing operations	1,179	490
Net cash provided by (used in) operating activities from discontinued operations	17	(133)

Net cash provided by operating activities	1,196	357

Cash flows from investing activities:
Decrease (increase) in restricted cash	1,977	(1,000)
Purchases of property and equipment	(787)	(40)
Distributions from joint venture	—	110
Acquisitions, net of cash acquired	—	(131)

Net cash provided by (used in) investing activities	1,190	(1,061)

Cash flows from financing activities:
Principal payments on debt	(2,289)	(296)
Payments of contingent consideration	(200)	—

Net cash used in financing activities	(2,489)	(296)

Net decrease in cash and cash equivalents	(103)	(1,000)
Cash and cash equivalents, at beginning of period	7,810	8,293

Cash and cash equivalents, at end of period	$7,707	$7,293

Cash paid for interest	$1,614	$1,931

Cash paid for taxes	$44	$129

See accompanying notes to unaudited condensed consolidated financial statements.

NEXCEN BRANDS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1) BUSINESS AND BASIS OF PRESENTATION

(a) BUSINESS

        NexCen Brands, Inc. ("NexCen," "we," "us," "our" or the "Company") is a strategic brand management company that owns and manages a portfolio of seven franchised brands, operating in a single business segment: Franchising. Five of our brands (Great American Cookies, Marble Slab Creamery, MaggieMoo's, Pretzel Time and Pretzelmaker) are in the Quick Service Restaurant ("QSR") industry. The other two brands (The Athlete's Foot and Shoebox New York) are in the retail footwear and accessories industry. NexCen Franchise Management, Inc. ("NFM"), a wholly owned subsidiary of NexCen, manages all seven franchised brands. Our franchise network, across all of our brands, consists of approximately 1,700 retail stores in 38 countries. We present the following footnotes based upon our sole operating segment: Franchising.

        We earn revenues primarily from franchising, royalty, licensing and other contractual fees that third parties pay us for the right to use the intellectual property associated with our brands and from the sale of cookie dough and other ancillary products to our Great American Cookies franchisees. We are expanding production capabilities of our manufacturing facility to enable us to produce and sell pretzel mix to our pretzel franchisees beginning in the second quarter of 2010.

(b) BASIS OF PRESENTATION

        The Condensed Consolidated Balance Sheet as of March 31, 2010, and the Condensed Consolidated Statements of Operations, the Condensed Consolidated Statements of Stockholders' Deficit and the Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2010 and 2009 are unaudited. The unaudited financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), as defined in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 270, for interim financial information and with the instructions to Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. The Unaudited Condensed Consolidated Financial Statements include the accounts of the Company and our majority-owned subsidiaries. In the opinion of management, all adjustments have been made, including normal recurring adjustments, necessary to fairly present the Unaudited Condensed Consolidated Financial Statements. Operating results for the three month period ended March 31, 2010 are not necessarily indicative of the operating results for the full year. These statements have been prepared on a basis that is substantially consistent with the accounting principles applied in our Annual Report on Form 10-K for the year ended December 31, 2009 (the "2009 10-K"). The Company believes that the disclosures provided in this Report are adequate to make the information presented not misleading. These Unaudited Condensed Consolidated Financial Statements should be read in conjunction with the Audited Consolidated Financial Statements and related notes included in the 2009 10-K.

(c) LIQUIDITY AND GOING CONCERN

        As of March 31, 2010, we had $7.7 million of cash on hand, which included approximately $3.7 million of cash payments from franchisees and licensees that were held in special accounts (the "lockbox accounts") controlled by our lender, BTMU Capital Corporation ("BTMUCC"), in accordance with the terms of our credit facility (the "BTMUCC Credit Facility"). See

NEXCEN BRANDS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(1) BUSINESS AND BASIS OF PRESENTATION (Continued)

Note 2—Accounting Policies and Pronouncements—Cash and Cash Equivalents and Note 7—Debt for additional information about the BTMUCC Credit Facility.

        As of March 31, 2010, we also had long-term restricted cash of $0.4 million. Approximately $0.1 million of the long-term restricted cash is used for a security deposit on our NFM lease, and the remaining $0.3 million consists of amounts restricted to fund capital improvements to expand the production capabilities of our manufacturing facility to enable us to produce and sell pretzel mix to our pretzel franchisees. We plan to utilize the remaining $0.3 million of this restricted cash in the second quarter of 2010.

        As of March 31, 2010, our total debt outstanding under the BTMUCC Credit Facility before debt discount was $136.5 million. As of March 31, 2010, the remaining scheduled principal payments during 2010 are $2.6 million.

        Our financial condition and liquidity as of March 31, 2010 raise substantial doubt about our ability to continue as a going concern. We remain highly leveraged; we have no additional borrowing capacity under the BTMUCC Credit Facility; and the BTMUCC Credit Facility imposes restrictions on our ability to freely access the capital markets. The BTMUCC Credit Facility also imposes various restrictions on the cash we generate from operations. We are subject to numerous prevailing economic conditions and to financial, business, and other factors beyond our control. In addition, our scheduled principal payments under the BTMUCC Credit Facility include a final principal payment on our Class B Franchise Note of $34.5 million in July 2011. We do not expect that we will be able to meet this obligation.

        To date, we have received waivers or amendments from BTMUCC, including reduction of interest rates, deferral of scheduled principal payment obligations and certain interest payments, waiver and extension of time related to the obligations to issue dilutive warrants, allowance of certain payments to be excluded from debt service obligations, as well as relief from debt coverage ratio requirements, certain capital and operating expenditure limits, certain loan-to-value ratio requirements, certain free cash flow margin requirements and the requirement to provide financial statements by certain deadlines. We anticipate that, absent further waivers and amendments, we will breach certain covenants under the BTMUCC Credit Facility in 2010. Accordingly, we have classified all of the debt outstanding under the BTMUCC Credit Facility as a current liability as of March 31, 2010 and December 31, 2009.

        If we fail to meet debt service obligations or otherwise fail to comply with the financial and other restrictive covenants, we would default under our BTMUCC Credit Facility, which could then trigger, among other things, BTMUCC's right to accelerate all payment obligations, foreclose on virtually all of the assets of the Company and take control of all of the Company's cash flow from operations. (See Note 7—Debt for details regarding the security structure of the debt.)

        In November 2009, we retained an investment bank to assist us in identifying and evaluating alternatives to the Company's current debt and capital structure, including recapitalization of the Company, restructuring of our debt and/or sale of some or substantially all of our assets. On May 13, 2010, NexCen entered into an agreement to sell our franchise business (which includes all of the brands we currently manage) to an affiliate of Levine Leichtman Capital Partners ("LLCP"), an independent investment firm, for $112.5 million, subject to certain closing adjustments. In conjunction with the execution of the sale agreement, NexCen and certain of our subsidiaries entered into an agreement with BTMUCC, under which BTMUCC will accept a portion of the sale proceeds, at the closing of the

NEXCEN BRANDS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(1) BUSINESS AND BASIS OF PRESENTATION (Continued)

sale transaction, in full satisfaction of the outstanding indebtedness owed to BTMUCC. NexCen and certain of our subsidiaries also entered into an amendment and waiver agreement with BTMUCC, which includes certain limited waivers of covenants and obligations in the BTMUCC Credit Facility to facilitate the completion of, and assist NexCen in remaining in compliance with the BTMUCC Credit Facility pending completion of, the sale transaction. See Note 13—Subsequent Events for additional information about the agreements with LLCP and BTMUCC.

        We have prepared the accompanying Unaudited Condensed Consolidated Financial Statements assuming that the Company will continue as a going concern, and have not included any adjustments that might result if we are unable to continue as a going concern.

(2) ACCOUNTING POLICIES AND PRONOUNCEMENTS

(a) PRINCIPLES OF CONSOLIDATION

        The Unaudited Condensed Consolidated Financial Statements include the accounts of the Company and our majority-owned subsidiaries. We have eliminated all intercompany transactions and balances in consolidation. The Unaudited Condensed Consolidated Financial Statements do not include the accounts or operations of certain brand and marketing funds. See Note 2 (q)—Advertising .

(b) RECLASSIFICATIONS

        We have reclassified certain prior year amounts to conform to the current year presentation.

(c) USE OF ESTIMATES

        The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. We use estimates in accounting for, among other things, valuation of intangible assets, estimated useful lives of identifiable intangible assets, accrued revenues, guarantees, depreciation, restructuring accruals, valuation of deferred tax assets and contingencies. We review our estimates and assumptions periodically and reflect the effects of revisions in the consolidated financial statements in the period we determine them to be necessary.

(d) CASH AND CASH EQUIVALENTS

        Cash equivalents include all highly liquid investments purchased with original maturities of ninety days or less. Cash and cash equivalents consisted of the following (in thousands):

	March 31, 2010	December 31, 2009
Cash	$5,822	$3,874
Money market accounts	1,885	3,936

Total	$7,707	$7,810

NEXCEN BRANDS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(2) ACCOUNTING POLICIES AND PRONOUNCEMENTS (Continued)

        The cash balances as of March 31, 2010 and December 31, 2009 include approximately $3.7 million and $3.8 million, respectively, of cash received from franchisees and licensees that is being held in lockbox accounts established with our commercial bank in connection with the BTMUCC Credit Facility to perfect the lender's security interest in such cash receipts. Our lender first applies the cash received into the lockbox accounts to pay the principal and interest on the debt associated with our BTMUCC Credit Facility on a monthly basis and then releases the remaining cash from the lockbox accounts to us for general corporate purposes. Our lender then utilizes any excess cash to prepay the debt in accordance with the BTMUCC Credit Facility. See Note 7—Debt . Cash on hand also includes $0.6 million of cash previously restricted to secure a letter of credit for our New York office lease. On April 29, 2010, we entered into an amendment to the lease for the Company's New York office which reduced the rent by approximately $50,000 per month effective as of January 15, 2010. In connection with the execution of this amendment, we replaced the letter of credit to secure the lease. See Note 13—Subsequent Events.

(e) SHORT-TERM RESTRICTED CASH

        As of March 31, 2010, we had no short-term restricted cash. As of December 31, 2009, we had short-term restricted cash of $1.4 million representing the cash held in lockbox accounts that we expected would not be released to the Company but instead would be applied to pay down principal of our debt. Under the BTMUCC Credit Facility, we are not reimbursed out of the cash in the lockbox accounts for any expenses paid in excess of our annual expense limit. Instead those amounts are released to BTMUCC to pay down principal in excess of scheduled principal payments. We exceeded the expense limit for 2009. Accordingly, in February 2010, this short-term restricted cash was released to BTMUCC to pay down $1.4 million of our debt.

(f) LONG-TERM RESTRICTED CASH

        As of March 31, 2010 and December 31, 2009, we had long-term restricted cash of $0.4 and $1.0 million, respectively. Approximately $0.1 million of long-term restricted cash is used as collateral for a letter of credit on our NFM lease, and the remainder consists of amounts to be used to fund the capital improvements to expand the production capabilities of our manufacturing facility to enable us to produce and sell pretzel mix to our pretzel franchisees. We utilized approximately $0.5 million of this restricted cash in the first quarter of 2010 and plan to utilize the remaining $0.3 million during the second quarter of 2010 to fund the balance of the capital improvements.

(g) TRADE RECEIVABLES, NET OF ALLOWANCE FOR DOUBTFUL ACCOUNTS

        Trade receivables consist of amounts we expect to collect from franchisees for royalties, franchise fees and cookie dough sales, and from licensees for license fees, net of allowance for doubtful accounts of approximately $1.4 million and $1.5 million as of March 31, 2010 and December 31, 2009, respectively. We provide a reserve for uncollectible amounts based on our assessment of individual accounts. We classify cash flows related to net changes in trade receivable balances as increases or decreases in net cash provided by operating activities in the Unaudited Condensed Consolidated Statements of Cash Flows.

NEXCEN BRANDS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(2) ACCOUNTING POLICIES AND PRONOUNCEMENTS (Continued)

        Details of activity in the allowance for doubtful accounts are as follows (in thousands):

	March 31, 2010	March 31, 2009
Beginning balance	$1,472	$1,367
Additions	11	172
Write-offs	(97)	(210)

Ending balance	$1,386	$1,329

(h) INVENTORY

        Inventories consist of finished goods and raw materials, and we record them at the lower of cost (first-in, first-out method) or market value. In assessing our ability to realize inventories, we make judgments as to future demand requirements and product expiration dates. The inventory requirements change based on projected customer demand, which changes due to fluctuations in market conditions and product life cycles. We classify cash flows related to changes in inventory as increases or decreases in net cash provided by operating activities in the Unaudited Condensed Consolidated Statements of Cash Flows. Inventories consisted of the following (in thousands):

	March 31, 2010	December 31, 2009
Finished goods	$774	$590
Raw materials	515	533

Total	$1,289	$1,123

(i) FAIR VALUE OF FINANCIAL INSTRUMENTS

        We determine the fair value of our nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in our financial statements, on a recurring basis (at least annually). The determination of the applicable level within the hierarchy of a particular asset or liability depends on the inputs used in valuation as of the measurement date, notably the extent to which the inputs are market-based (observable) or internally derived (unobservable). A financial instrument's categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels are defined as follows:

  •
  Level 1—inputs to the valuation methodology based on quoted prices (unadjusted) for identical assets or liabilities in active markets.

  •
  Level 2—inputs to the valuation methodology based on quoted prices for similar assets and liabilities in active markets for substantially the full term of the financial instrument; quoted prices for identical or similar instruments in markets that are not active for substantially the full term of the financial instrument; and model-derived valuations whose inputs or significant value drivers are observable.

  •
  Level 3—inputs to the valuation methodology based on unobservable prices or valuation techniques that are significant to the fair value measurement.

NEXCEN BRANDS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(2) ACCOUNTING POLICIES AND PRONOUNCEMENTS (Continued)

        The carrying amounts of cash and cash equivalents and restricted cash approximate their fair values (Level 1). The carrying amounts of debt are based on the actual amounts due under the BTMUCC Credit Facility. The fair value of debt, as discussed in Note 7—Debt , is based on the fair value of similar instruments as well as model-derived valuations whose inputs are not observable (Level 3). These inputs include estimates of the Company's credit rating and the returns required for similar instruments by market participants. Management used these inputs to determine discount factors ranging from 12.6% to 40.0% and applied these factors to the forecasted payment streams to determine the fair value of debt as of March 31, 2010. A 1% increase in the discount factors would result in a decrease in the fair value of approximately $2.7 million.

(j) PROPERTY AND EQUIPMENT, NET

        We record property and equipment at cost, net of accumulated depreciation. We calculate depreciation using the straight-line method over the estimated useful lives of the assets, which range from three to twenty-five years. We capitalize the costs of leasehold improvements and amortize them using the straight-line method over the shorter of the lease term or the estimated useful life of the asset.

        We review long-lived assets such as property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. We measure recoverability of assets to be held and used by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, we recognize an impairment charge in the amount by which the carrying amount of the asset exceeds the fair value of the asset. We would present separately on the balance sheet assets to be disposed of and would report them at the lower of the carrying amount or fair value less costs to sell, and would no longer depreciate them. We would present the assets and liabilities of a disposed group classified as held for sale separately in the appropriate asset and liability sections of the balance sheet.

(k) TRADEMARKS AND OTHER INTANGIBLE ASSETS

        We classify intangible assets as follows: (1) intangible assets with indefinite lives not subject to amortization and (2) intangible assets with definite lives subject to amortization. We do not amortize indefinite-lived intangible assets. We evaluate the remaining useful life of an intangible asset that we are not amortizing at each reporting period to determine whether events and circumstances continue to support an indefinite useful life. If we subsequently determine that an intangible asset that we are not amortizing has a finite useful life, we amortize the intangible asset prospectively over its estimated remaining useful life. We generally amortize the amortizable intangible assets on a straight-line basis.

        Trademarks represent the value of expected future royalty income associated with the ownership of the Company's brands, namely, the Great American Cookies, MaggieMoo's, Marble Slab Creamery, Pretzelmaker and The Athlete's Foot ("TAF") trademarks. Other non-amortizable intangible assets consist primarily of the customer/supplier relationship with the Great American Cookies franchisees. We do not amortize trademarks and the customer/supplier relationship acquired in a purchase business combination. Instead we test them for impairment at least annually unless we subsequently determine that the intangible asset has a finite useful life. At each reporting period, we assess trademarks and other non-amortizable intangible assets to determine if any changes in facts or circumstances require a

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(2) ACCOUNTING POLICIES AND PRONOUNCEMENTS (Continued)

re-evaluation of the estimated value. We capitalize material costs associated with registering and maintaining trademarks.

        We amortize other intangible assets over their respective estimated useful lives to their estimated residual values, and review them for impairment. Amortizable intangible assets consist primarily of franchise agreements which we are amortizing on a straight-line basis over a period ranging from one to twenty years.

(l) DEFERRED FINANCING COSTS

        We capitalize costs incurred in connection with borrowings or establishment of credit facilities. We amortize these costs as an adjustment to interest expense over the life of the borrowing or life of the BTMUCC Credit Facility using the effective interest method. The balance of deferred financing costs at March 31, 2010 and December 31, 2009 was $2.0 million and $2.2 million, respectively. The amount of amortization of deferred financing costs included in interest expense was $0.2 million for both of the three months ended March 31, 2010 and 2009.

(m) INCOME TAXES

        We recognize income taxes using the asset and liability method. Under this method, we recognize deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. We measure deferred tax assets and liabilities using enacted tax rates expected to apply to taxable income in the years in which we expect to recover or settle those temporary differences. We recognize the effect of a tax rate change on deferred tax assets and liabilities as income in the period that includes the enactment date. In assessing the likelihood of realization of deferred tax assets, we consider whether it is more likely than not that we will not realize some portion or all of the deferred tax assets. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which these temporary differences become deductible.

(n) STOCK BASED COMPENSATION

        We account for share-based payments, such as grants of stock options, restricted shares, warrants, and stock appreciation rights, at fair value as an expense in our financial statements over the requisite service period. See Note 8—Stock Based Compensation , for the assumptions used to calculate the stock compensation expense under the fair-value method discussed above.

        We use the Black-Scholes option pricing model to value the compensation expense associated with our stock option awards. In addition, we estimate forfeitures when recognizing compensation expense associated with our stock options, and adjust our estimate of forfeitures when appropriate. The key input assumptions we use to estimate the fair value of stock options include the market value of the underlying shares at the date of grant, the exercise price of the award, the expected option term, the expected volatility (based on historical volatility) of our stock over the option's expected term, the risk-free interest rate over the option's expected term, and the expected annual dividend yield, if any.

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(2) ACCOUNTING POLICIES AND PRONOUNCEMENTS (Continued)

(o) PER SHARE DATA

        We compute basic earnings per share by dividing net income (loss) for the period by the weighted average number of common shares outstanding during the period. We compute diluted earnings per share by dividing the net income (loss) for the period by the weighted average number of common and dilutive common equivalent shares outstanding during the period. We compute the dilutive effects of options, warrants and their equivalents using the "treasury stock" method. As we had a net loss in each of the periods presented, basic and diluted net loss per share are the same. We have excluded options and warrants to purchase a total of 50,000 and 200,000 shares of the Company's common stock from the calculation of diluted net loss per share for the three months ended March 31, 2010 and 2009, respectively, because their inclusion would be anti-dilutive.

(p) REVENUE RECOGNITION

        Royalties represent periodic fees we receive from franchisees, which we determine as a percentage of franchisee net sales and recognize as revenues when we earn them on an accrual basis. Franchise fees represent initial fees paid by franchisees for franchising rights. We defer recognition of these revenues and related direct costs until we have performed substantially all initial services required by the franchise agreements, which generally we consider to be upon the opening of the franchisee's store (or the first franchised store under an area development agreement). Licensing revenues represent amounts we earn from the use of the Company's trademarks and we recognize these revenues when we earn them on an accrual basis. We recognize revenues from the sale of goods that we produce and sell to certain franchisees at the time of shipment and classify them in factory revenues.

(q) ADVERTISING

        We maintain advertising funds in connection with our franchise brands ("Marketing Funds"). We consider these Marketing Funds to be separate legal entities from the Company. Franchisees fund the Marketing Funds pursuant to franchise agreements that generally require domestic franchisees to remit up to 2% of their gross sales to the applicable Marketing Fund. We use these funds exclusively for marketing of the respective franchised brands. The purpose of the Marketing Funds is to centralize the advertising of the respective franchise concept into regional and national campaigns. The Company serves as the administrator of the Marketing Funds, and the Marketing Funds reimburse the Company on a cost-only basis for the amount the Company spends for advertising expenses related to the franchised brands. Additionally, if we dissolve the Marketing Funds, we will either distribute any remaining cash in the fund back to the franchisees or spend it on advertising.

        Based on the foregoing, we have determined that the Marketing Funds are variable interest entities. The Company is not the primary beneficiary of these variable interest entities, and therefore we exclude these funds from our Unaudited Condensed Consolidated Financial Statements. Franchisee contributions to these Marketing Funds totaled approximately $1.0 million in both the three months ended March 31, 2010 and 2009. At March 31, 2010 and December 31, 2009, respectively, our Unaudited Condensed Consolidated Financial Statements include loans and advances receivable of $1.1 million and $1.2 million due from The Athlete's Foot Marketing Support Fund, LLC ("TAF MSF"). As of March 31, 2010 and December 31, 2009, we did not have any outstanding loans and advances from any other Marketing Fund. We also established a matching contribution program with the TAF MSF whereby we have agreed to match certain franchisee contributions representing the

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NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(2) ACCOUNTING POLICIES AND PRONOUNCEMENTS (Continued)

expected net present value of these future contributions, which we include in our franchising selling, general and administrative expenses. We contributed approximately $0.1 million for the three months ended March 31, 2010 and 2009 to the TAF MSF. The amount of the liability recorded related to the matching contribution program with the TAF MSF was $0.7 million both as of March 31, 2010 and December 31, 2009.

(r) RESEARCH AND DEVELOPMENT ("R&D")

        We maintain an innovation laboratory in our manufacturing facility in Atlanta, Georgia where we develop new flavors, new offerings and new formulations of our food products across all of our QSR brands. Independent suppliers provided equipment and other resources for the innovation laboratory. From time to time, independent suppliers also conduct or fund research and development activities for the benefit of our QSR brands. In addition, we conduct consumer research to determine our end-consumer's preferences, trends and opinions. For the three months ended March 31, 2010 and 2009, R&D expenses were less than $0.1 million.

(s) INVESTMENTS IN UNCONSOLIDATED ENTITIES

        Shoe Box Holdings, LLC (See Note 5—Joint Venture Investments—Shoebox New York) is an unconsolidated joint venture, the purpose of which is to franchise retail stores that sell high-quality, high-fashion shoes. We use the equity method of accounting for unconsolidated entities over which we have significant influence but do not control, generally representing ownership interests of at least 20% and not more than 50%. Under the equity method of accounting, we recognize our proportionate share of the profits and losses of the entity. The joint venture agreement specifies the distributions of capital, profit and losses.

(t) RECENT ACCOUNTING PRONOUNCEMENTS

Accounting Standards Adopted in 2010

        On January 1, 2010, we adopted FASB ASC 810, "Consolidation Variable Interest Entities ," which requires an enterprise to perform an analysis to determine whether the enterprise's variable interest or interests give it a controlling financial interest in a variable interest entity. This analysis identifies the primary beneficiary of a variable interest entity as the enterprise that has both of the following characteristics, among others: (a) the power to direct the activities of a variable interest entity, which most significantly impact the entity's economic performance and (b) the obligation to absorb losses of the entity, or the right to receive benefits from the entity, which could potentially be significant to the variable interest entity. This guidance requires ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity. This guidance did not have a material impact on the financial condition or results of operations of the Company.

(u) IMPACT OF THE HEALTH CARE AND EDUCATION RECONCILIATION ACT OF 2010

        On March 30, 2010, the Health Care and Education Reconciliation Act of 2010 was signed into law. The Health Care and Education Reconciliation Act of 2010 is a reconciliation bill that amends the Patient Protection and Affordable Care Act that was signed into law on March 23, 2010 (collectively, the "Acts"). The Acts make extensive changes to the current system of health care insurance and benefits. Although many of the provisions of the Acts do not take effect immediately, there are various

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(2) ACCOUNTING POLICIES AND PRONOUNCEMENTS (Continued)

provisions that could have accounting consequences. We do not believe that the Acts will have a material impact on the financial condition or the results of operations of the Company.

(3) PROPERTY AND EQUIPMENT, NET

        Property and equipment, net, consists of the following (in thousands):

	Estimated Useful Lives	March 31, 2010	December 31, 2009
Furniture and fixtures	7 - 10 Years	$749	$749
Computers and equipment	3 - 5 Years	2,991	2,206
Software	3 Years	714	714
Building	25 Years	1,129	1,129
Land	Unlimited	263	263
Leasehold improvements	Term of Lease or Economic Life	2,884	2,882

Total property and equipment		8,730	7,943
Less accumulated depreciation		(4,824)	(4,681)

Property and equipment, net of accumulated depreciation		$3,906	$3,262

        Depreciation expense related to property and equipment for the three months ended March 31, 2010 and 2009 was $0.1 million and $0.7 million, respectively.

(4) TRADEMARKS AND OTHER INTANGIBLE ASSETS

        We test trademarks and other non-amortizable intangible assets for potential impairment annually and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit or the assets below its respective carrying amount.

        Inherent in our fair value determinations are certain judgments and estimates, including projections of future cash flows, the discount rate reflecting the risk inherent in future cash flows, the interpretation of current economic indicators and market valuations, and our strategic plans with regard to our operations. A change in these underlying assumptions would cause a change in the results of the tests, which could cause the fair value to be more or less than their respective carrying amounts. In addition, to the extent that there are significant changes in market conditions or overall economic conditions or our strategic plans change, it is possible that impairment charges related to reporting units, which currently are not impaired, may occur in the future. We have retained an investment bank to assist us in identifying and evaluating alternatives to our current debt and capital structure, including recapitalization of the Company, restructuring of our debt and/or sale of some or substantially all of our assets (See Note 7—Debt) . A recapitalization, restructuring, or sales transaction may result in a future adjustment to the carrying value of our intangible assets.

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NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(4) TRADEMARKS AND OTHER INTANGIBLE ASSETS (Continued)

        Other non-amortizable intangible assets consist of the customer/supplier relationships related to Great American Cookies franchisees. Trademarks and other non-amortizable assets by brand are as follows (in thousands):

	March 31, 2010	December 31, 2009
Trademarks:
The Athlete's Foot	$5,450	$5,450
Great American Cookies	16,481	16,481
Marble Slab Creamery	9,062	9,062
MaggieMoo's	4,194	4,194
Pretzelmaker	8,925	8,925

Total trademarks	44,112	44,112
Customer/supplier relationships related to Great American Cookies	28,410	28,410

Total trademarks and other non-amortizable intangible assets	$72,522	$72,522

        Other amortizable intangible assets by brand are as follows (in thousands):

	March 31, 2010	December 31, 2009
The Athlete's Foot	$2,300	$2,300
Great American Cookies	780	780
Marble Slab Creamery	1,229	1,229
MaggieMoo's	654	654
Pretzel Time	1,322	1,322
Pretzelmaker	788	788

Total Other Intangible Assets	7,073	7,073
Less: Accumulated Amortization	(2,246)	(2,053)

Total	$4,827	$5,020

        Other amortizable intangible assets consist primarily of franchise agreements and the Pretzel Time trademark. The Pretzel Time trademark became amortizable during the third quarter of 2008 as a result of the Company's plan to consolidate the Pretzel Time brand under the Pretzelmaker brand. We are amortizing these other intangible assets generally on a straight-line basis over periods ranging from one to twenty years. We recorded total amortization expense of $0.2 million for both the three months ended March 31, 2010 and 2009.

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NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(4) TRADEMARKS AND OTHER INTANGIBLE ASSETS (Continued)

        The following table presents the future amortization expense that we expect to recognize over the amortization period of other intangible assets as of March 31, 2010 (in thousands):

		For the nine months ended December 31, 2010	For the year ended December 31,
	Amortization Period (Years)
			2011	2012	2013	2014	Thereafter
The Athlete's Foot	20	$86	$115	$115	$115	$115	$1,361
Great American Cookies	7	83	111	111	111	111	9
Marble Slab Creamery	20	46	61	61	61	61	750
MaggieMoo's	20	25	33	33	33	33	398
Pretzel Time	5	185	225	35	—	—	—
Pretzelmaker	5	125	166	53	—	—	—

Total Amortization		$550	$711	$408	$320	$320	$2,518

(5) JOINT VENTURE INVESTMENT—SHOEBOX NEW YORK

        Shoe Box Holdings, LLC is a joint venture among the Company, the VCS Group, LLC ("VCS"), a premier women's fashion footwear company, and TSBI Holdings, LLC ("TSBI"), the originator of The Shoe Box, a multi-brand shoe retailer based in New York.

        The Company and VCS each made initial investments of $0.7 million. Until the Company and VCS are repaid these initial investments, they each receive 50% of the profits and losses. Once the Company and VCS are re-paid, each member of the joint venture party is entitled to share equally in joint venture entity profits. As of March 31, 2010, our maximum loss exposure is limited to our investment of $0.4 million in the joint venture.

        A wholly owned subsidiary of Shoe Box Holdings, LLC holds the acquired intellectual property of The Shoe Box, Inc. and the intellectual property of the Shoebox New York franchise concept (collectively, the "Shoebox Intellectual Property"). A subsidiary of Shoe Box Holdings, LLC retains the principal of TSBI to assist in the development of the Shoebox New York concept pursuant to a consulting agreement (the "Consulting Agreement"), and TSBI has a non-exclusive license to the Shoebox Intellectual Property (the "License Agreement) to continue operating the existing The Shoe Box stores and to open additional stores under the Shoebox New York brand. If the License Agreement is terminated due to a breach by TSBI or if the Consulting Agreement is terminated due to a breach by the principal of TSBI, Shoe Box Holdings, LLC has the right to repurchase all of TSBI's ownership interest for $1.00. The terms of the transaction also include an option for TSBI to purchase all of the ownership units of Shoe Box Holdings, LLC in the event that 20 franchised stores are not opened and operating on or prior to the date that is 36 months from the transaction's second closing date (January 15, 2011) or the date that is 48 months from the transaction's second closing date (January 15, 2012, collectively, the "Trigger Dates"). The purchase price for the Company and VCS' ownership interests would be an amount equal to their respective initial investments of $0.7 million less any distributions they received through the Trigger Dates. TSBI also has an alternative option, in the event that 20 franchised stores are not opened and operating on or prior to either of the Trigger Dates, to withdraw from Shoe Box Holdings, LLC by surrendering its ownership units, terminating the License Agreement, and by ceasing all uses of the Shoebox Intellectual Property.

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NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(5) JOINT VENTURE INVESTMENT—SHOEBOX NEW YORK (Continued)

        NFM manages the Shoebox New York brand, as it does NexCen's other brands, and receives a management fee for its services, in addition to any distributions that NexCen may receive from the joint venture entity. NFM received management fees of $0.1 million during both the three month periods ended March 31, 2010 and 2009 which we included in our operating income. As of March 31, 2010, there are 8 stores open in the United States and 5 stores open internationally in Aruba, Kuwait and Vietnam.

        Our investment in this joint venture was $0.4 million at March 31, 2010 and $0.3 million at December 31, 2009. We recorded equity income of $0.1 million and income of $0.3 million for the three months ending March 31, 2010 and 2009, respectively. While Shoe Box Holdings, LLC is a variable interest entity ("VIE"), due primarily to the aforementioned TSBI options and ownership interest versus economic interests, we believe the Company is not the primary beneficiary as it does not have the power to direct the activities that most significantly impact the VIE's economic performance. Accordingly, we have recorded our investment in Shoe Box Holdings, LLC under the equity method of accounting.

(6) ACCOUNTS PAYABLE, ACCRUED EXPENSES AND RESTRUCTURING ACCRUALS

(a) ACCOUNTS PAYABLE AND ACCRUED EXPENSES

        Accounts payable and accrued expenses consist of the following (in thousands):

	March 31, 2010	December 31, 2009
Accounts payable	$3,575	$4,470
Accrued interest payable	240	245
Accrued professional fees	538	150
Deferred rent—current portion	80	80
Accrued compensation and benefits	686	203
Income and other taxes	393	249
All other	1,149	1,199

Total	$6,661	$6,596

(b) RESTRUCTURING ACCRUAL

        In 2009, in conjunction with cost cutting efforts and the consolidation of our accounting functions, we reduced the staff in the New York corporate office and recorded charges to earnings from continuing operations related primarily to separation benefits. As we expect to pay the employee

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NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(6) ACCOUNTS PAYABLE, ACCRUED EXPENSES AND RESTRUCTURING ACCRUALS (Continued)

separation benefits within one year of the restructuring announcement, we have not discounted the corresponding liability. A roll forward of the restructuring accrual is as follows (in thousands):

Employee Separation Benefits
Restructuring liability as of December 31, 2009	$312
Charges to continuing operations	—
Cash payments and other	(267)

Restructuring liability as of March 31, 2010	$45

(7) DEBT

  (a) BTMUCC Credit Facility

        On March 12, 2007, NexCen Acquisition Corp., now NexCen Holding Corp., ("the Issuer"), a wholly owned subsidiary of the Company, entered into agreements with BTMUCC (the "Original BTMUCC Credit Facility"). In January 2008, in order to finance the acquisition of Great American Cookies, the Company and BTMUCC entered into an amendment to the Original BTMUCC Credit Facility (the "January 2008 Amendment"). On August 15, 2008, the Company restructured the Original BTMUCC Credit Facility and the January 2008 Amendment whereby certain NexCen entities entered into an amended and restated note funding, security, management and related agreements with BTMUCC (the "Amended Credit Facility"). The Amended Credit Facility replaced all of the agreements comprising both the Original BTMUCC Credit Facility and the January 2008 Amendment. BTMUCC and the Company subsequently amended the Amended Credit Facility on September 11, 2008, December 24, 2008, January 27, 2009, July 15, 2009, August 6, 2009, January 14, 2010, February 10, 2010, March 12, 2010, March 30, 2010, April 20, 2010, and May 13, 2010 (as amended, the "BTMUCC Credit Facility").

        Our debt consists of borrowings under the BTMUCC Credit Facility, which is comprised of three separate tranches: the Class A Franchise Notes, the Class B Franchise Note and the Deficiency Note. This debt consists of the following (in thousands):

	March 31, 2010	December 31, 2009
Class A Franchise Notes	$83,831	$85,367
Class B Franchise Note	35,498	36,251
Deficiency Note	17,194	16,565

Total	136,523	138,183
Less debt discount	(728)	(853)

Total	$135,795	$137,330

        The estimated fair value of the Company's debt as of March 31, 2010 and December 31, 2009 was approximately $95.6 million and $92.7 million, respectively.

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NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(7) DEBT (Continued)

        Each Class A Franchise Note is secured by substantially all of the assets of the Issuer and each of its subsidiaries (the "Co-Issuers") and is collectively set to mature on July 31, 2013. The Class A Franchise Notes bear interest at LIBOR (which in all cases under the BTMUCC Credit Facility is the one-month LIBOR rate as in effect from time to time) plus 3.75% per year through July 31, 2011 and then LIBOR plus 5% per year thereafter until maturity on July 31, 2013. The rate in effect at March 31, 2010 was 3.98%. The weighted average interest rate on variable rate debt for the three months ended March 31, 2010 and 2009 was 3.98% and 4.36%, respectively.

        The Class B Franchise Note is secured by substantially all of the assets of the Issuer and each Co-Issuer and is set to mature on July 31, 2011. As of January 20, 2009 through maturity, these notes bear interest at a fixed rate of 8% per year. BTMUCC will be entitled to receive a warrant covering up to 2.8 million shares of the Company's common stock at a price of $0.01 per share if the Class B Franchise Note has not been repaid by May 31, 2010 ("Warrant Trigger Date," which was changed by the January 14, 2010, February 10, 2010, March 30, 2010, and April 20, 2010 amendments) with the number of shares subject to such warrant being reduced on a pro-rata basis if less than 50% of the original principal amount of the Class B Franchise Note remains outstanding on the Warrant Trigger Date.

        The Deficiency Note represents the amounts outstanding on the note that was backed by the Bill Blass brand, which remained unpaid because the proceeds from the sale of the Bill Blass brand were insufficient to pay the related note in full. The Deficiency Note is set to mature on July 31, 2013 and bears interest at a fixed rate of 15% per year through maturity. There is no scheduled principal payment on the Deficiency Note until its maturity date, and interest is due on a payment-in-kind ("PIK") basis that defers cash interest payments until its maturity on July 31, 2013.

        During the months of January 2010 through April 2010, we entered into five separate amendments of the BTMUCC Credit Facility that cumulatively (1) extended the Warrant Trigger Date from December 31, 2009 to May 31, 2010; (2) modified the cash distribution waterfall such that in February 2010 the Company received $0.5 million to pay operating expenses, with a proportional reduction in the overall reimbursable operating expenditure limits for the 2010 calendar year; (3) waived potential defaults related to failures to meet certain free cash flow margin requirements for each of the twelve month periods ended December 31, 2009, January 31, 2010, February 28, 2010 and March 31, 2010; (4) waived the requirement to provide separate audited financial statements for certain subsidiaries of the Company; and (5) waived potential defaults related to failures to meet certain debt service coverage ratios for the Class A and Class B Franchise Notes and timely pay fees to BTMUCC's outside counsel.

        In February 2010, we made an additional unscheduled principal payment of $1.4 million. Because we exceeded our 2009 expense limit under the BTMUCC Credit Facility, a portion of the cash receipts in lockbox accounts that otherwise would have been released to the Company to reimburse it for operating expenses were instead applied in February 2010 to additional principal payments of $0.8 million on the Class A Franchise Notes and $0.6 million on the Class B Franchise Note.

        Although the organization, terms and covenants of the specific borrowings have changed significantly since its inception, the basic structure of the facility has remained the same. The Issuer and Co-Issuers issued notes pursuant to the terms of the BTMUCC Credit Facility. These notes were and are secured by the assets of each brand, which consist of the respective intellectual property assets and the related royalty revenues and trade receivables. Special purpose, bankruptcy-remote entities

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NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(7) DEBT (Continued)

(each, a "Brand Entity") hold the assets of each brand. The Issuer, also a special purpose, bankruptcy-remote entity, is the parent of all of the Brand Entities. The notes are cross-collateralized with each other, and each Brand Entity is a Co-Issuer of each note. Repayment of each note and all other obligations under the facility are the joint and several obligation of the Issuer and each Brand Entity. Certain other NexCen subsidiaries (the "Managers") do not own any assets comprising the brands, but manage the various Brand Entities and are parties to management agreements that define the relationship among the Managers and the respective Brand Entities they manage. In the event that certain adverse events occur with respect to the Company, or if the Managers fail to meet certain qualifications, BTMUCC has the right to replace the Managers.

        NexCen is not a named borrowing entity under the BTMUCC Credit Facility. However, the Brand Entities earn substantially all of our revenues and remit the related cash receipts to lockbox accounts that we have established in connection with the BTMUCC Credit Facility to perfect the lender's security interest in the cash receipts. See Note 2(d)—Accounting Policies and Pronouncements—Cash and Cash Equivalents . The terms of the BTMUCC Credit Facility control the amount of cash that may be distributed by each Brand Entity to the Managers, the Issuer and NexCen Brands, and certain non-ordinary course expenses or expenses beyond a certain annual total limit must be paid out of cash on hand.

        Our BTMUCC Credit Facility prohibits NexCen, the Issuer, the Managers and each Brand Entity from securing any additional borrowings without the prior written consent of BTMUCC. It also contains numerous reporting obligations, as well as affirmative and negative covenants, including, among other things, restrictions on indebtedness, liens, fundamental changes, asset sales, acquisitions, capital and other expenditures, dividends and other payments affecting subsidiaries. The Company's failure to comply with the financial and other restrictive covenants could result in a default under the BTMUCC Credit Facility, which could then trigger, among other things, the lender's right to accelerate principal payment obligations, foreclose on virtually all of the assets of the Company and take control of all of the Company's cash flows from operations. Our BTMUCC Credit Facility further contains a subjective acceleration clause whereby our lender has the right to accelerate all principal payment obligations upon a "material adverse change," which is broadly defined as the occurrence of any event or condition that, individually or in the aggregate, has had, is having or could reasonably be expected to have a material adverse effect on (i) the collectability of interest and principal on the debt, (ii) the value or collectability of the assets securing the debt, (iii) the business, financial condition, or operations of the Company or our subsidiaries, individually or taken as a whole, (iv) the ability of the Company or our subsidiaries to perform its respective obligations under the loan agreements, (v) the validity or enforceability of any of the loan documents, and (vi) the lender's ability to foreclose or otherwise enforce its interest in any of the assets securitizing the debt. To date, BTMUCC has not invoked the "material adverse change" provision or otherwise sought acceleration of our principal payment obligations.

        BTMUCC has provided the Company amendments and waivers since the restructuring of the debt in August 2008, including reduction of interest rates, deferral of scheduled principal payment obligations and certain interest payments, waivers and extensions of time related to the obligations to issue dilutive warrants, allowance of certain payments to be excluded from debt service obligations, as well as relief from debt service coverage ratio requirements, certain capital and operating expenditure limits, certain loan-to-value ratio requirements, certain free cash flow margin requirements, and the requirement to provide financial statements by certain deadlines. We anticipate that, unless we are able

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NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(7) DEBT (Continued)

to obtain waivers or amendments from our lender, we will breach certain covenants under the BTMUCC Credit Facility in 2010, including requirements to meet certain free cash flow margin and debt service coverage ratio. There can be no assurance that we will be able to obtain waivers or amendments, and our lender may default the Company and seek to accelerate our principal payment obligations pursuant to any of the covenants or the subjective acceleration clause of the BTMUCC Credit Facility. In addition, our scheduled principal payments under the BTMUCC Credit Facility include a final principal payment on our Class B Franchise Note of $34.5 million in July 2011. We currently do not expect that we will be able to make this principal payment. Accordingly, we have classified all of the debt outstanding under the BTMUCC Credit Facility as a current liability as of March 31, 2010 and December 31, 2009.

        On May 13, 2010, in connection with NexCen's agreement to sell our franchise business to an affiliate of LLCP for $112.5 million, subject to certain closing adjustments, NexCen and certain of our subsidiaries entered into agreements with BTMUCC that are intended to facilitate and support the completion of the sale transaction. The agreements provide for the satisfaction of the debt owed to BTMUCC and the release of liens in favor of BTMUCC, upon payment to BTMUCC of a portion of the sale proceeds (in no event less than $98 million), as well as certain limited waivers of covenants and obligations in the BTMUCC Credit Facility to facilitate the completion of, and assist NexCen in remaining in compliance with the BTMUCC Credit Facility pending completion of, the sale transaction. As of April 30, 2010, the outstanding amount of indebtedness owed to BTMUCC was $136.4 million. See Note 13—Subsequent Events for additional information about the agreements with LLCP and BTMUCC.

        The scheduled aggregate maturities of our debt as of March 31, 2010 are as follows (in thousands):

	Class A(1)	Class B	Deficiency Note(1)	Total
2010	$2,025	$534	$—	$2,559
2011	3,390	34,964	—	38,354
2012	3,918	—	—	3,918
2013	74,498	—	28,471	102,969

Total	$83,831	$35,498	$28,471	$147,800

(1)
Maturities related to the Deficiency Note include additional PIK interest of approximately $11.3 million that will be due in 2013 if we do not pay the Deficiency Note prior to its maturity.

        We amortize certain costs incurred in connection with the Original BTMUCC Credit Facility and the Amended Credit Facility over the term of the loan using the effective interest method. We expense certain other third party costs associated with various amendments to the Original BTMUCC Credit Facility, including the January 2008 Amendment, the Amended Credit Facility and all subsequent amendments to date, as we incur them, and we include these costs in our Consolidated Statements of Operations as Financing Charges.

NEXCEN BRANDS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(7) DEBT (Continued)

  (b) Direct and Guaranteed Lease Obligations

        We recognize a liability for the fair value of certain lease obligations undertaken at the inception of a lease guarantee. We assumed direct lease obligations with respect to the purchase of certain formerly company-owned and operated MaggieMoo's stores ("Lease Obligations"). We also assumed certain guarantees for leases related to certain MaggieMoo's franchised locations ("Lease Guarantees"). In general, the Lease Guarantees are contingent guarantees that become our direct obligations if a franchisee defaults on its lease agreement. We treated all of the direct Lease Obligations and the Lease Guarantees as assumed liabilities at the time of acquisition of MaggieMoo's and as a result included these assumed liabilities in the purchase price of the acquisition.

        We analyze each Lease Obligation and Lease Guarantee and determine the fair value based on the facts and circumstances of the lease and franchisee performance. Based on those analyses, we include the carrying amounts of these liabilities in acquisition related liabilities as of March 31, 2010 and December 31, 2009 as follows (in thousands):

	March 31, 2010	December 31, 2009
Lease obligations	$326	$313
Lease guarantees	315	315

Total	$641	$628

	March 31, 2010	December 31, 2009
Current	$432	$432
Long-term	209	196

Total	$641	$628

        At the end of each calendar year, we review the facts and circumstances of each Lease Obligation and Lease Guarantee. Based on this review, we may change our determination as to the carrying amounts of these liabilities and/or expected maturities of the leases.

        In addition to the Lease Guarantees, under the terms of the Pretzel Time, Pretzelmaker and Great American Cookies acquisitions, we agreed to reimburse the respective sellers for 50% of the sellers' obligations under certain lease guarantees if certain franchise agreements were terminated after a period of one year from the date of acquisition. We are not a guarantor of any leases to third parties and have not recorded any amounts in the financial statement related to these contingent obligations. We may mitigate our exposure to these lease guarantees in cases where the primary lessors of the property have also personally guaranteed the lease obligations by finding new franchisees to perform on the leases, or by negotiating directly with landlords to settle the amounts due. We had maximum amounts of undiscounted potential exposure related to these third-party contingent lease guarantees as of March 31, 2010 and December 31, 2009 of $2.2 million and $2.7 million, respectively.

NEXCEN BRANDS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(8) STOCK BASED COMPENSATION

        We did not grant any options or warrants during the three months ending March 31, 2010. Information related to options outstanding and warrants issued by the Company is as follows:

	Number of shares (in thousands)	Weighted- Average Exercise Price
Outstanding at January 1, 2010	4,292	$2.60
Cancelled/Forfeited/Expired	(80)	$0.92

Outstanding March 31, 2010	4,212	$2.63

        Total stock-based compensation expense included in selling, general and administrative expenses was approximately $0.1 million during both of the three months ended March 31, 2010 and 2009. The total unrecognized compensation cost related to non-vested share-based compensation agreements granted under all stock option plans as of March 31, 2010 is approximately $0.2 million. We expect to recognize this cost over the vesting period of approximately 2 years. There was no income tax benefit recognized in the income statement for stock-based compensation arrangements and no capitalized stock-based compensation cost incurred during the three months ended March 31, 2010 and 2009.

        No stock options were exercised in the three months ended March 31, 2010 or 2009. The total number of warrants outstanding as of March 31, 2010 was 1,183,333, all of which were exercisable. There were 887,922 shares available for issuance as of March 31, 2010.

(9) INCOME TAXES

        We incur state income tax expense for taxable income at the subsidiary level and foreign taxes withheld on franchise royalties received from foreign based franchisees in accordance with acceptable tax treaties. Our current provision for taxes for the three months ending March 31, 2010 and 2009 was $0.1 million in both periods. We recorded no deferred income taxes or benefits for the three months ending March 31, 2010 and 2009.

        We record income tax expense and benefits for financial statement recognition and measurement for tax positions that we believe more-likely-than-not will be substantiated upon examination by taxing authorities. We measure the amount recognized as the largest amount of benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. It is the Company's position to recognize interest and/or penalties related to uncertain tax positions in income tax expense. We have not been audited by the IRS and currently are not under IRS examination, although all tax years for which we have tax loss carry-forwards are subject to future examination by taxing authorities. We are currently under examination by the state of New York for the 2006 through 2008 tax years.

        Deferred income taxes reflect the net tax effect of temporary differences that may exist between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. As of December 31, 2009 deferred tax assets were $359.2 million, consisting primarily of $293.0 million from federal net operating loss carry-forwards of $837.0 million, which expire at various dates through 2029, and $36.6 million of deferred tax benefits arising from the impairment of intangible assets.

NEXCEN BRANDS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(9) INCOME TAXES (Continued)

        Consistent with ASC 740, we have provided a full valuation allowance against our deferred tax assets for financial reporting purposes because we have not satisfied the GAAP requirement in order to recognize the value, namely, that there exists objective evidence of our ability to generate sustainable taxable income from our operations. Based upon our historical operating performance and the reported cumulative net losses to date, as well as amortization expense relating to intangible assets that will be deductible in computing taxable income in future years, we presently do not have sufficient objective evidence to support the recovery of our deferred tax assets.

        Because we have significant tax loss carry-forwards, we monitor any potential "ownership changes" as defined in Section 382 of the Internal Revenue Code ("Code Section 382") by reviewing available information regarding the transfer of shares by our existing shareholders and evaluating other transactions that may be deemed an "ownership change," such as amendments to our credit facility. If we have an "ownership change" as defined in Code Section 382, our net operating loss carry-forwards and capital loss carry-forwards generated prior to the ownership change would be subject to annual limitations, which could reduce, eliminate, or defer the utilization of our deferred tax assets. As of the date of this Report, we do not believe that we have experienced an ownership change as defined under Code Section 382 resulting from transfer of shares by our existing shareholders or from deemed ownership changes resulting from the various amendments to the BTMUCC Credit Facility. In the future, we may enter into additional amendments to our outstanding debt, other transactions, or have transfers of stock, which may result in an ownership change that would severely limit our ability to use our net operating loss carry-forwards and capital loss carry-forwards to offset future taxable income. In the event of an ownership change, there will be no impact to our financial position given the valuation allowance recorded on our deferred tax assets. In addition, we are, and expect that we will continue to be, subject to certain state, local, and foreign tax obligations, as well as to a portion of the federal alternative minimum tax for which the use of our tax loss carry-forwards may be limited.

(10) RELATED PARTY TRANSACTIONS

        We receive legal services from Kirkland & Ellis LLP, which we consider to be a related party because a partner at that firm, George P. Stamas, is a member of our Board of Directors. Expenses related to Kirkland & Ellis LLP for the three months ended March 31, 2010 and 2009 were approximately $0.1 million and $0.2 million, respectively. Outstanding payables due to Kirkland & Ellis LLP were $0.4 million at March 31, 2010 and December 31, 2009.

        The Athlete's Foot Marketing Support Fund, LLC (the "TAF MSF"), is an entity that is funded by the domestic franchisees of TAF to provide domestic marketing and promotional services on behalf of the franchisees. We previously advanced funds to the TAF MSF under a loan agreement. The terms of the loan agreement included a borrowing rate of prime (on the date of the loan) plus 2%, and repayment by the TAF MSF with no penalty, at any time. As of March 31, 2010 and December 31, 2009, we had receivable balances of $1.1 million and $1.2 million, respectively, from the TAF MSF. We recorded interest income earned from the fund in the amount of less than $0.1 million for the three months ended March 31, 2010 and 2009. We also established a matching contribution program with the TAF MSF whereby we agreed to match certain franchisee contributions, not to exceed $0.1 million per quarter over 12 quarters. For both the three months ended March 31, 2010 and 2009, we contributed approximately $0.1 million in matching funds to the TAF MSF. The amount of the liability recorded related to the matching contribution program with the TAF MSF was $0.7 million as of both March 31, 2010 and December 31, 2009.

NEXCEN BRANDS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(11) COMMITMENTS AND CONTINGENCIES

(a)
LEGAL PROCEEDINGS

        Securities Class Action.    A total of four putative securities class actions were filed in May, June and July 2008 in the United States District Court for Southern District of New York against NexCen and certain of our former officers and a current director for alleged violations of the federal securities laws. On March 5, 2009, the court consolidated the actions under the caption, In re NexCen Brands, Inc. Securities Litigation , No. 08-cv-04906, and appointed Vincent Granatelli as lead plaintiff and Cohen Milstein Sellers & Toll PLLC as lead counsel. On August 24, 2009, plaintiff filed an Amended Consolidated Complaint. Plaintiff alleges that defendants violated federal securities laws by misleading investors in the Company's public filings and statements during a putative class period that begins on March 13, 2007, when the Company announced the establishment of the credit facility with BTMUCC, and ends on May 19, 2008, when the Company's stock fell in the wake of the Company's disclosure of the previously undisclosed terms of a January 2008 amendment to the credit facility, the substantial doubt about the Company's ability to continue as a going concern, the Company's inability to timely file its periodic report and the expected restatement of its Annual Report on Form 10-K for the year ended December 31, 2007, initially filed on March 21, 2008. The Amended Consolidated Complaint asserts claims under Section 10(b) of the Exchange Act and SEC Rule 10b-5, and also asserts that the individual defendants are liable as controlling persons under Section 20(a) of the Exchange Act. Plaintiff seeks damages and attorneys' fees and costs. On October 8, 2009, the Company filed a motion to dismiss the amended complaint. Plaintiff filed his opposition on December 14, 2009, and the Company filed a reply on January 27, 2010. The court has rescheduled the hearing on the motion to dismiss for June 8, 2010.

        Shareholder Derivative Action .    A federal shareholder derivative action premised on essentially the same factual assertions as the federal securities actions also was filed in June 2008 in the United States District Court for Southern District of New York against the directors and former directors of NexCen. This action is captioned: Soheila Rahbari v. David Oros, Robert W. D'Loren, James T. Brady, Paul Caine, Jack B. Dunn IV, Edward J. Mathias, Jack Rovner, George Stamas & Marvin Traub , No. 08-CV-5843 (filed on June 27, 2008). In this action, plaintiff alleges that NexCen's Board of Directors breached its fiduciary duties in a variety of ways, mismanaged and abused its control of the Company, wasted corporate assets, and unjustly enriched itself by engaging in insider sales with the benefit of material non-public information that was not shared with shareholders. Plaintiff further contends that she was not required to make a demand on the Board of Directors prior to bringing suit because such a demand would have been futile, due to the board members' alleged lack of independence and incapability of exercising disinterested judgment on behalf of the shareholders. Plaintiff seeks damages, restitution, disgorgement of profits, attorneys' fees and costs, and miscellaneous other relief. On November 18, 2008, the Court informed the parties that the case would be stayed for 180 days and requested that they file a status report thereafter so the Court might consider whether the stay should be extended. Plaintiff thereafter indicated that she intended to file an amended derivative complaint after the Company filed its amended Annual Report on Form 10-K for the year ended December 31, 2007, including a restatement of its 2007 financial results. On June 2, 2009, the Court lifted the stay and ordered the plaintiff to file her amended derivative complaint no later than two weeks after the Company filed its restated 2007 financials. On August 25, 2009, plaintiff filed an amended complaint that includes additional allegations based on the Company's August 11, 2009 Form 10-K/A. However, the amended complaint does not assert any new legal claims, and omits plaintiff's previously asserted claim for corporate waste. Defendants moved to dismiss the amended complaint on October 8, 2009.

NEXCEN BRANDS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(11) COMMITMENTS AND CONTINGENCIES (Continued)

Plaintiff filed her opposition on November 23, 2009, and defendants filed their reply on December 8, 2009. The court has scheduled the hearing on the motion to dismiss for June 25, 2010.

        California Litigation.    A direct action was filed in Superior Court of California, Marin County against NexCen Brands and certain of our former officers by a series of limited partnerships or investment funds. The case is captioned: Willow Creek Capital Partners, L.P., et al. v. NexCen Brands, Inc. , Case No. CV084266 (Cal. Superior Ct., Marin Country) (filed on August 29, 2008). Predicated on similar factual allegations as the federal securities actions, this lawsuit is brought under California law and asserts both fraud and negligent misrepresentation claims. Plaintiffs seek compensatory damages, punitive damages and costs.

        The California state court action was served on NexCen on September 2, 2008. Plaintiffs in the California action served NexCen with discovery requests on September 19, 2008. On October 17, 2008, NexCen filed two simultaneous but separate motions in order to limit discovery. First, NexCen filed a motion in the United States District Court for Southern District of New York to stay discovery in the California actions pursuant to the Securities Litigation Uniform Standards Act of 1998. Second, NexCen filed a motion in the California court to dismiss the California complaint on the ground of forum non conveniens , or to stay the action in its entirety, or in the alternative to stay discovery, pending the outcome of the federal class action.

        The California state court held a hearing on NexCen's motion on December 12, 2008. At the hearing, the court issued a tentative ruling from the bench granting defendants' motion to stay. On December 26, 2008, the court entered a final order staying the California action in its entirety pending resolution of the class action securities litigation pending in the Southern District of New York. Plaintiff filed a motion to lift the stay, which motion was denied on October 8, 2009.

        SEC Investigation .    We voluntarily notified the Enforcement Division of the SEC of our May 19, 2008 disclosure. The SEC commenced an informal investigation of the Company regarding the matters disclosed, and the Company has been cooperating with the SEC and voluntarily provided documents and testimony, as requested. On or about March 17, 2009, we were notified that the SEC had commenced a formal investigation of the Company as of October 2008. The Company is continuing to cooperate with the SEC in its formal investigation.

        Legacy Aether IPO Litigation .    The Company was among the hundreds of defendants named in a series of securities class action lawsuits brought in 2001 against issuers and underwriters of technology stocks that had initial public offerings during the late 1990's. These cases were consolidated in the United States District Court for the Southern District of New York under the caption, In Re Initial Public Offerings Litigation , Master File 21 MC 92 (SAS). As to NexCen, these actions were filed on behalf of persons and entities that acquired the Company's stock after our initial public offering on October 20, 1999. Among other things, the complaints claimed that prospectuses, dated October 20, 1999 and September 27, 2000 and issued by the Company in connection with the public offerings of common stock, allegedly contained untrue statements of material fact or omissions of material fact in violation of securities laws. The complaint alleged that the prospectuses allegedly failed to disclose that the offerings' underwriters had solicited and received from certain of their customers additional and excessive fees, commissions and benefits beyond those listed in the arrangements, which were designed to maintain, distort and/or inflate the market price of the Company's common stock in the aftermarket.

NEXCEN BRANDS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(11) COMMITMENTS AND CONTINGENCIES (Continued)

The actions sought unspecified monetary damages and rescission. NexCen reserved $0.5 million for the estimated exposure for this matter.

        In March 2009, the parties, including NexCen, reached a preliminary global settlement of all 309 coordinated class actions cases under which defendants would pay a total of $586 million (the "Settlement Amount") to the settlement class in exchange for plaintiffs releasing all claims against them. Under the proposed terms of this settlement, NexCen's portion of the Settlement Amount would be paid by our insurance carrier. In October 2009, the district court issued a decision granting final approval of the settlement. Because NexCen has no out-of-pocket liability under the approved settlement, we no longer maintain the reserve of $0.5 million. We recorded the reversal of this reserve in income from discontinued operations as of June 30, 2009. On October 23, 2009, certain objectors filed a petition to the U.S. Court of Appeals for the Second Circuit to appeal the class certification order on an interlocutory basis. Two other notices of appeal were filed by nine other objectors. Plaintiffs, underwriter defendants, and the issuer defendants filed opposition papers. The appeals are pending.

        Other .    NexCen Brands and our subsidiaries are subject to other litigation in the ordinary course of business, including contract, franchisee, trademark and employment-related litigation. In the course of operating our franchise systems, occasional disputes arise between the Company and our franchisees relating to a broad range of subjects, including, without limitation, contentions regarding grants, transfers or terminations of franchises, territorial disputes and delinquent payments.

(b)
CONTRACTUAL COMMITMENTS

        In connection with our existing businesses and the businesses sold in 2008, we are obligated under various leases for office space in New York City and Norcross, Georgia and other locations, which leases expire at various dates through 2017. As of the date of this Report, we have subleased or assigned all of the Company's lease obligations, other than for our headquarters in New York City and our NFM facility in Norcross, Georgia.

(c)
LONG-TERM RESTRICTED CASH

        As of March 31, 2010 and December 31, 2009, we had long-term restricted cash of $0.4 million and $1.0 million, respectively. Approximately $0.1 million of the long-term restricted cash is used for a security deposit on our NFM lease, and the remainder consists of amounts to be used to fund the capital improvements to expand the production capabilities of our manufacturing facility to enable us to produce and sell pretzel mix to our pretzel franchisees. We utilized approximately $0.5 million of this restricted cash in the first quarter of 2010 and plan to utilize the remaining $0.3 million during the second quarter of 2010 to fund the balance of the capital improvements.

NEXCEN BRANDS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(12) DISCONTINUED OPERATIONS

        The table below shows the results of discontinued operations (in thousands, except per share data):

	Three Months Ended March 31,
	2010	2009
Revenues	$—	$—
Operating expenses	(7)	(133)
Other income	24	—

Income (loss) before income taxes	17	(133)
Income taxes	—	—

Net income (loss) from discontinued operations	$17	$(133)

Income (loss) per share (basic and diluted) from discontinued operations	$0.00	$(0.00)

Weighted average shares outstanding	56,952	56,671

(13) SUBSEQUENT EVENTS

        On April 29, 2010, we entered into an amendment to the lease for the Company's New York office which reduced the rent by approximately $50,000 per month effective as of January 15, 2010. In connection with the execution of this amendment, we provided a letter of credit for approximately $0.6 million to secure the lease.

        On May 13, 2010, NexCen entered into an agreement to sell our franchise business to an affiliate of LLCP. The purchase price for the business is $112.5 million and is subject to certain closing adjustments. Under the terms of the sale agreement, LLCP's affiliate, Global Franchise Group, LLC ("Purchaser"), will acquire the subsidiaries of the Company that own the Company's franchise business assets and also the Company's franchise management operations, including the Company's management operations in Norcross, Georgia, and its cookie and pretzel dough factory and research facility in Atlanta, Georgia. Specifically, the Company will: (i) sell to Purchaser all of the Company's equity interests in TAF Australia, LLC; (ii) cause NexCen Holding Corporation to sell to Purchaser all of its equity interests in Athlete's Foot Brands, LLC, The Athlete's Foot Marketing Support Fund, LLC, GAC Franchise Brands, LLC, GAC Manufacturing, LLC, GAC Supply, LLC, MaggieMoo's Franchise Brands, LLC, Marble Slab Franchise Brands, LLC, PM Franchise Brands, LLC, PT Franchise Brands, LLC, and ShBx IP Holdings LLC; (iii) cause NB Supply Management Corp. to sell to Purchaser certain specified assets, and to assign to Purchaser certain specified liabilities; and (iv) cause NexCen Franchise Management, Inc. to sell to Purchaser certain specified assets, and to assign to Purchaser certain specified liabilities (such shares and assets, collectively the "NexCen Franchise Business"). The purchase price is subject to closing adjustments for cash, indebtedness, other than borrowings under the BTMUCC Credit Facility, which will be satisfied at closing, working capital and other specified items, including approval of the stockholders of NexCen. The agreement does not provide for any post-closing indemnities. The transaction is expected to close in the third quarter of 2010.

        In connection with the sale transaction, and as contemplated by the sale agreement, NexCen's Board of Directors expects to approve, and recommend to stockholders the adoption of a plan of

NEXCEN BRANDS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(13) SUBSEQUENT EVENTS (Continued)

dissolution that, absent the emergence of a higher value alternative, would be implemented after the closing of the sale transaction. Subject to the resolution of existing and contingent liabilities and claims, as required by Delaware law, it is expected that the plan of dissolution will result in a liquidating distribution to NexCen's stockholders. NexCen cannot yet predict with certainty the timing or amount of any such distribution.

        In conjunction with the sale agreement, NexCen and certain of our subsidiaries entered into an accord and satisfaction agreement with BTMUCC, under which BTMUCC will accept a portion of the sale proceeds (but in no event less than $98.0 million), at the closing of the sale transaction, in full satisfaction of the outstanding indebtedness owed to BTMUCC. The accord and satisfaction agreement provides that the Issuer and the Co-Issuers can satisfy and permanently extinguish all outstanding obligations under the BTMUCC Credit Facility (which was an aggregate principal amount (plus accrued and unpaid interest) of $136.4 million as of April 30, 2010) through the payment of (i) $98.0 million, (ii) the amount by which aggregate consideration for the sale of the Company (after giving effect to various adjustments) exceeds $112.5 million, (iii) the amount by which the Company's cash (after giving effect to various adjustments) exceeds $6.0 million, and (iv) all outstanding third-party fees and expenses of BTMUCC . NexCen will retain the balance of the sale proceeds, plus a portion of the cash on hand. NexCen and certain of our subsidiaries also entered into an amendment and waiver agreement with BTMUCC on May 13, 2010, which includes certain limited waivers of covenants and obligations in the existing credit agreement with BTMUCC to facilitate the completion of, and assist NexCen in remaining in compliance with the BTMUCC Credit Facility pending completion of, the sale transaction.

        For additional information about the agreements with LLCP and BTMUCC, as well as copies of the agreements, see our Current Report on Form 8-K filed with the SEC on May 17, 2010.

ITEM 2.    MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

FORWARD-LOOKING STATEMENTS

        In this Report, we make statements that are considered forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The words "anticipate," "believe," "estimate," "intend," "may," "will," "expect," and similar expressions often indicate that a statement is a "forward-looking statement." Statements about non-historic results also are considered to be forward-looking statements. None of these forward-looking statements are guarantees of future performance or events, and they are subject to numerous risks, uncertainties and other factors. Given the risks, uncertainties and other factors, you should not place undue reliance on any forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include those discussed throughout this Report, in Item 1A, under the heading "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2009 ("2009 10-K"), and our other periodic reports filed with the Securities and Exchange Commission. Forward-looking statements reflect our reasonable beliefs and expectations as of the time we make them, and we have no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

OVERVIEW

        NexCen is a strategic brand management company that owns and manages a portfolio of seven franchised brands, operating in a single business segment: Franchising. Five of our brands (Great American Cookies, Marble Slab Creamery, MaggieMoo's, Pretzel Time and Pretzelmaker) are in the QSR industry. The other two brands (TAF and Shoebox New York) are in the retail footwear and accessories industry. All seven franchised brands are managed by NFM, a wholly owned subsidiary of NexCen. Our franchise network, across all of our brands, consists of approximately 1,700 stores in 38 countries.

        We earn revenues primarily from the franchising, royalty, licensing and other contractual fees that third parties pay us for the right to use the intellectual property associated with our brands and from the sale of cookie dough and other ancillary products to our Great American Cookies franchisees. We are expanding production capabilities of our manufacturing facility in 2010 to enable us to produce and sell pretzel mix to our pretzel franchisees.

        We discuss our business in detail in Item 1—Business of our 2009 10-K, and we discuss the risks affecting our business in Item 1A—Risk Factors of our 2009 10-K.

        As discussed in Note 13—Subsequent Events to our Unaudited Condensed Consolidated Financial Statements contained in this report, on May 13, 2010 we entered into an agreement to sell our franchise business, including all seven of our existing brands. Completion of the sale is subject to various closing conditions, including the approval of NexCen's stockholders. We expect the transaction to close in the third quarter. The decision to sell the business resulted from an extensive strategic review of various alternatives to address our debt and capital structure, which we began in November 2009 and carried out with the assistance of an investment bank.

CRITICAL ACCOUNTING POLICIES

        Critical accounting policies are the accounting policies that are most important to the presentation of our financial condition and results of operations and require management's most difficult, subjective or complex estimates and judgments. Our critical accounting policies include valuation of our deferred tax assets, valuation of trademarks and intangible assets, valuation of stock-based compensation and valuation of allowances for doubtful accounts. We discuss these critical accounting policies in detail in our 2009 10-K in Item 7 under the heading "Critical Accounting Policies." We also discuss our significant accounting policies in Note 2 to our Unaudited Condensed Consolidated Financial Statements contained in this Report and in Notes 2 and 3 to our Audited Consolidated Financial Statements included in Item 8 in our 2009 10-K.

        We discuss new accounting pronouncements in Note 2 to the Unaudited Condensed Consolidated Financial Statements contained in this Report.

SEASONALITY

        The business associated with certain of our brands is seasonal. However, we believe the seasonality of our brands is complementary, so that the Company's operations do not experience material seasonality on an aggregate basis. For example, average sales of our mall-based QSR brands (Great American Cookies, Pretzel Time, and Pretzelmaker) are higher during the winter months, especially in December, whereas average sales of our ice cream brands (MaggieMoo's and Marble Slab Creamery) are higher in the summer months and lower during the winter months.

RESULTS OF CONTINUING OPERATIONS FOR THREE MONTH PERIODS ENDED MARCH 31, 2010 AND MARCH 31, 2009

Royalty, Franchise Fee, Factory, Licensing and Other Revenues

        We recognized $10.0 million in revenues for the three months ended March 31, 2010, a decrease of $1.9 million, or 16%, in revenues from the three months ended March 31, 2009. Of the $10.0 million in revenues recognized for the three months ended March 31, 2010, $4.9 million related to royalties, a decrease of $0.9 million, or 15%, from the 2009 comparable quarter; $4.2 million related to factory revenues from the sales of cookie dough and other products to our Great American Cookies franchisees, a decrease of $0.3 million, or 6%, from the 2009 comparable quarter; $0.6 million related to franchise fees, a decrease of $0.8 million, or 57%, from the 2009 comparable quarter; and $0.3 million related to licensing and other revenues, which remained flat as compared to the 2009 comparable quarter. Other revenues consist primarily of management fees paid to us from the Shoebox New York joint venture and rebates earned from vendors with which we conduct business.

        Our royalty revenues have declined as a result of the quarter-over-quarter lower store count, reduced consumer spending which has affected all of our brands, as well as a decline in TAF revenue as a result of the August 6, 2009 FAF Australia and New Zealand licensing transaction. Because of the economic factors that negatively affected our revenues during 2009, we currently are unable to determine whether our revenues will stabilize or will continue to decline in 2010.

        We generally record franchise fee revenues upon the opening of the franchisee's store, which is dependent on, among other factors, real estate availability, construction build-out, and financing. Thus, we experience variability in our initial franchise fee revenue from both our sales of new franchises and in the timing of the opening of the franchisee's store. The quarter-over-quarter decrease in initial franchise fees reflects the difficulties we have experienced in selling new franchises in light of the challenged economic environment and the lack of ready credit to current and prospective franchisees who generally depend upon financing from banks or other financial institutions in order to construct and open new units.

        The quarter-over-quarter decrease in our factory revenue is due to lower consumer sales of products from our Great American Cookies franchised stores, resulting in decreased demand for cookie dough from our franchisees.

Cost of Sales

        For the three months ended March 31, 2010, we incurred $2.7 million in cost of sales, a decrease of 6%, from the 2009 comparable quarter. Cost of sales is comprised of raw ingredients, labor and other direct manufacturing costs associated with our manufacturing facility. The gross profit margin on the manufacture and supply of cookie dough and the supply of ancillary products sold through our Great American Cookies franchised stores remained steady at 36% for the three months ended March 31, 2010 and 2009.

Selling, General and Administrative Expenses ("SG&A")

        SG&A expenses consist primarily of compensation and personnel related costs, rent and facility related support costs, travel, advertising, bad debt expense and stock compensation expense.

        For the three months ended March 31, 2010, we recorded Franchising SG&A expenses of $2.9 million, a decrease of 6% from the 2009 comparable quarter. This quarter-over-quarter decrease reflects reductions in general office expenses as well as improved collections and fewer past due balances resulting in lower bad debt expense. We recorded Corporate SG&A expenses of $1.4 million for the three months ended March 31, 2010, a decrease of 32% from the 2009 comparable quarter. This quarter-over-quarter decrease is primarily the result of cost reduction measures, resulting in, among other things, lower rent and banking fees, and the Company's corporate restructuring in 2009 which has resulted in lower payroll costs.

Professional Fees

        Franchising professional fees primarily consist of legal and accounting fees associated with franchising activities and trademark maintenance. Corporate professional fees primarily consist of legal fees associated with public reporting, compliance and litigation, and accounting fees related to auditing and tax services.

        For the three months ended March 31, 2010, we incurred professional fees related to franchising of $0.3 million, a decrease of 35% from the 2009 comparable quarter. We incurred corporate professional fees of $0.5 million for the three months ended March 31, 2010, a decrease of 36% from the 2009 comparable quarter. The quarter-over-quarter decrease in both franchising and corporate professional fees reflects negotiated reductions in fees and reduced need for outside professionals for reporting, compliance and litigation matters.

Strategic Initiative Expenses

        Strategic initiative expenses of $0.1 million for the three months ended March 31, 2010 represent legal costs, incremental board fees and other related costs associated with identifying and evaluating alternatives to our debt and capital structure.

Depreciation and Amortization

        Depreciation expenses arise from property and equipment purchased for use in our operations. We include depreciation relating to our factory operations in cost of sales. Amortization costs arise from amortizable intangible assets acquired in acquisitions.

        For the three months ended March 31, 2010, we recorded depreciation and amortization expense of $0.3 million, a decrease of 65% from the 2009 comparable quarter. The quarter-over-quarter decrease is primarily the result of accelerated depreciation expense related to the New York headquarters office which ceased in August 2009.

Operating Income (Loss)

        As a result of the foregoing factors, operating income for the three months ended March 31, 2010 was $1.7 million, a decrease of 3% from the 2009 comparable quarter.

Interest Income

        Interest income primarily reflects the interest earned on our average cash balances. Interest income also includes interest earned from the loan agreement with the TAF MSF. For the three months ended March 31, 2010, we recognized interest income of less than $0.1 million compared to $0.1 million for the three months ended March 31, 2009.

Interest Expense

        For the three months ended March 31, 2010, we recorded interest expense of $2.6 million, a decrease of 9% from the 2009 comparable quarter. Interest expense consists primarily of interest incurred in connection with our borrowings related to our continuing operations under the BTMUCC Credit Facility. Interest expense also includes amortization of deferred loan costs and debt discount of $0.3 million and $0.4 million, respectively, for the three months ended March 31, 2010 and 2009, and imputed interest of less than $0.1 million for both the three months ended March 31, 2010 and 2009, related to a long-term consulting agreement liability assumed in the TAF acquisition (which expires in 2028). The quarter-over-quarter decrease in interest expense is primarily due to decreased borrowings related to our continuing operations (including as a result of additional, unscheduled principal payments of $5.0 million in August 2009 and $1.4 million in February 2010) and lower interest rates on our variable rate debt. For additional details regarding the BTMUCC Credit Facility, see Note 7—Debt to our Unaudited Condensed Consolidated Financial Statements contained in this report.

Other Income

        For the three months ended March 31, 2010 and 2009, we recorded other income of $0.1 million and $0.3 million, respectively. Other income consists primarily of earnings from our equity investment in Shoebox New York.

Loss From Continuing Operations Before Income Taxes

        As a result of the foregoing factors, loss from continuing operations before income taxes for the three months ended March 31, 2010 was $0.7 million, an improvement of 1% from the 2009 comparable quarter.

Income Taxes

        For both the three months ended March 31, 2010 and 2009, we recorded a current provision for income taxes of $0.1 million, consisting of state income taxes and foreign taxes withheld on franchise royalties received from foreign based franchisees in accordance with applicable tax treaties. We recorded no deferred income tax expense. We compute our current and deferred quarterly income tax expense or benefit based upon an estimate of the annual effective tax rate from continuing operations.

        For a further discussion of the Company's income taxes, including deferred tax assets and liabilities, see Note 9—Income Taxes to our Unaudited Consolidated Financial Statements contained in this report.

FINANCIAL CONDITION

        Our financial condition and liquidity as of March 31, 2010 raise substantial doubt about our ability to continue as a going concern. We remain highly leveraged; we have no additional borrowing capacity under the BTMUCC Credit Facility; and the BTMUCC Credit Facility imposes restrictions on our ability to freely access the capital markets. The BTMUCC Credit Facility also imposes various restrictions on our use of cash generated from operations. See Note 1(c)—Liquidity and Going Concern to our Unaudited Condensed Consolidated Financial Statements contained in this report. We are subject to numerous prevailing economic conditions and to financial, business, and other factors beyond our control. In addition, the BTMUCC Credit Facility obligates us to make a scheduled principal payment of $34.5 million on our Class B Franchise Note in July 2011. We currently do not expect that we will be able to meet this obligation. To date, we have received waivers or amendments from BTMUCC, including reduction of interest rates, deferral of scheduled principal payment obligations and certain interest payments, waiver and extension of time related to the obligations to issue dilutive warrants, allowance of certain payments to be excluded from debt service obligations, as well as relief from debt coverage ratio requirements, certain capital and operating expenditure limits, certain loan-to-value ratio requirements, certain free cash flow margin requirements and the requirement to provide financial statements by certain deadlines. We anticipate that, absent further waivers and amendments, we will breach certain covenants under the BTMUCC Credit Facility in 2010. Accordingly, we have classified all of the debt outstanding under the BTMUCC Credit Facility as a current liability as of March 31, 2010 and December 31, 2009.

        If we fail to meet debt service obligations or otherwise fail to comply with the financial and other restrictive covenants, we would default under our BTMUCC Credit Facility, which could then trigger, among other things, BTMUCC's right to accelerate all payment obligations, foreclose on virtually all of the assets of the Company and take control of all of the Company's cash flow from operations. (See Note 7—Debt to the Unaudited Condensed Consolidated Financial Statements contained in this report for details regarding the security structure of the debt.)

        In the wake of our efforts to stabilize the Company, we have evaluated our business and concluded that for long-term growth and viability of our business, we must address the Company's debt and capital structure. In November 2009, we retained an investment bank to assist us in identifying and evaluating alternatives to the Company's current debt and capital structure, including recapitalization of the Company, restructuring of our debt and/or sale of some or substantially all of our assets.

        On May 13, 2010, in connection with NexCen's agreement to sell our franchise business to an affiliate of LLCP for $112.5 million, subject to certain closing adjustments, NexCen and certain of our subsidiaries entered into agreements with BTMUCC that are intended to facilitate and support the completion of the sale transaction. The agreements provide for the satisfaction of the debt owed to BTMUCC and the release of liens in favor of BTMUCC, upon payment to BTMUCC of a portion of the sale proceeds (in no event less than $98 million), as well as certain limited waivers of covenants and obligations in the BTMUCC Credit Facility to facilitate the completion of, and assist NexCen in remaining in compliance with the BTMUCC Credit Facility pending completion of, the sale transaction. As of April 30, 2010, the outstanding amount of indebtedness owed to BTMUCC was $136.4 million. See Note 13—Subsequent Events to our Unaudited Condensed Consolidated Financial Statements contained in this report for additional information about the agreements with LLCP and BTMUCC.

        During the three months ended March 31, 2010, our total assets decreased by $2.6 million, and our total liabilities decreased by $2.0 million.

        As of March 31, 2010, we had a total of approximately $7.7 million of cash and cash equivalents including $3.7 million of cash received from franchisees and licensees that is being held in lockbox accounts established with our commercial bank in connection with the BTMUCC Credit Facility to perfect the lender's security interest in such cash receipts. Cash and cash equivalents also includes $0.6 million of cash previously restricted to secure a letter of credit for our New York office lease. On April 29, 2010, we entered into an amendment to the lease for the Company's New York office which reduced the rent by approximately $50,000 per month effective as of January 15, 2010. In connection with the execution of this amendment, we replaced the letter of credit to secure the lease. See Note 13—Subsequent Events to our Unaudited Condensed Consolidated Financial Statements contained in this report.

        As of March 31, 2010, we had no short-term restricted cash. As of December 31, 2009, we had short-term restricted cash of $1.4 million representing the cash held in lockbox accounts that we expected would not be released to the Company but instead would be applied to pay down principal of our debt. In December 2009, we exceeded the total annual expense limit for 2009 established by the BTMUCC Credit Facility (which limit does not apply to cost of goods for our manufacturing facility). Under the BTMUCC Credit Facility, we are not reimbursed out of the cash in the lockbox accounts for any expenses paid in excess of our annual expense limit. Instead those amounts are released to BTMUCC to pay down principal in excess of scheduled principal payments. In order to manage our cash balance, we deferred payment of certain expenses incurred in excess of our 2009 expense limit until the expense limit reset for 2010. On January 14, 2010, we entered into an amendment of the BTMUCC Credit Facility that, among other things, essentially allowed the Company to increase its expense limit retroactively for 2009 by $0.5 million by decreasing its expense limit for 2010 by the same amount. (See Note 7—Debt to our Unaudited Condensed Consolidated Financial Statements contained in this report.) We may exceed our expense limit in 2010, and we can provide no guarantees that our current cash on hand and cash from operations after debt service will continue to satisfy our working capital requirements in the future. In February 2010, the $1.4 million of short-term restricted cash was applied as additional principal payments on our debt.

        As of March 31, 2010, we had long-term restricted cash of $0.4 million. Approximately $0.1 million of the long-term restricted cash is used for a security deposit on our NFM lease, and the remainder consists of a portion of the fees that we received from the TAFA Licenses, which we are permitted under the BTMUCC Credit Facility to use to fund the capital improvements to expand the production capabilities of our manufacturing facility to enable us to produce and sell pretzel mix to our pretzel franchisees. We plan to utilize this $0.3 million of restricted cash during the second quarter of 2010 to fund the balance of the capital improvements.

        The following table reflects the use of net cash from operations, investing, and financing activities for the three month periods ended March 31, 2010 and 2009 (in thousands).

	March 31,
	2010	2009
Net income adjusted for non-cash activities	$596	$1,126
Working capital changes	583	(636)
Discontinued operations	17	(133)

Net cash provided by operating activities	1,196	357
Net cash provided by (used in) investing activities	1,190	(1,061)
Net cash used in financing activities	(2,489)	(296)

Net decrease in cash and cash equivalents	$(103)	$(1,000)

        Cash flow from operating activities consists of (i) net income adjusted for depreciation, amortization, impairment charges and certain other non-cash items; (ii) changes in working capital; and (iii) cash flows from discontinued operations. We generated $1.2 million in cash provided by operating activities during in the three months ended March 31, 2010, an increase of $0.8 million from $0.4 million in the same period of 2009. The year-over-year improvement is primarily the result of increased cash from working capital purposes, partially offset by declines in net income adjusted for non-cash activities.

        Net cash provided by investing activities for the three months ended March 31, 2010 was $1.2 million, including a $2.0 million decrease in short-term restricted cash used to pay down debt for capital improvements to expand production capabilities of our manufacturing facility to enable us to produce and sell pretzel mix to our pretzel franchisees as permitted under the BTMUCC Credit Facility, partially offset by $0.8 million of purchases of property and equipment. Net cash used in investing activities for the three months ended March 31, 2009 was $1.1 million, which was primarily the result of the temporary use of $1.0 million as cash collateral pending the transfer of a letter of credit that supported certain lockbox arrangements with our lender.

        Net cash used in financing activities for the three months ended March 31, 2010 and 2009 was $2.5 million and $0.3 million, respectively, consisting of principal payments on debt and payments of contingent consideration related to a settlement agreement with the former owners of MaggieMoo's. In February 2010, we made a $1.4 million additional principal payment given that we exceeded our 2009 expense limit under the BTMUCC Credit Facility.

CONTRACTUAL OBLIGATIONS

        We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

Off Balance Sheet Arrangements

        We maintain advertising funds in connection with our franchised brands ("Marketing Funds"). Franchisees fund the Marketing Funds pursuant to franchise agreements. We consider these Marketing Funds to be separate legal entities from the Company and use them exclusively for marketing of the respective franchised brands. TAF MSF is a Marketing Fund for the TAF brand. Historically, on an as needed basis, we advanced funds to the TAF MSF under a loan agreement. The terms of the loan agreement include a borrowing rate of prime plus 2%, and repayment by the TAF MSF with no penalty, at any time. As of March 31, 2010, we had a receivable balance of $1.1 million from the TAF MSF. We do not consolidate Marketing Funds. For further discussion of Marketing Funds, see Note 2(q) to our Unaudited Condensed Consolidated Financial Statements contained in this report.

ITEM 3.    QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        The Company is exposed to certain market risks, which exist as part of our ongoing business operations. The following discussion about our market risk disclosures involves forward-looking statements. Actual results could differ materially from those projected in these forward-looking statements.

Interest Rate Risk

        Our primary exposure to market risk is to changes in interest rates on our long-term debt. As of March 31, 2010, the Company had outstanding borrowings of $136.5 million under the BTMUCC Credit Facility in three separate tranches: (1) approximately $83.8 million of Class A Franchise Notes, (2) approximately $35.5 million of a Class B Franchise Note and (3) $17.2 million of a Deficiency Note. The Class B Franchise Note and the Deficiency Note both bear a fixed interest rate. The Class A Franchise Notes, representing 61% of the outstanding debt as of March 31, 2010, bear interest at 30-day LIBOR plus 3.75% per year through July 31, 2011 and then LIBOR plus 5% per year thereafter until maturity on July 31, 2013. Although LIBOR rates fluctuate on a daily basis, our LIBOR rate resets monthly on the 15th day of each month.

        We are subject to interest rate risk on our rate-sensitive financing to the extent interest rates change. Our fixed and variable rate debt as of March 31, 2010 is shown in the following table (in millions).

	Balance	% of Total
Fixed Rate Debt	$52.7	39%
Variable Rate Debt	83.8	61%

Total long-term debt	$136.5	100%

        The estimated fair value of the Company's debt as of March 31, 2010 was approximately $95.6 million.

        A change in LIBOR can have a material impact on our interest expense and cash flows. Under our BTMUCC Credit Facility and based upon the principal balance as of March 31, 2010, a 1% increase in 30-day LIBOR would result in additional $0.8 million in interest expense per year, while a 1% decrease in LIBOR would reduce interest expense by $0.8 million per year. We did not as of March 31, 2010, and do not currently, utilize any type of derivative instruments to manage interest rate risk. If our lender requests it, however, we will be obligated to hedge the interest rate exposure on our outstanding debt if 30-day LIBOR exceeds 3.5%.

Foreign Exchange Rate Risk

        The Company is exposed to fluctuations in foreign currency on a limited basis due to our international franchisees that transact business in currencies other than the U.S. dollar. However, we do not expect the overall exposure to foreign exchange gains and losses to have a material impact on the consolidated results of operations. Because we collect international development fees and store opening fees in U.S. dollars, our foreign currency exchange exposure primarily involves continuing royalty revenues from our international franchisees. International revenues, including royalty, franchise fee and factory revenues were approximately $0.8 million or 8.2% of our total revenues.

ITEM 4(T).    CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

        Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we evaluated the effectiveness of our disclosure controls and procedures, as such terms are defined in Rule 13a-15(e) and Rule 15d-15(e) under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), as of March 31, 2010. Disclosure controls and procedures refer to controls and procedures designed to ensure that information required to be disclosed in reports that we file or submit under the Exchange Act is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure, and that such information is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms.

        Based on their evaluation, the Chief Executive Officer and the Chief Financial Officer of the Company have concluded that the Company's disclosure controls and procedures were effective as of March 31, 2010.

Changes in Internal Control Over Financial Reporting

        There were no changes in the Company's internal control over financial reporting, as such term is defined in Rule 13a-15(f) and Rule 15d-15(f) under the Exchange Act, that occurred during the period covered by this quarterly report that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.

PART II—OTHER INFORMATION

ITEM 1.    LEGAL PROCEEDINGS

        See Note 11 to the Unaudited Condensed Consolidated Financial Statements contained in this report.

ITEM 1A.    RISK FACTORS

        Information regarding risk factors appears in "Forward-Looking Statements," in the Part I, Item 2 of this Report and in Part I—Item 1A of the 2009 10-K. As of the date of this filing, the following are material changes in the risk factors previously disclosed in Part I—Item 1A of the 2009 10-K.

The transaction with an affiliate of LLCP may not be completed, which could materially and adversely impact our business, financial condition and results of operations.

        To complete the sale of NexCen's franchise business to an affiliate of LLCP, NexCen stockholders must approve the transaction because it will be considered a sale of substantially all of the Company's assets. In addition, the sale agreement contains additional closing conditions that may not be satisfied or waived. If we are unable to complete the transaction, NexCen would be subject to a number of risks, including the following:

  •
  We may not be able to identify an alternate sale transaction or otherwise complete a recapitalization of the Company or restructuring of our debt to address our current debt and capital structure. If an alternate sale transaction is identified, such alternate sale transaction may not result in an equivalent amount of consideration to that proposed in this transaction;

  •
  The trading price of our common stock may decline to the extent that the current market price reflects a market assumption that the transaction will be completed;

  •
  Under the agreement with BTMUCC, we have received waivers of certain anticipated breaches of the BTMUCC Credit Facility through the close of the proposed transaction. We have not reached any agreement with BTMUCC regarding waivers of breaches should we be unable to close the transaction. Without such waivers, we anticipate that we will breach certain covenants in 2010 and fail to make a required scheduled principal payment of $34.5 million in July 2011. If we fail to meet debt service obligations or otherwise fail to comply with the financial and other restrictive covenants, we would default under our BTMUCC Credit Facility, which could then trigger, among other things, BTMUCC's right to accelerate all payment obligations, foreclose on virtually all of the assets of the Company and take control of all of the Company's cash flow from operations; and

  •
  The Company will incur significant transaction, compliance and other transaction related fees and costs (including, in many circumstances, an obligation to reimburse LLCP's affiliate for its transaction costs up to $500,000 plus, in most cases (and particularly if we complete an alternate transaction), to pay a termination fee to LLCP's affiliate of $4.5 million) which will need to be paid out of current cash on hand and cash from operations after debt service. The terms of the BTMUCC Credit Facility limit the amount of cash flow from operations that may be used for operating expenses and other general corporate purposes. We anticipate that payment of any such amounts would adversely affect the Company's cash balance, its ability to comply with the 2010 expense limit under the BTMUCC Credit Facility, and our ability to satisfy our working capital requirements in the future.

        The occurrence of any of these events individually or in combination could have a material adverse effect on our business, financial condition and results of operation.

The fact that there is a transaction pending could have a material and adverse effect on our business, financial condition and results of operations.

        While the transaction is pending, it creates uncertainty about our future. As a result of this uncertainty, franchisees and other business partners may decide to delay, defer or cancel entering into new franchising or other business arrangements with us pending completion or termination of the transaction.

        In addition, while the transaction is pending, we are subject to a number of risks, including:

  •
  The diversion of management and employee attention from the day-to-day business of the Company;

  •
  The potential disruption to our franchisees, business partners, vendors and other service providers;

  •
  The loss of employees who may depart due to their concern about losing their jobs following the transaction; and

  •
  We may be unable to respond effectively to competitive pressures, industry developments and future opportunities.

        The occurrence of any of these events individually or in combination could have a material adverse effect on our business, financial condition and results of operation.

The sale agreement limits our ability to pursue alternatives to the transaction.

        The acquisition agreement contains provisions that make it more difficult for us to sell our franchising business to a party other than LLCP. These provisions include a general prohibition on the Company from soliciting, initiating or knowingly encouraging any acquisition proposal for a competing transaction, the requirement that the Company pay a termination fee of $4.5 million if the sale agreement is terminated in specified circumstances, and subject to certain exceptions, the requirement that the Company submit the principal terms of the proposed transaction to a vote of the Company's stockholders, even if the Company's Board of Directors decides not to recommend that stockholders vote in favor of the transaction.

        These provisions could discourage a third party that might have an interest in acquiring all of or a significant part of the Company from considering or proposing any acquisition, even if that party were prepared to pay consideration with a higher value than the consideration to be paid by LLCP. Furthermore, the payment of the termination fee could also have an adverse effect on our financial condition.

        Additionally, LLCP has a right to be advised of and to submit a new offer not less favorable to the Company than any unsolicited third-party acquisition offer, as set forth in the acquisition agreement, which could make it more difficult for the Company to complete an alternative transaction or discourage a third party from making an unsolicited offer.

If the pending sale transaction is completed, the Company will not have an active business or assets to generate revenue.

        If the transaction is completed, the Company will have sold substantially all of its assets. Currently, all of the Company's revenue from operations is generated from its franchise business and the subsidiaries being transferred in the pending sale transaction. If the transaction closes, we will have no active business left to operate, we will have no assets with which to generate revenue, and we will have transferred as part of the transaction substantially all of our employees (other than employees at our corporate headquarters in New York). Nevertheless, we will have cash on hand, certain liabilities and continuing obligations.

        In connection with the sale transaction, and as contemplated by the sale agreement, our Board of Directors expects to approve, and recommend to stockholders the adoption of a plan of dissolution that, absent the emergence of a higher value alternative, would be implemented after the closing of the sale transaction. If the plan of dissolution is not approved or implemented, and if an alternative is not identified and we are required to continue for an extended period without a source of revenue, the proceeds from the sale transaction that we retain will be depleted, which will reduce (and could over time eliminate) amounts that otherwise are expected to be available for distribution to stockholders.

If we complete the pending sale transaction and proceed with a dissolution of the Company, the amount or timing of any distributions to our stockholders is difficult to estimate, because there are many factors, some of which are outside of our control, that could affect our ability to make such distributions.

        If we complete the pending sale transaction and proceed with dissolution of the Company, the timing and amount of any distributions to our stockholders is difficult to estimate and is subject to variation, including because of matters beyond our control. The timing and amount of any such distributions will depend upon a variety of factors, including but not limited to, whether the pending sale transaction closes on the current terms, the timing of the closing of that transaction, the impact of any negative adjustments to the purchase price for our business (pursuant to the terms of the existing sale agreement), the amount we are required to pay to satisfy our known liabilities and obligations, the amount of liabilities and obligations that we incur in the future, our future operating costs, potential limitations on the use of our tax loss carry-forwards to offset any taxable gain arising out of completion of the pending sale transaction, the resolution of currently known contingent liabilities, the amount of any unknown or contingent liabilities of which we become aware in the future, general business and economic conditions, and other similar matters. We will continue to incur claims, liabilities and expenses from operations (such as operating costs, salaries, directors' and officers' insurance, payroll and local taxes, legal and accounting fees, compliance costs, and miscellaneous office expenses) as we seek to close the sale transaction and then as we wind down the business. As a result, if the dissolution process takes longer, we are likely to have less money available to distribute to our stockholders. For all of these reasons, any estimates regarding our anticipated expense levels and the amount we would expect to have available to distribute to our stockholders may be inaccurate.

The pending sale transaction may limit our ability to utilize our tax loss carry-forwards.

        If the Company does not maintain involvement in an active trade or business following the closing of the pending sale transaction, it may be deemed to constitute a constructive liquidation of the Company or a constructive liquidation of certain subsidiaries of the Company, for income tax purposes. If the completion of the pending sale transaction is deemed a constructive liquidation of the Company or a constructive liquidation of certain of the subsidiaries, the Company or certain of its subsidiaries may lose, permanently, the ability to utilize their tax loss carry-forwards following completion of the transaction .

ITEM 2.    UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

        None.

ITEM 3.    DEFAULT UPON SENIOR SECURITIES

        None.

ITEM 4.    (REMOVED AND RESERVED)

ITEM 5.    OTHER INFORMATION

        None.

ITEM 6.    EXHIBITS

Exhibits

*2.1	Acquisition Agreement, dated as of May 13, 2010, by and between NexCen Brands, Inc. and Global Franchise Group, LLC. (Designated as Exhibit 2.1 to the Form 8-K filed on May 17, 2010)
*3.1	Certificate of Incorporation of NexCen Brands, Inc. (Designated as Exhibit 3.1 to the Form 10-Q filed on August 5, 2005)
*3.2	Certificate of Amendment of Certificate of Incorporation of NexCen Brands, Inc. (Designated as Exhibit 3.1 to the Form 8-K filed on November 1, 2006)
*3.3	Amended and Restated By-laws of NexCen Brands, Inc. (Designated as Exhibit 3.1 to the Form 8-K filed on March 7, 2008)
*10.1
Waiver and Sixth Amendment dated January 14, 2010, by and among NexCen Brands, Inc., NexCen Holding Corporation, the Subsidiary Borrowers parties thereto, and BTMU Corporation. (Designated as Exhibit 10.1 to the Form 8-K filed on January 15, 2010)
*10.2
Waiver and Seventh Amendment dated February 10, 2010, by and among NexCen Brands, Inc., NexCen Holding Corporation, the Subsidiary Borrowers parties thereto, and BTMU Corporation. (Designated as Exhibit 10.1 to the Form 8-K filed on February 12, 2010)
*10.3
Waiver and Eighth Amendment dated March 12, 2010, by and among NexCen Brands, Inc., NexCen Holding Corporation, the Subsidiary Borrowers parties thereto, and BTMU Corporation. (Designated as Exhibit 10.1 to the Form 8-K filed on March 17, 2010)
*10.4
Ninth Amendment dated March 30, 2010, by and among NexCen Brands, Inc., NexCen Holding Corporation, the Subsidiary Borrowers parties thereto, and BTMU Corporation. (Designated as Exhibit 10.1 to the Form 8-K filed on March 31, 2010)
*10.5
Waiver and Tenth Amendment dated April 20, 2010, by and among NexCen Brands, Inc., NexCen Holding Corporation, the Subsidiary Borrowers parties thereto, and BTMU Corporation. (Designated as Exhibit 10.1 to the Form 8-K filed on April 20, 2010)
10.6	Lease between Deka First Real Estate USA L.P. and Aether Holdings, Inc., dated September 29, 2006
10.7	First Amendment of Lease between NexCen Brands, Inc. and 1330 Acquisition Co. LLC, dated April 29, 2010
*10.8
Accord and Satisfaction Agreement, dated as of May 13, 2010, by and among NexCen Brands, Inc., NexCen Holding Corporation, the Subsidiary Borrowers parties thereto, the Managers parties thereto, BTMU Capital Corporation, as Agent for the Noteholders, and the Noteholders (as defined in the agreement). (Designated as Exhibit 10.1 to the Form 8-K filed on May 17, 2010)
*10.9
Wai ver and Omnibus Amendment, dated as of May 13, 2010, by and among BTMU Capital Corporation as Agent and as Noteholder, NexCen Holding Corporation as Issuer, NexCen Brands, Inc., and the Subsidiary Borrowers parties thereto. (Designated as Exhibit 10.2 to the Form 8-K filed on May 17, 2010)
31.1	Certification pursuant to 17 C.F.R § 240.15d-14 (a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 for Kenneth J. Hall.
31.2	Certification pursuant to 17 C.F.R § 240.15d-14 (a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 for Mark E. Stanko.

**32.1	Certifications pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 for Kenneth J. Hall and Mark E. Stanko.

*
Incorporated by reference.

**
These certifications are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part this Quarterly Report on Form 10-Q or as a separate disclosure document.

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Quarterly Report on Form 10-Q to be signed on its behalf by the undersigned, thereunto duly authorized on May 17, 2010.

NEXCEN BRANDS, INC.
By:	/s/ KENNETH J. HALL KENNETH J. HALL Chief Executive Officer

Exhibit 31.1

SECTION 302 CERTIFICATIONS

I, Kenneth J. Hall, certify that:

        1.     I have reviewed this quarterly report on Form 10-Q of NexCen Brands, Inc.;

        2.     Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

        3.     Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

        4.     The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:

          a)    designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b)    designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c)     evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this quarterly report based on such evaluation; and;

          d)    disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth quarter in the case of the annual report) that has materially affected, or is reasonably likely to materially affect the registrant's internal control over financial reporting; and

        5.     The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

          a)    all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

          b)    any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: May 17, 2010

/s/ KENNETH J. HALL Chief Executive Officer

Exhibit 31.2

SECTION 302 CERTIFICATIONS

I, Mark E. Stanko, certify that:

        1.     I have reviewed this quarterly report on Form 10-Q of NexCen Brands, Inc.;

        2.     Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

        3.     Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

        4.     The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:

          a)    designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b)    designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c)     evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this quarterly report based on such evaluation; and;

          d)    disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth quarter in the case of the annual report) that has materially affected, or is reasonably likely to materially affect the registrant's internal control over financial reporting; and

        5.     The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

          a)    all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

          b)    any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: May17, 2010

/s/ MARK E. STANKO Chief Financial Officer

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of NexCen Brands, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, to the best of his knowledge and in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

          1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ KENNETH J. HALL	May 17, 2010
Kenneth J. Hall Chief Executive Officer
/s/ MARK E. STANKO	May 17, 2010
Mark E. Stanko Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to NexCen Brands, Inc. and will be retained by NexCen Brands, Inc. and furnished to the Securities and Exchange Commission or its staff upon request

Annex F

ACCORD AND SATISFACTION AGREEMENT

Dated as of May 13, 2010,

between

NEXCEN HOLDING CORPORATION,

THE SUBSIDIARY BORROWERS PARTY HERETO,

THE MANAGERS PARTY HERETO,

NEXCEN BRANDS, INC.

BTMU CAPITAL CORPORATION,
as Agent,

and

the NOTEHOLDERS (defined herein)

ACCORD AND SATISFACTION AGREEMENT

        THIS ACCORD AND SATISFACTION AGREEMENT, dated as of May 13, 2010 (as it may be amended or modified from time to time, this "Agreement"), is entered into by and between NEXCEN HOLDING CORPORATION, a Delaware corporation (the "Issuer"), each of the Subsidiary Borrowers set forth on the signature pages below (each, a "Co-Issuer" and collectively, the "Co-Issuers"), each of the Managers set forth on the signature pages below, NEXCEN BRANDS, INC., a Delaware corporation (collectively, the "NexCen Entities" and each individually, a "NexCen Entity"), BTMU CAPITAL CORPORATION, a Delaware corporation, as Agent (together with its successors and assigns, "Agent") for the Noteholders (as defined in the Security Agreement) (defined herein), and the Noteholders (the Noteholders, collectively with the Agent, the "Noteholder Parties" and each individually, a "Noteholder Party").

R E C I T A L S :

        A.    Agent, the Noteholders and the NexCen Entities are parties to that certain Amended and Restated Note Funding Agreement, dated as of August 15, 2008 (as the same has been and may be further amended, modified, supplemented or restated from time to time, collectively, the "Note Funding Agreement"), pursuant to which loans in the aggregate original principal amount of $175,660,114.01 (the "Loans") were made to the Issuer and the Co-Issuers.

        B.    The Loans are evidenced by certain Amended and Restated Notes (as the same have been and may be further amended, modified, supplemented or restated from time to time, collectively, the "Notes") in the original principal face amount set forth on Schedule I hereto and secured by that certain Amended and Restated Security Agreement, dated as of August 15, 2008, as amended by that certain First Amendment to Security Agreement, dated as of September 11, 2008, that certain Second Amendment to Security Agreement, dated as of December 24, 2008, that certain Omnibus Amendment, dated as of January 27, 2009, that certain Waiver and Omnibus Amendment, dated as of July 15, 2009, that certain Omnibus Amendment, dated as of August 6, 2009, that certain Waiver and Sixth Amendment to Security Agreement, dated as of January 14, 2010, that certain Waiver and Seventh Amendment to Security Agreement, dated as of February 10, 2010, that certain Waiver and Eighth Amendment to Security Agreement, dated as of March 12, 2010, that certain Ninth Amendment to Security Agreement, dated as of March 30, 2010, that certain Waiver and Tenth Amendment to Security Agreement, dated as of April 20, 2010, and that certain Waiver and Omnibus Amendment (the "Omnibus Amendment") dated as of the date hereof (and attached in its original form as Exhibit A hereto) and entered into concurrently herewith (as the same has been and may be further amended, modified, supplemented or restated from time to time, collectively, the "Security Agreement" and together with the Note Funding Agreement, the Notes and all other documents evidencing, securing or otherwise related to the Loans or the Security Agreement, the "Transaction Documents").

        C.    Pursuant to the Transaction Documents, Agent procured the issuance of a letter of credit, No. S015717 (with an issue date of May 20, 2009), in the amount of $1,600,000 for the benefit of JP Morgan (the "Letter of Credit").

        D.    Based on Agent's books and records, $136,374,096 in aggregate principal and accrued and unpaid interest (excluding the face amount of the Letter of Credit) was owing by the NexCen Entities under the Transaction Documents as of April 30, 2010 (the "April 30, 2010 Balance").

        E.    The parties have discussed, simultaneously with the consummation of the sale (the "Sale"), pursuant to that certain Acquisition Agreement, dated as of May 13, 2010 (the "Sale Agreement"), by and between NexCen Brands, Inc. and Global Franchise Group, LLC (the "Purchaser"), of the Acquired NC Assets (as defined in the Sale Agreement) (the "Sale Assets"), the resolution of liability of the NexCen Entities under the Transaction Documents through a possible discounted cash payment and related consideration, and Agent and the Noteholders are prepared to accept such a resolution, but only upon and subject to the terms and conditions set forth herein, including the payment to Agent of the Cash Consideration (as such term is defined herein), the payment to Agent of all outstanding Agent's Professionals and Consultants Fees invoiced as of the Effective Date (as such term is defined herein), and the return of the original of the Letter of Credit, undrawn, to Agent on or before the Effectiveness Deadline (as such term is defined herein), time being of the essence.

        NOW THEREFORE, the parties hereto agree, subject to the satisfaction of the conditions precedent set forth in Section 8 hereof (except with respect to Sections 4, 6, 9 and 11 hereof), as follows:

        SECTION 1.    INCORPORATION OF RECITALS; DEFINITIONS.

          SECTION 1.1    Incorporation of Recitals.    The Recitals are incorporated herein and made a part hereof of this Agreement.

          SECTION 1.2    Definitions.    All capitalized terms used in this Agreement shall have the meanings set forth in (or by reference in) the Security Agreement, unless otherwise defined herein or the context otherwise requires. This Agreement shall be interpreted in accordance with Section 11.14 hereof. The following terms when used herein shall have the following meanings:

          "Agent" is defined in the preamble.

          "Agreement" is defined in the preamble.

          "April 30, 2010 Balance" is defined in the Recitals.

          "Authorized Officer" means, relative to each NexCen Entity, those of its officers whose signatures and incumbency shall have been certified to Agent pursuant to Section 8.4 hereof.

          "Avoided Transfer" is defined in Section 10 hereof.

          "Cash Consideration" is defined in Section 2.1 hereof.

          "Claims" shall mean, with respect to any Person, any and all claims, counterclaims, actions, causes of action (including any relating in any manner to any existing litigation or investigation), suits, obligations, controversies, debts, liens, contracts, agreements, covenants, promises, liabilities, defenses (including any asserted in any counterclaim or other pleading), damages, losses, demands, penalties, threats, compensation, losses, costs, judgments, orders, interest, cost or expense (including attorneys' fees and expenses) of any kind, type, nature, character or description whatsoever, including whether in law, equity or otherwise, whether now known or unknown, whether in contract, in tort or otherwise, whether choate or inchoate, whether contingent or vested, whether liquidated or unliquidated, whether fixed or unfixed, whether matured or unmatured, whether suspected or unsuspected and whether or not latent, concealed, sealed or hidden, of any such Person or which may be asserted by any such Person, through any such Person or otherwise on any such Person's behalf (including those which may be asserted by any Derivative/Successor Person of such Person or on any derivative basis or may be created or imputed by any Governmental Authority or any other Person).

          "Closing" is defined in Section 7 hereof.

          "Co-Issuers" and "Co-Issuer" are defined in the preamble.

          "Consideration" is defined in Section 2.1 hereof.

          "Derivative/Successor Person" shall mean, with respect to any Person, any other Person (including any former, current or future employee, officer, agent, attorney, accountant, consultant, board member, shareholder, parent, subsidiary, partnerships, joint venture, other affiliate, spouse, relative, heir, beneficiary, legal representative, or creditor) and any of the foregoing's respective successors or assigns who has asserted, may assert or has attempted or may attempt to assert any Claims by or otherwise belonging to any such Person, through any such Person or otherwise on behalf of any such Person (including on any derivative basis). For avoidance of doubt, and by way of example, in connection with Section 4 hereof, the initial reference to "Person" and the subsequent reference to "such Person" in this definition would be, in each case, to such NexCen Entity.

          "Effective Date" is defined in Section 7 hereof.

          "Effectiveness Deadline" is defined in Section 2.1 hereof.

          "Indemnified Amounts" is defined in Section 11.12 hereof.

          "Issuer" is defined in the preamble.

          "Letter of Credit" is defined in the Recitals.

          "Loans" is defined in the Recitals.

          "NexCen Entities" and "NexCen Entity" are defined in the preamble.

          "NexCen-Related Claims" is defined in Section 4 hereof.

          "Notes" is defined in the Recitals.

          "Note Funding Agreement" is defined in the Recitals.

          "Noteholder Parties" and "Noteholder Party" are defined in the preamble.

          "Noteholder Released Party" shall mean each Noteholder Party, any counterparty under a Hedge Agreement, any issuer of a Letter of Credit, each Indemnified Party, or any Person who at any time was a Noteholder Party, a counterparty under a Hedge Agreement, any issuer of a Letter of Credit, or an Indemnified Party, and each of any of the foregoing's respective former, current and future subsidiaries, parents, partnerships, joint ventures, other affiliates, officers, directors, employees, attorneys, accountants, consultants, board members, shareholders, parents, spouses, relatives, representatives, agents, heirs, executors, administrators, predecessors and any of the foregoing's respective successors and assigns and such parties collectively, the "Noteholder Released Parties."

          "Noteholders" is defined in the preamble.

          "Omnibus Amendment" is defined in the Recitals.

          "Person" means any individual, corporation partnership, limited liability company, joint venture, joint-stock company, trust (including beneficiary thereof), unincorporated association or government or any agency or political subdivision thereof (including any Governmental Authority) or other entity, whether acting in an individual, fiduciary, or other capacity.

          "Purchaser" is defined in the Recitals.

          "Regulatory-Directed Note Transfer" is defined in Section 6.2 hereof.

          "Sale" is defined in the Recitals.

          "Sale Assets" is defined in the Recitals.

          "Sale Assets Subject Parties" means the Purchaser, Levine Leichtman Capital Partners IV, L.P. (including its parallel investments funds), Levine Leichtman Capital Partners, Inc., any Acquired Company (as defined in the Sale Agreement) and each of any of the foregoing's, officers, directors, employees, attorneys, accountants, consultants, board members, shareholders, members, managers, general partners, limited partners, parents, spouses, relatives, representatives, agents, heirs, executors, administrators, predecessors and any of the foregoing's respective successors and assigns.

          "Sale Agreement" is defined in the Recitals.

          "Security Agreement" is defined in the Recitals.

          "Surviving Contingent Obligations" is defined in Section 2.1 hereof.

          "Termination Date" is defined in Section 9 hereof.

          "Termination Event" is defined in Section 9 hereof.

          "Transaction Document Obligations" is defined in Section 2.1 hereof.

          "Transaction Documents" is defined in the Recitals.

        SECTION 2.    AGREEMENT AS TO RESOLUTION OF THE NEXCEN ENTITIES' LIABILITY; SCOPE OF AGREEMENT

          SECTION 2.1    Agreement as to Resolution of the NexCen Entities' Liability.    Agent and the Noteholders agree, subject to the other provisions of this Agreement, to accept: (1) the payment in immediately available funds on the date of the consummation of the Sale of an amount equal to the sum of (a) $98,000,000, (b) the amount, if any, by which the Aggregate Consideration (as defined in the Sale Agreement) exceeds $112,500,000 (after giving effect to the Estimated Net Working Capital Adjustment, the Adjustment for Estimated Closing Date Funded Indebtedness, the Estimated Special Adjustment and the Estimated Deferred Revenue Adjustment (but excluding the Estimated Cash) (each as defined in the Sale Agreement)), and (c) the amount, if any, by which the Cash (as defined in the Sale Agreement), less the Estimated Net Working Capital Adjustment, the Estimated Special Adjustment and the Estimated Deferred Revenue Adjustment (each as defined in the Sale Agreement) (but only to the extent such adjustments results in a decline in the Aggregate Consideration (under and as defined in the Sale Agreement)), exceeds $6,000,000 (collectively, the "Cash Consideration"), (2) the payment of all outstanding Agent's Professionals and Consultants Fees invoiced as of the Effective Date (as such term is defined herein), (3) the return to Agent of the original of the Letter of Credit, undrawn, for cancellation, and (4) the release of liability set forth in Section 4 hereof (clauses 1, 2, 3, and 4 collectively referred to herein as the "Consideration"), in complete satisfaction of each NexCen Entity's liability for the obligations owing under any and all of the Transaction Documents (the "Transaction Document Obligations") (except for such contingent obligations that by the terms of the Transaction Documents survive payment in full of the other amounts owing under the Transaction Documents (the "Surviving Contingent Obligations")), so long as this Agreement has not been terminated and otherwise becomes effective pursuant to the provisions hereof (including that the payment of the Cash Consideration and the return of the original of the Letter of Credit, undrawn, occurs) on or before 5:00 p.m. New York City time on October 1, 2010 (the "Effectiveness Deadline"), time being of the essence.

          SECTION 2.2    Scope of Agreement.    The scope of the benefits of this Agreement as to any NexCen Entity is limited solely as set forth in Section 2.1 hereof. No other Person shall be a third party beneficiary with respect to any such benefits as to any such NexCen Entity set forth in such Section 2.1.

        SECTION 3.    UNDERTAKING TO PROCURE CONSIDERATION.

        Each NexCen Entity agrees to use commercially reasonable efforts to obtain the Cash Consideration in full and the return of the Letter of Credit, undrawn, for cancellation on or before the Effectiveness Deadline, and each NexCen Entity agrees, upon receipt of the Cash Consideration (or the original Letter of Credit, as the case may be) to pay or deliver, as applicable, the Cash Consideration and the original Letter of Credit, undrawn, to Agent.

        SECTION 4.    RELEASE AND COVENANT NOT TO SUE

        In consideration of the agreements and understandings in this Agreement and effective upon the occurrence of (and as of) the Effective Date or the Termination Date, whichever is earlier, each NexCen Entity, for itself and for its Derivative/Successor Persons, hereby knowingly and voluntarily, unconditionally and irrevocably, absolutely, finally and forever releases, acquits and discharges each Noteholder Released Party from any Claims resulting from, in connection with, arising out of or otherwise relating in any manner whatsoever to any of the Transaction Documents or this Agreement (other than Claims relating to a breach of this Agreement or a breach of the Omnibus Amendment by a Noteholder Released Party), or any of the transactions contemplated thereby or hereby (including the making or maintenance of any loans or other advances in connection therewith) and/or any NexCen Entity's credit, banking or other similar relationship with any Noteholder Released Party that has existed or may have existed (or could be deemed to have existed or may be deemed to exist) at any time on or prior to the Effective Date or Termination Date, as applicable, including which relates or may relate in any manner whatsoever to any facts in existence on or at any time prior to the Effective Date or Termination Date, as applicable ("NexCen-Related Claims").

        SECTION 5.    DEEMED PAYMENT OF TRANSACTION DOCUMENT OBLIGATIONS.

        Upon the effectiveness of this Agreement pursuant to Section 8 hereof (including the timely payment of the Cash Consideration, the timely payment of all outstanding Agent's Professionals and Consultants Fees invoiced as of the Effective Date (as such term is defined herein), and timely delivery of the original of the Letter of Credit, undrawn, to Agent) and, after such effectiveness, subject only to Section 10 hereof, each NexCen Entity shall be deemed to have satisfied in full, and accordingly, to have been released from, the Transaction Document Obligations (other than the Surviving Contingent Obligations), and the Sale Assets and all other assets of each NexCen Entity subject to Liens granted under or pursuant to the Transaction Documents, including pursuant to the Security Agreement, shall be deemed to have been released from any and all Liens. Thereupon, at each NexCen Entity's sole, but joint and several, cost and expense, Agent shall promptly execute and deliver to the NexCen Entities such documents and releases provided to Agent by such NexCen Entities as are necessary to release the Noteholders Parties' security for the Notes from the lien of the Security Agreement and the other Transaction Documents, including UCC termination statements, and discharges of the Security Agreement and any mortgages, deeds of trust or equivalent recordings of Liens on real property of the NexCen Entities provided to Agent, and Agent shall deliver the original certificates evidencing any equity interest in any NexCen Entity and any promissory note or other instrument (including any appropriate lost note affidavit) or security physically held by Agent as part of the Collateral. Agent shall cause all of the foregoing documents to be delivered to counsel for the NexCen Entities immediately prior to Closing to be held in escrow pursuant to an escrow agreement in form and substance acceptable to Agent in its sole and absolute discretion, pending the earlier to occur of the Closing or any Termination Event (in the case of the latter, counsel for the NexCen Entities shall promptly re-deliver all documents to Agent). The preparation and recording of such documents and releases is solely the obligation of the NexCen Entities. For avoidance of doubt, Agent and the Noteholder Parties hereby acknowledge that upon (and after) the effectiveness of this Agreement pursuant to Section 8 hereof, each of Agent and each Noteholder Party, for itself and its respective Derivative/Successor Persons, shall be deemed, as of the Effective Date, to have hereby knowingly and voluntarily, unconditionally and irrevocably, absolutely, finally and forever disclaimed any ability to assert (and shall not be entitled to assert) any Claims, including any Claims relating to the Surviving Contingent Obligations, any Indemnified Amounts, or any Avoided Transfer, against the Sale Assets Subject Parties individually or against the Sale Assets in the possession, ownership, and control of the Sale Assets Subject Parties.

        SECTION 6.    REPRESENTATIONS, WARRANTIES, ACKNOWLEDGMENTS, AND UNDERTAKINGS

          SECTION 6.1    NexCen Entity Representations, Warranties, Acknowledgments, and Undertakings.    Each NexCen Entity hereby acknowledges and covenants to Agent and the Noteholders that the April 30, 2010 Balance (and the contingent reimbursement obligations with respect to the Letter of Credit) were fully owing as of such date and that, without limiting the generality of the foregoing or of the release set forth in Section 4 hereof, there exists no offsets, counterclaims, or defenses to payment or performance of the Transaction Documents Obligations as of the date hereof. Each NexCen Entity further covenants to provide Agent with any amendment or other modification of the Sale Agreement, promptly upon the execution and delivery thereof. Each NexCen Entity hereby represents and warrants to Agent and the Noteholders that each of the following statements is true, accurate and complete as of the date hereof: (a) it has carefully read and fully understands all of the terms and conditions of this Agreement, (b) it has consulted with, or has had a full and fair opportunity to consult with, an attorney of its choosing regarding the terms and conditions of this Agreement, (c) it has had a full and fair opportunity to participate in the drafting of this Agreement, (d) it is freely, voluntarily, knowingly and intelligently entering into this Agreement, (e) it has not relied upon any representation, warranty or covenant of Agent, any Noteholder, or any other Noteholder Released Party not expressly set forth herein in entering into each of this Agreement and the Sale Agreement, (f) it has not assigned any NexCen-Related Claims to any other Person, (g) the officer or other agent executing and delivering each of this Agreement and the Sale Agreement on its behalf has been fully and legally authorized to do so, (h) the execution and delivery of each of this Agreement and the Sale Agreement is within such party's corporate powers, has been authorized by all necessary corporate action, has received all necessary governmental approval (if any shall be required) and does not and will not as of the date hereby contravene or conflict with any provision of law applicable to such party or of the charter or by-laws of such party or of any agreement binding upon such party, (i) each of this Agreement and the Sale Agreement is a valid and binding agreement of such NexCen Entity, enforceable against such NexCen Entity in accordance with its terms, subject to the qualification, however, that the enforcement of the rights and remedies herein is subject to bankruptcy and other similar laws of general application affecting rights and remedies of creditors and the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law) and (j) no litigation (including derivative actions), arbitration proceedings or governmental proceedings are, to the actual knowledge of such party, pending or threatened against such party which would (singly or in the aggregate), if adversely determined, prohibit or declare illegal the execution, delivery or performance of this Agreement, the Sale Agreement or any material term hereof or thereof. Each NexCen Entity hereby further acknowledges and covenants to Agent and the Noteholders that (i) without limiting the limited nature of the other provisions of this Agreement (including Section 11.5 hereof), neither Agent nor any Noteholder is undertaking (or shall be deemed to have undertaken) any obligation or duty in any manner whatsoever with respect to the treatment and/or distribution of any of the Sale (or other collateral) proceeds remaining at any NexCen Entity after the satisfaction of such entity's obligations hereunder and (ii) such NexCen Entity shall undertake to treat and/or disburse any such proceeds in accordance with its legal obligations (if any) with respect thereto.

          SECTION 6.2    Noteholder Party Representations and Warranties.    Each of Agent and each of the Noteholders hereby represents and warrants to each NexCen Entity as follows: (a) it has carefully read and fully understands all of the terms and conditions of this Agreement, (b) it has consulted with, or has had a full and fair opportunity to consult with, an attorney of its choosing regarding the terms and conditions of this Agreement, (c) it has had a full and fair opportunity to participate in the drafting of this Agreement, (d) it is freely, voluntarily, knowingly and intelligently entering into this Agreement, (e) it has not relied upon any representation, warranty or covenant of any NexCen Entity not expressly set forth herein or in any Transaction Document in entering into this Agreement, (f) as of the date of the execution and delivery of this Agreement, it has not assigned any amount owing under or any of its rights under any of the Transaction Documents to any other Person, (g) the officer or other agent executing and delivering this Agreement on its behalf has been fully and legally authorized to do so, (h) the execution and delivery of this Agreement is within such party's corporate powers, has been authorized by all necessary corporate action, has received all necessary governmental approval (if any shall be required) and does not and will not as of the date hereby contravene or conflict with any provision of law applicable to such party or of the charter or by-laws of such party or of any agreement binding upon such party, (i) this Agreement is a valid and binding agreement of such party, enforceable against such party in accordance with its terms, subject to the qualification, however, that the enforcement of the rights and remedies herein is subject to bankruptcy and other similar laws of general application affecting rights and remedies of creditors and the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), (j) no litigation (including derivative actions), arbitration proceedings or governmental proceedings are, to the actual knowledge of such party, pending or threatened against such party which would (singly or in the aggregate), if adversely determined, prohibit or declare illegal the execution, delivery or performance of this Agreement or any material term hereof, (k) the Noteholders executing this Agreement represent all of the holders of the outstanding Notes issued by the Issuer and Co-Issuers under the Transaction Documents, and (l) the books and records of Agent reflect that, as of April 30, 2010, $136,374,096 in aggregate principal and accrued and unpaid interest was outstanding under the Notes. Each of Agent and each Noteholder hereby covenants and agrees that it will not assign, convey, sell, participate or otherwise transfer any interest in any of the Transaction Documents (including in or to any of the obligations arising under or otherwise relating to the Transaction Documents) prior to the Effectiveness Deadline except solely in the event that any regulatory or other Governmental Authority with jurisdiction over any Noteholder Party or any affiliate of any Noteholder Party directs such assignment, conveyance, sale, participation, or other transfer (any such directed transfer, a "Regulatory-Directed Note Transfer"); provided, however, that any Regulatory-Directed Note Transfer shall remain subject to the provisions of this Agreement (to the extent that this Agreement previously has not been terminated pursuant to its terms) , and any transferee, as a condition of the effectiveness any such Regulatory-Directed Note Transfer, shall be required to so acknowledge in writing concurrently with the effectiveness thereof.

        SECTION 7.    CLOSING

        The closing of the transactions provided for under this Agreement (the "Closing") shall take place on or before the Effectiveness Deadline on the date so designated by the parties prior thereto on which the conditions to effectiveness set forth in Section 8 hereof have been satisfied and/or waived by the parties (the date, if any, on or before the Effectiveness Deadline on which the last of the conditions set forth in Section 8 hereof having been completed, performed or satisfied being the "Effective Date"). The Closing shall occur in the offices of Agent's attorneys, Mayer Brown LLP, 71 South Wacker Drive, Chicago, Illinois 60606, or at any other place as the parties hereto may agree in writing. In lieu of an in-person Closing, the Closing may occur at the discretion of the parties via courier delivery of the original of the Letter of Credit, undrawn, via facsimile or e-mail transmission of the executed other documents (with originals to be subsequently delivered via courier or messenger), and the receipt by wire transfer of the Cash Consideration and Agent's Professionals and Consultants Fees by Agent in immediately available funds.

        SECTION 8.    CONDITIONS TO EFFECTIVENESS OF AGREEMENT

        In order for this Agreement to become effective, the following conditions precedent must be completely performed or otherwise satisfied by the pertinent party, to the satisfaction of the party in whose favor the pertinent condition is, in such party's sole discretion, on or before the Effectiveness Deadline (or such earlier date as specifically set forth herein), time being of the essence:

          SECTION 8.1    Agreements.    Each party hereto shall have received a counterpart of this Agreement that has been duly executed by all of the parties hereto, and the NexCen Entities shall have provided Agent with a true and correct copy of the Sale Agreement as executed and delivered.

          SECTION 8.2    Payment of Cash Consideration and Agent's Professionals and Consultants Fees.    The Cash Consideration and Agent's Professionals and Consultants Fees (invoiced as of the Effective Date) in immediately available funds via wire transfer instructions to be provided by Agent shall have been received by Agent.

          SECTION 8.3    Return of the Letter of Credit.    The original Letter of Credit, undrawn, shall have been returned to Agent for cancellation.

          SECTION 8.4    Secretary's Certificate.    Agent shall have received a certificate (in the form of Exhibit B hereto) executed by the Secretary or Assistant Secretary of each NexCen Entity and dated as of the Effective Date, certifying (1) an attached copy of duly adopted resolutions of its board of directors authorizing or certifying the execution, delivery and performance by such NexCen Entity of this Agreement and the transactions contemplated thereby and (2) that there have been no amendments, supplements or modifications to any of the articles of incorporation, by-laws or certificate of incumbency previously delivered to Agent or the accuracy and completeness of any such amendments, supplements or modifications attached thereto.

          SECTION 8.5    No Injunction, Etc.    No order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or Governmental Authority that prohibits the execution or delivery of this Agreement or the performance of any of the terms hereof or of any agreement contemplated by this Agreement and no proceeding by any Governmental Authority or instrumentality is, to the actual knowledge of any NexCen Entity, pending or threatened, which seeks to prohibit or declare illegal the execution or delivery of this Agreement or the performance of any of the terms hereof or of any of the other agreements contemplated by this Agreement.

          SECTION 8.6    Accuracy of Representations and Warranties.    The representations and warranties of the NexCen Entities contained herein shall be true and correct as of Effective Date as though restated on and as of the Effective Date.

          SECTION 8.7    Compliance Certificate.    Agent shall have received a certificate (in the form of Exhibit C hereto) signed by an Authorized Officer (and dated as of the Effective Date) as to each NexCen Entity's compliance with the conditions set forth in Sections 8.5 and 8.6 hereof, upon which Agent may (but shall not be obligated to) rely in deeming the Effective Date to have occurred.

          SECTION 8.8    Legal Opinions.    Agent shall have received such legal opinions substantially to the effect as described on Schedule II hereto (subject to customary exceptions and assumptions) and dated as of the Effective Date from outside counsel to the NexCen Entities in form and substance reasonably acceptable to Agent.

          SECTION 8.9    Wire Transfer Verification.    Agent shall have received a flow of funds statement with respect to the transactions contemplated herein and in the Sales Agreement at least two Business Days prior to the Effective Date. In connection with any wire transfer, the NexCen Entities shall have provided to Agent information reasonably satisfactory to Agent regarding the source of any such wire transfer, including information regarding the initiating bank, account, and account owner relating to any such wire transfer, to enable Agent to conduct its standard internal due diligence with respect to the receipt of any such wire transfer.

          SECTION 8.10    Miscellaneous.    Such other documents, agreements and certificates as Agent may reasonably request.

        SECTION 9.    EFFECT OF FAILURE OF AGREEMENT TO BECOME EFFECTIVE

        Other than the provisions of this Section 9 and Sections 4, 6, and 11 hereof, none of the terms, conditions or provisions contained in this Agreement is intended to be enforceable or interpreted, or shall be construed, against any of the parties hereto unless and until all of the conditions precedent set forth in Section 8 hereof are satisfied (or waived in writing by the parties) on or before the Effectiveness Deadline. This Agreement shall be null and void (except for the provisions of this Section 9 and Sections 4, 6, and 11 hereof) upon the earlier to occur of (a) a Termination Event, or (b) 5:00 p.m. New York City time on the Effectiveness Deadline if all of the conditions precedent set forth in Section 8 that are required to have been satisfied on or before a specific date have not been satisfied (or waived in writing by the parties) by that date (the "Termination Date"). If this Agreement shall be null and void pursuant to the foregoing sentence, each of the parties in all respects shall be returned to the respective positions each occupied prior to the execution of this Agreement (except for the provisions of Sections 4, 6, and 11 hereof), all as if this Agreement had never been executed and delivered. For purposes hereof, "Termination Event" shall mean (a) the Sale Agreement, as executed and delivered, provides for Aggregate Consideration (as defined in the Sale Agreement) of less than $112,500,000 (prior to any adjustment for Closing Date Funded Indebtedness, any Net Working Capital Adjustment, any Special Adjustment or any Deferred Revenue Adjustment and excluding Cash (each, as defined in the Sale Agreement) that results in a downward adjustment), (b) any NexCen Entity's failure to comply strictly with any of the provisions set forth in this Agreement, (c) the Sale Agreement is terminated (or the Sale is actually or constructively abandoned) for any reason whatsoever, (d) the economic provisions of the Sale Agreement (including Sections 1.03, 1.04 or 2.04 thereof) are modified (without written consent of Agent) from the manner in which such provisions are set forth in the version of the Sale Agreement provided by the NexCen Entities to Agent on the date hereof via e-mail transmission to Agent's counsel at approximately 3:50 a.m. EDT, or (e) any Event of Default (as defined in the Security Agreement) specified as an "Excluded Default" in Section 6(b) of the Omnibus Amendment occurs after the date hereof.

        SECTION 10.    EFFECT OF AVOIDANCE AND RECOVERY OF CONSIDERATION TRANSFERRED TO NOTEHOLDER UNDER THIS AGREEMENT

        If any court of competent jurisdiction by a final order shall at any time determine that any payment or other transfer or assignment made pursuant to the provisions of this Agreement (or pursuant to the provisions of any agreement or instrument contemplated hereby) constitutes a fraudulent transfer, voidable preference or other avoidable transfer under applicable law, or shall otherwise avoid or nullify such payment under any other theory, and shall require, whether by order, judgment, declaration or otherwise, Agent, the Noteholders, or any other Noteholder Released Parties to pay all or any part thereof (an "Avoided Transfer") to any NexCen Entity or to any related trustee, receiver or custodian, then, any rule of law or equity or agreement of the parties to the contrary notwithstanding, immediately (upon the election of Agent) and without any notice or other action by Agent or any designee thereof or any other Person, the claims of Agent , any Noteholder, or any other Noteholder Released Party against any NexCen Entity, to the extent of the sum of (a) any and all of the Avoided Transfers and (b) the difference between the April 30, 2010 Balance and the Cash Consideration plus appropriate interest on such difference at the default rate set forth in the Security Agreement through the earlier to occur of (i) the date of the commencement of such action and (ii) the date of the commencement of any bankruptcy case for any NexCen Entity, shall be deemed to have continued in existence as an unsecured claim, notwithstanding their prior receipt and application by Agent and such deemed satisfaction of such difference, and the Transaction Documents (other than with respect to any purported re-imposition of any security interest in or lien on the assets that are the subject of the Sale) shall continue to be effective or reinstated, as the case may be, as to such claims, as though such prior receipt and application by Agent and such deemed satisfaction of such difference had not occurred and been made, and Agent, each Noteholder, and each other Noteholder Released Party shall be entitled to assert all of such claims and any and all of its, rights, powers and/or remedies with respect to such amounts in any NexCen Entity bankruptcy, insolvency or other proceeding as though this Agreement had not been executed.

        SECTION 11.    MISCELLANEOUS

          SECTION 11.1    Waivers, Amendments, Etc.    The provisions of this Agreement may be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by each of the parties hereto.

          SECTION 11.2    Notices.    All notices and other communications provided to any party hereto under this Agreement shall be in writing or by facsimile or e-mail transmission and addressed, delivered or transmitted to such party at its address (including e-mail address) or facsimile number set forth in the applicable Transaction Document or at such other address (including e-mail address) or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile or e-mail, shall be deemed given when transmitted and the party giving such notice shall have received (including either through telephonic communication initiated by it or telephonic communication received by it) telephonic, machine or other confirmation that such notice has been received by the intended recipient.

          SECTION 11.3    Cumulative Remedies.    No failure to exercise, and no delay in exercising, on the part of Agent, any Noteholder, or any other Noteholder Released Parties, of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of either party herein provided are cumulative and not exclusive of any rights, powers or remedies provided by law.

          SECTION 11.4    Survival of Agreements.    All agreements, representations and warranties made herein shall survive the Effective Date.

          SECTION 11.5    Effectiveness and Successors/No Third Party Beneficiaries.    This Agreement shall, upon execution and delivery by all of the parties (and the satisfaction of the other conditions precedent set forth in Section 8 hereof) on or before the Effectiveness Deadline, time being of the essence, become effective and shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that no NexCen Entity may transfer or assign any of its rights or interest hereunder without the prior written consent of Agent. This Agreement is solely for the benefit of the parties hereto and each Noteholder Released Party, and no provision of this Agreement shall be deemed to confer upon any third parties (including any other creditors or parties in interest of any NexCen Entity) other than Noteholder Released Parties any claim, power, remedy, cause of action or other right. Without limiting the generality of the foregoing, the Sale Assets Subject Parties (other than any Acquired Company (as defined in the Sale Agreement)) are not intended to be (and shall not be deemed to be) third party beneficiaries of this Agreement, and Agent and the Noteholder Parties have not undertaken or made (but instead expressly disclaim to have undertaken or made) any duty, obligation, or covenant or any representation, warranty or covenant for the benefit or otherwise in favor of the Sale Assets Subject Parties (other than any Acquired Company (as defined in the Sale Agreement)) or any of the their respective Derivative/Successor Persons.

          SECTION 11.6    Captions.    Captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. References herein to Sections or provisions without reference to the document in which they are contained are references to this Agreement.

          SECTION 11.7    Counterparts.    This Agreement may be executed by the parties on any number of separate counterparts, and by each party on separate counterparts; each counterpart shall be deemed an original; and all of the counterparts taken together shall be deemed to constitute one and the same agreement. Effective delivery of any such executed counterpart hereof may be by facsimile or e-mail transmission.

          SECTION 11.8    Expenses.    Each NexCen Entity shall be jointly and severally responsible for the payment of its own fees and expenses, as well as for the payment of all fees and expenses (including those of any Agent's Professionals and Consultants) incurred by any Noteholder Party in any way arising from, in connection with or otherwise related to the Transaction Documents and/or this Agreement and/or the transactions contemplated therein or herein. For avoidance of doubt, any of such fees and expenses of the professionals retained by Agent and for any other Noteholder Party, including attorneys' fees and expenses, not invoiced on or before the Effective Date shall constitute "Surviving Contingent Obligations" within the meaning of this Agreement.

          SECTION 11.9    Governing Law.    THIS AGREEMENT AND ANY OTHER WRITING EXECUTED IN CONNECTION HEREWITH SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE SATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

          SECTION 11.10    Entire Agreement.    This Agreement, together with the Exhibits and the other documents and writings referred to herein or delivered pursuant hereto, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby. There are no agreements, restrictions, promises, representations, warranties, covenants or undertakings, written or oral, other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the transactions contemplated hereby. This Agreement shall constitute a Transaction Document for the purposes of the Security Agreement.

          SECTION 11.11    Conflicts Among Documents.    Any conflict between the provisions of this Agreement, on the one hand, and the provisions of any of the Transaction Documents, on the other hand, shall be governed by the provisions of this Agreement.

          SECTION 11.12    Indemnification.    Without limiting any other rights which any such Person may have hereunder or under applicable Law, each NexCen Entity agrees, jointly and severally, to indemnify and hold harmless the Agent, each Noteholder, any counterparty to a Hedge Agreement, any issuer of any Letter of Credit, and each other Indemnified Party forthwith on not less than ten (10) Business Days prior written demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of, in connection with or otherwise relating to this Agreement, the transactions contemplated herein, or otherwise arising out of, in connection with or otherwise relating to the actions or failure to act of, or otherwise with respect to, any NexCen Entity.

          SECTION 11.13    No Admission of Any Liability by Noteholder Parties or any other Noteholder Released Parties.    This Agreement is being entered into by Agent and the Noteholders solely for accord and satisfaction purposes. By negotiating and entering into this Agreement, Agent and the

  Noteholders are not making any admission as to the existence, validity or amount of any NexCen-Related Claims, and, on the contrary, Agent and each of the Noteholders, on behalf of itself and each Noteholder Released Party, expressly are disclaiming the existence or validity of any such Claim. Nothing contained in this Agreement shall be deemed (a) to constitute any type of admission of (i) any liability on the part of any Noteholder Party or any other Noteholder Released Party or (ii) the validity of any type of defense that could be asserted by any NexCen Entity with respect to its liability under the Transaction Documents or otherwise or (b) to be otherwise prejudicial in any respect to any Noteholder Party or any other Noteholder Released Party.

          SECTION 11.14    Interpretation.    The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Agreement. The use of the terms "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. Reference to any Person includes such Person's successors and assigns to the extent such successors and assigns are permitted by the terms of the this Agreement or any other agreement contemplated by this Agreement (as the case may be). Reference herein to any agreement, including the Sale Agreement, for the purpose of the incorporation of any definition shall be to such agreement in effect as of the date hereof; otherwise, reference to any agreement (including this Agreement) or other writing means such agreement or other writing as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect on the date hereof, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Bolded references to Sections or Exhibits shall refer to those portions of this Agreement. The use of the terms "hereunder", "hereof", "hereto" and words of similar import shall refer to this Agreement as a whole and not to any particular Section or clause of or Exhibit or Schedule to this Agreement. All terms defined in this Agreement shall have the above-defined meanings when used in any certificate, report or other document made or delivered pursuant to this Agreement, unless the context therein shall clearly otherwise require. In the computation of periods of time in this Agreement from a specified date to a later specified date, the words "to" means "to, but not through". This Agreement and the other documents relating to this Agreement are the result of negotiations among and have been reviewed by counsel to the undersigned, and are the products of all parties. Accordingly, they shall not be construed against (or in favor of) any party or other Person merely because of the extent of such Person's involvement (or non-involvement, as the case may be) in their preparation. Without limiting the generality of the preceding two sentences, and in the event that an ambiguity or question of intent or interpretation arises or is claimed to have arisen or to otherwise exist, this Agreement shall be construed as if drafted jointly, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the purported authorship of any of the provisions of this Agreement.

          SECTION 11.15    Waiver of Right to Jury Trial.    EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY RESPECT OF ANY LITIGATION, SUIT, ACTION OR OTHER PROCEEDING (INCLUDING WITH RESPECT TO ANY COUNTERCLAIM OR DEFENSE) BROUGHT AGAINST ANY PARTY IN ANY MANNER WHATSOEVER RELATING TO THIS AGREEMENT OR ANY OTHER AGREEMENT CONTEMPLATED BY OR OTHERWISE EXECUTED IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR AGENT AND THE NOTEHOLDERS ENTERING INTO THIS AGREEMENT.

        [Signature Page Follows]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

NEXCEN HOLDING CORPORATION
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
NEXCEN BRANDS, INC.
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	General Counsel, Secretary

ATHLETE'S FOOT BRANDS, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
BILL BLASS JEANS, LLC
By: NexCen Holding Corporation Its: Managing Member
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
BILL BLASS INTERNATIONAL, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary

WV IP HOLDINGS, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
PT FRANCHISE BRANDS, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
PT FRANCHISING, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
PM FRANCHISE BRANDS, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
PM FRANCHISING, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary

MARBLE SLAB FRANCHISE BRANDS, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
MARBLE SLAB FRANCHISING, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
MAGGIEMOO'S FRANCHISE BRANDS, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
MAGGIEMOO'S FRANCHISING, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
GAC FRANCHISE BRANDS, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary

GAC FRANCHISING, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
GAC MANUFACTURING, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
GAC SUPPLY, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
SHBX IP HOLDINGS, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
NEXCEN FRANCHISE MANAGEMENT, INC.
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
NEXCEN BRAND MANAGEMENTS, INC.
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary

NB SUPPLY MANAGEMENT CORP.
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary

AGENT:
BTMU CAPITAL CORPORATION, as Agent for the Noteholders
By:	/s/ KATHERINE M. MCCABE
	Name:	Katherine M. McCabe
	Title:	Executive Vice President
NOTEHOLDER:
BTMU CAPITAL CORPORATION
By:	/s/ KATHERINE M. MCCABE
	Name:	Katherine M. McCabe
	Title:	Executive Vice President

EXHIBIT A

ORIGINAL FORM OF OMNIBUS AMENDMENT

EXHIBIT B

FORM OF SECRETARY'S CERTIFICATE

                    , 2010

The undersigned Secretary of [                ] (the "Company") hereby certifies that:

        1.     I am a duly elected, qualified and acting Secretary of the Company and am familiar with the facts herein certified and am duly authorized to certify the same on behalf of the Company.

        2.     Attached hereto as Exhibit A is a true and correct copy of the resolutions adopted by the [Board of Directors] of the Company (the "Resolutions"), authorizing the Company to execute, deliver and perform the Accord and Satisfaction Agreement (the "Agreement"), dated as of the date hereof, by and between the Company, BTMU Capital Corporation ("Agent"). the Noteholders (as defined in the Agreement) and the other parties thereto. The Resolutions are in full force and effect on the date hereof, have not been amended and constitute the only resolutions adopted by the Board of Directors with respect to the transactions contemplated by the Agreement.

        3.     [There have been no amendments, supplements or modifications to any of the [Articles of Incorporation, By-Laws] [Certificate of Formation, Limited Liability Company Agreement] or certificate of incumbency previously delivered to Agent in connection with the Transaction Documents to which the Company is a party, and such [Articles of Incorporation and Bylaws][Certificate of Formation and Limited Liability Company Agreement] has not been further amended and remains in full force and effect as of the date hereof. I know of no plan or proceeding for the dissolution or liquidation of the Company or threatening its existence.(1)

(1)
Select either paragraph 3 or paragraphs 4, 5 and 6, as appropriate.

        4.     [Attached hereto as Exhibit B is a true and correct copy of the [Articles of Incorporation] [Certificate of Formation(and any amendments thereto) of the Company, duly certified by the Secretary of State of [        ] [Certificate of Formation], as in effect on the date hereof and such [Articles of Incorporation][Certificate of Formation] has not been amended and remains in full force and effect as of the date hereof. I know of no plan or proceeding for the dissolution or liquidation of the Company or threatening its existence.]

        5.     [Attached hereto as Exhibit C is a true and correct copy of the [By-Laws] [Limited Liability Company Agreement] of the Company in effect on the date hereof and such [Bylaws][Limited Liability Company Agreement] has not been amended and remains in full force and effect as of the date hereof. I know of no plan or proceeding for the dissolution or liquidation of the Company or threatening its existence.]

        6.     [Each of the persons listed below has been duly elected or appointed, is duly qualified, and on the date hereof is an officer of the Company holding the office set forth opposite his or her name; such persons are authorized to execute and deliver the documents referenced in the Resolutions and any other documents and instruments as are necessary to effectuate the transactions contemplated thereby, and the signature set opposite each such person's name is a true and correct specimen or original of his or her signature.]

NAME	SIGNATURE	TITLE

        7.     Attached hereto as [Exhibit B][Exhibit D] is a copy of the Certificate of the Secretary of the State of Delaware, certifying as to the Company's good standing, which certificate has not been modified or rescinded, and is in full force and effect as of the date hereof.

        IN WITNESS WHEREOF, I have set my hand as of the date first set forth above.

By:
Name:
Title:

        I, [                ], [                ], do hereby certify that [                ] is the duly elected [or appointed] Secretary of the Company and the signature shown above is his/her true and correct signature.

        IN WITNESS WHEREOF, I have hereunto set my hand in my official capacity as of this      day of [                ], 2010.

By:
Name:
Title:

EXHIBIT C—FORM OF COMPLIANCE CERTIFICATE
COMPLIANCE CERTIFICATE

                        , 2010 [TO BE DATED AS OF THE EFFECTIVE DATE]

To:	BTMU Capital Corporation
Attention: [General Counsel]

Ladies and Gentlemen:

        Reference is made to that certain Accord and Satisfaction Agreement, dated as of [      ], 2010, between BTMU Capital Corporation ("Agent"), NexCen Holding Corporation, a Delaware corporation (the "Issuer"), each of the Subsidiary Borrowers set forth on the signature pages thereto (each, a "Co-Issuer" and collectively, the "Co-Issuers"), each of the Managers set forth on the signature pages thereto, NexCen Brands, Inc. (collectively, the "NexCen Entities" and each individually, a "NexCen Entity") and the Noteholders (as defined in the Agreement) (as it may be amended, supplemented, restated or otherwise modified from time to time, the "Agreement"). Terms used but not otherwise defined herein are used herein as defined in the Agreement.

        This Certificate is delivered pursuant to Section 8.7 of the Agreement.

        Each of the NexCen Entities hereby certifies, represents and warrants, as of the date hereof: (i) the representations, warranties, and acknowledgements of such party contained in the Agreement are true and correct as of the date hereof as though stated on and as of the date hereof and (ii) no order, statute, rule, regulation, execution order, injunction, stay, decree or restraining order has been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental or regulatory authority that prohibits the execution, delivery or performance of the Agreement or of any other agreement contemplated by the Agreement, and no proceeding by any governmental or regulatory authority or instrumentality is, to the actual knowledge of such party, pending or threatened that seeks to prohibit or declare illegal the execution, delivery or performance of the Agreement or of any other agreement contemplated by the Agreement.

Very truly yours,
By:
Name:
Title:

SCHEDULE I
PRINCIPAL FACE AMOUNT OF NOTES

Note	Initial Principal Face Amount
TAF NOTE	$20,000,000.00
PT NOTE	$9,300,000.00
PM NOTE	$6,200,000.00
MS NOTE	$11,300,000.00
MM NOTE	$7,000,000.00
GAC NOTE	$14,500,000.00
GAC NOTE	$18,000,000.00
BBI NOTE	$26,312,612.31
WAVERLY NOTE	$21,323,416.01
CLASS B FRANCHISE NOTE	$41,724,085.69

SCHEDULE II

Description of Required Legal Opinions

1.
Each of the NexCen Entities is a corporation or a limited liability company, as the case may be, existing under the Delaware General Corporations Law, as in effect on the date hereof ("DGCL") or the Delaware Limited Liability Company Act, as in effect on the date hereof (the "DLLCA"), as applicable.

2.
Each of the NexCen Entities has the corporate power or limited liability company power and authority, as the case may be, to execute and deliver each of the Accord and Satisfaction Agreement and, if a party thereto, the Sale Agreement and to perform its obligations thereunder, if any.

3.
The board of directors or board of members, as applicable, of each of the NexCen Entities, as applicable, has adopted by requisite vote the resolutions necessary to, and each of the NexCen Entities has taken all other necessary action to, authorize the execution and delivery by such NexCen Entity of each of the Accord and Satisfaction Agreement and the Sale Agreement, and the performance by each such NexCen Entity of its obligations thereunder.

4.
Each NexCen Entity has duly executed and delivered each of the Accord and Satisfaction Agreement and, if a party thereto, the Sale Agreement.

5.
Each of the Accord and Satisfaction Agreement and the Sale Agreement is a valid and binding obligation of each of the NexCen Entities party thereto and is enforceable against each such NexCen Entity in accordance with its terms.

6.
The execution and delivery by each of the NexCen Entities of either of the Accord and Satisfaction Agreement or the Sale Agreement or the performance of its obligations thereunder will not (a) violate any existing provisions of the certificate of incorporation, certificate of formation, bylaws or limited liability company agreement (as applicable) of such NexCen Entity, (b) solely with respect to the Accord and Satisfaction Agreement, constitute a violation by such NexCen Entity of any applicable provision of existing statutory law or governmental regulation applicable to such NexCen Entity and covered by this opinion letter, (c) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any order or judgment of any governmental agency or body or any court, domestic or foreign, of which we are aware, or (d) result in a breach or other violation of, or constitute a default under, any agreement listed on the Schedule I attached hereto (the "Specified Agreements") (except we express no opinion with respect to conflicts, breaches or defaults under any agreement which is not a Specified Agreement or with respect to financial covenants or tests).

7.
No NexCen Entity is presently required to obtain any consent, approval, authorization or order of, or make any filings with any United States federal or State of New York court or governmental body, authority or agency in order to obtain the right (a) to execute and deliver either of the Accord and Satisfaction Agreement or the Sale Agreement, or (b) to perform its obligations under either the Accord and Satisfaction Agreement or the Sale Agreement except for: (i) those obtained or made on or prior to the date hereof, (ii) actions or filings required in connection with the ordinary course conduct by each such person of its business and ownership or operation by each such person of its assets (as to each of which we express no opinion) and (iii) with respect to the Sale Agreement only, those set forth in the Sale Agreement that have been or will be obtainable or make prior to the Effective Date.

8.
To our actual knowledge, no litigation which on the date of this letter is pending against the NexCen Entities with a court seeks to enjoin or obtain damages by reason of the NexCen Entities' execution or delivery of either of the Accord and Satisfaction Agreement or the Sale Agreement or the performance by any of the NexCen Entities of any of its agreements in either the Accord and Satisfaction Agreement or the Sale Agreement.

Annex G

WAIVER AND OMNIBUS AMENDMENT

(ELEVENTH AMENDMENT TO SECURITY AGREEMENT
AND AMENDMENT TO GAC MANUFACTURING
SECURITY AGREEMENT SUPPLEMENT)

        THIS WAIVER AND OMNIBUS AMENDMENT, dated as of May 13, 2010 (this "Waiver and Amendment") is to (i) the Amended and Restated Security Agreement dated as of August 15, 2008 (as the same has been amended, amended and restated, modified or otherwise supplemented from time to time, the "Security Agreement"), by and among NexCen Holding Corporation, a Delaware corporation (the "Issuer"), the Subsidiary Borrowers from time to time party thereto (each, a "Co-Issuer" and collectively, the "Co-Issuers" and together with the Issuer, the "Issuers"), NexCen Brands, Inc., a Delaware corporation and BTMU Capital Corporation, a Delaware corporation (the "Agent"), and (ii) the Amended and Restated Security Agreement Supplement (GAC Manufacturing), dated as of August 15, 2008, by and among the parties hereto (as the same has been amended and restated, modified or otherwise supplemented from time to time, the "GAC Manufacturing Security Agreement Supplement").

RECITALS

        WHEREAS, the parties hereto desire to grant a limited waiver of certain potential defaults, Defaults and Events of Default solely to the extent set forth herein and the parties hereto desire to amend each of the Security Agreement and the GAC Manufacturing Security Agreement Supplement as applicable and as set forth herein; and

        WHEREAS, the parties wish to allow for the withdrawal of funds for the establishment of an account to secure certain obligations NexCen Brands has made to the Purchaser (as defined in the Sale Agreement) all as more fully described herein;

        NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  Section 1    Defined Terms.

        Capitalized terms used but not defined or modified in this Waiver and Amendment shall have the respective meanings assigned to them in (or by reference in) the Standard Definitions attached as Annex A to the Security Agreement (including as amended by this Waiver and Amendment). References to Persons herein shall be deemed to include their permitted successors and assigns. Additionally, and for the avoidance of doubt, all references to "NexCen Brands" and covenants, agreements and Events of Default by NexCen Brands in the Documents shall be deemed to refer to and shall bind any entity, including any other Affiliate thereof, into which NexCen Brands shall merge, or consolidate, or to which NexCen Brands shall contribute, sell, or otherwise transfer any material portion of its assets or liabilities.

  Section 2    Amendments to the Security Agreement.

        The Security Agreement is hereby amended as follows:

          (a)   Subject to Section 4 hereof, Section 3.10 of the Security Agreement shall be amended by (i) replacing the text "May 31, 2010" where it appears therein with the text "the earlier of (x) October 1, 2010 and (y) the occurrence of either a Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement" and (ii) replacing the text "May 31, 2025" where it appears therein with the text "October 1, 2025".

          (b)   Subject to Section 4 hereof, Section 14.1(c) of the Security Agreement shall be amended and restated in its entirety as follows:

            "(c) On any Interim Senior Manager Fee Reimbursement Date, so long as no Default, Event of Default, Manager Termination Event, Termination Event (as defined in the Accord and Satisfaction Agreement) or the Termination Date (as defined in the Accord and Satisfaction Agreement) has occurred or will occur as a result of the release of funds pursuant to this Section 14.1(c) and so long as an Interim Senior Management Fee Reimbursement Event has occurred and is continuing on such date, Wilmington Trust Company shall at the request of the Issuer withdraw funds from the Issuer Collection Account and pay to the Manager an Interim Senior Manager Fee Reimbursement in an amount equal to the lowest of (i) the amount of cash in the Issuer Collection Account, (ii) the earned and unpaid Senior Manager Fee for the related Collection Period, and (iii) the amount so requested by the Issuer; provided, however, the maximum amount of any payment of the Senior Manager Fee pursuant to Section 14.1(a)(ii) or Section 14.1(e)(ii) permitted to be paid on any Payment Date shall be reduced in the amount of all Interim Senior Manager Fee Reimbursements made pursuant to this Section 14.1(c) for the related Collection Period through such Payment Date. Promptly upon any payment by Wilmington Trust Company pursuant to this Section 14.1(c), the Issuer shall provide written confirmation thereof to the Agent, in such reasonable detail as the Agent may request."

          (c)   Subject to Section 4 hereof, the following definitions shall be added to Appendix A in the appropriate alphabetical order:

            "Accord and Satisfaction Agreement":    Shall mean that certain Accord and Satisfaction Agreement, dated as of May 13, 2010, by and between the Issuer, the Co-Issuers, the Managers, NexCen Brands, the Agent and the Noteholder.

            "Interim Senior Manager Fee Reimbursement":    Shall mean a release of funds from the Issuer Collection Account to the Manager, pursuant to and in accordance with the provisions of Section 14.1(c) of the Security Agreement, in the maximum amount of the earned and unpaid Senior Manager Fee for the related Collection Period, to be used solely to make payments (or to be held as working capital for the future making of payments) of Operating Expenses of the Manager.

            "Interim Senior Manager Fee Reimbursement Date":    With respect to May, June, July, August or September of calendar year 2010, shall occur on any Business Day of any such month occurring prior to the Payment Date in such calendar month; provided, however, there shall be no more than two (2) Interim Senior Manager Fee Reimbursement Dates in any such month.

            "Interim Senior Manager Fee Reimbursement Event":    Shall occur with respect to any Interim Senior Manager Fee Reimbursement Date only if, on such Interim Senior Manager Fee Reimbursement Date (and without the occurrence of any intervening Payment Date or Interim Senior Manager Fee Reimbursement Event), the Unrestricted Cash Balance is less that $500,000."

            "Sale Agreement":    Shall mean that certain Acquisition Agreement, dated as of May 13, 2010, by and among NexCen Brands and Global Franchise Group, LLC.

          (d)   The definition of "Letter of Credit" shall be amended and restated in its entirety to read as follows:

            "Letter of Credit":    Shall mean that certain letter of credit issued by The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, No. S015717 (with an issue date of May 20, 2009), in the amount of $1,600,000 for the benefit of JPMorgan Chase Bank, N.A.

  Section 3    Amendment to GAC Manufacturing Security Agreement Supplement.

        Subject to Section 4 hereof, the GAC Manufacturing Security Agreement Supplement is hereby amended be amending and restating Section 3.1.1(c) thereof in its entirety to read as follows:

          "(c) Monies in the GAC Manufacturing Co-Issuer Collection Account may be withdrawn up to three (3) times each calendar month, as directed by its Manager, to make deposits to the GAC Manufacturing Operating Account to the extent necessary to reimburse such account in an amount equal to Cost of Goods incurred up to such point in such month, and not previously reimbursed in such month.

  Section 4    Effectiveness of Amendments.

        Each of the parties hereto acknowledges and agrees that the amendments set forth in Sections 2(a), 2(b), 2(c) and 3 hereof shall no longer be effective and shall be revoked upon the earlier to occur of (i) October 1, 2010 and (ii) the occurrence of either a Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement).

  Section 5    Purchaser Expenses Account.

          (a)   Notwithstanding anything to the contrary herein or in any other Transaction Document, but subject to clause (b) below and the other terms and conditions of this Section 5, on or after the date hereof the Manager shall be permitted to withdraw from any Co-Issuer Collection Account a total of five-hundred thousand Dollars ($500,000) and deposit such amount in a cash collateral account (such account, the "Purchaser Expenses Account") established and maintained with an Eligible Financial Institution, which account shall be in the name of NexCen Brands, and be subject to a deposit account control agreement in favor of, and providing a first priority perfected security interest in such Purchaser Expenses Account, the funds on deposit therein and the proceeds thereof to, the Purchaser (under and as defined in the Sale Agreement) and which deposit account control agreement provides that no funds shall be withdrawn from such account except on the direction of the Purchaser in accordance with Section 5.15 of the Sale Agreement to pay Purchaser Expenses (as defined in the Sale Agreement); provided, however, for the avoidance of doubt, amounts withdrawn pursuant to this clause (a) shall not also be reimbursable to the Manager as Operating Expenses.

          (b)   Prior to any withdrawal and deposit described in clause (a) above, (i) NexCen Brands shall cause the Purchaser Expenses Account, the funds on deposit therein and the proceeds thereof, to be further subject to, and NexCen Brands hereby grants to the Agent as secured party on behalf of the Holders of the NexCen Holding Notes, a second priority perfected security interest therein, and (ii) the Purchaser and the Agent shall have agreed to intercreditor and subordination provisions with respect to Purchaser Expenses Account, the funds on deposit therein and the proceeds thereof which are reasonably satisfactory to each of them. The Agent agrees to promptly review any intercreditor and subordination agreement related to the Purchaser Expenses Account provided to it by NexCen Brands and to use commercially reasonable efforts to enter into any such agreement promptly after the date of this Waiver and Amendment and to take such other actions, if any, reasonably requested by NexCen Brands that are necessary to allow for the withdrawal of funds as described in clause (a) above.

          (c)   The Agent waives any Event of Default arising on or after the date hereof to the extent caused by the establishment of the Purchaser Expenses Account in accordance herewith, including any lien created therein.

          (d)   Subject to clause (e) below, monies in the Purchaser Expenses Account shall be withdrawn, and shall only be withdrawn, pursuant to and in accordance with Section 5.15 of the Sale Agreement, solely to pay Purchaser Expenses (as defined in the Sale Agreement) owing and then payable to the Purchaser pursuant to Section 7.02(c) of the Sale Agreement. Promptly upon the withdrawal of any funds from the Purchaser Expenses Account pursuant to this clause (d), NexCen Brands shall provide written notice thereof to the Agent.

          (e)   At such time as the earliest to occur of (i) payment by NexCen Brands of all amounts due and owing pursuant to Section 7.02 of the Sale Agreement, (ii) the Closing (under and as defined in the Sale Agreement), and (iii) to the extent of any amounts on deposit in the Purchaser Expenses Account not payable as described in clause (d) above, the earlier of (A) October 1, 2010 and (B) the occurrence of a Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement, NexCen Brands shall remit all funds then remaining in the Purchaser Expenses Account to Issuer Collection Account.

  Section 6    Waiver and Forbearance.

          (a)   Subject to the terms and conditions hereof, the Issuer, each Co-Issuer, each Manager and NexCen Brands hereby request, and the Agent and the Noteholder hereby agree, as of the date hereof, to waive the occurrence of any Manager Termination Event, Default or Event of Default arising on or after the date hereof solely to the extent directly caused by the occurrence of the events, breaches or potential breaches set forth on Exhibit A hereto (collectively, the "Potential Defaults") through the earlier to occur of (i) October 1, 2010 and (ii) the occurrence of either a Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement). This Waiver and Amendment shall be strictly limited to its terms. Consistent with the foregoing, nothing contained herein shall be deemed to be a waiver or abandonment of (i) any other event, Manager Termination Event, Default or Event of Default (whether presently or subsequently existing or arising), or (ii) any rights, powers and/or remedies presently or subsequently available to the Agent or the Noteholder against any NexCen Entity (including any of its property) and/or any other Person or entity (including any of such Person's or entity's property) under any of the Transaction Documents, applicable law or otherwise, relating to any matter other than solely with respect to the Potential Defaults to the extent described herein, each of which rights, powers or remedies is hereby specifically and expressly reserved.

          (b)   Notwithstanding anything to the contrary herein or in any other Transaction Document, other than the limited waivers of the Potential Defaults as described in clause (a) above which are not effected by this clause (b), the Agent and the Noteholders agree that, from the date hereof through the earlier of (i) October 1, 2010 and (ii) the occurrence of either a Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement, the Agent and the Noteholders shall forbear from exercising any of their rights, powers and remedies against any NexCen Entity or any of their respective property, including, foreclosure on any Collateral, arising as a result of the occurrence of any Default or Event of Default other than any Default or Event of Default described in Sections 6.1(1), (2), (3), (4) (solely with respect to delivery of the Manager Report and the weekly reporting required pursuant to Section 12.10(q)(i) of the Security Agreement), (5) (solely with respect to any breach or violation of Section 12.4 or Articles IX, XIII or XIV of the Security Agreement), (8), (9), (10), (11), (18) (solely with respect to any Manager Termination Event arising under Sections 7.1(a), (b) (solely with respect to any breach or violation of Sections 6.1(g), (i), (k) or (q) of any Management Agreement), (d), (e) or (g) of any Management Agreement), (20), (21), (22) (other than with respect to the Disposition of any Asset or any equity otherwise permitted by the terms of the Security Agreement), (27) or (30) of the Security Agreement (collectively, the "Excluded Defaults"); provided, however, the Agent and the Noteholders shall also forbear from exercising any of their rights, powers and remedies against any NexCen Entity or their respective property, including, foreclosure on any Collateral, for the period described above, arising as a result of the occurrence of any Default or Event of Default described in Sections 6.1(2), (5) (solely with respect to Section 12.4 of the Security Agreement), (8), (9), (20) or (27) of the Security Agreement solely to the extent that, and for so long as, the occurrence or existence of any such Default or Event of Default, individually or in the aggregate, does not materially and adversely effect the value, validity or enforceability of the Collateral or the Agent's rights or interests therein or otherwise in or under an Transaction Document as determined by the Agent. Consistent with the foregoing, nothing contained herein is intended or shall be deemed to constitute an acknowledgement, representation, warranty, covenant or other agreement on the part of the Agent or any Noteholder that is has agreed or it will agree (or has deemed to agree or will be deemed to agree) (i) to any forbearance relating to any of the Excluded Defaults, (ii) to any forbearance beyond the earlier of (x) October 1, 2010 and (y) the occurrence of either a Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement or (iii) that any such forbearance shall constitute (or be deemed to constitute) a waiver of any Default or Event of Default.

  Section 7    Representations and Warranties.

        The Issuer, each Co-Issuer, each Manager and NexCen Brands each represent that as of the date hereof, after giving effect to this Waiver and Amendment (i) each of the representations and warranties made in the Security Agreement and each other Transaction Document is complete, true and correct and (except to the extent such representations and warranties expressly relate to an earlier date) (ii) no Default, Event of Default or Manager Termination Event has occurred or will occur as a result of the transactions or other matters described in this Waiver and Amendment.

  Section 8    Agreement of Agent.

        The Agent hereby agrees that it will use commercially reasonable efforts to have The Bank of Tokyo-Mitsubishi UFJ, Ltd, New York Branch, as issuer, renew the Letter of Credit, which is due to expire on May 31, 2010, through the earliest of (i) October 1, 2010, (ii) the Closing (as defined in the Sale Agreement) and (iii) the occurrence of any Termination Event or the Termination Date under (and as defined in) the Accord and Satisfaction Agreement.

  Section 9    Condition to Effectiveness.

        This Waiver and Amendment shall become effective on the date that the Agent shall have received this Waiver and Amendment duly executed by the each of the parties hereto.

  Section 10    References in all Documents.

        To the extent any Transaction Document contains a provision that conflicts with the intent of this Waiver and Amendment, the parties hereby agree that the provisions herein shall govern. After the effectiveness of this Waiver and Amendment in accordance with its terms, all references to the Security Agreement in the Security Agreement and each Transaction Document shall be deemed to refer to the Security Agreement or such other Transaction Document as amended hereby.

  Section 11    Counterparts.

        This Waiver and Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

  Section 12    Governing Law.

        THIS WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

  Section 13    Severability of Provisions.

        Any provisions of this Waiver and Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

  Section 14    Continuing Effect.

        Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved. This Waiver and Amendment shall not effect a novation of the obligations of the parties to the Documents, but instead shall be merely an amendment of the terms governing such obligations.

  Section 15    Successors and Assigns.

        This Waiver and Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns, except that neither NexCen Brands, the Issuer nor any Co-Issuer may assign or transfer any of their respective rights or obligations under this Waiver and Amendment except as provided herein and in the Security Agreement without the prior written consent of the Agent.

[Signature pages to Follow]

        IN WITNESS WHEREOF, the parties below have caused this Waiver and Amendment to be duly executed by their respective duly authorized officers.

BTMU CAPITAL CORPORATION, as Agent
By:	/s/ KATHERINE M. MCCABE
	Name:	Katherine M. McCabe
	Title:	Executive Vice President
BTMU CAPITAL CORPORATION, as Noteholder
By:	/s/ KATHERINE M. MCCABE
	Name:	Katherine M. McCabe
	Title:	Executive Vice President

NEXCEN HOLDING CORPORATION, as Issuer
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
NEXCEN BRANDS, INC.
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	General Counsel, Secretary

ATHLETE'S FOOT BRANDS, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
BILL BLASS JEANS, LLC
By: Nexcen Holding Corporation Its: Managing Member
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
BILL BLASS INTERNATIONAL, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
WV IP HOLDINGS, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
PT FRANCHISE BRANDS, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary

PT FRANCHISING, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
PM FRANCHISE BRANDS, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
PM FRANCHISING, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
MARBLE SLAB FRANCHISE BRANDS, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
MARBLE SLAB FRANCHISING, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary

MAGGIEMOO'S FRANCHISE BRANDS, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
MAGGIEMOO'S FRANCHISING, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
GAC FRANCHISE BRANDS, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
GAC FRANCHISING, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
GAC MANUFACTURING, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary

GAC SUPPLY, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary
SHBX IP HOLDINGS, LLC
By:	/s/ SUE NAM
	Name:	Sue Nam
	Title:	Secretary

Acknowledged and Agreed:
NEXCEN FRANCHISE MANAGEMENT, INC.
	By:	/s/ SUE NAM
		Name:	Sue Nam
		Title:	Secretary
NEXCEN BRAND MANAGEMENT, INC.
	By:	/s/ SUE NAM
		Name:	Sue Nam
		Title:	Secretary
NB SUPPLY MANAGEMENT CORP.
	By:	/s/ SUE NAM
		Name:	Sue Nam
		Title:	Secretary

EXHIBIT A

Potential Defaults

1.
the occurrence of any Manager Termination Event described in Section 7.1(m) of each Manager Agreement;

2.
the occurrence of any Event of Default described in Sections 6.1(23) or 6.1(24) of the Security Agreement (as reported on any Manager Report);

3.
the occurrence of any Default or Event of Default described in Sections 11.6, 11.7, 12.4(a)(v), 12.4(a)(xiv), 12.4(b)(v), 12.4(b)(xiv), 12.4(b)(xv), 12.9(j) or 12.10(j) of the Security Agreement or Section 6.1(l) of each Manager Agreement solely to the extent directly caused by the execution and delivery by any NexCen Entity of the Sale Agreement or the consummation by any NexCen of the transactions contemplated thereby;

4.
as required by Section 12.5(b) of the Security Agreement, within sixty (60) days of the end of each calendar year, delivery to the Agent of the Valuation Report;

5.
as required by Section 12.10(q)(iv) of the Security Agreement, on the first occurring Reporting Date following the end of the calendar quarter ending June 30, 2010, delivery to the Agent of the Asset Income Report in substantially the form attached to the Security Agreement as Exhibit L for each Co-Issuer on a quarterly and year-to-date basis; and

6.
any Manager Termination Event, Default or Event of Default solely to the extent directly caused by the occurrence of the Potential Defaults set forth in clauses (1) through (5) above.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 017KGB 1 U PX + Special Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain 1. Approve the sale of substantially all of the assets of NexCen Brands, Inc., to Global Franchise Group, LLC, pursuant to and on the terms set forth in the Acquisition Agreement, dated May 13, 2010, between NexCen and Global Franchise Group, LLC. 3. Approve an amendment to NexCen’s certificate of incorporation to reduce the number of authorized shares of capital stock from 1 billion shares of common stock and 1 million shares of preferred stock to 100 million shares of common stock and 1 million shares of preferred stock. For Against Abstain 2. Approve the plan of complete dissolution and liquidation of NexCen, including the liquidation and dissolution of NexCen contemplated thereby, following the closing of the asset sale contemplated by the Acquisition Agreement. 4. Authorize the NexCen board of directors to adjourn the special meeting, in its discretion, if the voting power of holders of NexCen common stock represented and voting in favor of the asset sale proposal, the plan of dissolution proposal or the share reduction proposal is insufficient to approve any of such proposals under Delaware law. Change of Address — Please print new address below. Comments — Please print your comments below. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof. For Against Abstain For Against Abstain 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 1234 5678 9012 345 0 2 6 1 4 0 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on July 29, 2010. Vote by Internet Log on to the Internet and go to www.investorvote.com Follow the steps outlined on the secured website. Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Follow the instructions provided by the recorded message.

. Special Meeting of Stockholders This proxy is solicited by the Board of Directors The stockholder(s), revoking all prior proxies, hereby appoint(s) Kenneth J. Hall and Sue J. Nam, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock of NEXCEN BRANDS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of stockholder(s) to be held at 10:00 a.m., Eastern Time on July 29, 2010, at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, 50th Floor, New York, NY 10022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4 and, in the discretion of Mr. Hall and Ms. Nam, on any other items that may properly come before the Special Meeting. Continued and to be signed on reverse side Proxy — NEXCEN BRANDS, INC. [1]IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.